The Prudential Series Fund, Inc.

VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life(R)
Pruco Life's Variable Appreciable Life(R)
Pruco Life of New Jersey's Variable Appreciable Life(R)
Prudential's Custom VAL(SM)
Pruco Life's Discovery(R) Life Plus
Pruco Life of New Jersey's Discovery(R) Life Plus
Pruco Life's Variable Life Insurance
Pruco Life of New Jersey's Variable Life Insurance
Prudential Survivorship Preferred(R)

PROSPECTUS SUPPLEMENT INCLUDED

ANNUAL REPORT     December 31, 2000

VARIABLE ANNUITIES

Prudential's Discovery(R)
Plus Pruco Life's Discovery(R) Plus
Pruco Life of New Jersey's Discovery(R) Plus
Pruco Life's Discovery Preferred(R)
Prudential's Variable Investment Plan(R)
Prudential's Qualified Variable Investment Plan

[LOGO OF BUILD ON THE ROCK]

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

IFS-200101-A050488

[LOGO OF PRUDENTIAL]

[LOGO OF BUILD ON THE ROCK]

THE FOLLOWING ARE THE AVERAGE ANNUAL TOTAL RATES OF RETURN
NET OF INVESTMENT EXPENSES AS OF 12/31/2000/1/


                                         Six        One        Three     Five       Ten        Since       Inception
                                        Months      Year       Years     Years     Years     Inception       Date
Conservative Balanced                    -1.85%     -0.48%      5.86%     8.68%     9.66%       9.94%         5/83
Diversified Bond/2/                       6.73       9.72       5.29      5.75      7.83        8.68          5/83
Equity (Class I)                          9.26       3.28       8.30     13.42     16.08       14.28          5/83
Flexible Managed                         -2.07      -1.44       5.40      9.44     11.40       11.00          5/83
Global                                  -16.86     -17.68      15.15     14.35     12.74       11.31          9/88
Government Income/2/, /5/                 8.00      12.78       6.18      6.06      7.72        8.15          5/89
High Yield Bond                          -6.13      -7.91      -2.02      3.58     10.26        6.74          2/87
Money Market/3/                           3.18       6.20       5.52      5.44      4.99        6.30          5/83
   7-Day Current Net Yield/4/ 6.26%
Natural Resources                        18.87      37.66      18.55     14.03     13.24       12.94          5/88
Prudential Jennison (Class I)           -20.54     -17.38      17.32     19.46      N/A        21.70          4/95
Small Capitalization Stock                4.96      12.81       8.05     13.59      N/A        15.49          4/95
Stock Index                              -8.53      -9.03      12.09     18.05     17.08       16.56         10/87
Value (Formerly Equity Income)           22.07      15.59       8.28     16.12     16.17       14.77          2/88
Zero Coupon Bond 2005/5/                  8.78      13.76       6.44      5.82      9.87        9.67          5/89

Past performance is not indicative of future results.

/1/Average Annual Total Return is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/2000. Source: Prudential. Six-month returns are not annualized.

/2/The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares.

/3/An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $10.00 per share, it is possible to lose money by investing in the Portfolio.

/4/The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

/5/Not available in all variable contracts.

The rates of return quoted above and on the following pages reflect the reinvestment of all dividends and distributions, and the deduction of investment management fees and expenses, but not variable product-related charges. If they did, the performance quoted would be significantly lower.

Variable life insurance is distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey. All are Prudential companies.

Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations.

                        THE PRUDENTIAL SERIES FUND, INC.
                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                    Diversified Conservative Growth Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
               Value Portfolio (formerly Equity Income Portfolio)
                              20/20 Focus Portfolio
                         Zero Coupon Bond Portfolio 2005

                       Supplement, dated February 1, 2001
                                       to
                        Prospectus, dated April 30, 2000

     On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

     Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.


Objective of Value Portfolio (formerly Equity Income Portfolio)

     Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest--Investment Objectives and Policies":

          The investment objective of the Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.


Investment Policies

     The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e.,

PSFSUP12 (02/01/2001)                                            RS.SU.007.0201
the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

     Each Portfolio may invest in exchange-traded funds.


   Diversified Bond Portfolio

     Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

     The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.


   Diversified Conservative Growth Portfolio

     The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.


   Government Income Portfolio

     The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

     The Portfolio may invest up to 15% of its assets in zero coupon bonds.


   Small Capitalization Stock Portfolio and Stock Index Portfolio

     Each Portfolio may invest in exchange-traded funds.

     Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.


   20/20 Focus Portfolio

     The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."


New Investment Adviser

     Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

          Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

     The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.


New Investment Sub-Advisers

     As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

     Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

     Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

     Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

     Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

     GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

     Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

     Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.


New Portfolio Managers

     The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."


   An Introductory Note About Fixed Income Management

     Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

     Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

     Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

     The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

     The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

     The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.


   Diversified Bond Portfolio

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.


   Diversified Conservative Growth Portfolio

     William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

     The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

     The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

     Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

     William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.


   Equity Portfolio

     Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

     Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

     Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


   Global Portfolio

     Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

   Government Income Portfolio and Zero Coupon Bond Portfolio 2005

     The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   High Yield Bond Portfolio

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   Money Market Portfolio

     The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.


   Natural Resources Portfolio

     Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.


   Prudential Jennison Portfolio

     This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.


   Small Capitalization Stock Portfolio

     Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.


   Stock Index Portfolio

     John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.

   Value Portfolio (formerly Equity Income Portfolio)

     Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

     James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

     Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.


   20/20 Focus Portfolio

     Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

     Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.


Natural Resources Portfolio: Change to Non-Diversified

     Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.

                                            Annual Report     December 31, 2000
--------------------------------------------------------------------------------

Table of Contents

3    Letter to Contract Owners

4    Commentary and Outlook

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
     Conservative Balanced Portfolio
     Diversified Bond Portfolio
     Equity Portfolio
     Flexible Managed Portfolio
     Global Portfolio
     Government Income Portfolio
     High Yield Bond Portfolio
     Money Market Portfolio
     Natural Resources Portfolio
     Prudential Jennison Portfolio
     Small Capitalization Stock Portfolio
     Stock Index Portfolio
     Value Portfolio (Formerly Equity Income Portfolio)
     Zero Coupon Bond 2005 Portfolio

FINANCIAL REPORTS

A1   Financial Statements
B1   Schedule of Investments
C1   Notes to Financial Statements
D1   Financial Highlights
E1   Report of Independent Accountants


This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., and the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Letter to Contract Owners


DEAR CONTRACT OWNER:

This annual report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2001




[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."


CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Equity Commentary

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.

HOW THE SECTORS PERFORMED

 .    Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 .    Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 .    Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 .    Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment-- left many customers with no pressing need to upgrade further.

 .    Two economically sensitive sectors--consumer cyclicals and basic materials--suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

 .    In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.

The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

          Performance of U.S. Market Sectors Through December 31, 2000

                                       [GRAPH]

                         Technology             (39.9)%
                         Energy                  14.1%
                         Capital Goods            3.5%
                         Utilities               59.7%
                         Communication Services (38.8)%
                         Basic Materials        (12.5)%
                         Consumer Cyclicals     (20.2)%
                         Healthcare              35.9%
                         Consumer Staples         5.3%
                         Financials              26.1%
                         Transportation          18.5%



           S&P 500 Index Sector Weightings Through December 31, 2000

                                    [GRAPH]



                           Technology            21.8%
                           Financials            17.3%
                           Health Care           13.4%
                           Consumer Staples      11.5%
                           Capital Goods          8.6%
                           Consumer Cyclicals     7.8%
                           Energy                 6.4%
                           Communication Services 5.5%
                           Utilities              3.8%
                           Basic Materials        3.1%
                           Transportation         0.7%



Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Equity Outlook


COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Commentary


U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market Indexes Through December 31, 2000

                                    [GRAPH]

                                    One Year

                     Global (U.S. dollar) Index        1.43%
                     U.S. Mortgage-Backed Securities  11.16%
                     Emerging Markets                 13.73%
                     U.S. Treasuries                  13.52%
                     U.S. Aggregate Index             11.63%
                     U.S. Corp. Investment Grade       9.39%
                     U.S. Municipals                  11.68%
                     U.S. Corporate High Yield        (5.86)%


Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Outlook


BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.


FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.


MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Conservative Balanced Portfolio


MANAGED BY
Mark Stumpp and Michael Lillard

"In the past year, we increased the proportion of the Portfolio normally allocated to stocks from about 35% to 50%, closer to the asset allocation of the typical balanced fund (55% to 60% stocks, according to our research). The greater equity exposure should provide more participation in stock market performance than previously, while remaining below average in order to dampen volatility relative to the Lipper (VIP) Balanced Funds Average. In addition, all of the Portfolio's stocks are now indexed to the S&P 500 so as to provide a broadly diversified portfolio whose expected performance will reflect the overall stock market. We also modified our bond strategy to hold more closely to the aggregate bond market. We are confident that the new asset allocation targets will be in the best interests of long-term investors."

PERFORMANCE SUMMARY

                                        Six
Average Annual Returns                 Months    1-Year     3-Year   5-Year   10-Year
Conservative Balanced Portfolio/1/     (1.85)%   (0.48)%     5.86%    8.68%    9.66%
Lipper (VIP) Balanced Funds Avg./2/     1.09%     2.25%      8.04%   11.32%   11.71%
S&P 500 Index/3/                       (8.71)%   (9.10)%    12.26%   18.33%   17.44%
Lehman Gov't./Corp. Bond Index/4/       7.36%    11.85%      6.21%    6.24%    8.00%

Conservative Balanced Portfolio inception date: 5/13/83.


The Conservative Balanced Portfolio returned -0.48% for the period ending December 31, 2000 while the Lipper (VIP) Balanced Funds Average advanced 2.25%. The return was above the all-stock S&P 500's steep decline and equal to the median (middle-performing) fund in the Lipper group, a good result for a conservative portfolio.

PERFORMANCE REVIEW

Our bond returns were good, but slightly trailed the overall bond market due to the poor performance of corporate bonds. We tend to emphasize corporate bonds in our bond portfolio, and they lag their Treasury counterparts when the economy slows. Over the long run, however, we believe that corporate bonds, particularly the shorter-maturity issues, have tended to outperform equivalent Treasury bonds.

Our stocks performed well compared with the S&P 500 benchmark. However, smaller and mid-sized stocks--particularly those trading at low multiples of price to earnings--were in favor throughout the year. Because the S&P 500 emphasizes large established firms, our performance trailed others who specialize in smaller issues. Our research suggests that, over the long term, holding a broad market-based stock portfolio leads to solid performance. Consequently, we are comfortable with our current position.


                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]


                $25,157 Conservative   $30,404 Lipper (VIP)   $49,914 S&P          $21,598 Lehman
                Balanced Portfolio/1/ Balanced Funds Avg./2/  500 Index/3/  Gov't./Corp. Bond Index/4/
 Dec 1990             10,000                 10,000             10,000                 10,000
                      10,817                 10,889             11,423                 10,425
 Dec 1991             11,907                 12,201             13,040                 11,613
                      12,014                 12,241             12,952                 11,902
 Dec 1992             12,735                 13,131             14,032                 12,493
                      13,732                 13,893             14,715                 13,466
 Dec 1993             14,289                 14,615             15,443                 13,871
                      13,956                 13,918             14,921                 13,270
 Dec 1994             14,151                 14,147             15,646                 13,385
                      15,543                 16,120             18,805                 14,963
 Dec 1995             16,595                 17,569             21,519                 15,960
                      17,432                 18,372             23,690                 15,660
 Dec 1996             18,690                 19,818             26,456                 16,423
                      20,147                 21,824             31,906                 16,874
 Dec 1997             21,205                 23,499             35,280                 18,026
                      22,905                 25,797             41,532                 18,778
 Dec 1998             23,693                 27,000             45,369                 19,733
                      24,650                 28,846             50,980                 19,284
 Dec 1999             25,279                 30,132             54,912                 19,310
                      25,631                 30,894             54,678                 20,117
 Dec 2000             25,157                 30,404             49,914                 21,598



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Diversified Bond Portfolio


MANAGED BY

Steven Kellner

"Within the financial sector of the corporate bond market, we favor bonds of brokerage firms over those of banks. We believe brokerage firms have stronger risk controls, while banks' exposure to troubled loans has increased recently."

PERFORMANCE SUMMARY

                                       Six
Average Annual Returns                Months   1-Year    3-Year    5-Year   10-Year
Diversified Bond Portfolio/1/         6.73%     9.72%     5.29%     5.75%    7.83%
Lipper (VIP) Corp. Debt BBB Avg./2/   6.14%     9.36%     4.88%     5.73%    7.89%
Lehman Aggregate Bond Index/3/        7.35%    11.63%     6.36%     6.46%    7.96%

Diversified Bond Portfolio inception date: 5/13/83.


Several factors helped the Diversified Bond Portfolio outperform its Lipper Average in 2000. First, we maintained a sizable exposure to longer-term U.S. Treasuries. Second, we adopted a more conservative strategy toward riskier assets such as high-yield (junk) bonds and emerging market bonds. Third, rating upgrades and other positive events boosted prices of some bonds in the Portfolio.

PERFORMANCE REVIEW

The U.S. economy lost steam after the Federal Reserve (the Fed) raised short-term interest rates in February, March, and May 2000. In fact, the economy weakened so much that many investors expected the Fed to eventually cut short-term rates to stimulate economic activity.

Consequently, they accepted lower yields (and paid higher prices) for investment-grade bonds. But because slower economic growth hurt corporate earnings, prices of investment-grade corporate bonds rallied less than prices of Treasuries, while prices of junk bonds declined sharply.

A supply/demand imbalance also helped Treasuries outperform the rest of the U.S. bond market in 2000. Investors rushed to buy Treasuries as growing federal budget surpluses reduced the U.S. government's need to borrow money through issuance of Treasuries. Therefore, the government cut Treasury issuance and bought back $30 billion of them in 2000. Of course, owning longer-term Treasuries during this time benefited the Portfolio.

Among investment-grade corporate bonds and emerging market bonds, we shifted toward shorter-term maturities to maintain yield and cut price risk and volatility. We also favored shorter-term junk bonds rated BB, such as those of energy and utility companies. These bonds outperformed lower-rated junk bonds in 2000.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

               $21,242 Diversified       $21,403 Lipper (VIP)               $21,504 Lehman
                Bond Portfolio/1/       Corp. Debt BBB Avg./2/          Aggregate Bond Index/3/
Dec 1990            10,000                      10,000                          10,000
                    10,449                      10,533                          10,447
Dec 1991            11,644                      11,686                          11,600
                    11,959                      12,052                          11,914
Dec 1992            12,481                      12,613                          12,459
                    13,383                      13,659                          13,318
Dec 1993            13,745                      14,136                          13,674
                    13,221                      13,461                          13,145
Dec 1994            13,301                      13,556                          13,275
                    14,908                      15,191                          14,794
Dec 1995            16,058                      16,239                          15,727
                    15,812                      16,039                          15,536
Dec 1996            16,765                      16,943                          16,298
                    17,453                      17,501                          16,802
Dec 1997            18,201                      18,598                          17,872
                    19,008                      19,338                          18,574
Dec 1998            19,503                      19,881                          19,424
                    19,183                      19,530                          19,158
Dec 1999            19,360                      19,636                          19,265
                    19,903                      20,178                          20,033
Dec 2000            21,242                      21,403                          21,504


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Equity Portfolio


MANAGED BY

Jeffrey Siegel, Bradley L. Goldberg, and David Kiefer

"Through the first half of 2001, strong stock selection will continue to be the key to navigate uncertain markets. The question facing investors is whether the slowdown under way will result in a soft landing or a recession. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks, and are biased toward owning more. We find telecommunications now attractively priced, especially consumer services. We are very proud of our performance in 2000, and hopeful about the outlook for the Portfolio in 2001."


PERFORMANCE SUMMARY

                                          Six
Average Annual Returns                   Months     1-Year     3-Year     5-Year     10-Year
Equity Portfolio (Class I)/1/             9.26%      3.28%      8.30%     13.42%     16.08%
Lipper (VIP) Growth Fund Avg./2/        (11.88)%    (9.22)%    13.96%     17.39%     17.52%
S&P 500 Index/3/                         (8.71)%    (9.10)%    12.26%     18.33%     17.44%

Equity Portfolio (Class I) inception date: 5/13/83.

The Equity Portfolio (Class I)'s 3.28% return in 2000 substantially outperformed the 9.22% decline of the Lipper (VIP) Growth Fund Average. The comparative performance was helped significantly by the Portfolio's relatively few holdings in technology and telecommunications services, which were the period's worst-performing sectors.

PERFORMANCE REVIEW

Healthcare corporate earnings generally are improving and the stocks are moving up. Tenet Healthcare, UnitedHealth Group, and WellPoint Health made particularly large contributions to our return.

Prices are finally increasing in the insurance industry as well. Loews, Axa Financial, and Chubb made substantial contributions to our return. The Portfolio also was helped by large gains on its smaller positions in Old Republic International and John Hancock Financial Services. Nabisco Group Holdings and Philip Morris were among the larger contributors to our return.

The largest negative impact to our return came from Eastman Kodak, whose film sales have been hurt by a weak economy. Our weighting in basic materials, whose earnings are strongly linked to economic cycles, also hurt, as investors feared that rising interest rates would subdue growth.

Our paper and metals stocks declined steeply for much of the year, but improved in the fourth quarter. We've trimmed our paper holdings since stocks have risen significantly and Willamette received a takeover offer at a large premium. Our computer and telecommunications stocks detracted from our return. However, we delayed buying many of these stocks until they were well below their highs.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                      $44,405 Equity       $51,843 Lipper (VIP)    $49,914 S&P
                    Class I Portfolio/1/   Growth Fund Avg./2/     500 Index/3/
                    --------------------   -------------------     ------------
Dec 1990                   10,000                10,000               10,000
                           12,058                11,578               11,423
Dec 1991                   12,601                13,674               13,040
                           13,434                13,160               12,952
Dec 1992                   14,387                14,817               14,032
                           16,210                15,627               14,715
Dec 1993                   17,533                16,846               15,443
                           17,195                15,739               14,921
Dec 1994                   18,020                16,533               15,646
                           21,009                19,697               18,805
Dec 1995                   23,659                22,185               21,519
                           25,389                24,452               23,690
Dec 1996                   28,041                26,781               26,456
                           31,760                30,937               31,906
Dec 1997                   34,955                34,009               35,280
                           39,314                40,017               41,532
Dec 1998                   38,221                43,405               45,369
                           44,133                48,911               50,980
Dec 1999                   42,993                57,369               54,912
                           40,642                59,443               54,678
Dec 2000                   44,405                51,843               49,914



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Flexible Managed Portfolio


MANAGED BY

Mark Stumpp

"Our current asset allocation favors equities. Despite reduced corporate earnings prospects, the Federal Reserve's reduction of interest rates suggests that it is cognizant of the economic situation and will continue to take steps to bolster the economy. At this juncture, low stock prices and interest rates cause our models to favor stocks. This would be true even if earnings forecasts fall significantly from current estimates. Our experience with our methodology is that it tends to be an early buyer in periods of economic distress, but we prefer to be well positioned for an eventual rebound. Within the stock portion, we have increased the emphasis on mid- and small-cap stocks, which have played a more prominent role in the portfolios of our competitors."

PERFORMANCE SUMMARY

                                       Six
Average Annual Returns                Months     1-Year     3-Year     5-Year     10-Year
Flexible Managed Portfolio/1/         (2.07)%    (1.44)%     5.40%      9.44%     11.40%
Lipper (VIP) Flexible Avg./2/         (0.82)%     0.68%      8.60%     11.91%     12.62%
S&P 500 Index/3/                      (8.71)%    (9.10)%    12.26%     18.33%     17.44%
Lehman Gov't./Corp. Bond Index/4/      7.36%     11.85%      6.21%      6.24%      8.00%


Flexible Managed Portfolio inception date: 5/13/83.

The Flexible Managed Portfolio returned -1.44%, which lagged the median Lipper
(VIP) Flexible Average, but was quite good compared with the -9.1% return of the S&P 500. The Portfolio's stocks beat their S&P 500 benchmark because they included mid-cap stocks, which performed very well in 2000, and they had good sector and security selection. The bond portion lagged the Lehman Government/Corporate Bond Index due to a heavier exposure to corporate bonds and to downgrades among some corporate holdings.

PERFORMANCE REVIEW

The Portfolio's stocks fell substantially less than the S&P 500, but nonetheless declined in the worst year for large-cap stocks in a couple of decades. The S&P mid- and small-cap indexes both had sizable positive returns, which, we believe, also boosted the performance of some of our competitors. Bonds overall generated the kind of strong return usually associated with stocks. The Portfolio's holdings slightly trailed the Lehman Government Corporate Bond Index because signs of a slowing economy increased concerns about corporate debt, and some of our bonds came under particular pressure. On balance, corporate bonds are priced exceptionally attractively relative to their Treasury counterparts, and we are disinclined to sell them at this point in the economic cycle.

We changed the way we manage the equity portion of our Portfolio: We now take a large number of small positions (typically not more than one-half percent) on either side of the benchmark weight for each security. We also maintain sector, industry, and size exposures relatively close to the benchmark. The objective is to minimize the risk that any one stock can significantly depress performance relative to the benchmark. We employ a unique stock evaluation approach that stresses different quantitative factors, depending upon whether the stock is fast or slow growing.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                  $29,434 Flexible       $33,448 Lipper (VIP)       $49,914 S&P        $21,598 Lehman
                Managed Portfolio/1/       Flexible Ave./2/         500 Index/3/  Gov't./Corp. Bond Index/4/
                --------------------       ----------------       ------------    ------------------------
Dec 1990             10,000                      10,000               10,000                 10,000
                     10,870                      11,094               11,423                 10,425
Dec 1991             12,543                      12,568               13,040                 11,613
                     12,272                      12,577               12,952                 11,902
Dec 1992             13,498                      13,549               14,032                 12,493
                     14,701                      14,418               14,715                 13,466
Dec 1993             15,600                      15,190               15,443                 13,871
                     14,750                      14,565               14,921                 13,270
Dec 1994             15,107                      14,930               15,646                 13,385
                     16,944                      16,995               18,805                 14,963
Dec 1995             18,753                      18,676               21,519                 15,960
                     19,710                      19,727               23,690                 15,660
Dec 1996             21,309                      21,334               26,456                 16,423
                     23,468                      23,673               31,906                 16,874
Dec 1997             25,137                      25,605               35,280                 18,026
                     27,546                      28,388               41,532                 18,778
Dec 1998             27,710                      29,655               45,369                 19,733
                     29,526                      31,553               50,980                 19,284
Dec 1999             29,865                      33,470               54,912                 19,310
                     30,057                      34,071               54,678                 20,117
Dec 2000             29,434                      33,448               49,914                 21,598


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Global Portfolio


MANAGED BY

Daniel J. Duane and Michelle Picker

"Despite the decline in many global stock markets in 2000, we believe the reasons for holding global equities remain compelling. Unlike in the United States, many international economies have spare industrial capacity. The productivity-enhancing factors and corporate restructuring that drove the lengthy bull market in the United States are only in the early stages in many other countries. Another positive trend is the promise of the digital revolution. As consumers and businesses upgrade to new digital products, the countries that develop and market them should benefit."

PERFORMANCE SUMMARY

                                   Six
Average Annual Returns            Months      1-Year     3-Year     5-Year    10-Year
Global Portfolio/1/              (16.86)%    (17.68)%    15.15%     14.35%     12.74%
Lipper (VIP) Global Avg./2/       (9.27)%     (9.93)%    13.79%     14.05%     12.00%
Morgan Stanley World Index/3/    (10.90)%    (13.18)%    10.49%     12.12%     11.93%


Global Portfolio inception date: 9/19/88.

In a market in which growth stocks were leading the broader global averages down, the Global Portfolio returned -17.68%, trailing the Lipper (VIP) Global Average of -9.93% primarily because of its growth investment style.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

Our telecommunications and media stocks pulled down our return over 2000, particularly two Japanese holdings--Nippon Telegraph and Telephone and NTT DoCoMo (wireless telecommunications)--which were among our poorest performers. So was Vodafone (U.K.) the largest wireless telecommunications service company in the world. Investors appear to have decided that some telecommunications markets were saturated and that some companies had invested too much in bandwidth licenses. We reduced our losses by recognizing the technology-media-telecommunications (TMT) decline early, selling some of our TMT stocks, and then buying them again at reduced prices later in the year. We continue to believe that TMT represents the largest growth market of our time.

Other Japanese technology holdings, such as Fujitsu and Sony, also fell. We believe this was due to investors' general aversion to Japanese stocks, caused by the stalling Japanese economy and the slow pace of financial reform in that country.

Some TMT companies escaped the pressure and added substantially to our return, including Thomson Multimedia (France) and, Mannesmann and Deutsche Telekom (both Germany). However, the largest positive contribution to our performance came from U.S. TMT firms, including PMC Sierra, Atmel, Juniper Networks, and Electronic Arts.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                      $33,176 Global        $31,854 Lipper (VIP)     $30,864 Morgan Stanley
                       Portfolio/1/            Global Avg./2/             World Index/3/
                 -----------------------  -----------------------   -----------------------
Dec 1990                10,000                    10,000                     10,000
                        10,427                    10,363                     10,609
Dec 1991                11,139                    11,404                     11,828
                        11,129                    11,560                     11,057
Dec 1992                10,758                    11,270                     11,210
                        12,229                    12,852                     12,909
Dec 1993                15,398                    15,264                     13,733
                        14,801                    14,915                     14,231
Dec 1994                14,646                    15,060                     14,430
                        16,030                    15,796                     15,750
Dec 1995                16,971                    16,926                     17,420
                        18,711                    18,333                     18,654
Dec 1996                20,314                    19,613                     19,768
                        22,850                    22,242                     22,809
Dec 1997                21,731                    22,257                     22,884
                        25,933                    25,503                     26,693
Dec 1998                27,181                    25,594                     28,453
                        29,828                    27,894                     30,875
Dec 1999                40,300                    35,329                     35,548
                        39,902                    35,683                     34,640
Dec 2000                33,176                    31,854                     30,864


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Government Income Portfolio*


MANAGED BY

Michael Lillard and Peter Cordrey

"The U.S. bond market will have a hard time repeating last year's solid performance. But we believe the Federal Reserve's monetary policy should be more accommodating, and a slowing U.S. economy should also prove helpful to the bond market. We will look for opportunities to increase the Portfolio's weighting in mortgage-related securities in 2001."

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                        Months    1-Year    3-Year    5-Year     10-Year
Government Income Portfolio/1/                8.00%     12.78%     6.18%      6.06%      7.72%
Lipper (VIP) General U.S. Gov't. Avg./2/      7.61%     12.12%     5.91%      5.81%      7.48%
Lehman Gov't. Bond Index/3/                   7.88%     13.24%     6.74%      6.49%      7.92%

Government Income Portfolio inception date: 5/1/89.

The Government Income Portfolio outperformed its Lipper Average by 66 basis points for the period ending December 31, 2000. (A basis point is one-hundredth of a percent.) The Portfolio benefited from its holdings of U.S. Treasuries and federal agency securities as these sectors outperformed other U.S. fixed-income investments.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

PERFORMANCE REVIEW

Strong U.S. economic growth generated budget surpluses that reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government cut issuance of Treasuries in 2000 and bought back $30 billion of them. As a shrinking supply of Treasuries met with solid investor demand, prices of Treasuries gained more than other types of U.S. bonds. The Portfolio benefited from holding Treasuries that were more likely to be bought back by the federal government.

Because the Federal Reserve Board (the Fed) feared the powerful economy would ignite higher inflation, it raised short-term rates in February, March, and May 2000 to curb economic growth. The economy lost steam in the second half of 2000, leading investors to believe the Fed would cut short-term rates to stimulate economic activity. Therefore, they accepted lower yields (and paid higher prices) for investment-grade U.S. bonds, most of which provided double-digit returns in 2000, based on Lehman Brothers bond indexes.

Holding a wide array of high-quality bonds helped the Portfolio benefit more fully from the U.S. debt market rally. By the end of 2000, mortgage-related investments, including Collateralized Mortgage Obligations (CMOs), accounted for approximately 40% of the Portfolio's net assets, up from 18% a year earlier. Federal agency securities comprised a still considerable 33%, down from 42%, and Treasuries declined to 20% from 31%.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                $21,033 Government         $20,585 Lipper (VIP)             $21,431 Lehman
                Income Portfolio/1/     General U.S. Gov't. Avg./2/       Gov't. Bond Index/3/
                -------------------     ---------------------------       --------------------
Dec 1990              10,000                     10,000                         10,000
                      10,212                     10,358                         10,355
Dec 1991              11,611                     11,574                         11,532
                      11,694                     11,830                         11,778
Dec 1992              12,290                     12,383                         12,365
                      13,405                     13,308                         13,297
Dec 1993              13,834                     13,611                         13,683
                      13,058                     12,953                         13,120
Dec 1994              13,119                     13,053                         13,221
                      14,690                     14,526                         14,702
Dec 1995              15,674                     15,454                         15,646
                      15,293                     15,139                         15,365
Dec 1996              16,022                     15,854                         16,080
                      16,443                     16,294                         16,502
Dec 1997              17,571                     17,294                         17,621
                      18,264                     17,942                         18,358
Dec 1998              19,167                     18,757                         19,357
                      18,666                     18,364                         18,918
Dec 1999              18,649                     18,397                         18,925
                      19,476                     19,141                         19,865
Dec 2000              21,033                     20,585                         21,431




*Not available in all variable contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) General U.S. Govt. Avg. is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   High Yield Bond Portfolio


MANAGED BY

Casey Walsh and George Edwards

"We see particularly good value in newly issued high-yield corporate bonds (or junk bonds). Because of the dismal performance of junk bonds in 2000, only better-quality high-yield issuers have been allowed access to the market in 2001. These newly issued junk bonds carry attractive yields that have not been available in the high-yield market for some time."

PERFORMANCE SUMMARY

                                           Six
Average Annual Returns                    Months    1-Year    3-Year     5-Year     10-Year
High Yield Bond Portfolio/1/              (6.13)%   (7.91)%   (2.02)%     3.58%      10.26%
Lipper (VIP) High Current Yield Avg./2/   (6.20)%   (7.03)%   (1.38)%     4.08%       9.84%
Lehman Corporate High Yield Index/3/      (4.70)%   (5.86)%   (0.61)%     4.28%      11.16%


High Yield Bond Portfolio inception date: 2/23/87.

The negative returns of the High Yield Bond Portfolio, its benchmark Lipper Average, and the Lehman Corporate High Yield Index reflect the unusually difficult conditions in the junk bond market in 2000. The Portfolio returned -7.91% for the period ending December 31, 2000.

PERFORMANCE REVIEW

Investors demanded higher yields (and lower prices) on bonds, especially junk bonds, as the Federal Reserve (the Fed) increased short-term interest rates in February, March, and May to slow the brisk pace of U.S. economic growth and check inflationary pressures. High-yield bonds also sold off as a growing number of companies defaulted or missed debt service payments on their high-yield bonds.

The Fed's rate hikes slowed U.S. economic growth in the second half of 2000, hurting corporate earnings and consumer confidence. Investors reacted by shifting more money from high-yield bonds into safer assets such as U.S. Treasuries.

We adopted a more conservative strategy by reducing the Portfolio's exposure to bonds of companies in industries such as metals, paper, and retailing that often suffer most in an economic downturn. By contrast, we boosted exposure to bonds of firms in defensive industries such as cable television. We also cut exposure to bonds rated below single-B and raised exposure to bonds rated Ba, the highest ratings category in the junk bond market.

Despite these moves, the Portfolio's remaining exposure to bonds rated below single-B hurt its relative performance as lower-quality junk bonds dramatically underperformed high-yield bonds rated Ba (or its equivalent BB). The Portfolio's relative performance also suffered because it held bonds that defaulted, such as those of retailer Kasper and steelmaker LTV.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]


                 $26,564 High Yield         $25,673 Lipper (VIP)       $28,819 Lehman Corporate
                 Bond Portfolio/1/       High Current Yield Avg./2/        High Yield Index/3/
                 -----------------        --------------------------        -------------------
Dec 1990              10,000                      10,000                           10,000
                      12,527                      12,178                           12,960
Dec 1991              13,899                      13,589                           14,618
                      15,391                      15,041                           16,131
Dec 1992              16,336                      15,838                           16,921
                      18,192                      17,651                           18,704
Dec 1993              19,484                      18,832                           19,817
                      19,270                      18,392                           19,368
Dec 1994              18,953                      18,275                           19,613
                      20,760                      20,251                           22,048
Dec 1995              22,282                      21,642                           23,374
                      23,349                      22,645                           24,182
Dec 1996              24,820                      24,508                           26,027
                      26,279                      25,948                           27,541
Dec 1997              28,241                      27,683                           29,349
                      29,710                      28,884                           30,670
Dec 1998              27,576                      27,425                           29,897
                      28,540                      28,235                           30,555
Dec 1999              28,847                      28,431                           30,612
                      28,300                      27,905                           30,241
Dec 2000              26,564                      25,673                           28,819



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

High-yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Corporate High Yield Index (LHYI) is an unmanaged index comprised of over 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Money Market Portfolio


MANAGED BY

Manolita Brasil and Joseph Tully

"The Federal Reserve (the Fed) lowered short-term interest rates twice in January 2001. We believe the Fed will continue to ease monetary policy in 2001 to prevent the U.S. economy from slipping into a recession."

PERFORMANCE SUMMARY

                                       Six                                       7-Day Current
Average Annual Returns               Months  1-Year    3-Year   5-Year   10-Year   Net Yield/1/
Money Market Portfolio/1/             3.18%   6.20%    5.52%    5.44%     4.99%       6.26%
Lipper (VIP) Money Market Avg./2/     3.09%   5.99%    5.29%    5.22%     4.75%        N/A


Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.

The Money Market Portfolio returned 6.20% in 2000, compared with a 5.99% return reported by its benchmark Lipper Average. On December 26, 2000, the Portfolio's seven-day current yield was 6.26%, up from 6.12% on June 27, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW

The year 2000 was a favorable period for investors in money market funds because money market yields climbed to very attractive levels. Investors required higher money market yields as the Fed increased short-term rates in February, March, and May 2000 to slow U.S. economic growth and avoid mounting inflationary pressures.

We enhanced the Portfolio's performance by taking advantage of good investment opportunities created by the trend toward higher yields. We purchased bank and corporate securities maturing in three months and six months. Besides their solid yields, proceeds from these securities could be reinvested later in the year in higher-yielding securities that might be available if the Fed continued to raise short-term rates. There seemed to be a good chance for further rate hikes throughout the summer as the Fed continued to voice concern that economic conditions might spark higher inflation.

By autumn, the Fed's continued hawkish stance contrasted with market expectations for lower short-term rates. Therefore, we invested primarily in the six-month sector. Not until late December did the Fed issue a statement warning that risks were weighted mainly toward weak economic conditions. This shift from battling inflation to avoiding an economic downturn bolstered hopes for lower short-term rates. Consequently, money market yields fell sharply in December.

                          SEVEN-DAY CURRENT NET YIELDS

                                    [GRAPH]


                   6.26% Money Market      5.89% Average Money
                      Portfolio/1/            Market Fund/3/
                 ---------------------    ---------------------
Dec 99                    5.7                      5.2
                          5.6                      5.1
                          5.7                      5.2
                          5.7                      5.1
Jan 00                    5.7                      5.1
                          5.6                      5.1
                          5.6                      5.1
                          5.6                      5.2
                          5.6                      5.2
Feb 00                    5.6                      5.2
                          5.6                      5.2
                          5.6                      5.2
                          5.6                      5.2
Mar 00                    5.7                      5.3
                          5.7                      5.4
                          5.7                      5.4
                          5.7                      5.4
Apr 00                    5.8                      5.4
                          5.8                      5.4
                          5.7                      5.4
                          5.8                      5.5
                          6.0                      5.6
May 00                    6.1                      5.7
                          6.1                      5.7
                          6.2                      5.8
                          6.2                      5.8
Jun 00                    6.1                      5.9
                          6.0                      5.9
                          6.0                      5.9
                          6.5                      5.9
Jul 00                    6.5                      5.9
                          6.5                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.4                      5.9
Aug 00                    6.4                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
Sep 00                    6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
Oct 00                    6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
Nov 00                    6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
                          6.3                      5.9
Dec 00                    6.3                      5.9



Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 12/26/2000.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. As of 12/26/2000, based on 328 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Natural Resources Portfolio


MANAGED BY

Mark DeFranco and Leigh R. Goehring

"The Portfolio has a substantial focus on energy-related investments. The oil and gas industry has become more financially focused over the past several years and has sacrificed production for higher returns on capital. The result was a drop in non-OPEC oil supply in the year 2000. Given the long lead time for new developments, we expect that supply will be restrained for the next several years. If so, oil and gas prices will be higher than most investors expect."

PERFORMANCE SUMMARY

                                    Six
Average Annual Returns             Months    1-Year    3-Year   5-Year   10-Year
Natural Resources Portfolio/1/     18.87%    37.66%    18.55%   14.03%   13.24%
Lipper (VIP) Nat. Res. Avg./2/     11.39%    23.96%     8.18%    6.00%    6.59%
S&P 500 Index/3/                   (8.71)%   (9.10)%   12.26%   18.33%   17.44%

Natural Resources Portfolio inception date: 5/1/88.

In a generally declining stock market, the Natural Resources Portfolio returned an exceptional 37.66%, for the period ended December 31, 2000, almost 14 percentage points above the Lipper (VIP) Natural Resources Average. It also substantially outperformed the Lipper averages over the past 3-, 5-, and 10-year periods. The Portfolio's strong focus on energy-related stocks provided most of this year's advantage.

Sector investing carries higher risks than investments in a broadly diversified portfolio.

PERFORMANCE REVIEW

The Portfolio's large gains were driven primarily by energy companies that have strong trading operations, such as Dynegy, or that have access to natural gas supplies, such as Western Gas Resources. Kinder Morgan, a well-positioned gas pipeline company, also was a large contributor. Alberta Energy is a Canadian company that made some catch-up gains after not fully participating in the energy bull market in 1999.

Oil and gas exploration and development companies, including Cross Timbers Oil and Newfield Exploration, made strong contributions. Oil service companies, which benefited from positive prospects for drilling, had substantial advances. In this group, our holdings in BJ Services, which provides specialized pressure pumping and cementing services, Weatherford International, and Smith International all performed well.

Our platinum group stocks, including Anglo American Platinum, Stillwater Mining, and Impala Platinum Holdings, made significant contributions to our return. Platinum and palladium are precious metals that also are used for automobile catalytic converters. Demand for both metals should increase substantially in the next several years.

On the other hand, the slowing U.S. economy damaged the prospects for base and precious metals (except the platinum group), hurting companies such as Freeport-McMoRan Copper and Gold, Kaiser Aluminum, and Newmont Mining.

                         $10,000 INVESTED OVER 10 YEARS

                                     [GRAPH]

                          $34,683 Natural              $20,088 Lipper (VIP)           $49,914 S&P 500
                       Resources Portfolio/1/           Nat. Res. Avg./2/                 Index/3/
                    ----------------------------  ----------------------------  ---------------------------
Dec 1990                      10,000                         10,000                        10,000
                              10,741                         10,506                        11,423
Dec 1991                      11,030                         10,224                        13,040
                              11,841                         10,571                        12,952
Dec 1992                      11,835                         10,046                        14,032
                              14,402                         13,002                        14,715
Dec 1993                      14,812                         13,909                        15,443
                              14,447                         13,376                        14,921
Dec 1994                      14,175                         13,543                        15,646
                              16,441                         14,439                        18,805
Dec 1995                      17,991                         15,183                        21,519
                              21,489                         17,019                        23,690
Dec 1996                      23,546                         17,790                        26,456
                              23,197                         17,519                        31,906
Dec 1997                      20,817                         15,799                        35,280
                              19,811                         14,706                        41,532
Dec 1998                      17,258                         12,408                        45,369
                              22,995                         15,591                        50,980
Dec 1999                      25,194                         16,242                        54,912
                              29,177                         17,881                        54,678
Dec 2000                      34,683                         20,088                        49,914


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Natural Resources Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Natural resource companies are affected by numerous factors including events occurring in nature, inflationary pressures, and international politics.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Prudential Jennison Portfolio


MANAGED BY

Michael Del Balso, Kathleen McCarragher, and Spiros Segalas

"Over the past few years, investors gradually came to realize the growth potential of technology firms. However, after the extraordinary gains of 1998 into early 2000, much of that potential was already priced into technology stocks. We don't believe this means companies' growth will subside or that their stocks are overpriced; we believe it means that they have, as a group, about the same possibilities for share price appreciation as the rest of the market does. Accordingly, we have broadened our Portfolio's focuses. We expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years."

PERFORMANCE SUMMARY

                                              Six                                       Since
Average Annual Returns                       Months      1-Year    3-Year    5-Year   Inception
Prudential Jennison Portfolio (Class I)/1/  (20.54)%    (17.38)%   17.32%    19.46%     21.70%
Lipper (VIP) Growth Fund Avg./2/            (11.88)%     (9.22)%   13.96%    17.39%     19.07%
S&P 500 Index/3/                             (8.71)%     (9.10)%   12.26%    18.33%     20.11%

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

The Prudential Jennison Portfolio (Class I)'s 17.38% decline for the year ended December 31, 2000, was substantially greater than the 9.22% fall of the Lipper
(VIP) Growth Fund Average. This is primarily because the growth fund category includes funds managed in the value style, which was strongly favored in 2000.

PERFORMANCE REVIEW

We had a substantial focus on the technology sector, which at first helped our performance considerably: Juniper Networks, EMC, Applied Micro Circuits, and Texas Instruments made significant positive contributions to our annual return.

However, the technology sector began a sharp descent in March 2000, and our return was pulled down by the declines of Microsoft, NTL, Cisco Systems, Dell Computer, and Motorola, among others. We took some profits in the technology group early in the year. However, it would have helped to reduce our weighting even more because technology stocks declined further later in the year.

We also had a substantial focus on telecommunications services. We lost ground on several holdings in this sector, particularly AT&T, Liberty Media, Time Warner, and Nextel Communications.

Conversely, we should have held more healthcare, although we did add considerably to our holdings over the year. We benefited particularly from our shares in American Home Products. Lilly and Schering-Plough also were among the positive contributors to our return.

                        $10,000 INVESTED SINCE INCEPTION

                                    [GRAPH]


                        $30,549 Prudential             $27,371 Lipper              $28,243 S&P 500
                      Jennison Portfolio/1/        (VIP) Growth Avg./2/                Index/3/
                   --------------------------   --------------------------   --------------------------
April 1995                   10,000                       10,000                       10,000
                             11,276                       10,805                       10,640
Dec 1995                     12,556                       12,144                       12,176
                             13,494                       13,417                       13,405
Dec 1996                     14,362                       14,624                       14,970
                             16,801                       16,798                       18,053
Dec 1997                     18,916                       18,555                       19,962
                             22,841                       21,775                       23,500
Dec 1998                     26,002                       23,369                       25,672
                             29,972                       26,226                       28,846
Dec 1999                     36,975                       30,602                       31,071
                             38,447                       31,617                       30,938
Dec|2000                     30,549                       27,371                       28,243


Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Small Capitalization Stock Portfolio


MANAGED BY

Wai C. Chiang


"The S&P 600 SmallCap Index beat the S&P 500 Index for the first full year since 1993, but prior to 1993 there was a multi-year period of small-cap outperformance. Investors who are familiar only with the recent growth-stock bull market may not be familiar with the return potential of small caps. The primary reason for their underperformance in recent years and for their superior return in 2000 is that technology stocks make up a much smaller part of the S&P 600 SmallCap Index than of the S&P 500 Index. In addition, in 2000, they fell much less than their large-cap counterparts, while small-cap energy, healthcare, and financial stocks had significantly greater gains. More generally, this was a year in which investors turned from a few favorites toward the many neglected securities sectors, including small-cap stocks."

PERFORMANCE SUMMARY

                                      Six Since
Average Annual Returns                   Months    1-Year    3-Year  5-Year   Inception
Small Capitalization Stock Portfolio1    4.96%     12.81%     8.05%  13.59%     15.49%
Lipper (VIP) Small Cap. Avg.2           (6.05)%     0.24%    10.73%  14.22%     15.10%
S&P 600 SmallCap Index3                  4.61%     11.18%     7.45%  13.58%     15.78%

Small Capitalization Stock Portfolio inception date: 4/25/95.

The Small Capitalization Stock Portfolio returned 12.81% in the year 2000, outperforming the S&P 600 SmallCap Index by more than a percentage point. Good portfolio management more than made up for transaction costs and fees.

The Standard & Poor's 600 Small Capitalization Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.

PERFORMANCE REVIEW

The strong return of the S&P 600 SmallCap Index in 2000 was due primarily to the 70.8% gain of its healthcare component and the 59.7% rise of its slightly larger financial component. Although the Index's two largest sectors, consumer cyclicals and technology, both had negative returns, their 1.8% and 23.7% downturns were modest in comparison with the large gains of the stronger sectors. The energy and utilities sectors, somewhat smaller components, also made substantial contributions to the year's return with their gains of 79.9% and 34.2%, respectively.

Small-cap stocks tend to have larger movements, both up and down, than those of larger companies, and this worked to their advantage in 2000. Although the communications services sector exhibited this tendency in a steep 50.5% drop, it represented a negligible component of the Index.

The largest contributions to the Index's return came from companies that outgrew the Index during the year. These included Protein Design, Vertex
Pharmaceuticals, and Mercury Interactive. The first two--biotechnology firms--saw their share prices triple and quadruple during the portion of the year they were still in the SmallCap Index.

                        $10,000 INVESTED SINCE INCEPTION

                                    [GRAPH]

                   $22,686 Small Capitalization       $24,648 Lipper (VIP)         $22,940 S&P SmallCap
                        Stock Portfolio/1/             Small Cap Avg./2/               600 Index/3/
                   ----------------------------   ----------------------------  ---------------------------
April 1995                     10,000                       10,000                        10,000
                               10,681                       10,641                        10,713
Dec 1995                       11,996                       12,019                        12,138
                               13,224                       13,741                        13,501
Dec 1996                       14,367                       14,372                        14,726
                               16,022                       15,618                        16,428
Dec 1997                       17,983                       17,203                        18,494
                               19,037                       18,513                        19,622
Dec 1998                       17,846                       17,803                        18,251
                               18,773                       19,582                        19,171
Dec 1999                       20,109                       24,899                        20,516
                               21,613                       26,982                        21,929
Dec 2000                       22,686                       24,648                        22,940


Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

Small-cap stocks may have limited marketability and may be subject to more abrupt or erratic movement than large-cap stocks.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P Small Capitalization 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Stock Index Portfolio


MANAGED BY

John W. Moschberger

"Although the S&P 500 had its largest percentage loss since 1977, the declines were focused in two sectors that had extraordinarily strong returns in recent years: technology and communication services. Several sectors that had trailed in 1999 had gains over 20% in 2000: utilities, healthcare, and financials. So, by and large, the market was correcting for previous imbalances. Over the past three years, the S&P 500 averaged a 12.3% return, well above the 9.9% average since 1951. Over the past five years, the average return was over 18%. For those with the multiyear time horizon appropriate to stock investors, we have been in good times."

PERFORMANCE SUMMARY

                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year

Stock Index Portfolio/1/              (8.53)%  (9.03)%  12.09%   18.05%  17.08%
Lipper (VIP) S&P 500 Index Avg./2/    (8.77)%  (9.32)%  11.97%   17.98%  17.06%
S&P 500 Index/3/                      (8.71)%  (9.10)%  12.26%   18.33%  17.44%

Stock Index Portfolio inception date: 10/19/87.

The Stock Index Portfolio declined 9.03% in the year 2000, seven basis points (hundredths of a percentage point) above the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

Despite the S&P 500's decline in 2000, there were more gainers than losers among its stocks, and more sectors averaged gains than losses. However, the huge technology sector was the worst performer, down 39.9%. Its share of the Index by market capitalization dropped from about a third at its high in August to only 21.8% at year-end. It is still by far the largest sector, however.

Among individual companies, the biggest negative impacts came from large technology and telecommunications companies: Microsoft, Lucent, AT&T, Worldcom, Cisco, Yahoo, America Online, Dell Computer, and JDS Uniphase. The 38.8% loss of the communication services sector also was a substantial drag on the average.

The second and third largest sectors at period-end were healthcare and financials, both of which had large gains of 35.9% and 26.1%, respectively. However, these gains offset only about half of the impact of technology's decline. The best-performing sector was utilities, up 59.7%, but it comprises less than 4% of the overall index.

                         $10,000 INVESTED OVER 10 YEARS

                                     [GRAPH]


                     $48,378 Stock           $48,360 Lipper (VIP)             $49,914 S&P
                  Index Portfolio/1/         S&P 500 Index Avg./2/            500 Index/3/
               -------------------------   -------------------------   -------------------------
Dec 1990               10,000                       10,000                      10,000
                       11,394                       11,464                      11,423
Dec 1991               12,972                       13,025                      13,040
                       12,857                       12,900                      12,952
Dec 1992               13,898                       13,977                      14,032
                       14,543                       14,715                      14,715
Dec 1993               15,241                       15,416                      15,443
                       14,702                       14,878                      14,921
Dec 1994               15,395                       15,546                      15,646
                       18,468                       18,630                      18,805
Dec 1995               21,101                       21,254                      21,519
                       23,200                       23,351                      23,690
Dec 1996               25,862                       26,065                      26,456
                       31,116                       31,268                      31,906
Dec 1997               34,354                       34,503                      35,280
                       40,357                       40,518                      41,532
Dec 1998               44,118                       44,235                      45,369
                       49,453                       49,582                      50,980
Dec 1999               53,181                       53,298                      54,912
                       52,893                       53,003                      54,678
Dec 2000               48,378                       48,360                      49,914


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Value Portfolio (Formerly Equity Income Portfolio)

MANAGED BY

Thomas Kolefas and Bradley L. Goldberg

"We are seeing ample evidence that the U.S. economy is slowing and believe it will stabilize, with 1% to 2% GDP growth in the last quarter of 2000 and the first quarter of 2001. This slowdown has created opportunities for value investors, as stock prices in many sectors (including technology and telecommunications) suffered severe declines, while sectors with more consistent earnings were rewarded. We are pruning our holdings in the defensive sectors that have done well and reinvesting selectively in technology and telecommunications. We are looking for stocks whose prices fell because of sector or market factors that were independent of company fundamentals. We are moving into companies that are attractively priced, yet have strong fundamentals and identifiable catalysts for growth."

PERFORMANCE SUMMARY

                                     Six
Average Annual Returns              Months   1-Year   3-Year    5-Year   10-Year

Value Portfolio/1/                  22.07%   15.59%    8.28%    16.12%    16.17%
Lipper (VIP) Equity Income Avg./2/   8.72%    6.74%    9.47%    15.08%    15.80%
S&P 500 Index/3/                    (8.71)   (9.10)%  12.26%    18.33%    17.44%

Value Portfolio inception date: 2/19/88.

Despite declines in the broad market averages, the Value Portfolio returned 15.59% in the year 2000, substantially outpacing even the strong 6.74% Lipper
(VIP) Equity Income Average.

PERFORMANCE REVIEW

Financial stocks were our largest commitment over the year. Among investment banks, we owned smaller firms that were attractively priced and potential consolidation targets: Lehman Brothers Holdings, PaineWebber Group (purchased by
UBS), A.G. Edwards, and Bear Stearns Companies all made substantial contributions to our return. We also had excellent results from Washington Mutual (a savings and loan), Allstate (personal lines insurance), Equity Residential Properties (a REIT), and Associates First Capital (acquired by Citigroup) and Countrywide Credit Industries (both lenders).

We benefited when Nabisco Group Holdings sold its shares of Nabisco Group to Philip Morris at a substantial premium; R.J. Reynolds bought the residual part of Nabisco Group Holdings. All three stocks appreciated significantly because the new alignment left each company more focused on its strengths.

Our investments in the healthcare (HCA Healthcare, Humana, Tenet Healthcare, Aetna) and energy (Noble Affiliates, Pioneer Natural Resources, Anadarko) sectors also had substantial gains.

We lost ground on our basic materials stocks: paper companies (Georgia-Pacific Group), metals (Alcoa, USX, and AK Steel), and chemicals (Millennium Chemicals). The performance of basic materials stocks is strongly linked to economic cycles, and investors feared that rising interest rates would choke off growth. However, basic materials rebounded strongly in the fourth quarter, as a Federal Reserve interest-rate cut appeared likely and the U.S. dollar weakened versus the euro, helping exporters.

                         $10,000 INVESTED OVER 10 YEARS

                                     [GRAPH]

                         $44,764 Equity           $43,773  Lipper (VIP)          $49,914 S&P
                       Income Portfolio/1/        Equity Income Avg./2/          500 Index/3/
                    -------------------------   -------------------------  -------------------------
Dec 1990                     10,000                      10,000                     10,000
                             11,372                      11,178                     11,423
Dec 1991                     12,751                      12,574                     13,040
                             12,919                      12,628                     12,952
Dec 1992                     14,043                      13,795                     14,032
                             16,232                      14,875                     14,715
Dec 1993                     17,173                      15,766                     15,443
                             16,996                      15,285                     14,921
Dec 1994                     17,420                      15,774                     15,646
                             19,878                      18,554                     18,805
Dec 1995                     21,200                      20,837                     21,519
                             22,695                      22,185                     23,690
Dec 1996                     25,809                      24,667                     26,456
                             30,318                      29,077                     31,906
Dec 1997                     35,257                      32,390                     35,280
                             38,746                      36,021                     41,532
Dec 1998                     34,417                      36,782                     45,369
                             40,705                      40,961                     50,980
Dec 1999                     38,727                      41,178                     54,912
                             36,670                      40,620                     54,678
Dec 2000                     44,764                      43,773                     49,914


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Zero Coupon Bond 2005 Portfolio*

MANAGED BY

Michael Lillard

"The U.S. bond market will have a hard time repeating last year's solid performance. But we believe the Federal Reserve's monetary policy should be more accommodating, and a slowing U.S. economy should also prove helpful to the bond market."

PERFORMANCE SUMMARY

                                     Six
Average Annual Returns              Months   1-Year    3-Year  5-Year   10-Year

Zero Coupon Bond 2005 Portfolio/1/   8.78%   13.76%     6.44%   5.82%    9.87%

Lipper (VIP) Target Mat. Avg./2/    10.11%   16.97%     6.45%   6.08%   10.42%

Lehman Gov't. Bond Index/3/          7.88%   13.24%     6.74%   6.49%    7.92%

Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.

The Zero Coupon Bond 2005 Portfolio underperformed its Lipper Average in 2000 primarily because many of the mutual funds included in the Lipper Average invest in longer-term bonds than this Portfolio.

Among U.S. Treasuries and federal agency securities, which are key investment vehicles in this universe of funds, prices of longer-term bonds climbed more than prices of shorter-term bonds as the investment-grade U.S. bond market rallied in 2000.

PERFORMANCE REVIEW

The U.S. economy had begun to slow after the Federal Reserve increased short-term interest rates three times in the first half of 2000. As the economy lost momentum, many investors believed the Fed would eventually cut short-term interest rates to stimulate economic growth. As a result, they accepted lower yields on higher-quality U.S. bonds, which pushed prices higher.

In this market environment, Treasuries and federal agency securities provided very attractive returns. We maintained a large exposure to Treasuries, which comprised 75% of the Portfolio's net assets as of December 31, 2000.

Treasuries performed better than other sectors of the U.S. bond market in 2000 as investors hurriedly bought a shrinking supply of these government securities. Fewer were available as growing federal budget surpluses reduced the U.S. government's need to raise money through issuance of Treasuries. Therefore, it cut issuance of Treasuries and also bought back $30 billion of them in 2000.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                    $25,623 Zero Coupon             $27,001 Lipper (VIP)         $21,431 Lehman Gov't.
                  Bond 2005 Portfolio/1/             Target Mat. Avg./2/             Bond Index/3/
              ------------------------------  -----------------------------  ------------------------------
Dec 1990                  10,000                             10,000                     10,000
                          10,135                              9,976                     10,355
Dec 1991                  12,116                             12,056                     11,532
                          12,043                             12,191                     11,778
Dec 1992                  13,287                             13,562                     12,365
                          15,495                             15,852                     13,297
Dec 1993                  16,201                             16,716                     13,683
                          14,557                             14,734                     13,120
Dec 1994                  14,645                             14,924                     13,221
                          17,573                             18,071                     14,702
Dec 1995                  19,309                             20,234                     15,646
                          17,983                             18,583                     15,365
Dec 1996                  19,114                             19,940                     16,080
                          19,491                             20,337                     16,502
Dec 1997                  21,250                             22,565                     17,621
                          22,191                             23,783                     18,358
Dec 1998                  23,875                             25,539                     19,357
                          22,666                             23,897                     18,918
Dec 1999                  22,524                             23,452                     18,925
                          23,555                             24,568                     19,865
Dec 2000                  25,623                             27,001                     21,431


*Not available in all variable contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                        CONSERVATIVE BALANCED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $4,319,007,401). $4,495,287,634
  Receivable for investments sold..............    120,611,488
  Interest and dividends receivable............     24,374,923
  Receivable for securities lending income.....      4,450,677
  Due from broker-variation margin.............        163,505
  Receivable for capital stock sold............        115,375
  Prepaid expenses and other assets............         17,381
                                                --------------
   Total Assets................................  4,645,020,983
                                                --------------
LIABILITIES
  Payable for investments purchased............    574,912,026
  Collateral for securities on loan............    288,744,428
  Payable to custodian.........................     55,784,583
  Payable to investment adviser................      5,226,141
  Securities lending rebate payable............      2,842,986
  Due to broker-variation margin...............      1,201,200
  Payable for capital stock repurchased........      1,115,112
  Accrued expenses and other liabilities.......        867,040
  Withholding tax payable......................         40,096
                                                --------------
   Total Liabilities...........................    930,733,612
                                                --------------
NET ASSETS..................................... $3,714,287,371
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    2,539,143
   Paid-in capital, in excess of par...........  3,528,434,054
                                                --------------
                                                 3,530,973,197
  Undistributed net investment income..........      8,946,675
  Accumulated net realized gain on investments.        835,012
  Net unrealized appreciation on investments...    173,532,487
                                                --------------
   Net assets, December 31, 2000............... $3,714,287,371
                                                ==============
Net asset value and redemption price per share,
 253,914,290 outstanding shares of common stock
 (authorized 740,000,000 shares)............... $        14.63
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $165,714 foreign withholding tax)...... $  24,637,895
  Interest.................................................   149,922,999
  Income from securities loaned, net.......................     1,589,950
                                                            -------------
                                                              176,150,844
                                                            -------------
EXPENSES
  Investment advisory fee..................................    22,076,301
  Shareholders' reports....................................     1,135,000
  Custodian's fees and expenses............................       252,000
  Accounting fees..........................................       215,000
  Audit fee................................................        88,000
  Commitment fee on syndicated credit agreement............        60,000
  Directors' fees and expenses.............................        18,700
  Legal fees and expenses..................................        17,000
  Transfer agent's fees and expenses.......................         9,500
  Miscellaneous............................................        17,021
                                                            -------------
   Total expenses..........................................    23,888,522
  Less: custodian fee credit...............................       (53,772)
                                                            -------------
   Net expenses............................................    23,834,750
                                                            -------------
NET INVESTMENT INCOME......................................   152,316,094
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments.............................................    44,179,292
   Futures.................................................    (5,199,383)
                                                            -------------
                                                               38,979,909
                                                            -------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  (204,175,576)
   Futures.................................................    (2,226,151)
                                                            -------------
                                                             (206,401,727)
                                                            -------------
NET LOSS ON INVESTMENTS....................................  (167,421,818)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS............................................ $ (15,105,724)
                                                            =============

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                  Year Ended December 31,
                                                                              ------------------------------
                                                                                   2000            1999
                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.....................................................  $  152,316,094  $  184,232,537
  Net realized gain on investments..........................................      38,979,909         444,194
  Net change in unrealized appreciation on investments......................    (206,401,727)    111,038,163
                                                                              --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............     (15,105,724)    295,714,894
                                                                              --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......................................    (143,761,460)   (183,840,496)
  Distributions from net realized capital gains.............................     (28,525,582)    (16,406,123)
  Distributions in excess of net realized capital gains.....................              --      (9,619,315)
                                                                              --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........................................    (172,287,042)   (209,865,934)
                                                                              --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,384,890 and 3,595,334 shares, respectively].........      36,179,880      54,694,876
  Capital stock issued in reinvestment of dividends and distributions
  [11,522,454 and 13,845,674 shares, respectively]..........................     172,287,042     209,865,934
  Capital stock repurchased [45,617,907 and 49,920,477 shares,
  respectively].............................................................    (693,927,016)   (759,229,309)
                                                                              --------------  --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......    (485,460,094)   (494,668,499)
                                                                              --------------  --------------
TOTAL DECREASE IN NET ASSETS................................................    (672,852,860)   (408,819,539)
NET ASSETS:
  Beginning of year.........................................................   4,387,140,231   4,795,959,770
                                                                              --------------  --------------
  End of year (a)...........................................................  $3,714,287,371  $4,387,140,231
                                                                              ==============  ==============
  (a) Includes undistributed net investment income of:......................  $    8,946,675  $      392,041
                                                                               --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                          DIVERSIFIED BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $1,451,148,883)........... $1,451,099,384
     Interest receivable....................................     22,919,574
     Receivable for investments sold........................     11,075,712
     Receivable for securities lending income...............        593,527
     Receivable for capital stock sold......................        299,162
     Due from broker-variation margin.......................        101,953
     Prepaid expenses and other assets......................          5,821
                                                             --------------
      Total Assets..........................................  1,486,095,133
                                                             --------------
   LIABILITIES
     Collateral for securities on loan......................    199,696,182
     Payable for investments purchased......................     13,178,005
     Payable to investment adviser..........................      1,281,735
     Payable for securities lending rebate..................      1,039,779
     Payable to custodian...................................        528,050
     Payable for capital stock repurchased..................        303,719
     Accrued expenses and other liabilities.................        305,984
                                                             --------------
      Total Liabilities.....................................    216,333,454
                                                             --------------
   NET ASSETS............................................... $1,269,761,679
                                                             ==============
     Net assets were comprised of:..........................
      Common stock, at $0.01 par value...................... $    1,125,220
      Paid-in capital, in excess of par.....................  1,226,941,163
                                                             --------------
                                                              1,228,066,383
     Undistributed net investment income....................     83,895,048
     Accumulated net realized loss on investments...........    (43,730,722)
     Net unrealized appreciation on investments and foreign
      currencies............................................      1,530,970
                                                             --------------
     Net assets, December 31, 2000.......................... $1,269,761,679
                                                             ==============
   Net asset value and redemption price per share,
    112,522,019 outstanding shares of common stock
    (authorized 340,000,000 shares)......................... $        11.28
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends..................................... $     87,262
  Interest and other income.....................   89,035,776
  Income from securities loaned, net............      134,794
                                                 ------------
                                                   89,257,832
                                                 ------------
EXPENSES
  Investment advisory fee.......................    4,904,903
  Shareholders' reports.........................      395,000
  Accounting fees...............................      111,000
  Custodian's fees and expenses.................       53,000
  Audit fee.....................................       29,000
  Commitment fee on syndicated credit agreement.       18,000
  Transfer agent's fees and expenses............       10,000
  Legal fees and expenses.......................        6,000
  Directors' fees and expenses..................        6,000
  Miscellaneous.................................        4,420
                                                 ------------
   Total expenses...............................    5,537,323
  Less: custodian fee credit....................      (19,820)
                                                 ------------
   Net expenses.................................    5,517,503
                                                 ------------
NET INVESTMENT INCOME...........................   83,740,329
                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments and short sales..................  (17,242,579)
   Futures......................................    1,864,303
                                                 ------------
                                                  (15,378,276)
                                                 ------------
  Net change in unrealized appreciation on:
   Investments..................................   43,706,397
   Futures......................................    2,127,313
                                                 ------------
                                                   45,833,710
                                                 ------------
NET GAIN ON INVESTMENTS.........................   30,455,434
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS...................................... $114,195,763
                                                 ============

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................... $   83,740,329  $   76,304,703
  Net realized loss on investments........................................................    (15,378,276)    (26,222,144)
  Net change in unrealized appreciation (depreciation) on investments.....................     45,833,710     (58,723,850)
                                                                                           --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........................    114,195,763      (8,641,291)
                                                                                           --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................    (76,149,984)             --
  Distributions from net realized capital gains...........................................       (154,720)     (3,302,269)
                                                                                           --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................    (76,304,704)     (3,302,269)
                                                                                           --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,885,765 and 26,987,966 shares, respectively]......................     65,312,487     296,061,460
  Capital stock issued in reinvestment of dividends and distributions
   [6,870,772 and 298,578 shares, respectively]...........................................     76,304,704       3,302,269
  Capital stock repurchased [14,789,510 and 14,272,876 shares, respectively]..............   (163,578,521)   (156,161,922)
                                                                                           --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........    (21,961,330)    143,201,807
                                                                                           --------------  --------------
TOTAL INCREASE IN NET ASSETS..............................................................     15,929,729     131,258,247
NET ASSETS:
  Beginning of year.......................................................................  1,253,831,950   1,122,573,703
                                                                                           --------------  --------------
  End of year (a)......................................................................... $1,269,761,679  $1,253,831,950
                                                                                           ==============  ==============
  (a) Includes undistributed net investment income of:.................................... $   83,895,048  $   76,304,703
                                                                                           --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

  ASSETS
    Investments, at value (cost: $5,294,039,938)............... $5,670,651,580
    Cash.......................................................          2,624
    Dividends and interest receivable..........................      5,673,941
    Receivable for capital stock sold..........................        438,951
    Prepaid expenses and other assets..........................         28,075
                                                                --------------
     Total Assets..............................................  5,676,795,171
                                                                --------------
  LIABILITIES
    Payable for investments purchased..........................     13,292,112
    Payable to investment adviser..............................      6,311,194
    Payable for capital stock repurchased......................      1,688,762
    Accrued expenses and other liabilities.....................        993,591
    Distribution fee payable...................................            691
    Administration fee payable.................................            414
                                                                --------------
     Total Liabilities.........................................     22,286,764
                                                                --------------
  NET ASSETS................................................... $5,654,508,407
                                                                ==============
    Net assets were comprised of:
     Common stock, at $0.01 par value.......................... $    2,307,846
     Paid-in capital, in excess of par.........................  5,031,426,434
                                                                --------------
                                                                 5,033,734,280
    Accumulated net realized gain on investments...............    244,166,693
    Net unrealized appreciation on investments and foreign
     currencies................................................    376,607,434
                                                                --------------
    Net assets, December 31, 2000.............................. $5,654,508,407
                                                                ==============
    Class I:
    Net asset value and redemption price per share,
     $5,652,722,117 / 230,711,708 outstanding shares of
     common stock (authorized 590,000,000 shares).............. $        24.50
                                                                ==============
    Class II:
    Net asset value and redemption price per share, $1,786,290
     / 72,876 outstanding shares of common stock (authorized
     10,000,000 shares)........................................ $        24.51
                                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $276,328 foreign witholding tax)....... $   80,651,752
  Interest.................................................     46,486,885
                                                            --------------
                                                               127,138,637
                                                            --------------
EXPENSES
  Investment advisory fee..................................     25,541,146
  Distribution Fee -- Class II.............................          1,652
  Administration Fee -- Class II...........................            991
  Shareholders' reports....................................      1,695,000
  Custodian's fees and expenses............................        224,000
  Audit fee................................................        111,000
  Accounting fees..........................................         87,000
  Commitment fee on syndicated credit agreement............         81,000
  Legal fees and expenses..................................         30,000
  Directors' fees and expenses.............................         24,000
  Transfer agent's fees and expenses.......................         10,000
  Miscellaneous expenses...................................         22,271
                                                            --------------
   Total expenses..........................................     27,828,060
  Less: custodian fee credit...............................        (48,809)
                                                            --------------
   Net expenses............................................     27,779,251
                                                            --------------
NET INVESTMENT INCOME......................................     99,359,386
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
   Investments.............................................  1,030,312,776
   Foreign currencies......................................      2,338,357
                                                            --------------
                                                             1,032,651,133
                                                            --------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (973,415,248)
   Foreign currencies......................................        135,791
                                                            --------------
                                                              (973,279,457)
                                                            --------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.............     59,371,676
                                                            --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $  158,731,062
                                                            ==============
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................... $    99,359,386  $   108,030,872
  Net realized gain on investments and foreign currencies.................................   1,032,651,133      762,123,248
  Net change in unrealized depreciation on investments and foreign currencies.............    (973,279,457)    (132,832,254)
                                                                                           ---------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................     158,731,062      737,321,866
                                                                                           ---------------  ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.................................................................................    (102,292,545)    (105,053,778)
  Class II................................................................................         (10,455)          (2,550)
                                                                                           ---------------  ---------------
                                                                                              (102,303,000)    (105,056,328)
                                                                                           ---------------  ---------------
  Distributions in excess of net investment income
  Class I.................................................................................      (2,366,581)              --
  Class II................................................................................            (242)              --
                                                                                           ---------------  ---------------
                                                                                                (2,366,823)              --
                                                                                           ---------------  ---------------
  Distributions from net realized capital gains
  Class I.................................................................................    (922,859,030)    (737,903,685)
  Class II................................................................................        (233,451)         (30,961)
                                                                                           ---------------  ---------------
                                                                                              (923,092,481)    (737,934,646)
                                                                                           ---------------  ---------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................  (1,027,762,304)    (842,990,974)
                                                                                           ---------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,012,832 and 8,685,422 shares, respectively].......................     164,590,658      269,993,500
  Capital stock issued in reinvestment of dividends and distributions
   [41,958,871 and 29,304,589 shares, respectively].......................................   1,027,762,304      842,990,974
  Capital stock repurchased [32,920,434 and 33,043,224 shares, respectively]..............    (904,109,555)  (1,019,065,758)
                                                                                           ---------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................     288,243,407       93,918,716
                                                                                           ---------------  ---------------
TOTAL DECREASE IN NET ASSETS..............................................................    (580,787,835)     (11,750,392)
NET ASSETS:
  Beginning of year.......................................................................   6,235,296,242    6,247,046,634
                                                                                           ---------------  ---------------
  End of year (a)......................................................................... $ 5,654,508,407  $ 6,235,296,242
                                                                                           ===============  ===============
  (a) Includes undistributed net investment income of:....................................              --  $     2,943,614
                                                                                           ---------------  ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                          FLEXIBLE MANAGED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost $5,115,076,159)............ $5,243,408,426
      Receivable for investments sold........................    110,439,052
      Interest and dividends receivable......................     24,179,757
      Receivable for capital stock sold......................         25,781
      Prepaid expenses and other assets......................         23,336
                                                              --------------
       Total Assets..........................................  5,378,076,352
                                                              --------------
    LIABILITIES
      Payable to Custodian...................................     23,283,080
      Payable for investments purchased......................    534,334,841
      Collateral for securities on loan......................    339,366,648
      Payable to investment adviser..........................      6,836,182
      Due to broker-variation margin.........................      3,733,586
      Securities lending rebate payable......................      3,489,372
      Payable for securities lending agent...................      1,500,608
      Payable for capital stock repurchased..................        793,329
      Accrued expenses and other liabilities.................        958,092
                                                              --------------
       Total Liabilities.....................................    914,295,738
                                                              --------------
    NET ASSETS............................................... $4,463,780,614
                                                              ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    2,700,239
       Paid-in capital, in excess of par.....................  4,136,438,009
                                                              --------------
                                                               4,139,138,248
      Undistributed net investment income....................    152,843,382
      Accumulated net realized gain on investments...........     49,893,059
      Net unrealized appreciation on investments and foreign
       currencies............................................    121,905,925
                                                              --------------
      Net assets, December 31, 2000.......................... $4,463,780,614
                                                              ==============
    Net asset value and redemption price per share,
     270,023,929 outstanding shares of common stock
     (authorized 740,000,000 shares)......................... $        16.53
                                                              ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

   INVESTMENT INCOME
     Dividends (net of $236,894 foreign withholding tax)...... $  37,802,809
     Interest.................................................   143,568,980
     Income from securities loaned, net.......................     2,065,014
                                                               -------------
                                                                 183,436,803
                                                               -------------
   EXPENSES
     Investment advisory fee..................................    28,517,533
     Shareholders' reports....................................     1,342,000
     Custodian's fees and expenses............................       275,000
     Accounting fee...........................................       201,000
     Audit fee................................................       105,000
     Commitment fee on syndicated credit agreement............        70,000
     Legal fees and expenses..................................        21,000
     Directors' fees and expenses.............................        21,000
     Transfer agent's fees and expenses.......................         9,000
     Miscellaneous............................................        19,764
                                                               -------------
      Total expenses..........................................    30,581,297
     Less: custodian fee credit...............................       (84,523)
                                                               -------------
      Net expenses............................................    30,496,774
                                                               -------------
   NET INVESTMENT INCOME......................................   152,940,029
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
     Net realized gain (loss) on:
      Investments.............................................    74,473,875
      Futures.................................................    (7,219,271)
                                                               -------------
                                                                  67,254,604
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (283,145,814)
      Futures.................................................    (4,909,564)
                                                               -------------
                                                                (288,055,378)
                                                               -------------
   NET LOSS ON INVESTMENTS....................................  (220,800,774)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $ (67,860,745)
                                                               =============
STATEMENTS OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................... $  152,940,029  $  168,147,775
  Net realized gain on investments....................................................     67,254,604      67,028,322
  Net change in unrealized appreciation (depreciation) on investments.................   (288,055,378)    158,247,390
                                                                                       --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................    (67,860,745)    393,423,487
                                                                                       --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................   (168,115,561)       (240,137)
  Distributions from net realized capital gains.......................................    (67,504,778)    (60,930,102)
                                                                                       --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................   (235,620,339)    (61,170,239)
                                                                                       --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,504,679 and 3,138,333 shares, respectively]...................     43,028,815      53,348,688
  Capital stock issued in reinvestment of dividends and distributions
   [14,021,602 and 3,554,343 shares, respectively]....................................    235,620,339      61,170,239
  Capital stock repurchased [(36,990,583) and (42,922,625) shares, respectively]......   (636,651,751)   (731,489,268)
                                                                                       --------------  --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................   (358,002,597)   (616,970,341)
                                                                                       --------------  --------------
TOTAL DECREASE IN NET ASSETS..........................................................   (661,483,681)   (284,717,093)
NET ASSETS:
  Beginning of year...................................................................  5,125,264,295   5,409,981,388
                                                                                       --------------  --------------
  End of year (a)..................................................................... $4,463,780,614  $5,125,264,295
                                                                                       ==============  ==============
  (a) Includes undistributed net investment income of:................................ $  152,843,382  $  168,078,194
                                                                                       --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               GLOBAL PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $1,117,419,530)........... $1,183,239,048
      Foreign currency, at value (cost: $59,893,716).........     62,581,490
      Cash...................................................         14,533
      Receivable for investments sold........................      5,186,043
      Dividends and interest receivable......................        713,700
      Receivable for capital stock sold......................        279,566
      Deferred expenses and other assets.....................         30,424
      Receivable for securities lending income...............         18,674
      Forward foreign currency contracts receivable..........         17,838
                                                              --------------
       Total Assets..........................................  1,252,081,316
                                                              --------------
    LIABILITIES
      Collateral for securities on loan......................     58,235,071
      Payable for investments purchased......................      4,515,498
      Unrealized depreciation on interest rate swap..........      2,384,960
      Payable to investment adviser..........................      2,297,187
      Payable for capital stock repurchased..................      1,826,285
      Accrued expenses and other liabilities.................        409,784
      Securities lending rebate payable......................        257,192
      Forward foreign currency contracts payable.............         22,137
                                                              --------------
       Total Liabilities.....................................     69,948,114
                                                              --------------
    NET ASSETS............................................... $1,182,133,202
                                                              ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $      500,615
       Paid-in capital, in excess of par.....................    893,181,022
                                                              --------------
                                                                 893,681,637
      Undistributed net investment income....................      3,125,482
      Accumulated net realized gain on investments...........    219,207,383
      Net unrealized appreciation on investments and foreign
       currencies............................................     66,118,700
                                                              --------------
      Net assets, December 31, 2000.......................... $1,182,133,202
                                                              ==============
    Net asset value and redemption price per share,
     50,061,527 outstanding shares of common stock
     (authorized 140,000,000 shares)......................... $        23.61
                                                              ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $955,303 foreign withholding tax). $   7,669,553
  Interest............................................     6,473,097
  Income from securities loaned, net..................       752,186
                                                       -------------
                                                          14,894,836
                                                       -------------
EXPENSES
  Investment advisory fee.............................    10,215,401
  Custodian's fees and expenses.......................       650,000
  Shareholders' reports...............................       447,000
  Accounting fees.....................................       135,000
  Audit fee...........................................        30,000
  Commitment fee on syndicated credit agreement.......        21,000
  Transfer agent's fees and expenses..................         9,500
  Directors' fees and expenses........................         6,700
  Legal fees and expenses.............................         5,500
  Miscellaneous.......................................         7,083
                                                       -------------
   Total expenses.....................................    11,527,184
  Less: custodian fee credit..........................       (43,901)
                                                       -------------
   Net expenses.......................................    11,483,283
                                                       -------------
NET INVESTMENT INCOME.................................     3,411,553
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments........................................   237,244,322
   Interest rate swaps................................   (12,315,890)
   Foreign currencies.................................     1,644,977
                                                       -------------
                                                         226,573,409
                                                       -------------
  Net change in unrealized appreciation on:
   Investments........................................  (485,679,065)
   Interest rate swaps................................    (3,772,212)
   Foreign currencies.................................     2,837,575
                                                       -------------
                                                        (486,613,702)
                                                       -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES............................................  (260,040,293)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(256,628,740)
                                                       =============
STATEMENTS OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................ $    3,411,553  $    2,125,578
  Net realized gain on investments and foreign currencies......................................    226,573,409     105,889,653
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies...   (486,613,702)    315,255,820
                                                                                                --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................   (256,628,740)    423,271,051
                                                                                                --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................     (3,379,900)             --
  Distributions in excess of net investment income.............................................     (6,475,476)     (4,140,269)
  Distributions from net realized capital gains................................................    (89,602,571)     (7,259,626)
                                                                                                --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................    (99,457,947)    (11,399,895)
                                                                                                --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [19,006,291 and 12,980,789 shares, respectively]..........................    547,420,822     303,934,195
  Capital stock issued in reinvestment of dividends and distributions
   [3,698,020 and 520,780 shares, respectively]................................................     99,457,947      11,399,895
  Capital stock repurchased [14,555,873 and 11,503,347 shares, respectively]...................   (406,972,968)   (273,433,117)
                                                                                                --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................    239,905,801      41,900,973
                                                                                                --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS........................................................   (116,180,886)    453,772,129
NET ASSETS:
  Beginning of year............................................................................  1,298,314,088     844,541,959
                                                                                                --------------  --------------
  End of year (a).............................................................................. $1,182,133,202  $1,298,314,088
                                                                                                ==============  ==============
  (a) Includes undsitributed net investment income of:......................................... $    3,125,482              --
                                                                                                --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                          GOVERNMENT INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $342,960,836).............. $347,702,193
      Cash....................................................       26,038
      Receivable for investments sold.........................   16,663,150
      Interest receivable.....................................    3,525,751
      Receivable for securities lending income................      204,120
      Receivable for capital stock sold.......................       77,258
      Prepaid assets..........................................        1,419
                                                               ------------
       Total Assets...........................................  368,199,929
                                                               ------------
    LIABILITIES
      Collateral for securities on loan.......................   44,723,000
      Payable for investments purchased.......................   31,286,755
      Payable to investment adviser...........................      285,536
      Payable for securities lending rebate...................      222,650
      Payable for capital stock repurchased...................       96,168
      Due to broker--variation margin.........................       21,500
      Accrued expenses and other liabilities..................       94,285
                                                               ------------
       Total Liabilities......................................   76,729,894
                                                               ------------
    NET ASSETS................................................ $291,470,035
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    242,452
       Paid-in capital, in excess of par......................  271,938,916
                                                               ------------
                                                                272,181,368
      Undistributed net investment income.....................   17,801,022
      Accumulated net realized loss on investments............   (3,808,470)
      Net unrealized appreciation on investments..............    5,296,115
                                                               ------------
      Net assets, December 31, 2000........................... $291,470,035
                                                               ============
    Net asset value and redemption price per share, 24,245,240 outstanding shares of common stock (authorized
     130,000,000 shares)...................................... $      12.02
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

         INVESTMENT INCOME
           Interest...................................... $19,176,964
           Income from securities loaned, net............       7,687
                                                          -----------
                                                           19,184,651
                                                          -----------
         EXPENSES
           Investment advisory fee.......................   1,180,202
           Shareholders' reports.........................      83,000
           Accounting fees...............................      75,000
           Custodian's fees and expenses.................      24,000
           Audit fee.....................................      11,000
           Transfer agent's fees and expenses............       6,000
           Commitment fee on syndicated credit agreement.       4,000
           Directors' fees and expenses..................       4,000
           Legal fees and expenses.......................       1,000
           Insurance expenses............................         800
           Miscellaneous expenses........................       2,367
                                                          -----------
            Total expenses...............................   1,391,369
           Less: custodian fee credit....................      (7,741)
                                                          -----------
            Net expenses.................................   1,383,628
                                                          -----------
         NET INVESTMENT INCOME...........................  17,801,023
                                                          -----------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS
          Net realized loss on:
            Investments..................................  (3,368,395)
            Futures......................................    (143,672)
                                                          -----------
                                                           (3,512,067)
                                                          -----------
          Net change in unrealized appreciation on:
            Investments..................................  20,191,439
            Futures......................................     278,586
                                                          -----------
                                                           20,470,025
                                                          -----------
         NET GAIN ON INVESTMENTS.........................  16,957,958
                                                          -----------
         NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS...................................... $34,758,981
                                                          ===========
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Year Ended December 31,
                                                                                     ----------------------------
                                                                                         2000           1999
                                                                                     ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $ 17,801,023  $  22,098,715
  Net realized gain (loss) on investments...........................................   (3,512,067)       626,818
  Net change in unrealized appreciation (depreciation) on investments...............   20,470,025    (33,763,076)
                                                                                     ------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................   34,758,981    (11,037,543)
                                                                                     ------------  -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..............................................  (22,098,716)            --
  Distributions from net realized capital gains.....................................     (865,700)            --
                                                                                     ------------  -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..................................................  (22,964,416)            --
                                                                                     ------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,054,279 and 1,551,024 shares, respectively].................   12,511,530     18,087,112
  Capital stock issued in reinvestment of dividends and distributions
   [1,949,415 and 0 shares, respectively]...........................................   22,964,416             --
  Capital stock repurchased [7,802,801 and 9,860,838 shares, respectively]..........  (91,281,367)  (114,780,632)
                                                                                     ------------  -------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...............  (55,805,421)   (96,693,520)
                                                                                     ------------  -------------
TOTAL DECREASE IN NET ASSETS........................................................  (44,010,856)  (107,731,063)
NET ASSETS:
  Beginning of year.................................................................  335,480,891    443,211,954
                                                                                     ------------  -------------
  End of year (a)................................................................... $291,470,035  $ 335,480,891
                                                                                     ============  =============
  (a) Includes undistributed net investment income of:.............................. $ 17,801,022  $  22,098,715
                                                                                     ------------  -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

         ASSETS
           Investments, at value (cost: $844,569,061)... $ 694,669,665
           Cash.........................................       190,807
           Interest and dividends receivable............    16,723,760
           Receivable for capital stock sold............        15,678
           Prepaid expenses and other assets............         3,571
                                                         -------------
            Total Assets................................   711,603,481
                                                         -------------
         LIABILITIES
           Collateral for securities on loan............    47,909,565
           Payable to investment adviser................       933,670
           Payable for investments purchased............       527,432
           Payable to securities lending agent..........       379,468
           Payable for capital stock repurchased........       229,024
           Securities lending rebate payable............       223,967
           Accrued expenses and other liabilities.......        64,607
                                                         -------------
            Total Liabilities...........................    50,267,733
                                                         -------------
         NET ASSETS..................................... $ 661,335,748
                                                         =============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $   1,077,155
            Paid-in capital, in excess of par...........   855,742,688
                                                         -------------
                                                           856,819,843
           Undistributed net investment income..........    76,479,089
           Accumulated net realized loss on investments.  (122,063,788)
           Net unrealized depreciation on investments...  (149,899,396)
                                                         -------------
           Net assets, December 31, 2000................ $ 661,335,748
                                                         =============
         Net asset value and redemption price per share,
          107,715,452 outstanding shares of common stock
          (authorized 390,000,000 shares)............... $        6.14
                                                         =============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

           INVESTMENT INCOME
             Interest................................ $  75,239,742
             Dividends...............................     5,867,128
             Income from securities loaned, net......        93,669
                                                      -------------
                                                         81,200,539
                                                      -------------
           EXPENSES
             Investment advisory fee.................     4,033,448
             Shareholders' reports...................       202,000
             Accounting fees.........................       123,000
             Custodian's fee and expenses............        25,000
             Audit fee...............................        16,000
             Commitment fee on syndicated credit.....        11,000
             Transfer agent's fees and expenses......        10,000
             Legal fees and expenses.................         5,000
             Directors' fees and expenses............         4,000
             Insurance expense.......................         2,000
             Miscellaneous...........................           842
                                                      -------------
              Total expenses.........................     4,432,290
             Less: custodian fee credit..............       (22,895)
                                                      -------------
              Net expenses...........................     4,409,395
                                                      -------------
           NET INVESTMENT INCOME.....................    76,791,144
                                                      -------------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON
           INVESTMENTS
             Net realized gain (loss) on:
              Investments............................   (71,037,775)
              Options written........................        68,000
                                                      -------------
                                                        (70,969,775)
                                                      -------------
            Net change in unrealized depreciation on:
              Investments............................   (65,079,899)
              Options written........................       (67,997)
                                                      -------------
                                                        (65,147,896)
                                                      -------------
           NET LOSS ON INVESTMENTS...................  (136,117,671)
                                                      -------------
           NET DECREASE IN NET ASSETS RESULTING FROM
           OPERATIONS................................ $ (59,326,527)
                                                      =============
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Year Ended December 31,
                                                                                         -----------------------------
                                                                                              2000           1999
                                                                                         -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................. $  76,791,144  $  84,257,678
  Net realized loss on investments......................................................   (70,969,775)   (42,984,475)
  Net change in unrealized depreciation on investments..................................   (65,147,896)    (5,307,921)
                                                                                         -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................   (59,326,527)    35,965,282
                                                                                         -------------  -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................   (84,257,680)    (2,179,668)
                                                                                         -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,447,843 and 17,182,804 shares, respectively]....................    39,671,743    127,100,943
  Capital stock issued in reinvestment of dividends and distributions
   [12,556,893 and 291,010 shares, respectively]........................................    84,257,680      2,179,668
  Capital stock repurchased [17,000,004 and 20,307,030 shares, respectively]............  (121,210,015)  (150,186,649)
                                                                                         -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........     2,719,408    (20,906,038)
                                                                                         -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................  (140,864,799)    12,879,576
NET ASSETS:
  Beginning of year.....................................................................   802,200,547    789,320,971
                                                                                         -------------  -------------
  End of year (a)....................................................................... $ 661,335,748  $ 802,200,547
                                                                                         =============  =============
  (a) Includes undistributed net investment income of:.................................. $  76,479,089  $  84,257,678
                                                                                         -------------  -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $1,215,156,696). $1,215,156,696
  Cash.........................................            894
  Receivable for capital stock sold............     18,783,610
  Interest receivable..........................      7,760,475
  Prepaid expenses.............................          5,844
                                                --------------
   Total Assets................................  1,241,707,519
                                                --------------
LIABILITIES
  Payable to investment adviser................      1,199,072
  Payable for capital stock repurchased........      2,072,536
  Accrued expenses and other liabilities.......        239,157
                                                --------------
   Total Liabilities...........................      3,510,765
                                                --------------
NET ASSETS..................................... $1,238,196,754
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,238,197
   Paid-in capital, in excess of par...........  1,236,958,557
                                                --------------
  Net assets, December 31, 2000................ $1,238,196,754
                                                ==============
Net asset value and redemption price per share,
 123,819,675 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        10.00
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Interest............................... $77,658,354
                                          -----------
EXPENSES
  Investment advisory fee................   4,797,244
  Shareholders' reports..................     347,000
  Accounting fees........................      55,000
  Custodian's fees and expenses..........      51,000
  Audit fee..............................      28,000
  Transfer agent's fees and expenses.....       9,000
  Directors' fees and expenses...........       6,000
  Legal fees and expenses................       5,000
  Miscellaneous..........................       6,836
                                          -----------
   Total expenses........................   5,305,080
  Less: custodian fee credit.............      (9,779)
                                          -----------
   Net expenses..........................   5,295,301
                                          -----------
NET INVESTMENT INCOME....................  72,363,053
                                          -----------
NET REALIZED GAIN ON INVESTMENTS.........       5,366
                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................... $72,368,419
                                          ===========
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               Year Ended December 31,
                                                                                           --------------------------------
                                                                                                 2000            1999
                                                                                           ---------------  ---------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income................................................................... $    72,363,053  $   54,005,446
  Net realized gain on investments........................................................           5,366          10,627
                                                                                           ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................      72,368,419      54,016,073
                                                                                           ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................     (72,363,053)    (54,005,446)
  Distributions from net realized capital gains...........................................          (5,366)        (10,627)
                                                                                           ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................     (72,368,419)    (54,016,073)
                                                                                           ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [121,194,463 and 122,718,909 shares, respectively]...................   1,211,944,319   1,227,189,093
  Capital stock issued in reinvestment of dividends and distributions
   [7,236,811 and 5,401,607 shares, respectively].........................................      72,368,419      54,016,073
  Capital stock repurchased [138,159,021 and 86,592,293 shares, respectively].............  (1,381,590,206)   (865,922,932)
                                                                                           ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........     (97,277,468)    415,282,234
                                                                                           ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................................     (97,277,468)    415,282,234
NET ASSETS:
  Beginning of year.......................................................................   1,335,474,222     920,191,988
                                                                                           ---------------  --------------
  End of year............................................................................. $ 1,238,196,754  $1,335,474,222
                                                                                           ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                          NATURAL RESOURCES PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $278,540,775).............. $393,660,607
      Cash....................................................          583
      Receivable for capital stock sold.......................      211,856
      Dividends and interest receivable.......................       26,132
      Prepaid expenses........................................        1,647
                                                               ------------
       Total Assets...........................................  393,900,825
                                                               ------------
    LIABILITIES
      Accrued expenses........................................      516,924
      Payable to investment adviser...........................      135,800
      Payable for capital stock repurchased...................       90,754
                                                               ------------
       Total Liabilities......................................      743,478
                                                               ------------
    NET ASSETS................................................ $393,157,347
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    166,683
       Paid-in capital, in excess of par......................  270,780,318
                                                               ------------
                                                                270,947,001
      Distributions in excess of net investment income........   (1,573,792)
      Accumulated net realized gain on investments............    8,664,306
      Net unrealized appreciation on investments and foreign
       currencies.............................................  115,119,832
                                                               ------------
      Net assets, December 31, 2000........................... $393,157,347
                                                               ============
    Net asset value and redemption price per share, 16,668,300 outstanding shares of common stock (authorized
     60,000,000 shares)....................................... $      23.59
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

      INVESTMENT INCOME
        Dividends (net of $108,143 foreign withholding tax). $  3,757,665
        Interest............................................      327,934
                                                             ------------
                                                                4,085,599
                                                             ------------
      EXPENSES
        Investment advisory fee.............................    1,461,964
        Shareholders' reports...............................      275,000
        Accounting fees.....................................       86,000
        Custodian's fees and expenses.......................       42,000
        Audit fee...........................................       11,000
        Transfer agent's fees and expenses..................        6,000
        Commitment fee on syndicated credit agreement.......        5,000
        Directors' fees and expenses........................        4,000
        Legal fees and expenses.............................        2,000
        Miscellaneous.......................................        2,011
                                                             ------------
         Total expenses.....................................    1,894,975
        Less: custodian fee credit..........................       (2,238)
                                                             ------------
         Net expenses.......................................    1,892,737
                                                             ------------
      NET INVESTMENT INCOME.................................    2,192,862
                                                             ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES
        Net realized gain (loss) on:
         Investments........................................   18,356,165
         Foreign currencies.................................      (21,650)
                                                             ------------
                                                               18,334,515
                                                             ------------
        Net change in unrealized appreciation on:
         Investments........................................   86,636,048
         Foreign currencies.................................         (213)
                                                             ------------
                                                               86,635,835
                                                             ------------
      NET GAIN ON INVESTMENTS AND FOREIGN
      CURRENCIES............................................  104,970,350
                                                             ------------
      NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................ $107,163,212
                                                             ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      Year Ended December 31,
                                                                                                    ---------------------------
                                                                                                         2000          1999
                                                                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................................ $  2,192,862  $  1,837,139
  Net realized gain (loss) on investments and foreign currencies...................................   18,334,515    (1,937,626)
  Net change in unrealized appreciation on investments and foreign currencies......................   86,635,835    97,567,608
                                                                                                    ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................  107,163,212    97,467,121
                                                                                                    ------------  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................................   (2,628,275)   (1,789,249)
  Distributions in excess of net investment income.................................................   (1,558,249)      (18,078)
  Distribution from net realized capital gains.....................................................     (464,480)           --
                                                                                                    ------------  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................................   (4,651,004)   (1,807,327)
                                                                                                    ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,872,419 and 1,114,228 shares, respectively]................................   37,281,113    17,179,636
  Capital stock issued in reinvestment of dividends and distributions [240,587 and 114,793 shares,
   respectively]...................................................................................    4,651,004     1,807,327
  Capital stock repurchased [2,098,596 and 4,343,112 shares, respectively].........................  (40,761,839)  (62,070,534)
                                                                                                    ------------  ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................    1,170,278   (43,083,571)
                                                                                                    ------------  ------------
TOTAL INCREASE IN NET ASSETS.......................................................................  103,682,486    52,576,223
NET ASSETS:
  Beginning of year................................................................................  289,474,861   236,898,638
                                                                                                    ------------  ------------
  End of year (a).................................................................................. $393,157,347  $289,474,861
                                                                                                    ============  ============
  (a) Includes undistributed net investment income of:............................................. $         --  $    435,413
                                                                                                    ------------  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         PRUDENTIAL JENNISON PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $3,040,491,202)........... $2,922,310,345
     Cash...................................................         83,536
     Receivable for investments sold........................     13,342,615
     Dividends and interest receivable......................      1,251,891
     Receivable for capital stock sold......................        732,368
     Prepaid expenses and other assets......................         15,615
                                                             --------------
      Total Assets..........................................  2,937,736,370
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................     21,509,094
     Payable for capital stock repurchased..................      4,892,197
     Payable to investment adviser..........................      4,667,556
     Accrued expenses and other liabilities.................        577,518
     Withholding tax payable................................         30,657
     Distribution fee payable...............................          6,503
     Administration fee payable.............................          3,902
                                                             --------------
      Total Liabilities.....................................     31,687,427
                                                             --------------
   NET ASSETS............................................... $2,906,048,943
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,265,273
      Paid-in capital, in excess of par.....................  3,019,794,930
                                                             --------------
                                                              3,021,060,203
     Distributions in excess of investment income...........        (30,657)
     Accumulated net realized gain on investments...........      3,200,254
     Net unrealized depreciation on investments and foreign
      currencies............................................   (118,180,857)
                                                             --------------
    Net assets, December 31, 2000........................... $2,906,048,943
                                                             ==============
    Class I:
     Net asset value and redemption price per share,
      $2,892,727,659 / 125,945,150 outstanding shares of
      common stock (authorized 235,000,000 shares).......... $        22.97
                                                             ==============
    Class II:
     Net asset value and redemption price per share,
      $13,321,284 / 582,136 outstanding shares of
      common stock (authorized 10,000,000 shares)........... $        22.88
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

  INVESTMENT INCOME
    Dividends (net of $225,378 foreign withholding tax)...... $    12,452,764
    Interest.................................................       8,582,694
    Income from securities loaned, net.......................         576,436
                                                              ---------------
                                                                   21,611,894
                                                              ---------------
  EXPENSES
    Investment advisory fee..................................      19,619,124
    Administration fee -- Class II...........................           6,233
    Distribution fee -- Class II.............................          10,388
    Shareholders' reports....................................         912,000
    Custodian's fees and expenses............................         138,000
    Accounting fee...........................................          86,000
    Audit fee................................................          70,000
    Commitment fee on syndicated credit agreement............          48,000
    Legal fees and expenses..................................          14,000
    Directors' fees and expenses.............................          14,000
    Transfer agent's fees and expenses.......................          11,000
    Miscellaneous............................................          12,677
                                                              ---------------
     Total expenses..........................................      20,941,422
    Less: custodian fee credit...............................         (32,912)
                                                              ---------------
     Net expenses............................................      20,908,510
                                                              ---------------
  NET INVESTMENT INCOME......................................         703,384
                                                              ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
     Investments.............................................     369,566,992
     Foreign currencies......................................              33
                                                              ---------------
                                                                  369,567,025
                                                              ---------------
    Net change in unrealized appreciation (depreciation) on:
     Investments.............................................  (1,010,479,700)
                                                              ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES.................................................    (640,912,675)
                                                              ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................. $  (640,209,291)
                                                              ===============
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                 Year Ended December 31,
                                                                                             --------------------------------
                                                                                                   2000             1999
                                                                                             ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................... $       703,384  $    3,100,657
  Net realized gain on investments..........................................................     369,567,025     147,534,996
  Net change in unrealized appreciation (depreciation) on investments.......................  (1,010,479,700)    574,663,580
                                                                                             ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................    (640,209,291)    725,299,233
                                                                                             ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I...................................................................................        (703,377)     (3,100,657)
  Class II..................................................................................              (7)             --
  Distributions in excess of net investment income
  Class I...................................................................................         (30,690)             --
  Distributions from net realized capital gains
  Class I...................................................................................    (413,356,512)   (109,146,897)
  Class II..................................................................................      (1,617,246)             --
                                                                                             ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........................................................    (415,707,832)   (112,247,554)
                                                                                             ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [32,459,159 and 46,076,803 shares, respectively].......................   1,068,099,635   1,238,109,549
  Capital stock issued in reinvestment of dividends and distributions
   [17,750,417 and 3,815,423 shares, respectively]..........................................     415,707,832     112,247,554
  Capital stock repurchased [9,214,265 and 14,500,046 shares, respectively].................    (292,509,262)   (391,470,256)
                                                                                             ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......................   1,191,298,205     958,886,847
                                                                                             ---------------  --------------
TOTAL INCREASE IN NET ASSETS................................................................     135,381,082   1,571,938,526
NET ASSETS:
  Beginning of year.........................................................................   2,770,667,861   1,198,729,335
                                                                                             ---------------  --------------
  End of year............................................................................... $ 2,906,048,943  $2,770,667,861
                                                                                             ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

           FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

                     SMALL CAPITALIZATION STOCK PORTFOLIO
December 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

          ASSETS
            Investments, at value (cost: $572,918,111)... $588,828,673
            Receivable for investments sold..............    5,032,676
            Interest and dividends receivable............      345,517
            Receivable for capital stock sold............      284,764
            Receivable for securities lending income.....        9,541
            Deferred expenses and other assets...........        2,290
                                                          ------------
             Total Assets................................  594,503,461
                                                          ------------
          LIABILITIES
            Payable to custodian.........................    1,484,209
            Collateral for securities on loan............   17,611,118
            Payable for investments purchased............    4,335,759
            Payable for capital stock repurchased........    1,292,533
            Due to broker-variation margin...............      666,900
            Payable to investment adviser................      535,622
            Securities lending rebate payable............       89,051
            Accrued expenses and other liabilities.......      155,832
           Payable to securities lending agent...........        5,546
                                                          ------------
             Total Liabilities...........................   26,176,570
                                                          ------------
          NET ASSETS..................................... $568,326,891
                                                          ============
            Net assets were comprised of:
             Common stock, at $0.01 par value............ $    332,072
             Paid-in capital, in excess of par...........  474,219,392
                                                          ------------
                                                           474,551,464
            Undistributed net investment income..........    2,916,939
            Accumulated net realized gain on investments.   74,007,076
            Net unrealized appreciation on investments...   16,851,412
                                                          ------------
            Net assets, December 31, 2000................ $568,326,891
                                                          ============
          Net asset value and redemption price per share,
           33,207,245 outstanding shares of common stock
           (authorized 140,000,000 shares)............... $      17.11
                                                          ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $1,402 foreign withholding tax). $  3,217,806
  Interest..........................................    1,929,568
  Income from securities loaned, net................      138,180
                                                     ------------
                                                        5,285,554
                                                     ------------
EXPENSES
  Investment advisory fee...........................    1,992,363
  Shareholders' reports.............................      154,000
  Accounting fees...................................      115,000
  Custodian's fees and expenses.....................       44,000
  Audit fee.........................................       13,000
  Transfer agent's fees and expenses................        7,400
  Commitment fee on syndicated credit agreement.....        7,100
  Directors' fees and expenses......................        4,000
  Legal fees and expenses...........................        2,000
  Miscellaneous.....................................       47,055
                                                     ------------
   Total expenses...................................    2,385,918
  Less: custodian fee credit........................      (17,303)
                                                     ------------
   Net expenses.....................................    2,368,615
                                                     ------------
NET INVESTMENT INCOME...............................    2,916,939
                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on:
   Investments......................................   74,104,909
   Futures..........................................    2,785,609
                                                     ------------
                                                       76,890,518
                                                     ------------
  Net change in unrealized appreciation on:
   Investments......................................  (20,597,096)
   Futures..........................................      136,200
                                                     ------------
                                                      (20,460,896)
                                                     ------------
NET GAIN ON INVESTMENTS.............................   56,429,622
                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS.......................................... $ 59,346,561
                                                     ============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              Year Ended December 31,
                                                                                            ---------------------------
                                                                                                2000          1999
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................... $  2,916,939  $  2,620,452
  Net realized gain on investments.........................................................   76,890,518    26,223,683
  Net change in unrealized appreciation on investments.....................................  (20,460,896)   21,744,502
                                                                                            ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................   59,346,561    50,588,637
                                                                                            ------------  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.....................................................   (2,539,297)           --
  Distributions from net realized capital gains............................................  (26,346,057)   (6,897,212)
                                                                                            ------------  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.........................................................  (28,885,354)   (6,897,212)
                                                                                            ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [7,200,733 and 8,615,063 shares, respectively]........................  119,800,258   122,618,563
  Capital stock issued in reinvestment of dividends and distributions
   [2,005,115 and 506,032 shares, respectively]............................................   28,885,354     6,897,212
  Capital stock repurchased [2,915,081 and 6,702,620 shares, respectively].................  (48,313,617)  (96,099,149)
                                                                                            ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................  100,371,995    33,416,626
                                                                                            ------------  ------------
TOTAL INCREASE IN NET ASSETS...............................................................  130,833,202    77,108,051
NET ASSETS:
  Beginning of year........................................................................  437,493,689   360,385,638
                                                                                            ------------  ------------
  End of year (a).......................................................................... $568,326,891  $437,493,689
                                                                                            ============  ============
  (a) Includes undistributed net investment income of:..................................... $  2,916,939  $  2,620,452
                                                                                            ------------  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost $2,713,150,157).. $4,411,620,204
  Interest and dividends receivable............      3,631,987
  Receivable for investments sold..............      1,864,621
  Receivable for capital stock sold............        350,808
  Deferred expenses and other assets...........         22,229
                                                --------------
   Total Assets................................  4,417,489,849
                                                --------------
LIABILITIES
  Payable to custodian.........................         35,909
  Collateral for securities on loan............    221,745,129
  Payable to investment adviser................      3,814,836
  Payable for capital stock repurchased........      3,122,147
  Payable for securities lending rebate........      1,133,817
  Accrued expenses and other liabilities.......        835,286
  Due to broker-variation margin...............        714,350
  Payable to securities lending agent..........         54,601
                                                --------------
   Total Liabilities...........................    231,456,075
                                                --------------
NET ASSETS..................................... $4,186,033,774
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,082,881
   Paid-in capital, in excess of par...........  2,473,449,180
                                                --------------
                                                 2,474,532,061
  Accumulated net realized gain on investments.     15,329,916
  Net unrealized appreciation on investments...  1,696,171,797
                                                --------------
  Net assets, December 31, 2000................ $4,186,033,774
                                                ==============
Net asset value and redemption price per share,
 108,288,053 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        38.66
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $249,469 foreign withholding tax). $  51,368,573
  Interest............................................     4,042,456
  Income from securities loaned, net..................       161,197
                                                       -------------
                                                          55,572,226
                                                       -------------
EXPENSES
  Investment advisory fee.............................    15,894,594
  Shareholders' reports...............................     1,294,000
  Custodian's fees and expenses.......................       158,000
  Accounting fees.....................................       121,000
  Audit fee...........................................       100,000
  Commitment fee on syndicated credit agreement.......        67,000
  Directors' fees and expenses........................        19,600
  Legal fees and expenses.............................        19,500
  Transfer agent's fees and expenses..................         9,400
  Miscellaneous.......................................        19,084
                                                       -------------
   Total expenses.....................................    17,702,178
  Less: custodian fee credit..........................       (12,251)
                                                       -------------
   Net expenses.......................................    17,689,927
                                                       -------------
NET INVESTMENT INCOME.................................    37,882,299
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments........................................   166,664,201
   Futures............................................    (5,528,539)
                                                       -------------
                                                         161,135,662
                                                       -------------
  Net change in unrealized appreciation on:...........
   Investments........................................  (612,206,445)
   Futures............................................    (4,722,513)
                                                       -------------
                                                        (616,928,958)
                                                       -------------
NET LOSS ON INVESTMENTS...............................  (455,793,296)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(417,910,997)
                                                       =============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    Year Ended December 31,
                                                                                                -------------------------------
                                                                                                     2000            1999
                                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................ $   37,882,299  $   44,408,380
  Net realized gain on investments.............................................................    161,135,662      46,195,228
  Net change in unrealized appreciation on investments.........................................   (616,928,958)    682,952,950
                                                                                                --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................   (417,910,997)    773,556,558
                                                                                                --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................    (38,198,091)    (44,092,588)
  Distributions from net realized capital gains................................................   (147,427,094)    (54,347,010)
                                                                                                --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................   (185,625,185)    (98,439,598)
                                                                                                --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,767,456 and 19,061,602 shares, respectively]...........................    422,421,211     768,257,840
  Capital stock issued in reinvestment of dividends and distributions
   [4,767,690 and 2,357,499 shares, respectively]..............................................    185,625,185      98,439,598
  Capital stock repurchased [10,971,202 and 10,712,263 shares, respectively]...................   (473,493,960)   (434,885,868)
                                                                                                --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................    134,552,436     431,811,570
                                                                                                --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS........................................................   (468,983,746)  1,106,928,530
NET ASSETS:
  Beginning of year............................................................................  4,655,017,520   3,548,088,990
                                                                                                --------------  --------------
  End of year (a).............................................................................. $4,186,033,774  $4,655,017,520
                                                                                                ==============  ==============
  (a) Includes undistributed net investment income of:......................................... $           --  $      315,792
                                                                                                --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                                VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

         ASSETS
           Investments, at value (cost: $1,767,230,692). $2,002,576,803
           Foreign currency, at value (cost: $170)......            169
           Cash.........................................          1,497
           Receivable for investments sold..............      6,630,168
           Interest and dividends receivable............      3,398,175
           Receivable for capital stock sold............      1,829,830
           Deferred expenses and other assets...........         11,489
           Receivable for securities lending income.....          1,362
                                                         --------------
            Total Assets................................  2,014,449,493
                                                         --------------
         LIABILITIES
           Collateral for securities on loan............     27,833,215
           Payable for investments purchased............      7,723,701
           Payable to investment adviser................      1,855,265
           Payable for capital stock repurchased........      1,065,347
           Accrued expenses and other liabilities.......        471,509
           Securities lending rebate payable............        160,901
           Payable to securities lending agent..........          4,594
                                                         --------------
            Total Liabilities...........................     39,114,532
                                                         --------------
         NET ASSETS..................................... $1,975,334,961
                                                         ==============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $      965,456
            Paid-in capital, in excess of par...........  1,646,828,971
                                                         --------------
                                                          1,647,794,427
           Undistributed net investment income..........      4,727,032
           Accumulated net realized gain on investments.     87,467,392
           Net unrealized appreciation on investments...    235,346,110
                                                         --------------
           Net assets, December 31, 2000................ $1,975,334,961
                                                         ==============
         Net asset value and redemption price per share,
          96,545,640 outstanding shares of common stock
          (authorized 340,000,000 shares)............... $        20.46
                                                         ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

      INVESTMENT INCOME
        Dividends (net of $345,332 foreign withholding tax). $ 48,226,865
        Interest............................................    1,534,342
        Income from securities loaned, net..................      375,200
                                                             ------------
                                                               50,136,407
                                                             ------------
      EXPENSES
        Investment advisory fee.............................    7,287,882
        Shareholders' reports...............................      570,000
        Accounting fees.....................................       79,000
        Custodian's fees and expenses.......................       77,000
        Audit fee...........................................       45,000
        Commitment fee on syndicated credit agreement.......       26,000
        Legal fees and expenses.............................       10,500
        Transfer agent's fees and expenses..................        8,800
        Directors' fees and expenses........................        7,600
        Miscellaneous.......................................        9,084
                                                             ------------
         Total expenses.....................................    8,120,866
        Less: custodian fee credit..........................      (34,931)
                                                             ------------
         Net expenses.......................................    8,085,935
                                                             ------------
      NET INVESTMENT INCOME.................................   42,050,472
                                                             ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES
        Net realized gain (loss) on:
         Investments........................................  222,165,325
         Foreign currencies.................................      (19,984)
                                                             ------------
                                                              222,145,341
                                                             ------------
        Net change in unrealized appreciation on:
         Investments........................................   (6,897,332)
         Foreign currencies.................................           (1)
                                                             ------------
                                                               (6,897,333)
                                                             ------------
      NET GAIN ON INVESTMENTS AND FOREIGN
      CURRENCIES............................................  215,248,008
                                                             ------------
      NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................ $257,298,480
                                                             ============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                Year ended December 31,
                                                                                            -------------------------------
                                                                                                 2000            1999
                                                                                            --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................... $   42,050,472  $   49,197,688
  Net realized gain on investments and foreign currencies..................................    222,145,341     196,991,597
  Net change in unrealized appreciation on investments and foreign currencies..............     (6,897,333)      1,676,194
                                                                                            --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................    257,298,480     247,865,479
                                                                                            --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.....................................................    (41,177,890)    (47,863,180)
  Distributions from net realized capital gains............................................   (137,387,857)   (228,772,711)
                                                                                            --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.........................................................   (178,565,747)   (276,635,891)
                                                                                            --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,237,156 and 4,932,597 shares, respectively]........................    100,342,995     106,031,268
  Capital stock issued in reinvestment of dividends and distributions
   [9,153,385 and 14,298,341 shares, respectively].........................................    178,565,747     276,635,891
  Capital stock repurchased [21,540,001 and 22,475,612 shares, respectively]...............   (406,345,874)   (472,178,202)
                                                                                            --------------  --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................   (127,437,132)    (89,511,043)
                                                                                            --------------  --------------
TOTAL DECREASE IN NET ASSETS...............................................................    (48,704,399)   (118,281,455)
NET ASSETS:
  Beginning of year........................................................................  2,024,039,360   2,142,320,815
                                                                                            --------------  --------------
  End of year (a).......................................................................... $1,975,334,961  $2,024,039,360
                                                                                            ==============  ==============
  (a) Includes undistributed net investment income of:..................................... $    4,727,032  $    3,322,069
                                                                                            --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                        ZERO COUPON BOND 2005 PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $47,059,306).............. $49,933,180
  Cash...................................................         725
  Receivable for capital stock sold......................      13,991
  Interest receivable....................................       1,190
  Prepaid assets.........................................         215
                                                          -----------
   Total Assets..........................................  49,949,301
                                                          -----------
LIABILITIES
  Payable to investment adviser..........................      47,878
  Payable for capital stock repurchased..................      30,026
  Accrued expenses.......................................      42,337
                                                          -----------
   Total Liabilities.....................................     120,241
                                                          -----------
NET ASSETS............................................... $49,829,060
                                                          ===========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    37,245
   Paid-in capital, in excess of par.....................  44,370,107
                                                          -----------
                                                           44,407,352
  Undistributed net investment income....................   2,398,262
  Accumulated net realized gain on investments...........     149,572
  Net unrealized appreciation on investments.............   2,873,874
                                                          -----------
  Net assets, December 31, 2000.......................... $49,829,060
                                                          ===========
Net asset value and redemption price per share, 3,724,520
 outstanding shares of common stock (authorized
 20,000,000 shares)...................................... $     13.38
                                                          ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Interest............................................. $2,694,410
                                                        ----------
EXPENSES
  Investment advisory fee..............................    182,514
  Accounting fees......................................     80,000
  Shareholders' reports................................     14,000
  Audit fee............................................     10,000
  Directors' fees and expenses.........................      4,000
  Transfer agent's fees and expenses...................      3,000
  Custodian's fees and expenses........................      1,000
  Commitment fee on syndicated credit agreement........        650
  Legal fees and expenses..............................        150
  Miscellaneous........................................        882
                                                        ----------
   Total expenses......................................    296,196
  Less: custodian fee credit...........................        (48)
                                                        ----------
   Net expenses........................................    296,148
                                                        ----------
NET INVESTMENT INCOME..................................  2,398,262
                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments.....................    149,572
  Net change in unrealized appreciation on investments.  3,399,404
                                                        ----------
NET GAIN ON INVESTMENTS................................  3,548,976
                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................. $5,947,238
                                                        ==========
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         Year Ended December 31,
                                                                                        -------------------------
                                                                                            2000         1999
                                                                                        -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................ $ 2,398,262  $ 2,385,057
  Net realized gain on investments.....................................................     149,572    1,035,010
  Net change in unrealized appreciation (depreciation) on investments..................   3,399,404   (6,039,140)
                                                                                        -----------  -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................   5,947,238   (2,619,073)
                                                                                        -----------  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................  (2,385,057)          --
  Distributions from net realized capital gains........................................  (1,035,010)          --
                                                                                        -----------  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................  (3,420,067)          --
                                                                                        -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [422,061 and 667,362 shares, respectively]........................   5,431,666    8,629,539
  Capital stock issued in reinvestment of dividends and distributions
   [266,406 and 0 shares, respectively]................................................   3,420,067           --
  Capital stock repurchased [543,835 and 472,837 shares, respectively].................  (6,955,122)  (6,108,622)
                                                                                        -----------  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................   1,896,611    2,520,917
                                                                                        -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................................   4,423,782      (98,156)
NET ASSETS:
  Beginning of year....................................................................  45,405,278   45,503,434
                                                                                        -----------  -----------
  End of year (a)...................................................................... $49,829,060  $45,405,278
                                                                                        ===========  ===========
  (a) Includes undistributed net investment income of:................................. $ 2,398,262  $ 2,385,057
                                                                                        -----------  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                        CONSERVATIVE BALANCED PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 91.7%                      Value
                                     Shares       (Note 2)
COMMON STOCKS -- 48.7%             ----------- ---------------
Aerospace -- 0.8%
  Boeing Co.......................     136,300 $     8,995,800
  General Dynamics Corp...........      30,900       2,410,200
  Honeywell International, Inc....     124,212       5,876,780
  Lockheed Martin Corp............      60,200       2,043,790
  Northrop Grumman Corp...........      11,200         929,600
  Raytheon Co. (Class "B" Stocks).      52,300       1,624,569
  United Technologies Corp........      74,500       5,857,562
                                               ---------------
                                                    27,738,301
                                               ---------------
Airlines -- 0.1%
  AMR Corp........................      24,000         940,500
  Delta Air Lines, Inc............      20,600       1,033,862
  Southwest Airlines Co...........      78,200       2,622,046
  US Airways, Inc.(a).............      11,100         450,244
                                               ---------------
                                                     5,046,652
                                               ---------------
Apparel -- 0.1%
  Nike, Inc. (Class "B" Stock)....      42,200       2,355,287
  Reebok International, Ltd.(a)...      10,200         278,868
                                               ---------------
                                                     2,634,155
                                               ---------------
Autos - Cars & Trucks -- 0.4%
  Cummins Engine Co., Inc.........       7,200         273,150
  Dana Corp.......................      25,000         382,813
  Delphi Automotive Systems Corp..      86,252         970,335
  Ford Motor Co...................     294,595       6,904,570
  General Motors Corp.............      80,191       4,084,729
  Genuine Parts Co................      30,700         803,956
  Navistar International Corp.(a).       8,800         230,450
  PACCAR, Inc.....................      13,900         684,575
  TRW, Inc........................      20,500         794,375
  Visteon Corp.(a)................      24,811         285,327
                                               ---------------
                                                    15,414,280
                                               ---------------
Banks and Savings & Loans -- 2.5%
  AmSouth Bancorporation..........      58,100         886,025
  Bank of New York Co., Inc.......     115,500       6,374,156
  Bank One Corp...................     179,872       6,587,812
  BankAmerica Corp................     258,461      11,856,898
  BB&T Corp.......................      54,200       2,022,337
  Charter One Financial, Inc......      16,800         485,100
  Chase Manhattan Corp............     194,100       8,819,419
  Comerica, Inc...................      26,100       1,549,688
  First Union Corp................     155,000       4,310,937
  Firstar Corp....................     148,938       3,462,808
  Golden West Financial Corp......      27,900       1,883,250
  Huntington Bancshares, Inc......      44,836         725,783
  KeyCorp.........................      68,300       1,912,400
  Mellon Financial Corp...........      79,700       3,920,244
  National City Corp..............      92,900       2,670,875
  Northern Trust Corp.............      32,600       2,658,937
  Old Kent Financial Corp.........      24,150       1,056,563
  PNC Financial Svcs. Group.......      44,300       3,236,669
  Providian Financial Corp........      43,100       2,478,250
  SouthTrust Corp.................      28,400       1,155,525
  Summit Bancorp..................      29,600       1,130,350
  SunTrust Banks, Inc.............      46,300       2,916,900
  U.S. Bancorp....................     111,500       3,254,406
  Union Planters Corp.(b).........      23,800         850,850

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Banks and Savings & Loans (cont'd.)
         Wachovia Corp.........................    30,900 $    1,796,063
         Wells Fargo & Co......................   256,100     14,261,569
                                                          --------------
                                                              92,263,814
                                                          --------------
       Business Services  -- 0.1%
         Omnicom Group, Inc....................    27,400      2,270,775
         Robert Half International, Inc.(a)....    10,000        265,000
                                                          --------------
                                                               2,535,775
                                                          --------------
       Chemicals -- 0.5%
         Air Products & Chemicals, Inc.........    34,700      1,422,700
         Dow Chemical Co.......................   103,200      3,779,700
         Du Pont (E.I.) de Nemours & Co........   163,820      7,914,554
         Eastman Chemical Co...................    11,400        555,750
         Engelhard Corp........................    18,100        368,788
         FMC Corp.(a)..........................     6,000        430,125
         Great Lakes Chemical Corp.............     9,700        360,719
         Hercules, Inc.........................    21,500        409,844
         Praxair, Inc..........................    26,200      1,162,625
         Rohm & Haas Co........................    33,511      1,216,868
         Sigma-Aldrich Corp....................    14,900        585,756
         Union Carbide Corp....................    21,000      1,130,062
                                                          --------------
                                                              19,337,491
                                                          --------------
       Commercial Services
         Convergys Corp.(a)....................    17,000        770,312
         Deluxe Corp...........................    15,000        379,050
         Quintiles Transnational Corp.(a)......    17,300        362,219
                                                          --------------
                                                               1,511,581
                                                          --------------
       Computers -- 1.7%
         Apple Computer, Inc.(a)...............    48,600        722,925
         Compaq Computer Corp..................   265,689      3,998,619
         Dell Computer Corp.(a)................   402,300      7,015,106
         Gateway, Inc.(a)......................    48,800        877,912
         Hewlett-Packard Co....................   315,200      9,948,500
         International Business Machines Corp.    275,900     23,451,500
         NCR Corp.(a)..........................    14,700        722,138
         Palm, Inc.(a).........................    81,647      2,311,631
         Sun Microsystems, Inc.(a).............   493,000     13,742,375
                                                          --------------
                                                              62,790,706
                                                          --------------
       Computer Services -- 4.9%
         Adaptec, Inc.(a)......................    17,400        178,350
         Adobe Systems, Inc....................    37,200      2,164,575
         America Online, Inc.(a)...............   357,900     12,454,920
         Autodesk, Inc.........................    12,200        328,638
         Automatic Data Processing, Inc........    98,800      6,255,275
         BMC Software, Inc.(a).................    37,900        530,600
         BroadVision, Inc.(a)..................    31,000        366,188
         Cabletron Systems, Inc.(a)............    30,200        454,888
         Ceridian Corp.(a).....................    25,500        508,406
         Cisco Systems, Inc.(a)(b)............. 1,097,300     41,971,725
         Citrix Systems, Inc.(a)...............    31,800        715,500
         Computer Associates
          International, Inc...................    87,900      1,714,050
         Computer Sciences Corp.(a)(b).........    25,600      1,539,200
         Compuware Corp.(a)....................    59,000        368,750
         Comverse Technology, Inc.(a)..........    23,500      2,552,687
         Electronic Data Systems Corp..........    69,600      4,019,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2000

                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Computer Services (cont'd.)
         EMC Corp.(a).........................    333,350 $    22,167,775
         First Data Corp......................     61,900       3,261,356
         Intuit, Inc.(a)......................     21,000         828,188
         Mercury Interactive Corp.(a).........     10,000         902,500
         Microsoft Corp.(a)...................    814,700      35,337,612
         Network Appliance, Inc.(a)...........     45,900       2,946,206
         Novell, Inc.(a)......................     55,200         288,075
         Oracle Corp.(a)......................    877,800      25,511,062
         Parametric Technology Corp.(a).......     49,200         661,125
         Peoplesoft, Inc.(a)..................     44,200       1,643,688
         Sapient Corp.(a).....................     19,200         229,200
         Siebel Systems, Inc.(a)..............     60,800       4,111,600
         Symbol Technologies, Inc.(b).........      5,000         180,000
         Unisys Corp.(a)......................     49,200         719,550
         VERITAS Software Corp.(a)(b).........     67,048       5,866,700
         Yahoo!, Inc.(a)......................     82,600       2,483,162
                                                          ---------------
                                                              183,260,951
                                                          ---------------
       Construction -- 0.1%
         Centex Corp..........................      8,100         304,256
         Fluor Corp.(a).......................     11,300         373,607
         Pulte Corp...........................      7,600         320,625
         Vulcan Materials Co..................     16,400         785,150
                                                          ---------------
                                                                1,783,638
                                                          ---------------
       Containers
         Ball Corp............................      4,400         202,675
         Bemis Co., Inc.......................     10,300         345,694
         Pactiv Corp.(a)......................     26,200         324,225
         Sealed Air Corp.(a)..................     12,500         381,250
                                                          ---------------
                                                                1,253,844
                                                          ---------------
       Cosmetics & Soaps -- 0.8%
         Alberto-Culver Co. (Class "B" Stock)       9,100         389,594
         Avon Products, Inc...................     37,900       1,814,462
         Colgate-Palmolive Co.................     91,400       5,899,870
         Gillette Co..........................    168,200       6,076,225
         International Flavors &
          Fragrances, Inc.....................     17,100         347,344
         Procter & Gamble Co..................    206,400      16,189,500
                                                          ---------------
                                                               30,716,995
                                                          ---------------
       Diversified Consumer Products -- 0.5%
         Eastman Kodak Co.....................     47,800       1,882,125
         Fortune Brands, Inc..................     27,700         831,000
         Philip Morris Cos., Inc..............    353,900      15,571,600
                                                          ---------------
                                                               18,284,725
                                                          ---------------
       Diversified Office Equipment -- 0.1%
         Avery Dennison Corp..................     18,100         993,237
         Lexmark International, Inc.(a).......     19,433         861,125
         Pitney Bowes, Inc....................     43,100       1,427,687
         Xerox Corp...........................    103,100         476,838
                                                          ---------------
                                                                3,758,887
                                                          ---------------
       Diversified Operations -- 2.0%
         Cendant Corp.(a)(b)..................    112,800       1,085,700
         General Electric Co..................  1,529,600      73,325,200
                                                          ---------------
                                                               74,410,900
                                                          ---------------

                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Drugs & Medical Supplies -- 6.4%
          Abbott Laboratories................   241,200 $    11,683,125
          Allergan, Inc......................    21,500       2,081,469
          ALZA Corp.(a)......................    32,600       1,385,500
          American Home Products Corp........   204,900      13,021,395
          Amgen, Inc.(a).....................   160,200      10,242,787
          Bard (C.R.), Inc...................     9,400         437,688
          Bausch & Lomb, Inc.................     8,900         359,894
          Baxter International, Inc..........    43,200       3,815,100
          Becton Dickinson & Co..............    40,900       1,416,162
          Biogen, Inc.(a)....................    20,600       1,237,288
          Biomet, Inc........................    29,400       1,166,813
          Boston Scientific Corp.(a).........    64,200         878,738
          Bristol-Myers Squibb Co............   306,000      22,624,875
          Cardinal Health, Inc...............    41,700       4,154,362
          Chiron Corp.(a)....................    18,000         801,000
          Forest Laboratories, Inc.(a).......     9,000       1,195,875
          Guidant Corp.(a)(b)................    46,200       2,491,912
          Johnson & Johnson..................   215,800      22,672,487
          King Pharmaceuticals, Inc.(a)......    18,000         930,375
          Lilly (Eli) & Co...................   171,100      15,922,994
          MedImmune, Inc.(a).................    27,000       1,287,563
          Medtronic, Inc.....................   187,400      11,314,275
          Merck & Co., Inc...................   357,900      33,508,387
          Pfizer, Inc........................   971,400      44,684,400
          Pharmacia Corp.(b).................   196,361      11,978,021
          Schering-Plough Corp...............   230,500      13,080,875
          St. Jude Medical, Inc.(a)..........    14,100         866,269
          Stryker Corp.......................    19,000         961,210
          Watson Pharmaceuticals, Inc.(a)....    15,900         813,881
                                                        ---------------
                                                            237,014,720
                                                        ---------------
        Electronics -- 2.3%
          Advanced Micro Devices, Inc.(a)(b)     45,400         627,088
          Altera Corp.(a)....................    58,000       1,526,125
          Analog Devices, Inc.(a)............    54,900       2,810,194
          Applied Materials, Inc.(a).........   120,000       4,582,500
          Broadcom Corp.
           (Class "A" Stock)(a)..............    32,400       2,721,600
          Conexant Systems, Inc.(a)..........    30,700         472,013
          Emerson Electric Co.(b)............    63,800       5,028,237
          Intel Corp......................... 1,039,200      31,240,950
          KLA-Tencor Corp.(a)................    29,300         987,044
          Linear Technology Corp.............    47,100       2,178,375
          LSI Logic Corp.(a)(b)..............    45,300         774,177
          Maxim Integrated Products, Inc.(a)     39,000       1,864,687
          Micron Technology, Inc.(a).........    84,800       3,010,400
          Molex, Inc.(a)(b)..................    30,800       1,093,400
          National Semiconductor Corp.(a)....    27,000         543,375
          Novellus Systems, Inc.(a)..........    11,000         395,313
          QLogic Corp.(a)....................     7,000         539,000
          Rockwell International Corp........    29,100       1,385,888
          Sanmina Corp.(a)...................    20,000       1,532,500
          Solectron Corp.(a).................    92,900       3,149,310
          Tektronix, Inc.....................    21,600         727,650
          Teradyne, Inc.(a)..................    24,300         905,175
          Texas Instruments, Inc.(b).........   260,100      12,322,237
          Thomas & Betts Corp................    12,700         205,581

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

December 31, 2000


                                                               Value
      COMMON STOCKS                              Shares      (Note 2)
      (Continued)                              ---------- ---------------
      Electronics (cont'd.)
        Vitesse Semiconductor Corp.(a)........     18,000 $       995,625
        Xilinx, Inc.(a).......................     48,100       2,218,612
                                                          ---------------
                                                               83,837,056
                                                          ---------------
      Financial Services -- 4.1%
        Ambac Financial Group, Inc............      7,000         408,188
        American Express Co...................    210,700      11,575,331
        Bear Stearns Companies, Inc...........     20,416       1,034,836
        Capital One Financial, Inc............     32,100       2,112,581
        Citigroup, Inc........................    775,958      39,622,355
        Countrywide Credit Industries, Inc....     20,100       1,010,025
        Equifax, Inc..........................     24,500         702,844
        Federal Home Loan Mortgage Corp.......    109,000       7,507,375
        Federal National Mortgage Association     158,200      13,723,850
        Fifth Third Bancorp...................     72,750       4,346,813
        Fleet Boston Financial Corp...........    143,622       5,394,801
        Franklin Resources, Inc...............     39,900       1,520,190
        H&R Block, Inc........................     17,800         736,475
        Household International, Inc..........     73,752       4,056,360
        Lehman Brothers Holdings, Inc.........     37,800       2,556,225
        MBNA Corp.............................    125,750       4,644,891
        Merrill Lynch & Co., Inc..............    118,200       8,059,763
        Moody's Corp..........................     27,500         706,406
        Morgan (J.P.) & Co., Inc..............     25,700       4,253,350
        Morgan Stanley Dean Witter & Co.......    177,480      14,065,290
        Paychex, Inc..........................     58,300       2,834,838
        Price (T.Rowe) & Associates, Inc......     16,100         680,477
        Regions Financial Corp................     37,700       1,029,681
        Schwab (Charles) Corp.................    201,350       5,713,306
        State Street Corp.....................     23,900       2,968,619
        Stilwell Financial, Inc...............     38,400       1,514,400
        Synovus Financial Corp................     48,250       1,299,734
        The CIT Group, Inc. (Class "A" Stock).     23,000         462,875
        UBS AG(e).............................         --              44
        USA Education, Inc....................     25,700       1,747,600
        Washington Mutual, Inc................     87,878       4,663,026
                                                          ---------------
                                                              150,952,549
                                                          ---------------
      Food & Beverage -- 2.0%
        Anheuser Busch Companies, Inc.(b)         146,000       6,643,000
        Archer-Daniels-Midland Co.............    111,549       1,673,235
        Brown-Forman Corp.
         (Class "B" Stock)....................     10,500         698,250
        Campbell Soup Co......................     64,200       2,222,925
        Coca-Cola Co..........................    383,800      23,387,812
        Coca-Cola Enterprises, Inc.(b)........     72,100       1,369,900
        ConAgra, Inc..........................     79,400       2,064,400
        Coors (Adolph) Co. (Class "B" Stock)..      6,600         530,063
        General Mills, Inc....................     47,100       2,098,894
        Heinz (H.J.) & Co.....................     53,600       2,542,650
        Hershey Foods Corp....................     22,300       1,435,563
        Kellogg Co.(b)........................     63,200       1,659,000
        PepsiCo, Inc..........................    228,300      11,315,119
        Quaker Oats Co........................     21,100       2,054,612
        Ralston-Ralston Purina Group..........     49,600       1,295,800
        Sara Lee Corp.........................    133,400       3,276,637
        Sysco Corp............................    100,800       3,024,000

                                                              Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ---------- ---------------
        Food & Beverage (cont'd.)
          Unilever NV........................     89,617 $     5,640,270
          Wrigley (William) Jr. Co...........     18,000       1,724,625
                                                         ---------------
                                                              74,656,755
                                                         ---------------
        Forest Products -- 0.2%
          Boise Cascade Corp.................      8,100         272,363
          Georgia-Pacific Corp...............     37,095       1,154,582
          International Paper Co.............     72,073       2,941,479
          Louisiana-Pacific Corp.............     14,500         146,813
          Mead Corp..........................     17,100         536,512
          Potlatch Corp......................      4,200         140,963
          Temple-Inland, Inc.................     10,500         563,062
          Westvaco Corp......................     16,200         472,837
          Weyerhaeuser Co....................     35,500       1,801,625
          Willamette Industries, Inc.........     20,100         943,444
                                                         ---------------
                                                               8,973,680
                                                         ---------------
        Gas Pipelines -- 0.2%
          Dynegy, Inc. (Class "A" Stock).....     40,000       2,242,500
          El Paso Energy Corp................     35,500       2,542,687
          Kinder Morgan, Inc.................      6,000         313,125
          Peoples Energy Corp................      6,400         286,400
          Sempra Energy......................     31,919         742,117
          Williams Companies, Inc............     64,700       2,583,956
                                                         ---------------
                                                               8,710,785
                                                         ---------------
        Hospitals/Hospital Management -- 0.4%
          Columbia / HCA Healthcare Corp.....     84,100       3,701,241
          Healthsouth Corp.(a)...............     66,200       1,079,887
          Humana, Inc.(a)....................     30,000         457,500
          IMS Health, Inc....................     56,200       1,517,400
          Manor Care, Inc.(a)................     17,000         350,625
          McKesson HBOC, Inc.................     44,530       1,598,182
          Tenet Healthcare Corp..............     52,500       2,332,969
          UnitedHealth Group, Inc.(a)........     54,200       3,326,525
          Wellpoint Health Networks, Inc.(a).      7,000         806,750
                                                         ---------------
                                                              15,171,079
                                                         ---------------
        Household Products & Personal Care -- 0.2%
          Clorox Co..........................     36,100       1,281,550
          Kimberly-Clark Corp................     87,100       6,157,099
          Leggett & Platt, Inc...............     30,400         575,700
                                                         ---------------
                                                               8,014,349
                                                         ---------------
        Housing Related -- 0.2%
          Kaufman & Broad Home Corp..........      7,200         242,550
          Lowe's Cos., Inc...................     57,500       2,558,750
          Masco Corp.........................     70,600       1,813,537
          Maytag Corp........................     13,600         439,450
          Newell Rubbermaid, Inc.............     44,614       1,014,968
          Stanley Works......................     13,200         411,675
          Tupperware Corp....................      7,000         143,063
          Whirlpool Corp.....................     11,400         543,638
                                                         ---------------
                                                               7,167,631
                                                         ---------------
        Instrument - Controls -- 0.2%
          Agilent Technologies, Inc.(a)......     62,593       3,426,967
          Applera Corp.--Applied Biosystems
           Group(a)..........................     33,000       3,104,062

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                ---------- ---------------
     Instrument - Controls (cont'd.)
       Johnson Controls, Inc...................     13,500 $       702,000
       PerkinElmer, Inc........................      7,600         798,000
       Thermo Electron Corp.(a)................     36,700       1,091,825
                                                           ---------------
                                                                 9,122,854
                                                           ---------------
     Insurance -- 2.2%
       Aetna, Inc.(a)..........................     23,100         948,544
       AFLAC, Inc..............................     41,100       2,966,906
       Allstate Corp...........................    120,400       5,244,925
       American General Corp...................     37,400       3,048,100
       American International Group, Inc.......    359,179      35,401,580
       Aon Corp.(b)............................     38,600       1,322,050
       Chubb Corp..............................     26,700       2,309,550
       CIGNA Corp..............................     25,400       3,360,420
       Cincinnati Financial Corp...............     27,000       1,068,188
       Conseco, Inc.(b)........................     54,821         722,952
       Hartford Financial Services Group, Inc..     34,800       2,457,750
       Jefferson-Pilot Corp....................     16,000       1,196,000
       Lincoln National Corp...................     30,600       1,447,762
       Loews Corp..............................     17,800       1,843,412
       Marsh & McLennan Cos., Inc..............     41,900       4,902,300
       MBIA, Inc...............................     15,500       1,148,938
       MetLife, Inc.(b)........................    100,000       3,500,000
       MGIC Investment Corp....................     16,900       1,139,694
       Progressive Corp........................     12,500       1,295,312
       SAFECO Corp.............................     23,900         785,713
       St. Paul Companies, Inc.................     37,200       2,020,425
       Torchmark Corp..........................     20,300         780,281
       UnumProvident Corp......................     39,010       1,048,394
                                                           ---------------
                                                                79,959,196
                                                           ---------------
     Leisure -- 0.4%
       Brunswick Corp..........................     16,900         277,794
       Carnival Corp. (Class "A" Stock)........     94,400       2,908,700
       Disney (Walt) Co.(b)....................    324,700       9,396,006
       Harrah's Entertainment, Inc.(a).........     23,800         627,725
       Hilton Hotels Corp......................     57,500         603,750
       Marriott International, Inc.
        (Class "A" Stock)......................     38,300       1,618,175
       Starwood Hotels & Resorts Worldwide,
        Inc....................................     14,000         493,500
                                                           ---------------
                                                                15,925,650
                                                           ---------------
     Machinery -- 0.3%
       American Power Conversion Corp.(a)           19,000         235,125
       Briggs & Stratton Corp..................      5,400         239,625
       Caterpillar, Inc........................     55,200       2,611,650
       Cooper Industries, Inc..................     15,900         730,406
       Deere & Co..............................     36,900       1,690,481
       Dover Corp..............................     31,300       1,269,606
       Eaton Corp..............................     11,500         864,656
       Ingersoll-Rand Co.(b)...................     26,600       1,113,875
       Parker Hannifin Corp....................     20,010         882,941
       Snap-On, Inc............................      8,900         248,088
       Timken Co...............................     11,500         173,938
                                                           ---------------
                                                                10,060,391
                                                           ---------------

                                                               Value
      COMMON STOCKS                              Shares      (Note 2)
      (Continued)                              ---------- ---------------
      Manufacturing -- 0.5%
        Illinois Tool Works, Inc..............     43,400 $     2,585,012
        Power-One, Inc.(a)....................      5,000         196,563
        Tyco International, Ltd...............    265,450      14,732,475
                                                          ---------------
                                                               17,514,050
                                                          ---------------
      Media -- 1.2%
        Clear Channel Communications, Inc.(a).     84,100       4,073,594
        Comcast Corp.
         (Special Class "A" Stock)(a).........    145,300       6,066,275
        Donnelley (R.R.) & Sons Co............     18,800         507,600
        Dow Jones & Co., Inc..................     14,400         815,400
        Gannett Co., Inc......................     42,500       2,680,156
        Interpublic Group of Companies, Inc...     43,200       1,838,700
        Knight-Ridder, Inc....................     13,600         773,500
        McGraw Hill Companies., Inc...........     30,900       1,811,512
        Meredith Corp.........................     10,200         328,313
        New York Times Co.
         (Class "A" Stock)....................     25,500       1,021,594
        Time Warner, Inc......................    201,800      10,542,032
        Tribune Co............................     51,050       2,156,862
        Viacom, Inc. (Class "B" Stock)(a).....    239,069      11,176,476
                                                          ---------------
                                                               43,792,014
                                                          ---------------
      Metals - Ferrous
        Allegheny Technologies, Inc...........     14,200         225,425
        Nucor Corp............................     12,700         504,031
        USX Corp.--U.S. Steel Group, Inc......     12,200         219,600
        Worthington Industries, Inc...........     11,400          91,913
                                                          ---------------
                                                                1,040,969
                                                          ---------------
      Metals - Non Ferrous -- 0.2%
        Alcan Aluminum, Ltd.(b)...............     40,700       1,391,431
        Alcoa, Inc............................    136,440       4,570,740
        Inco, Ltd.(a).........................     33,800         566,488
                                                          ---------------
                                                                6,528,659
                                                          ---------------
      Mineral Resources
        Homestake Mining Co...................     39,600         165,825
        Phelps Dodge Corp.....................     12,893         719,591
                                                          ---------------
                                                                  885,416
                                                          ---------------
      Miscellaneous Basic Industry -- 0.3%
        AES Corp.(a)..........................     68,200       3,776,575
        Crane Co..............................     10,800         307,125
        Danaher Corp..........................     23,800       1,627,325
        Ecolab, Inc...........................     23,300       1,006,269
        Grainger (W.W), Inc...................     15,500         565,750
        ITT Industries, Inc...................     19,600         759,500
        Millipore Corp........................      8,200         516,600
        Pall Corp.............................     22,000         468,875
        PPG Industries, Inc...................     26,100       1,208,756
        Textron, Inc..........................     24,000       1,116,000
                                                          ---------------
                                                               11,352,775
                                                          ---------------
      Miscellaneous - Consumer Growth/Stable -- 0.4%
        American Greetings Corp.
         (Class "A" Stock)....................      9,800          92,488
        Black & Decker Corp...................     15,500         608,375

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2000


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Miscellaneous - Consumer Growth/Stable (cont'd.)
         Corning, Inc.........................    132,100 $    6,976,531
         Minnesota Mining & Manufacturing Co.      62,600      7,543,300
                                                          --------------
                                                              15,220,694
                                                          --------------
       Motorcycles -- 0.1%
         Harley-Davidson Inc..................     47,300      1,880,175
                                                          --------------
       Oil & Gas -- 2.6%
         Amerada Hess Corp....................     15,100      1,103,244
         Anadarko Petroleum Corp..............     38,727      2,752,715
         Ashland, Inc.........................     12,600        452,214
         Chevron Corp.........................    103,000      8,697,062
         Coastal Corp.........................     33,200      2,931,975
         EOG Resources, Inc...................      9,000        492,188
         Exxon Mobil Corp.....................    538,970     46,856,704
         Kerr-McGee Corp......................     16,525      1,106,142
         KeySpan Corp.........................     11,000        466,125
         Nabors Industries, Inc.(a)...........     17,000      1,005,550
         NICOR, Inc...........................      7,100        306,631
         Phillips Petroleum Co................     40,100      2,280,688
         Royal Dutch Petroleum Co.............    332,200     20,118,862
         Sunoco, Inc..........................     15,600        525,525
         Texaco, Inc.(b)......................     86,800      5,392,450
         Unocal Corp..........................     40,100      1,551,369
         USX--Marathon Group..................     48,500      1,345,875
                                                          --------------
                                                              97,385,319
                                                          --------------
       Oil & Gas Exploration & Production -- 0.2%
         Burlington Resources, Inc............     34,100      1,722,050
         Conoco, Inc. (Class "B" Stock).......     92,294      2,670,758
         Devon Energy Corp....................     13,000        792,610
         Occidental Petroleum Corp............     55,900      1,355,575
         Transocean Sedco Forex, Inc.(b)......     28,997      1,333,862
                                                          --------------
                                                               7,874,855
                                                          --------------
       Oil & Gas Services -- 0.6%
         Apache Corp..........................     17,800      1,247,112
         Baker Hughes, Inc....................     51,950      2,159,172
         Enron Corp...........................    112,300      9,334,937
         Halliburton Co.......................     65,500      2,374,375
         McDermott International, Inc.........      6,400         68,800
         ONEOK, Inc...........................      4,700        226,188
         Rowan Cos., Inc.(a)..................     15,400        415,800
         Schlumberger, Ltd....................     86,300      6,898,606
         Tosco Corp...........................     21,700        736,444
                                                          --------------
                                                              23,461,434
                                                          --------------
       Precious Metals -- 0.1%
         Barrick Gold Corp....................     60,500        990,990
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)...........     21,800        186,663
         Newmont Mining Corp..................     29,400        501,637
         Placer Dome, Inc.....................     48,800        469,700
                                                          --------------
                                                               2,148,990
                                                          --------------
       Railroads -- 0.2%
         Burlington Northern Santa Fe Corp....     72,500      2,052,656
         CSX Corp.............................     34,800        902,625

                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Railroads (cont'd.)
         Norfolk Southern Corp................     64,200 $       854,663
         Union Pacific Corp...................     37,800       1,918,350
                                                          ---------------
                                                                5,728,294
                                                          ---------------
       Restaurants -- 0.3%
         Darden Restaurants, Inc..............     22,100         505,537
         McDonald's Corp......................    212,300       7,218,200
         Starbucks Corp.(a)...................     21,000         929,250
         Tricon Global Restaurants, Inc.(a)...     23,900         788,700
         Wendy's International, Inc...........     18,400         483,000
                                                          ---------------
                                                                9,924,687
                                                          ---------------
       Retail -- 2.9%
         Albertson's, Inc.....................     61,766       1,636,799
         AutoZone, Inc.(a)....................     23,500         669,750
         Bed Bath & Beyond, Inc.(a)...........     36,200         809,975
         Best Buy Co., Inc....................     30,500         901,656
         Circuit City Stores, Inc.............     33,100         380,650
         Consolidated Stores Corp.(a).........     20,100         213,563
         Costco Wholesale Corp.(a)............     68,100       2,719,744
         CVS Corp.............................     59,500       3,566,281
         Dillard's, Inc.......................     22,000         259,875
         Dollar General Corp..................     56,756       1,071,269
         Federated Department Stores, Inc.(a).     36,100       1,263,500
         Gap, Inc. (The)......................    133,400       3,401,700
         Harcourt General, Inc................      9,800         560,560
         Home Depot, Inc......................    361,150      16,500,041
         J.C. Penney Co., Inc.................     40,900         444,788
         Kmart Corp.(a).......................     78,200         415,438
         Kohl's Corp.(a)......................     48,300       2,946,300
         Kroger Co.(a)........................    125,146       3,386,764
         Liz Claiborne, Inc...................      8,400         349,650
         Longs Drug Stores, Inc...............      7,000         168,875
         May Department Stores Co.............     51,900       1,699,725
         Nordstrom, Inc.......................     21,800         396,488
         Office Depot, Inc.(a)................     59,700         425,363
         RadioShack Corp......................     32,000       1,370,000
         Safeway, Inc.(a).....................     79,800       4,987,500
         Sears, Roebuck & Co..................     58,300       2,025,925
         Sherwin-Williams Co..................     25,400         668,337
         Staples, Inc.(a).....................     74,900         884,756
         SUPERVALU, Inc.......................     28,000         388,500
         Target Corp..........................    137,400       4,431,150
         The Limited, Inc.....................     80,506       1,373,634
         Tiffany & Co.........................     13,000         411,125
         TJX Cos., Inc........................     48,500       1,345,875
         Toys 'R' Us, Inc.(a).................     41,900         699,206
         Wal-Mart Stores, Inc.................    691,700      36,746,562
         Walgreen Co..........................    157,800       6,598,012
         Winn-Dixie Stores, Inc...............     25,100         486,312
                                                          ---------------
                                                              106,605,648
                                                          ---------------
       Rubber
         B.F. Goodrich Co.....................     16,200         589,275
         Cooper Tire & Rubber Co..............     11,200         119,000
         Goodyear Tire & Rubber Co............     24,500         563,255
                                                          ---------------
                                                                1,271,530
                                                          ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Telecommunications -- 4.0%
         ADC Telecommunications, Inc.(a)......    103,400 $     1,874,125
         ALLTEL Corp..........................     47,400       2,959,537
         Andrew Corp.(a)......................     17,600         382,800
         AT&T Corp............................    575,023       9,955,086
         Avaya, Inc.(a).......................     41,670         429,722
         BellSouth Corp.......................    295,200      12,084,750
         CenturyTel, Inc......................     22,400         800,800
         Global Crossing, Ltd.................    122,290       1,750,276
         JDS Uniphase Corp.(a)................    140,000       5,836,250
         Lucent Technologies, Inc.(a)(b)......    500,055       6,750,742
         Motorola, Inc........................    333,725       6,757,931
         Nextel Communications, Inc.
          (Class "A" Stock)(a)................    114,400       2,831,400
         Nortel Networks Corp.................    464,860      14,904,574
         QUALCOMM, Inc.(a)....................    115,700       9,509,094
         Qwest Communications
          International, Inc.(a)..............    248,357      10,182,637
         SBC Communications, Inc..............    527,108      25,169,407
         Scientific-Atlanta, Inc..............     24,100         784,756
         Sprint Corp..........................    136,700       2,776,719
         Sprint Corp. (PCS Group)(a)..........    135,200       2,763,150
         Tellabs, Inc.(a).....................     60,600       3,423,900
         Verizon Communications...............    423,576      21,231,747
         WorldCom, Inc........................    445,221       6,260,920
                                                          ---------------
                                                              149,420,323
                                                          ---------------
       Textiles
         National Service Industries, Inc.....      6,000         154,125
         VF Corp..............................     19,100         692,184
                                                          ---------------
                                                                  846,309
                                                          ---------------
       Tobacco
         UST, Inc.(a)(b)......................     26,100         732,431
                                                          ---------------
       Toys
         Hasbro, Inc..........................     30,700         326,188
         Mattel, Inc..........................     64,951         937,892
                                                          ---------------
                                                                1,264,080
                                                          ---------------
       Travel Services
         Sabre Holdings Corp..................     23,526       1,014,559
                                                          ---------------
       Trucking/Shipping -- 0.1%
         FedEx Corp.(a).......................     44,900       1,794,204
         Ryder System, Inc....................     11,500         191,187
                                                          ---------------
                                                                1,985,391
                                                          ---------------
       Utilities - Electric & Gas -- 1.2%
         Allegheny Energy, Inc................      8,000         385,500
         Ameren Corp..........................     21,200         981,825
         American Electric Power Co., Inc.(b).     52,160       2,425,440
         Calpine Corp.(a).....................     31,000       1,396,937
         Cinergy Corp.........................     23,500         825,438
         CMS Energy Corp......................     21,000         665,438
         Consolidated Edison, Inc.(a)(b)......     34,100       1,312,850
         Constellation Energy Group...........     22,400       1,009,400
         Dominion Resources, Inc..............     38,116       2,553,772
         DTE Energy Co.(a)(b).................     22,700         883,881
         Duke Energy Co.......................     57,400       4,893,350
         Edison International.................     55,500         867,188

                                                               Value
      COMMON STOCKS                              Shares      (Note 2)
      (Continued)                              ---------- ---------------
      Utilities - Electric & Gas (cont'd.)
        Entergy Corp..........................     39,600 $     1,675,575
        Exelon Corp...........................     54,687       3,839,574
        FirstEnergy Corp......................     36,900       1,164,656
        FPL Group, Inc........................     27,700       1,987,475
        GPU, Inc..............................     19,900         732,569
        Niagara Mohawk Holdings, Inc.(a)......     27,000         450,563
        NiSource, Inc.........................     18,000         553,500
        NiSource, Inc.(a).....................     12,500          34,375
        Pacific Gas & Electric Co.............     61,900       1,238,000
        Pinnacle West Capital Corp............     11,400         542,925
        PPL Corp..............................     24,100       1,089,019
        Progress Energy, Inc.(a)..............     40,583       1,996,176
        Progress Energy, Inc..................     14,100           6,345
        Public Service Enterprise Group, Inc..     34,600       1,682,425
        Reliant Energy, Inc...................     46,200       2,001,037
        Southern Co...........................    102,300       3,401,475
        TXU Corp..............................     43,500       1,927,594
        Xcel Energy, Inc......................     55,110       1,601,634
                                                          ---------------
                                                               44,125,936
                                                          ---------------
      Waste Management -- 0.1%
        Allied Waste Industries, Inc.(a)......     29,700         432,506
        Waste Management, Inc.................     99,242       2,753,966
                                                          ---------------
                                                                3,186,472
                                                          ---------------
      TOTAL COMMON STOCKS
       (cost $1,629,943,271).............................   1,807,500,400
                                                          ---------------
      PREFERRED STOCKS -- 0.8%
      Financial Services -- 0.8%
        BCH Capital Ltd.
         Series B.............................    225,900       5,873,400
        Central Hispano Capital
         Corp. Series A.......................  1,000,000      25,000,000
                                                          ---------------
                                                               30,873,400
                                                          ---------------
      TOTAL PREFERRED STOCKS
       (cost $31,236,594)................................      30,873,400
                                                          ---------------

                                     Moody's   Principal
                                     Rating      Amount
       LONG-TERM                   (Unaudited)   (000)
       BONDS -- 42.2%              ----------- ----------
       Aerospace -- 0.2%
         Litton Industries, Inc.,
          8.00%, 10/15/09.........    Baa2     $    2,100 $     2,238,390
         Northrop-Grumman
          Corp.,
          7.875%, 03/01/26........    Baa3          4,500       4,497,750
                                                          ---------------
                                                                6,736,140
                                                          ---------------
       Airlines -- 0.7%
         Delta Air Lines, Inc.,
          7.90%, 12/15/09.........    Baa3          5,000       4,788,600
         United Airlines, Inc.,
          10.67%, 05/01/04........    Baa3         19,865      20,946,848
                                                          ---------------
                                                               25,735,448
                                                          ---------------
       Asset Backed Securities -- 2.3%
         Citibank Credit Card
          Master Trust,
          Series 1999-5,
          6.10%, 05/15/08.........     Aaa         39,000      39,195,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2000


                                      Moody's   Principal
                                      Rating     Amount        Value
      LONG-TERM                     (Unaudited)   (000)      (Note 2)
      BONDS (Continued)             ----------- --------- ---------------
      Asset Backed Securities  (cont'd.)
        Continental Airlines, Inc.
         7.461%, 04/01/15..........     Aa3       $ 7,182 $     7,442,485
        MBNA Master Credit Card
         Trust, Series 1999-B,
         5.90%, 08/15/11...........     Aaa        26,300      25,572,792
        Peco Energy Transport Trust,
         Series 1999-A,
         5.80%, 03/01/07...........     Aaa         7,500       7,421,625
        Standard Credit Card
         Master Trust,
         5.95%, 10/07/04...........     Aaa         4,650       4,652,883
        Textron Financial Corp.,
         6.05%, 03/16/09...........     Aaa         2,116       2,115,385
                                                          ---------------
                                                               86,400,170
                                                          ---------------
      Auto-Cars &
       Trucks -- 0.1%
        Hertz Corp.,
         8.25%, 06/01/05...........     A3          1,500       1,570,005
        Lear Corp.,
         8.25%, 02/01/02...........     Ba3         2,775       2,764,927
                                                          ---------------
                                                                4,334,932
                                                          ---------------
      Banks and Savings & Loans -- 1.8%
        Bank of America Corp.,
         7.80%, 02/15/10...........     Aa3         5,000       5,203,450
        Bank One Corp.,
         7.625%, 08/01/05..........     Aa3         2,425       2,511,378
        Capital One Bank,
         6.97%, 02/04/02...........    Baa2        25,000      24,837,000
         6.76%, 07/23/02...........    Baa2         2,500       2,468,050
        Chase Manhattan Corp.,
         6.50%, 01/15/09...........     A1          1,100       1,074,194
        First Union Corp.,
         7.55%, 08/18/05...........     A1          1,200       1,237,512
        First Union National
         Bank,
         7.80%, 08/18/10(b)........     A1          5,000       5,158,100
        H.F. Ahmanson & Co.,
         8.25%, 10/01/02...........     A3          5,200       5,335,460
        KBC Bank Funding Trust III,
         9.86%, 11/02/09...........     A1          2,500       2,642,500
        Key Bank NA,
         5.80%, 04/01/04(b)........     Aa3         5,000       4,877,340
        National Australia Bank Ltd.,
         6.40%, 12/10/07...........     A1          8,400       8,232,000
        Washington Mutual, Inc.,
         7.50%, 08/15/06...........     A3          5,000       5,103,200
                                                          ---------------
                                                               68,680,184
                                                          ---------------
      Building Products -- 0.4%
        Hanson Overseas B.V.,
         7.375%, 01/15/03..........     A3         14,751      14,744,952
                                                          ---------------
      Cable & Pay Television Systems -- 0.7%
        CSC Holdings, Inc.,
         7.875%, 12/15/07..........     Ba1         1,740       1,731,770
         7.25%, 07/15/08...........     Ba1         3,100       2,951,169
        Rogers Cablesystems,
         Ltd., (Canada),
         11.00%, 12/01/15..........     Ba3         4,010       4,421,025

                                    Moody's    Principal
                                    Rating      Amount         Value
       LONG-TERM                  (Unaudited)    (000)       (Note 2)
       BONDS (Continued)          ----------- ----------- ---------------
       Cable & Pay Television Systems (cont'd.)
         Tele-Communications,
          Inc.,
          8.25%, 01/15/03........     A2      $     2,000 $     2,060,640
          9.875%, 06/15/22.......     A2           12,900      15,116,091
                                                          ---------------
                                                               26,280,695
                                                          ---------------
       Consulting -- 0.6%
         Comdisco, Inc.,
          6.00%, 01/30/02........    Baa1          30,000      23,100,000
                                                          ---------------
       Containers -- 0.1%
         Pactiv Corp.,
          7.95%, 12/15/25........    Baa3           7,250       5,372,322
                                                          ---------------
       Diversified Operations -- 0.1%
         Corning, Inc.,
          6.85%, 03/01/29........     A2            2,180       1,898,126
                                                          ---------------
       Drugs & Medical Supplies -- 0.1%

         Pharmacia Corp.,
          6.50%, 12/01/18........     A1            1,145       1,096,864
          6.75%, 12/15/27........     A1            2,735       2,648,602
          6.60%, 12/01/28........     A1            1,150       1,098,963
                                                          ---------------
                                                                4,844,429
                                                          ---------------
       Financial Services -- 3.2%
         CIT Group, Inc.,
          7.50%, 11/14/03........     A1           10,000      10,234,800
         Enterprise Rent-A-Car
          USA Finance Co.,
          M.T.N.,
          7.50%, 06/15/03........    Baa1           5,000       5,112,800
          6.95%, 03/01/04........    Baa1           7,500       7,436,850
         Ford Motor Credit
          Corp.,
          7.375%, 10/28/09.......     A2            2,000       1,994,960
          7.875%, 06/15/10.......     A2            4,700       4,841,000
         Gatx Capital Corp.,
          7.75%, 12/01/06........    Baa2           6,000       5,632,500
         General Motors
          Acceptance Corp.,
          5.95%, 03/14/03........     A2           27,000      26,599,590
         HVB Funding Trust,
          9.00%, 10/22/31........     Aa3           1,200       1,182,000
         International Lease
          Finance Corp.,
          5.90%, 03/12/03........     A1            5,000       4,900,000
         Osprey Trust,
          8.31%, 01/15/03........    Baa2          26,000      26,546,000
         Pemex Finance Ltd.,
          (Cayman Islands),
          9.14%, 08/15/04........    Baa1           6,500       6,863,870
         QWEST Capital Funding, Inc.,
          7.90%, 08/15/10........    Baa1          10,200      10,606,674
         RBF Finance Co.,
          11.375%, 03/15/09......     Ba3           2,280       2,633,400
         Verizon Global Funding Corp.,
          7.75%, 12/01/30........     A1            3,250       3,315,357
                                                          ---------------
                                                              117,899,801
                                                          ---------------
       Food & Beverage -- 0.1%
         Coca-Cola Bottling Co.,
          6.375%, 05/01/09.......    Baa2           3,000       2,773,830

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

December 31, 2000


                                       Moody's   Principal
                                       Rating     Amount        Value
      LONG-TERM                      (Unaudited)   (000)      (Note 2)
      BONDS (Continued)              ----------- --------- ---------------
      Food & Beverage (cont'd.)
        Embotelladora Andina
         S.A.,
         7.875%, 10/01/97...........    Baa1       $ 1,250 $       940,888
                                                           ---------------
                                                                 3,714,718
                                                           ---------------
      Forest Products -- 1.4%
        Abitibi-Consolidated, Inc.,
         8.30%, 08/01/05............    Baa3         1,000       1,010,000
         8.85%, 08/01/30............    Baa3         2,665       2,541,344
        Fort James Corp.,
         6.234%, 03/15/11...........    Baa3        10,000       9,951,000
        International Paper Co.,
         8.00%, 07/08/03............    Baa1        26,000      26,629,200
        Scotia Pacific Co.,
         7.71%, 01/20/14............    Baa2        18,800      12,784,000
                                                           ---------------
                                                                52,915,544
                                                           ---------------
      Industrial -- 0.2%
        Cendant Corp.,
         7.75%, 12/01/03............    Baa1         2,000       1,970,240
        Compania Sud
         Americana de Vapores
         S.A., (Chile),
         7.375%, 12/08/03...........     NR          4,600       4,562,965
                                                           ---------------
                                                                 6,533,205
                                                           ---------------
      Insurance -- 0.2%
        Aon Corp.,
         8.65%, 05/15/05............     A3          4,000       4,269,280
        Conseco, Inc.,
         8.50%, 10/15/02............     Ba1         3,450       2,984,250
                                                           ---------------
                                                                 7,253,530
                                                           ---------------
      Investment
       Bankers -- 0.5%
        Goldman Sachs Group, Inc.,
         7.35%, 10/01/09............     A1          2,600       2,647,814
        Lehman Brothers, Inc.,
         6.625%, 04/01/04...........     A3          7,000       6,956,740
        Morgan Stanley Dean
         Witter & Co.,
         7.125%, 01/15/03...........     Aa3         4,360       4,438,175
        PaineWebber Group, Inc.,
         7.015%, 02/10/04...........    Baa1         6,000       6,146,940
                                                           ---------------
                                                                20,189,669
                                                           ---------------
      Leisure -- 0.7%
        ITT Corp.,
         6.75%, 11/15/03............     Ba1        21,500      21,145,680
        Mandalay Resort Group,
         9.50%, 08/01/08(b).........     Ba2         1,925       1,925,000
        Park Place Entertainment
         Corp.,
         9.375%, 02/15/07...........     Ba2         1,960       2,018,800
                                                           ---------------
                                                                25,089,480
                                                           ---------------
      Media -- 0.3%
        Clear Channel
         Communications,
         7.875%, 06/15/05...........    Baa3         1,600       1,653,472
        Cox Enterprises, Inc.,
         6.625%, 06/14/02...........    Baa1         4,500       4,514,445
        United News & Media
         PLC,
         7.25%, 07/01/04............    Baa2         2,900       2,854,615

                                        Moody's   Principal
                                        Rating     Amount      Value
         LONG-TERM                    (Unaudited)   (000)    (Note 2)
         BONDS (Continued)            ----------- --------- -----------
         Media (cont'd.)
           World Color Press, Inc.,
            8.375%, 11/15/08.........    Baa3       $ 1,340 $ 1,299,800
                                                            -----------
                                                             10,322,332
                                                            -----------
         Oil & Gas -- 1.6%
           Amerada Hess Corp.,
            7.875%, 10/01/29.........    Baa1         2,020   2,117,829
           B.J. Services Co.,
            7.00%, 02/01/06..........    Baa2         4,000   3,967,160
           Coastal Corp.,
            7.50%, 08/15/06..........    Baa2         6,000   6,254,640
           K N Energy, Inc.,
            6.30%, 03/01/21..........    Baa2        20,000  19,991,800
           Limestone Electron Trust,
            8.625%, 03/15/03.........    Baa3         8,750   9,001,650
           MCN Investment Corp.,
            6.30%, 04/02/11..........    Baa3         8,250   8,220,217
           Parker & Parsley
            Petroleum Co.,
            8.875%, 04/15/05.........     Ba2         1,375   1,423,125
           Phillips Petroleum Co.,
            8.50%, 05/25/05..........    Baa2         3,750   4,056,938
           Union Pacific Resources
            Group, Inc.,
            7.95%, 04/15/29(b).......    Baa3         3,400   3,631,574
                                                            -----------
                                                             58,664,933
                                                            -----------
         Oil & Gas Exploration & Production
           Gulf Canada Resources, Ltd.,
            9.25%, 01/15/04..........     Ba1           500     506,030
                                                            -----------
         Real Estate Investment Trust -- 1.1%
           Duke Realty, L.P.,
            7.30%, 06/30/03..........    Baa1         3,850   3,868,480
           EOP Operating, L.P.,
            6.375%, 01/15/02.........    Baa1         4,500   4,505,400
            6.50%, 06/15/04..........    Baa1         6,000   5,914,020
            6.625%, 02/15/05.........    Baa1        10,000   9,848,100
           ERP Operating, L.P.,
            6.63%, 04/13/15..........     A3          8,300   8,185,792
            7.10%, 06/23/04..........     A3          2,000   2,009,900
           Simon Debartolo Group, Inc.,
            6.75%, 06/15/05..........    Baa1         5,000   4,862,650
                                                            -----------
                                                             39,194,342
                                                            -----------
         Retail -- 1.3%
           Federated Department
            Stores, Inc.,
            8.125%, 10/15/02.........    Baa1        25,850  26,132,282
            8.50%, 06/15/03(b).......    Baa1         5,000   5,105,300
           Kroger Co.,
            7.25%, 06/01/09..........    Baa3         5,100   5,125,500
           Safeway Inc.,
            6.05%, 11/15/03..........    Baa2        12,000  11,896,080
                                                            -----------
                                                             48,259,162
                                                            -----------
         Telecommunications -- 2.9%
           360 Communication Co.,
            7.125%, 03/01/03(b)......     A2         22,550  22,744,832
            7.60%, 04/01/09..........     A2          7,000   7,121,940
           Airtouch Communications, Inc.,
            7.00%, 10/01/03..........     A2          4,100   4,131,570

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2000


                                    Moody's    Principal
                                    Rating      Amount         Value
     LONG-TERM                    (Unaudited)    (000)        (Note 2)
     BONDS (Continued)            ----------- ----------- ----------------
     Telecommunications (cont'd.)
       British Telecommunications PLC,
        8.125%, 12/15/10(b)......     A2      $     3,000 $      3,032,880
        8.625%, 12/15/30.........     A2            1,000          995,950
       Deutsche Telekom International,
        8.00%, 06/15/10(b).......     Aa2          10,000       10,156,600
        8.25%, 06/15/30..........     Aa2          15,000       14,735,400
       Electric Lightwave, Inc.,
        6.05%, 05/15/04..........     A2            4,700        4,308,302
       Frontier Corp.,
        7.25%, 05/15/04..........     Ba2             465          444,354
       Koninklijke (Royal)
        KPN NV,
        8.00%, 10/01/10(b).......     A3            1,530        1,466,092
        8.375%, 10/01/30.........     A3            1,050          948,454
       Telecom de Puerto
        Rico,
        6.65%, 05/15/06..........    Baa2           9,500        9,001,060
        6.80%, 05/15/09..........    Baa2           7,900        7,623,500
       Telefonica Europe BV,
       7.75%, 09/15/10...........     A2            7,200        7,290,720
       Worldcom, Inc.,
        7.875%, 05/15/03.........     A3            3,000        3,036,084
        6.40%, 08/15/05..........     A3            5,000        4,813,700
        8.00%, 05/15/06..........     A3            5,000        5,087,190
        8.25%, 05/15/10..........     A3            1,000        1,035,150
                                                          ----------------
                                                               107,973,778
                                                          ----------------
     Utilities -- 1.8%
       Arizona Public Service Co.,
        7.625%, 08/01/05.........    Baa2           5,000        5,172,700
       Calpine Corp.,
        10.50%, 05/15/06.........     Ba1           4,500        4,597,767
        8.625%, 08/15/10.........     Ba1           5,920        5,773,066
       CMS Energy Corp.,
        8.375%, 07/01/03.........     Ba3           1,000          983,700
        6.75%, 01/15/04..........     Ba3           1,950        1,842,750
       Duke Energy Field
        Services,
        7.875%, 08/16/10.........    Baa2           3,500        3,725,925
        8.125%, 08/16/30.........    Baa2           5,000        5,305,550
       Edison Mission Energy,
        7.73%, 06/15/09..........     A3            2,300        1,958,703
       Entergy Louisiana, Inc.,
        8.50%, 06/01/03..........    Baa2           5,000        5,208,585
       Hydro-Quebec,
        8.00%, 02/01/13..........     A2            1,900        2,150,933
       Niagara Mohawk Power
        Corp.,
        7.375%, 08/01/03.........    Baa2          10,000       10,243,500
       Pinnacle Partners,
        8.83%, 08/15/04..........     Ba1          10,000       10,302,400
       PSEG Energy Holdings,
        10.00%, 10/01/09.........     Ba1           2,385        2,456,550
       Reliant Energy,
        9.681%, 07/02/26.........    Baa2           1,800        1,752,750
       Sonat, Inc.,
        7.625%, 07/15/11(b)......    Baa2           6,700        6,976,710
                                                          ----------------
                                                                68,451,589
                                                          ----------------
     Waste Management
       Allied Waste North
        America
        7.625%, 01/01/06.........     Ba3             970          921,500
                                                          ----------------

                                     Moody's   Principal
                                     Rating     Amount        Value
      LONG-TERM                    (Unaudited)   (000)       (Note 2)
      BONDS (Continued)            ----------- --------- ----------------
      Foreign Government Bonds -- 0.2%
        Junta de Andalucia, (Spain),
         7.25%, 10/01/29..........     Aa3     $     720 $        727,560
        Province of Saskatchewan,
         (Canada),
         9.125%, 02/15/21.........     A2          1,800        2,206,656
        Quebec Province, (Canada),
         7.125%, 02/09/24.........     A2          2,700        2,755,566
                                                         ----------------
                                                                5,689,782
                                                         ----------------
      Mortgage Backed Securities -- 15.4%
        Federal National Mortgage
         Association,
         6.50%, 03/01/31..........               225,000      221,906,250
         7.00%, 03/01/31(b).......               139,000      139,216,840
         7.50%, 03/01/31..........                93,000       94,366,170
        Government National Mortgage
         Association,
         6.50%, 03/01/31..........                52,000       51,415,000
         7.50%, 03/01/31..........                62,000       63,065,780
                                                         ----------------
                                                              569,970,040
      U.S. Government & Agency Obligations -- 4.2%
        Federal National Mortgage
         Association,
         7.00%, 07/15/05 (d)......                44,000       46,179,320
        United States Treasury Bonds,
         13.875%, 05/15/11(b).....                 3,350        4,665,914
         9.25%, 02/15/16(b).......                 6,250        8,630,875
         7.50%, 11/15/16(b).......                13,750       16,573,012
         8.75%, 05/15/17(b).......                15,866       21,309,942
         7.625%, 11/15/22(b)......                35,600       44,639,196
         6.75%, 08/15/26(b).......                12,050       13,944,139
                                                         ----------------
                                                              155,942,398
                                                         ----------------
      TOTAL LONG-TERM BONDS
        (cost $1,568,481,622).........................      1,567,619,231
                                                         ----------------
      TOTAL LONG-TERM INVESTMENTS
       (cost $3,229,661,487)............................    3,405,993,031
                                                         ----------------
      SHORT-TERM INVESTMENTS -- 29.3%
      Commercial Paper -- 11.1%
        Alcatel NV,
         6.60%, 01/22/01..........     P1          7,300        7,271,895
        American Express Credit Corp.,
         6.55%, 01/31/01..........     P1          5,100        5,072,162
        Associates Corp. of North
         America,
         6.52%, 03/02/01..........     P1         10,000        9,891,333
        BCI Funding Corp.,
         6.57%, 01/16/01..........     P1          3,800        3,789,597
        Bombardier Capital, Inc.,
         7.65%, 01/31/01(c).......     P2         11,649       11,574,737
         7.51%, 02/14/01(c).......     P2         16,000       15,853,138
        Carolina Power & Light Co.,
         7.50%, 01/31/01(c).......     P2          6,033        5,995,294
         7.50%, 02/02/01(c).......     P2         15,000       14,900,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2000


                                    Moody's    Principal
      SHORT-TERM                    Rating      Amount         Value
      INVESTMENTS                 (Unaudited)    (000)       (Note 2)
      (Continued)                 ----------- ----------- ---------------
      Commercial Paper (cont'd.)
        Centric Capital Corp.,
         6.54%, 02/02/01.........     P1      $     3,100 $     3,081,979
        Citicorp,
         6.60%, 01/18/01.........     P1            5,000       4,984,417
        CXC, Inc.,
         6.51%, 02/07/01.........     P1            3,000       2,979,928
        Daimlerchrysler NA Holding
         Corp.,
         6.54%, 02/02/01.........     P1           10,000       9,941,867
         6.50%, 02/20/01.........     P1            3,600       3,567,500
        Dexia CLF Finance Co.,
         6.52%, 02/14/01.........     P1           14,000      13,888,436
        El Paso Natural Gas Co.,
         7.40%, 01/30/01(c)......     P2           35,000      34,791,361
        Forrestal Funding Master
         Trust,
         6.56%, 02/09/01.........     P1            2,670       2,651,025
        Fortis Funding LLC,
         6.55%, 01/16/01.........     P1           12,800      12,765,067
        France Telecom SA,
         6.55%, 01/29/01.........     P1            5,472       5,444,123
        GE Capital International
         Funding Corp.,
         6.50%, 02/09/01.........     P1           18,000      17,873,250
        General Electric Capital Corp.,
         6.60%, 01/18/01.........     P1            1,000         996,883
        General Motors Acceptance
         Corp.,
         6.55%, 01/18/01.........     P1            2,000       1,993,814
         6.53%, 01/24/01.........     P1           10,254      10,211,221
        Heller Financial, Inc.,
         7.40%, 01/31/01(c)......     P2            9,000       8,944,500
        Invensys PLC,
         7.50%, 02/09/01(c)......     P1           31,000      30,748,125
        Nation Wide Resources, Inc.,
         6.53%, 02/05/01.........     P1            5,148       5,115,317
         6.52%, 02/13/01.........     P1            8,800       8,731,468
        Newell Rubbermaid, Inc.,
         6.55%, 01/10/01.........     P1            3,500       3,494,269
        PHH Corp.,
         7.80%, 01/31/01(c)......     P2            6,480       6,437,880
        Phillips Petroleum Co.,
         7.40%, 01/31/01(c)......     P2           10,830      10,763,215
        PNC Funding Corp.,
         6.59%, 02/28/01.........     P1            1,000         989,383
        PPG Industries, Inc.,
         6.55%, 01/09/01.........     P1           12,700      12,681,514
        PSE&G Fuel Corp.,
         7.09%, 01/03/01(c)......     P2           11,000      11,000,000
        Reed Elsevier,
         7.30%, 02/09/01(c)......     P1           50,000      49,604,583
        Sprint Capital Corp.,
         7.50%, 02/09/01(c)......     P2           13,000      12,894,375
         7.60%, 02/12/01(c)......     P2           10,175      10,084,782

                                 Moody's    Principal
        SHORT-TERM               Rating       Amount         Value
        INVESTMENTS            (Unaudited)    (000)        (Note 2)
        (Continued)            ----------- ------------ --------------
        Commercial Paper (cont'd.)
          Swedbank, Inc.,
           6.57%, 01/12/01....     P1      $      6,200 $    6,187,553
           6.55%, 01/19/01....     P1             6,251      6,230,528
          Thunder Bay Funding, Inc.,
           6.66%, 01/12/01....     P1            10,039     10,018,571
          Ventures Business Trust,
           6.56%, 01/23/01....     P1             7,000      6,971,938
          Verizon Network Funding,
           6.56%, 01/17/01....     P1            11,500     11,466,471
                                                        --------------
                                                           411,883,499
                                                        --------------
        U.S. Government & Agency Obligations -- 0.1%
          United States Treasury Bills,
           5.51%, 03/15/01(b)(d).......           5,800      5,735,196
                                                        --------------
        Other Short-Term Obligations -- 1.8%
          Citicorp,
           6.5975%, 09/17/01..          A1          290        289,987
          Cox Communications, Inc.,
           6.94%, 10/01/01....    Baa2            4,000      4,023,240
          El Paso Energy
           Corp.,
           6.625%, 07/15/01...    Baa2            5,100      5,113,872
          Kroger Co.,
           6.34%, 06/01/01....    Baa3            8,700      8,700,000
          Mallinckrodt, Inc.,
           6.30%, 03/15/01....    Baa2            7,000      6,912,500
          Raytheon Co.,
           5.95%, 03/15/01....    Baa2            7,400      7,381,574
          TRW, Inc.,
           6.45%, 06/15/01....    Baa1            9,700      9,797,000
          U.S. West Capital
           Funding, Inc.,
           6.875%, 08/15/01...    Baa1           15,000     15,018,000
          Wachovia Corp.,
           6.9275%, 10/09/01..     A1               350        350,193
          Waste Management, Inc.,
           6.125%, 07/15/01...     Ba1            8,000      7,945,600
                                                        --------------
                                                            65,531,966
                                                        --------------
                                              Shares
                                           ------------
        Mutual Funds -- 16.3%
          Prudential Core Investment
           Fund -- Taxable Money
           Market Series (c)............    606,143,942    606,143,942
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $1,089,345,914).........................  1,089,294,603
                                                        --------------
        TOTAL INVESTMENTS -- 121.0%
         (cost $4,319,007,401; Note 6).................  4,495,287,634
                                                        --------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(f)..................................     (1,037,695)
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (21.0)%.............................   (779,962,568)
                                                        --------------
        TOTAL NET ASSETS -- 100.0%..................... $3,714,287,371
                                                        ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

December 31, 2000



The following abbreviations are used in portfolio descriptions:

AG     Aktiengesellschaft (German Stock Company)
ADR    American Depository Receipt
LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NV     Naamloze Vennootschap (Dutch Corporation)
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $281,025,310, cash collateral of $288,744,428 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Security segregated as collateral for futures contracts.

(e) Represents less than one share.

(f) Open futures contracts as of December 31, 2000 are as follows:

Number of                     Expiration  Value at       Value at      Appreciation/
Contracts        Type            Date    Trade Date  December 31, 2000 Depreciation
--------- ------------------- ---------- ----------- ----------------- ------------
   44.... S&P 500 Index         Mar 01   $15,316,700       $14,685,000  $  (631,700)
   220... S&P 500 Index         Mar 01    75,688,701        73,425,000   (2,263,701)
   675... U.S. Treasury Notes   Mar 01    69,766,408        69,904,688      138,280
   57.... U.S. Treasury Notes   Mar 01     5,781,938         5,903,063      121,125
   811... U.S. Treasury Bonds   Mar 01    84,962,625        84,850,875     (111,750)
                                                                       ------------
                                                                        $(2,747,746)
                                                                       ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                          DIVERSIFIED BOND PORTFOLIO

December 31, 2000


                                                      Moody's                     Principal
                                                      Rating    Interest Maturity  Amount        Value
LONG-TERM INVESTMENTS -- 86.5%                      (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 86.2%                            ----------- -------- -------- --------- ---------------
Aerospace -- 1.6%
  Boeing Co........................................     A1         8.75% 08/15/21 $   6,250 $     7,501,187
  Raytheon Co......................................    Baa2        6.45% 08/15/02     5,000       4,996,850
  Raytheon Co......................................    Baa2        6.50% 07/15/05     4,200       4,179,084
  United Technologies Corp.........................     A2         7.50% 09/15/29     3,200       3,412,096
                                                                                            ---------------
                                                                                                 20,089,217
                                                                                            ---------------
Airlines -- 1.1%
  Continental Airlines, Inc........................     Aa3       7.461% 04/01/15     5,064       5,247,906
  Continental Airlines, Inc........................     Ba2        8.00% 12/15/05     1,700       1,596,963
  United Airlines, Inc.............................    Baa3       10.67% 05/01/04     7,000       7,381,220
                                                                                            ---------------
                                                                                                 14,226,089
                                                                                            ---------------
Asset Backed Securities -- 2.8%
  Advanta Mortgage Loan Trust, Series 1994-3.......     Aaa        8.49% 12/05/26     6,082       6,135,610
  Citibank Credit Card Master Trust, Series 1996-3.     Aaa        6.10% 05/15/08    12,500      12,562,500
  MBNA Corp., Series 1999 B(a).....................     Aaa        5.90% 08/15/11    17,900      17,405,056
                                                                                            ---------------
                                                                                                 36,103,166
                                                                                            ---------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp.......................................     A3         8.25% 06/01/05       750         785,003
                                                                                            ---------------
Automobiles & Trucks -- 0.3%
  Lear Corp........................................     Ba3        8.25% 02/01/02     1,069       1,065,120
  Navistar International Corp.(a)..................    Baa3        7.00% 02/01/03     3,500       2,975,000
                                                                                            ---------------
                                                                                                  4,040,120
                                                                                            ---------------
Banks and Savings & Loans -- 5.1%
  Bank One Corp....................................     Aa3       7.625% 08/01/05     1,925       1,993,569
  Bank United Corp.................................     Ba3       8.875% 05/01/07     4,000       4,078,480
  Bayerische Landesbank Girozentrale, (Germany)....     Aaa       5.875% 12/01/08     7,800       7,467,876
  Cho Hung Bank....................................     B1        11.50% 04/01/05     1,335       1,258,237
  Cho Hung Bank....................................     B1       11.875% 04/01/05     3,250       3,160,625
  Compass Bancshares, Inc..........................     A1         8.10% 08/15/09     3,800       3,773,552
  Fideicomiso Petacalco-Topolo(a)..................    Baa3       10.16% 12/23/09     3,600       3,528,000
  Hanvit Bank......................................     B1        12.75% 03/01/10     2,350       2,338,250
  Kansallis-Osake-Pankki, (Finland)................     A1        10.00% 05/01/02     5,000       5,219,100
  KBC Bank Funding.................................     A1         9.86% 11/02/09     5,000       5,285,000
  Korea Exchange Bank(a)...........................     Ba3       13.75% 06/30/10     1,915       1,924,575
  National Australia Bank, (Australia).............     A1         6.40% 12/10/07     3,700       3,626,000
  Okobank, (Finland)...............................     A1         7.16% 09/29/49     5,000       4,915,950
  Sanwa Finance Aruba A.E.C........................    Baa1        8.35% 07/15/09     4,640       4,778,133
  Sovereign Bancorp................................     Ba3       10.25% 05/15/04     1,000         979,430
  Washington Mutual, Inc...........................     A3         7.50% 08/15/06    10,000      10,206,400
                                                                                            ---------------
                                                                                                 64,533,177
                                                                                            ---------------
Beverages -- 0.1%
  Embotelladora Andina S.A., (Chile)...............    Baa1       7.875% 10/01/97     1,250         940,888
                                                                                            ---------------
Building & Construction -- 0.9%
  Cemex SA de CV...................................     Ba1       9.625% 10/01/09     2,500       2,550,000
  Hanson PLC.......................................    Baa1       7.875% 09/27/10     8,280       8,241,862
                                                                                            ---------------
                                                                                                 10,791,862
                                                                                            ---------------
Cable & Pay Television Systems -- 1.7%
  British Sky Broadcasting, Inc....................    Baa3       6.875% 02/23/09     1,975       1,724,511
  Cox Enterprises, Inc.............................    Baa1       6.625% 06/14/02     3,200       3,210,272
  CSC Holdings, Inc................................     Ba1        7.25% 07/15/08     3,400       3,236,766
  CSC Holdings, Inc................................     Ba1       7.875% 12/15/07     1,490       1,482,952
  Jones Intercable, Inc............................    Baa2       9.625% 03/15/02     4,600       4,743,382
  Rogers Cablesystems, Inc., (Canada)..............     Ba1       10.00% 03/15/05     4,000       4,210,000
  Tele-Communications, Inc.........................     A2         6.34% 02/01/12     3,500       3,468,885
                                                                                            ---------------
                                                                                                 22,076,768
                                                                                            ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

December 31, 2000


                                           Moody's                     Principal
                                           Rating    Interest Maturity  Amount        Value
                                         (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)              ----------- -------- -------- --------- ---------------
Computers -- 0.7%
  Hewlett-Packard Co.(a)................     Aa2        7.15% 06/15/05 $   5,000 $     5,149,500
  International Business Machines Corp..     A1        5.625% 04/12/04     3,000       2,934,330
                                                                                 ---------------
                                                                                       8,083,830
                                                                                 ---------------
Consumer Products -- 0.1%
  Fortune Brands........................     A2        7.125% 11/01/04     1,050       1,053,456
                                                                                 ---------------
Containers & Packaging -- 0.1%
  Pactiv Corp...........................    Baa3        7.95% 12/15/25     2,000       1,482,020
                                                                                 ---------------
Diversified Operations -- 0.2%
  Ceridian Corp.........................    Baa3        7.25% 06/01/04     2,750       2,714,360
                                                                                 ---------------
Drugs & Medical Supplies -- 0.6%
  Johnson & Johnson.....................     Aaa        6.95% 09/01/29     4,000       4,156,480
  Pharmacia Corp........................     A1         6.50% 12/01/18     1,015         972,330
  Pharmacia Corp........................     A1         6.75% 12/15/27     2,415       2,338,710
                                                                                 ---------------
                                                                                       7,467,520
                                                                                 ---------------
Financial Services -- 7.8%
  Bombardier Capital, Inc. M.T.N........     A3         7.30% 12/15/02     5,000       5,075,000
  Calair Capital Corp...................     Ba2       8.125% 04/01/08       530         481,638
  Capital One Financial Corp............    Baa3        7.25% 05/01/06     1,050         976,090
  Ford Motor Credit Co.(a)..............     A2         7.60% 08/01/05    10,000      10,284,800
  Gatx Capital Corp.....................    Baa2        7.75% 12/01/06     3,000       2,816,250
  General Motors Acceptance Corp........     A2         5.75% 11/10/03    10,000       9,801,200
  HSBC Capital Funding LP...............     A1       10.176% 12/31/49     9,500      10,846,625
  HVB Funding Trust.....................     NR         9.00% 10/22/31     6,000       5,910,000
  International Lease Finance Corp......     A1         5.90% 03/12/03     6,000       5,880,000
  Pemex Finance, Ltd....................     Aaa        9.14% 08/15/04     6,070       6,409,799
  Qwest Capital Funding, Inc.(a)........    Baa1        7.75% 08/15/06    12,000      12,501,840
  RBF Finance Co........................     Ba3      11.375% 03/15/09     3,490       4,030,950
  Sakura Cap Funding Cayman.............     Ba2        7.56% 09/29/49     5,000       4,797,395
  Verizon Global Funding Corp...........     A1         6.75% 12/01/05     5,000       5,037,100
  Verizon Global Funding Corp...........     A1         7.25% 12/01/10    11,700      11,911,185
  Verizon Global Funding Corp.(a).......     A1         7.75% 12/01/30     2,700       2,754,297
                                                                                 ---------------
                                                                                      99,514,169
                                                                                 ---------------
Food & Beverage -- 0.4%
  Archer-Daniels Midland Co.............     A1        6.625% 05/01/29     4,700       4,213,127
  Comunidad Andaluic....................     Aa3        7.25% 10/01/29       540         545,670
                                                                                 ---------------
                                                                                       4,758,797
                                                                                 ---------------
Forest Products -- 3.3%
  Abitibi-Consolidated, Inc.............    Baa3        8.30% 08/01/05     1,000       1,010,000
  Abitibi-Consolidated, Inc.............    Baa3        8.85% 08/01/30     6,665       6,355,744
  Fort James Corp.......................    Baa3        6.70% 11/15/03     4,500       4,271,985
  Georgia-Pacific Corp..................    Baa3        9.95% 06/15/02     5,000       5,109,100
  International Paper Co................    Baa1        8.00% 07/08/03    16,000      16,387,200
  Scotia Pacific Co.....................    Baa2        7.71% 01/20/14    12,200       8,296,000
                                                                                 ---------------
                                                                                      41,430,029
                                                                                 ---------------
Hospital Management -- 0.3%
  Columbia / HCA Healthcare Corp........     Ba2        6.91% 06/15/05     2,435       2,355,862
  Tenet Healthcare Corp.................     Ba1       7.875% 01/15/03     1,825       1,834,125
                                                                                 ---------------
                                                                                       4,189,987
                                                                                 ---------------
Hotel/Motel -- 0.2%
  Host Marriott, L.P.(a)................     Ba2        9.25% 10/01/07     3,000       2,970,000
                                                                                 ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

December 31, 2000


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount        Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- ---------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).     NR        7.375% 12/08/03 $   2,000 $     1,983,898
  Rockwell International Corp....................     A1         5.20% 01/15/98     6,500       4,042,740
                                                                                          ---------------
                                                                                                6,026,638
                                                                                          ---------------
Insurance -- 2.4%
  Allstate Corp..................................     A1         7.20% 12/01/09       900         928,917
  Axa............................................     A2         8.60% 12/15/30     3,850       3,940,513
  Conseco, Inc...................................     Ba1        8.50% 10/15/02     5,875       5,081,875
  Hartford Life, Inc.............................     A2         7.65% 06/15/27    10,200      10,360,038
  Nationwide CSN Trust...........................     A1        9.875% 02/15/25     5,000       5,100,000
  Reliaster Financial Corp.......................     A3        6.625% 09/15/03     5,000       5,009,200
                                                                                          ---------------
                                                                                               30,420,543
                                                                                          ---------------
Investment Banks -- 4.1%
  Lehman Brothers Holdings, Inc..................     A3        6.625% 04/01/04    13,245      13,163,146
  Lehman Brothers Holdings, Inc..................     A3        6.375% 05/07/02       560         558,908
  Lehman Brothers Holdings, Inc..................     A3        6.625% 02/05/06     3,685       3,649,256
  Merrill Lynch & Co., Inc.......................     Aa3        6.81% 06/24/03    15,000      14,966,550
  Morgan Stanley Dean Witter & Co................     Aa3       5.625% 04/12/02     5,450       5,416,155
  Morgan Stanley Dean Witter & Co................     Aa3       7.125% 01/15/03     2,830       2,880,742
  Morgan Stanley Dean Witter & Co.(a)............     Aa3        7.75% 06/15/05     5,000       5,269,200
  PaineWebber Group, Inc.........................    Baa1        6.45% 12/01/03     5,000       5,039,950
  Salomon, Inc...................................     Aa3       6.125% 01/15/03       500         498,475
                                                                                          ---------------
                                                                                               51,442,382
                                                                                          ---------------
Leisure -- 1.9%
  Harrahs Operating Co., Inc.....................     Ba2       7.875% 05/21/04       290         287,100
  HMH Properties.................................     Ba2       7.875% 08/01/05     1,970       1,896,125
  ITT Corp.......................................     Ba1        6.75% 11/15/03     7,000       6,884,640
  Park Place Entertainment.......................     Ba2       7.875% 12/15/05     2,265       2,231,025
  Park Place Entertainment.......................     Ba2       9.375% 02/15/07       740         762,200
  Royal Caribbean Cruises, Ltd...................    Baa2        7.00% 10/15/07     8,000       7,346,080
  Royal Caribbean Cruises, Ltd...................    Baa2        7.25% 08/15/06     5,000       4,754,100
                                                                                          ---------------
                                                                                               24,161,270
                                                                                          ---------------
Media -- 3.0%
  News America Holding, Inc......................    Baa3       6.703% 05/21/04    22,000      21,618,080
  Turner Broadcasting Systems, Inc...............    Baa3        7.40% 02/01/04    13,500      13,819,140
  United News & Media PLC........................    Baa2        7.25% 07/01/04     2,000       1,968,700
  United News & Media PLC........................    Baa2        7.75% 07/01/09     1,000         951,800
                                                                                          ---------------
                                                                                               38,357,720
                                                                                          ---------------
Oil & Gas -- 4.3%
  Amerada Hess Corp..............................    Baa1       7.875% 10/01/29     1,900       1,992,017
  Atlantic Richfield Co..........................     Aa2        5.55% 04/15/03     3,700       3,677,356
  Atlantic Richfield Co..........................     Aa2        5.90% 04/15/09     6,770       6,625,528
  B.J. Services Co...............................    Baa2        7.00% 02/01/06     5,000       4,958,950
  Coastal Corp...................................    Baa2        7.50% 08/15/06     6,000       6,254,640
  Coastal Corp.(a)...............................    Baa2       7.625% 09/01/08     4,700       4,924,190
  Eott Energy Partners, L.P.(a)..................     Ba2       11.00% 10/01/09     1,960       2,028,600
  K N Energy, Inc................................    Baa2        6.30% 03/01/21    15,000      14,993,850
  Limestone Electron Trust.......................    Baa3       8.625% 03/15/03     6,000       6,172,560
  Phillips Petroleum Co..........................    Baa2        8.50% 05/25/05     2,550       2,758,718
                                                                                          ---------------
                                                                                               54,386,409
                                                                                          ---------------
Oil & Gas Exploration & Production -- 0.8%
  Parker & Parsley Petroleum Co..................     Ba2       8.875% 04/15/05     2,500       2,587,500
  Petroleos Mexicanos, (Mexico)..................    Baa3        9.50% 09/15/27     5,900       6,091,750
  Seagull Energy Corp............................     Ba1       7.875% 08/01/03     1,830       1,858,658
                                                                                          ---------------
                                                                                               10,537,908
                                                                                          ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

December 31, 2000


                                       Moody's                     Principal
                                       Rating    Interest Maturity  Amount        Value
                                     (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)          ----------- -------- -------- --------- ---------------
Printing & Publishing -- 0.2%
  World Color Press, Inc............    Baa3        7.75% 02/15/09 $   2,075 $     1,903,812
  World Color Press, Inc............    Baa3       8.375% 11/15/08     1,000         970,000
                                                                             ---------------
                                                                                   2,873,812
                                                                             ---------------
Railroads -- 0.3%
  Norfolk Southern Corp.............    Baa1        6.95% 05/01/02     1,650       1,662,606
  Union Pacific Corp.(a)............    Baa3        7.95% 04/15/29     2,100       2,243,031
                                                                             ---------------
                                                                                   3,905,637
                                                                             ---------------
Real Estate Investment Trust -- 0.4%
  ERP Operating L.P.................     A3         6.63% 04/13/15     3,900       3,846,336
  ERP Operating L.P.................     A3         7.10% 06/23/04     1,500       1,507,425
                                                                             ---------------
                                                                                   5,353,761
                                                                             ---------------
Retail -- 1.0%
  Federated Department Stores, Inc..    Baa1        8.50% 06/15/03    10,200      10,414,812
  Kmart Corp........................    Baa3        9.78% 01/05/20     3,850       2,826,400
                                                                             ---------------
                                                                                  13,241,212
                                                                             ---------------
Telecommunications -- 9.5%
  AT&T Canada, Inc., (Canada).......    Baa3        7.65% 09/15/06     1,600       1,582,656
  AT&T Corp.........................     Ba1      10.125% 04/15/22     6,300       7,535,871
  British Telecommunications PLC....     A2        8.125% 12/15/10       750         758,220
  British Telecommunications PLC(a).     A2        8.625% 12/15/30     3,000       2,987,850
  Deutsche Telekom International(a).     Aa2        8.00% 06/15/10     5,000       5,078,300
  Deutsche Telekom International....     Aa2        8.25% 06/15/30    10,760      10,570,194
  Electric Lightwave, Inc...........     A2         6.05% 05/15/04     3,300       3,024,978
  Frontier Corp.....................     Ba2        7.25% 05/15/04       430         410,908
  Global Crossing Holdings, Ltd.....     Ba2       9.125% 11/15/06     4,945       4,697,750
  Koninklijke (Royal) KPN NV........     A3         7.50% 10/01/05    10,000       9,664,800
  Koninklijke (Royal) KPN NV........     A3         8.00% 10/01/10       510         488,697
  LCI International, Inc............    Baa1        7.25% 06/15/07    11,125      11,116,656
  Marconi Corp. PLC.................     A3        8.375% 09/15/30     3,000       2,731,590
  Qwest Communications, Inc.........    Baa1        7.50% 11/01/08     3,150       3,150,000
  Rogers Cantel, Inc................    Baa3       9.375% 06/01/08     2,350       2,444,000
  Sprint Corp.......................    Baa1        5.70% 11/15/03    12,000      11,499,240
  Telecom De Puerto Rico............    Baa2        6.65% 05/15/06     6,800       6,442,864
  Telecom De Puerto Rico............    Baa2        6.80% 05/15/09     5,700       5,500,500
  Telefonica Europe BV(a)...........     A2         8.25% 09/15/30    10,000       9,985,000
  Worldcom, Inc.....................     A3         6.95% 08/15/28     6,300       5,287,653
  Worldcom, Inc.....................     A3        7.375% 01/15/03    15,000      15,018,000
                                                                             ---------------
                                                                                 119,975,727
                                                                             ---------------
Utilities -- 14.0%
  AES Corp.(a)......................     Ba1       9.375% 09/15/10     2,000       2,050,000
  AES Corp.(a)......................     Ba1        9.50% 06/01/09     3,275       3,356,875
  Calenergy Co., Inc................    Baa3        6.96% 09/15/03     8,000       8,072,560
  Calenergy Co., Inc.(a)............    Baa3        7.23% 09/15/05     5,000       5,097,350
  Calpine Corp.(a)..................     Ba1       8.625% 08/15/10    12,000      11,702,160
  Calpine Corp......................     Ba1       10.50% 05/15/06     4,060       4,148,207
  CMS Energy Corp...................     Ba3        6.75% 01/15/04     4,500       4,252,500
  CMS Energy Corp...................     Ba3        8.00% 07/01/11     4,500       4,466,250
  Cogentrix Energy, Inc.............     Ba1        8.75% 10/15/08    10,000      10,100,000
  Commonwealth Edison Co............    Baa2       7.625% 01/15/07     7,525       7,788,300
  Connecticut Light & Power Company.    Baa3        7.75% 06/01/02     5,685       5,707,342
  Duke Energy Field Services........    Baa2        7.50% 08/16/05    12,000      12,487,200
  Edison Mission Energy.............     A3         7.73% 06/15/09     2,200       1,873,542
  Hydro-Quebec......................     A2         7.50% 04/01/16       500         543,795
  Hydro-Quebec......................     A2         8.00% 02/01/13     1,850       2,094,330

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

December 31, 2000


                                                     Moody's                              Principal
                                                     Rating    Interest     Maturity       Amount        Value
                                                   (Unaudited)   Rate         Date          (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- ----------------- --------- ---------------
Utilities (cont'd.)
  Hydro-Quebec....................................     A2         9.40%          02/01/21 $   3,925 $     5,066,272
  Illinois Power Co...............................     Aaa        5.38%          06/25/07    15,000      14,601,450
  KeySpan Corp....................................     A3         7.25%          11/15/05     3,000       3,119,340
  Niagara Mohawk Power............................    Baa2       6.875%          04/01/03     4,000       4,010,160
  Niagara Mohawk Power............................    Baa2       7.375%          08/01/03     8,000       8,194,800
  Niagara Mohawk Power............................    Baa2        8.00%          06/01/04     5,000       5,205,150
  Osprey Trust....................................    Baa2       7.797%          01/15/03     7,800       7,887,438
  Osprey Trust....................................    Baa2        8.31%          01/15/03    16,000      16,336,000
  Pinnacle Partners, L.P..........................     Ba1        8.83%          08/15/04    12,000      12,362,880
  PSEG Energy Holdings, Inc.......................     Ba1       10.00%          10/01/09     2,605       2,683,150
  Sonat, Inc.(a)..................................    Baa2       7.625%          07/15/11     5,100       5,310,630
  Southern California Edison Co...................    Baa2       6.375%          01/15/06     1,250         966,575
  Southern California Edison Co...................    Baa3        7.20%          11/03/03     7,000       5,960,640
  Utilicorp United, Inc...........................    Baa3        7.00%          07/15/04     1,280       1,264,845
  Utilicorp United, Inc...........................    Baa3       7.625%          11/15/09       700         707,133
                                                                                                    ---------------
                                                                                                        177,416,874
                                                                                                    ---------------
Waste Management -- 0.1%
  Allied Waste Industries, Inc....................     Ba3       7.625%          01/01/06     1,540       1,463,000
                                                                                                    ---------------
Foreign Government Bonds -- 2.8%
  Quebec Province, (Canada).......................     A2        7.125%          01/15/02     2,650       2,704,537
  Province of Saskatchewan, (Canada)..............     A2        9.125%          02/15/21     3,000       3,677,760
  Republic of Panama, (Panama)....................     Ba1       7.875%          02/13/02     8,000       7,920,000
  Republic of Panama, (Panama)....................     Ba1       10.75%          05/15/20       500         492,500
  Republic of Philippines, (Philippines)..........     Ba1      10.625%          03/16/25       500         410,000
  United Mexican States, (Mexico).................    Baa3        8.50%          02/01/06    10,000      10,100,000
  United Mexican States, (Mexico).................    Baa3      10.375%          02/17/09     9,500      10,393,000
                                                                                                    ---------------
                                                                                                         35,697,797
                                                                                                    ---------------
U.S. Government and Agency Obligations -- 11.3%
  United States Treasury Bond.....................               6.125%          08/15/29       595         647,158
  United States Treasury Bond(a)..................               8.125%          08/15/21    58,200      76,105,812
  United States Treasury Bond.....................                9.00%          11/15/18     7,300      10,126,487
  United States Treasury Bond.....................              13.875%          05/15/11     4,150       5,780,161
  United States Treasury Note(a)..................                5.75%          08/15/10    10,648      11,158,785
  United States Treasury Note(a)..................                5.75%          11/15/05    24,385      25,181,414
  United States Treasury Note(a)..................                6.75%          05/15/05    13,215      14,078,072
                                                                                                    ---------------
                                                                                                        143,077,889
                                                                                                    ---------------
U.S. Government Mortgage Backed Securities -- 2.2%
  Federal National Mortgage Association...........                6.50% 02/01/14-10/01/15    20,499      10,496,711
  Federal National Mortgage Association...........                7.00%          01/01/16    13,000      13,138,190
  Federal National Mortgage Association...........                9.00% 05/01/17-09/01/21       180         186,670
  Government National Mortgage Association........                7.50% 05/20/02-01/15/26     4,563       4,646,482
                                                                                                    ---------------
                                                                                                         28,468,053
                                                                                                    ---------------
TOTAL LONG-TERM BONDS
 (cost $1,096,758,641).............................................................................   1,094,057,090
                                                                                                    ---------------
                                                                                           Shares
                                                                                          ---------
PREFERRED STOCKS -- 0.3%
  Centaur Funding Corp.
   (cost $4,323,180)...................................................................      27,000       4,217,967
                                                                                                    ---------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,101,081,821).............................................................................   1,098,275,057
                                                                                                    ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

December 31, 2000



                                                                                                    Principal
                                                                       Moody's                        Amount
                                                                       Rating    Interest Maturity    (000)          Value
SHORT-TERM INVESTMENTS -- 27.8%                                      (Unaudited)   Rate     Date   ------------     (Note 2)
Commercial Paper -- 4.9%
  Carolina Power & Light Co.(c).....................................     P-1        7.50% 02/02/01 $     12,440 $    12,359,659
  Heller Financial, Inc.(c).........................................     P-1        7.40% 01/31/01       14,366      14,280,363
  PHH Corp.(c)......................................................     P-1        7.80% 01/31/01       10,583      10,516,503
  Phillips Petroleum Co.(c).........................................     P-1        7.40% 01/31/01       12,447      12,372,802
  Sprint Capital Corp.(c)...........................................     P-1        7.48% 02/05/01       12,400      12,312,401
                                                                                                                ---------------
                                                                                                                     61,841,728
                                                                                                                ---------------
Foreign Government Bond -- 0.2%
  Republic of Croatia, (Croatia)....................................    Baa3        7.75% 01/31/01        3,226       3,065,060
                                                                                                                ---------------
Other Corporate Obligations -- 9.5%
  Burlington Northern Santa Fe Corp.................................    Baa2        6.05% 03/15/01        8,000       7,981,760
  Capital One Financial Corp........................................    Baa2        7.08% 10/30/01        5,000       4,964,000
  Chrysler Financial Corp...........................................     A1         5.25% 10/22/01       10,400      10,335,520
  El Paso Electric Company..........................................    Baa3        7.75% 05/01/01        5,850       5,854,621
  El Paso Energy Corp...............................................    Baa2       6.625% 07/15/01        3,800       3,810,336
  Fort James Corp...................................................    Baa3       6.234% 03/15/01        8,000       7,960,800
  K N Energy, Inc...................................................    Baa2        6.45% 11/30/01        4,500       4,487,940
  Kroger Co., (The).................................................    Baa3        6.34% 06/01/01        6,500       6,500,000
  Mallinckrodt, Inc.................................................    Baa2        6.30% 03/15/01        3,500       3,456,250
  Norfolk Southern Corp.............................................    Baa1       6.875% 05/01/01        4,500       4,498,470
  Paramount Communications, Inc.....................................    Baa1        7.50% 01/15/02        5,000       5,027,400
  Raytheon Co.......................................................    Baa2        5.95% 03/15/01        6,500       6,483,815
  Republic of Argentina, (Argentina)................................     BBB        0.01% 10/15/01        5,000       4,500,000
  Salomon, Inc......................................................     Aa3        6.65% 07/15/01        7,000       7,014,140
  Texas Utilities...................................................    Baa3        5.94% 10/15/01       10,000       9,934,400
  TRW, Inc..........................................................    Baa1        6.45% 06/15/01        9,200       9,292,000
  U.S. West Cap. Funding, Inc.......................................    Baa1       6.875% 08/15/01        5,000       5,006,000
  United Mexican States, (Mexico)...................................    Baa3       7.515% 05/07/01        4,200       4,168,500
  United Mexican States, (Mexico)...................................    Baa3       7.533% 04/19/01        2,100       2,084,250
  USA Waste Service.................................................     Ba1       6.125% 07/15/01        7,000       6,952,400
                                                                                                                ---------------
                                                                                                                    120,312,602
                                                                                                                ---------------

                                                                                                      Shares
                                                                                                   ------------
Mutual Funds -- 13.2%
  Prudential Core Investment Fund -- Taxable Money Market Series(c).                                167,604,937     167,604,937
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $350,067,062)...........................................................................................     352,824,327
                                                                                                                ---------------
TOTAL INVESTMENTS -- 114.3%
 (cost $1,451,148,883; Note 6).................................................................................   1,451,099,384
                                                                                                                ---------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(d)..................................................................        (101,953)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (14.3)%...............................................................    (181,235,752)
                                                                                                                ---------------
TOTAL NET ASSETS -- 100.0%..................................................................................... $ 1,269,761,679
                                                                                                                ===============

The following abbreviations are used in portfolio descriptions:

L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamioze Vennootschap (Dutch Corporation)

(a) Portion of securities on loan with an aggregate market value of $195,080,213; cash collateral of $199,696,182 was received with which the portfolio purchased securities.

(b) Security, or portion thereof, segregated as collateral for futures contracts.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Open futures contracts as of December 31, 2000 are as follows:

   Number of                        Expiration  Value at       Value at
   Contracts           Type            Date    Trade Date  December 31, 2000 Appreciation
Long Positions:
      725       U.S. Treasury Notes   Mar 01   $73,502,343       $75,082,812   $1,580,469
                                                                             ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                               EQUITY PORTFOLIO

December 31, 2000


      LONG-TERM INVESTMENTS -- 96.3%                           Value
                                                 Shares      (Note 2)
      COMMON STOCKS                            ---------- ---------------
      Agricultural Products -- 0.6%
        Monsanto Co.(a).......................  1,173,700 $    31,763,256
                                                          ---------------
      Consumer Services -- 2.0%
        Darden Restaurants, Inc...............  5,052,500     115,575,938
                                                          ---------------
      Diversified Consumer Products -- 3.7%
        Eastman Kodak Co......................  2,339,300      92,109,938
        Philip Morris Co., Inc................  2,603,000     114,532,000
                                                          ---------------
                                                              206,641,938
                                                          ---------------
      Diversified Manufacturing -- 2.8%
        Minnesota Mining and Manufacturing
         Co. (3M).............................    507,200      61,117,600
        Tyco International, Ltd...............  1,761,000      97,735,500
                                                          ---------------
                                                              158,853,100
                                                          ---------------
      Financial Services -- 14.8%
        Bank of America Corp..................  1,274,500      58,467,688
        Chase Manhattan Corp..................  2,190,600      99,535,387
        Citigroup, Inc........................  1,684,300      86,004,569
        FleetBoston Financial Corp............  1,471,900      55,288,244
        Goldman Sachs Group, Inc..............    499,000      53,361,813
        John Hancock Financial Services, Inc..  1,573,300      59,195,413
        Loews Corp............................  1,140,200     118,081,962
        Morgan Stanley Dean Witter & Co.......    560,400      44,411,700
        Old Republic International Corp.......  1,419,300      45,417,600
        Providian Financial Corp..............  1,194,100      68,660,750
        SAFECO Corp...........................  1,979,500      65,076,062
        Stilwell Financial, Inc...............  2,127,100      83,887,506
                                                          ---------------
                                                              837,388,694
                                                          ---------------
      Healthcare Services -- 15.7%
        Abbott Laboratories...................  1,122,500      54,371,094
        American Home Products Corp...........  1,351,500      85,887,825
        Eli Lilly and Co......................  1,701,400     158,336,537
        HCA--The Healthcare Co................  1,440,600      63,400,806
        Health Net, Inc.(a)...................  4,724,610     123,725,724
        Schering-Plough Corp..................  1,780,100     101,020,675
        Sepracor, Inc.(a).....................    793,000      63,539,125
        Tenet Healthcare Corp.................  1,606,632      71,394,710
        UnitedHealth Group, Inc.(a)...........  1,099,400      67,475,675
        Wellpoint Health Networks, Inc.(a)....    849,200      97,870,300
                                                          ---------------
                                                              887,022,471
                                                          ---------------
      Hotel/Motel -- 0.7%
        Starwood Hotels & Resorts
         Worldwide, Inc.......................  1,186,600      41,827,650
                                                          ---------------
      Manufacturing -- 0.1%
        IKON Office Solutions, Inc............  2,887,800       7,219,500
                                                          ---------------
      Media -- 2.8%
        AT&T Corp.--Liberty Media Corp.(a)....  3,098,600      42,024,762
        Clear Channel Communications, Inc.(a)     928,100      44,954,844
        Tribune Co............................  1,690,800      71,436,300
                                                          ---------------
                                                              158,415,906
                                                          ---------------
      Metal & Minerals -- 5.3%
        Alcoa, Inc............................  4,277,200     143,286,200
        Freeport-McMoRan Copper & Gold,
         Inc. (Class "A" Stock)(a)............  3,853,300      31,789,725

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Metal & Minerals (cont'd.)
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)...........   319,600 $     2,736,575
         Newmont Mining Corp.................. 3,057,000      52,160,062
         Phelps Dodge Corp.................... 1,263,900      70,541,419
                                                         ---------------
                                                             300,513,981
                                                         ---------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp....................   325,000      23,745,313
         Conoco, Inc. (Class "A" Stock)....... 1,918,900      54,928,512
         Halliburton Co....................... 2,233,400      80,960,750
         Kerr-McGee Corp......................   590,400      39,519,900
         Phillips Petroleum Co................   901,300      51,261,437
         Total Fina Elf SA, ADR (France)...... 1,557,675     113,223,502
         Transocean Sedco Forex, Inc.......... 1,267,200      58,291,200
                                                         ---------------
                                                             421,930,614
                                                         ---------------
       Paper & Forest Products -- 6.7%
         Georgia-Pacific Corp. (Timber Group).   239,800       7,179,013
         Georgia-Pacific Group................ 3,875,800     120,634,275
         International Paper Co............... 2,139,600      87,322,425
         Mead Corp............................ 2,690,300      84,408,162
         Temple-Inland, Inc................... 1,516,600      81,327,675
                                                         ---------------
                                                             380,871,550
                                                         ---------------
       Retail -- 5.3%
         Consolidated Stores Corp.(a)......... 2,023,800      21,502,875
         Home Depot, Inc...................... 1,491,000      68,120,063
         RadioShack Corp...................... 1,830,000      78,346,875
         Target Corp.......................... 4,027,500     129,886,875
                                                         ---------------
                                                             297,856,688
                                                         ---------------
       Technology -- 17.4%
         America Online, Inc.(a).............. 1,021,800      35,558,640
         Applied Materials, Inc.(a)...........   495,600      18,925,725
         Arrow Electronics, Inc.(a)........... 2,145,500      61,414,938
         Cisco Systems, Inc.(a)............... 2,580,200      98,692,650
         Compaq Computer Corp................. 4,533,150      68,223,908
         Dell Computer Corp.(a)............... 2,843,100      49,576,556
         Harris Corp.......................... 2,510,700      76,890,187
         Hewlett-Packard Co................... 3,085,100      97,373,469
         Intel Corp........................... 1,101,700      33,326,425
         International Business Machines
          Corp (IBM)..........................   793,300      67,430,500
         Micron Technology, Inc.(a)........... 1,247,300      44,279,150
         Microsoft Corp.(a)................... 1,843,700      79,970,487
         Motorola, Inc........................ 3,599,500      72,889,875
         National Semiconductor Corp.(a)...... 1,945,700      39,157,213
         Nortel Networks Corp................. 1,452,800      46,580,400
         Texas Instruments, Inc............... 1,990,700      94,309,412
                                                         ---------------
                                                             984,599,535
                                                         ---------------
       Telecommunications -- 7.3%
         Alltel Corp.......................... 1,129,588      70,528,650
         General Motors Corp.
          (Class "H" Stock)(a)................ 1,812,775      41,693,825
         Global Crossing, Ltd.(a)............. 3,589,100      51,368,994
         Nextel Communications, Inc.
          (Class "A" Stock)(a)................ 2,215,300      54,828,675
         Nokia Oyj ADR (Finland).............. 3,433,800     149,370,300
         WorldCom, Inc........................ 3,090,400      43,265,600
                                                         ---------------
                                                             411,056,044
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

December 31, 2000


                                      Value
COMMON STOCKS            Shares      (Note 2)
(Continued)             --------- --------------
Utilities -- 3.6%
  El Paso Energy Corp.. 1,436,600 $  102,896,475
  Exelon Corp.......... 1,429,287    100,350,240
                                  --------------
                                     203,246,715
                                  --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,068,171,938)...........  5,444,783,580
                                  --------------

                                               Principal
                                                Amount        Value
       SHORT-TERM                                (000)      (Note 2)
       INVESTMENT -- 4.0%                      --------- --------------
       Repurchase Agreement
         Joint Repurchase Agreement Account
           5.96%, 01/02/01
          (cost $225,868,000; Note 5).........  $225,868 $  225,868,000
                                                         --------------
        TOTAL INVESTMENTS -- 100.3%
         (cost $5,294,039,938; Note 6)..................  5,670,651,580
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.3)%...............................    (16,143,173)
                                                         --------------
        NET ASSETS -- 100.0%............................ $5,654,508,407
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                          FLEXIBLE MANAGED PORTFOLIO

December 31, 2000



                                    Shares       Value
COMMON STOCKS -- 55.0%             ---------    (Note 2)
Advertising -- 0.1%
  Omnicom Group, Inc..............    39,500 $    3,273,562
                                             --------------
Aerospace/Defense -- 0.7%
  Boeing Co.......................   238,200     15,721,200
  General Dynamics Corp...........   133,500     10,413,000
  Litton Industries, Inc.(a)......     6,700        527,206
  Lockheed Martin Corp............    42,900      1,456,455
  Raytheon Co. (Class "B" Stock)..    40,600      1,261,138
                                             --------------
                                                 29,378,999
                                             --------------
Airlines -- 0.4%
  AMR Corp........................   232,000      9,091,500
  Delta Airlines, Inc.............    77,200      3,874,475
  Southwest Airlines Co...........   103,200      3,460,296
                                             --------------
                                                 16,426,271
                                             --------------
Autos - Cars & Trucks -- 0.8%
  Borg-Warner Automotive, Inc.....    77,800      3,112,000
  Cummins Engine Co., Inc.........     4,700        178,306
  Dana Corp.......................    83,650      1,280,891
  Ford Motor Co.(d)...............   284,012      6,656,531
  General Motors Corp.............   377,334     19,220,451
  Genuine Parts Co................    21,600        565,650
  Johnson Controls, Inc...........    10,000        520,000
  Navistar International Corp.(a).     9,000        235,687
  PACCAR, Inc.....................    10,000        492,500
  TRW, Inc........................    14,800        573,500
  Visteon Corp....................   165,820      1,906,930
                                             --------------
                                                 34,742,446
                                             --------------
Banks and Savings & Loans -- 2.6%
  AmSouth Bancorp.................    41,500        632,875
  Astoria Financial Corp..........    57,900      3,144,694
  Bank One Corp...................   257,000      9,412,625
  BankAmerica Corp................    59,441      2,726,856
  Chase Manhattan Corp............   352,900     16,034,893
  Comerica, Inc...................    19,200      1,140,000
  Fifth Third Bancorp.............    54,000      3,226,500
  First Union Corp................   172,300      4,792,094
  Firstar Corp....................   213,147      4,955,668
  Golden West Financial Corp......    77,600      5,238,000
  Huntington Bancshares, Inc......    32,331        523,358
  KeyCorp.........................    55,200      1,545,600
  Mellon Financial Corp...........    87,200      4,289,150
  Northern Trust Corp.............    56,700      4,624,594
  PNC Bank Corp...................   142,000     10,374,875
  Providian Financial Corp........    91,800      5,278,500
  State Street Corp...............    39,300      4,881,453
  Suntrust Banks, Inc.............    47,100      2,967,300
  U.S. Bancorp....................   160,700      4,690,431
  UBS AG..........................     2,440        398,696
  Union Planters Corp.(d).........    18,000        643,500
  Wells Fargo & Co................   399,800     22,263,862
                                             --------------
                                                113,785,524
                                             --------------
Business Services
  Fluor Corp.(a)..................     9,800        324,013
                                             --------------
Chemicals -- 0.7%
  Air Products & Chemicals, Inc...   143,200      5,871,200
  Dow Chemical Co.................   215,700      7,900,012

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Chemicals (cont'd.)
        Du Pont (E.I.) de Nemours & Co..........   275,949 $   13,331,786
        Eastman Chemical Co.....................     9,800        477,750
        Engelhard Corp..........................    15,600        317,850
        Praxair, Inc............................    37,300      1,655,188
        Sigma-Aldrich Corp......................     3,000        117,938
        Union Carbide Corp......................    15,600        839,475
                                                           --------------
                                                               30,511,199
                                                           --------------
      Commercial Services -- 0.1%
        Convergys Corp.(a)......................    47,800      2,165,938
        CSG Systems International, Inc.(a)......    29,500      1,384,656
        Quanta Services, Inc.(a)................    19,100        614,781
                                                           --------------
                                                                4,165,375
                                                           --------------
      Computers -- 2.2%
        Apple Computer, Inc.(a).................    27,100        403,112
        Citrix Systems, Inc.(a).................   360,700      8,115,750
        EMC Corp.(a)............................   466,536     31,024,644
        Hewlett-Packard Co.(a)(d)...............   441,200     13,925,375
        International Business Machines Corp....   241,800     20,553,000
        Network Appliance, Inc.(a)..............    66,500      4,268,469
        Sun Microsystems, Inc.(a)...............   694,200     19,350,825
                                                           --------------
                                                               97,641,175
                                                           --------------
      Computer Services -- 5.5%
        Acxiom Corp.(a).........................    68,200      2,655,538
        Adobe Systems, Inc......................    83,900      4,881,931
        America Online, Inc.(a).................   854,800     29,747,040
        Automatic Data Processing, Inc..........   131,600      8,331,925
        Avocent Corp.(a)........................    38,700      1,044,900
        Cadence Design Systems, Inc.(a).........     2,100         57,750
        Cisco Systems, Inc.(a).................. 1,500,300     57,386,475
        Computer Associates International, Inc..    15,200        296,400
        Comverse Technology, Inc.(a)(d).........    40,800      4,431,900
        DST Systems, Inc.(a)....................    12,600        844,200
        Electronic Data Systems Corp............   120,100      6,935,775
        First Data Corp.........................   111,300      5,864,119
        Fiserv, Inc.(a).........................    89,100      4,226,681
        Jabil Circuit, Inc.(a)..................   143,100      3,631,163
        Mercury Interactive Corp.(a)............    12,600      1,137,150
        Microchip Technology, Inc.(a)...........   106,350      2,333,053
        Micron Technology, Inc.(a)..............    21,600        766,800
        Microsoft Corp.(a)...................... 1,118,700     48,523,612
        Networks Associates, Inc.(a)............   155,100        649,481
        NVIDIA Corp.(a)(d)......................   107,400      3,519,028
        Oracle Corp.(a)......................... 1,164,700     33,849,094
        Peoplesoft, Inc.(a).....................    49,600      1,844,500
        Rational Software Corp.(a)..............    16,700        650,256
        Siebel Systems, Inc.(a).................    86,800      5,869,850
        SunGuard Data Systems, Inc.(a)..........    66,400      3,129,100
        Symantec Corp.(a).......................    36,100      1,204,838
        VERITAS Software Corp.(a)(d)............   125,222     10,956,925
                                                           --------------
                                                              244,769,484
                                                           --------------
      Construction -- 0.3%
        Centex Corp.............................    12,000        450,750
        Kaufman & Broad Home Corp...............     6,400        215,600
        Pulte Corp..............................     6,900        291,094
        Standard Pacific Corp...................   434,700     10,161,112
                                                           --------------
                                                               11,118,556
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

December 31, 2000


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Containers
          Ball Corp............................     2,700 $      124,369
          Bemis Co., Inc.......................     6,600        221,513
          Pactiv Corp.(a)......................    21,500        266,062
                                                          --------------
                                                                 611,944
                                                          --------------
        Cosmetics & Soaps -- 0.7%
          Alberto Culver Co. (Class "B" Stock).     6,200        265,437
          Avon Products, Inc...................    55,800      2,671,425
          Colgate-Palmolive Co.................   165,100     10,657,205
          Procter & Gamble Co..................   249,300     19,554,469
                                                          --------------
                                                              33,148,536
                                                          --------------
        Diversified Operations -- 2.3%
          Fortune Brands, Inc..................    18,300        549,000
          General Electric Co.................. 2,007,900     96,253,706
          Textron, Inc.........................    18,600        864,900
          Vivendi Universal SA, ADR(a)(d)......    96,080      6,275,225
                                                          --------------
                                                             103,942,831
                                                          --------------
        Drugs & Medical Supplies -- 5.7%
          Abbott Laboratories..................   226,400     10,966,250
          Allergan, Inc........................    68,900      6,670,381
          ALZA Corp.(a)........................   180,700      7,679,750
          Amgen, Inc.(a).......................   174,200     11,137,912
          Applera Corp.-Applied Biosystem
           Group(a)............................    84,400      7,938,875
          Bausch & Lomb, Inc...................     2,200         88,963
          Biomet, Inc..........................     5,550        220,266
          Express Scripts, Inc.
           (Class "A" Stock)(a)................    39,600      4,049,100
          Forest Laboratories, Inc.(a).........    61,600      8,185,100
          Johnson & Johnson....................   302,200     31,749,887
          Lilly (Eli) & Co.....................   302,000     28,104,875
          Medtronic, Inc.......................   184,100     11,115,038
          Merck & Co., Inc.....................   556,400     52,092,950
          Pfizer, Inc.......................... 1,155,625     53,158,750
          Quest Diagnostics, Inc.(a)...........    31,700      4,501,400
          Schering-Plough Corp.................   217,300     12,331,775
          St. Jude Medical, Inc.(a)............    36,100      2,217,894
                                                          --------------
                                                             252,209,166
                                                          --------------
        Electronics -- 1.8%
          Advanced Micro Devices, Inc.(a)(d)...   201,800      2,787,363
          Analog Devices, Inc.(a)..............   101,600      5,200,650
          Atmel Corp.(a).......................   593,300      6,897,113
          Avnet, Inc...........................    24,000        516,000
          Emerson Electric Co.(a)(d)...........   105,800      8,338,362
          LSI Logic Corp.(a)(d)................   153,600      2,625,024
          Molex, Inc.(a)(d)....................    22,600        802,300
          Novellus Systems, Inc.(a)............    89,500      3,216,406
          Pinnacle West Capital Corp...........     6,400        304,800
          Polycom, Inc.(a).....................    55,500      1,786,406
          Power-One, Inc.(a)...................   123,600      4,859,025
          PPL Corp.............................    83,400      3,768,638
          Rockwell International Corp..........    21,600      1,028,700
          Sanmina Corp.(a)(d)..................   183,300     14,045,362
          Sawtek Inc.(a).......................    84,900      3,921,319
          Solectron Corp.(a)...................   511,400     17,336,460
          Texas Instruments, Inc...............    53,000      2,510,875
          Thomas & Betts Corp..................     5,900         95,506
                                                          --------------
                                                              80,040,309
                                                          --------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Financial Services -- 5.0%
         American Express Co...................   330,300 $   18,145,856
         Bear Stearns Companies, Inc...........    41,058      2,081,127
         Citigroup, Inc........................ 1,102,062     56,274,041
         Dun & Bradstreet Corp.(a).............    10,050        260,044
         Federal Home Loan Mortgage Corp.......   200,900     13,836,988
         Federal National Mortgage Association.   258,300     22,407,525
         FleetBoston Financial Corp............   243,951      9,163,409
         Goldman Sachs Group, Inc.(a)(d).......    31,700      3,389,919
         Household International, Inc..........   129,992      7,149,560
         Lehman Brothers Holdings, Inc.........   195,400     13,213,925
         MBNA Corp.............................   480,300     17,741,081
         Merrill Lynch & Co., Inc..............   261,100     17,803,756
         Morgan (J.P.) & Co., Inc..............   118,300     19,578,650
         Morgan Stanley Dean Witter & Co.......     9,690        767,933
         Old Kent Financial Corp...............     3,020        132,125
         Paychex, Inc..........................    72,175      3,509,509
         SEI Investments Co....................    16,500      1,848,000
         Stilwell Financial, Inc...............   102,000      4,022,625
         Synovus Financial Corp................    35,300        950,894
         The CIT Group, Inc....................    14,400        289,800
         USA Education, Inc....................    18,900      1,285,200
         Washington Mutual, Inc................   177,300      9,407,981
                                                          --------------
                                                             223,259,948
                                                          --------------
       Food & Beverage -- 1.8%
         Anheuser-Busch Companies, Inc.(a)(d)..   250,600     11,402,300
         Archer-Daniels-Midland Co.............    72,933      1,093,995
         Brown-Forman Corp.
          (Class "B" Stock)....................     8,500        565,250
         Coca-Cola Co..........................   280,500     17,092,969
         ConAgra, Inc..........................    76,200      1,981,200
         Coors (Adolph) Co. (Class "B" Stock)..     5,000        401,563
         General Mills, Inc....................    57,800      2,575,712
         Heinz (H.J.) & Co.....................    48,600      2,305,462
         IBP, Inc..............................    15,600        417,300
         Kellogg Co............................    50,700      1,330,875
         PepsiCo, Inc..........................   372,600     18,466,987
         Quaker Oats Co........................    51,400      5,005,075
         Ralston-Ralston Purina Group..........    38,600      1,008,425
         Sara Lee Corp.........................   150,800      3,704,025
         Sysco Corp............................   134,800      4,044,000
         Unilever NV...........................    95,042      5,981,706
         Whitman Corp..........................    26,300        430,663
         Wrigley (William) Jr. Co..............    13,900      1,331,794
                                                          --------------
                                                              79,139,301
                                                          --------------
       Forest Products -- 0.5%
         Boise Cascade Corp....................    57,900      1,946,887
         Bowater, Inc..........................    22,500      1,268,438
         Georgia-Pacific Corp..................   229,800      7,152,525
         International Paper Co................   197,681      8,067,856
         Mead Corp.............................    13,200        414,150
         Potlatch Corp.........................     3,700        124,181
         Temple-Inland, Inc....................     7,100        380,738
         Westvaco Corp.........................    11,900        347,331
         Weyerhaeuser Co.(a)(d)................    34,400      1,745,800
         Willamette Industries, Inc............    60,600      2,844,412
                                                          --------------
                                                              24,292,318
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

December 31, 2000


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ---------- --------------
        Gas Pipelines -- 0.9%
          Cinergy Corp.......................     20,700 $      727,088
          Dynegy, Inc. (Class "A" Stock).....    229,900     12,888,769
          El Paso Energy Corp................     98,900      7,083,712
          Enron Corp.........................    189,100     15,718,937
          Peoples Energy Corp................      5,700        255,075
          Sempra Energy......................     27,573        641,072
          Williams Companies, Inc............    101,700      4,061,644
                                                         --------------
                                                             41,376,297
                                                         --------------
        Hospital Management -- 0.6%
          Healthsouth Corp.(a)...............     55,000        897,187
          Humana, Inc.(a)....................     20,600        314,150
          Manor Care, Inc.(a)................     13,300        274,313
          Oxford Health Plans, Inc.(a).......     41,800      1,651,100
          Tenet Healthcare Corp..............    138,000      6,132,375
          UnitedHealth Group, Inc............    245,800     15,085,975
          Wellpoint Health Networks, Inc.(a).      6,000        691,500
                                                         --------------
                                                             25,046,600
                                                         --------------
        Household & Personal Care Products
          Clorox Co..........................     28,300      1,004,650
          Leggett & Platt, Inc...............     15,800        299,213
                                                         --------------
                                                              1,303,863
                                                         --------------
        Housing Related -- 0.1%
          Masco Corp.........................     52,300      1,343,456
          Maytag Corp........................     13,500        436,219
          Whirlpool Corp.....................     49,900      2,379,606
                                                         --------------
                                                              4,159,281
                                                         --------------
        Human Resources
          Robert Half International, Inc.(a).     68,900      1,825,850
                                                         --------------
        Insurance -- 2.2%
          Aetna, Inc.(a).....................     52,000      2,135,250
          AFLAC, Inc.........................     72,000      5,197,500
          Allstate Corp......................    320,000     13,940,000
          American General Corp..............     18,000      1,467,000
          American International Group, Inc..    450,167     44,369,585
          Chubb Corp.........................     73,500      6,357,750
          ITT Hartford Group, Inc............     61,100      4,315,187
          Jefferson-Pilot Corp...............     49,100      3,670,225
          Marsh & McLennan Companies, Inc.        34,100      3,989,700
          MBIA, Inc..........................     12,100        896,913
          MGIC Investment Corp...............     13,300        896,919
          Progressive Corp...................     13,300      1,378,213
          SAFECO Corp........................     79,900      2,626,712
          St. Paul Companies, Inc............     29,700      1,613,081
          Torchmark Corp.....................     74,800      2,875,125
          UnumProvident Corp.................     27,270        732,881
          Wachovia Corp......................     23,800      1,383,375
                                                         --------------
                                                             97,845,416
                                                         --------------
        Leisure -- 0.2%
          Brunswick Corp.....................     11,200        184,100
          Carnival Corp. (Class "A" Stock)...     76,100      2,344,831
          Harrah's Entertainment, Inc.(a)....        400         10,550
          Hasbro, Inc........................     23,500        249,688
          Hilton Hotels Corp.................     44,600        468,300
          Loews Corp.........................     45,300      4,691,381
          Marriott International, Inc.
           (Class "A" Stock).................     31,200      1,318,200
                                                         --------------
                                                              9,267,050
                                                         --------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Machinery -- 0.6%
         Caterpillar, Inc.....................     87,200 $    4,125,650
         Cooper Industries, Inc...............     12,900        592,594
         Deere & Co...........................    224,000     10,262,000
         Dover Corp...........................     25,800      1,046,512
         Eaton Corp...........................      9,300        699,244
         Harley-Davidson, Inc.................      6,000        238,500
         Ingersoll-Rand Co.(a)(d).............     61,400      2,571,125
         Parker Hannifin Corp.................     78,400      3,459,400
         Snap-On, Inc.........................      7,100        197,912
         Timken Co............................     10,200        154,275
         United Dominion Industries, Ltd.
          (Canada)............................    130,000      1,584,375
                                                          --------------
                                                              24,931,587
                                                          --------------
       Manufacturing -- 0.8%
         Honeywell, Inc.......................     94,600      4,475,763
         Illinois Tool Works, Inc.............     14,400        857,700
         Tyco International, Ltd..............    571,704     31,729,572
         York International Corp..............        300          9,206
                                                          --------------
                                                              37,072,241
                                                          --------------
       Media -- 1.2%
         Clear Channel Communications,
          Inc.(a).............................     41,700      2,019,844
         Comcast Corp.
          (Special Class "A" Stock)(a)........    117,400      4,901,450
         Gannett Co., Inc.....................     20,500      1,292,781
         Interpublic Group of Companies, Inc.      34,600      1,472,663
         Knight-Ridder, Inc...................     40,600      2,309,125
         McGraw Hill, Inc.....................     23,400      1,371,825
         Time Warner, Inc.....................    315,100     16,460,824
         Tribune Co...........................     41,500      1,753,375
         Viacom, Inc. (Class "B" Stock)(a)....    166,238      7,771,626
         Walt Disney Co.......................    508,000     14,700,250
                                                          --------------
                                                              54,053,763
                                                          --------------
       Metal-Steel -- 0.1%
         Allegheny Teldyne, Inc...............     12,650        200,819
         Nucor Corp...........................     11,800        468,313
         USX Corp.- - U.S. Steel Group........    121,000      2,178,000
         Worthington Industries, Inc..........      9,700         78,206
                                                          --------------
                                                               2,925,338
                                                          --------------
       Metals-Non Ferrous -- 0.3%
         Alcan Aluminum, Ltd.(a)(d)...........    105,300      3,599,944
         Alcoa, Inc...........................    316,788     10,612,398
         Inco, Ltd.(a)........................     23,000        385,480
                                                          --------------
                                                              14,597,822
                                                          --------------
       Mineral Resources
         Massey Energy Co.....................      9,800        124,950
         Phelps Dodge Corp....................     10,953        611,314
                                                          --------------
                                                                 736,264
                                                          --------------
       Miscellaneous Basic Industry
         Ecolab, Inc..........................     14,500        626,219
         Wolverine Tube, Inc.(a)..............      2,300         27,577
                                                          --------------
                                                                 653,796
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

December 31, 2000


                                                            Value
         COMMON STOCKS                         Shares      (Note 2)
         (Continued)                         ---------- --------------
         Miscellaneous Consumer Growth -- 0.3%
           American Greetings Corp.
            (Class "A" Stock)...............      7,300 $       68,894
           Black & Decker Corp..............     11,100        435,675
           Minnesota Mining & Manufacturing
            Co. (3M)(a)(d)..................    107,800     12,989,900
                                                        --------------
                                                            13,494,469
                                                        --------------
         Office Equipment & Supplies
           Pitney Bowes, Inc................     33,600      1,113,000
           Xerox Corp.......................     80,900        374,163
                                                        --------------
                                                             1,487,163
                                                        --------------
         Oil & Gas -- 4.3%
           Amerada Hess Corp................      2,000        146,125
           Anadarko Petroleum Corp..........     63,951      4,545,637
           Ashland Oil, Inc.................      8,700        312,243
           Burlington Resources, Inc........     88,200      4,454,100
           Chevron Corp.....................    170,800     14,421,925
           Coastal Corp.....................     55,300      4,883,681
           Conoco, Inc. (Class "B" Stock)...    106,424      3,079,645
           Exxon Mobil Corp.................    709,758     61,704,586
           Kerr-McGee Corp..................     12,409        830,627
           McDermott International, Inc.....    457,000      4,912,750
           NICOR, Inc.......................      5,000        215,938
           Occidental Petroleum Corp........     44,100      1,069,425
           PG&E Corp........................    203,500      4,070,000
           Phillips Petroleum Co............    231,300     13,155,188
           Royal Dutch Petroleum Co.........    572,500     34,672,031
           Sunoco, Inc......................     11,100        373,931
           Texaco, Inc.(d)..................    351,700     21,849,362
           Unocal Corp......................     11,800        456,513
           USX---Marathon Corp..............    223,900      6,213,225
           Western Gas Resources, Inc.......    262,800      8,853,075
                                                        --------------
                                                           190,220,007
                                                        --------------
         Oil & Gas Exploration & Production
           Devon Energy Corp................     17,600      1,073,072
                                                        --------------
         Oil & Gas Drilling -- 0.2%
           Nabors Industries, Inc.(a).......    131,900      7,801,885
                                                        --------------
         Oil & Gas Services -- 0.6%
           Apache Corp......................     92,300      6,466,769
           Baker Hughes, Inc................     91,440      3,800,475
           BJ Services Co.(d)...............     96,000      6,612,000
           Halliburton Co...................      2,900        105,125
           ONEOK, Inc.......................      5,000        240,625
           Schlumberger, Ltd................    115,900      9,264,756
           Tosco Corp.......................     12,200        414,037
                                                        --------------
                                                            26,903,787
                                                        --------------
         Pharmaceuticals -- 1.1%
           American Home Products Corp......    312,500     19,859,375
           Bristol-Myers Squibb Co..........    398,500     29,464,094
                                                        --------------
                                                            49,323,469
                                                        --------------
         Photography
           Eastman Kodak Co.................      7,100        279,563
           Polaroid Corp....................      3,700         21,506
                                                        --------------
                                                               301,069
                                                        --------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Precious Metals
         Barrick Gold Corp. ADR (Canada)......     46,000 $      753,480
                                                          --------------
       Railroads -- 0.1%
         Burlington Northern Sante Fe Corp....     56,500      1,599,657
         CSX Corp.............................     25,900        671,781
         Norfolk Southern Corp................     48,900        650,981
         Union Pacific Corp...................      4,200        213,150
                                                          --------------
                                                               3,135,569
                                                          --------------
       Restaurants
         Darden Restaurants, Inc..............     13,400        306,525
         McDonald's Corp......................     18,500        629,000
         Tricon Global Restaurants, Inc.(a)...     20,100        663,300
         Wendy's International, Inc...........     15,700        412,125
                                                          --------------
                                                               2,010,950
                                                          --------------
       Retail -- 2.7%
         Albertson's, Inc.....................     75,061      1,989,116
         American Eagle Outfitters, Inc.(a)...     93,600      3,954,600
         AutoZone, Inc.(a)....................     16,000        456,000
         Bed Bath & Beyond, Inc.(a)...........     82,200      1,839,225
         CDW Computer Centers, Inc.(a)........     50,900      1,418,837
         Charming Shoppes, Inc.(a)............    144,200        865,200
         Circuit City Stores, Inc.............      7,200         82,800
         Costco Wholesale Corp.(a)............    104,100      4,157,494
         CVS Corp.............................    127,100      7,618,056
         Dillard's, Inc.......................     75,900        896,569
         Federated Department Stores, Inc.(a)     111,900      3,916,500
         Home Depot, Inc......................    165,350      7,554,428
         J.C. Penney Co., Inc.................     33,800        367,575
         Kmart Corp.(a).......................    271,800      1,443,937
         Kohl's Corp.(a)......................     87,000      5,307,000
         Liz Claiborne, Inc...................      8,000        333,000
         Longs Drug Stores, Inc...............      4,300        103,738
         May Department Stores Co.............     12,050        394,638
         Nike, Inc............................     64,600      3,605,487
         Nordstrom, Inc.......................     17,400        316,463
         Radioshack Corp......................     50,900      2,179,156
         Reebok International, Ltd.(a)........      9,100        248,794
         Safeway, Inc.(a).....................    145,700      9,106,250
         Sears, Roebuck & Co..................    293,400     10,195,650
         SuperValu, Inc.......................     15,300        212,288
         Target Corp..........................    226,900      7,317,525
         The Limited, Inc.....................     58,680      1,001,228
         Tiffany & Co.........................      5,100        161,288
         TJX Companies, Inc...................     35,800        993,450
         Toys 'R' Us, Inc.(a).................    128,700      2,147,681
         Wal-Mart Stores, Inc.................    662,700     35,205,937
         Walgreen Co..........................    140,600      5,878,837
                                                          --------------
                                                             121,268,747
                                                          --------------
       Rubber
         Cooper Tire & Rubber Co..............      8,600         91,375
         Goodyear Tire & Rubber Co............     80,000      1,839,200
                                                          --------------
                                                               1,930,575
                                                          --------------
       Semiconductors -- 1.4%
         Intel Corp...........................    863,600     25,961,975
         KLA Instruments Corp.(a).............    267,000      8,994,563
         Linear Technology Corp...............     69,900      3,232,875

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

December 31, 2000


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Semiconductors (cont'd.)
         National Semiconductor Corp.(a)......     69,400 $    1,396,675
         TranSwitch Corp.(a)..................    197,600      7,731,100
         TriQuint Semiconductor, Inc.(a)(d)...    111,100      4,853,681
         Vitesse Semiconductor Corp.(a)(d)....    158,500      8,767,031
         Xilinx, Inc.(a)......................     18,400        848,700
                                                          --------------
                                                              61,786,600
                                                          --------------
       Telecommunications -- 4.0%
         ADTRAN, Inc.(a)......................     14,200        301,750
         Alltel Corp..........................     15,400        961,538
         AT&T Corp............................    897,890     15,544,721
         Avaya, Inc.(a).......................     28,210        290,916
         BellSouth Corp.......................    413,100     16,911,281
         CenturyTel, Inc......................     14,500        518,375
         JDS Uniphase Corp.(a)................    144,000      6,003,000
         Nortel Networks Corp.................    897,600     28,779,300
         Powerwave Technologies, Inc.(a)......     88,000      5,148,000
         Qwest Communications International,
          Inc.(a).............................    277,626     11,382,666
         SBC Communications, Inc..............    782,950     37,385,862
         Scientific-Atlanta, Inc..............     54,600      1,777,912
         Sprint Corp..........................    239,100      4,856,719
         Tellabs, Inc.(a).....................    285,800     16,147,700
         Verizon Communications...............    594,888     29,818,761
         WorldCom, Inc........................    273,800      3,850,312
                                                          --------------
                                                             179,678,813
                                                          --------------
       Textiles
         National Service Industries, Inc.....      4,900        125,869
         Russell Corp.........................      1,400         21,612
         Springs Industries, Inc..............      3,300        107,044
         VF Corp..............................     16,700        605,208
                                                          --------------
                                                                 859,733
                                                          --------------
       Tobacco -- 0.5%
         Philip Morris Companies, Inc.........    377,100     16,592,400
         R.J. Reynolds Tobacco Holdings, Inc..    127,233      6,202,609
                                                          --------------
                                                              22,795,009
                                                          --------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a).............     44,000      1,758,240
         Ryder System, Inc....................      4,700         78,137
         Tech Data Corp.(a)...................     33,100        895,252
         Yellow Corp.(a)......................     93,900      1,911,745
                                                          --------------
                                                               4,643,374
                                                          --------------
       Utilities - Electric -- 1.5%
         Ameren Corp..........................     15,500        717,844
         American Electric Power Co., Inc.....     40,980      1,905,570
         Calpine Corp.(a).....................    367,400     16,555,962
         CMS Energy Corp......................     16,200        513,338
         Consolidated Edison, Inc.(d).........     33,900      1,305,150
         Constellation Energy Group...........     18,800        847,175
         Dominion Resources, Inc..............     37,418      2,507,006
         DTE Energy Co.(d)....................     17,000        661,938
         Duke Energy Corp.....................     44,600      3,802,150
         Edison International.................     42,800        668,750
         Entergy Corp.........................    123,110      5,209,092
         Exelon Corp..........................    110,075      7,728,366
         FirstEnergy Corp.....................     29,000        915,312

                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                              ---------- --------------
       Utilities - Electric (cont'd.)
         FPL Group, Inc........................     44,000 $    3,157,000
         GPU, Inc..............................     13,400        493,288
         KeySpan Corp..........................     22,800        966,150
         NiSource, Inc.........................     26,500        814,875
         Progress Energy, Inc..................     30,005      1,475,871
         Public Service Enterprise Group, Inc..     27,100      1,317,737
         Southern Co...........................    254,800      8,472,100
         TXU Corp..............................     77,800      3,447,512
         Xcel Energy, Inc......................     43,150      1,254,047
                                                           --------------
                                                               64,736,233
                                                           --------------
       Waste Management
         Waste Management, Inc.................     70,535      1,957,346
                                                           --------------
       TOTAL COMMON STOCKS
        (cost $2,325,929,919).............................  2,454,737,475
                                                           --------------
       PREFERRED STOCKS -- 0.5%
       Financial Services -- 0.5%
         Central Hispano Eurocapital...........  1,000,000     25,000,000
                                                           --------------
       Utilities-Electric
         NiSource, Inc.(a).....................      3,000          8,250
                                                           --------------
       TOTAL PREFERRED STOCKS
        (cost $25,446,094)................................     25,008,250
                                                           --------------
       WARRANTS(a)
         Mexico Debenture (cost $0)............ 31,074,000              0
                                                           --------------
       CONTINGENT VALUE OBLIGATION
         Progress Energy, Inc.(a)
          (cost $4,459)........................      9,100          4,095
                                                           --------------

                                       Moody's   Principal
                                       Rating      Amount
      LONG-TERM                      (Unaudited)   (000)
      BONDS -- 32.7%                 ----------- ----------
      Aerospace -- 0.1%
        Northrop Grumman
         Corp.,
         7.875%, 03/01/26...........    Baa3     $    4,300      4,297,850
                                                            --------------
      Airlines -- 0.8%
        Continental Airlines, Inc.,.
         7.461%, 04/01/15...........     Aa3          8,195      8,492,066
        Delta Air Lines, Inc.,
         7.90%, 12/15/09............    Baa3          5,000      4,788,600
        United Airlines, Inc.,
         10.67%, 05/01/04...........    Baa3         19,500     20,561,970
                                                            --------------
                                                                33,842,636
                                                            --------------
      Automobiles & Trucks -- 0.2%
        Navistar International Corp.,
         7.00%, 02/01/03............    Baa3         11,500      9,775,000
                                                            --------------
      Banks and Savings & Loans -- 0.6%
        Chase Manhattan Corp.,
         6.50%, 01/15/09............     A1           1,100      1,074,194
        First Union National
         Bank,
         7.80%, 08/18/10(d).........     A1           5,000      5,158,100
        Key Bank NA,
         5.80%, 04/01/04(d).........     Aa3         12,000     11,705,616
        National Australia Bank,....
         6.40%, 12/10/07............     A1           8,700      8,526,000
                                                            --------------
                                                                26,463,910
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2000


                                     Moody's   Principal
                                     Rating      Amount       Value
        LONG-TERM                  (Unaudited)   (000)       (Note 2)
        BONDS (Continued)          ----------- ---------- --------------
        Cable & Pay Television Systems -- 0.2%
          CSC Holdings, Inc.,
           7.875%, 12/15/07.......     Ba1     $    3,025 $    3,010,692
           7.25%, 07/15/08........     Ba1          5,500      5,235,945
          Rogers Cablesystems,
           Inc., (Canada),
           10.00%, 03/15/05.......    Baa3          2,000      2,105,000
                                                          --------------
                                                              10,351,637
                                                          --------------
        Containers -- 0.1%
          Pactiv Corp.,
           7.95%, 12/15/25........    Baa3          7,050      5,224,121
                                                          --------------
        Diversified Operations -- 0.2%
          Corning, Inc.,
           6.85%, 03/01/29(d).....     A2           5,000      4,353,500
          Cox Enterprises, Inc.,
           6.625%, 06/14/02.......    Baa1          5,200      5,216,692
                                                          --------------
                                                               9,570,192
                                                          --------------
        Drugs & Medical Supplies -- 0.3%
          Columbia/HCA
           Healthcare Corp.,
           6.91%, 06/15/05........     Ba2          4,990      4,827,825
          Pharmacia Corp.,
           6.50%, 12/01/18........     A1           1,550      1,484,838
           6.75%, 12/15/27........     A1           3,715      3,597,643
          Tenet Healthcare Corp.,
           7.875%, 01/15/03.......     Ba1          3,805      3,824,025
                                                          --------------
                                                              13,734,331
                                                          --------------
        Financial Services -- 3.3%
          Bank One Corp.,
           7.625%, 08/01/05.......     Aa3          2,525      2,614,941
          Calair Capital Corp.,
           8.125%, 04/01/08.......     Ba2            970        881,488
          Capital One Bank
           Corp.,
           6.76%, 07/23/02........    Baa2          7,500      7,404,150
          Citibank Credit Card
           Master Trust I,
           6.10%, 05/15/08........     Aaa         11,000     11,055,000
          ERAC USA Finance
           Co.,
           6.95%, 03/01/04........    Baa1          7,500      7,436,850
          First Union Corp.,
           7.55%, 08/18/05........     A1           1,200      1,237,512
          Ford Motor Credit
           Corp.,
           6.70%, 07/16/04........     A2           3,450      3,448,033
           7.50%, 03/15/05........     A2           4,300      4,406,941
           7.60%, 08/01/05........     A2           1,500      1,542,720
          General Motors
           Acceptance Corp.,
           5.95%, 03/14/03........     A2          21,500     21,181,155
          Heller Financial, Inc.,
           6.00%, 03/19/04(d).....     A3           4,900      4,776,324
          HVB Funding Trust,
           9.00%, 10/22/31........     Aa3          1,400      1,379,000

                                     Moody's   Principal
                                     Rating      Amount       Value
       LONG-TERM                   (Unaudited)   (000)       (Note 2)
       BONDS (Continued)           ----------- ---------- --------------
       Financial Services (cont'd.)
         KBC Bank Funding
          Trust III,
          9.86%, 11/29/49.........     A1      $    5,000 $    5,285,000
         Lehman Brothers
          Holdings, Inc.,
          6.375%, 05/07/02........     A2           2,100      2,095,905
          6.625%, 04/01/04........     A2           7,000      6,956,740
         MBNA Master Credit
          Card Trust,
          5.90%, 08/15/11.........     Aaa         10,000      9,723,495
         MCN Investment Corp.,
          6.30%, 04/02/11.........    Baa3          8,250      8,220,217
         Osprey Trust,
          8.31%, 01/15/03.........    Baa2         20,000     20,420,000
         Qwest Capital Funding,
          Inc.,
          7.90%, 08/15/10.........    Baa1          5,100      5,303,337
         RBF Finance Co.,
          11.375%, 03/15/09.......     Ba3          5,330      6,156,150
         Sakura Capital Funding,
          (Cayman Islands),
          7.56%, 09/29/49.........     Ba1          5,000      4,797,395
         Salomon Smith Barney,
          Inc.,
          6.125%, 01/15/03........     Aa3          1,000        996,950
         Textron Financial Corp.,
          6.05%, 03/16/09.........     Aaa          1,418      1,417,714
         Verizon Global Funding
          Corp.,
          7.75%, 12/01/30(d)......     A1           3,250      3,315,358
         Washington Mutual,
          Inc.,
          7.50%, 08/15/06.........     A3           7,000      7,144,480
                                                          --------------
                                                             149,196,855
                                                          --------------
       Food & Beverage -- 0.1%
         Coca Cola Bottling Co.,
          6.375%, 05/01/09........    Baa2          3,500      3,236,135
                                                          --------------
       Forest Products -- 0.7%
         Fort James Corp.,
          6.234%, 03/15/11........    Baa3         11,000     10,946,100
         Scotia Pacific Co.,
          7.71%, 01/20/14.........        Baa2     29,500     20,060,000
                                                          --------------
                                                              31,006,100
                                                          --------------
       Gas Pipelines -- 0.1%
         Duke Energy Field
          Services,
          7.875%, 08/16/10........        Baa2      2,500      2,661,375
          8.125%, 08/16/30........        Baa2      2,000      2,122,220
                                                          --------------
                                                               4,783,595
                                                          --------------
       Housing Related -- 0.4%
         Hanson PLC,, ADR
          (United Kingdom),
          7.375%, 01/15/03........        Baa1     17,400     17,392,866
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

December 31, 2000


                                    Moody's    Principal
                                    Rating      Amount        Value
       LONG-TERM                  (Unaudited)    (000)       (Note 2)
       BONDS (Continued)          ----------- ----------- --------------
       Industrial -- 0.2%
         Allied Waste North
          America, Inc.,
          7.625%, 01/01/06.......         Ba3 $     2,840 $    2,698,000
         Cendant Corp.,
          7.75%, 12/01/03........        Baa1       2,000      1,970,240
         Compania Sud
          Americana De
          Vapores S.A.,
          (Chile),
          7.375%, 12/08/03.......          NA       3,650      3,620,614
                                                          --------------
                                                               8,288,854
                                                          --------------
       Insurance -- 0.1%
         Conseco, Inc.,
          8.50%, 10/15/02........          B1       1,300      1,124,500
          8.70%, 11/15/26........         Caa       4,100      1,537,500
                                                          --------------
                                                               2,662,000
                                                          --------------
       Leisure & Tourism -- 0.5%
         Harrahs Operating
          Co., Inc.,
          7.875%, 12/15/05.......         Ba2         600        594,000
         ITT Corp.,
          6.75%, 11/15/03........         Ba1      14,000     13,769,280
         Park Place
          Entertainment Corp.,
          7.875%, 12/15/05.......         Ba2       5,030      4,954,550
          9.375%, 02/15/07.......         Ba2       1,360      1,400,800
                                                          --------------
                                                              20,718,630
                                                          --------------
       Media -- 0.3%
         Paramount
          Communications,
          Inc.,
          7.50%, 01/15/02........          A3       9,100      9,149,868
         United News & Media
          PLC,
          7.25%, 07/01/04........        Baa2       3,180      3,130,233
                                                          --------------
                                                              12,280,101
                                                          --------------
       Oil & Gas -- 0.5%
         Amerada Hess Corp.,
          7.375%, 10/01/09.......        Baa1         900        935,829
          7.875%, 10/01/29.......        Baa1       2,500      2,621,075
         B.J. Services Co.,
          7.00%, 02/01/06(a).....        Baa2       4,000      3,967,160
         Coastal Corp.,
          7.50%, 08/15/06........        Baa2       6,000      6,254,640
         Eott Energy Partners,
          11.00%, 10/01/09.......     Ba2           3,935      4,072,725
         Phillips Petroleum Co.,
          8.50%, 05/25/05........    Baa2           4,750      5,138,787
                                                          --------------
                                                              22,990,216
                                                          --------------
       Oil & Gas Exploration & Production -- 0.3%
         Parker & Parsley
          Petroleum Co.,
          8.875%, 04/15/05.......     Ba2           3,100      3,208,500
         Petroleos Mexicanos,
          9.50%, 09/15/27........    Baa3           9,850     10,170,125
                                                          --------------
                                                              13,378,625
                                                          --------------

                                   Moody's    Principal
                                   Rating      Amount        Value
        LONG-TERM                (Unaudited)    (000)       (Note 2)
        BONDS (Continued)        ----------- ----------- --------------
        Oil & Gas Services -- 0.8%
          KN Energy, Inc.,
           6.30%, 03/01/21......    Baa2     $    30,000 $   29,987,700
          Seagull Energy Corp.,
           7.875%, 08/01/03.....     Ba1           3,750      3,808,725
                                                         --------------
                                                             33,796,425
                                                         --------------
        Paper -- 0.4%
          Abitibi-Consolidated,
           Inc.,
           8.30%, 08/01/05......    Baa3           1,000      1,010,000
           8.85%, 08/01/30......    Baa3           1,665      1,587,744
          International Paper
           Co.,
           8.00%, 07/08/03......    Baa1          17,000     17,411,400
                                                         --------------
                                                             20,009,144
                                                         --------------
        Printing -- 0.1%
          World Color Press,
           Inc.,
           8.375%, 11/15/08.....    Baa3           1,500      1,455,000
           7.75%, 02/15/09......    Baa3           4,960      4,550,800
                                                         --------------
                                                              6,005,800
                                                         --------------
        Railroads -- 0.1%
          Union Pacific Corp.,
           7.95%, 04/15/29......    Baa1           2,700      2,883,897
                                                         --------------
        Real Estate Investment Trust -- 1.1%
          Duke Realty L.P.,
           7.30%, 06/30/03......    Baa1           4,350      4,370,880
          EOP Operating L.P.,
           6.375%, 01/15/02.....    Baa1           5,000      5,006,000
           6.50%, 06/15/04......    Baa1           6,000      5,914,020
           6.625%, 02/15/05.....    Baa1           5,000      4,924,050
          ERP Operating L.P.,
           7.10%, 06/23/04......     A3            2,375      2,386,756
           6.63%, 04/13/15......     A3            9,200      9,073,408
          Felcor Suites L.P.,
           7.375%, 10/01/04.....     Ba2          13,900     13,031,250
          Simon Debartolo Group, Inc.,
           6.75%, 06/15/05......    Baa1           5,000      4,862,650
                                                         --------------
                                                             49,569,014
                                                         --------------
        Retail -- 0.1%
          Kroger Co.,
           7.25%, 06/01/09......    Baa3           6,000      6,030,000
                                                         --------------
        Telecommunications -- 3.5%
          360 Communication
           Co.,
           7.125%, 03/01/03.....     A2           17,001     17,147,888
           7.60%, 04/01/09......     A2            8,885      9,039,777
          Airtouch
           Communications,
           Inc.,
           7.00%, 10/01/03......     A2           12,050     12,142,785
          British Telecommunications
           PLC,
           8.125%, 12/15/10(d)       A2            3,000      3,032,880
           8.625%, 12/15/30(d)       A2            2,000      1,991,900

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

December 31, 2000


                                     Moody's    Principal
                                     Rating      Amount        Value
       LONG-TERM                   (Unaudited)    (000)       (Note 2)
       BONDS (Continued)           ----------- ----------- --------------
       Telecommunications (cont'd.)
         Clear Channel
          Communications,
          7.875%, 06/15/05........    Baa3     $     1,600 $    1,653,472
         Deutsche Telekom
          International,
          8.00%, 06/15/10(d)......     A2            5,000      5,078,300
          8.25%, 06/15/30(d)......     A2            4,475      4,396,061
         Electric Lightwave,
          Inc.,
          6.05%, 05/15/04.........     A2            5,300      4,858,298
         Frontier Corp.,
          7.25%, 05/15/04.........     Ba2             565        539,914
         Koninklijke (Royal) KPN NV,
          7.50%, 10/01/05.........     A3            2,800      2,706,144
          8.00%, 10/01/10.........     A3            1,530      1,466,092
          8.375%, 10/01/30(d)          A3            2,150      1,942,073
         LCI International, Inc.,
          7.25%, 06/15/07.........    Baa1          18,030     18,016,478
         Qwest
          Communications
          International, Inc.,
          7.50%, 11/01/08.........    Baa1          10,500     10,500,000
         Tele-Communications, Inc.,
          6.34%, 02/01/12.........     A3            8,500      8,424,435
         Telecom De Puerto
          Rico,
          6.15%, 05/15/02.........    Baa1          10,500     10,342,500
          6.65%, 05/15/06.........    Baa2          10,700     10,138,036
          6.80%, 05/15/09.........     NA            9,000      8,685,000
         Telefonica Europe BV,
          7.75%, 09/15/10.........     A2            7,800      7,898,280
         WorldCom, Inc.,
          7.875%, 05/15/03........     A3            4,000      4,048,112
          6.40%, 08/15/05.........     A3            5,000      4,813,700
          8.00%, 05/15/06.........     A3            5,000      5,087,190
          8.25%, 05/15/10.........     A3            1,600      1,656,240
                                                           --------------
                                                              155,605,555
                                                           --------------
       U.S. Government Agency Obligations -- 15.8%
         Federal National
          Mortgage Assn.,
          6.50%, 01/01/16 -
           01/01/31...............     Aaa         157,000    155,048,250
          7.00%, 01/01/16 -
           01/01/31...............     Aaa         152,000    152,237,120
          7.50%, 01/01/16 -
           01/01/31...............     Aaa          99,000    101,103,750
         Government National
          Mortgage Assn.,
          6.50%, 01/01/31.........     Aaa          56,000     55,358,072
          7.50%, 01/01/31.........     Aaa          66,000     67,087,482
         United States Treasury Bonds,
          9.25%, 02/15/16(d)......     Aaa          10,750     14,845,105
          8.75%, 05/15/17(d)......     Aaa          21,643     29,069,146
          7.625%, 11/15/22(d)          Aaa          60,400     75,736,164
          7.125%, 02/15/23(d)          Aaa          41,100     48,973,116
          7.50%, 11/15/24(b)           Aaa           1,400      1,748,026
         United States Treasury Strips,
          0.00%, 02/15/19.........     NA           10,500      3,792,390
                                                           --------------
                                                              704,998,621
                                                           --------------

                                     Moody's    Principal
                                     Rating      Amount        Value
       LONG-TERM                   (Unaudited)    (000)       (Note 2)
       BONDS (Continued)           ----------- ----------- --------------
       Utilities -- 1.7%
         Arizona Public Service
          Co.,
          7.625%, 08/01/05........    Baa2     $     5,000 $    5,172,700
         Calenergy Co., Inc.,
          6.96%, 09/15/03.........    Baa3          15,000     15,136,050
         Calpine Corp.,
          10.50%, 05/15/06........     Ba1           8,330      8,510,978
         CMS Energy Corp.,
          8.375%, 07/01/03........     Ba3           5,000      4,918,500
          8.00%, 07/01/11.........     Ba3           7,200      7,146,000
         Cogentrix, Inc.,
          8.10%, 03/15/04.........    Baa3           5,775      5,734,690
         Entergy Louisiana, Inc.,
          8.50%, 06/01/03.........    Baa2           5,000      5,208,585
         Hydro-Quebec,
          8.00%, 02/01/13.........     A2            1,500      1,698,105
          7.50%, 04/01/16.........     A2              800        870,072
         Pinnacle One Partners L.P.,
          8.83%, 08/15/04.........     Ba1          10,000     10,302,400
         PSEG Energy Holdings, Inc.,
          10.00%, 10/01/09........     Ba1           5,370      5,531,100
         Utilicorp United, Inc.,
          7.00%, 07/15/04.........    Baa3           5,000      4,940,800
          7.625%, 11/15/09........    Baa3             650        656,624
                                                           --------------
                                                               75,826,604
                                                           --------------
       Foreign Government Bonds -- 0.1%
         Comunidad Autonoma
          De Andalucia,
          7.25%, 10/01/29.........     Aa3             840        848,820
         Quebec Province (Canada),
          5.75%, 02/15/09(d)           A2            1,000        962,780
         Saskatchewan
          Province (Canada),
          9.125%, 02/15/21........     A2            2,300      2,819,616
                                                           --------------
                                                                4,631,216
                                                           --------------
       TOTAL LONG-TERM BONDS
        (cost $1,459,469,401).............................  1,458,549,930
                                                           --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $3,810,849,873).............................  3,938,299,750
                                                           --------------
       SHORT-TERM INVESTMENTS -- 29.3%
       Commercial Paper -- 11.0%
         Alcatel NV,
          6.60%, 01/22/01.........     P1           38,735     38,585,870
         Barton Capital Corp.,
          6.67%, 01/18/01.........     P1            9,756      9,725,271
         BBL North America,
          6.60%, 01/10/01.........     P1           14,000     13,976,900
         BCI Funding Corp.,
          6.57%, 01/16/01.........     P1           10,600     10,570,983
         Bombardier Capital, Inc.,
          7.65%, 01/31/01(c)           P2           34,435     34,222,795
          7.51%, 02/14/01(c)           P2           10,000      9,910,297
         Carolina Power & Light Co.,
          7.50%, 02/02/01(c)           P2           20,660     20,526,571

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

December 31, 2000


                                     Moody's   Principal
       SHORT-TERM                    Rating      Amount       Value
       INVESTMENTS                 (Unaudited)   (000)       (Note 2)
       (Continued)                 ----------- ---------- --------------
       Commercial Paper (Cont'd)
         Citicorp,
          6.60%, 01/18/01.........     P1      $   45,000 $   44,859,750
         Cox Enterprises Inc.,
          7.80%, 01/26/01(c)......     P2           9,000      8,953,200
         CXC, Inc.,
          6.51%, 02/07/01.........     P1           6,000      5,959,855
         Eastman Kodak Co.,
          6.55%, 01/22/01.........     P1          11,000     10,957,971
         El Paso Natural Gas Co.,
          7.40%, 01/30/01(c)......     P2          42,500     42,255,389
         France Telecom SA,
          6.70%, 01/04/01.........     P1           1,085      1,084,394
         General Electric Capital Corp.,
          6.57%, 01/11/01.........     P1           2,405      2,400,611
         General Motors
          Acceptance Corp.,
          6.53%, 01/24/01.........     P1           1,746      1,738,716
         Heller Financial, Inc.,
          7.40%, 01/31/01(c)......     P2           9,000      8,946,350
         Invensys PLC,
          7.50%, 02/09/01(c)......     P2          37,580     37,282,492
         PHH Corp.,
          7.80%, 01/31/01(c)......     P2           7,419      7,372,384
         Phillips Petroleum Co.,
          7.40%, 01/31/01(c)......     P2          14,823     14,734,638
         PSE&G Fuel Corp.,
          7.09%, 01/31/01(c)......     P2          10,000     10,000,000
         Reed Elsevier,
          7.20%, 01/29/01(c)......     P1          10,000      9,946,000
          7.30%, 02/08/01(c)......     P1          10,000      9,924,972
          7.30%, 02/09/01(c)......     P1          50,000     49,614,722
         Sprint Capital Corp.,
          7.48%, 02/05/01(c)......     P2           8,370      8,310,870
          7.50%, 02/09/01(c)......     P2           8,000      7,936,667
          7.60%, 02/12/01(c)......     P2          10,390     10,300,069
         Swedbank, Inc.,
          6.58%, 01/12/01.........     P1           3,150      3,143,667
         Sweetwater Capital,
          6.72%, 01/10/01.........     P1           9,766      9,749,593
          6.70%, 01/17/01.........     P1           1,813      1,807,601
         Thunder Bay Funding, Inc.,
          6.66%, 01/09/01.........     P1           3,800      3,794,376
         Ventures Business Trust,
          6.56%, 01/23/01.........     P1           3,000      2,987,973
         Verizon Network Fund,
          6.56%, 01/17/01.........     P1          38,500     38,387,751
                                                          --------------
                                                             489,968,698
                                                          --------------

                                   Moody's    Principal
       SHORT-TERM                  Rating       Amount         Value
       INVESTMENTS               (Unaudited)    (000)        (Note 2)
       (Continued)               ----------- ------------ --------------
        Other Corporate Obligations -- 2.5%
         Comdisco, Inc.,
          6.375%, 11/30/01(d)...    Baa2     $      2,700 $    2,484,000
          Cox Communications, Inc.,
          6.94%, 10/01/01.......    Baa2            4,000      4,023,240
         Donaldson, Lufkin &
          Jenrette,
          5.74%, 05/01/01.......     A3            10,000      9,976,900
         Kroger Co.,
          6.34%, 06/01/01.......        Baa3       10,450     10,450,000
          Lockheed Martin Corp.,
          6.85%, 05/15/01.......        Baa3          400        400,700
         Mallinckrodt, Inc.,
          6.30%, 03/15/11.......        Baa2        8,000      7,900,000
         Raytheon Co.,
          5.95%, 03/15/01.......        Baa2       12,000     11,970,120
          Republic of Argentina,
          0.01%, 10/15/01.......          B1        7,625      6,862,500
         TRW, Inc.,
          6.45%, 06/15/01.......        Baa1       32,800     33,128,000
          United Mexican States,
          7.5325%, 04/19/01(f)..        Baa3        3,550      3,523,375
          7.515%, 05/07/01(f)...        Baa3        6,900      6,848,250
          Waste Management, Inc.,
          6.125%, 07/15/01......         Ba1       15,695     15,588,274
                                                          --------------
                                                             113,155,359
                                                          --------------
        U.S. Government Agency Obligations -- 0.4%
          United States Treasury Bills,
          5.51%, 03/15/01(b)             Aaa       14,000     13,820,007
          5.875%, 03/15/01......         Aaa        1,300      1,284,513
          5.915%, 03/15/01......         Aaa        1,150      1,136,206
                                                          --------------
                                                              16,240,726
                                                          --------------
                                                Shares
                                             ------------
        Mutual Funds -- 15.4%
          Prudential Core Investment
           Fund -- Taxable Money
           Market Series (Note 4)(c)          685,743,893    685,743,893
                                                          --------------

        TOTAL SHORT-TERM INVESTMENTS
         (cost $1,304,226,286)...........................  1,305,108,676
                                                          --------------
        TOTAL INVESTMENTS -- 117.5%
         (cost $5,115,076,159; Note 6)...................  5,243,408,426
                                                          --------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(e) -- (0.1%)..........................     (3,733,586)
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (17.4)%...............................   (775,894,226)
                                                          --------------
        TOTAL NET ASSETS -- 100.0%....................... $4,463,780,614
                                                          ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

December 31, 2000



The following abbreviations are used in portfolio descriptions:

AG   Aktiengesellschaft (German Stock Company)
ADR  American Depository Receipt
L.P. Limited Partnership
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $329,203,125; cash collateral of $339,366,648 was received with which the portfolio purchased securities.

(e) Open futures contracts as of December 31, 2000 are as follows:

(f) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2000.

   Number of                               Expiration   Value at       Value at      Appreciation/
   Contracts                Type              Date     Trade Date  December 31, 2000 Depreciation
 Long Positions:
      110         S&P MidCap 400 Index       Mar 01   $ 28,719,000      $ 28,745,750  $    26,750
      119         S&P MidCap 400 Index       Mar 01     31,708,000        31,097,675     (610,325)
       6          S&P 500 Index              Mar 01      2,065,627         2,002,500      (63,127)
      595         S&P 500 Index              Mar 01    204,458,233       198,581,250   (5,876,983)
      452         U.S. 5 Yr Treasury Notes   Mar 01     46,715,282        46,810,250       94,968
      704         U.S. 5 Yr Treasury Bonds   Mar 01     73,653,625        73,656,000        2,375
                                                                                     ------------
                                                                                      $(6,426,342)
                                                                                     ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                               GLOBAL PORTFOLIO

December 31, 2000


       LONG-TERM INVESTMENTS -- 84.7%
                                                               Value
                                                 Shares      (Note 2)
       COMMON STOCKS                           ---------- ---------------
       Australia -- 2.9%
         BHP, Ltd.............................  1,643,800 $    17,363,836
         Commonwealth Bank of Australia.......    994,800      17,131,701
                                                          ---------------
                                                               34,495,537
                                                          ---------------
       Canada -- 1.2%
         Nortel Networks Corp.................    432,400      13,863,825
                                                          ---------------
       Finland -- 2.7%
         Nokia Oy.............................    702,200      31,343,236
                                                          ---------------
       France -- 5.4%
         Essilor International SA.............      2,813         918,573
         Legrand SA...........................     35,545       7,181,355
         Publicis SA(a).......................    154,890       5,238,351
         Societe Television Francaise 1(a)....     26,600       1,437,272
         Thomson Multimedia(a)(b).............    162,859       7,627,447
         TotalFinaElf SA......................    208,093      30,974,339
         Vivendi Universal SA(a)(b)...........    154,900      10,203,727
                                                          ---------------
                                                               63,581,064
                                                          ---------------
       Republic of Germany -- 2.0%
         Deutsche Post AG(a)..................    445,500       9,590,963
         Siemens AG...........................    107,200      14,022,434
                                                          ---------------
                                                               23,613,397
                                                          ---------------
       Hong Kong -- 2.8%
         China Everbright, Ltd................  1,753,600       1,809,875
         China Merchants Holdings
          International Co., Ltd.............. 11,872,400       8,600,210
         China Mobile, Ltd.(a)................  2,946,800      16,094,680
         Guangzhou Investment Co., Ltd.(a).... 86,204,808       6,410,348
                                                          ---------------
                                                               32,915,113
                                                          ---------------
       Italy -- 3.3%
         Banca Intesa SpA(b)..................  3,525,400      16,961,637
         Banca Popolare di Verona.............    264,530       3,069,950
         Bulgari SpA..........................    131,600       1,620,006
         Riunione Adriatica di Sicurta SpA(b).    694,900      10,846,293
         Tod's SpA(a).........................    139,600       6,060,616
                                                          ---------------
                                                               38,558,502
                                                          ---------------
       Japan -- 4.5%
         NTT DoCoMo, Inc......................        781      13,423,224
         ORIX Corp............................    114,100      11,408,009
         SHIMAMURA Co., Ltd...................    123,600       6,761,228
         Sony Corp............................    316,700      21,828,040
                                                          ---------------
                                                               53,420,501
                                                          ---------------
       Mexico -- 2.7%
         Grupo Televisa SA (GDR)(a)...........    318,500      14,312,594
         Telefonos de Mexico, SA
          (Class "L" Shares) (ADR)............    383,100      17,287,387
                                                          ---------------
                                                               31,599,981
                                                          ---------------
       Netherlands -- 4.6%
         Gucci Group NV.......................    131,400      11,421,588
         ING Groep NV.........................    354,500      28,342,171
         VNU NV...............................    301,163      14,815,206
                                                          ---------------
                                                               54,578,965
                                                          ---------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ---------- --------------
        Singapore -- 0.3%
          Singapore Airlines, Ltd............    404,811 $    4,015,426
                                                         --------------
        Spain -- 3.6%
          Banco Santander Central Hispano SA.  2,028,300     21,728,334
          Telefonica SA(a)...................  1,285,108     21,254,050
                                                         --------------
                                                             42,982,384
                                                         --------------
        Sweden -- 2.2%
          Skanska AB (Class "B" Shares)......    639,800     26,424,018
                                                         --------------
        United Kingdom -- 5.3%
          BAA PLC............................    731,700      6,753,468
          GKN PLC............................  1,169,760     12,351,551
          Vodafone Group PLC................. 11,846,954     43,437,369
                                                         --------------
                                                             62,542,388
                                                         --------------
        United States -- 41.2%
          American Home Products Corp........    412,900     26,239,795
          Cablevision Systems Corp. (Special
           Class "A" Shares)(a)(b)...........    142,400     12,095,100
          Chase Manhattan Corp...............    419,700     19,070,119
          Cisco Systems, Inc.(a).............    414,600     15,858,450
          Citigroup, Inc.....................    955,600     48,795,325
          Comcast Corp.
           (Special Class "A" Shares)(a).....    340,400     14,211,700
          Corvis Corp.(a)....................     50,800      1,209,675
          Dell Computer Corp.(a).............    405,800      7,076,138
          Electronic Arts, Inc.(a)...........    699,700     29,824,712
          Home Depot, Inc....................    178,000      8,132,375
          Micron Technology, Inc.(a)(b)......    669,800     23,777,900
          Microsoft Corp.(a).................    109,700      4,758,238
          Omnicom Group, Inc.................    368,600     30,547,725
          Oracle Systems Corp.(a)............    559,600     16,263,375
          Pfizer, Inc........................    215,800      9,926,800
          Pharmacia Corp.....................    418,600     25,534,600
          PMC-Sierra, Inc(a).................     96,900      7,618,763
          Schering-Plough Corp...............     76,500      4,341,375
          SCI Systems, Inc.(a)...............    526,600     13,889,075
          Solectron Corp.(a).................    850,500     28,831,950
          Target Corp........................    873,500     28,170,375
          Texas Instruments, Inc.............    335,600     15,899,050
          Time Warner, Inc...................    677,000     35,366,480
          USA Networks, Inc.(a)..............  1,553,100     30,188,381
          Viacom, Inc. (Class "B" Shares)(a).    392,300     18,340,025
          Wal-Mart Stores, Inc...............    207,500     11,023,437
                                                         --------------
                                                            486,990,938
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $935,105,757)............................  1,000,925,275
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

December 31, 2000




                                     Moody's   Principal
                                     Ratings    Amount        Value
SHORT-TERM                         (Unaudited)   (000)      (Note 2)
INVESTMENTS -- 15.4%               ----------- --------- --------------
COMMERCIAL PAPER -- 5.0%
  Bombardier Capital, Inc.(c),
   7.65%, 01/31/01................     P1        $ 8,948 $    8,890,956
  Cox Enterprises, Inc.(c),
   7.80%, 01/26/01................     P2          1,500      1,491,875
  Deutsche Bank AG(c),
   6.50%, 01/02/01................     P1         17,908     17,908,000
  Infinity Broadcasting Corp.(c),
   7.85%, 01/22/01................     P2          5,000      4,977,104
  Invensys PLC(c),
   7.50%, 02/09/01................     P2          8,900      8,827,688
  PSE&G Fuel Corp.(c),
   7.09%, 01/03/01................     P1          8,948      8,948,000
  WorldCom, Inc.(c),
   7.35%, 01/31/01................     P2          7,527      7,480,897
                                                         --------------
                                                             58,524,520
                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.3%
  United States Treasury Bill,
   5.37%, 03/22/01................     Aaa        64,000     63,131,253
                                                         --------------
REPURCHASE AGREEMENT -- 5.1%
  Joint Repurchase Agreement
   Account,
  5.96%, 01/02/01; (Note 5).......                60,658     60,658,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $182,313,773)....................................    182,313,773
                                                         --------------
TOTAL INVESTMENTS -- 100.1%
 (cost $1,117,419,530; Note 6)..........................  1,183,239,048
                                                         --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT
 PAYABLE TO COUNTERPARTIES(d)...........................         (4,299)
OTHER LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.1)%......................................      (1,101,547)
                                                         --------------
TOTAL NET ASSETS -- 100.0%.............................. $1,182,133,202
                                                         ==============

The following abbreviations are used in portfolio descriptions:

              AB  Aktiebolag (Swedish Stock Company)
              ADR American Depository Receipt
              AG  Aktiengesellschaft (German Stock Company)
              GDR Global Depository Receipt
              NV  Naamloze Vennootschap (Dutch Corporation)
              PLC Public Limited Company (British Corporation)
              SA  Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)
              SpA Societa per Azioni (Italian Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $58,323,431; cash collateral of $58,235,071 was received with which the portfolio purchased securities.

(c) Represents secutiy purchased with cash collateral received for securities on loan.

(d) Outstanding forward currency contracts as of December 31, 2000 was as follows.

Foreign Currency         Value at      Current   Appreciation/
Contracts             Settlement Date   Value    Depreciation
--------------------  --------------- ---------- ------------
Purchased:
  Australian Dollar,
   expiring 1/2/01         $  228,932 $  228,792     $   (140)
  Eurodollars
   expiring 1/2/01             15,562     15,740          178
   expiring 1/3/01          1,347,881  1,363,395       15,514
  Pounds Sterling
   expiring 1/2/01            119,098    119,311          213
  Swedish Krona
   expiring 1/2/01            180,071    182,005        1,934
                      --------------- ---------- ------------
                            1,891,544  1,909,243       17,699
                      --------------- ---------- ------------
Sold:
  Eurodollars,
   expiring 1/2/01            180,071    181,534       (1,463)
   expiring 1/2/01            119,098    119,328         (230)
  Swedish Krona
   expiring 1/2/01             15,562     15,781         (219)
  Singapore Dollars
   expiring 1/2/01            170,015    170,227         (212)
   expiring 1/3/01          1,347,881  1,367,755      (19,874
                      --------------- ---------- ------------
                            1,832,627  1,854,625      (21,998)
                      --------------- ---------- ------------
                                                     $ (4,299)
                                                 ============

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 were as follows:

Telecommunications...................  15.7%
Electronics..........................  10.1%
Media................................   9.7%
Retail...............................   6.4%
Computer Software & Services.........   6.2%
Financial Services...................   6.2%
Pharmaceuticals......................   5.6%
U.S. Government Securities...........   5.3%
Repurchase Agreement.................   5.1%
Commercial Paper.....................   5.0%
Commercial Banking...................   4.9%
Advertising..........................   3.0%
Diversified Operations...............   2.9%
Oil & Gas Services...................   2.6%
Insurance............................   2.4%
Construction.........................   2.2%
Banks................................   1.6%
Diversified Manufacturing............   1.2%
Automobiles & Manufacturing..........   1.0%
Airlines.............................   0.9%
Transportation.......................   0.8%
Manufacturing........................   0.7%
Electrical Equipment.................   0.6%
                                      -----
                                      100.1%
Other liabilities in excess of assets  (0.1)%
                                      -----
                                        100%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                          GOVERNMENT INCOME PORTFOLIO

December 31, 2000


                                                                                                          Principal
                                                                             Interest      Maturity        Amount
                                                                               Rate          Date           (000)
LONG-TERM INVESTMENTS -- 95.2%                                               -------- ------------------- ---------
Asset Backed Securities - 3.1%
  Bear Stearns Commercial Mortgage..........................................    7.64%      02/15/32         $ 2,905
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2...........    6.94%      04/15/10           2,992
  Mortgage Capital Funding, Inc.............................................   6.325%      10/18/07           2,812



Collateralized Mortgage Obligations - 4.5%
  Federal Home Loan Mortgage Corp...........................................    6.00%      12/15/08           5,001
  Federal National Mortgage Association.....................................    6.00%      06/25/08           3,156
  Federal National Mortgage Association.....................................    6.25%      11/25/21           5,000



Mortgage Pass-Throughs -- 33.7%
  Federal National Mortgage Association, TBA................................    7.50%      01/01/31          18,000
  Federal National Mortgage Association.....................................    6.50% 02/01/14 - 01/01/16     8,461
  Federal National Mortgage Association.....................................    7.00%      01/01/16          13,000
  Federal National Mortgage Association.....................................    7.50% 02/01/02 - 10/01/12     8,995
  Federal National Mortgage Association.....................................    8.00% 03/01/22 - 05/01/26       593
  Federal National Mortgage Association.....................................    9.00% 02/01/25 - 04/01/25     2,771
  Government National Mortgage Association..................................    7.00% 03/15/23 - 05/15/24    19,615
  Government National Mortgage Association..................................    7.50% 12/15/25 - 02/15/26     9,750
  Government National Mortgage Association..................................    8.00% 05/15/22 - 12/15/24     9,472
  Government National Mortgage Association..................................    8.50% 9/15/24 - 04/15/25      6,364



Municipal Bonds - 1.7%
  New Jersey Economic Development Authority.................................   7.425%      02/15/29           4,724

U.S. Government & Agency Obligations - 52.2%
  Federal Farm Credit Bank..................................................    5.90%      01/10/05           5,000
  Federal Home Loan Bank....................................................    5.75%      10/15/07          15,000
  Federal Home Loan Mortgage Corp...........................................    7.36%      06/05/07          15,000
  Federal National Mortgage Association.....................................     Zero      02/15/06          15,364
  Federal National Mortgage Association(a)..................................   6.625% 11/15/10 - 11/15/30     5,400
  Small Business Administration Participation Certificates..................    6.00%      09/01/18           7,209
  Small Business Administration Participation Certificates..................    6.85%      07/01/17           4,172
  Small Business Administration Participation Certificates..................    7.15%      01/01/17          15,205
  Small Business Administration Participation Certificates..................    7.20%      10/01/16          16,517
  United States Treasury Bonds..............................................     Zero      05/15/17          13,100
  United States Treasury Bonds(a)(b)........................................   8.125%      08/15/19          33,305
  United States Treasury Notes(a)...........................................    5.75%      10/31/02           7,200



TOTAL LONG-TERM INVESTMENTS
 (cost $272,865,261)...............................................................................................

SHORT-TERM INVESTMENTS - 24.1%
Asset Backed Securities - 1.2%
  Westpac Securitization Trust, Ser. 1998-1G (Australia)(c)(e)..............    6.91%      01/19/01           3,377

Mutual Funds - 22.9%
  Prudential Core Investment Fund - Taxable Money Market Series(d) (Note 4).                                 66,719

TOTAL SHORT-TERM INVESTMENTS
 (cost $70,095,575)................................................................................................

TOTAL INVESTMENTS - 119.3%
 (cost $342,960,836)...............................................................................................
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)......................................................................
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.3)%....................................................................

TOTAL NET ASSETS - 100.0%..........................................................................................


                                                                                 Value
                                                                                (Note 2)
LONG-TERM INVESTMENTS -- 95.2%                                               -------------
Asset Backed Securities - 3.1%
  Bear Stearns Commercial Mortgage.......................................... $   3,065,815
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2...........     3,082,232
  Mortgage Capital Funding, Inc.............................................     2,824,754
                                                                             -------------
                                                                                 8,972,801
                                                                             -------------
Collateralized Mortgage Obligations - 4.5%
  Federal Home Loan Mortgage Corp...........................................     4,968,244
  Federal National Mortgage Association.....................................     3,097,387
  Federal National Mortgage Association.....................................     4,995,300
                                                                             -------------
                                                                                13,060,931
                                                                             -------------
Mortgage Pass-Throughs -- 33.7%
  Federal National Mortgage Association, TBA................................    18,028,080
  Federal National Mortgage Association.....................................     8,452,998
  Federal National Mortgage Association.....................................    13,138,190
  Federal National Mortgage Association.....................................     9,180,399
  Federal National Mortgage Association.....................................       609,655
  Federal National Mortgage Association.....................................     2,866,955
  Government National Mortgage Association..................................    19,759,856
  Government National Mortgage Association..................................     9,932,428
  Government National Mortgage Association..................................     9,749,558
  Government National Mortgage Association..................................     6,572,916
                                                                             -------------
                                                                                98,291,035
                                                                             -------------
Municipal Bonds - 1.7%
  New Jersey Economic Development Authority.................................     4,894,064
                                                                             -------------
U.S. Government & Agency Obligations - 52.2%
  Federal Farm Credit Bank..................................................     5,023,450
  Federal Home Loan Bank....................................................    15,387,150
  Federal Home Loan Mortgage Corp...........................................    15,196,800
  Federal National Mortgage Association.....................................    11,688,624
  Federal National Mortgage Association(a)..................................     5,687,238
  Small Business Administration Participation Certificates..................     6,940,038
  Small Business Administration Participation Certificates..................     4,232,538
  Small Business Administration Participation Certificates..................    15,561,917
  Small Business Administration Participation Certificates..................    17,096,990
  United States Treasury Bonds..............................................     5,262,925
  United States Treasury Bonds(a)(b)........................................    43,052,042
  United States Treasury Notes(a)...........................................     7,264,152
                                                                             -------------
                                                                               152,393,864
                                                                             -------------
TOTAL LONG-TERM INVESTMENTS
 (cost $272,865,261)........................................................   277,612,695
                                                                             -------------
SHORT-TERM INVESTMENTS - 24.1%
Asset Backed Securities - 1.2%
  Westpac Securitization Trust, Ser. 1998-1G (Australia)(c)(e)..............     3,370,626
                                                                             -------------
Mutual Funds - 22.9%
  Prudential Core Investment Fund - Taxable Money Market Series(d) (Note 4).    66,718,872
                                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $70,095,575).........................................................    70,089,498
                                                                             -------------
TOTAL INVESTMENTS - 119.3%
 (cost $342,960,836)........................................................   347,702,193
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)...............................       (21,500)
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.3)%.............................   (56,210,658)
                                                                             -------------
TOTAL NET ASSETS - 100.0%................................................... $ 291,470,035
                                                                             =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

December 31, 2000



Legend to portfolio of investments for Government Income Portfolio

  STRIPS Separate Trading of Registered Interest and Principal of Securities
  TBA    To Be Announced

(a) Portion of securities on loan with an aggregate market value of $43,620,574; cash collateral of $44,723,000 was received with which the portfolio purchased securities.

(b)    Security segregated as collateral for futures contracts.

(c)    US$ Denominated Foreign Bonds.

(d) Partial amount represents security purchased with cash collateral received for securities on loan.

(e) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2000.

(f)    Open futures contracts as of December 31, 2000 were as follows:

   Number of                        Expiration  Value at       Value at
   Contracts           Type            Date    Trade Date  December 31, 2000 Appreciation
Long Positions:
      118       U.S. Treasury Notes   Mar 01   $12,021,484       $12,373,406     $351,922
      95        U.S. Treasury Bonds     Mar 01   9,736,539         9,939,375      202,836
                                                                             ------------
                                                                                 $554,758
                                                                                 ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                           HIGH YIELD BOND PORTFOLIO

December 31, 2000



                                                                                  Moody's                     Principal
                                                                                  Rating    Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 89.5%                                                  (Unaudited)   Rate     Date     (000)
CORPORATE BONDS -- 82.7%                                                        ----------- -------- -------- ---------
Aerospace -- 1.2%
  American Commercial Lines LLC, Sr. Notes.....................................     B1        10.25% 06/30/08 $   2,800
  BE Aerospace, Inc., Sr. Sub. Notes, AB(d)....................................     B2         9.50% 11/01/08     1,000
  Compass Aerospace Corp., Sr. Sub. Notes(b)...................................    Caa3      10.125% 04/15/05       750
  Continental Airlines, Inc., Sr. Notes........................................     Ba2        8.00% 12/15/05     1,850
  Delta Air Lines, Inc., Sr. Notes.............................................    Baa3        8.30% 12/15/29     1,700
  Sequa Corp...................................................................     Ba2        9.00% 08/01/09       500
  Stellex Industries, Inc., Sr. Sub. Notes(b)
   (cost $3,593,591; purchased 10/23/97)(f)....................................     B3         9.50% 11/01/07     4,000
  United Air Lines, Inc., Sr. Notes............................................    Baa3        9.75% 08/15/21       185



Automotive Parts -- 1.0%
  AM General Corp., Sr. Notes..................................................     B3       12.875% 05/01/02     3,375
  Collins & Aikman Products, Sr. Sub. Notes....................................     B2        11.50% 04/15/06       720
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................     B3        9.375% 03/01/08     1,750
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B............................     B2        9.125% 07/15/07     1,170
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................    Caa1       10.25% 12/15/07     1,180



Banks -- 0.5%
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       6.625% 03/15/01       795
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       10.25% 05/15/04     1,235
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       10.50% 11/15/06     1,265



Broadcasting & Other Media -- 4.8%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................     B2         9.00% 01/15/09     3,000
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)............................................................     B3        12.25% 12/15/08     3,000
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....     B1        10.25% 11/01/07     5,000
  Fox Family Worldwide, Inc., Sr. Notes........................................     B1         9.25% 11/01/07     1,375
  Globo Communicacoes, Sr. Notes (Brazil)......................................     B2        10.50% 12/20/06     1,300
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).    Caa1      11.625% 02/01/09       240
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/1/03).............     B3        10.00% 03/01/08     1,950
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................     B1         8.75% 12/15/08     4,750
  Phoenix Color Corp., Sr. Sub. Notes..........................................     B3       10.375% 02/01/09     4,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................     NR        11.75% 08/01/06     2,750
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)................    Caa1       15.00% 12/01/07     4,245
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....     B1       12.875% 03/15/10     1,900
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....     B3        11.25% 04/15/09       900
  Susquehanna Media Co., Sr. Sub. Notes........................................     B1         8.50% 05/15/09     1,800
  TV Azteca SA de CV, Sr. Notes (Mexico).......................................     B1        10.50% 02/15/07     2,850
  XM Satellite Radio, Inc......................................................     NR        14.00% 03/15/10     5,005



Building & Related Industries -- 0.6%
  Ainsworth Lumber, Ltd., Bonds, PIK(d)........................................     B2        12.50% 07/15/07       660
  Collins & Aikman Floorcovering, Sr. Sub. Notes...............................     B3        10.00% 01/15/07       340
  Kaiser Int'l., Inc., Sr. Sub. Notes(b).......................................      D        13.00% 12/31/03     4,450
  New Millenium Homes, Sr. Notes(b)(e).........................................     NR         0.00% 12/31/04     2,781



Cable -- 9.7%
  Adelphia Communications Corp., Sr. Notes, PIK................................     B3        10.50% 07/15/04       500
  Adelphia Communications Corp., Sr. Notes(d)..................................     B2       10.875% 10/01/10     2,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........     Caa      11.875% 12/01/08     6,000
  Callahan Nordrhein-Westfalen.................................................     NA         0.00% 07/15/05     7,000
  Callahan Nordrhein-Westfalen(d)..............................................     NA        14.00% 07/15/10     4,500
  Century Communications Corp., Sr. Notes......................................     B2         9.50% 03/01/05     8,500
  Charter Communications Int'l., Sr. Notes.....................................     B2        10.00% 04/01/09     1,000

                                                                                    Value
LONG-TERM INVESTMENTS -- 89.5%                                                    (Note 2)
CORPORATE BONDS -- 82.7%                                                        -------------
Aerospace -- 1.2%
  American Commercial Lines LLC, Sr. Notes..................................... $   2,156,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB(d)....................................       987,500
  Compass Aerospace Corp., Sr. Sub. Notes(b)...................................       112,500
  Continental Airlines, Inc., Sr. Notes........................................     1,737,872
  Delta Air Lines, Inc., Sr. Notes.............................................     1,462,255
  Sequa Corp...................................................................       495,000
  Stellex Industries, Inc., Sr. Sub. Notes(b)
   (cost $3,593,591; purchased 10/23/97)(f)....................................       800,000
  United Air Lines, Inc., Sr. Notes............................................       166,052
                                                                                -------------
                                                                                    7,917,179
                                                                                -------------
Automotive Parts -- 1.0%
  AM General Corp., Sr. Notes..................................................     3,037,500
  Collins & Aikman Products, Sr. Sub. Notes....................................       554,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................     1,172,500
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B............................       772,200
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................       920,400
                                                                                -------------
                                                                                    6,457,000
                                                                                -------------
Banks -- 0.5%
  Sovereign Bancorp, Sr. Notes.................................................       787,050
  Sovereign Bancorp, Sr. Notes.................................................     1,209,596
  Sovereign Bancorp, Sr. Notes.................................................     1,258,675
                                                                                -------------
                                                                                    3,255,321
                                                                                -------------
Broadcasting & Other Media -- 4.8%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................     2,625,000
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)............................................................     1,815,000
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....     4,025,000
  Fox Family Worldwide, Inc., Sr. Notes........................................     1,388,750
  Globo Communicacoes, Sr. Notes (Brazil)......................................     1,131,000
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).       117,600
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/1/03).............     1,394,250
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................     3,325,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................     2,880,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................     1,787,500
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)................     1,761,675
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....       921,500
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....       490,500
  Susquehanna Media Co., Sr. Sub. Notes........................................     1,773,000
  TV Azteca SA de CV, Sr. Notes (Mexico).......................................     2,679,000
  XM Satellite Radio, Inc......................................................     3,453,450
                                                                                -------------
                                                                                   31,568,225
                                                                                -------------
Building & Related Industries -- 0.6%
  Ainsworth Lumber, Ltd., Bonds, PIK(d)........................................       547,800
  Collins & Aikman Floorcovering, Sr. Sub. Notes...............................       326,400
  Kaiser Int'l., Inc., Sr. Sub. Notes(b).......................................     1,780,000
  New Millenium Homes, Sr. Notes(b)(e).........................................     1,390,500
                                                                                -------------
                                                                                    4,044,700
                                                                                -------------
Cable -- 9.7%
  Adelphia Communications Corp., Sr. Notes, PIK................................       490,000
  Adelphia Communications Corp., Sr. Notes(d)..................................     2,412,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........     3,960,000
  Callahan Nordrhein-Westfalen.................................................     2,800,000
  Callahan Nordrhein-Westfalen(d)..............................................     3,960,000
  Century Communications Corp., Sr. Notes......................................     7,777,500
  Charter Communications Int'l., Sr. Notes.....................................       960,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

December 31, 2000


                                                                                  Moody's                     Principal
                                                                                  Rating    Interest Maturity  Amount
                                                                                (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                     ----------- -------- -------- ---------
Cable (cont'd.)
  Charter Communications Int'l., Sr. Notes(d)..................................     B2        10.25% 01/15/10 $   2,235
  Classic Cable, Inc., Sr. Gtd. Notes..........................................     B3        9.375% 08/01/09     1,095
  Coaxial Communications, Inc., Sr. Notes......................................     B3        10.00% 08/15/06     1,250
  CSC Holdings, Inc., Sr. Sub. Deb.............................................     Ba3       10.50% 05/15/16     5,275
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)...........................................     B3        10.75% 02/15/07     4,000
  International Cabletel, Inc., Sr. Disc. Notes................................     B3        12.75% 04/15/05     6,100
  Mediacom LLC, Sr. Notes......................................................     Ba2       7.875% 02/15/11     2,000
  Multicanal SA, Bonds.........................................................     Ba3      13.125% 04/15/09       384
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 04/01/03)...................     B3         9.75% 04/01/08     2,000
  NTL Communications Corp., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(d).     B2       12.375% 10/01/08     3,750
  Rogers Cablesystems, Ltd., Gtd. Notes........................................     B2        11.00% 12/01/15       235
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)...........................     NR        16.00% 07/18/02       108
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................     B3        13.00% 12/15/05     3,000
  United International Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)............................................................     B3        10.75% 02/15/08     4,750
  United-Pan Europe Communications, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)............................................................     B2        12.50% 08/01/09     9,495
  United-Pan Europe Communications NV, Sr. Notes...............................     B2       10.875% 08/01/09     4,125
  United-Pan Europe Communications NV, Sr. Notes, Ser. B (Netherlands).........     B2        11.25% 02/01/10    11,500



Chemicals -- 2.4%
  Hercules, Inc................................................................     Ba2      11.125% 11/15/07     1,020
  Huntsman ICI Chemical, Sr. Sub. Notes........................................     B2       10.125% 07/01/09     3,050
  Lyondell Chemical Co.........................................................     Ba3       9.875% 05/01/07     1,280
  Lyondell Chemical Co., Sr. Sub. Notes(d).....................................     B2       10.875% 05/01/09     4,310
  NL Industries, Inc., Sr. Notes...............................................     B1        11.75% 10/15/03       702
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     B3        11.75% 08/15/06       940
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     B3       12.375% 07/15/06     5,000
  Texas Petrochemicals Corp., Sr. Sub. Notes...................................     B3       11.125% 07/01/06     1,460



Commercial Services -- 0.3%
  Comdisco, Inc................................................................    Baa2        5.95% 04/30/02     1,000
  Comdisco, Inc(d).............................................................    Baa2        6.00% 01/30/02     1,500



Consumer Products -- 1.4%
  Coinstar, Inc., Sr. Disc. Notes..............................................     NR        13.00% 10/01/06     3,275
  Consumers International, Inc., Sr. Notes.....................................     B3        10.25% 04/01/05     3,125
  Electronic Retailing Systems International(e)................................     NR         8.00% 08/01/04       133
  Electronic Retailing Systems International(e)................................     NR        10.00% 08/01/01       134
  Packaged Ice, Inc., Sr. Notes................................................     B3         9.75% 02/01/05     3,130
  Radnor Holdings, Inc., Sr. Notes.............................................     B2        10.00% 12/01/03     1,750
  Windmere-Durable Holdings, Inc., Sr. Notes...................................     B3        10.00% 07/31/08     1,660



Containers -- 1.6%
  Gaylord Container Corp., Sr. Notes...........................................      B         9.75% 06/15/07     2,100
  Norampac, Inc., Sr. Notes....................................................     B1         9.50% 02/01/08       350
  Owens-Illinois, Inc., Sr. Deb. Notes.........................................     B1         7.50% 05/15/10       565
  Owens-Illinois, Inc., Sr. Notes..............................................     B1         7.85% 05/15/04     3,264
  Stone Container Corp., Sr. Sub. Notes........................................     B2        10.75% 10/01/02       490
  Stone Container Corp., Sr. Sub. Notes........................................     B2        11.50% 08/15/06     2,055
  Stone Container Corp., Sr. Sub. Notes........................................     B3        12.25% 04/01/02     2,752
  Stone Container Corp., Sr. Sub. Notes........................................     B2        12.58% 08/01/16       250
  United States Can Corp., Sr. Sub. Notes......................................     B3       12.375% 10/01/10       895



Drugs & Health Care -- 3.7%
  Apria Healthcare Group, Inc., Sr. Notes......................................     B3         9.50% 11/01/02     2,390
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...................................     B2       11.625% 02/15/07     1,070

                                                                                    Value
                                                                                  (Note 2)
CORPORATE BONDS (Continued)                                                     -------------
Cable (cont'd.)
  Charter Communications Int'l., Sr. Notes(d).................................. $   2,156,775
  Classic Cable, Inc., Sr. Gtd. Notes..........................................       438,000
  Coaxial Communications, Inc., Sr. Notes......................................     1,187,500
  CSC Holdings, Inc., Sr. Sub. Deb.............................................     5,749,750
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)...........................................     2,760,000
  International Cabletel, Inc., Sr. Disc. Notes................................     5,856,000
  Mediacom LLC, Sr. Notes......................................................     1,685,000
  Multicanal SA, Bonds.........................................................       303,360
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 04/01/03)...................     1,100,000
  NTL Communications Corp., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(d).     2,100,000
  Rogers Cablesystems, Ltd., Gtd. Notes........................................       259,087
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)...........................        32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................     3,180,000
  United International Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)............................................................     1,947,500
  United-Pan Europe Communications, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)............................................................     2,943,450
  United-Pan Europe Communications NV, Sr. Notes...............................     2,681,250
  United-Pan Europe Communications NV, Sr. Notes, Ser. B (Netherlands).........     7,475,000
                                                                                -------------
                                                                                   64,215,072
                                                                                -------------
Chemicals -- 2.4%
  Hercules, Inc................................................................     1,020,000
  Huntsman ICI Chemical, Sr. Sub. Notes........................................     2,928,000
  Lyondell Chemical Co.........................................................     1,241,600
  Lyondell Chemical Co., Sr. Sub. Notes(d).....................................     4,062,175
  NL Industries, Inc., Sr. Notes...............................................       712,530
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................       446,500
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     4,550,000
  Texas Petrochemicals Corp., Sr. Sub. Notes...................................     1,168,000
                                                                                -------------
                                                                                   16,128,805
                                                                                -------------
Commercial Services -- 0.3%
  Comdisco, Inc................................................................       770,000
  Comdisco, Inc(d).............................................................     1,155,000
                                                                                -------------
                                                                                    1,925,000
                                                                                -------------
Consumer Products -- 1.4%
  Coinstar, Inc., Sr. Disc. Notes..............................................     3,275,000
  Consumers International, Inc., Sr. Notes.....................................       406,250
  Electronic Retailing Systems International(e)................................         9,335
  Electronic Retailing Systems International(e)................................        50,911
  Packaged Ice, Inc., Sr. Notes................................................     2,504,000
  Radnor Holdings, Inc., Sr. Notes.............................................     1,489,688
  Windmere-Durable Holdings, Inc., Sr. Notes...................................     1,394,400
                                                                                -------------
                                                                                    9,129,584
                                                                                -------------
Containers -- 1.6%
  Gaylord Container Corp., Sr. Notes...........................................     1,344,000
  Norampac, Inc., Sr. Notes....................................................       349,125
  Owens-Illinois, Inc., Sr. Deb. Notes.........................................       296,625
  Owens-Illinois, Inc., Sr. Notes..............................................     1,958,400
  Stone Container Corp., Sr. Sub. Notes........................................       496,125
  Stone Container Corp., Sr. Sub. Notes........................................     2,096,100
  Stone Container Corp., Sr. Sub. Notes........................................     2,779,520
  Stone Container Corp., Sr. Sub. Notes........................................       255,625
  United States Can Corp., Sr. Sub. Notes......................................       886,050
                                                                                -------------
                                                                                   10,461,570
                                                                                -------------
Drugs & Health Care -- 3.7%
  Apria Healthcare Group, Inc., Sr. Notes......................................     2,378,050
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...................................     1,099,425

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2000


                                                                                 Moody's                     Principal
                                                                                 Rating    Interest Maturity  Amount
                                                                               (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                    ----------- -------- -------- ---------
Drugs & Health Care (cont'd.)
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        6.63% 07/15/45 $   1,000
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        7.50% 11/15/95     2,570
  Columbia/HCA Healthcare Corp................................................     Ba2        7.69% 06/15/25       500
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        8.36% 04/15/24     2,000
  Columbia/HCA Healthcare Corp................................................     Ba2        9.00% 12/15/14     2,000
  Concentra Operating Corp., Sr. Sub. Notes...................................     B3        13.00% 08/15/09     3,750
  Fresenius Medical Care, Sr. Notes...........................................     Ba3       7.875% 02/01/08     2,250
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 08/01/03)...........................................................     B3        11.00% 08/01/08     2,500
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...................................     Ba3        8.75% 11/15/08     2,010
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)....................      D         9.25% 01/15/08     3,250
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes..........................     B3        10.75% 05/15/09       675
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)........................................................      D        10.50% 11/01/07     5,520
  Triad Hospitals Holding, Sr. Sub. Notes.....................................     B3        11.00% 05/15/09     4,555



Energy -- 4.7%
  CMS Energy Corp., Sr. Notes.................................................     Ba3        7.50% 01/15/09     1,125
  CMS Energy Corp.............................................................     Ba3       8.125% 05/15/02     1,500
  Eott Energy Partners LP, Sr. Notes(d).......................................     Ba2       11.00% 10/01/09     1,210
  Midland Funding Corp., Deb..................................................     Ba3       11.75% 07/23/05     6,170
  Midland Funding II..........................................................     Ba3       13.25% 07/23/06     2,875
  Parker Drilling Co., Sr. Notes, Ser. D......................................     B1         9.75% 11/15/06     2,065
  R & B Falco Corp., Sr. Notes................................................     Ba3       12.25% 03/15/06       935
  RBF Finance Co., Sr. Sec'd Notes (cost $2,531,177; purchased on various
   dates: 8/23/99 through 10/06/99)(f)........................................     Ba3       11.00% 03/15/06     2,410
  RBF Finance Co., Sr. Sec'd Notes dates: (cost $2,600,000;
   purchased 3/19/99)(f)......................................................     Ba3      11.375% 03/15/09     2,600
  Reliant Energy Mid-Atlantic, Series C Passthru Certificate..................    Baa2       9.681% 07/02/26     1,000
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..........................    Caa1       12.50% 05/15/05     1,500
  Tesoro Petroleum Corp., Sr. Sub. Notes......................................     B1         9.00% 07/01/08     3,000
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02 /15/03)..........................................................     B2        9.875% 02/15/08     1,750
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(f)...................................     Ba3       12.00% 10/30/07     2,978



Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes...........................................     NR        13.00% 12/15/09     3,520
  TVN Entertainment Corp., Sr. Notes (cost $1,135,000; purchased 07/24/98)(f).     NR        14.00% 08/01/08     1,135
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(f).........     B1        12.75% 03/01/07     2,100



Financial Services -- 1.6%
  Aircraft Funding............................................................     NR        12.00% 07/15/49     1,004
  AmeriCredit Corp., Sr. Notes(d).............................................     B1         9.25% 02/01/04     1,350
  AmeriCredit Corp., Sr. Notes(d).............................................     B1        9.875% 04/15/06     3,000
  Calair Capital Corp., Sr. Notes.............................................     Ba2       8.125% 04/01/08       400
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 07/18/97)(f)..    Caa2        9.50% 08/01/04     1,075
  Hanvit Bank, Sr. Sub. Notes.................................................     B1        12.75% 03/01/10     1,400
  Metris Companies, Inc., Gtd. Notes(d).......................................     Ba3      10.125% 07/15/06     1,750
  United Rentals, Inc., Sr. Sub. Notes........................................     B1         8.80% 08/15/08     1,370
  Western Financial Bank......................................................     B2        8.875% 08/01/07     1,140



Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes........................................     B3       11.875% 11/01/08     2,260
  Ameriking, Inc., Sr. Notes..................................................     B3        10.75% 12/01/06     1,000
  Carrols Corp., Sr. Notes....................................................     B2         9.50% 12/01/08     2,885
  Del Monte Foods Co., Sr. Disc. Notes, Ser. B, Zero Coupon (until 12/15/02)..    Caa1       12.50% 12/15/07       456
  Fresh Foods, Inc., Bonds....................................................     B3        10.75% 06/01/06     2,210
  Grupo Azucarero, Sr. Notes (Mexico)(b), (cost $2,560,367;
   purchased 06/24/98)(f).....................................................      D        11.50% 01/15/05     2,900

                                                                                   Value
                                                                                 (Note 2)
CORPORATE BONDS (Continued)                                                    -------------
Drugs & Health Care (cont'd.)
  Columbia/HCA Healthcare Corp., Sr. Notes.................................... $     975,360
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     2,036,725
  Columbia/HCA Healthcare Corp................................................       441,875
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     1,870,000
  Columbia/HCA Healthcare Corp................................................     2,055,000
  Concentra Operating Corp., Sr. Sub. Notes...................................     3,243,750
  Fresenius Medical Care, Sr. Notes...........................................     2,081,250
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 08/01/03)...........................................................       500,000
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...................................     2,040,150
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)....................        28,438
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes..........................       729,000
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)........................................................        55,200
  Triad Hospitals Holding, Sr. Sub. Notes.....................................     4,782,750
                                                                               -------------
                                                                                  24,316,973
                                                                               -------------
Energy -- 4.7%
  CMS Energy Corp., Sr. Notes.................................................     1,035,000
  CMS Energy Corp.............................................................     1,500,570
  Eott Energy Partners LP, Sr. Notes(d).......................................     1,252,350
  Midland Funding Corp., Deb..................................................     6,534,832
  Midland Funding II..........................................................     3,183,459
  Parker Drilling Co., Sr. Notes, Ser. D......................................     2,070,162
  R & B Falco Corp., Sr. Notes................................................     1,103,300
  RBF Finance Co., Sr. Sec'd Notes (cost $2,531,177; purchased on various
   dates: 8/23/99 through 10/06/99)(f)........................................     2,789,575
  RBF Finance Co., Sr. Sec'd Notes dates: (cost $2,600,000;
   purchased 3/19/99)(f)......................................................     3,003,000
  Reliant Energy Mid-Atlantic, Series C Passthru Certificate..................       973,750
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..........................       375,000
  Tesoro Petroleum Corp., Sr. Sub. Notes......................................     2,887,500
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02 /15/03)..........................................................     1,417,500
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(f)...................................     2,918,440
                                                                               -------------
                                                                                  31,044,438
                                                                               -------------
Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes...........................................     3,489,200
  TVN Entertainment Corp., Sr. Notes (cost $1,135,000; purchased 07/24/98)(f).       397,250
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(f).........     2,047,500
                                                                               -------------
                                                                                   5,933,950
                                                                               -------------
Financial Services -- 1.6%
  Aircraft Funding............................................................       522,097
  AmeriCredit Corp., Sr. Notes(d).............................................     1,282,500
  AmeriCredit Corp., Sr. Notes(d).............................................     2,820,000
  Calair Capital Corp., Sr. Notes.............................................       363,500
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 07/18/97)(f)..       483,750
  Hanvit Bank, Sr. Sub. Notes.................................................     1,393,000
  Metris Companies, Inc., Gtd. Notes(d).......................................     1,487,500
  United Rentals, Inc., Sr. Sub. Notes........................................     1,025,787
  Western Financial Bank......................................................     1,065,900
                                                                               -------------
                                                                                  10,444,034
                                                                               -------------
Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes........................................     1,446,400
  Ameriking, Inc., Sr. Notes..................................................       400,000
  Carrols Corp., Sr. Notes....................................................     1,875,250
  Del Monte Foods Co., Sr. Disc. Notes, Ser. B, Zero Coupon (until 12/15/02)..       346,560
  Fresh Foods, Inc., Bonds....................................................       884,000
  Grupo Azucarero, Sr. Notes (Mexico)(b), (cost $2,560,367;
   purchased 06/24/98)(f).....................................................       290,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2000



                                                                  Moody's                     Principal
                                                                  Rating    Interest Maturity  Amount       Value
                                                                (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                     ----------- -------- -------- --------- -------------
Food & Beverage (cont'd.)
  Pilgrim's Pride Corp., Sr. Sub. Notes........................     B1       10.875% 08/01/03 $   1,919 $   1,861,430
  Premium Standard Farms, Sr. Sec'd Notes(b) (cost $284,644;
   purchased 09/17/96)(f)......................................     NR        11.00% 09/17/03       285       287,490
  Sbarro, Inc., Sr. Notes......................................     Ba3       11.00% 09/15/09       600       601,500
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 12/15/04)......     NR        11.00% 12/15/09       465         4,647
                                                                                                        -------------
                                                                                                            7,997,277
                                                                                                        -------------
Gaming -- 4.2%
  Aztar Corp., Sr. Sub. Notes(d)...............................     B2        8.875% 05/15/07     1,250     1,200,000
  Boyd Gaming Corp., Sr. Sub. Notes............................     B1         9.50% 07/15/07       250       227,500
  Circus Enterprises, Inc., Sr. Notes..........................    Baa3        6.45% 02/01/06     1,220     1,116,434
  Circus Enterprises, Inc., Sr. Notes..........................    Baa3        6.70% 11/15/96     1,680     1,606,584
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes(d)..............     B3         9.50% 04/01/09       600       576,000
  Fitzgeralds Gaming Corp., Sr. Notes, Ser. B
   (cost $2,271,503; purchased 12/22/97 and 08/07 /98)(b)(f)...      D        12.25% 12/15/04     2,375     1,330,000
  Harveys Casino Resorts, Sr. Sub. Notes.......................     B2       10.625% 06/01/06     2,960     3,034,000
  Hilton Hotels, Sr. Notes.....................................    Baa1        7.50% 12/15/17       285       257,808
  Hollywood Casino Corp........................................     B3        11.25% 05/01/07     1,280     1,324,800
  Hollywood Park, Inc., Sr. Sub. Notes.........................     B2         9.25% 02/15/07     3,500     3,500,000
  Isle Capri Black Hawk LLC, First Mtge. Notes.................     B2        13.00% 08/31/04     4,000     4,360,000
  Park Place Entertainment Corp., Sr. Sub. Notes...............     Ba2       9.375% 02/15/07       485       499,550
  Station Casinos, Inc., Sr. Sub. Notes........................     B1         9.75% 04/15/07       150       151,875
  Station Casinos, Inc., Sr. Sub. Notes........................     B1        9.875% 07/01/10     2,155     2,214,263
  Station Casinos, Inc., Sr. Sub. Notes........................     B1       10.125% 03/15/06       260       267,800
  Sun International Hotels, Ltd., Sr. Sub. Notes...............     B1        8.625% 12/15/07     1,000       910,000
  Trump Atlantic City Assoc., First Mtge. Notes................     B3        11.25% 05/01/06     2,970     1,945,350
  Venetian Casino Resort LLC, Gtd. Notes(d)....................     NR        12.25% 11/15/04     3,360     3,376,800
                                                                                                        -------------
                                                                                                           27,898,764
                                                                                                        -------------
Industrial -- 1.4%
  Great Lakes Carbon Corp., Sr. Sub. Notes.....................     B3        10.25% 05/15/08     2,000     1,035,000
  International Wireless Group, Inc., Sr. Sub. Notes...........     NR        11.75% 06/01/05       700       682,500
  International Wireless Group, Inc., Sr. Sub. Notes...........     B3        11.75% 06/01/05     3,000     2,925,000
  Motors & Gears, Inc., Sr. Notes..............................     B3        10.75% 11/15/06     3,500     3,255,000
  Thermadyne Holdings, Deb Notes, Zero Coupon (until 06 /1/03).    Caa1       12.50% 06/01/08     2,375        95,000
  Thermadyne Holdings, Sr. Sub. Notes..........................     B3        9.875% 06/01/08     2,020     1,313,000
                                                                                                        -------------
                                                                                                            9,305,500
                                                                                                        -------------
Insurance -- 2.4%
  Conseco, Inc.(d).............................................     B1         7.60% 06/21/01     4,500     4,342,500
  Conseco, Inc.................................................     B1         8.50% 10/15/02     5,000     4,325,000
  Conseco, Inc.(d).............................................     B1         8.75% 02/09/04    10,000     7,300,000
                                                                                                        -------------
                                                                                                           15,967,500
                                                                                                        -------------
Leisure -- 1.0%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D.........     B3        9.875% 10/15/07     3,855     3,565,875
  ITT Corp., Sr. Sub. Notes, Ser. B............................     Ba1       7.375% 11/15/15     1,250     1,130,988
  Premier Parks, Inc., Sr. Notes...............................     B3         9.75% 06/15/07     2,000     1,920,000
                                                                                                        -------------
                                                                                                            6,616,863
                                                                                                        -------------
Lodging -- 0.7%
  Felcore Lodging LP, Sr. Gtd. Notes...........................     Ba2        9.50% 09/15/08     1,375     1,366,269
  HMH Properties, Inc., Sr. Gtd. Notes.........................     Ba2       7.875% 08/01/08     3,350     3,174,125
                                                                                                        -------------
                                                                                                            4,540,394
                                                                                                        -------------
Manufacturing -- 0.6%
  Gentek, Inc., Sr. Sub. Notes.................................     B2        11.00% 08/01/09     1,850     1,850,000
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B..................     B2         8.75% 03/01/08       855       547,200
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B(d)...............     B2         9.00% 07/01/07       570       376,200
  Venture Holdings, Inc., Sr. Notes, Ser. B....................     B2         9.50% 07/01/05     2,270       885,300
                                                                                                        -------------
                                                                                                            3,658,700
                                                                                                        -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

December 31, 2000



                                                                              Moody's                     Principal
                                                                              Rating    Interest Maturity  Amount       Value
                                                                            (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                 ----------- -------- -------- --------- -------------
Miscellaneous -- 1.2%
  Flextronics International, Ltd...........................................     Ba3       9.875% 07/01/10 $   3,000 $   2,977,335
  Intersil Corp., Sr. Sub. Notes, (cost $1,074,961; purchased 01/03/00)(f).     B1        13.25% 08/15/09       944     1,076,160
  It Group, Inc., Sr. Sub. Notes...........................................     B3        11.25% 04/01/09     1,270       965,200
  La Petite Academy, Inc., Sr. Notes.......................................     B3        10.00% 05/15/08       500       265,000
  MSX International, Inc., Gtd. Notes......................................     B3       11.375% 01/15/08     1,750     1,540,000
  Sun World International, Inc., Gtd. Notes................................     B2        11.25% 04/15/04       270       251,100
  USEC, Inc., Sr. Notes....................................................     Ba1        6.75% 01/20/09     1,000       768,680
                                                                                                                    -------------
                                                                                                                        7,843,475
                                                                                                                    -------------
Oil & Gas -- 1.8%
  Canadian First Oil, Ltd., Sr. Sub. Notes.................................     B2         8.75% 09/15/07     1,610     1,585,850
  Comstock Resources, Inc., Sr. Notes......................................     B2        11.25% 05/01/07     4,500     4,646,250
  Houston Exploration Co., Sr. Sub. Notes..................................     B2        8.625% 01/01/08       815       782,400
  Leviathan Gas, Sr. Sub. Notes............................................     Ba2      10.375% 06/01/09     2,000     2,097,500
  Plains Resources, Inc., Sr. Sub. Notes...................................     B2        10.25% 03/15/06       660       658,350
  Swift Energy Co., Sr. Sub. Notes.........................................     B2        10.25% 08/01/09     2,015     2,070,413
                                                                                                                    -------------
                                                                                                                       11,840,763
                                                                                                                    -------------
Paper & Packaging -- 1.1%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 07/01/03)........    Caa1       13.50% 07/01/09     6,000       300,000
  APP China Group Ltd., Sr. Disc. Notes....................................     B3        14.00% 03/15/10     1,295       485,625
  APP International, Sr. Sec'd. Notes......................................     Ba3       11.75% 10/01/05     2,600     1,014,000
  Doman Industries Ltd., Sr. Notes.........................................    Caa1        8.75% 03/15/04     1,930       849,200
  Doman Industries Ltd., Sr. Notes.........................................    Caa1        9.25% 11/15/07     1,630       635,700
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03)..........    Caa1       10.75% 01/15/09     1,100       418,000
  Maxxam Group, Inc., Sr. Notes............................................     B3        12.00% 08/01/03     4,300     3,655,000
                                                                                                                    -------------
                                                                                                                        7,357,525
                                                                                                                    -------------
Printing & Publishing -- 0.6%
  American Color Graphics, Inc.............................................    Caa1       12.75% 08/01/05     4,500     4,230,000
                                                                                                                    -------------
Real Estate -- 0.7%
  CB Richards Ellis Svcs., Inc., Sr. Sub. Notes............................     B1        8.875% 06/01/06     1,600     1,422,000
  Intrawest Corp...........................................................     B1        10.50% 02/01/10     1,775     1,775,000
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes..................     NR         9.75% 04/01/08     1,750     1,478,750
                                                                                                                    -------------
                                                                                                                        4,675,750
                                                                                                                    -------------
Retail -- 0.7%
  Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 11/30/02)......     NR        13.45% 11/30/08     1,500       645,000
  Dillard's, Inc...........................................................    Baa1       6.125% 11/01/03       700       553,791
  Family Restaurants, Inc., Sr. Notes......................................     NR        15.00% 02/01/02     3,000     2,850,000
  French Fragrances, Inc., Sr. Notes, Ser. B...............................     B2       10.375% 05/15/07       470       427,700
  Specialty Retailers, Inc., Gtd. Notes(b)(d)..............................     Ca         8.50% 07/15/05     1,615        80,750
                                                                                                                    -------------
                                                                                                                        4,557,241
                                                                                                                    -------------
Steel & Metals -- 0.9%
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B......................     B2       10.875% 10/15/06       900       702,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
   (cost $681,249; purchased 07/07/98)(f)..................................    Caa1       12.75% 02/01/03       680       462,400
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes.........................     NR        9.875% 02/15/02       590       519,200
  LTV Corp., Senior Notes(b)...............................................      D        11.75% 11/15/09     1,715       257,250
  Sheffield Steel Corp., First Mtge. Notes.................................     NR        11.50% 12/01/05     3,500     1,925,000
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..................................      D         9.25% 11/15/07     2,600        78,000
  WHX Corp., Sr. Notes.....................................................      D        10.50% 04/15/05     3,015     2,020,050
                                                                                                                    -------------
                                                                                                                        5,963,900
                                                                                                                    -------------
Supermarkets -- 0.7%
  Core-Mark International, Inc., Sr. Sub. Notes............................     B3       11.375% 09/15/03       395       375,250
  Homeland Stores, Inc., Sr. Notes.........................................     NA        10.00% 08/01/03     4,260     2,023,500
  Pantry, Inc., Sr. Notes..................................................     B3        10.25% 10/15/07     2,615     2,445,025
                                                                                                                    -------------
                                                                                                                        4,843,775
                                                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

December 31, 2000

                                                                                       Moody's                     Principal
                                                                                       Rating    Interest Maturity  Amount
                                                                                     (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                          ----------- -------- -------- ---------
Technology -- 0.7%
  Ampex Corp., Sr. Notes............................................................     NR        12.00% 03/15/03   $ 5,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02)..............     NR        12.50% 11/15/07     1,000
  SCG Holding Corp., Gtd. Notes(d)..................................................     B2        12.00% 08/01/09     1,456



Telecommunications -- 18.8%
  Alamosa PCS Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/05)..........    Caa1      12.875% 02/15/10     6,390
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/15/03)(d)..............................................................     B3        11.75% 02/15/08     2,965
  Allegiance Telecommunications, Inc., Sr. Notes....................................     B3       12.875% 05/15/08     1,250
  Bestel SA de CV, Sr. Disc. Notes, Zero Coupon (until 05 /15/01)...................     NR        12.75% 05/15/05     2,500
  Birch Telecommunications, Inc., Sr. Notes.........................................     NR        14.00% 06/15/08     2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)(b)
   (cost $2,566,560; purchased 01/26/99)(f).........................................     NR        14.00% 10/01/07     3,680
  Echostar Broadband Corp., Sr. Notes(d)............................................     B3       10.375% 10/01/07     6,000
  Exodus Communications, Inc., Sr. Notes............................................     NR        10.75% 12/15/09     1,680
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145;
   purchased 06/28/00)(f)...........................................................     NR       11.625% 07/15/10     6,280
  FairPoint Communications, Inc., Sr. Sub. Notes....................................     B3        12.50% 05/01/10     2,120
  Global Crossing Holdings Ltd., Sr. Notes..........................................     Ba2       9.125% 11/15/06     2,020
  Global Crossing Holdings Ltd., Sr. Notes(d).......................................     Ba2        9.50% 11/15/09     3,500
  Globix Corp., Sr. Notes...........................................................     NR        12.50% 02/01/10     3,400
  GST Telecommunications, Inc., Sr. Sub. Notes(b)(d)................................     NR       13.875% 12/15/05       650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05).............    Caa1       13.25% 02/01/10     6,725
  Impsat Corp., Gtd. Sr. Notes......................................................     B2       12.125% 07/15/03     2,235
  Impsat Corp., Sr. Notes...........................................................     B3       12.375% 06/15/08     3,000
  Insight Midwest, Sr. Notes(d).....................................................     B1        10.50% 11/01/10     2,000
  Intermediate Operating Co., Inc...................................................     NR        14.00% 08/01/03     2,519
  KMC Telecom Holdings, Inc., Sr. Notes.............................................     NR        13.50% 05/15/09     1,985
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).......     B3       12.875% 03/15/10    25,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).......     B3        10.50% 12/01/08     4,760
  Level 3 Communications, Inc., Sr. Notes...........................................     B3        11.00% 03/15/08       615
  McLeodusa, Inc., Sr. Disc. Notes, Zero Coupon (until 03 /01/02)...................     B1        10.50% 03/01/07     5,445
  McLeodusa, Inc., Sr. Sub. Notes, Zero Coupon (until 03 /01/02)....................     B1        8.125% 02/15/09       200
  McLeodusa, Inc., Sr. Sub. Notes...................................................     B1        8.375% 03/15/08       150
  Microcell Telecommunications, Zero Coupon (until 06/01 /04).......................     B3        12.00% 06/01/09     5,500
  Millicom International Cellular SA, Sr. Disc. Notes, Zero Coupon (until 06/01/01).     B3        13.50% 06/01/06     4,245
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/1 /02).....................     B2        11.25% 11/01/07     3,480
  Netia Holdings, Sr. Notes(d)......................................................     B2        10.25% 11/01/07     2,350
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).........     B1        10.65% 09/15/07    16,580
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)(d)...........     B3        14.00% 02/01/09     1,661
  Nextlink Communications, Inc., Sr. Notes..........................................     B2        10.50% 12/01/09     2,140
  Nextlink Communications, Inc., Sr. Disc. Notes(d).................................     B2        10.75% 06/01/09     2,340
  Northeast Optic, Sr. Notes........................................................     NR        12.75% 08/15/08     2,005
  Pagemart Nationwide, Inc., Sr. Disc. Notes........................................     B3        15.00% 02/01/05     2,550
  Price Communications Wireless, Inc., Sr. Sub. Notes...............................     B2        11.75% 07/15/07     1,750
  Primus Telecommunications Group, Sr. Notes........................................     B3        12.75% 10/15/09     1,935
  PTC Int'l. Finance Corp., Gtd. Notes, Zero Coupon (until 07/01/02)................     B2        10.75% 07/01/07     1,250
  RCN Corp., Sr. Notes..............................................................     B3       10.125% 01/15/10     1,150
  Telewest PLC, Sr. Disc. Notes.....................................................     B1        11.00% 10/01/07     2,850
  Telewest PLC, Sr. Disc. Notes(d)..................................................     B1       11.375% 02/01/10     3,570
  Tritel PCS, Inc., Sr. Gtd. Notes, Zero Coupon (until 05/15 /04)...................     B3        12.75% 05/15/09     4,000
  US Unwired, Inc., Sr. Gtd. Notes, Zero Coupon (until 11 /01/04)...................    Caa1      13.375% 11/01/09     5,285
  Versatel Telecom, Sr. Notes.......................................................    Caa1       13.25% 05/15/08     2,000
  Viasystems, Inc., Sr. Sub. Notes..................................................     B3         9.75% 06/01/07     1,830
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04).........     B2       11.875% 11/15/09    10,515
  VoiceStream Wireless Corp., Sr. Disc. Notes.......................................     B2       10.375% 11/15/09     1,840
  Wam!Net, Inc., Sr. Gtd. Notes, Zero Coupon (until 03/01 /02)......................     NR        13.25% 03/01/05       500
  Williams Communications Group, Inc., Sr. Notes....................................     B2       10.875% 10/01/09     5,080
  Williams Communications Group, Inc., Sr. Notes....................................     B2        11.70% 08/01/08     1,425
  Williams Communications Group, Inc., Sr. Notes....................................     B2       11.875% 08/01/10     5,725




                                                                                        Value
                                                                                       (Note 2)
CORPORATE BONDS (Continued)                                                          ------------
Technology -- 0.7%
  Ampex Corp., Sr. Notes............................................................ $  2,500,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02)..............      780,000
  SCG Holding Corp., Gtd. Notes(d)..................................................    1,241,240
                                                                                     ------------
                                                                                        4,521,240
                                                                                     ------------
Telecommunications -- 18.8%
  Alamosa PCS Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/05)..........    2,971,350
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/15/03)(d)..............................................................    1,838,300
  Allegiance Telecommunications, Inc., Sr. Notes....................................    1,200,000
  Bestel SA de CV, Sr. Disc. Notes, Zero Coupon (until 05 /15/01)...................    1,250,000
  Birch Telecommunications, Inc., Sr. Notes.........................................    1,375,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)(b)
   (cost $2,566,560; purchased 01/26/99)(f).........................................       29,440
  Echostar Broadband Corp., Sr. Notes(d)............................................    5,910,000
  Exodus Communications, Inc., Sr. Notes............................................    1,444,800
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145;
   purchased 06/28/00)(f)...........................................................    5,777,600
  FairPoint Communications, Inc., Sr. Sub. Notes....................................    1,929,200
  Global Crossing Holdings Ltd., Sr. Notes..........................................    1,919,000
  Global Crossing Holdings Ltd., Sr. Notes(d).......................................    3,307,500
  Globix Corp., Sr. Notes...........................................................    1,190,000
  GST Telecommunications, Inc., Sr. Sub. Notes(b)(d)................................      208,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05).............    2,219,250
  Impsat Corp., Gtd. Sr. Notes......................................................    1,765,650
  Impsat Corp., Sr. Notes...........................................................    1,620,000
  Insight Midwest, Sr. Notes(d).....................................................    2,065,000
  Intermediate Operating Co., Inc...................................................      251,878
  KMC Telecom Holdings, Inc., Sr. Notes.............................................      555,800
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).......   11,625,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).......    2,570,400
  Level 3 Communications, Inc., Sr. Notes...........................................      538,125
  McLeodusa, Inc., Sr. Disc. Notes, Zero Coupon (until 03 /01/02)...................    4,573,800
  McLeodusa, Inc., Sr. Sub. Notes, Zero Coupon (until 03 /01/02)....................      173,000
  McLeodusa, Inc., Sr. Sub. Notes...................................................      130,500
  Microcell Telecommunications, Zero Coupon (until 06/01 /04).......................    3,588,750
  Millicom International Cellular SA, Sr. Disc. Notes, Zero Coupon (until 06/01/01).    3,332,325
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/1 /02).....................    2,088,000
  Netia Holdings, Sr. Notes(d)......................................................    1,645,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).........   12,973,850
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)(d)...........    1,104,565
  Nextlink Communications, Inc., Sr. Notes..........................................    1,712,000
  Nextlink Communications, Inc., Sr. Disc. Notes(d).................................    1,907,100
  Northeast Optic, Sr. Notes........................................................      962,400
  Pagemart Nationwide, Inc., Sr. Disc. Notes........................................    1,887,000
  Price Communications Wireless, Inc., Sr. Sub. Notes...............................    1,855,000
  Primus Telecommunications Group, Sr. Notes........................................      541,800
  PTC Int'l. Finance Corp., Gtd. Notes, Zero Coupon (until 07/01/02)................      800,000
  RCN Corp., Sr. Notes..............................................................      609,500
  Telewest PLC, Sr. Disc. Notes.....................................................    2,522,250
  Telewest PLC, Sr. Disc. Notes(d)..................................................    1,606,500
  Tritel PCS, Inc., Sr. Gtd. Notes, Zero Coupon (until 05/15 /04)...................    2,720,000
  US Unwired, Inc., Sr. Gtd. Notes, Zero Coupon (until 11 /01/04)...................    2,272,550
  Versatel Telecom, Sr. Notes.......................................................    1,240,000
  Viasystems, Inc., Sr. Sub. Notes..................................................    1,445,700
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04).........    7,675,950
  VoiceStream Wireless Corp., Sr. Disc. Notes.......................................    1,971,100
  Wam!Net, Inc., Sr. Gtd. Notes, Zero Coupon (until 03/01 /02)......................      220,000
  Williams Communications Group, Inc., Sr. Notes....................................    3,784,600
  Williams Communications Group, Inc., Sr. Notes....................................    1,125,750
  Williams Communications Group, Inc., Sr. Notes....................................    4,436,875
                                                                                     ------------
                                                                                      124,467,158
                                                                                     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

December 31, 2000

                                                                 Moody's                     Principal
                                                                 Rating    Interest Maturity  Amount      Value
                                                               (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                    ----------- -------- -------- --------- ------------
Textiles -- 1.7%
  Cluett American Corp., Sr. Sub. Notes.......................     B3       10.125% 05/15/08  $  3,060 $  2,325,600
  Foamex L.P., Sr. Sub. Notes.................................     B3        9.875% 06/15/07     2,950    1,622,500
  Kasper A.S.L, Ltd., Sr. Notes(b)............................      D        13.00% 03/31/04     7,171    3,298,660
  Phillips Van Heusen Corp., Sr. Sub. Notes...................     B1         9.50% 05/01/08        75       69,750
  Simmons Co., Sr. Sub. Notes, Ser. B(d)......................     B3        10.25% 03/15/09     4,000    3,660,000
                                                                                                       ------------
                                                                                                         10,976,510
                                                                                                       ------------
Transportation -- 0.1%
  Holt Group, Inc., Sr. Notes(b)..............................      D         9.75% 01/15/06       800       32,000
  Trism, Inc., Gtd. Notes.....................................     NA        12.00% 02/15/05     1,305      626,232
                                                                                                       ------------
                                                                                                            658,232
                                                                                                       ------------
Utilities -- 5.8%
  AES Corp., Sr. Notes........................................     Ba1        8.75% 12/15/02     5,000    5,018,750
  AES Corp., Sr. Sub. Notes...................................     Ba1       8.875% 11/01/27     1,165    1,048,500
  AES Corp., Sr. Sub. Notes(d)................................     Ba1        9.50% 06/01/09     5,000    5,125,000
  AES Drax Holdings Ltd.......................................    Baa3       10.41% 12/31/20    13,750   14,300,000
  AES Drax Holdings Ltd.......................................     Ba2       11.50% 08/30/10     4,600    4,784,000
  Orion Power Holdings, Inc...................................     Ba3       12.00% 05/01/10     4,900    5,243,000
  TNP Enterprises, Inc., Sr. Notes(d).........................     Ba3       10.25% 04/01/10     3,000    3,135,000
                                                                                                       ------------
                                                                                                         38,654,250
                                                                                                       ------------
Waste Management -- 2.0%
  Allied Waste of North America, Inc., Sr. Sub. Notes.........     Ba3       7.375% 01/01/04     1,000      955,000
  Allied Waste of North America, Inc., Sr. Notes..............     Ba3       7.625% 01/01/06     3,250    3,087,500
  Allied Waste of North America, Inc., Sr. Notes..............     Ba3       7.875% 01/01/09     4,560    4,240,800
  Allied Waste of North America, Inc., Sr. Notes..............     B2        10.00% 08/01/09     3,810    3,581,400
  GNI Group, Inc., Sr. Notes(b)...............................    Caa3      10.875% 07/15/05     4,000      400,000
  WMX, Inc., Sr. Notes (cost $912,342; purchased 2/29 /00)(f).     Ba1       6.375% 12/01/03     1,000      968,450
                                                                                                       ------------
                                                                                                         13,233,150
                                                                                                       ------------
TOTAL CORPORATE BONDS
  (cost $676,426,087).................................................................................  546,649,818
                                                                                                       ------------
                                                                                              Shares
COMMON STOCK -- 0.2%                                                                         ---------
  Classic Communications, Inc.............................................................       6,000       11,625
  Dr. Pepper Bottling Holdings, Inc., (Class B)
   (cost $5,226 purchased 10/21/88)(f)....................................................       5,807      145,175
  Geotek Communications, Inc..............................................................       4,512           45
  Premier Cruises, Ltd. (cost $0; purchased 09/15/99)(f)..................................      74,058          741
  Purina Mills, Inc.......................................................................      73,288      700,816
  RCN Corp................................................................................       1,143        7,215
  Samuels Jewelers, Inc...................................................................      36,825       57,539
  PSF Holdings Group, Inc. (cost $374,377; purchased 09/17/96)(f).........................      22,025      330,375
  Star Gas Partners L.P...................................................................       2,561       44,818
  Trism, Inc..............................................................................      82,628       51,643
  Waste Systems International, Inc. (cost $1,970,169; purchased 02/01/99)(f)..............     503,351       94,378
                                                                                                       ------------
TOTAL COMMON STOCK
 (cost $8,398,876)....................................................................................    1,444,370
                                                                                                       ------------

PREFERRED STOCKS -- 6.0%
  Adelphia Communications, Inc., PIK..........................                                  65,250    5,220,000
  Ameriking, Inc., Sr. Notes PIK..............................                                  29,320       29,320
  California Federal Bancorp, Inc.............................                                 100,000    2,293,750
  Century Maintenance Supplies, PIK...........................                                  54,990    3,959,259
  Contour Energy Co...........................................                                  38,400      249,600
  CSC Holdings, Inc...........................................                                  40,704    4,243,440
  CSC Holdings, Inc., PIK.....................................                                  51,469    5,417,086

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

December 31, 2000



                                                                                                        Value
                                                                                             Shares    (Note 2)
PREFERRED STOCKS (cont'd.)                                                                   ------- ------------
  Dobson Communications, PIK.....................................................              5,158 $  4,526,145
  Eagle-Picher Holdings, Inc.(a).................................................                170      377,400
  Electronic Retailing Systems International (cost $0; purchased 09/09/97)(a)(f).              1,046           10
  Fitzgerald Gaming, Inc.(a).....................................................             50,000       50,000
  Geneva Steel, Inc.(a)..........................................................             22,000          220
  Global Crossing Holdings, Ltd., PIK............................................             16,250    1,348,750
  Inter Act Systems Inc., PIK(a).................................................              4,400      330,000
  New Millenium Homes............................................................              3,000           30
  Nextel Communications, Inc., PIK...............................................              1,144      960,960
  Paxon Communications, Inc., PIK................................................                629    5,723,900
  Premocor USA, Inc..............................................................                662      145,640
  Primedia, Inc..................................................................             44,668    3,930,784
  Rural Cellular Corp., PIK......................................................                 14       11,480
  Supermarkets General Holdings Corp., PIK(a)....................................             25,000            0
  Viasystems, Inc., PIK(a).......................................................             51,744      776,164
  World Access, Inc., (cost $2,000,000; purchased 02/11/00)(a)(f)................              1,434      258,120
                                                                                                     ------------
TOTAL PREFERRED STOCKS
 (cost $54,503,548)..............................................................                      39,852,058
                                                                                                     ------------

                                                                                  Expiration
                                                                                     Date     Units
WARRANTS(a) -- 0.6%                                                               ---------- -------
  Adelphia Business Solutions....................................................   04/15/01   4,250       63,750
  Allegiance Telecommunications, Inc.............................................   02/03/08   3,800      144,400
  American Banknote Corp.........................................................   12/01/02   2,500            0
  Ampex Corp.....................................................................   03/15/03 170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)......................   03/15/05   1,295          324
  Bell Technology Group, Ltd.....................................................   05/01/05   1,250           13
  Bestel SA......................................................................   05/15/05   2,500       25,000
  Birch Telecom, Inc.............................................................   06/15/08   2,500       13,750
  Cellnet Data Systems, Inc......................................................   09/15/07   7,010           70
  Clearnet Communications, Inc...................................................   09/15/05  26,202      681,252
  Electronic Retailing Systems...................................................   02/01/04   2,000           20
  FirstWorld Communications......................................................   04/15/08   1,175       10,575
  GT Group Telecommunication, Inc................................................   02/01/10   6,725      292,537
  HFI Holdings...................................................................   07/15/02  18,093          181
  ICG Communications, Inc........................................................   10/15/05  20,790          208
  Inter Act Systems, Inc.........................................................   08/01/03   4,400           44
  Intermediate Act Electronic Mktg, Inc..........................................   12/15/09   4,400           44
  MGC Communications, Inc........................................................   10/01/04   1,950       97,500
  Nextel Int'l, Ltd..............................................................   04/15/07   1,650       33,000
  Pagemart, Inc..................................................................   12/31/03   9,200        9,200
  Powertel, Inc..................................................................   02/01/06   6,720      329,280
  Price Communications Cellular Holdings.........................................   08/01/07   6,880      412,800
  Primus Telecommunications Group................................................   08/01/04   1,500          150
  R & B Falcon...................................................................   05/01/09   2,875    1,150,000
  Star Choice Communications, Inc. (cost $0; purchased 12/18/97)(f)..............   12/15/05  69,480      590,580
  Sterling Chemicals Holdings, Inc...............................................   08/15/08     560        2,240
  TVN Entertainment Corp.........................................................   08/01/08   1,135            0
  USN Communications, Inc........................................................   08/15/04  10,590            0
  Versatel Telecommunications....................................................   05/15/08   2,000      194,000
  WamNet, Inc....................................................................   03/01/05   3,000       36,000
  Waste Systems International....................................................   01/15/06  60,000          600
  XM Satellite Radio, Inc........................................................   03/03/10   5,005            0
                                                                                                     ------------
TOTAL WARRANTS
 (cost $2,198,758)..................................................................................    4,089,218
                                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $741,527,269)................................................................................  592,035,464
                                                                                                     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2000


                                        Moody's                              Principal
                                         Rating      Interest    Maturity     Amount        Value
SHORT-TERM INVESTMENTS -- 15.5%       (Unaudited)      Rate        Date        (000)      (Note 2)
CORPORATE BONDS -- 0.4%               -----------    --------    --------   ----------- ------------
Aerospace -- 0.3%
  US Air, Inc., Sr. Notes..........              B3      9.625%    02/01/01 $     2,000 $  1,996,660
                                                                                        ------------
Waste Management -- 0.1%
  Clean Harbors, Inc., Sr. Notes...              B2      12.50%    05/15/01       1,250      840,625
                                                                                        ------------
TOTAL CORPORATE BONDS
 (cost $3,244,876).....................................................................    2,837,285
                                                                                        ------------
                                                                              Shares
                                                                            -----------
MUTUAL FUNDS -- 15.1%
  Prudential Core Investment Fund--Taxable Money Market Series(c) (Note 4)   99,796,916   99,796,916
                                                                                        ------------
  (cost $99,796,916)
TOTAL SHORT-TERM INVESTMENTS
 (cost $103,041,792)...................................................................  102.634,201
                                                                                        ------------
TOTAL INVESTMENTS -- 105.0%
 (cost $844,569,061; Note 6)...........................................................  694,669,665
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0)%........................................  (33,333,917
                                                                                        ------------
TOTAL NET ASSETS -- 100.0%............................................................. $661,335,748
                                                                                        ============

The following abbreviations are used in portfolio descriptions:

AG   Aktiengesellschaft (German Stock Company)
ADR  American Depository Receipt
L.P. Limited Partnership
PIK  Payment in kind securities
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Represents issuer in default on interest payments, non-income producing security.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $46,910,318; cash collateral of $47,909,565 was received with which the portfolio purchased securities.

(e) Indicates a fair valued security. The aggregate value, $1,450,746 is approximately 0.22% of net assets.

(f) Indicates a restricted security; the aggregate cost of the restricted securities is $36,996,143. The aggregate value, $24,080,758 is approximately 3.6% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                            MONEY MARKET PORTFOLIO

December 31, 2000



                                                            Principal
                                          Interest Maturity  Amount        Value
                                            Rate     Date     (000)      (Note 2)
                                          -------- -------- --------- ---------------
Bank Notes -- 9.3%
  Bank of America, N.A...................    6.48% 02/23/01   $ 7,974 $     7,897,928
  First National Bank Chicago, IL (a)....    6.89% 02/20/01     4,500       4,503,531
  Comerica Bank, N.A.....................    6.77% 01/08/01     6,000       6,000,173
  Comerica Bank, N.A.....................    6.71% 01/08/01     5,000       4,999,355
  Comerica Bank, N.A.....................   6.655% 01/19/01    26,000      25,996,470
  Lasalle Bank N.A.......................    6.71% 02/01/01    50,000      49,998,014
  National City Bank of Cleveland........    6.73% 02/09/01     5,000       4,999,747
  Southtrust Bank N.A....................    6.70% 03/06/01    11,000      10,999,976
                                                                      ---------------
                                                                          115,395,194
                                                                      ---------------
Certificates of Deposit-Domestic -- 0.2%
  First Tennessee Bank N.A...............    6.54% 02/28/01     3,000       2,999,959
                                                                      ---------------
Certificates of Deposit-Yankee -- 10.7%
  Abbey National Treasury Services PLC...    7.42% 05/21/01     4,000       4,004,976
  Banca Commercial Italiana..............    6.66% 03/09/01    20,000      20,001,681
  Bank Austria AG........................    6.65% 02/13/01    15,000      14,999,254
  Bank of Nova Scotia....................    6.65% 02/01/01    10,000       9,999,597
  Bayerische Hypotheken und Wechsel Bank.    6.72% 02/14/01     4,000       3,999,846
  Deutsche Bank AG.......................    6.70% 02/22/01       500         499,805
  Deutsche Bank AG.......................    6.73% 03/16/01     2,000       1,999,975
  Landesbank Baden Capital...............    6.64% 02/21/01    15,000      15,000,430
  LB Badenwurtt..........................    6.64% 02/26/01    15,000      15,000,754
  National Bank of Canada................    6.57% 03/05/01     5,000       5,000,000
  Societe Generale.......................    6.75% 01/16/01    25,000      25,000,000
  Svenska Handelsbanken..................    6.75% 03/16/01     2,500       2,497,649
  Westpac Banking Corp...................    6.52% 01/29/01    15,000      14,999,453
                                                                      ---------------
                                                                          133,003,420
                                                                      ---------------
Commercial Paper -- 52.0%
  Associates First Capital B.V...........    6.54% 02/12/01     8,503       8,438,122
  Associates First Capital B.V...........    6.54% 02/13/01    14,210      14,098,996
  Bank One Australia, Ltd................    6.55% 02/13/01    20,000      19,843,528
  BBL North America......................    6.54% 01/24/01     8,000       7,966,573
  BellSouth Telecommunications, Inc......    6.40% 02/28/01    15,000      14,845,333
  BHF Finance, Inc.......................    6.46% 02/28/01     6,057       5,993,960
  Black Forest Funding Corp..............    6.73% 01/16/01     4,000       3,988,783
  Black Forest Funding Corp..............    6.75% 01/16/01     1,000         997,188
  Blue Ridge Asset Funding...............    6.70% 01/25/01    20,968      20,874,343
  Blue Ridge Asset Funding...............    6.51% 02/14/01     9,555       9,478,974
  Blue Ridge Asset Funding...............    6.51% 02/20/01     1,225       1,213,924
  Brahms Funding Corp....................    6.64% 01/19/01     4,000       3,986,720
  Brahms Funding Corp....................    6.62% 01/22/01    17,000      16,934,352
  British Aerospace......................    6.12% 05/25/01    25,000      24,388,000
  British Telecommunications PLC.........    6.43% 02/20/01    11,285      11,184,219
  CIT Group, Inc.........................    6.55% 01/30/01     5,000       4,973,618
  Clipper Receivables Corp...............    6.63% 01/26/01    19,270      19,181,278
  Cregem North America, Inc..............    6.54% 02/08/01    15,000      14,896,450
  Cregem North America, Inc..............    6.53% 02/12/01    23,000      22,824,778
  CXC, Inc...............................    6.58% 01/26/01    10,000       9,954,306
  Delaware Funding Corp..................    6.50% 02/06/01     3,388       3,365,978
  Den Danske Corp........................    6.55% 01/31/01    32,820      32,640,857
  Den Norske Bank........................    6.51% 02/12/01     7,000       6,946,835
  Den Norske Bank........................    6.53% 02/20/01     5,000       4,954,653
  Diamlerchrysler NA Holding Corp........    6.52% 03/26/01    58,000      57,117,626
  Eaton Corp.............................    6.80% 01/12/01     3,000       2,993,767
  Edison Asset Securitization LLC........    6.55% 01/31/01     5,117       5,089,070
  Enterprise Funding Corp................    6.51% 03/30/01     6,773       6,665,219

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

December 31, 2000


                                                                                                   Principal
                                                                                 Interest Maturity  Amount        Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- ---------------
Commercial Paper (cont'd.)
  Falcon Asset Securitization Corp..............................................    6.44% 02/27/01   $14,630 $    14,480,823
  Fleet Funding Corp............................................................    6.75% 01/11/01     1,016       1,014,095
  Forrestal Funding Master Trust................................................    6.56% 02/08/01     3,940       3,912,718
  Forrestal Funding Master Trust................................................    6.35% 03/16/01    10,980      10,836,680
  GE Capital International Funding..............................................    6.52% 02/12/01    13,000      12,901,113
  General Electric Capital Corp.................................................    6.58% 02/13/01    30,500      30,260,287
  General Motors Acceptance Corp................................................    6.53% 01/24/01    10,154      10,111,638
  Homeside Lending..............................................................    6.55% 02/28/01     6,000       5,936,683
  Intrepid Funding Master Trust.................................................    6.54% 01/26/01     5,595       5,569,589
  Intrepid Funding Master Trust.................................................    6.54% 02/15/01     1,506       1,493,689
  Intrepid Funding Master Trust.................................................    6.52% 03/13/01    14,000      13,819,976
  Lone Star Funding LLC.........................................................    6.57% 01/26/01     7,000       6,968,062
  Lone Star Funding LLC.........................................................    6.57% 01/29/01     2,000       1,989,780
  Lone Star Funding LLC.........................................................    6.55% 02/13/01     7,000       6,945,235
  Market Street Funding Corp....................................................    6.66% 01/12/01     5,395       5,384,021
  Morgan (J.P.) & Co., Inc......................................................    6.51% 02/14/01    15,000      14,880,650
  Nationwide Building Society...................................................    6.53% 02/08/01     6,444       6,399,583
  PNC Funding Corp..............................................................    6.59% 02/28/01    17,000      16,819,507
  Sweetwater Capital Corp.......................................................    6.66% 01/19/01     2,023       2,016,263
  Sweetwater Capital Corp.......................................................    6.67% 01/26/01     3,325       3,309,599
  Sweetwater Capital Corp.......................................................    6.55% 02/20/01     3,034       3,006,399
  Sweetwater Capital Corp.......................................................    6.55% 02/21/01     3,034       3,005,847
  Telstra Corp., Ltd............................................................    6.50% 02/21/01     2,275       2,254,051
  Telstra Corp., Ltd............................................................    6.47% 04/03/01     1,249       1,228,348
  Thunder Bay Funding, Inc......................................................    6.70% 01/16/01     5,000       4,986,042
  Unifunding, Inc...............................................................    6.53% 01/22/01    20,415      20,337,236
  Unilever N.V.(a)..............................................................    6.70% 03/07/01    26,000      26,000,000
  Verizon Network Fund..........................................................    6.42% 02/21/01    30,000      29,727,150
  Vodafone Airtouch PLC.........................................................    6.62% 01/24/01    10,000       9,957,706
  Vodafone Airtouch PLC.........................................................    6.65% 01/31/01    12,000      11,933,500
                                                                                                             ---------------
                                                                                                                 643,323,720
                                                                                                             ---------------
Other Corporate Obligations -- 20.6%
  Associates Corp. N.A.(a)......................................................    6.83% 01/03/01    14,000      14,005,644
  AXA Financial, Inc............................................................    6.86% 01/19/01     3,000       3,000,000
  Banc One Corp.(a).............................................................    6.79% 02/07/01     6,000       6,000,868
  Bank One Corp.(a).............................................................    6.93% 01/29/01     6,000       6,008,946
  First Chicago Corp.(a)........................................................    6.88% 02/15/01     7,000       7,003,167
  First Chicago Corp.(a)........................................................    6.61% 03/19/01     8,000       8,002,592
  CIT Group, Inc.(a)............................................................    6.71% 01/16/01     4,000       3,997,027
  CIT Group, Inc................................................................    6.25% 03/28/01     1,000         998,715
  Corestates Capital............................................................    5.62% 02/12/01     2,400       2,397,437
  GE Capital Assurance (cost $8,000,000; purchased 7/19/00)(a)(b)...............    6.73% 01/22/01     8,000       8,000,000
  Goldman Sachs Group L.P.(a)...................................................    6.73% 03/15/01    45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)..................................................    6.71% 01/16/01     1,000       1,000,064
  Merrill Lynch & Co., Inc.(a)..................................................    6.66% 01/11/01    18,000      17,991,806
  Merrill Lynch & Co., Inc.(a)..................................................    6.58% 03/12/01    15,000      15,000,000
  Morgan Stanley Dean Witter & Co.(a)...........................................    6.67% 01/16/01     4,000       3,999,996
  Morgan Stanley Group, Inc.(a).................................................    6.72% 03/19/01     8,000       8,014,679
  Morgan Stanley Group, Inc.(a).................................................    6.64% 01/16/01    25,000      25,000,000
  Restructured Asset Securities--Racers 2000(a).................................    6.73% 01/15/01    15,000      15,000,000
  Security Life of Denver (cost $15,000,000; purchased 3/21/00)(a)(b)...........    6.87% 01/12/01    15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $9,000,000; purchased 9 /11/00)(a)(b).    6.71% 01/18/01     9,000       9,000,000
  Strategic MM Tr...............................................................    6.58% 03/13/01     3,000       3,000,000
  Strategic MM Tr 2000-A(a).....................................................    6.73% 01/15/01    23,000      23,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)...............    6.85% 01/08/01     8,000       8,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2000


                                                                                Principal
                                                              Interest Maturity  Amount       Value
                                                                Rate     Date     (000)      (Note 2)
                                                              -------- -------- --------- --------------
Other Corporate Obligations (cont'd.)
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)(b).    6.84% 03/05/01   $ 2,000 $    2,000,000
  US Bancorp.................................................    7.11% 01/16/01     5,000      5,017,338
                                                                                          --------------
                                                                                             255,438,279
                                                                                          --------------
U. S. Government Obligations -- 5.3%
  Federal Home Loan Bank(a)..................................    6.21% 01/19/01    15,000     14,997,825
  Federal National Mortgage Association......................    6.63% 11/14/01    50,000     49,998,299
                                                                                          --------------
                                                                                              64,996,124
                                                                                          --------------
TOTAL INVESTMENTS -- 98.1%
 (amortized cost $1,215,156,696;(c)).....................................................  1,215,156,696
                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.9%............................................     23,040,058
                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................... $1,238,196,754
                                                                                          ==============

The following abbreviations are used in portfolio descriptions:

               AG   Aktiengesellschaft (German Stock Company)
               LLC  Limited Liability Company
               L.P. Limited Partnership
               NA   National Association
               N.V. Naamloze Vennootschap (Dutch Corporation)
               PLC  Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2000.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $42,000,000 and represents 3.4% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 was as follows:

                  Commercial Banks.....................  43.1%
                  Security Brokers & Dealers...........  12.1%
                  Asset Backed Securities..............  11.1%
                  Phone Company Communications.........   5.6%
                  Federal Credit Agencies..............   4.4%
                  Motor Vehicle Parts..................   4.7%
                  Bank Holding Company U.S.............   3.8%
                  Short Term Business Credit...........   3.6%
                  Personal Credit Institution..........   3.0%
                  Life Insurance.......................   2.5%
                  Aircraft & Parts.....................   1.8%
                  Food & Kindred Products..............   1.8%
                  Mortgage Bankers.....................   0.4%
                  Electric & Equipment, Computer.......   0.2%
                                                        -----
                                                         98.1%
                  Other assets in excess of liabilities   1.9%
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                          NATURAL RESOURCES PORTFOLIO

December 31, 2000



       LONG-TERM INVESTMENTS -- 98.0%
                                                                Value
                                                   Shares     (Note 2)
       COMMON STOCKS                              --------- -------------
       Agricultural Products -- 1.0%
         Monsanto Co.............................   146,500 $   3,964,656
                                                            -------------
       Aluminum -- 2.7%
         Alcoa, Inc..............................   167,800     5,621,300
         Kaiser Aluminum Corp.(a)................ 1,390,800     5,128,575
                                                            -------------
                                                               10,749,875
                                                            -------------
       Business Services -- 0.8%
         Fluor Corp.(a)..........................    93,100     3,078,119
                                                            -------------
       Chemicals
         Agrium, Inc.............................       503         7,260
                                                            -------------
       Exploration & Production -- 11.0%
         Aber Diamond Corp.(a)...................   187,500     1,756,309
         Brigham Exploration Co.(a)..............    91,300       405,144
         FX Energy, Inc.(a)......................   109,800       391,162
         Gabriel Resources, Ltd.(a)..............   384,000       768,026
         Miller Exploration Co.(a)...............   100,200       153,431
         Newfield Exploration Co. (a)............   363,600    17,248,275
         Pennaco Energy, Inc.(a).................    73,100     1,434,587
         Pioneer Natural Resources Co.(a)........   562,560    11,075,400
         Swift Energy Co.(a).....................   121,000     4,552,625
         Talisman Energy, Inc.(a)................   147,440     5,467,263
                                                            -------------
                                                               43,252,222
                                                            -------------
       Forest Products -- 5.2%
         Boise Cascade Corp......................   517,700    17,407,663
         Fletcher Challenge, Ltd., ADR
          (New Zealand)(a).......................   310,800       388,500
         Timberwest Forest Corp..................   343,600     2,485,456
                                                            -------------
                                                               20,281,619
                                                            -------------
       Gold -- 4.9%
         Agnico-Eagle Mines, Ltd.................   332,600     1,995,600
         Anglogold, Ltd., ADR (Canada)...........   163,976     2,449,391
         Avgold, Ltd., ADR (South Africa)(a).....   136,000       455,600
         Battle Mountain Gold Corp.(a)...........   114,500       193,219
         Bema Gold Corp.(a)......................   504,500       126,125
         Coeur d'Alene Mines Corp.(a)............    67,225        63,023
         Durban Roodepoort Deep, Ltd. ADR
          (South Africa)(a)......................   125,200        82,163
         Francisco Gold Corp.(a).................    83,000       267,269
         Gold Fields, Ltd. ADR (South Africa)....   217,343       760,700
         Golden Star Resources, Ltd.(a)..........   243,700        91,387
         Harmony Gold Mining, ADR (South Africa)    507,700     2,379,844
         IAMGOLD Corp.(a)........................   717,000     1,195,040
         Kinross Gold Corp.(a)...................   816,300       440,817
         Meridian Gold, Inc.(a)..................   527,700     3,588,480
         Newmont Mining Corp.....................   164,507     2,806,901
         Repadre Capital Corp.(a)................ 1,511,300     2,115,891
         TVX Gold, Inc.(a).......................    82,160       134,742
         Western Areas Gold Mining Co., Ltd.,
          ADR (South Africa).....................   149,100       340,693
                                                            -------------
                                                               19,486,885
                                                            -------------
       Metals-Non Ferrous -- 5.3%
         Anaconda Nickel, Ltd.(a)................   765,600       930,908
         Apex Silver Mines, Ltd.(a)..............   496,200     4,155,675
         Atna Resources, Ltd.(a).................   249,900        73,306
         Cameco Corp.............................   215,100     3,764,375

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Metals-Non Ferrous (cont'd.)
         Freeport-McMoRan Copper & Gold, Inc.,
          (Class "A" Stock)(a)...................... 518,500 $  4,277,625
         Inco, Ltd.(a).............................. 171,700    2,877,692
         Pohang Iron & Steel Co., Ltd., ADR (Korea). 295,500    4,598,719
         Rio Tinto, Ltd., ADR (Australia)...........       1           65
                                                             ------------
                                                               20,678,365
                                                             ------------
       Mineral Resources -- 1.3%
         Burlington Resources, Inc..................  76,650    3,870,825
         European Goldfields, Ltd.(a)...............  38,400       88,803
         Massey Energy Co...........................  93,100    1,187,025
                                                             ------------
                                                                5,146,653
                                                             ------------
       Oil & Gas Equipment -- 3.2%
         Cooper Cameron Corp.(a)....................  92,200    6,090,962
         Grant Prideco, Inc.(a)..................... 225,100    4,938,131
         Hydril Co.(a).............................. 101,400    1,780,838
                                                             ------------
                                                               12,809,931
                                                             ------------
       Oil & Gas Exploration & Production -- 21.4%
         Alberta Energy Co., Ltd., ADR (Canada)..... 318,900   15,341,536
         Avid Oil & Gas, Ltd. (Class "A" Stock)(a)..  34,700       80,969
         Canadian Natural Resources, Ltd.(a)........ 112,393    3,162,097
         Cross Timbers Oil Co....................... 441,450   12,250,238
         Genoil, Inc.(a)............................ 493,267            0
         Maverick Tube Corp.(a)..................... 470,200   10,638,275
         McMoRan Exploration Co.(a)................. 113,600    1,505,200
         Noble Affiliates, Inc...................... 111,300    5,119,800
         Prize Energy Corp.(a)......................  85,400    1,772,050
         Rio Alto Exploration, Ltd.(a).............. 245,500    5,335,711
         Tom Brown, Inc.(a)......................... 206,200    6,778,825
         Triton Energy, Ltd.(a).....................  73,900    2,217,000
         Western Gas Resources, Inc................. 592,700   19,966,581
                                                             ------------
                                                               84,168,282
                                                             ------------
       Oil & Gas Services -- 19.1%
         B.J. Services Co.(a)....................... 238,600   16,433,575
         Bouygues Offshore, SA, ADR (France)........ 156,300    3,624,206
         Devon Energy Corp.......................... 167,736   10,226,864
         Marine Drilling Co., Inc.(a)............... 118,900    3,180,575
         NATCO Group, Inc. (Class "A" Stock)(a).....  73,200      603,900
         Smith International, Inc.(a)............... 196,400   14,644,075
         Stolt Comex Seaway, SA(a).................. 301,900    3,320,900
         Tesco Corp.(a)............................. 206,500    2,133,904
         Transcoastal Marine Services(a)............ 348,800          349
         Valero Energy Corp......................... 178,100    6,623,094
         W-H Energy Services, Inc.(a)............... 178,100    3,506,344
         Weatherford International(a)............... 225,100   10,635,975
                                                             ------------
                                                               74,933,761
                                                             ------------
       Platinum -- 22.1%
         Anglo American Platinum, Ltd., ADR
          (South Africa)............................ 565,169   26,237,971
         Impala Platinum Holdings, Ltd.............. 581,000   29,610,200
         Stillwater Mining Co.(a)................... 786,450   30,946,808
                                                             ------------
                                                               86,794,979
                                                             ------------
       TOTAL COMMON STOCKS
        (cost $270,372,775).................................  385,352,607
                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

December 31, 2000


                                                              Value
                                                 Shares      (Note2)
         WARRANTS                               --------- ------------
         Metals-Non Ferrous
           Apex Silver Mines, Ltd.(a)
            (cost $0)..........................   160,000 $    140,000
                                                          ------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $270,372,775)............................  385,492,607
                                                          ------------

                                                Principal
                                                 Amount       Value
         SHORT-TERM                               (000)     (Note 2)
         INVESTMENTS -- 2.1%                    --------- ------------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            5.96%, 01/02/01
            (cost $8,168,000; Note 5)..........  $  8,168    8,168,000
                                                          ------------
         TOTAL INVESTMENTS -- 100.1%
           (cost $278,540,775; Note 6)...................  393,660,607
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%...............................     (503,260)
                                                          ------------
         NET ASSETS -- 100.0%............................ $393,157,347
                                                          ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                         PRUDENTIAL JENNISON PORTFOLIO

December 31, 2000



        LONG-TERM                                              Value
        INVESTMENTS -- 96.9%                       Shares     (Note 2)
        COMMON STOCKS                             --------- ------------
        Advertising -- 1.5%
          Omnicom Group, Inc.....................   522,800 $ 43,327,050
                                                            ------------
        Computers -- 6.8%
          Compaq Computer Corp...................   937,900   14,115,395
          Dell Computer Corp.(a)................. 1,698,500   29,617,594
          EMC Corp.(a)...........................   476,400   31,680,600
          Hewlett-Packard Co..................... 1,369,200   43,215,375
          International Business Machines Corp.
           (IBM).................................   653,000   55,505,000
          Sun Microsystems, Inc.(a)..............   810,000   22,578,750
                                                            ------------
                                                             196,712,714
                                                            ------------
        Computer Software & Services -- 6.4%
          ASM Lithography Holding NV
           (Netherlands)(a)......................   659,400   14,877,713
          Cisco Systems, Inc.(a)................. 2,443,900   93,479,175
          Juniper Networks, Inc.(a)..............   130,300   16,425,944
          Microsoft Corp.(a)..................... 1,202,700   52,167,112
          VERITAS Software Corp.(a)..............   117,450   10,276,875
                                                            ------------
                                                             187,226,819
                                                            ------------
        Diversified Operations -- 4.1%
          Corning, Inc...........................   520,000   27,462,500
          General Electric Co.................... 1,935,600   92,787,825
                                                            ------------
                                                             120,250,325
                                                            ------------
        Drugs & Medical Supplies -- 18.4%
          American Home Products Corp............ 1,693,400  107,615,570
          Amgen, Inc.(a).........................   940,700   60,146,006
          Genetech, Inc.(a)......................   482,600   39,331,900
          Lilly (Eli) & Co.......................   733,200   68,233,425
          Pfizer, Inc............................ 2,422,900  111,453,400
          Pharmacia Corp......................... 1,153,794   70,381,434
          Schering-Plough Corp................... 1,080,200   61,301,350
          Serono SA, ADR (Switzerland)(a)........   702,800   16,823,275
                                                            ------------
                                                             535,286,360
                                                            ------------
        Electronics -- 3.6%
          Analog Devices, Inc.(a)................    30,200    1,545,863
          Applied Materials, Inc.(a).............   255,900    9,772,181
          Applied Micro Circuits Corp.(a)........   254,400   19,091,925
          Intel Corp.............................   856,200   25,900,050
          Texas Instruments, Inc.................   987,500   46,782,812
                                                            ------------
                                                             103,092,831
                                                            ------------
        Financial Services -- 13.4%
          American Express Co.................... 1,621,300   89,070,169
          Citigroup, Inc......................... 2,172,400  110,928,175
          Goldman Sachs Group, Inc...............   409,700   43,812,294
          J. P. Morgan & Co., Inc.(a)............   300,100   49,666,550
          Merrill Lynch & Co., Inc...............   739,000   50,390,562
          Morgan Stanley Dean Witter & Co........   579,540   45,928,545
                                                            ------------
                                                             389,796,295
                                                            ------------
        Food & Beverage -- 0.5%
          PepsiCo, Inc...........................   298,800   14,809,275
                                                            ------------
        Insurance -- 1.9%
          American International Group, Inc......   568,337   56,016,716
                                                            ------------
        Internet Software -- 0.3%
          Verisign, Inc.(a)......................   115,300    8,553,819
                                                            ------------
        Manufacturing -- 1.3%
          Minnesota Mining and Manufacturing Co.
           (3M)..................................   312,400   37,644,200
                                                            ------------
        Media -- 7.6%
          AT&T Corp.--Liberty Media Group
           (Class "A" Stock)(a).................. 3,164,400   42,917,175
          Time Warner, Inc.......................   843,200   44,048,768

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           Univision Communications, Inc.(a)..   940,500 $   38,501,719
           Viacom, Inc.(a).................... 2,021,419     94,501,338
                                                         --------------
                                                            219,969,000
                                                         --------------
         Oil & Gas Services -- 3.9%
           Halliburton Co.....................   820,500     29,743,125
           Schlumberger, Ltd.................. 1,043,400     83,406,787
                                                         --------------
                                                            113,149,912
                                                         --------------
         Retail -- 10.8%
           Costco Wholesale Corp.(a)..........   687,900     27,473,006
           Home Depot, Inc.................... 2,421,400    110,627,713
           Kohl's Corp.(a).................... 1,277,200     77,909,200
           Target Corp........................   654,000     21,091,500
           Tiffany & Co....................... 1,051,800     33,263,175
           Wal-Mart Stores, Inc...............   830,600     44,125,625
                                                         --------------
                                                            314,490,219
                                                         --------------
         Telecommunications -- 16.4%
           General Motors Corp.
            (Class "H" Stock)(a).............. 1,053,800     24,237,400
           Global Crossing, Ltd.(a)........... 1,579,200     22,602,300
           JDS Uniphase Corp.(a)..............   503,200     20,977,150
           Metromedia Fiber Network, Inc.(a)..   919,600      9,310,950
           Motorola, Inc...................... 1,785,200     36,150,300
           Nextel Communications, Inc.(a).....   959,600     23,750,100
           Nokia Corp. ADR (Finland).......... 2,812,100    122,326,350
           Nortel Networks Corp............... 1,160,100     37,195,706
           NTL, Inc.(a).......................   756,050     18,097,947
           Qwest Communications International
            Inc.(a)........................... 1,453,600     59,597,600
           Vodafone Group PLC, ADR (United
            Kingdom).......................... 2,822,981    101,098,007
                                                         --------------
                                                            475,343,810
                                                         --------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $2,933,850,202).........................  2,815,669,345
                                                         --------------

                                              Principal
                                                Amount
       SHORT-TERM                               (000)
       INVESTMENT -- 3.7%                     ----------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          5.96%, 01/02 /01
          (cost $106,641,000; Note 5)........ $  106,641    106,641,000
                                                         --------------
       TOTAL INVESTMENTS -- 100.6%
        (cost $3,040,491,202; Note 6)...................  2,922,310,345
                                                         --------------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.6)%................................    (16,261,402)
                                                         --------------
       NET ASSETS -- 100.0%............................. $2,906,048,943
                                                         ==============


The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                     SMALL CAPITALIZATION STOCK PORTFOLIO

December 31, 2000



      LONG-TERM INVESTMENTS -- 93.1%
                                                                Value
                                                    Shares    (Note 2)
      COMMON STOCKS                                -------- -------------
      Advertising -- 0.5%
        ADVO, Inc.(a).............................   30,400 $   1,349,000
        Cyrk, Inc.(a).............................   24,100        72,300
        HA-LO Industries, Inc.(a).................   97,800       220,050
        Penton Media, Inc.........................   47,600     1,279,250
                                                            -------------
                                                                2,920,600
                                                            -------------
      Aerospace -- 0.8%
        AAR Corp..................................   40,050       505,631
        Alliant Techsystems, Inc.(a)..............   20,650     1,378,387
        BE Aerospace, Inc.(a).....................   38,300       612,800
        GenCorp, Inc..............................   62,500       601,563
        Kaman Corp. (Class "A" Stock).............   33,400       563,625
        Orbital Sciences Corp.(a).................   56,200       231,825
        Trimble Navigation, Ltd.(a)...............   35,000       840,000
                                                            -------------
                                                                4,733,831
                                                            -------------
      Agricultural Products & Services -- 0.3%
        Agribrands International, Inc.(a).........   14,600       781,100
        Delta & Pine Land Co......................   57,700     1,208,094
                                                            -------------
                                                                1,989,194
                                                            -------------
      Airlines -- 0.8%
        Atlantic Coast Airlines Holdings, Inc.(a).   31,700     1,295,737
        Mesa Air Group, Inc.(a)...................   48,800       341,600
        Midwest Express Holdings, Inc.(a).........   20,800       305,500
        SkyWest, Inc..............................   83,300     2,394,875
                                                            -------------
                                                                4,337,712
                                                            -------------
      Apparel -- 0.9%
        Chico's FAS, Inc.(a)......................   26,200       546,925
        Fossil, Inc.(a)...........................   46,100       667,729
        Genesco Inc.(a)...........................   21,300       520,519
        Pacific Sunwear of California, Inc.(a)....   47,800     1,224,875
        Phillips-Van Heusen Corp..................   41,000       533,000
        Russell Corp..............................   48,000       741,000
        Wolverine World Wide, Inc.................   61,812       942,633
                                                            -------------
                                                                5,176,681
                                                            -------------
      Appliances & Home Furnishings -- 0.1%
        Applica, Inc.(a)..........................   34,400       167,700
        Salton, Inc.(a)(b)........................   18,100       374,444
                                                            -------------
                                                                  542,144
                                                            -------------
      Autos-Cars & Trucks -- 0.4%
        Midas, Inc................................   22,700       270,981
        Myers Industries, Inc.....................   32,083       465,203
        Spartan Motors, Inc.......................   16,500        27,844
        Standard Motor Products, Inc..............   18,500       136,438
        TBC Corp.(a)..............................   31,200       142,350
        Tenneco Automotive, Inc...................   53,200       159,600
        Titan International, Inc..................   30,900       131,325
        Tower Automotive, Inc.(a).................   67,600       608,400
        Wabash National Corp......................   34,300       295,837
                                                            -------------
                                                                2,237,978
                                                            -------------
      Banks and Savings & Loans -- 6.0%
        Anchor BanCorp Wisconsin, Inc.............   34,700       555,200
        Centura Banks, Inc........................   58,800     2,837,100
        Chittenden Corp...........................   39,700     1,203,406
        Commercial Federal Corp...................   81,525     1,584,642

                                                             Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                            -------- -------------
         Banks and Savings & Loans (cont'd.)
           Community First Bankshares, Inc.....   63,300 $   1,194,787
           Cullen/Frost Bankers, Inc...........   78,000     3,261,375
           Downey Financial Corp...............   42,444     2,334,420
           East West Bancorp, Inc..............   16,100       401,494
           First Bancorp/Puerto Rico...........   39,700       937,913
           First Midwest Bancorp, Inc..........   60,800     1,748,000
           GBC Bancorp.........................   17,400       667,725
           Imperial Bancorp(a).................   66,800     1,753,500
           Investors Financial Services Corp...   16,300     1,401,800
           New York Community Bancorp, Inc.....   40,450     1,486,537
           Provident Bankshares Corp...........   39,851       831,890
           Riggs National Corp.................   42,400       590,950
           Silicon Valley Group, Inc.(a).......   51,100     1,469,125
           Southwest Bancorp(a)................   42,500     1,824,844
           Staten Island Bancorp, Inc..........   53,100     1,135,013
           Susquehanna Bancshares, Inc.........   57,000       940,500
           TrustCo Bank Corp...................   91,313     1,112,877
           United Bankshares, Inc..............   61,800     1,313,250
           Washington Federal, Inc.............   78,000     2,218,125
           Whitney Holding Corp................   33,700     1,223,731
                                                         -------------
                                                            34,028,204
                                                         -------------
         Chemicals -- 2.0%
           Arch Chemicals, Inc.................   33,000       585,750
           AVT Corp.(a)........................   46,200       229,556
           Cambrex Corp........................   37,900     1,714,975
           Chemed Corp.........................   15,100       507,738
           Chemfirst, Inc.(a)..................   22,300       491,994
           Georgia Gulf Corp...................   47,000       801,937
           MacDermid, Inc......................   46,200       877,800
           Mississippi Chemical Corp...........   39,072       123,077
           OM Group, Inc.......................   35,800     1,955,575
           Omnova Solutions, Inc...............   58,800       352,800
           Penford Corp........................   10,800       153,900
           PolyOne Corp........................  141,000       828,375
           Quaker Chemical Corp................   13,100       246,444
           Scotts Co. (Class "A" Stock)(a).....   41,900     1,547,681
           TETRA Technologies, Inc.(a).........   20,500       317,750
           WD-40 Co............................   23,200       450,950
           Wellman, Inc........................   33,400       471,775
                                                         -------------
                                                            11,658,077
                                                         -------------
         Collectibles & Gifts -- 0.2%
           Action Performance Cos., Inc.(a)(b).   24,600        58,425
           Department 56, Inc.(a)..............   20,100       231,150
           Enesco Group, Inc.(a)...............   20,200        94,688
           Lennox International, Inc...........   83,500       647,125
                                                         -------------
                                                             1,031,388
                                                         -------------
         Commercial Services -- 3.0%
           ABM Industries, Inc.................   34,000     1,041,250
           Billing Concepts Corp.(a)...........   62,900       125,800
           Bowne & Co., Inc....................   50,000       528,125
           Central Parking Corp................   54,250     1,085,000
           ChoicePoint, Inc.(a)................   41,370     2,712,321
           Consolidated Graphics, Inc.(a)......   19,500       232,781
           CPI Corp............................   11,600       232,000
           Dendrite International, Inc.(a).....   59,850     1,339,144
           eLoyalty Corp.(a)...................   74,200       479,981

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

December 31, 2000


                                                              Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Commercial Services (cont'd.)
           F.Y.I., Inc.(a).......................  23,900 $     881,312
           Foster Wheeler Corp...................  60,600       318,150
           Franklin Covey Co.(a).................  30,700       230,250
           Information Holdings, Inc.(a).........  21,600       506,250
           Information Resources, Inc.(a)........  43,200       143,100
           Insurance Auto Auctions, Inc.(a)......  17,000       204,000
           John H. Harland Co....................  42,400       598,900
           Labor Ready, Inc.(a)..................  61,850       204,878
           MAXIMUS, Inc.(a)......................  31,200     1,090,050
           MemberWorks, Inc.(a)..................  23,200       493,000
           Morrison Management Specialists, Inc..  19,200       670,272
           Nelson Thomas, Inc....................  21,250       148,750
           On Assignment, Inc.(a)................  34,400       980,400
           PAREXEL International Corp.(a)........  36,900       398,981
           Pre-Paid Legal Services, Inc.(a)......  34,000       867,000
           Profit Recovery Group Int'l, Inc.(a)..  72,200       460,275
           Startek, Inc.(a)......................  21,100       324,413
           Symbol Technologies, Inc.(b)..........   3,850       138,600
           Volt Information Sciences, Inc.(a)....  22,500       466,875
                                                          -------------
                                                             16,901,858
                                                          -------------
         Computer Services -- 6.0%
           Actel Corp.(a)........................  36,300       878,006
           American Management
            Systems, Inc.(a)(b)..................  62,450     1,237,291
           Analysts International Corp...........  33,900       129,244
           Aspen Technology, Inc.(a).............  43,000     1,429,750
           Auspex System, Inc.(a)................  63,100       441,700
           Avid Technology, Inc.(a)..............  37,200       679,481
           BISYS Group, Inc.(a)(b)...............  22,800     1,188,450
           Black Box Corp.(a)....................  28,300     1,367,244
           Brooktrout, Inc.(a)...................  18,500       175,172
           CACI International, Inc.
            (Class "A" Stock)(a).................  16,900       388,964
           Cerner Corp.(a).......................  51,700     2,391,125
           Ciber, Inc.(a)........................  88,800       432,900
           Computer Task Group, Inc..............  30,400       119,700
           Epicor Software Corp.(a)..............  23,800        19,338
           ePresence, Inc.(a)....................  35,500       154,203
           FactSet Research Systems, Inc.........  48,400     1,794,188
           Fair, Issac & Co., Inc................  21,800     1,111,800
           FileNet Corp.(a)......................  51,900     1,414,275
           Hutchinson Technology, Inc.(a)........  37,300       512,875
           Insight Enterprises, Inc.(a)..........  62,400     1,119,300
           Kroll-O' Gara Co.(a)..................  33,500       201,000
           Mercury Computer Systems, Inc.(a).....  32,100     1,490,644
           Midway Games, Inc.(a).................  55,930       397,103
           National Data Corp....................  49,225     1,802,866
           NYFIX, Inc.(a)........................  37,300       902,194
           Phoenix Technologies, Ltd.(a).........  39,500       532,633
           Pinnacle Systems, Inc.(a).............  75,500       556,813
           Progress Software Corp.(a)............  53,100       766,631
           QRS Corp.(a)..........................  22,000       281,875
           Radiant Systems, Inc.(a)..............  27,800       569,900
           RadiSys Corp.(a)......................  25,900       670,162
           Read-Rite Corp.(a)....................  93,200       375,713
           RSA Security, Inc.(a).................  59,200     3,130,200
           Scott Technologies, Inc.(a)...........  24,900       557,137

                                                               Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Computer Services (cont'd.)
          SONICblue, Inc.(a)...................... 138,300 $     570,487
          Standard Microsystems Corp.(a)..........  23,900       483,975
          Teledyne Technologies, Inc.(a)..........  46,500     1,098,562
          Xircom, Inc.(a).........................  44,900       695,950
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  46,300     1,888,895
                                                           -------------
                                                              33,957,746
                                                           -------------
        Construction -- 2.4%
          Butler Manufacturing Co.................   9,600       243,000
          Coachmen Industries, Inc................  23,100       242,550
          Dycom Industries, Inc.(a)...............  29,550     1,061,953
          Elcor Corp..............................  29,100       491,063
          Florida Rock Industries, Inc............  27,500     1,075,937
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  36,700     1,463,412
          M.D.C. Holdings, Inc....................  31,300     1,031,335
          NVR, Inc.(a)............................  13,300     1,643,880
          Shaw Group, Inc.(a).....................  60,200     3,010,000
          Simpson Manufacturing Co., Inc.(a)......  18,100       923,100
          Standard Pacific Corp...................  44,850     1,048,369
          Thomas Industries, Inc..................  22,650       526,613
          Washington Group International, Inc.(a).  77,900       637,806
                                                           -------------
                                                              13,399,018
                                                           -------------
        Consumer Cyclical -- 0.1%
          Aaron Rents, Inc........................  29,600       416,250
          JAKKS Pacific, Inc.(a)..................  27,000       246,375
                                                           -------------
                                                                 662,625
                                                           -------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  53,600     1,574,500
                                                           -------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  24,900       169,631
                                                           -------------
        Distribution/ Wholesalers -- 0.4%
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  14,500       230,187
          Castle (A.M.) & Co......................  20,400       204,000
          SCP Pool Corp.(a).......................  25,500       766,594
          United Stationers, Inc.(a)..............  51,500     1,236,000
                                                           -------------
                                                               2,436,781
                                                           -------------
        Diversified Manufacturing Operations -- 1.1%
          Barnes Group, Inc.......................  27,900       554,513
          CLARCOR, Inc............................  36,600       757,162
          CUNO, Inc.(a)...........................  24,600       659,587
          Griffon Corp.(a)........................  44,200       348,075
          Insteel Industries, Inc.(a).............   6,500        11,781
          Intermet Corp...........................  28,300       102,588
          Lydall, Inc.(a).........................  23,600       205,025
          Mueller Industries, Inc.(a).............  50,300     1,348,669
          SPS Technologies, Inc.(a)...............  19,200     1,052,400
          Standex International Corp..............  18,400       379,500
          Valmont Industries, Inc.................  34,100       626,587
                                                           -------------
                                                               6,045,887
                                                           -------------
        Diversified Operations
          Harbor Global Co., Ltd.(a)..............   7,300        36,500
                                                           -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

December 31, 2000


                                                             Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                            ------- -------------
          Drugs & Medical Supplies -- 5.7%
            Advanced Tissue Sciences, Inc.(a)...  93,400 $     283,119
            Alliance Pharmaceutical Corp.(a)....  71,600       617,550
            Cephalon, Inc.(a)(b)................  61,700     3,906,381
            Coherent, Inc.(a)...................  40,700     1,322,750
            CONMED Corp.(a).....................  23,100       395,588
            COR Therapeutics, Inc.(a)(b)........  24,200       851,538
            Cygnus, Inc.(a).....................  40,600       197,925
            CyroLife, Inc.(a)...................  21,400       647,350
            Diagnostic Products Corp............  20,800     1,136,200
            Enzo Biochem, Inc.(a)...............  38,518       958,135
            Hologic, Inc.(a)....................  23,200       123,250
            IDEXX Laboratories, Inc.(a).........  50,000     1,100,000
            Immune Response Corp.(a)............  44,100       115,763
            Invacare Corp.......................  44,800     1,534,400
            Medicis Pharmaceutical Corp.
             (Class "A" Stock)(a)...............  44,400     2,625,150
            NBTY, Inc.(a)....................... 102,900       488,775
            Noven Pharmaceuticals, Inc.(a)......  33,300     1,244,587
            Osteotech, Inc.(a)..................  21,000        99,750
            Owens & Minor, Inc..................  49,800       883,950
            PolyMedica Corp.(a).................  20,000       667,500
            Priority Healthcare Corp.(a)........  68,332     2,788,800
            Regeneron Pharmaceuticals, Inc.(a)..  55,300     1,950,189
            ResMed, Inc.(a)(b)..................  46,400     1,850,200
            Respironics, Inc.(a)................  44,200     1,259,700
            SpaceLabs Medical, Inc.(a)..........  14,300       185,900
            Sybron Dental Specialties, Inc.(a)..  51,900       875,812
            Syncor International Corp.(a).......  36,100     1,313,137
            Techne Corp.(a).....................  62,400     2,250,300
            Vital Signs, Inc....................  18,400       591,100
                                                         -------------
                                                            32,264,799
                                                         -------------
          Electrical Equipment -- 2.4%
            Anixter International, Inc.(a)......  55,300     1,195,863
            Baldor Electric Co..................  50,366     1,063,982
            C&D Technologies, Inc...............  39,400     1,701,588
            C-Cube Microsystems, Inc.(a)........  74,100       912,356
            Gentex Corp.(a)..................... 110,500     2,058,062
            KEMET Corp.(a)......................  23,500       355,438
            Kent Electronics Corp.(a)...........  42,900       707,850
            Kulicke & Soffa Industries, Inc.(a).  73,200       823,500
            MagneTek, Inc.(a)...................  18,800       244,400
            SLI, Inc............................  52,000       334,750
            Technitrol, Inc.....................  50,000     2,056,250
            Valence Technology, Inc.(a).........  56,900       529,881
            Vicor Corp.(a)......................  63,700     1,934,887
                                                         -------------
                                                            13,918,807
                                                         -------------
          Electronic Components -- 1.0%
            Alliance Semiconductor Corp.(a).....  62,000       701,375
            APW, Ltd.(a)........................  59,000     1,991,250
            AXT, Inc.(a)........................  32,400     1,071,225
            Bel Fuse, Inc. Class B..............  10,900       370,600
            Cymer, Inc.(a)......................  33,100       851,808
            Rogers Corp.(a).....................  12,800       525,600
            Supertex, Inc.(a)...................  13,200       260,906
                                                         -------------
                                                             5,772,764
                                                         -------------

                                                                Value
       COMMON STOCKS                                 Shares   (Note 2)
       (Continued)                                   ------- -----------
       Electronics -- 3.6%
         Alpha Industries, Inc.(a)..................  64,000 $ 2,368,000
         Analogic Corp..............................  19,100     851,144
         Artesyn Technologies, Inc.(a)..............  57,300     909,637
         Audiovox Corp.(a)..........................  33,900     305,100
         Belden, Inc................................  36,800     933,800
         Benchmark Electronics, Inc.(a).............  29,100     656,569
         BMC Industries, Inc........................  41,100     200,363
         Cable Design Technologies Corp.(a).........  65,050   1,093,653
         Checkpoint Systems, Inc.(a)................  45,200     336,175
         Cohu, Inc..................................  30,500     425,094
         CTS Corp...................................  41,800   1,523,087
         Dionex Corp.(a)............................  33,100   1,141,950
         Electro Scientific Industries, Inc.(a).....  40,100   1,122,800
         Electroglas, Inc.(a).......................  31,000     474,687
         Esterline Technologies Corp.(a)............  25,900     679,875
         Helix Technology Corp......................  33,900     802,477
         Innovex, Inc.(a)...........................  22,300     150,525
         Intermagnetics General Corp.(a)............  22,056     369,438
         Itron, Inc.(a)(b)..........................  22,900      83,013
         Keithley Instruments, Inc..................  16,800     723,450
         Methode Eletronics, Inc. (Class "A" Stock)   53,700   1,231,744
         Park Electrochemical Corp..................  23,800     730,362
         Photronics, Inc.(a)........................  44,500   1,042,969
         Pioneer-Standard Electronics, Inc.(b)......  41,100     452,100
         Robotic Vision Systems, Inc.(a)(b).........  52,900     145,475
         Three-Five Systems, Inc.(a)................  32,450     584,100
         Ultratech Stepper, Inc.(a).................  31,700     820,237
         X-Rite, Inc................................  31,800     248,438
                                                             -----------
                                                              20,406,262
                                                             -----------
       Energy -- 0.9%
         Advanced Energy Industries, Inc.(a)........  41,000     922,500
         NUI Corp...................................  19,600     630,875
         UGI Corp...................................  40,100   1,015,031
         Unisource Energy Corp......................  48,500     912,406
         Veritas DGC, Inc.(a).......................  44,400   1,434,120
                                                             -----------
                                                               4,914,932
                                                             -----------
       Engineering -- 0.1%
         URS Corp.(a)...............................  24,900     365,719
                                                             -----------
       Environmental Services -- 0.4%
         Ionics, Inc.(a)............................  24,100     683,837
         Tetra Tech, Inc.(a)........................  59,450   1,894,969
                                                             -----------
                                                               2,578,806
                                                             -----------
       Financial Services -- 3.5%
         AmeriCredit Corp.(a).......................  27,800     757,550
         Commerce Bancorp, Inc......................  46,694   3,192,703
         Dain Rauscher Corp.........................  19,700   1,865,344
         Eaton Vance Corp........................... 104,900   3,383,025
         Hudson United Bancorp......................  78,992   1,653,895
         Jeffries Group, Inc........................  36,600   1,143,750
         MAF Bancorp, Inc...........................  34,000     966,875
         Morgan Keegan, Inc.........................  42,800   1,134,200
         Radian Group, Inc..........................  14,900   1,118,431
         Raymond James Financial, Inc...............  69,118   2,410,490
         South Financial Group, Inc.................  63,900     846,675
         Southwest Securities Group, Inc.(b)........  23,960     619,965
         Tucker Anthony Sutro Corp..................  32,900     808,106
                                                             -----------
                                                              19,901,009
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

December 31, 2000


                                                                Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Food & Beverage -- 2.5%
        American Italian Pasta Co.
         (Class "A" Stock)(a)......................  27,700 $     742,706
        Chiquita Brands International, Inc.(a)(b)..  59,775        59,775
        Coca-Cola Bottling Co......................  13,200       499,950
        Constellation Brands, Inc.
         (Class "A" Stock)(a)......................  27,400     1,609,750
        Corn Products International, Inc...........  52,600     1,528,687
        Earthgrains Co.............................  63,000     1,165,500
        Fleming Cos., Inc..........................  58,700       693,394
        Hain Celestial Group, Inc.(a)..............  47,800     1,553,500
        International Multifoods Corp.(a)..........  28,200       572,813
        J & J Snack Foods Corp.(a).................  12,400       208,475
        Michael Foods, Inc.........................  27,300       822,412
        Nash-Finch Co..............................  17,200       201,025
        Performance Food Group Co.(a)..............  21,300     1,091,958
        Ralcorp Holdings, Inc.(a)..................  44,800       733,600
        Smithfield Foods, Inc.(a)..................  82,000     2,492,800
        United Natural Foods, Inc.(a)..............  26,900       474,113
                                                            -------------
                                                               14,450,458
                                                            -------------
      Furniture -- 0.7%
        Bassett Furniture Industries, Inc..........  17,200       193,500
        Ethan Allen Interiors, Inc.................  59,250     1,984,875
        Interface, Inc.............................  76,400       663,725
        La-Z-Boy, Inc..............................  89,900     1,415,925
                                                            -------------
                                                                4,258,025
                                                            -------------
      Healthcare -- 3.1%
        Cooper Companies, Inc......................  21,500       857,313
        Coventry Corp.(a)..........................  88,400     2,359,175
        Datascope Corp.............................  22,300       763,775
        Genzyme Corp.(a)...........................  23,794       206,710
        Laser Vision Centers, Inc.(a)..............  38,000        61,750
        Mentor Corp................................  35,000       682,500
        Organogenesis, Inc.(a).....................  50,900       457,591
        Patterson Dental Co.(a).................... 100,200     3,394,275
        Pharmaceutical Product Development,
         Inc.(a)...................................  37,500     1,863,281
        Renal Care Group, Inc.(a)..................  68,550     1,879,770
        Sierra Health Services, Inc.(a)............  41,025       155,895
        Smith (A.O.) Corp..........................  34,500       588,656
        Sola International, Inc.(a)................  35,600       146,850
        Theragenics Corp.(a).......................  44,100       220,500
        US Oncology, Inc.(a)....................... 137,100       865,444
        Varian Med Systems, Inc.(a)................  47,400     3,220,237
                                                            -------------
                                                               17,723,722
                                                            -------------
      Hospitals/Healthcare Management -- 2.5%
        Accredo Health, Inc.(a)....................  19,500       978,656
        AdvancePCS(a)..............................  43,100     1,961,050
        Curative Health Services, Inc.(a)..........  11,800        65,638
        Mid Atlantic Medical Services, Inc.(a).....  73,800     1,462,163
        Orthodontic Centers of America, Inc.(a)(b).  72,900     2,278,125
        Pediatrix Medical Group, Inc.(a)...........  23,900       575,094
        Province Healthcare Co.(a).................  46,300     1,823,062
        Universal Health Services, Inc.
         (Class ''B'' Stock)(a)....................  44,675     4,992,431
                                                            -------------
                                                               14,136,219
                                                            -------------

                                                                 Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- -------------
      Housing Related -- 1.2%
        Champion Enterprises, Inc.(a)...............  70,800 $     194,700
        D.R. Horton, Inc............................ 100,534     2,456,800
        Fedders Corp................................  50,400       233,100
        Fleetwood Enterprises, Inc..................  49,000       514,500
        National Presto Industries, Inc.............  10,400       319,150
        Ryland Group, Inc...........................  19,825       807,869
        Skyline Corp................................  12,700       240,506
        Toll Brothers, Inc.(a)......................  53,900     2,203,162
                                                             -------------
                                                                 6,969,787
                                                             -------------
      Human Resources -- 0.8%
        Administaff, Inc.(a)........................  41,000     1,115,200
        CDI Corp.(a)................................  28,400       415,350
        Edgewater Technology, Inc.(a)...............  43,100       280,150
        Hall, Kinion & Associates, Inc.(a)..........  19,800       398,475
        Heidrick & Struggles International, Inc.(a).  29,100     1,224,019
        Spherion Corp.(a)...........................  93,700     1,059,981
                                                             -------------
                                                                 4,493,175
                                                             -------------
      Insurance -- 3.1%
        Arthur J. Gallagher & Co....................  22,100     1,406,112
        Delphi Financial Group, Inc.(a).............  30,479     1,173,441
        E.W. Blanch Holdings, Inc...................  19,300       336,544
        Enhance Financial Services Group, Inc.......  57,500       887,656
        Fidelity National Financial, Inc............ 101,161     3,736,634
        First American Corp.........................  95,500     3,139,562
        Fremont General Corp........................ 104,040       292,613
        Hilb, Rogal & Hamilton Co...................  19,900       793,513
        Hooper Holmes, Inc..........................  98,200     1,086,092
        LandAmerica Financial Group, Inc............  11,800       477,163
        Mutual Risk Management, Ltd.................  61,100       927,956
        RLI Corp....................................  14,600       652,438
        SCPIE Holdings, Inc.........................  14,100       333,113
        Selective Insurance Group, Inc..............  37,800       916,650
        Trenwick Group, Ltd.........................  20,750       514,859
        Zenith National Insurance Corp..............  25,600       752,000
                                                             -------------
                                                                17,426,346
                                                             -------------
      Leisure -- 1.3%
        Anchor Gaming(a)............................  22,400       873,600
        Aztar Corp.(a)..............................  59,500       769,781
        Huffy Corp.(a)..............................  15,200        98,800
        K2, Inc.(a).................................  26,800       214,400
        Marcus Corp.................................  43,725       606,684
        Pinnacle Entertainment, Inc.(a).............  39,400       531,900
        Polaris Industries, Inc.....................  35,700     1,419,075
        Prime Hospitality Corp.(a)..................  66,600       774,225
        Sturm Ruger & Co., Inc......................  39,800       375,613
        Thor Industries, Inc........................  17,900       353,525
        Winnebago Industries, Inc...................  32,000       562,000
        WMS Industries, Inc.(a).....................  28,800       579,600
                                                             -------------
                                                                 7,159,203
                                                             -------------
      Machinery -- 2.5%
        Applied Industrial Technologies, Inc........  29,900       614,819
        Astec Industries, Inc.(a)...................  28,900       381,119
        Cognex Corp.(a).............................  65,200     1,442,550
        Dril-Quip, Inc.(a)..........................  25,900       885,456
        Flow International Corp.(a).................  21,200       233,200

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

December 31, 2000


                                                              Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              -------- -------------
        Machinery (cont'd.)
          Gardner Denver, Inc.(a)...............   22,500 $     479,250
          Graco, Inc............................   29,700     1,228,837
          IDEX Corp.............................   44,300     1,467,437
          JLG Industries, Inc...................   63,700       676,813
          Lindsay Manufacturing Co..............   17,612       398,472
          Manitowoc Co., Inc....................   37,112     1,076,248
          Milacron, Inc.........................   50,600       812,762
          Paxar Corp.(a)........................   63,452       646,417
          Photon Dynamics, Inc.(a)..............   17,800       400,500
          Regal-Beloit Corp.....................   31,300       533,978
          Robbins & Myers, Inc..................   16,300       393,238
          Roper Industries, Inc.................   45,700     1,510,956
          Royal Appliance Manufacturing Co.(a)..   21,300        85,200
          SpeedFam-IPEC, Inc.(a)................   44,700       270,994
          Toro Co...............................   18,600       682,387
                                                          -------------
                                                             14,220,633
                                                          -------------
        Media -- 0.5%
          4Kids Entertainment, Inc.(a)(b).......   18,100       161,769
          Catalina Marketing Corp.(a)(b)........   27,900     1,086,356
          Harman International Industries, Inc..   48,400     1,766,600
                                                          -------------
                                                              3,014,725
                                                          -------------
        Metals-Ferrous -- 0.6%
          Birmingham Steel Corp.(a).............   24,600        24,600
          Cleveland-Cliffs, Inc.................   15,400       332,063
          Commercial Metals Co..................   19,800       440,550
          Material Sciences Corp.(a)............   21,525       165,473
          Quanex Corp...........................   20,425       411,053
          Reliance Steel & Aluminum Co..........   38,500       952,875
          Steel Dynamics, Inc.(a)...............   68,400       752,400
          Steel Technologies, Inc...............   15,600        85,800
                                                          -------------
                                                              3,164,814
                                                          -------------
        Metals-Non Ferrous -- 0.3%
          Amcast Industrial Corp................   12,600       125,213
          Brush Engineered Materials, Inc.......   24,900       502,669
          Commonwealth Industries, Inc..........   24,800       111,600
          IMCO Recycling, Inc...................   22,800       121,125
          RTI International Metals, Inc.(a).....   31,400       449,412
          Wolverine Tube, Inc.(a)...............   17,900       214,621
                                                          -------------
                                                              1,524,640
                                                          -------------
        Miscellaneous Basic Industry -- 0.8%
          Apogee Enterprises, Inc...............   41,100       220,912
          Brightpoint, Inc.(a)..................   82,800       289,800
          Lawson Products, Inc..................   14,600       396,937
          Libbey, Inc...........................   22,400       680,400
          Meade Instruments Corp.(a)............   24,600       161,438
          Texas Industries, Inc.................   31,700       951,000
          Tredegar Industries, Inc..............   56,850       991,322
          Watsco, Inc...........................   39,800       458,496
          Watts Industries, Inc.
           (Class "A" Stock)....................   39,400       546,675
                                                          -------------
                                                              4,696,980
                                                          -------------
        Miscellaneous-Consumer Growth/Stable -- 0.1%
          Hughes Supply, Inc....................   35,250       632,385
                                                          -------------

                                                               Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------- -----------
         Networking -- 0.8%
           Aeroflex, Inc.(a).......................  86,900 $ 2,505,164
           C-COR.net Corp.(a)......................  50,100     486,909
           DMC Stratex Networks, Inc.(a)........... 110,500   1,657,500
           Visual Networks, Inc.(a)................  46,600     151,450
                                                            -----------
                                                              4,801,023
                                                            -----------
         Office Equipment & Supplies -- 0.2%
           Nashua Corp.(a).........................   9,000      39,960
           New England Business Service, Inc.......  19,900     363,175
           Standard Register Co....................  41,200     587,100
                                                            -----------
                                                                990,235
                                                            -----------
         Oil & Gas -- 3.5%
           Cabot Oil & Gas Corp. (Class "A" Stock)   43,400   1,353,537
           Cascade Natural Gas Corp................  16,622     312,701
           Cross (A.T.) Co. (Class "A" Stock)(a)...  24,200     107,388
           Cross Timbers Oil Co.................... 105,062   2,915,470
           Laclede Gas Co..........................  28,200     659,175
           Newfield Exploration Co.(a).............  62,950   2,986,191
           Northwest Natural Gas Co................  37,600     996,400
           Nuevo Energy Co.(a).....................  26,400     457,050
           Piedmont Natural Gas Co., Inc...........  47,900   1,829,181
           Remington Oil and Gas Corp.(a)..........  32,000     416,000
           Southern Union Co.......................  74,660   1,978,490
           Southwest Gas Corp......................  46,700   1,021,563
           Swift Energy Co.(a).....................  32,300   1,215,288
           Tom Brown, Inc.(a)......................  42,750   1,405,406
           Vintage Petroleum, Inc..................  93,300   2,005,950
                                                            -----------
                                                             19,659,790
                                                            -----------
         Oil & Gas Services -- 4.4%
           Atwood Oceanics, Inc.(a)................  20,800     911,248
           Barrett Resources Corp.(a)..............  49,710   2,824,149
           Cal Dive International, Inc.(a).........  47,700   1,270,012
           Energen Corp............................  45,100   1,451,656
           Friede Goldman Halter, Inc.(a)..........  73,013     260,109
           HS Resources, Inc.(a)...................  27,000   1,144,125
           Input/Output, Inc.(a)...................  75,600     770,175
           Louis Dreyfus Natural Gas Corp.(a)......  65,100   2,982,394
           New Jersey Resources Corp...............  26,600   1,150,450
           Oceaneering International, Inc.(a)......  34,500     670,594
           Offshore Logistics, Inc.(a).............  31,800     685,191
           Patina Oil & Gas Corp...................  29,700     712,800
           Plains Resources, Inc.(a)...............  26,300     555,587
           Pogo Producing Co.......................  59,900   1,864,387
           Pride International, Inc.(a)(b).........  99,800   2,457,575
           SEACOR SMIT, Inc.(a)....................  25,300   1,331,412
           Seitel, Inc.(a).........................  36,494     672,858
           Southwestern Energy Co..................  37,300     386,988
           St. Mary Land & Exploration Co..........  33,900   1,129,294
           Stone Energy Corp.(a)...................  27,700   1,788,035
                                                            -----------
                                                             25,019,039
                                                            -----------
         Paper & Forest Products -- 0.7%
           Brady (W.H.) Co. (Class "A" Stock)......  34,100   1,153,006
           Buckeye Technologies, Inc.(a)...........  52,300     735,469
           Caraustar Industries, Inc...............  38,300     359,063
           Chesapeake Corp.........................  22,500     462,656
           Pope & Talbot, Inc......................  20,825     350,120

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

December 31, 2000


                                                               Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Paper & Forest Products (cont'd.)
          Schweitzer-Mauduit Int'l, Inc............. 22,500 $   430,875
          Universal Forest Products, Inc............ 30,000     397,500
                                                            -----------
                                                              3,888,689
                                                            -----------
        Pharmaceuticals -- 1.1%
          Alpharma, Inc.(b)......................... 59,500   2,610,563
          Bindley Western Industries, Inc........... 52,466   2,180,618
          Bio-Technology General Corp.(a)........... 82,100     579,831
          Elan Corp. PLC, ADR (Ireland)(a)(b)....... 16,876     790,008
                                                            -----------
                                                              6,161,020
                                                            -----------
        Photography -- 0.1%
          Polaroid Corp............................. 66,100     384,206
                                                            -----------
        Precious Metals -- 0.4%
          Stillwater Mining Co.(a).................. 58,200   2,290,170
                                                            -----------
        Restaurants -- 2.0%
          Applebee's Int'l, Inc..................... 38,000   1,194,625
          CEC Entertainment, Inc.(a)................ 39,975   1,364,147
          Cheesecake Factory, Inc.(a)............... 46,225   1,773,884
          IHOP Corp.(a)............................. 29,500     639,781
          Jack In The Box, Inc.(a).................. 57,400   1,689,713
          Landry's Seafood Restaurants, Inc......... 32,400     321,975
          Luby's, Inc............................... 33,700     202,200
          P.F. Chang's China Bistro, Inc.(a)........ 12,400     389,825
          RARE Hospitality International, Inc.(a)... 24,100     537,731
          Ruby Tuesday, Inc......................... 92,000   1,403,000
          Ryan's Family Steak Houses, Inc.(a)....... 47,400     447,338
          Sonic Corp.(a)............................ 39,687     925,203
          TriArc Companies, Inc.
           (Class "A" Stock)(a)..................... 32,800     795,400
                                                            -----------
                                                             11,684,822
                                                            -----------
        Retail -- 6.5%
          99 Cents Only Stores(a)................... 50,600   1,385,175
          AnnTaylor Stores Corp.(a)................. 43,300   1,079,794
          Arctic Cat, Inc........................... 35,900     417,338
          Bombay Company, Inc.(a)................... 49,100      95,131
          Books-A-Million, Inc.(a).................. 27,100      37,263
          Brown Shoe Co., Inc....................... 26,850     349,050
          Building Materials Corp.(a)............... 18,900     160,650
          Burlington Coat Factory Warehouse Corp.... 65,500   1,240,406
          Caseys Gen. Stores, Inc................... 74,000   1,105,375
          Cash America International, Inc........... 38,043     166,438
          Cato Corp. (Class "A" Stock).............. 37,000     508,750
          Consolidated Products, Inc................ 43,082     296,189
          Copart, Inc.(a)........................... 80,400   1,728,600
          Cost Plus, Inc.(a)........................ 31,500     925,312
          DAMARK International, Inc.(a).............  8,800      52,250
          Discount Auto Parts, Inc.(a).............. 25,000     137,500
          Dress Barn, Inc.(a)....................... 26,900     780,100
          Factory 2-U Stores, Inc.(a)............... 18,800     622,750
          Footstar, Inc.(a)......................... 29,000   1,435,500
          Goody's Family Clothing, Inc.(a).......... 48,600     218,700
          Gottschalks, Inc.(a)...................... 18,700      77,138
          Great Atlantic & Pacific Tea Co., Inc.(a). 57,000     399,000
          Group 1 Automotive, Inc.(a)............... 30,000     281,250
          Gymboree Corp.(a)......................... 36,500     506,438
          Hancock Fabrics, Inc...................... 26,100      89,719

                                                               Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                                 ------- -------------
       Retail (cont'd.)
         J. Baker, Inc............................  20,800 $      93,600
         Jo-Ann Stores, Inc. (Class "A" Stock)(a).  24,100       158,156
         K-Swiss, Inc. (Class "A" Stock)..........  14,900       372,500
         Lillian Vernon Corp......................  13,000        91,000
         Linens 'n Things, Inc.(a)................  60,200     1,663,025
         Mayor's Jewelers, Inc.(a)................  29,000        83,375
         Michaels Stores, Inc.(a).................  54,500     1,444,250
         O'Reilly Automotive, Inc.(a).............  77,100     2,062,425
         Panera Bread Co. (Class "A" Stock)(a)....  19,000       433,438
         Pep Boys-Manny, Moe & Jack...............  79,800       289,275
         Pier 1 Imports, Inc...................... 144,550     1,490,672
         Quiksilver, Inc.(a)......................  33,700       652,937
         Regis Corp...............................  61,300       888,850
         Russ Berrie & Co., Inc...................  29,700       627,413
         School Specialty, Inc.(a)................  26,300       527,644
         Shopko Stores, Inc.(a)...................  42,900       214,500
         Stein Mart, Inc.(a)......................  63,700       740,512
         Stride Rite Corp.........................  62,600       438,200
         The Men's Wearhouse, Inc.(a).............  62,050     1,690,862
         Timberland Co. (Class "A" Stock)(a)......  59,800     3,999,125
         Ultimate Electronics, Inc.(a)............  12,700       278,606
         Wet Seal, Inc.(a)........................  20,800       427,700
         Whole Foods Market, Inc.(a)(b)...........  39,500     2,414,437
         Zale Corp.(a)............................  52,200     1,517,062
                                                           -------------
                                                              36,695,380
                                                           -------------
       Semiconductors -- 0.8%
         DuPont Photomasks, Inc.(a)...............  20,700     1,093,866
         ESS Technology, Inc.(a)..................  65,500       335,687
         General Semiconductor, Inc.(a)...........  56,800       355,000
         Kopin Corp.(a)...........................  80,800       893,850
         Pericom Semiconductor Corp.(a)...........  36,700       678,950
         TelCom Semiconductor, Inc.(a)............  27,300       310,538
         Varian Semiconductor Equipment
          Associates, Inc.(a).....................  37,400       888,250
                                                           -------------
                                                               4,556,141
                                                           -------------
       Software -- 2.8%
         Avant! Corp.(a)..........................  57,800     1,058,463
         BARRA, Inc.(a)...........................  30,800     1,451,450
         Concord Communications, Inc.(a)..........  24,500       214,375
         Davox Corp.(a)...........................  19,200       187,200
         Exabyte Corp.(a).........................  34,800       119,625
         Gerber Scientific, Inc...................  32,800       280,850
         Great Plains Software, Inc.(a)...........  30,200     1,421,287
         HNC Software, Inc.(a)....................  48,400     1,436,875
         Hyperion Solutions Corp.(a)..............  49,070       757,518
         MICROS Systems, Inc.(a)..................  26,000       474,500
         National Instruments Corp.(a)............  75,800     3,681,037
         PC-Tel, Inc.(a)..........................  21,800       234,350
         Project Software & Development, Inc.(a)..  32,800       352,088
         Rainbow Technologies, Inc.(a)............  29,200       461,725
         Remedy Corp.(a)..........................  46,300       766,844
         Saga Systems, Inc.(a)....................  43,279       495,004
         SCM Microsystems, Inc.(a)................   8,300       273,900
         SPSS, Inc.(a)............................  15,100       333,144
         THQ, Inc.(a).............................  29,550       720,281
         Verity, Inc.(a)..........................  49,700     1,195,906

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

December 31, 2000


                                                                Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Software (cont'd.)
        Zixit Corp.(a).............................  24,900 $     217,875
                                                            -------------
                                                               16,134,297
                                                            -------------
      Supermarkets -- 0.1%
        Kronos, Inc.(a)............................  18,600       575,438
                                                            -------------
      Technology -- 0.1%
        Systems & Computer Technology Corp(a)        49,000       603,313
                                                            -------------
      Telecommunications -- 1.6%
        Adaptive Broadband Corp.(a)................  56,400       345,450
        Allen Telecom, Inc.(a).....................  42,100       755,169
        Aspect Communications Corp.(a).............  77,100       620,414
        Aware, Inc.(a).............................  34,000       603,500
        Boston Communications Group, Inc.(a).......  17,900       498,962
        Digi International, Inc.(a)................  22,700       139,038
        General Communication, Inc.(a).............  76,600       536,200
        Harmonic, Inc.(a)..........................  72,900       414,619
        Intermediate Telephone, Inc................  39,500       303,656
        International FiberCom, Inc.(a)............  32,900       162,444
        InterVoice-Brite, Inc.(a)..................  49,200       356,700
        Network Equipment Technologies, Inc.(a)      32,600       209,863
        P-COM, Inc.(a)............................. 119,100       364,744
        Pac-West Telecomm, Inc.(a).................  54,000       185,625
        Plantronics, Inc.(a).......................  25,400     1,193,800
        Proxim, Inc.(a)............................  39,500     1,698,500
        Symmetricom, Inc.(a).......................  35,350       344,662
        TALK.com, Inc.(a)..........................  51,700        74,319
        ViaSat, Inc.(a)............................  32,900       431,812
                                                            -------------
                                                                9,239,477
                                                            -------------
      Textiles -- 0.8%
        Angelica Corp..............................  12,900       120,938
        Ashworth, Inc.(a)..........................  19,800       128,700
        Cone Mills Corp.(a)........................  38,000        97,375
        Dixie Group, Inc.(a).......................  17,300        41,088
        G & K Services, Inc. (Class "A" Stock).....  30,700       863,437
        Haggar Corp................................   9,700       111,550
        Hartmarx Corp.(a)..........................  43,700       103,788
        Kellwood Co................................  35,875       757,859
        Nautica Enterprises, Inc.(a)...............  47,600       725,156
        Oshkosh B'Gosh, Inc. (Class "A" Stock).....  18,300       338,550
        Oxford Industries, Inc.....................  11,200       170,800
        Springs Industries, Inc. (Class "A" Stock).  26,300       853,106
                                                            -------------
                                                                4,312,347
                                                            -------------
      Timber -- 0.1%
        Deltic Timber Corp.........................  18,000       429,750
                                                            -------------
      Tobacco -- 0.1%
        DIMON, Inc.................................  65,975       362,863
                                                            -------------
      Transportation
        Pegasus Systems, Inc.(a)...................  37,100       257,381
                                                            -------------
      Trucking/Shipping -- 2.3%
        American Freightways, Corp.(a).............   1,398        39,057
        Arkansas Best Corp.(a).....................  29,900       547,544
        Arnold Industries, Inc.....................  13,900       250,200
        Expeditors International of Washington,
         Inc.......................................  29,900     1,605,256
        Forward Air Corp.(a).......................  32,000     1,194,000
        Fritz Companies, Inc.(a)...................  55,300       335,256
        Frozen Food Express Industries, Inc........  14,100        27,759
        Heartland Express, Inc.(a).................  37,149       847,462

                                                               Value
       COMMON STOCKS                             Shares       (Note 2)
       (Continued)                             ----------- --------------
       Trucking/Shipping (cont'd.)
         Kirby Corp.(a).......................      36,000 $      756,000
         Landstar System, Inc.(a).............      12,700        704,056
         M.S. Carriers, Inc.(a)...............      16,800        550,200
         Monaco Coach Corp.(a)................      28,300        500,556
         Oshkosh Truck Corp...................      25,000      1,100,000
         Roadway Express, Inc.................      28,800        610,200
         Rollins Truck Leasing Corp...........      86,500        692,000
         USFreightways Corp...................      38,900      1,170,039
         Werner Enterprises, Inc..............      70,412      1,197,004
         Yellow Corp.(a)(d)...................      35,700        726,830
                                                           --------------
                                                               12,853,419
                                                           --------------
       Utility - Electric -- 1.7%
         Atmos Energy Corp....................      48,100      1,172,437
         Avista Corp..........................      70,700      1,449,350
         Bangor Hydro-Electric Co.............      10,975        281,920
         Central Vermont Public Service Corp..      17,300        210,844
         CH Energy Group, Inc.................      25,000      1,118,750
         Green Mountain Power Corp............       8,300        103,750
         NorthWestern Corp....................      34,500        797,813
         Philadelphia Suburban Corp...........      77,038      1,887,431
         RGS Energy Group, Inc.(b)............      51,800      1,680,262
         UIL Holdings Corp....................      21,425      1,065,894
                                                           --------------
                                                                9,768,451
                                                           --------------
       Utility - Water -- 0.1%
         American States Water Co.............      14,100        519,938
                                                           --------------
       TOTAL LONG-TERM INVESTMENTS
         (cost $513,111,193)............................      529,021,754
                                                           --------------
       SHORT-TERM INVESTMENTS -- 10.5%
       MUTUAL FUNDS -- 3.1%
         Prudential Core Investment Fund --
           Taxable Money Market Series(c).....  17,708,567     17,708,567

                                                           ---------

                                       Moody's   Principal
                                       Rating     Amount
                                     (Unaudited)   (000)
                                     ----------- ---------
           U.S. Government Obligations --0.5%
             United States Treasury
              Bills,
              5.52%, 03/15/01(d)....     Aaa        $2,150 2,122,308
              5.67%, 03/15/01(d)....     Aaa           400   395,401
              5.73%, 03/15/01(d)....     Aaa           375   370,643
                                                           ---------
                                                           2,888,352
                                                           ---------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

December 31, 2000




                                      Principal
                                       Amount       Value
                                        (000)     (Note 2)
                                      --------- ------------
Repurchase Agreement -- 6.9%
  Joint Repurchase Agreement Account
   5.96%, 01/02/01 (Note 5).....        $39,210 $ 39,210,000
                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $59,806,918).........................     59,806,919
                                                ------------
TOTAL INVESTMENTS -- 103.6%
  (cost $572,918,111; Note 6)................    588,828,673
VARIATION MARGIN ON OPEN
 FUTURES CONTRACTS(e) -- (0.01)%...............     (666,900
OTHER LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (3.5)%.............................. $(19,834,882
                                                ------------
NET ASSETS -- 100.0%........................... $568,326,891
                                                ============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $16,976,379; cash collateral of $17,611,118 was received with which the portfolio purchased securities.

(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d) Security segregated as collateral for futures contracts.

(e) Open futures contracts as of December 31, 2000 are as follows:

   Number of                         Expiration  Value at       Value at
   Contracts            Type            Date    Trade Date  December 31, 2000 Appreciation
Long Positions:
      124       S&P MidCap 400 Index   Mar 01   $31,504,650       $32,404,300     $899,650
       8        Russell 2000 Index     Mar 01     1,914,000         1,955,200       41,200
                                                                              ------------
                                                                                  $940,850
                                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                             STOCK INDEX PORTFOLIO

December 31, 2000



          LONG-TERM INVESTMENTS -- 98.8%                   Value
                                              Shares     (Note 2)
          COMMON STOCKS                       ------- ---------------
          Advertising -- 0.1%
            Omnicom Group, Inc...............  65,700 $     5,444,887
                                                      ---------------
          Aerospace -- 1.3%
            Boeing Co........................ 318,536      21,023,376
            General Dynamics Corp............  71,000       5,538,000
            Lockheed Martin Corp............. 148,298       5,034,717
            Northrop Grumman Corp............  24,200       2,008,600
            Raytheon Co. (Class "B" Stock)... 123,018       3,821,247
            Rockwell International Corp......  64,400       3,067,050
            United Technologies Corp......... 166,600      13,098,925
                                                      ---------------
                                                           53,591,915
                                                      ---------------
          Airlines -- 0.3%
            AMR Corp.........................  55,300       2,167,069
            Delta Airlines, Inc..............  44,000       2,208,250
            Southwest Airlines Co............ 175,225       5,875,294
            US Airways Group, Inc.(a)........  25,100       1,018,119
                                                      ---------------
                                                           11,268,732
                                                      ---------------
          Apparel -- 0.1%
            Nike, Inc. (Class "B" Shares)(b).  96,800       5,402,650
            Reebok International, Ltd........  19,000         519,460
                                                      ---------------
                                                            5,922,110
                                                      ---------------
          Autos - Cars & Trucks -- 0.9%
            Cummins Engine Co., Inc..........  14,400         546,300
            Dana Corp........................  53,794         823,721
            Delphi Automotive Systems Corp... 206,044       2,317,995
            Ford Motor Co.................... 671,945      15,748,711
            General Motors Corp.............. 192,700       9,815,656
            Genuine Parts Co.................  65,925       1,726,411
            Johnson Controls, Inc............  32,000       1,664,000
            Navistar International Corp.(a)..  23,900         625,881
            PACCAR, Inc......................  29,160       1,436,130
            TRW, Inc.........................  44,200       1,712,750
            Visteon Corp.....................  57,964         666,586
                                                      ---------------
                                                           37,084,141
                                                      ---------------
          Banks and Savings & Loans -- 5.3%
            AmSouth Bancorporation........... 134,900       2,057,225
            Bank of New York Co., Inc........ 262,400      14,481,200
            Bank One Corp.................... 412,345      15,102,136
            BankAmerica Corp................. 584,444      26,811,368
            Capital One Financial Corp.......  70,200       4,620,037
            Charter One Financial, Inc.......  59,115       1,706,946
            Chase Manhattan Corp............. 460,441      20,921,288
            Comerica, Inc....................  54,250       3,221,094
            Fifth Third Bancorp.............. 164,400       9,822,900
            First Union Corp................. 354,378       9,856,138
            Firstar Corp..................... 345,460       8,031,945
            Golden West Financial Corp.......  56,600       3,820,500
            Huntington Bancshares, Inc.......  93,775       1,517,983
            KeyCorp.......................... 151,900       4,253,200
            Mellon Financial Corp............ 175,000       8,607,812
            National City Corp............... 215,200       6,187,000
            Northern Trust Corp..............  79,200       6,459,750
            PNC Bank Corp.................... 104,800       7,656,950
            Providian Financial Corp......... 105,100       6,043,250
            SouthTrust Corp..................  59,400       2,416,838
            State Street Corp................  57,100       7,092,391

                                                                Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- ---------------
      Banks and Savings & Loans (cont'd.)
        Summit Bancorp..........................    63,900 $     2,440,181
        Suntrust Banks, Inc.....................   107,700       6,785,100
        U.S. Bancorp............................   268,926       7,849,278
        Union Planters Corp.(b).................    46,900       1,676,675
        Wells Fargo & Co........................   593,360      33,042,735
                                                           ---------------
                                                               222,481,920
                                                           ---------------
      Chemicals -- 1.0%
        Air Products & Chemicals, Inc...........    79,000       3,239,000
        Dow Chemical Co.(b).....................   243,600       8,921,850
        Du Pont (E.I.) de Nemours & Co..........   370,391      17,894,515
        Eastman Chemical Co.....................    27,600       1,345,500
        Engelhard Corp..........................    49,875       1,016,203
        FMC Corp.(a)............................     8,800         630,850
        Great Lakes Chemical Corp...............    20,600         766,063
        Hercules, Inc...........................    37,400         712,938
        Praxair, Inc............................    59,100       2,622,562
        Rohm & Haas Co..........................    79,100       2,872,319
        Sigma-Aldrich Corp......................    27,400       1,077,162
        Union Carbide Corp......................    45,600       2,453,850
                                                           ---------------
                                                                43,552,812
                                                           ---------------
      Commercial Services -- 0.1%
        Cendant Corp.(a)(b).....................   255,618       2,460,323
        Convergys Corp.(a)(b)...................    45,700       2,070,781
        Deluxe Corp.............................    29,000         732,830
        Quintiles Transnational, Corp.(a).......    36,000         753,750
                                                           ---------------
                                                                 6,017,684
                                                           ---------------
      Computers -- 3.4%
        Apple Computer, Inc.(a).................   116,900       1,738,888
        Citrix Systems, Inc.(a).................    64,800       1,458,000
        Compaq Computer Corp....................   604,269       9,094,248
        Comverse Technology, Inc.(a)(b).........    52,000       5,648,500
        Dell Computer Corp.(a)(b)...............   923,500      16,103,531
        Hewlett-Packard Co......................   705,100      22,254,719
        International Business Machines Corp....   622,400      52,904,000
        Sun Microsystems, Inc.(a)............... 1,126,200      31,392,825
                                                           ---------------
                                                               140,594,711
                                                           ---------------
      Computer Services -- 10.1%
        Adaptec, Inc.(a)........................    37,500         384,375
        Adobe Systems, Inc......................    86,400       5,027,400
        America Online, Inc.(a)(b)..............   823,000      28,640,400
        Autodesk, Inc...........................    19,800         533,363
        Automatic Data Processing, Inc..........   223,600      14,156,675
        Avaya, Inc.(a)..........................    97,908       1,009,676
        BMC Software, Inc.(a)...................    90,300       1,264,200
        BroadVision, Inc.(a)....................    80,000         945,000
        Cabletron Systems, Inc.(a)..............    63,500         956,469
        Ceridian Corp.(a).......................    53,200       1,060,675
        Cisco Systems, Inc.(a)(b)............... 2,524,600      96,565,950
        Computer Associates International, Inc..   204,543       3,988,588
        Computer Sciences Corp.(a)..............    60,700       3,649,587
        Compuware Corp.(a)......................   133,600         835,000
        EMC Corp.(a)............................   770,874      51,263,121
        First Data Corp.........................   144,700       7,623,881
        Gateway, Inc.(a)........................   114,800       2,065,252
        Intuit, Inc.(a).........................    52,000       2,050,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Lexmark International, Inc.(a)...........    43,714 $     1,937,077
       Mercury Interactive Corp.(a).............    25,000       2,256,250
       Micron Technology, Inc.(a)(b)............   199,400       7,078,700
       Microsoft Corp.(a)....................... 1,863,100      80,811,962
       NCR Corp.(a).............................    31,300       1,537,613
       Network Appliance, Inc.(a)...............   110,400       7,086,300
       Novell, Inc.(a)..........................   126,100         658,084
       Oracle Corp.(a).......................... 1,991,920      57,890,175
       Palm, Inc.(a)............................   192,857       5,460,264
       Parametric Technology Corp.(a)...........    97,000       1,303,438
       Peoplesoft, Inc.(a)......................    96,000       3,570,000
       Sapient Corp.(a).........................    37,400         446,463
       Siebel Systems, Inc.(a)..................   142,600       9,643,325
       Symbol Technologies, Inc(b)..............    24,000         864,000
       Unisys Corp.(a)..........................   111,000       1,623,375
       VERITAS Software Corp.(a)(b).............   155,258      13,585,075
       Yahoo!, Inc.(a)..........................   194,400       5,844,150
                                                           ---------------
                                                               423,616,613
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         811,350
       Fluor Corp.(a)...........................    28,300         935,669
       Kaufman & Broad Home Corp................    16,166         544,592
       Pulte Corp...............................    14,500         611,719
       Vulcan Materials Co......................    37,600       1,800,100
                                                           ---------------
                                                                 4,703,430
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         455,756
                                                           ---------------
     Containers
       Ball Corp................................    10,900         502,081
       Bemis Co., Inc...........................    18,100         607,481
       Pactiv Corp.(a)..........................    58,900         728,888
                                                           ---------------
                                                                 1,838,450
                                                           ---------------
     Cosmetics & Soaps -- 1.7%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         817,719
       Avon Products, Inc.......................    85,100       4,074,162
       Clorox Co................................    82,000       2,911,000
       Colgate-Palmolive Co.(b).................   203,100      13,110,105
       Gillette Co..............................   373,200      13,481,850
       International Flavors & Fragrances, Inc..    39,400         800,312
       Procter & Gamble Co......................   462,804      36,301,189
                                                           ---------------
                                                                71,496,337
                                                           ---------------
     Diversified Consumer
      Products -- 0.9%
       Eastman Kodak Co.........................   112,200       4,417,875
       Philip Morris Cos., Inc..................   797,100      35,072,400
                                                           ---------------
                                                                39,490,275
                                                           ---------------
     Diversified Manufacturing Operations -- 4.0%
       General Electric Co.(b).................. 3,503,200     167,934,650
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    40,400       2,216,950
       Pitney Bowes, Inc........................    95,000       3,146,875
       Xerox Corp...............................   245,792       1,136,788
                                                           ---------------
                                                                 6,500,613
                                                           ---------------

                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Diversified Operations -- 0.4%
          Corning, Inc.......................   309,000 $    16,319,062
                                                        ---------------
        Drugs & Medical Supplies -- 12.2%
          Abbott Laboratories................   550,300      26,655,156
          Allergan, Inc......................    47,500       4,598,594
          ALZA Corp.(a)......................    71,400       3,034,500
          American Home Products Corp........   464,000      29,487,200
          Bard, (C.R.), Inc..................    19,000         884,688
          Bausch & Lomb, Inc.................    20,100         812,794
          Baxter International, Inc..........   103,600       9,149,175
          Becton Dickinson & Co..............    93,100       3,223,587
          Biogen, Inc.(a)....................    52,000       3,123,250
          Biomet, Inc........................    63,150       2,506,266
          Boston Scientific Corp.(a).........   151,800       2,077,763
          Bristol-Myers Squibb Co.(b)........   695,060      51,390,999
          Cardinal Health, Inc.(b)...........    98,450       9,808,081
          Guidant Corp.(a)...................   109,000       5,879,187
          Johnson & Johnson..................   491,500      51,638,219
          King Pharmaceuticals, Inc.(a)......    46,000       2,377,625
          Lilly (Eli) & Co.(b)...............   401,200      37,336,675
          Medtronic, Inc.....................   424,900      25,653,337
          Merck & Co., Inc...................   814,500      76,257,562
          Pfizer, Inc........................ 2,234,450     102,784,700
          Pharmacia & Upjohn, Inc.(b)........   457,356      27,898,716
          Schering-Plough Corp...............   518,400      29,419,200
          St. Jude Medical, Inc..............    30,300       1,861,556
          Stryker Corp.......................    50,000       2,529,500
          Watson Pharmaceuticals, Inc.(a)....    35,000       1,791,563
                                                        ---------------
                                                            512,179,893
                                                        ---------------
        Electrical Services -- 0.2%
          American Power Conversion(a).......    57,700         714,038
          Power-One, Inc.(a)(b)..............    20,000         786,250
          TXU Corp...........................    96,206       4,263,128
          Xcel Energy, Inc...................   117,295       3,408,886
                                                        ---------------
                                                              9,172,302
                                                        ---------------
        Electronics -- 5.2%
          Advanced Micro Devices, Inc.(a)(b).   108,200       1,494,513
          Altera Corp.(a)....................   136,000       3,578,500
          Analog Devices, Inc.(a)............   128,900       6,598,069
          Applied Materials, Inc.(a).........   285,400      10,898,712
          Broadcom Corp.(a)..................    77,200       6,484,800
          Conexant Systems, Inc.(a)..........    72,000       1,107,000
          Electronic Data Systems Corp.......   168,400       9,725,100
          Emerson Electric Co.(b)............   150,700      11,877,044
          Intel Corp......................... 2,383,900      71,665,994
          JDS Uniphase Corp.(a)..............   330,100      13,761,044
          KLA-Tencor Corp.(a)................    67,400       2,270,537
          Linear Technology Corp.............   106,800       4,939,500
          LSI Logic Corp.(a).................   110,800       1,893,572
          Maxim Integrated Products, Inc.(a).    98,600       4,714,312
          Molex, Inc.(b).....................    70,000       2,485,000
          National Semiconductor Corp.(a)....    65,400       1,316,175
          Novellus Systems, Inc.(a)..........    36,800       1,322,500
          Perkin Elmer, Inc..................    18,000       1,890,000
          Pinnacle West Capital Corp.........    29,000       1,381,125
          PPL Corp...........................    50,000       2,259,375
          QLogic Corp.(a)....................    22,000       1,694,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Electronics (cont'd.)
         RadioShack Corp.......................    66,660 $     2,853,881
         Sanmina Corp.(a)(b)...................    50,800       3,892,550
         Solectron Corp.(a)(b).................   218,000       7,390,200
         Tektronix, Inc........................    35,000       1,179,063
         Teradyne, Inc. (United States)(a).....    63,900       2,380,275
         Texas Instruments, Inc................   611,200      28,955,600
         Thomas & Betts Corp...................    23,800         385,263
         Vitesse Semiconductor Corp.(a)(b).....    54,000       2,986,875
         Xilinx, Inc.(a).......................   115,500       5,327,437
                                                          ---------------
                                                              218,708,016
                                                          ---------------
       Financial Services -- 7.7%
         Ambac Financial Group, Inc............    22,000       1,282,875
         American Express Co...................   473,600      26,018,400
         Bear, Stearns Cos., Inc...............    40,010       2,028,007
         Citigroup, Inc........................ 1,784,576      91,124,912
         Countrywide Credit Industries, Inc....    40,800       2,050,200
         Equifax, Inc(b).......................    52,300       1,500,356
         Federal Home Loan Mortgage Corp.......   248,300      17,101,662
         Federal National Mortgage
          Association..........................   358,200      31,073,850
         FleetBoston Financial Corp............   322,688      12,120,968
         Franklin Resources, Inc.(b)...........    86,700       3,303,270
         H&R Block, Inc........................    36,700       1,518,463
         Household International, Inc..........   170,358       9,369,690
         Lehman Brothers Holdings, Inc.........    87,400       5,910,425
         MBNA Corp.............................   293,268      10,832,587
         Merrill Lynch & Co., Inc..............   278,800      19,010,675
         Moody's Corp..........................    62,360       1,601,873
         Morgan (J.P.) & Co., Inc..............    56,250       9,309,375
         Morgan Stanley Dean Witter & Co.......   400,410      31,732,492
         Old Kent Financial Corp...............    38,850       1,699,687
         Paychex, Inc..........................   133,550       6,493,869
         Price (T. Rowe) Group, Inc............    36,000       1,521,563
         Regions Financial Corp................    83,100       2,269,669
         Schwab (Charles) Corp.................   480,700      13,639,862
         Stilwell Financial, Inc...............    81,100       3,198,381
         Synovus Financial Corp................    97,500       2,626,406
         The CIT Group, Inc. (Class "A" Stock).    69,500       1,398,688
         USA Education, Inc....................    55,900       3,801,200
         Washington Mutual, Inc(b).............   193,148      10,248,916
                                                          ---------------
                                                              323,788,321
                                                          ---------------
       Food & Beverage -- 4.0%
         Adolph Coors Co.......................    12,800       1,028,000
         Anheuser-Busch Cos., Inc.(b)..........   321,800      14,641,900
         Archer-Daniels-Midland Co.............   225,227       3,378,405
         Brown-Forman Corp. (Class "B" Stock)..    23,800       1,582,700
         Campbell Soup Co......................   148,700       5,148,737
         Coca-Cola Co..........................   876,800      53,430,000
         Coca-Cola Enterprises, Inc.(b)........   151,000       2,869,000
         ConAgra, Inc..........................   179,100       4,656,600
         General Mills, Inc....................   101,200       4,509,725
         Heinz (H.J.) & Co.....................   121,250       5,751,797
         Hershey Foods Corp.(b)................    49,500       3,186,562
         Kellogg Co............................   148,900       3,908,625
         PepsiCo, Inc..........................   510,900      25,321,481
         Quaker Oats Co........................    47,600       4,635,050
         Ralston Purina Group(b)...............   113,620       2,968,323

                                                             Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- ---------------
         Food & Beverage (cont'd.)
           Sara Lee Corp....................... 311,900 $     7,661,044
           Sysco Corp.......................... 233,200       6,996,000
           Unilever NV, ADR (Netherlands)...... 201,732      12,696,508
           Wrigley (William) Jr. Co............  39,600       3,794,175
                                                        ---------------
                                                            168,164,632
                                                        ---------------
         Forest Products -- 0.5%
           Boise Cascade Corp..................  19,886         668,667
           Georgia-Pacific Corp.(b)............  77,139       2,400,951
           International Paper Co.............. 173,267       7,071,459
           Louisiana-Pacific Corp..............  38,900         393,863
           Mead Corp...........................  37,400       1,173,425
           Potlatch Corp.......................  10,000         335,625
           Temple-Inland, Inc..................  20,000       1,072,500
           Westvaco Corp.......................  35,700       1,041,994
           Weyerhaeuser Co.(b).................  77,300       3,922,975
           Willamette Industries, Inc..........  35,900       1,685,056
                                                        ---------------
                                                             19,766,515
                                                        ---------------
         Gas Pipelines -- 0.8%
           Cinergy Corp........................  58,739       2,063,207
           Enron Corp.......................... 262,500      21,820,313
           Peoples Energy Corp.................  11,400         510,150
           Sempra Energy.......................  74,154       1,724,081
           Williams Cos., Inc.................. 157,100       6,274,181
                                                        ---------------
                                                             32,391,932
                                                        ---------------
         Hospitals/Healthcare Management -- 2.0%
           Aetna, Inc.(a)......................  49,312       2,024,874
           Agilent Technologies, Inc.(a)....... 158,413       8,673,112
           Amgen, Inc.(a)...................... 364,300      23,292,431
           Applera Corp.--Applied Biosysystems
            Group(a)...........................  77,400       7,280,438
           Chiron Corp.(a).....................  46,000       2,047,000
           Columbia/HCA Healthcare Corp........ 199,098       8,762,303
           Forest Laboratories, Inc.(a)........  25,000       3,321,875
           HEALTHSOUTH Corp.(a)................ 142,500       2,324,531
           Humana, Inc.(a).....................  58,100         886,025
           IMS Health, Inc..................... 110,520       2,984,040
           Manor Care, Inc.(a).................  40,850         842,531
           Mckesson HBOC, Inc.................. 101,107       3,628,730
           MedImmune, Inc.(a)..................  70,100       3,342,894
           Tenet Healthcare Corp.(a)........... 111,100       4,937,006
           UnitedHealth Group, Inc.(a)......... 115,200       7,070,400
           Wellpoint Health Networks, Inc.(a)..  22,400       2,581,600
                                                        ---------------
                                                             83,999,790
                                                        ---------------
         Household Products & Personal Care -- 0.4%
           Kimberly-Clark Corp................. 192,388      13,599,908
           Leggett & Platt, Inc................  64,000       1,212,000
                                                        ---------------
                                                             14,811,908
                                                        ---------------
         Housing Related -- 0.5%
           Loews Corp..........................  34,000       3,521,125
           Lowe's Cos., Inc.................... 137,900       6,136,550
           Masco Corp.......................... 161,200       4,140,825
           Maytag Corp.........................  26,400         853,050
           Newell Rubbermaid, Inc.(b)..........  98,249       2,235,165
           Stanley Works.......................  32,300       1,007,356
           Whirlpool Corp......................  27,300       1,301,869
                                                        ---------------
                                                             19,195,940
                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                ---------- ---------------
     Human Resources
       Robert Half International, Inc.(a)......     36,000 $       954,000
                                                           ---------------
     Insurance -- 4.3%
       AFLAC, Inc..............................     94,200       6,800,062
       Allstate Corp...........................    258,288      11,251,671
       American General Corp...................     88,686       7,227,909
       American International Group, Inc.......    819,164      80,738,852
       Aon Corp................................     94,125       3,223,781
       Chubb Corp..............................     62,000       5,363,000
       CIGNA Corp..............................     55,800       7,382,340
       Cincinnati Financial Corp...............     55,700       2,203,631
       Conseco, Inc.(b)........................    118,259       1,559,541
       Hartford Financial Services Group, Inc..     77,200       5,452,250
       Jefferson-Pilot Corp....................     36,012       2,691,897
       Lincoln National Corp...................     68,800       3,255,100
       Marsh & McLennan Cos., Inc..............     96,100      11,243,700
       MBIA, Inc...............................     36,300       2,690,738
       MetLife, Inc.(b)........................    245,000       8,575,000
       MGIC Investment Corp....................     40,200       2,710,987
       Progressive Corp.(b)....................     27,000       2,797,875
       SAFECO Corp.............................     48,300       1,587,863
       St. Paul Cos., Inc......................     76,910       4,177,174
       Torchmark Corp..........................     41,800       1,606,688
       UnumProvident Corp......................     86,656       2,328,880
       Wachovia Corp...........................     74,200       4,312,875
                                                           ---------------
                                                               179,181,814
                                                           ---------------
     Leisure  -- 1.0%
       Brunswick Corp..........................     33,400         549,013
       Carnival Corp. (Class "A" Stock)........    214,700       6,615,444
       Disney (Walt) Co........................    740,801      21,436,929
       Harley-Davidson, Inc.(b)................    100,000       3,975,000
       Harrah's Entertainment, Inc.(a).........     38,750       1,022,031
       Hilton Hotels Corp......................    104,800       1,100,400
       Marriott International, Inc.
        (Class "A" Stock)......................     87,600       3,701,100
       Sabre Group Holdings, Inc.
        (Class "A" Stock)......................     42,419       1,829,319
       Starwood Hotels & Resorts Worldwide,
        Inc....................................     50,000       1,762,500
                                                           ---------------
                                                                41,991,736
                                                           ---------------
     Machinery -- 0.6%
       Briggs & Stratton Corp..................      7,800         346,125
       Caterpillar, Inc........................    120,900       5,720,081
       Cooper Industries, Inc..................     30,000       1,378,125
       Deere & Co..............................     85,200       3,903,225
       Dover Corp..............................     71,100       2,883,994
       Eaton Corp..............................     24,700       1,857,131
       Ingersoll-Rand Co.(b)...................     57,050       2,388,969
       Parker Hannifin Corp....................     41,225       1,819,053
       Snap-On, Inc............................     22,800         635,550
       Thermo Electron Corp.(a)................     57,000       1,695,750
       Timken Co...............................     21,500         325,188
                                                           ---------------
                                                                22,953,191
                                                           ---------------
     Media -- 2.4%
       Clear Channel Communications,
        Inc.(a)................................    199,200       9,648,750
       Comcast Corp. (Special Class "A")(a)....    323,900      13,522,825
       Dow Jones & Co., Inc....................     32,700       1,851,637
       Gannett Co., Inc.(b)....................     95,700       6,035,081

                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Media (cont'd.)
         Interpublic Group of Cos., Inc.(b)...    105,100 $     4,473,319
         Knight-Ridder, Inc...................     26,800       1,524,250
         McGraw Hill, Inc.....................     69,000       4,045,125
         Meredith Corp........................     17,800         572,938
         New York Times Co.
          (Class "A" Stock)(b)................     59,500       2,383,719
         R.R. Donnelley & Sons, Co............     40,200       1,085,400
         Time Warner, Inc.....................    470,280      24,567,427
         Tribune Co...........................    110,600       4,672,850
         Viacom, Inc. (Class "B" Stock)(a)(b).    537,236      25,115,783
                                                          ---------------
                                                               99,499,104
                                                          ---------------
       Metals-Ferrous -- 0.1%
         Allegheny Technologies, Inc..........     34,940         554,672
         Nucor Corp...........................     31,200       1,238,250
         USX-U.S. Steel Group, Inc............     31,540         567,720
         Worthington Industries, Inc..........     34,000         274,125
                                                          ---------------
                                                                2,634,767
                                                          ---------------
       Metals-Non Ferrous -- 0.4%
         Alcan Aluminum, Ltd.(b)..............    109,350       3,738,403
         Alcoa, Inc...........................    304,576      10,203,296
         INCO, Ltd.(a)........................     67,200       1,126,272
                                                          ---------------
                                                               15,067,971
                                                          ---------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc............     75,817       3,828,758
         Phelps Dodge Corp....................     27,528       1,536,407
                                                          ---------------
                                                                5,365,165
                                                          ---------------
       Miscellaneous-Basic Industry -- 2.1%
         AES Corp.(a)(b)......................    153,400       8,494,525
         BB&T Corp............................    135,100       5,040,919
         Crane Co.............................     21,625         614,961
         Danaher Corp.........................     51,400       3,514,475
         Ecolab, Inc..........................     48,000       2,073,000
         Fortune Brands, Inc..................     56,500       1,695,000
         Homestake Mining Co..................     93,700         392,369
         Honeywell, Inc.......................    286,650      13,562,128
         Illinois Tool Works, Inc.............    106,900       6,367,231
         ITT Industries, Inc..................     37,900       1,468,625
         Millipore Corp.......................     16,200       1,020,600
         Pall Corp............................     44,000         937,750
         PPG Industries, Inc..................     60,400       2,797,275
         Sealed Air Corp.(a)..................     30,810         939,705
         Textron, Inc.........................     51,700       2,404,050
         Tyco International, Ltd..............    608,324      33,761,982
         W.W. Grainger, Inc...................     33,400       1,219,100
                                                          ---------------
                                                               86,303,695
                                                          ---------------
       Miscellaneous - Consumer Growth/
        Stable -- 0.4%
         American Greetings Corp.
          (Class "A" Stock)...................     24,800         234,050
         Black & Decker Corp..................     32,900       1,291,325
         Energizer Holdings, Inc.(a)..........          1              21
         Minnesota Mining & Manufacturing Co.     139,800      16,845,900
                                                          ---------------
                                                               18,371,296
                                                          ---------------
       Oil & Gas -- 5.3%
         Amerada Hess Corp....................     34,200       2,498,738
         Anadarko Petroleum Corp..............     85,663       6,088,926

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

December 31, 2000


                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Oil & Gas (cont'd.)
          Ashland Oil, Inc...................    23,100 $       829,059
          Chevron Corp.......................   230,700      19,479,731
          Coastal Corp.......................    75,700       6,685,256
          EOG Resources, Inc.................    35,000       1,914,063
          Exxon Mobil Corp................... 1,231,835     107,092,655
          Kerr-McGee Corp.(b)................    31,926       2,137,047
          Nabors Industries, Inc.(a).........    44,100       2,608,515
          NICOR, Inc.........................    16,200         699,638
          Phillips Petroleum Co..............    91,700       5,215,437
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   761,300      46,106,231
          Sunoco, Inc........................    29,200         983,675
          Texaco, Inc........................   194,882      12,107,044
          Unocal Corp........................    87,100       3,369,681
          USX--Marathon Corp.................   112,000       3,108,000
                                                        ---------------
                                                            220,923,696
                                                        ---------------
        Oil - Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   221,557       6,411,306
                                                        ---------------
        Oil & Gas Exploration & Production -- 0.1%
          Devon Energy Corp..................    40,000       2,438,800
          Occidental Petroleum Corp..........   136,000       3,298,000
                                                        ---------------
                                                              5,736,800
                                                        ---------------
        Oil & Gas Services -- 1.0%
          Apache Corp........................    42,100       2,949,631
          Baker Hughes, Inc..................   122,130       5,076,028
          Halliburton Co.....................   164,100       5,948,625
          Kinder Morgan, Inc.(b).............    28,000       1,461,250
          McDermott International, Inc.......    20,700         222,525
          ONEOK, Inc.........................    13,000         625,625
          PG&E Corp..........................   140,000       2,800,000
          Rowan Cos., Inc.(a)................    28,700         774,900
          Schlumberger, Ltd..................   204,300      16,331,231
          Tosco Corp.........................    49,000       1,662,938
          Transocean Sedco Forex, Inc.(b)....    72,433       3,331,918
                                                        ---------------
                                                             41,184,671
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   145,300       2,380,014
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    66,200         566,837
          Newmont Mining Corp................    61,503       1,049,395
          Placer Dome, Inc...................   121,000       1,164,625
                                                        ---------------
                                                              5,160,871
                                                        ---------------
        Railroads -- 0.3%
          Burlington Northern Sante Fe Corp..   141,126       3,995,630
          CSX Corp...........................    80,612       2,090,874
          Norfolk Southern Corp..............   141,300       1,881,056
          Union Pacific Corp.................    86,500       4,389,875
                                                        ---------------
                                                             12,357,435
                                                        ---------------
        Restaurants -- 0.5%
          Darden Restaurants, Inc............    44,300       1,013,362
          McDonald's Corp....................   477,300      16,228,200
          Tricon Global Restaurants, Inc.(a).    48,050       1,585,650
          Wendy's International, Inc.........    37,800         992,250
                                                        ---------------
                                                             19,819,462
                                                        ---------------

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Retail -- 5.8%
         Albertson's, Inc.....................   149,244 $     3,954,966
         AutoZone, Inc.(a)....................    42,900       1,222,650
         Bed Bath & Beyond, Inc.(a)...........    98,000       2,192,750
         Best Buy Co., Inc.(a)................    75,000       2,217,187
         Circuit City Stores, Inc.............    75,200         864,800
         Consolidated Stores Corp.(a).........    40,200         427,125
         Costco Wholesale Corp.(a)............   159,432       6,367,315
         CVS Corp.............................   140,400       8,415,225
         Dillard's, Inc. (Class "A" Stock)....    37,750         445,922
         Dollar General Corp..................   109,803       2,072,532
         Federated Department Stores, Inc.(a).    76,500       2,677,500
         Harcourt General, Inc................    27,006       1,544,743
         Home Depot, Inc......................   822,819      37,592,543
         J.C. Penney Co., Inc.................   100,500       1,092,938
         Kmart Corp.(a).......................   181,400         963,688
         Kohl's Corp.(a)......................   118,000       7,198,000
         Kroger Co.(a)........................   288,800       7,815,650
         Liz Claiborne, Inc...................    23,400         974,025
         Longs Drug Stores, Inc...............    13,700         330,513
         May Department Stores Co.............   102,400       3,353,600
         Nordstrom, Inc.......................    46,300         842,081
         Office Depot, Inc.(a)................   115,000         819,375
         Safeway, Inc.(a).....................   174,600      10,912,500
         Sears, Roebuck & Co..................   118,000       4,100,500
         Sherwin-Williams Co..................    53,800       1,415,613
         Staples, Inc.(a).....................   162,200       1,915,987
         Starbucks Corp.(a)...................    56,200       2,486,850
         Supervalu, Inc.......................    46,800         649,350
         Target Corp..........................   322,368      10,396,368
         The Gap, Inc.........................   303,687       7,744,018
         The Limited, Inc.....................   151,896       2,591,725
         Tiffany & Co.(b).....................    43,300       1,369,363
         TJX Cos., Inc........................   104,400       2,897,100
         Toys 'R' Us, Inc.(a).................    75,450       1,259,072
         Wal-Mart Stores, Inc................. 1,582,100      84,049,062
         Walgreen Co..........................   357,300      14,939,606
         Winn-Dixie Stores, Inc...............    48,900         947,438
                                                         ---------------
                                                             241,059,680
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    38,600       1,404,075
         Cooper Tire & Rubber Co..............    28,800         306,000
         Goodyear Tire & Rubber Co............    58,000       1,333,420
                                                         ---------------
                                                               3,043,495
                                                         ---------------
       Telecommunications -- 7.9%
         ADC Telecommunications, Inc.(a)......   262,400       4,756,000
         Alltel Corp..........................   114,000       7,117,875
         Andrew Corp.(a)......................    29,112         633,186
         AT&T Corp............................ 1,331,967      23,059,679
         BellSouth Corp.......................   664,500      27,202,969
         CenturyTel, Inc......................    51,200       1,830,400
         Global Crossing, Ltd.(a)(b)..........   301,105       4,309,565
         Lucent Technologies, Inc............. 1,174,905      15,861,217
         Motorola, Inc........................   780,695      15,809,074
         Nextel Communications, Inc.
          (Class "A" Stock) (a)(b)............   270,000       6,682,500
         Nortel Networks Corp................. 1,068,280      34,251,727

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Telecommunications (cont'd.)
         Qualcomm, Inc.(a).....................   265,700 $    21,837,219
         Qwest Communications International,
          Inc.(a)..............................   581,647      23,847,527
         SBC Communications, Inc............... 1,199,077      57,255,927
         Scientific-Atlanta, Inc...............    57,600       1,875,600
         Sprint Corp.(b).......................  318,5000       6,469,531
         Sprint Corp. (PCS Group)(a)(b)........   319,000       6,519,563
         Tellabs, Inc.(a)......................   149,400       8,441,100
         Verizon Communications................   963,638      48,302,355
         Worldcom, Inc......................... 1,017,458      14,308,003
                                                          ---------------
                                                              330,371,017
                                                          ---------------
       Textiles -- (e)
         National Service Industries, Inc......    14,700         377,606
         VF Corp...............................    42,836       1,552,377
                                                          ---------------
                                                                1,929,983
                                                          ---------------
       Tobacco -- (e)
         UST, Inc.(b)..........................    59,100       1,658,494
                                                          ---------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc...........................    64,150         681,594
         Mattel, Inc...........................   152,381       2,200,381
                                                          ---------------
                                                                2,881,975
                                                          ---------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a)..............   100,840       4,029,566
         Ryder System, Inc.....................    20,600         342,475
                                                          ---------------
                                                                4,372,041
                                                          ---------------
       Utilities - Electric & Gas -- 0.5%
         Dynegy, Inc. (Class "A" Stock)........    99,000       5,550,187
         Exelon Corp...........................   114,875       8,065,374
         KeySpan Corp..........................    37,700       1,597,537
         NiSource, Inc.(b).....................    47,000       1,445,250
         NiSource, Inc.-sails(a)(b)............    30,250          83,188
         Progress Energy, Inc..................    92,814       4,565,289
                                                          ---------------
                                                               21,306,825
                                                          ---------------
       Utilities - Electric -- 1.8%
         Allegheny Energy, Inc.................    26,000       1,252,875
         Ameren Corp...........................    47,500       2,199,844
         American Electric Power Co., Inc.(b)..   118,940       5,530,710
         Calpine Corp.(a)......................    85,000       3,830,312
         CMS Energy Corp.(b)...................    43,100       1,365,731
         Consolidated Edison, Inc.(b)..........    73,100       2,814,350
         Constellation Energy Group............    53,550       2,413,097
         Dominion Resources, Inc...............    85,842       5,751,414
         DTE Energy Co.(b).....................    53,600       2,087,050
         Duke Energy Co........................   132,831      11,323,843
         Edison International..................   122,800       1,918,750
         El Paso Energy Corp.(b)...............    80,900       5,794,462
         Entergy Corp..........................    82,700       3,499,244
         FirstEnergy Corp.(b)..................    79,100       2,496,594
         FPL Group, Inc.(b)....................    63,700       4,570,475
         GPU, Inc..............................    46,200       1,700,737
         Niagara Mohawk Holdings, Inc.(a)......    64,600       1,078,013
         Progress Energy, Inc..................    36,000          16,200
         Public Service Enterprise Group, Inc..    75,400       3,666,325

                                                              Value
        COMMON STOCKS                           Shares       (Note 2)
        (Continued)                           ----------- --------------
        Utilities - Electric (cont'd.)
          Reliant Energy, Inc..............       107,410 $    4,652,196
          Southern Co......................       230,200      7,654,150
                                                          --------------
                                                              75,616,372
                                                          --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a).        68,000        990,250
          Waste Management, Inc............       221,630      6,150,232
                                                          --------------
                                                               7,140,482
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,435,320,644)...........................  4,133,790,691
                                                          --------------

                                    Moody's    Principal
        SHORT-TERM                  Ratings     Amount
        INVESTMENTS               (Unaudited)    (000)
         -- 6.6%                  ----------- -----------
        Commercial Paper -- 4.5%
          American Electric Power,
           7.90%, 01/22/01(c)....          P2 $    10,000      9,956,111
          Apache Corp.,
           7.20%, 01/02/01(c)....          P2       1,711      1,711,000
          Cox Enterprises, Inc.,
           7.80%, 01/26/01(c)....          P2       7,030      6,993,444
          Infinity Broadcasting Corp.,
           7.85%, 01/22/01(c)....          P2      10,000      9,956,389
          Invensys PLC,
           7.50%, 02/06/01(c)....          P2      30,173     29,952,988
           7.50%, 02/09/01(c)....          P2      12,420     12,321,675
          PHH Corp.,
           7.80%, 01/31/01(c)....          P2      15,518     15,420,495
          Reed Elsevier,
           7.20%, 01/29/01(c)....          P1      20,000     19,892,000
          Sprint Capital Corp.,
           7.50%, 02/09/01(c)....          P2      17,036     16,901,132
          Tennessee Gas &
           Pipeline,
           7.40%, 01/30/01(c)....          NR      42,500     42,255,389
          MCI WorldCom, Inc.,
           7.35%, 01/31/01(c)....          P2      23,000     22,863,821
                                                          --------------
                                                             188,224,444
                                                          --------------
        Mutual Funds -- 0.8%
          Prudential Core Investment
           Fund--Taxable Money Market
           Series(c).......................        34,812     34,812,029
                                                          --------------
        U.S. Government Obligations -- 0.1%
          United States Treasury Bill,
           5.52%, 03/15/01(d).............          4,500      4,442,040
                                                          --------------
        Repurchase Agreement -- 1.2%
          Joint Repurchase Agreement
           Account,                                50,351     50,351,000
                                                          --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $277,829,513).............................    277,829,513
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

December 31, 2000



              SHORT-TERM                                Value
              INVESTMENTS                             (Note 2)
              (Continued)                          --------------
              TOTAL INVESTMENTS -- 105.4%
               (cost $2,713,150,157; Note 6)...... $4,411,620,204
              VARIATION MARGIN ON OPEN FURTURES
               CONTRACTS(e).......................       (714,350)
              OTHER LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (5.4)%...................   (224,872,080)
                                                   --------------
              NET ASSETS -- 100.0%................ $4,186,033,774
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $212,053,868; cash collateral of $221,745,129 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.
(d) Security segregated as collateral for futures contracts.
(e) Open futures contracts as of December 31, 2000 are as follows:

   Number of                  Expiration  Value at       Value at
   Contracts        Type         Date    Trade Date  December 31, 2000 Depreciation
Long Positions:
      157       S&P 500 Index     Mar 01 $54,697,000       $52,398,750   $2,298,250
                                                                         ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                                VALUE PORTFOLIO

December 31, 2000



       LONG-TERM INVESTMENTS -- 96.1%                           Value
                                                    Shares     (Note 2)
       COMMON STOCKS                               --------- ------------
       Aerospace -- 0.5%
         Boeing Co................................   151,100 $  9,972,600
                                                             ------------
       Agricultural Products -- 1.1%
         Monsanto Co.(a)..........................   790,900   21,403,731
                                                             ------------
       Airlines -- 1.8%
         AMR Corp.................................   925,100   36,252,356
                                                             ------------
       Automobiles & Trucks -- 2.4%
         Borg-Warner Automotive, Inc..............   118,500    4,740,000
         Ford Motor Co............................   591,217   13,856,648
         General Motors Corp......................   262,213   13,356,475
         Navistar International Corp.(a)..........   562,300   14,725,231
                                                             ------------
                                                               46,678,354
                                                             ------------
       Banks and Savings & Loans -- 5.5%
         BankAmerica Corp.(b).....................   561,900   25,777,163
         Chase Manhattan Corp.....................   675,700   30,702,119
         Comerica, Inc............................   432,000   25,650,000
         PNC Bank Corp............................   361,700   26,426,706
                                                             ------------
                                                              108,555,988
                                                             ------------
       Chemicals -- 3.2%
         Dow Chemical Co.(b)......................   908,900   33,288,463
         Lyondell Chemical Co..................... 1,000,500   15,320,156
         Millennium Chemicals, Inc................   848,298   15,375,401
                                                             ------------
                                                               63,984,020
                                                             ------------
       Computers -- 2.4%
         Compaq Computer Corp.....................   744,800   11,209,240
         Dell Computer Corp.(a)...................   577,000   10,061,438
         International Business Machines
          Corp.(b)................................   303,200   25,772,000
                                                             ------------
                                                               47,042,678
                                                             ------------
       Construction -- 1.2%
         Centex Corp..............................   636,800   23,919,800
                                                             ------------
       Diversified Consumer Products -- 3.9%
         Eastman Kodak Co.........................   483,800   19,049,625
         Philip Morris Co., Inc................... 1,144,900   50,375,600
         Xerox Corp............................... 1,738,300    8,039,638
                                                             ------------
                                                               77,464,863
                                                             ------------
       Entertainment -- 0.5%
         Park Place Entertainment Corp.(a)........   760,300    9,076,081
                                                             ------------
       Financial Services -- 10.7%
         A.G. Edwards, Inc........................   661,100   31,360,931
         Bear, Stearns & Co., Inc.................   507,034   25,700,286
         Citigroup, Inc...........................   612,535   31,277,569
         Countrywide Mortgage Investments, Inc....   548,000   27,537,000
         John Hancock Financial Services, Inc.(b)    359,400   13,522,425
         Lehman Brothers Holdings, Inc............   864,800   58,482,100
         Washington Mutual, Inc...................   438,500   23,267,906
                                                             ------------
                                                              211,148,217
                                                             ------------
       Forest Products -- 5.3%
         Boise Cascade Corp.......................   563,300   18,940,962
         Georgia-Pacific Corp.(b)................. 1,306,200   40,655,475
         Longview Fibre Co........................ 1,353,200   18,268,200
         Louisiana-Pacific Corp................... 1,031,900   10,447,988
         Rayonier, Inc............................   407,200   16,211,650
                                                             ------------
                                                              104,524,275
                                                             ------------

                                                              Value
         COMMON STOCKS                            Shares     (Note 2)
         (Continued)                             --------- ------------
         Hospitals/Hospital Management -- 3.2%
           HCA-The Healthcare Co................   432,700 $ 19,043,127
           Humana, Inc.(a)...................... 2,932,800   44,725,200
                                                           ------------
                                                             63,768,327
                                                           ------------
         Housing Related -- 5.4%
           Hanson PLC, ADR (United Kingdom).....   821,850   28,148,363
           Kaufman & Broad Home Corp.(b)........   954,300   32,147,981
           Masco Corp...........................   675,500   17,351,906
           Ryland Group, Inc....................   704,900   28,724,675
                                                           ------------
                                                            106,372,925
                                                           ------------
         Insurance -- 6.9%
           Aetna, Inc.(a).......................   513,700   21,093,806
           Allstate Corp........................   844,600   36,792,887
           American General Corp................   238,800   19,462,200
           Aon Corp.............................   725,200   24,838,100
           Lincoln National Corp................   497,000   23,514,313
           Selective Insurance Group, Inc.......   408,300    9,901,275
                                                           ------------
                                                            135,602,581
                                                           ------------
         Machinery -- 1.6%
           Cascade Corp.........................   117,700    1,890,556
           Caterpillar, Inc.....................   188,000    8,894,750
           Snap-On, Inc.........................   733,900   20,457,463
                                                           ------------
                                                             31,242,769
                                                           ------------
         Media -- 2.1%
           Donnelley (R.R.) & Sons Co...........   875,100   23,627,700
           New York Times Co. (Class "A" Stock).   472,100   18,913,506
                                                           ------------
                                                             42,541,206
                                                           ------------
         Metals - Ferrous -- 1.0%
           AK Steel Holding Corp................   801,300    7,011,375
           USX-U.S. Steel Group.................   672,900   12,112,200
                                                           ------------
                                                             19,123,575
                                                           ------------
         Metals - Non Ferrous -- 2.3%
           ALCOA, Inc........................... 1,334,706   44,712,651
                                                           ------------
         Mineral Resources -- 0.6%
           Phelps Dodge Corp....................   213,700   11,927,131
                                                           ------------
         Oil & Gas -- 6.8%
           Amerada Hess Corp....................   365,600   26,711,650
           Conoco, Inc. (Class "A" Stock).......   608,300   17,412,588
           ENSCO International, Inc.............   954,100   32,499,031
           Noble Affiliates, Inc................   586,700   26,988,200
           Talisman Energy, Inc.(a).............   681,500   25,258,094
           USX-Marathon Corp....................   236,700    6,568,425
                                                           ------------
                                                            135,437,988
                                                           ------------
         Oil & Gas Services -- 2.7%
           Diamond Offshore Drilling, Inc.......   586,500   23,460,000
           McDermott International, Inc......... 2,746,600   29,525,950
                                                           ------------
                                                             52,985,950
                                                           ------------
         Precious Metals -- 1.4%
           Stillwater Mining Co.(a).............   723,400   28,465,790
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

December 31, 2000


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Real Estate - Development -- 5.5%
          Boston Properties, Inc...............   464,000 $   20,184,000
          Equity Residential Properties Trust..   803,900     44,465,719
          Starwood Hotels & Resorts
           Worldwide, Inc......................   282,400      9,954,600
          Vornado Realty Trust.................   886,100     33,948,706
                                                          --------------
                                                             108,553,025
                                                          --------------
        Restaurants -- 0.9%
          McDonald's Corp......................   553,000     18,802,000
                                                          --------------
        Retail -- 2.7%
          Dillard's, Inc. (Class "A" Stock)....   315,500      3,726,844
          Federated Department Stores, Inc.(a).   810,900     28,381,500
          The Limited, Inc..................... 1,222,132     20,852,627
                                                          --------------
                                                              52,960,971
                                                          --------------
        Telecommunications -- 6.6%
          AT&T Corp............................   931,100     16,119,669
          CenturyTel, Inc......................   308,700     11,036,025
          General Motors Corp.
           (Class "H" Stock)(a)................   341,362      7,851,326
          Motorola, Inc........................   503,500     10,195,875
          SBC Communications, Inc..............   377,600     18,030,400
          Sprint Corp.......................... 1,152,000     23,400,000
          Verizon Communications, Inc..........   388,300     19,463,537
          WorldCom, Inc........................ 1,719,300     24,070,200
                                                          --------------
                                                             130,167,032
                                                          --------------
        Tobacco -- 1.9%
          R.J. Reynolds Tobacco Holdings, Inc..   753,960     36,755,550
                                                          --------------
        Transportation -- 1.8%
          Sabre Group Holdings, Inc.
           (Class "A" Stock)...................   837,367     36,111,452
                                                          --------------
        Utilities - Electric -- 3.5%
          Exelon Corp..........................   456,700     32,064,907
          Nisource, Inc.(b).................... 1,149,500     35,347,125
          PG&E Corp............................    91,100      1,822,000
                                                          --------------
                                                              69,234,032
                                                          --------------
        Waste Management -- 0.7%
          Waste Management, Inc................   469,900     13,039,725
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $1,662,481,532)...........................  1,897,827,643
                                                          --------------

                                    Moody's   Principal
        SHORT-TERM                  Ratings    Amount        Value
        INVESTMENTS               (Unaudited)   (000)      (Note 2)
         -- 5.3%                  ----------- --------- --------------
        Commercial Paper -- 1.4%
          Cox Enterprises, Inc.,
           7.80%, 01/26/01(c)....          P2   $ 2,250 $    2,237,813
          Invensys PLC,
           7.50%, 02/09/01(c)....          P2    15,591     15,464,323
          MCI Worldcom, Inc.,
           6.90%, 01/02/01(c)....          P2    10,310     10,308,024
                                                        --------------
                                                            28,010,160
                                                        --------------
        Repurchase Agreement -- 3.9%
          Joint Repurchase Agreement
           Account,
           5.96%, 01/02/01
            (Note 5).............                76,739     76,739,000
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $104,749,160)...........................    104,749,160
                                                        --------------
        TOTAL INVESTMENTS -- 101.4%
         (cost $1,767,230,692; Note 6).................  2,002,576,803
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.4)%..............................    (27,241,842)
                                                        --------------
        TOTAL NET ASSETS -- 100.0%..................... $1,975,334,961
                                                        ==============

The following abbreviations are used in portfolio descriptions:

               ADR American Depository Receipt.
               PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

(b) Portion or all of securities on loan with an aggregate market value of $26,502,375. Cash collateral of $27,833,215 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                        ZERO COUPON BOND 2005 PORTFOLIO

December 31, 2000



                                                                           Principal
                                                                  Maturity   Amount      Value
LONG-TERM INVESTMENTS -- 96.9%                                      Date     (000)      (Note 2)
LONG-TERM BONDS                                                   -------- ---------- -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  Federal National Mortgage Association.......................... 01/24/05 $    1,400 $ 1,126,776
  Federal National Mortgage Association.......................... 01/24/06      2,320   1,770,810
  Financing Corp................................................. 03/07/04      3,350   2,795,173
  Financing Corp................................................. 11/11/05        425     321,721
  Financing Corp................................................. 02/08/05        688     544,834
  Financing Corp................................................. 08/08/07      2,070   1,409,815
  Resolution Funding Corp........................................ 07/15/07      4,350   3,070,839
  United States Treasury Bond.................................... 08/15/05     33,675  26,565,197
  United States Treasury Bond.................................... 02/15/06      7,970   6,134,110
  United States Treasury Bond.................................... 08/15/07      6,390   4,550,511
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS
  (cost $45,415,912)...............................................................    48,289,786
                                                                                      -----------
SHORT-TERM INVESTMENT -- 3.3%                                                Shares
                                                                           ----------
MUTUAL FUNDS
  Prudential Core Investment Fund -- Taxable Money Market Series
  (cost $1,643,394); (Note 4)....................................           1,643,394   1,643,394
                                                                                      -----------
TOTAL INVESTMENTS -- 100.2%
  (cost $47,059,306; Note 6).......................................................    49,933,180
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%......................................    (104,120)
                                                                                      -----------
TOTAL NET ASSETS -- 100.0%........................................................... $49,829,060
                                                                                      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio (formerly known as the Equity Income Portfolio) and Zero Coupon Bond 2005 Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

       Zero Coupon Bond 2005 Portfolio: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

                                      C1

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2000, the Global Portfolio had 67,161,526 Euro on deposit with a single financial institution.

                                      C2

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the

                                      C3
       interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2000, PSI has been compensated by the following amounts:

                Conservative Balanced Portfolio..... $  428,745
                Diversified Bond Portfolio..........     44,931
                Flexible Managed Portfolio..........    639,348
                Global Portfolio....................    250,753
                Government Income Portfolio.........      2,562
                High Yield Bond Portfolio...........     28,770
                Prudential Jennison Portfolio.......    192,146
                Small Capitalization Stock Portfolio     45,246
                Stock Index Portfolio...............     53,732
                Value Portfolio.....................    120,354
                                                     ----------
                                                     $1,806,587

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

                                      C4

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
       (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI"), accumulated net realized gain (loss) on investments ("G/L") and paid-in capital in excess of par ("PC") by the following amounts:

                Portfolio                     UNI          G/L          PC
                ---------                 ----------  ------------  ----------
 Equity Portfolio (a)(c)................. $2,366,823  $ (2,366,823) $       --
 Flexible Managed Portfolio (c)..........    (59,280)       59,280          --
 Global Portfolio (a)(b)(c)..............  9,600,868   (10,975,867)  1,374,999
 High Yield Bond Portfolio (d)...........   (312,053)      312,053          --
 Natural Resources Portfolio (a)(c)......    (15,543)       15,543
 Prudential Jennison Portfolio (a).......         33           (33)         --
 Small Capitalization Stock Portfolio (c)    (81,155)       81,155          --
 Value Portfolio (a)(c)..................    532,381      (532,381)         --

  (a)     Reclassification of net foreign currency gain (loss).

  (b)     Reclassification of gains from passive foreign investment companies.

  (c)     Reclassification of other permanent book/tax differences.

  (d)     Reclassification of consent income.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Prior to September 29, 2000, The Prudential Insurance Company of America ("The Prudential") served as the investment manager (the change in manager approved by Series Fund's Board of Directors on September 29, 2000 and by Contractholders on January 31, 2001). PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC") and Jennison Associates LLC ("Jennison") (collectively, the "Subadvisors"), under which each provides investment advisory services to certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      C5

       The management fee paid to PIFM and The Prudential was computed daily and payable quarterly, at the annual rates specified below, based on the value of each of the Portfolio's average daily net assets. Beginning January 1, 2001, the management fee is payable monthly.

                                                     Management
                             Portfolio                  Fee
                             ---------               ---------
                Conservative Balanced Portfolio.....      0.55%
                Diversified Bond Portfolio..........      0.40
                Equity Portfolio....................      0.45
                Flexible Managed Portfolio..........      0.60
                Global Portfolio....................      0.75
                Government Income Portfolio.........      0.40
                High Yield Bond Portfolio...........      0.55
                Money Market Portfolio..............      0.40
                Natural Resources Portfolio.........      0.45
                Prudential Jennison Portfolio.......      0.60
                Small Capitalization Stock Portfolio      0.40
                Stock Index Portfolio...............      0.35
                Value Portfolio.....................      0.40
                Zero Coupon Bond 2005 Portfolio.....      0.40

       The Subadvisors provide investment advisory services to the Portfolios as follows:

                             Portfolio               Subadvisor
                             ---------               ----------
                Conservative Balanced Portfolio..... PIC
                Diversified Bond Portfolio.......... PIC
                Equity Portfolio.................... Jennison
                Flexible Managed Portfolio.......... PIC
                Global Portfolio.................... Jennison
                Government Income Portfolio......... PIC
                High Yield Bond Portfolio........... PIC
                Money Market Portfolio.............. PIC
                Natural Resources Portfolio......... Jennison
                Prudential Jennison Portfolio....... Jennison
                Small Capitalization Stock Portfolio PIC
                Stock Index Portfolio............... PIC
                Value Portfolio..................... Jennison
                Zero Coupon Bond 2005 Portfolio..... PIC

       PIC was the Subadvisor for the following Portfolios until the dates listed below (all changes were approved by Contractholders on January 31, 2001):

                                             Date Series Fund's
                                             Board of Directors
                          Portfolio           Approved Change
                          ---------          ------------------
                 Equity Portfolio........... September 7, 2000
                 Global Portfolio........... October 2, 2000
                 Natural Resources Portfolio September 18, 2000
                 Value Portfolio............ September 7, 2000

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

                                      C6

       PIFM has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                       Expense
                               Portfolio                limit
                               ---------               ------
                  Conservative Balanced Portfolio.....   0.75%
                  Diversified Bond Portfolio..........   0.75
                  Equity Portfolio....................   0.75
                  Flexible Managed Portfolio..........   0.75
                  Government Income Portfolio.........   0.75
                  High Yield Bond Portfolio...........   0.75
                  Money Market Portfolio..............   0.75
                  Natural Resources Portfolio.........   0.75
                  Prudential Jennison Portfolio.......   0.75
                  Small Capitalization Stock Portfolio   0.75
                  Stock Index Portfolio...............   0.75
                  Value Portfolio.....................   0.75
                  Zero Coupon Bond 2005 Portfolio.....   0.75

       PIC, PIMS, PIFM, PSI and Jennison are indirect wholly-owned subsidiaries of The Prudential.

       Certain Portfolios of the Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the agreement during the year ended December 31, 2000.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of The Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2000, the Series Fund incurred fees for the services of PMFS and as of December 31, 2000 fees were due to PMFS as follows:

                                          Amount Incurred
                                              for the         Amount Due
                                            Year Ended           as of
                 Portfolio               December 31, 2000 December 31, 2000
                 ---------               ----------------- -----------------
    Conservative Balanced Portfolio.....          $  8,100            $  500
    Diversified Bond Portfolio..........             9,100               600
    Equity Portfolio....................             9,700               600
    Flexible Managed Portfolio..........             8,400               500
    Global Portfolio....................             9,100               700
    Government Income Portfolio.........             6,000               400
    High Yield Bond Portfolio...........             8,800               600
    Money Market Portfolio..............             9,300               700
    Natural Resources Portfolio.........             5,700               400
    Prudential Jennison Portfolio.......            10,700               900
    Small Capitalization Stock Portfolio             7,400               500
    Stock Index Portfolio...............             9,400               700
    Value Portfolio.....................             8,800               600
    Zero Coupon Bond 2005 Portfolio.....             2,200               100
                                         ----------------- -----------------
                                                  $112,700            $7,800

                                      C7

       For the year ended December 31, 2000, PSI earned $643,004 brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                              Portfolio            Commission
                              ---------            ----------
                   Conservative Balanced Portfolio   $  3,837
                   Equity Portfolio...............    236,518
                   Flexible Managed Portfolio.....     20,378
                   Natural Resources Portfolio....      3,600
                   Prudential Jennison Portfolio..    235,120
                   Value Portfolio................    143,551
                                                   ----------
                                                     $643,004

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the fiscal year ended December 31, 2000, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                           Securities
                                                            Lending
                                                   Cash    Collateral
                        Portfolio               Investment Investment
                        ---------               ---------- ----------
           Conservative Balanced Portfolio..... $7,592,000   $ 48,000
           Diversified Bond Portfolio..........    571,000    118,000
           Equity Portfolio....................     80,000         --
           Flexible Managed Portfolio..........    480,000         --
           Global Portfolio....................         --     11,000
           Government Income Portfolio.........    425,000      7,000
           High Yield Bond Portfolio...........  2,474,000         --
           Money Market Portfolio..............     55,000         --
           Small Capitalization Stock Portfolio         --     32,000
           Stock Index Portfolio...............         --     93,000
           Value Portfolio.....................         --      1,000
           Zero Coupon Bond 2005 Portfolio.....     16,000         --

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $620,521,000 as of December 31, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                Principal   Percentage
                       Portfolio                  Amount     Interest
                       ---------               ------------ ---------
          Equity Portfolio.................... $225,868,000     36.40%
          Global Portfolio....................   60,658,000      9.78
          Natural Resources Portfolio.........    8,168,000      1.32
          Prudential Jennison Portfolio.......  106,641,000     17.18
          Small Capitalization Stock Portfolio   39,210,000      6.32
          Stock Index Portfolio...............   50,351,000      8.11
          Value Portfolio.....................   76,739,000     12.37
          All other portfolios................   52,886,000      8.52
                                               ------------ ---------
                                               $620,521,000    100.00%

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns & Co., Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $194,644,640.

       Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001.
       The value of the collateral including accrued interest was $193,803,849.

       State Street Bank and Trust Company, 5.50%, in the principal amount of $50,521,000, repurchase price $50,551,874, due 01/02/2001. The value of the collateral including accrued interest was $51,534,285.

       UBS Warburg, 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $193,800,211.

                                      C8

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 2000 were as follows:

       Cost of Purchases:

                                              Government   Non-Government
                    Portfolio                 Securities     Securities
                    ---------               -------------- --------------
       Conservative Balanced Portfolio..... $1,664,611,710 $2,231,111,769
       Diversified Bond Portfolio..........    876,700,639    853,514,619
       Equity Portfolio....................              0  3,890,191,393
       Flexible Managed Portfolio..........  1,509,843,449  4,287,047,276
       Global Portfolio....................              0  1,142,897,078
       Government Income Portfolio.........    536,281,249              0
       High Yield Bond Portfolio...........              0    515,895,572
       Natural Resources Portfolio.........              0     96,401,747
       Prudential Jennison Portfolio.......              0  3,565,274,889
       Small Capitalization Stock Portfolio              0    273,351,794
       Stock Index Portfolio...............              0    319,485,189
       Value Portfolio.....................              0  1,520,205,272
       Zero Coupon Bond 2005 Portfolio.....     30,440,641              0

       Proceeds from Sales:

                                              Government   Non-Government
                    Portfolio                 Securities     Securities
                    ---------               -------------- --------------
       Conservative Balanced Portfolio..... $1,762,683,622 $2,636,141,797
       Diversified Bond Portfolio..........    763,623,365    940,875,538
       Equity Portfolio....................              0  4,087,369,322
       Flexible Managed Portfolio..........  1,347,705,270  4,815,004,543
       Global Portfolio....................              0  1,127,265,651
       Government Income Portfolio.........    536,281,249              0
       High Yield Bond Portfolio...........              0    518,369,624
       Natural Resources Portfolio.........              0    101,494,750
       Prudential Jennison Portfolio.......              0  2,759,907,577
       Small Capitalization Stock Portfolio              0    211,207,593
       Stock Index Portfolio...............              0    321,905,513
       Value Portfolio.....................              0  1,774,708,243
       Zero Coupon Bond 2005 Portfolio.....     33,299,676              0

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2000 were as follows:

                                                                    Total Net
             Portfolio                Appreciation  Depreciation   Unrealized      Tax Basis
             ---------               -------------- ------------ --------------  --------------
Conservative Balanced Portfolio..... $  393,262,965 $218,182,687 $  175,080,278  $4,320,207,356
Diversified Bond Portfolio..........     20,072,085   20,121,584        (49,499)  1,451,148,883
Equity Portfolio....................    929,500,458  574,146,864    355,353,594   5,315,297,986
Flexible Managed Portfolio..........    378,574,687  266,559,622    112,015,065   5,131,393,361
Global Portfolio....................    142,684,766   77,828,148     64,856,618   1,118,382,430
Government Income Portfolio.........      5,569,685      888,413      4,681,272     343,020,921
High Yield Bond Portfolio...........     11,534,016  161,639,639   (150,105,623)    844,775,288
Natural Resources Portfolio.........    165,894,687   52,690,011    113,204,676     280,455,931
Prudential Jennison Portfolio.......    314,509,638  453,339,656   (138,830,018)  3,061,140,363
Small Capitalization Stock Portfolio    107,516,184   93,269,307     14,246,877     574,581,796
Stock Index Portfolio...............  1,938,154,680  240,185,784  1,697,968,896   2,713,651,308
Value Portfolio.....................    409,635,024  177,868,965    231,766,059   1,770,810,744
Zero Coupon Bond 2005 Portfolio.....      2,890,896       17,022      2,873,874      47,059,306

                                      C9

       The High Yield Bond Portfolio's written options activity is as follows:

                                                Contracts  Premiums
                                                ---------  --------
               Balance as of December 31, 1999.       34  $ 68,000
               Options expired.................      (34)  (68,000)
                                                --------  --------
               Balance as of December 31, 2000.        0  $      0
                                                ========  ========

       The Global Portfolio entered into a future swap agreement with Merrill Lynch International. The Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Dec. '00 future and the Portfolio pays negative change in the market value of Dow Jones Euro Stoxx 50 Dec. '00. The Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:

                                                                  Appreciation
Open Date Termination Date Contracts Current Value Current Basis (Depreciation)
--------- ---------------- --------- ------------- ------------- --------------
12/13/00      3/16/01        1,350    $69,132,560   $71,517,520   (2,384,960)

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                   Post      Post
                                 October    October
                                 Currency   Capital    Capital Loss
                                  Losses    Losses    Carryforwards  Expiration
            Portfolio            Deferred  Deferred     Available       Date
            ---------            -------- ----------- -------------  ----------
 Conservative Balanced Portfolio       -- $   712,780            --          --
 Diversified Bond Portfolio.....       --      17,005 $  25,194,800        2007
                                                         16,783,700        2008
                                                      -------------
                                                         41,978,500
 Global Portfolio............... $268,699   8,779,794            --          --
 Government Income Portfolio....       --          --    (3,193,600)       2008
 High Yield Bond Portfolio......       --  16,284,139    (2,841,700)       2003
                                                        (43,467,300)       2007
                                                        (59,264,500)       2008
                                                      -------------
                                                       (105,573,500)
 Natural Resources Portfolio....   14,561          --            --          --

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2000, the Equity and Prudential Jennison Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity and Prudential Jennison Portfolios were as follows:

Equity Portfolio:

                              Class I                                  Shares         Amount
                              -------                               -----------  ---------------
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $   159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776    1,027,518,157
Capital stock repurchased.......................................... (32,791,353)    (900,454,254)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................  14,989,443  $   286,553,627
                                                                    ===========  ===============

                                                                       Shares         Amount
                                                                    -----------  ---------------
Year ended December 31, 1999:
Capital stock sold.................................................   8,671,360  $   269,536,387
Capital stock issued in reinvestment of dividends and distributions  29,303,403      842,957,463
Capital stock repurchased.......................................... (33,039,026)  (1,018,930,728)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................   4,935,737  $    93,563,122
                                                                    ===========  ===============

                                      C10


                             Class II                                Shares        Amount
                             --------                               --------  ---------------
Year ended December 31, 2000:
Capital stock sold.................................................  180,812   $    5,100,934
Capital stock issued in reinvestment of dividends and distributions   10,095          244,147
Capital stock repurchased.......................................... (129,081)      (3,655,301)
                                                                    --------  ---------------
Net increase in shares outstanding.................................   61,826  $     1,689,780
                                                                    ========  ===============

                                                                     Shares        Amount
                                                                    --------  ---------------
May 3, 1999 (a) through December 31, 1999:
Capital stock sold.................................................   14,063  $       457,113
Capital stock issued in reinvestment of dividends and distributions    1,186           33,511
Capital stock repurchased..........................................   (4,199)        (135,030)
                                                                    --------  ---------------
Net increase in shares outstanding.................................   11,050  $       355,594
                                                                    ========  ===============

  (a)     Commencement of offering of Equity Portfolio Class II shares.

Prudential Jennison Portfolio:

                              Class I                                 Shares        Amount
                              -------                               ----------  --------------
Year ended December 31, 2000:
Capital stock sold................................................. 31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions 17,678,914     414,090,579
Capital stock repurchased.......................................... (9,174,387)   (291,311,076)
                                                                    ----------  --------------
Net increase in shares outstanding................................. 40,413,175  $1,174,149,125
                                                                    ==========  ==============

                             Class II                                 Shares        Amount
                             --------                               ----------  --------------
February 10, 2000 (b) through December 31, 2000:
Capital stock sold.................................................    550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions     71,503       1,617,253
Capital stock repurchased..........................................    (39,878)     (1,198,186)
                                                                    ----------  --------------
Net increase in shares outstanding.................................    582,136  $   17,149,080
                                                                    ==========  ==============

  (b) Commencement of offering of Prudential Jennison Portfolio Class II shares.

Note 8: Subsequent Events

       On November 28, 2000, the Board of Directors approved a change in the subadvisor for the Equity Portfolio and the Value Portfolio. GE Asset Management and Salomon Brothers Asset Management will replace Jennison as the Subadvisor for a portion of the assets of the Equity Portfolio. Deutsche Asset Management, Inc. and Key Asset Management Inc. will replace Jennison as the Subadvisor, for a portion of the assets of the Value Portfolio. Jennison will continue to manage a portion of both portfolios. The change was effective on February 12, 2001. In addition, effective January 31, 2001, the Value Portfolio changed its investment objective to capital appreciation by investing in common stocks that are undervalued.

                                      C11

Financial Highlights

                                                                   Conservative Balanced Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  15.36   $  15.08  $  14.97  $  15.52  $  15.31
                                                          --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.59       0.62      0.66      0.76      0.66
Net realized and unrealized gains (losses) on investments    (0.65)      0.37      1.05      1.26      1.24
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (0.06)      0.99      1.71      2.02      1.90
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.56)     (0.62)    (0.66)    (0.76)    (0.66)
Distributions from net realized gains....................    (0.11)     (0.06)    (0.94)    (1.81)    (1.03)
Distributions in excess from net realized gains..........       --      (0.03)       --        --        --
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (0.67)     (0.71)    (1.60)    (2.57)    (1.69)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  14.63   $  15.36  $  15.08  $  14.97  $  15.52
                                                          ========   ========  ========  ========  ========
Total Investment Return:(a)..............................    (0.48)%     6.69%    11.74%    13.45%    12.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,714.3   $4,387.1  $4,796.0  $4,744.2  $4,478.8
Ratios to average net assets:
  Expenses...............................................     0.60%      0.57%     0.57%     0.56%     0.59%
  Net investment income..................................     3.79%      4.02%     4.19%     4.48%     4.13%
Portfolio turnover rate..................................       85%       109%      167%      295%      295%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                            Diversified Bond Portfolio
                                                 ------------------------------------------------
                                                                    Year Ended
                                                                   December 31,
                                                 ------------------------------------------------
                                                    2000        1999      1998     1997    1996
                                                  --------    --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $  10.95    $  11.06   $  11.02  $11.07  $11.31
                                                 --------    --------   --------  ------  ------
Income From Investment Operations:
Net investment income...........................     0.77        0.67       0.69    0.80    0.76
Net realized and unrealized gains on investments     0.26       (0.75)      0.08    0.11   (0.27)
                                                 --------    --------   --------  ------  ------
   Total from investment operations.............     1.03       (0.08)      0.77    0.91    0.49
                                                 --------    --------   --------  ------  ------
Less Distributions:
Dividends from net investment income............    (0.70)         --      (0.69)  (0.83)  (0.73)
Distributions from net realized gains...........       --(b)    (0.03)     (0.04)  (0.13)     --
                                                 --------    --------   --------  ------  ------
   Total distributions..........................    (0.70)      (0.03)     (0.73)  (0.96)  (0.73)
                                                 --------    --------   --------  ------  ------
Net Asset Value, end of year.................... $  11.28    $  10.95   $  11.06  $11.02  $11.07
                                                 ========    ========   ========  ======  ======
Total Investment Return:(a).....................     9.72%      (0.74)%     7.15%   8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $1,269.8    $1,253.8   $1,122.6  $816.7  $720.2
Ratios to average net assets:
  Expenses......................................     0.45%       0.43%      0.42%   0.43%   0.45%
  Net investment income.........................     6.83%       6.25%      6.40%   7.18%   6.89%
Portfolio turnover rate.........................      139%        171%       199%    224%    210%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $0.002 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                            Equity Portfolio
                                              -----------------------------------------------------------------------------
                                                                   Class I                               Class II
                                              ------------------------------------------------- ---------------------------
                                                                 Year Ended                                  May 3, 1999(c)
                                                                December 31,                     Year Ended     through
                                              ------------------------------------------------- December 31,  December 31,
                                                2000      1999      1998      1997      1996        2000          1999
                                              --------  --------  --------  --------  --------  -----------    ----------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  28.90  $  29.64  $  31.07  $  26.96  $  25.64       $28.92      $32.79
                                              --------  --------  --------  --------  --------  -----------  ----------
Income from Investment Operations:
Net investment income........................     0.51      0.54      0.60      0.69      0.71         0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................     0.26      3.02      2.21      5.88      3.88         0.26       (0.60)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total from investment operations..........     0.77      3.56      2.81      6.57      4.59         0.65       (0.32)
                                              --------  --------  --------  --------  --------  -----------  ----------
Less Distributions:
Dividends from net investment income.........    (0.51)    (0.53)    (0.60)    (0.70)    (0.67)       (0.40)      (0.34)
Distributions in excess of net investment
 income......................................    (0.02)       --        --        --        --        (0.02)         --
Distributions from net realized gains........    (4.64)    (3.77)    (3.64)    (1.76)    (2.60)       (4.64)      (3.21)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total distributions.......................    (5.17)    (4.30)    (4.24)    (2.46)    (3.27)       (5.06)      (3.55)
                                              --------  --------  --------  --------  --------  -----------  ----------
Net Asset Value, end of period............... $  24.50  $  28.90  $  29.64  $  31.07  $  26.96       $24.51      $28.92
                                              ========  ========  ========  ========  ========  ===========  ==========
Total Investment Return(a)...................     3.28%    12.49%     9.34%    24.66%    18.52%        2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0       $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................     0.49%     0.47%     0.47%     0.46%     0.50%        0.91%       0.87%(b)
  Net investment income......................     1.75%     1.72%     1.81%     2.27%     2.54%        1.26%       1.33%(b)
Portfolio turnover rate......................       78%        9%       25%       13%       20%          78%          9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  17.64   $  16.56  $  17.28  $  17.79  $  17.86
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.61       0.58      0.58      0.59      0.57
Net realized and unrealized gains (losses) on investments    (0.86)      0.69      1.14      2.52      1.79
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (0.25)      1.27      1.72      3.11      2.36
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.62)        --     (0.59)    (0.58)    (0.58)
Distributions from net realized gains....................    (0.24)     (0.19)    (1.85)    (3.04)    (1.85)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (0.86)     (0.19)    (2.44)    (3.62)    (2.43)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  16.53   $  17.64  $  16.56  $  17.28  $  17.79
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (1.44)%     7.78%    10.24%    17.96%    13.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,463.8   $5,125.3  $5,410.0  $5,490.1  $4,896.9
Ratios to average net assets:
  Expenses...............................................     0.64%      0.62%     0.61%     0.62%     0.64%
  Net investment income..................................     3.22%      3.20%     3.21%     3.02%     3.07%
Portfolio turnover rate..................................      132%        76%      138%      227%      233%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                        Global Portfolio
                                                          --------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          --------------------------------------------
                                                             2000      1999     1998    1997    1996
                                                           --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                          --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................     0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments    (5.30)     10.04    4.38    1.11    2.94
                                                          --------   --------  ------  ------  ------
   Total from investment operations......................    (5.23)     10.10    4.45    1.20    3.05
                                                          --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........    (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................    (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                          --------   --------  ------  ------  ------
   Total distributions...................................    (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                          --------   --------  ------  ------  ------
Net Asset Value, end of year............................. $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                          ========   ========  ======  ======  ======
Total Investment Return(a)...............................   (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................       95%        76%     73%     70%     41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                        Government Income Portfolio
                                                 ------------------------------------------
                                                                 Year Ended
                                                                December 31,
                                                 ------------------------------------------
                                                  2000     1999     1998     1997    1996
                                                 ------   ------   ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $11.55  $11.87   $11.52    $11.22  $11.72
                                                 ------  ------   ------    ------  ------
Income From Investment Operations:
Net investment income...........................   0.89    0.76     0.67      0.75    0.75
Net realized and unrealized gains on investments   0.52   (1.08)    0.36      0.30   (0.51)
                                                 ------  ------   ------    ------  ------
   Total from investment operations.............   1.41   (0.32)    1.03      1.05    0.24
                                                 ------  ------   ------    ------  ------
Less Distributions:
Dividends from net investment income............  (0.91)     --    (0.68)    (0.75)  (0.74)
Dividends in excess of net investment income....     --      --       --(b)     --      --
Distribution from net realized capital gains....  (0.03)     --       --        --      --
                                                 ------  ------   ------    ------  ------
   Total distributions..........................  (0.94)     --    (0.68)    (0.75)  (0.74)
                                                 ------  ------   ------    ------  ------
Net Asset Value, end of year.................... $12.02  $11.55   $11.87    $11.52  $11.22
                                                 ======  ======   ======    ======  ======
Total Investment Return(a)......................  12.78%  (2.70)%   9.09%     9.67%   2.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $291.5  $335.5   $443.2    $429.6  $482.0
Ratios to average net assets:
  Expenses......................................   0.47%   0.44%    0.43%     0.44%   0.46%
  Net investment income.........................   6.03%   5.72%    5.71%     6.40%   6.38%
Portfolio turnover rate.........................    184%    106%     109%       88%     95%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          -----------------------------------------
                                                            2000    1999     1998    1997    1996
                                                           ------  ------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 7.52   $ 7.21  $ 8.14   $ 7.87  $ 7.80
                                                          ------   ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.74     0.79    0.77     0.78    0.80
Net realized and unrealized gains (losses) on investments  (1.30)   (0.46)  (0.94)    0.26    0.06
                                                          ------   ------  ------   ------  ------
   Total from investment operations......................  (0.56)    0.33   (0.17)    1.04    0.86
                                                          ------   ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.82)   (0.02)  (0.76)   (0.77)  (0.78)
Distributions in excess of net investment income.........     --       --      --       --   (0.01)
                                                          ------   ------  ------   ------  ------
   Total distributions...................................  (0.82)   (0.02)  (0.76)   (0.77)  (0.79)
                                                          ------   ------  ------   ------  ------
Net Asset Value, end of year............................. $ 6.14   $ 7.52  $ 7.21   $ 8.14  $ 7.87
                                                          ======   ======  ======   ======  ======
Total Investment Return(a)...............................  (7.91)%   4.61%  (2.36)%  13.78%  11.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $661.3   $802.2  $789.3   $568.7  $432.9
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%   0.58%    0.57%   0.63%
  Net investment income..................................  10.47%   10.48%  10.31%    9.78%   9.89%
Portfolio turnover rate..................................     76%      58%     63%     106%     88%

(a) Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  Money Market Portfolio
                                                        -------------------------------------------
                                                                        Year Ended
                                                                       December 31,
                                                        -------------------------------------------
                                                          2000      1999     1998    1997    1996
                                                        --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................    (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                        --------  --------  ------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        ========  ========  ======  ======  ======
Total Investment Return(a).............................     6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................     6.03%     4.90%   5.20%   5.28%   5.10%

(a) Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                                  Natural Resources Portfolio
                                                          -------------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -------------------------------------------
                                                           2000    1999     1998      1997     1996
                                                          ------  ------   -------   -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.38  $11.98  $ 15.24   $ 19.77   $17.27
                                                          ------  ------  -------   -------   ------
Income From Investment Operations:
Net investment income....................................   0.13    0.10     0.09      0.12     0.15
Net realized and unrealized gains (losses) on investments   6.36    5.40    (2.48)    (2.43)    5.11
                                                          ------  ------  -------   -------   ------
   Total from investment operations......................   6.49    5.50    (2.39)    (2.31)    5.26
                                                          ------  ------  -------   -------   ------
Less Distributions:
Dividends from net investment income.....................  (0.16)  (0.10)   (0.11)    (0.10)   (0.14)
Dividends in excess of net investment income.............  (0.09)     --       --        --       --
Distributions from net realized gains....................  (0.03)     --    (0.75)    (2.12)   (2.62)
Tax return of capital distributions......................     --      --    (0.01)       --       --
                                                          ------  ------  -------   -------   ------
   Total distributions...................................  (0.28)  (0.10)   (0.87)    (2.22)   (2.76)
                                                          ------  ------  -------   -------   ------
Net Asset Value, end of year............................. $23.59  $17.38  $ 11.98   $ 15.24   $19.77
                                                          ======  ======  =======   =======   ======
Total Investment Return(a)...............................  37.66%  45.99%  (17.10)%  (11.59)%  30.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $393.2  $289.5  $ 236.9   $ 358.0   $438.4
Ratios to average net assets:
  Expenses...............................................   0.58%   0.57%    0.61%     0.54%    0.52%
  Net investment income..................................   0.67%   0.70%    0.63%     0.60%    0.75%
Portfolio turnover rate..................................     30%     26%      12%       32%      36%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                 Prudential Jennison Portfolio
                                              --------------------------------------------------------------------
                                                                  Class I                           Class II
                                              -----------------------------------------------   ---------------
                                                                Year Ended
                                                               December 31,                   February 10, 2000(a)
                                              -----------------------------------------------       through
                                                 2000       1999      1998     1997    1996    December 31, 2000
                                               --------   --------  --------  ------  ------    ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32  $12.55          $ 34.25
                                              --------    --------  --------  ------  ------  ---------------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04    0.02            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48    1.78            (7.54)
                                              --------    --------  --------  ------  ------  ---------------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52    1.80            (7.57)
                                              --------    --------  --------  ------  ------  ---------------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)  (0.03)              --(d)
Dividends in excess of net investment income.       --(d)       --        --      --      --               --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     --            (3.80)
                                              --------    --------  --------  ------  ------  ---------------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)  (0.03)           (3.80)
                                              --------    --------  --------  ------  ------  ---------------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73  $14.32          $ 22.88
                                              ========    ========  ========  ======  ======  ===============
Total Investment Return(b)...................   (17.38)%     41.76%    37.46%  31.71%  14.41%          (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5          $  13.3
Ratios to average net assets:
   Expenses..................................     0.64%       0.63%     0.63%   0.64%   0.66%            1.04%(c)
   Net investment income.....................     0.02%       0.17%     0.20%   0.25%   0.20%           (0.39)%(c)
Portfolio turnover rate......................       89%         58%       54%     60%     46%              89%

(a) Commencement of offering of Class II shares.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.

(c) Annualized.

(d) Less than $0.01 per share.



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ----------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ----------------------------------------
                                                           2000    1999     1998    1997    1996
                                                          ------  ------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $16.25  $14.71  $15.93   $13.79  $11.83
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.07    0.10    0.09     0.10    0.09
Net realized and unrealized gains (losses) on investments   1.81    1.71   (0.25)    3.32    2.23
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.88    1.81   (0.16)    3.42    2.32
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.08)     --   (0.09)   (0.10)  (0.09)
Distributions from net realized gains....................  (0.94)  (0.27)  (0.97)   (1.18)  (0.27)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (1.02)  (0.27)  (1.06)   (1.28)  (0.36)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $17.11  $16.25  $14.71   $15.93  $13.79
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)                                 12.81%  12.68%  (0.76)%  25.17%  19.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $568.3  $437.5  $360.4   $290.3  $147.9
Ratios to average net assets:
  Expenses...............................................   0.48%   0.45%   0.47%    0.50%   0.56%
  Net investment income..................................   0.59%   0.70%   0.57%    0.69%   0.87%
Portfolio turnover rate..................................     45%     31%     26%      31%     13%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                        Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments    (4.37)      7.23      8.11      7.34      4.06
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (4.01)      7.67      8.53      7.77      4.46
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................    (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (9.03)%    20.54%    28.42%    32.83%    22.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................     0.39%      0.39%     0.37%     0.37%     0.40%
  Net investment income..................................     0.83%      1.09%     1.25%     1.55%     1.95%
Portfolio turnover rate..................................        7%         2%        3%        5%        1%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                                           Value Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2000      1999       1998      1997      1996
                                                          --------  --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  19.52  $  20.03  $  22.39   $  18.51  $  16.27
                                                          --------  --------  --------   --------  --------
Income from Investment Operations:
Net investment income....................................     0.46      0.51      0.56       0.61      0.58
Net realized and unrealized gains (losses) on investments     2.45      1.89     (1.03)      6.06      2.88
                                                          --------  --------  --------   --------  --------
   Total from investment operations......................     2.91      2.40     (0.47)      6.67      3.46
                                                          --------  --------  --------   --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.44)    (0.50)    (0.59)     (0.57)    (0.71)
Distributions from net realized gains....................    (1.53)    (2.41)    (1.30)     (2.22)    (0.51)
                                                          --------  --------  --------   --------  --------
   Total distributions...................................    (1.97)    (2.91)    (1.89)     (2.79)    (1.22)
                                                          --------  --------  --------   --------  --------
Net Asset Value, end of year............................. $  20.46  $  19.52  $  20.03   $  22.39  $  18.51
                                                          ========  ========  ========   ========  ========
Total Investment Return(a)...............................    15.59%    12.52%    (2.38)%    36.61%    21.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5
Ratios to average net assets:
  Expenses...............................................     0.45%     0.42%     0.42%      0.41%     0.45%
  Net investment income..................................     2.31%     2.34%     2.54%      2.90%     3.36%
Portfolio turnover rate..................................       85%       16%       20%        38%       21%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                               Zero Coupon Bond 2005 Portfolio
                                                          -----------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          -----------------------------------------
                                                           2000     1999    1998    1997     1996
                                                          ------   ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.68  $13.44   $12.60  $12.25  $13.19
                                                          ------  ------   ------  ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.67     0.66    0.68    0.66
Net realized and unrealized gains (losses) on investments   1.02   (1.43)    0.87    0.66   (0.82)
                                                          ------  ------   ------  ------  ------
   Total from investment operations......................   1.67   (0.76)    1.53    1.34   (0.16)
                                                          ------  ------   ------  ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.67)     --    (0.67)  (0.71)  (0.64)
Distributions from net realized gains....................  (0.30)     --    (0.02)  (0.28)  (0.14)
                                                          ------  ------   ------  ------  ------
   Total distributions...................................  (0.97)     --    (0.69)  (0.99)  (0.78)
                                                          ------  ------   ------  ------  ------
Net Asset Value, end of year............................. $13.38  $12.68   $13.44  $12.60  $12.25
                                                          ======  ======   ======  ======  ======
Total Investment Return(a)...............................  13.76%  (5.66)%  12.35%  11.18%  (1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 49.8  $ 45.4   $ 45.5  $ 30.8  $ 25.8
Ratios to average net assets:
  Expenses...............................................   0.65%   0.59%    0.61%   0.74%   0.53%
  Net investment income..................................   5.26%   5.31%    5.35%   5.71%   5.42%
Portfolio turnover rate..................................     67%     15%      --%     35%     10%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio (formerly, Equity Income Portfolio) and Zero Coupon Bond 2005 Portfolio (fourteen of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles general accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2001

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2000, the Series Fund paid dividends as follows:

                               Ordinary    Long-Term       Total
                               Dividends Capital Gains Distributions
                               --------- ------------- -------------
Conservative Balanced.........    $0.556        $0.114        $0.670
Diversified Bond..............     0.696            --         0.696
Equity (Class I)..............     0.530         4.640         5.170
Equity (Class II).............     0.420         4.640         5.060
Flexible Managed..............     0.620         0.244         0.864
Global........................     0.422         1.722         2.144
Government Income.............     0.910         0.030         0.940
High Yield Bond...............     0.820            --         0.820
Money Market..................     0.602            --         0.602
Natural Resources.............     0.252         0.030         0.282
Prudential Jennison (Class I).     0.020         3.801         3.821
Prudential Jennison (Class II)        --         3.801         3.801
Small Capitalization Stock....     0.407         0.617         1.024
Stock Index...................     0.387         1.389         1.776
Value.........................     0.439         1.529         1.968
Zero Coupon Bond 2005.........     0.672         0.302         0.974

                                      E1

The Prudential Series Fund, Inc.

Annual Report

December 31, 2000

Board of Directors (as of 12/31/2000)

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Joseph Weber, Ph.D.
Vice President,
Interclass (international corporate learning)

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract please call the following telephone number: (800) 778-2255 8 a.m.- Midnight Eastern time.

If you own a variable annuity contract, please call the following telephone number: (888) 778-2888 8 a.m.- 8 p.m. Eastern time.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that by calling (877) 778-5008 you can revoke or "opt out" of householding at any time.

[LOGO OF PRUDENTIAL]

P.O.Box 7478
Philadelphia, PA 19101-7478

 Presorted
 Standard
U.S.Postage
   PAID
Prudential

IFS200101-A050488
PSF AR
Ed. 12/31/2000

The Prudential Series Fund, Inc.

A N N U A L  R E P O R T       D e c e m b e r  3 1 ,  2 0 0 0


VARIABLE ANNUITIES
Pruco Life's Discovery Select(R) Variable  Annuity
Pruco Life's Discovery Choice(R) Variable  Annuity




PROSPECTUS SUPPLEMENT INCLUDED



                                   [GRAPHIC]




        The Prudential Insurance Company of America
        751 Broad Street
        Newark, NJ 07102-3777
        Pruco Life Insurance Company
        213 Washington Street
        Newark, NJ 07102-2992
        IFS-200101-A061487                                 [LOGO OF PRUDENTIAL]

[GRAPHIC]

This Report includes the financial statements of the variable investment options in the Discovery Select((R)) Variable Annuity and Discovery Choice((R)) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996. Discovery Choice Variable Annuity was first offered on November 1, 1999.


IMPORTANT NOTE
This Report may be used with the public only when preceded or accompanied by the current prospectus for the Discovery Select or Discovery Choice Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.


The prospectus contains complete details on risks, charges and expenses for the Discovery Select and Discovery Choice Variable Annuity and the variable investment options. Read the prospectus carefully prior to investing or sending money.


Like most annuity contracts, Discovery Select and Discovery Choice Variable Annuities contain exclusions, limitations, reductions of benefits, and terms for keeping it in force. Your licensed financial professional will be glad to provide you with costs and complete details.


All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

                        THE PRUDENTIAL SERIES FUND, INC.
                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                    Diversified Conservative Growth Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
               Value Portfolio (formerly Equity Income Portfolio)
                              20/20 Focus Portfolio
                         Zero Coupon Bond Portfolio 2005

                       Supplement, dated February 1, 2001
                                       to
                        Prospectus, dated April 30, 2000

     On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

     Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.


Objective of Value Portfolio (formerly Equity Income Portfolio)

     Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest--Investment Objectives and Policies":

          The investment objective of the Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.


Investment Policies

     The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e.,

PSFSUP12 (02/01/2001)                                            RS.SU.007.0201
the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

     Each Portfolio may invest in exchange-traded funds.


   Diversified Bond Portfolio

     Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

     The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.


   Diversified Conservative Growth Portfolio

     The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.


   Government Income Portfolio

     The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

     The Portfolio may invest up to 15% of its assets in zero coupon bonds.


   Small Capitalization Stock Portfolio and Stock Index Portfolio

     Each Portfolio may invest in exchange-traded funds.

     Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.


   20/20 Focus Portfolio

     The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."


New Investment Adviser

     Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

          Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

     The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.


New Investment Sub-Advisers

     As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

     Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

     Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

     Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

     Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

     GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

     Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

     Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.


New Portfolio Managers

     The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."


   An Introductory Note About Fixed Income Management

     Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

     Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

     Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

     The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

     The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

     The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.


   Diversified Bond Portfolio

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.


   Diversified Conservative Growth Portfolio

     William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

     The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

     The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

     Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

     William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.


   Equity Portfolio

     Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

     Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

     Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


   Global Portfolio

     Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

   Government Income Portfolio and Zero Coupon Bond Portfolio 2005

     The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   High Yield Bond Portfolio

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   Money Market Portfolio

     The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.


   Natural Resources Portfolio

     Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.


   Prudential Jennison Portfolio

     This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.


   Small Capitalization Stock Portfolio

     Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.


   Stock Index Portfolio

     John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.

   Value Portfolio (formerly Equity Income Portfolio)

     Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

     James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

     Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.


   20/20 Focus Portfolio

     Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

     Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.


Natural Resources Portfolio: Change to Non-Diversified

     Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.

                                             Annual Report    December 31, 2000


Table of Contents

3        Letter to Contract Owners
4        Commentary and Outlook

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
         Diversified Bond Portfolio
         Diversified Conservative Growth Portfolio
         Equity Portfolio
         Global Portfolio
         High Yield Bond Portfolio
         Money Market Portfolio
         Prudential Jennison Portfolio
         Small Capitalization Stock Portfolio
         Stock Index Portfolio
         Value Portfolio (Formerly Equity Income)
         20/20 Focus Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.
         AIM V.I. Growth and Income Fund
         AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
         Alliance Premier Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIO
         American Century VP Value Fund

DAVIS VARIABLE ACCOUNT FUND, INC.
         Davis Value Portfolio

FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
         Franklin(R) Small Cap Fund--Class II

JANUS ASPEN SERIES
         Janus Aspen Growth Portfolio
         Janus Aspen International Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)
         MFS(R) Emerging Growth Series
         MFS(R) Research Series

OPCAP ADVISORS
         OCC Accumulation Trust-Managed Portfolio
         OCC Accumulation Trust Small Cap Portfolio

T. ROWE PRICE INVESTMENT SERVICES, INC.
         T. Rowe Price Equity Portfolio
         T. Rowe Price International Stock Portfolio

WARBURG PINCUS TRUST
         Warburg Pincus Global Post-Venture Capital Portfolio

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000

     Board of Directors (as of 12/31/2000)



David R. Odenath, Jr.                                W. Scott McDonald, Jr., Ph.D.
Chairman,                                            Vice President,
The Prudential Series Fund, Inc.                     Kaludis Consulting Group



Saul K. Fenster, Ph.D.                               Joseph Weber, Ph.D.
President,                                           Vice President,
New Jersey Institute of Technology                   Interclass (international corporate learning)

 The Prudential Series Fund, Inc.            Annual Report     December 31, 2000

      Letter to Contract Owners

DEAR CONTRACT OWNER:
This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.

LOOKING BACK
The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE
This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL
Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,


/s/ David R. Odenath, Jr.
David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                             January 31, 2001


[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."

CHANGES TO YOUR FUND
During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.



The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Equity Commentary

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominatedthe market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.

HOW THE SECTORS PERFORMED

 . Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 . Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 . Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 . Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment--left many customers with no pressing need to upgrade further.

 . Two economically sensitive sectors--consumer cyclicals and basic materials-- suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

   In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.


Performance of U.S. Market Sectors
Through December 31, 2000

              [CHART]

Technology                      -39.9%
Energy                           14.1%
Capital Goods                     3.5%
Utilities                        59.7%
Communication Services          -38.8%
Basic Materials                 -12.5%
Consumer Cyclicals              -20.2%
Healthcare                       35.9%
Consumer Staples                  5.3%
Financials                       26.1%
Transporation                    18.5%



S&P 500 Index Sector Weightings
Through December 31, 2000

               [CHART]

Technology                       21.8%
Financials                       17.3%
Healthcare                       13.4%
Consumer Staples                 11.5%
Capital Goods                     8.6%
Consumer Cyclicals                7.8%
Energy                            6.4%
Communication Services            5.5%
Utilities                         3.8%
Basic Materials                   3.1%
Transportation                    0.7%

Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Equity Outlook

COMBINATION OF FACTORS HURT 2000 MARKET
Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS
Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS
Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Bond Commentary

U.S. BOND MARKET TROUNCED STOCK MARKET
Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY
Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market
Indexes Through December 31, 2000

                   [CHART]

          One Year

Global (U.S. dollar) Index              1.43%
U.S. Mortgage-Backed Securities        11.16%
Emerging Markets                       13.73%
U.S. Treasuries                        13.52%
U.S. Aggregate Index                   11.63%
U.S. Corp. Investment Grade             9.39%
U.S. Municipals                        11.68%
U.S. Corporate High Yield              -5.86%

Source: Lehman Brothers as of December 31, 2000. The Lehman
Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Bond Outlook

BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS
Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.

FED COURSE A POSITIVE FOR HIGH-YIELD BONDS
Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.

MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET
In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Diversified Bond Portfolio

MANAGED BY
Steven Kellner

"Within the financial sector of the corporate bond market, we favor bonds of brokerage firms over those of banks. We believe brokerage firms have stronger risk controls, while banks' exposure to troubled loans has increased recently."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months  1-Year  3-Year   5-Year   10-Year
Diversified Bond Portfolio/1/         6.73%    9.72%   5.29%    5.75%    7.83%
Lipper (VIP) Corp. Debt BBB Avg./2/   6.14%    9.36%   4.88%    5.73%    7.89%
Lehman Aggregate Bond Index/3/        7.35%   11.63%   6.36%    6.46%    7.96%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


Several factors helped the Diversified Bond Portfolio outperform its Lipper Average in 2000. First, we maintained a sizable exposure to longer-term U.S. Treasuries. Second, we adopted a more conservative strategy toward riskier assets such as high-yield (junk) bonds and emerging market bonds. Third, rating upgrades and other positive events boosted prices of some bonds in the Portfolio.

PERFORMANCE REVIEW
The U.S. economy lost steam after the Federal Reserve (the Fed) raised short-term interest rates in February, March, and May 2000. In fact, the economy weakened so much that many investors expected the Fed to eventually cut short-term rates to stimulate economic activity.

Consequently, they accepted lower yields (and paid higher prices) for investment-grade bonds. But because slower economic growth hurt corporate earnings, prices of investment-grade corporate bonds rallied less than prices of Treasuries, while prices of junk bonds declined sharply.

A supply/demand imbalance also helped Treasuries outperform the rest of the U.S. bond market in 2000. Investors rushed to buy Treasuries as growing federal budget surpluses reduced the U.S. government's need to borrow money through issuance of Treasuries. Therefore, the government cut Treasury issuance and bought back $30 billion of them in 2000. Of course, owning longer-term Treasuries during this time benefited the Portfolio.

Among investment-grade corporate bonds and emerging market bonds, we shifted toward shorter-term maturities to maintain yield and cut price risk and volatility. We also favored shorter-term junk bonds rated BB, such as those of energy and utility companies. These bonds outperformed lower-rated junk bonds in 2000.

$10,000 INVESTED OVER 10 YEARS

                                     [CHART]

                      $21,242           $21,403 Lipper
                    Diversified       (VIP) Corp. Debt       $21,504 Lehman
                  Bond Portfolio/1/     BBB Avg./2/      Aggregate Bond Index/3/
                  -----------------   ----------------   -----------------------
Dec. 1990             10000               10000                 10000
                      10449.3             10532.5               10447.1
Dec. 1991             11643.9             11685.9               11600.3
                      11959.1             12051.9               11914.1
Dec. 1992             12480.5             12613.2               12458.9
                      13383.3             13658.8               13318
Dec. 1993             13745.1             14136.1               13673.6
                      13221.2             13460.9               13144.7
Dec. 1994             13300.8             13556.3               13274.8
                      14907.8             15190.6               14794
Dec. 1995             16058.4             16238.5               15727.3
                      15811.8             16038.7               15536.2
Dec. 1996             16764.5             16943.2               16298.2
                      17453.1             17500.8               16802.4
Dec. 1997             18200.9             18597.7               17871.7
                      19008.4             19337.8               18573.7
Dec. 1998             19503.1             19881                 19424.2
                      19182.8             19530.2               19158
Dec. 1999             19359.6             19635.6               19264.5
                      19902.5             20177.8               20032.6
Dec. 2000             21242.3             21402.9               21504.2

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Diversified Conservative Growth Portfolio

MANAGED BY
John Van Belle

"Growth stocks were the early favorites in 2000, while bonds and value stocks performed poorly. This pattern reversed sharply in March. Because the Portfolio is diversified across asset classes and across growth and value stocks, the change in market favor had relatively little impact. Holdings that had been lagging moved ahead; those that had been ahead began to lose ground. Overall, in a year when the S&P 500 lost about 9%, the Portfolio had a modest positive return."

PERFORMANCE SUMMARY

------------------------------------------------------------------------------------------------
                                                         Six                            Since
  Average Annual Returns                                Months          1-Year        Inception
  Diversified Conservative Growth Portfolio/1/          1.55%           3.79%           5.96%
  Lipper (VIP) Income Funds Average/2/                  3.07%           5.28%           2.20%
  S&P 500 Index/3/                                     -8.71%          -9.10%           0.53%
  Lehman Aggregate Bond Index/4/                        7.35%          11.63%           6.41%
------------------------------------------------------------------------------------------------

Diversified Conservative Growth Portfolio inception date: 5/3/99.


The Diversified Conservative Growth Portfolio had a modest 3.79% return, while the Lipper (VIP) Income Funds Average was 5.28%. Since the Portfolio performed slightly better than a blend of market indexes that reflects the Portfolio's asset class composition, we believe the higher Lipper Average reflects variations in asset allocation among the funds it includes. Our blend includes stocks and high-yield bonds--more volatile asset classes whose benchmarks declined in the year 2000.

PERFORMANCE REVIEW
It was a very good year for bonds, but the Portfolio's 40% aggregate commitment to stocks detracted from its return. The 60% of the Portfolio invested in fixed-income securities is divided between a 40% core position and a 20% allotment to high-yield ("junk") bonds. The core portfolio had a substantial positive return, although it trailed its benchmark by a significant margin. High-yield bonds, however, suffered from concerns about credit quality. Their benchmark declined by almost 6%, but the Portfolio's holdings outperformed this mark substantially, coming in positive for the year.

Each half of the Portfolio's large-cap stock holdings--value and growth--outper-formed its respective benchmark: the value stocks gained somewhat more, and growth stocks lost somewhat less than the Index against which they are compared. The Portfolio's small-cap growth stocks also held their value much better than their benchmark. However, the Portfolio's small-cap value stocks fell substantially short of the large gain of the small-cap value benchmark. This was primarily because our holdings did not include much biotechnology early in the year when these stocks performed exceptionally well. Since March, however, our small-cap value holdings have had strong relative performance.

$10,000 INVESTED SINCE INCEPTION

                                     [CHART]

                      $11,011 Diversified                                       $11,091 Lehman
                      Conservative Growth        $10,570 Lipper (VIP)           Aggregrate Bond            $10,089
                       Portfolio/1/              Income Funds Avg./2/               Index/4/          S&P 500 Index/3/
                      -------------------        --------------------           ---------------       ----------------
April 1999                10000                        10000                         10000                  10000
June 1999                 10060                        10036.1                       9880.83                10304.5
December 1999             10609.5                      10188.4                       9935.77                11099.3
June 2000                 10842.8                      10424.1                       10331.9                11052
December 2000             11011.1                      10569.6                       11090.9                10089.1


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential.

/2/ The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Equity Portfolio

MANAGED BY
Jeffrey Siegel, Bradley L. Goldberg, and David Kiefer

"Through the first half of 2001, strong stock selection will continue to be the key to navigate uncertain markets. The question facing investors is whether the slowdown under way will result in a soft landing or a recession. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks, and are biased toward owning more. We find telecommunications now attractively priced, especially consumer services. We are very proud of our performance in 2000, and hopeful about the outlook for the Portfolio in 2001."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months  1-Year   3-Year   5-Year   10-Year
Equity Portfolio (Class I)/1/         9.26%    3.28%    8.30%   13.42%    16.08%
Lipper (VIP) Growth Fund Avg./2/     -11.88%  -9.22%   13.96%   17.39%    17.52%
S&P 500 Index/3/                      -8.71%  -9.10%   12.26%   18.33%    17.44%
--------------------------------------------------------------------------------

Equity Portfolio (Class I) inception date: 5/13/83.


The Equity Portfolio (Class I)'s 3.28% return in 2000 substantially outperformed the 9.22% decline of the Lipper (VIP) Growth Fund Average. The comparative per-formance was helped significantly by the Portfolio's relatively few holdings in technology and telecommunications services, which were the period's worst-performing sectors.

PERFORMANCE REVIEW
Healthcare corporate earnings generally are improving and the stocks are moving up. Tenet Healthcare, UnitedHealth Group, and WellPoint Health made particularly large contributions to our return.

Prices are finally increasing in the insurance industry as well. Loews, Axa Financial, and Chubb made substantial contributions to our return. The Portfolio also was helped by large gains on its smaller positions in Old Republic International and John Hancock Financial Services. Nabisco Group Holdings and Philip Morris were among the larger contributors to our return.

The largest negative impact to our return came from Eastman Kodak, whose film sales have been hurt by a weak economy. Our weighting in basic materials, whose earnings are strongly linked to economic cycles, also hurt, as investors feared that rising interest rates would subdue growth.

Our paper and metals stocks declined steeply for much of the year, but improved in the fourth quarter. We've trimmed our paper holdings since stocks have risen significantly and Willamette received a takeover offer at a large premium. Our computer and telecommunications stocks detracted from our return. However, we delayed buying many of these stocks until they were well below their highs.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                    $44,405 Equity            $51,843 Lipper (VIP)             $49,914
                  Class I Portfolio/1/        Growth Fund Avg./2/          S&P 500 Index/3/
                  --------------------        -------------------          ----------------
Dec. 1990                10000                       10000                       10000
                         12058.2                     11577.7                     11422.8
Dec. 1991                12601                       13673.7                     13040
                         13433.5                     13160.1                     12952.4
Dec. 1992                14387                       14816.6                     14032.1
                         16210.3                     15626.6                     14714.7
Dec. 1993                17533.2                     16846                       15443.3
                         17195.3                     15738.7                     14920.8
Dec. 1994                18020.4                     16533.2                     15646.2
                         21008.9                     19696.7                     18804.5
Dec. 1995                23659                       22184.5                     21518.7
                         25389.2                     24451.9                     23689.8
Dec. 1996                28040.5                     26781.2                     26456.2
                         31759.8                     30937.2                     31905.5
Dec. 1997                34954.8                     34008.5                     35279.6
                         39313.7                     40016.9                     41531.9
Dec. 1998                38221.2                     43405.4                     45369.2
                         44133.3                     48911                       50979.7
Dec. 1999                42993.2                     57369.4                     54911.8
                         40642.2                     59442.8                     54677.5
Dec. 2000                44405.1                     51842.8                     49913.9

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Global Portfolio

MANAGED BY
Daniel J. Duane and Michelle Picker

"Despite the decline in many global stock markets in 2000, we believe the reasons for holding global equities remain compelling. Unlike in the United States, many international economies have spare industrial capacity. The productivity-enhancing factors and corporate restructuring that drove the lengthy bull market in the United States are only in the early stages in many other countries. Another positive trend is the promise of the digital revolution. As consumers and businesses upgrade to new digital products, the countries that develop and market them should benefit."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year  3-Year   5-Year   10-Year
Global Portfolio/1/                 -16.86%  -17.68%  15.15%   14.35%   12.74%
Lipper (VIP) Global Avg./2/          -9.27%   -9.93%  13.79%   14.05%   12.00%
Morgan Stanley World Index/3/       -10.90%  -13.18%  10.49%   12.12%   11.93%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


In a market in which growth stocks were leading the broader global averages down, the Global Portfolio returned -17.68%, trailing the Lipper (VIP) Global Average of -9.93% primarily because of its growth investment style.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW
Our telecommunications and media stocks pulled down our return over 2000, particularly two Japanese holdings--Nippon Telegraph and Telephone and NTT DoCoMo (wireless telecommunications)--which were among our poorest performers. So was Vodafone (U.K.) the largest wireless telecommunications service company in the world. Investors appear to have decided that some telecommunications markets were saturated and that some companies had invested too much in band-width licenses. We reduced our losses by recognizing the technology-media-telecommunications (TMT) decline early, selling some of our TMT stocks, and then buying them again at reduced prices later in the year. We continue to believe that TMT represents the largest growth market of our time.

Other Japanese technology holdings, such as Fujitsu and Sony, also fell. We believe this was due to investors' general aversion to Japanese stocks, caused by the stalling Japanese economy and the slow pace of financial reform in that country.

Some TMT companies escaped the pressure and added substantially to our return, including Thomson Multimedia (France) and, Mannesmann and Deutsche Telekom (both Germany). However, the largest positive contribution to our performance came from U.S. TMT firms, including PMC Sierra, Atmel, Juniper Networks, and Electronic Arts.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                   $33,176 Global             $31,854 Lipper (VIP)     $30,864 Morgan Stanley
                    Portfolio/1/                 Global Avg./2/            World Index/3/
                    ------------              --------------------     ----------------------
Dec. 1990             10000                           10000                   10000
                      10427.4                         10363.3                 10608.9
Dec. 1991             11138.5                         11403.7                 11828.4
                      11128.7                         11559.7                 11057
Dec. 1992             10757.5                         11270                   11210.2
                      12229.3                         12852                   12909.3
Dec. 1993             15398.4                         15263.8                 13732.8
                      14800.7                         14915.1                 14231.2
Dec. 1994             14646                           15060.2                 14429.9
                      16030.2                         15795.8                 15749.5
Dec. 1995             16971.4                         16925.8                 17419.8
                      18710.8                         18333.4                 18653.8
Dec. 1996             20313.5                         19613.1                 19767.8
                      22849.6                         22241.9                 22808.7
Dec. 1997             21730.8                         22256.6                 22883.9
                      25933                           25502.8                 26692.8
Dec. 1998             27180.5                         25594.3                 28453.4
                      29828.3                         27894.2                 30875
Dec. 1999             40300                           35328.8                 35548.2
                      39901.7                         35682.5                 34639.7
Dec. 2000             33175.6                         31853.7                 30863.5

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by
    Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     High Yield Bond Portfolio

MANAGED BY
Casey Walsh and George Edwards

"We see particularly good value in newly issued high-yield corporate bonds (or junk bonds). Because of the dismal performance of junk bonds in 2000, only better-quality high-yield issuers have been allowed access to the market in 2001. These newly issued junk bonds carry attractive yields that have not been available in the high-yield market for some time."

PERFORMANCE SUMMARY

---------------------------------------------------------------------------------------
                                             Six
Average Annual Returns                      Months   1-Year   3-Year  5-Year   10-Year
High Yield Bond Portfolio/1/                -6.13%   -7.91%   -2.02%   3.58%    10.26%
Lipper (VIP) High Current Yield Avg./2/     -6.20%   -7.03%   -1.38%   4.08%    9.84%
Lehman Corporate High Yield Index/3/        -4.70%   -5.86%   -0.61%   4.28%    11.16%
---------------------------------------------------------------------------------------

High Yield Bond Portfolio inception date:   2/23/87.


The negative returns of the High Yield Bond Portfolio, its benchmark Lipper Average, and the Lehman Corporate High Yield Index reflect the unusually difficult conditions in the junk bond market in 2000. The Portfolio returned -7.91% for the period ending December 31, 2000.

PERFORMANCE REVIEW
Investors demanded higher yields (and lower prices) on bonds, especially junk bonds, as the Federal Reserve (the Fed) increased short-term interest rates in February, March, and May to slow the brisk pace of U.S. economic growth and check inflationary pressures. High-yield bonds also sold off as a growing number of companies defaulted or missed debt service payments on their high-yield bonds.

The Fed's rate hikes slowed U.S. economic growth in the second half of 2000, hurting corporate earnings and consumer confidence. Investors reacted by shifting more money from high-yield bonds into safer assets such as U.S. Treasuries.

We adopted a more conservative strategy by reducing the Portfolio's exposure to bonds of companies in industries such as metals, paper, and retailing that often suffer most in an economic downturn. By contrast, we boosted exposure to bonds of firms in defensive industries such as cable television. We also cut exposure to bonds rated below single-B and raised exposure to bonds rated Ba, the highest ratings category in the junk bond market.

Despite these moves, the Portfolio's remaining exposure to bonds rated below single-B hurt its relative performance as lower-quality junk bonds dramatically underperformed high-yield bonds rated Ba (or its equivalent BB). The Portfolio's relative performance also suffered because it held bonds that defaulted, such as those of retailer Kasper and steelmaker LTV.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                           $25,673 Lipper (VIP)          $28,819 Lehman
               $26,564 High Yield             High Current               Corporate High
               Bond Portfolio/1/              Yield Avg./2/              Yield Index/3/
               ------------------          --------------------          --------------
Dec. 1990          10000                          10000                     10000
                   12527.4                        12178                     12960.3
Dec. 1991          13899.2                        13588.5                   14618.3
                   15391.3                        15040.6                   16131.3
Dec. 1992          16336.2                        15837.6                   16921
                   18192.1                        17651.1                   18704.3
Dec. 1993          19483.6                        18831.6                   19817.2
                   19269.9                        18391.7                   19368
Dec. 1994          18953.4                        18275.1                   19613.2
                   20760.4                        20251.1                   22047.5
Dec. 1995          22282.4                        21641.5                   23373.8
                   23348.5                        22644.7                   24181.9
Dec. 1996          24820.2                        24507.5                   26027.1
                   26278.5                        25947.6                   27541.2
Dec. 1997          28241.4                        27683.3                   29349.1
                   29709.7                        28884.4                   30669.9
Dec. 1998          27575.9                        27424.7                   29896.9
                   28540.2                        28235                     30554.5
Dec. 1999          28847.1                        28431.2                   30611.9
                   28299.9                        27905.1                   30241.3
Dec. 2000          26564.1                        25672.5                   28818.5

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

High-yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Corporate High Yield Index (LHYI) is an unmanaged index comprised of over 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Money Market Portfolio

MANAGED BY
Manolita Brasil and Joseph Tully

"The Federal Reserve (the Fed) lowered short-term interest rates twice in January 2001. We believe the Fed will continue to ease monetary policy in 2001 to prevent the U.S. economy from slipping into a recession."

PERFORMANCE SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
                                        Six                                                                        7-Day Current
  Average Annual Returns               Months           1-Year          3-Year           5-Year          10-Year    Net Yield/1/
  Money Market Portfolio/1/             3.18%            6.20%           5.52%           5.44%            4.99%        6.26%
  Lipper (VIP) Money Market Avg./2/     3.09%            5.99%           5.29%           5.22%            4.75%         N/A
------------------------------------------------------------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.

The Money Market Portfolio returned 6.20% in 2000, compared with a 5.99% return reported by its benchmark Lipper Average. On December 26, 2000, the Portfolio's seven-day current yield was 6.26%, up from 6.12% on June 27, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW
The year 2000 was a favorable period for investors in money market funds because money market yields climbed to very attractive levels. Investors required higher money market yields as the Fed increased short-term rates in February, March, and May 2000 to slow U.S. economic growth and avoid mounting inflationary pressures.

We enhanced the Portfolio's performance by taking advantage of good investment opportunities created by the trend toward higher yields. We purchased bank and corporate securities maturing in three months and six months. Besides their solid yields, proceeds from these securities could be reinvested later in the year in higher-yielding securities that might be available if the Fed continued to raise short-term rates. There seemed to be a good chance for further rate hikes throughout the summer as the Fed continued to voice concern that economic conditions might spark higher inflation.

By autumn, the Fed's continued hawkish stance contrasted with market expecta-tions for lower short-term rates. Therefore, we invested primarily in the six-month sector. Not until late December did the Fed issue a statement warning that risks were weighted mainly toward weak economic conditions. This shift from battling inflation to avoiding an economic downturn bolstered hopes for lower short-term rates. Consequently, money market yields fell sharply in December.

SEVEN-DAY CURRENT NET YIELDS

                                    [CHART]

                              6.26% Money                      5.89% Average
                           Market Portfolio/1/              Money Market Fund/3/
                           -------------------              --------------------
December 1999                     5.65                              5.16
                                  5.56                              5.06
                                  5.7                               5.17
                                  5.67                              5.14
January 2000                      5.72                              5.11
                                  5.58                              5.12
                                  5.6                               5.13
                                  5.6                               5.16
                                  5.6                               5.17
February 2000                     5.63                              5.19
                                  5.62                              5.19
                                  5.61                              5.2
                                  5.62                              5.24
March 2000                        5.68                              5.29
                                  5.72                              5.36
                                  5.74                              5.36
                                  5.73                              5.37
April 2000                        5.75                              5.39
                                  5.76                              5.4
                                  5.74                              5.42
                                  5.84                              5.49
                                  5.97                              5.61
May 2000                          6.11                              5.69
                                  6.14                              5.74
                                  6.15                              5.78
                                  6.17                              5.82
June 2000                         6.12                              5.86
                                  5.97                              5.91
                                  6.03                              5.88
                                  6.47                              5.9
July 2000                         6.52                              5.91
                                  6.48                              5.91
                                  6.32                              5.9
                                  6.33                              5.92
                                  6.4                               5.9
August 2000                       6.39                              5.92
                                  6.33                              5.91
                                  6.29                              5.9
                                  6.29                              5.91
September 2000                    6.28                              5.92
                                  6.27                              5.91
                                  6.28                              5.88
                                  6.27                              5.9
                                  6.27                              5.91
October 2000                      6.26                              5.92
                                  6.25                              5.9
                                  6.25                              5.9
                                  6.28                              5.91
November 2000                     6.25                              5.92
                                  6.26                              5.91
                                  6.27                              5.91
                                  6.27                              5.9
December 2000                     6.26                              5.89

Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 12/26/2000.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. As of 12/26/2000, based on 328 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Prudential Jennison Portfolio

MANAGED BY
Michael Del Balso, Kathleen McCarragher, and Spiros Segalas

"Over the past few years, investors gradually came to realize the growth potential of technology firms. However, after the extraordinary gains of 1998 into early 2000, much of that potential was already priced into technology stocks. We don't believe this means companies' growth will subside or that their stocks are overpriced; we believe it means that they have, as a group, about the same possibilities for share price appreciation as the rest of the market does. Accordingly, we have broadened our Portfolio's focuses. We expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years."

PERFORMANCE SUMMARY

----------------------------------------------------------------------------------------------------------------------
                                                  Six                                                         Since
  Average Annual Returns                         Months        1-Year        3-Year          5-Year         Inception
  Prudential Jennison Portfolio (Class I)/1/    -20.54%       -17.38%        17.32%          19.46%          21.70%
  Lipper (VIP) Growth Fund Avg./2/              -11.88%        -9.22%        13.96%          17.39%          19.07%
  S&P 500 Index/3/                               -8.71%        -9.10%        12.26%          18.33%          20.11%
----------------------------------------------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

The Prudential Jennison Portfolio (Class I)'s 17.38% decline for the year ended December 31, 2000, was substantially greater than the 9.22% fall of the Lipper
(VIP) Growth Fund Average. This is primarily because the growth fund category includes funds managed in the value style, which was strongly favored in 2000.

PERFORMANCE REVIEW
We had a substantial focus on the technology sector, which at first helped our performance considerably: Juniper Networks, EMC, Applied Micro Circuits, and Texas Instruments made significant positive contributions to our annual return.

However, the technology sector began a sharp descent in March 2000, and our return was pulled down by the declines of Microsoft, NTL, Cisco Systems, Dell Computer, and Motorola, among others. We took some profits in the technology group early in the year. However, it would have helped to reduce our weighting even more because technology stocks declined further later in the year.

We also had a substantial focus on telecommunications services. We lost ground on several holdings in this sector, particularly AT&T, Liberty Media, Time Warner, and Nextel Communications.

Conversely, we should have held more healthcare, although we did add consider-ably to our holdings over the year. We benefited particularly from our shares in American Home Products. Lilly and Schering-Plough also were among the positive contributors to our return.

$10,000 INVESTED SINCE INCEPTION

                                    [CHART]

                     $30,549 Prudential
                     Jennison Portfolio               $27,371 Lipper                  $28,243 S&P
                       (Class I)/1/                (VIP) Growth Avg./2/              500 Index/3/
                     ------------------            --------------------              ------------
April 1995                 10000                          10000                          10000
                           11275.7                        10805.4                        10640.2
Dec. 1995                  12556.3                        12143.5                        12176
                           13494.4                        13416.7                        13404.5
Dec. 1996                  14361.8                        14623.5                        14969.8
                           16801                          16797.7                        18053.2
Dec. 1997                  18916.1                        18555                          19962.4
                           22840.8                        21774.9                        23500.1
Dec. 1998                  26001.6                        23369.4                        25671.5
                           29972.3                        26225.8                        28846.1
Dec. 1999                  36975                          30601.7                        31071
                           38446.6                        31617.2                        30938.4
Dec. 2000                  30549.1                        27371.2                        28243

Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Small Capitalization Stock Portfolio

MANAGED BY
Wai C. Chiang

"The S&P 600 SmallCap Index beat the S&P 500 Index for the first full year since 1993, but prior to 1993 there was a multi-year period of small-cap outperformance. Investors who are familiar only with the recent growth-stock bull market may not be familiar with the return potential of small caps. The primary reason for their underperformance in recent years and for their superior return in 2000 is that technology stocks make up a much smaller part of the S&P 600 SmallCap Index than of the S&P 500 Index. In addition, in 2000, they fell much less than their large-cap counterparts, while small-cap energy, healthcare, and financial stocks had significantly greater gains. More generally, this was a year in which investors turned from a few favorites toward the many neglected securities sectors, including small-cap stocks."

PERFORMANCE SUMMARY

----------------------------------------------------------------------------------------------------------------------------
                                               Six                                                                 Since
  Average Annual Returns                     Months           1-Year           3-Year            5-Year          Inception
  Small Capitalization Stock Portfolio/1/     4.96%           12.81%            8.05%            13.59%           15.49%
  Lipper (VIP) Small Cap. Avg./2/            -6.05%            0.24%           10.73%            14.22%           15.10%
  S&P 600 SmallCap Index/3/                   4.61%           11.18%            7.45%            13.58%           15.78%
----------------------------------------------------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/95.

The Small Capitalization Stock Portfolio returned 12.81% in the year 2000, outperforming the S&P 600 SmallCap Index by more than a percentage point. Good portfolio management more than made up for transaction costs and fees.

The Standard & Poor's 600 Small Capitalization Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.

PERFORMANCE REVIEW
The strong return of the S&P 600 SmallCap Index in 2000 was due primarily to the 70.8% gain of its healthcare component and the 59.7% rise of its slightly larger financial component. Although the Index's two largest sectors, consumer cyclicals and technology, both had negative returns, their 1.8% and 23.7% downturns were modest in comparison with the large gains of the stronger sectors. The energy and utilities sectors, somewhat smaller components, also made substantial contributions to the year's return with their gains of 79.9% and 34.2%, respectively.

Small-cap stocks tend to have larger movements, both up and down, than those of larger companies, and this worked to their advantage in 2000. Although the communications services sector exhibited this tendency in a steep 50.5% drop, it represented a negligible component of the Index.

The largest contributions to the Index's return came from companies that outgrew the Index during the year. These included Protein Design, Vertex
Pharmaceuticals, and Mercury Interactive. The first two--biotechnology firms--saw their share prices triple and quadruple during the portion of the year they were still in the SmallCap Index.

$10,000 INVESTED SINCE INCEPTION

                                     [CHART]

                      $22,686 Small
                     Capitalization           $24,648 Lipper (VIP)              $22,940 S&P
                    Stock Portfolio/1/         Small Cap Avg./2/            SmallCap 600 Index/3/
                    ------------------        --------------------          ---------------------
April 1995                10000                      10000                        10000
                          10681.2                    10641.4                      10713.4
Dec. 1995                 11995.5                    12019.3                      12138.4
                          13223.8                    13741                        13500.7
Dec. 1996                 14367.4                    14372                        14726.1
                          16021.7                    15617.5                      16427.9
Dec. 1997                 17983.4                    17202.9                      18493.6
                          19037.2                    18512.7                      19621.6
Dec. 1998                 17845.9                    17802.5                      18251.2
                          18772.8                    19581.6                      19171.2
Dec. 1999                 20109.3                    24898.8                      20516.4
                          21613.1                    26982.2                      21929.1
Dec. 2000                 22686                      24648.1                      22939.8

Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

Small-cap stocks may have limited marketability and may be subject to more abrupt or erratic movement than large-cap stocks.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P Small Capitalization 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Stock Index Portfolio

MANAGED BY
John W. Moschberger

"Although the S&P 500 had its largest percentage loss since 1977, the declines were focused in two sectors that had extraordinarily strong returns in recent years: technology and communication services. Several sectors that had trailed in 1999 had gains over 20% in 2000: utilities, healthcare, and financials. So, by and large, the market was correcting for previous imbalances. Over the past three years, the S&P 500 averaged a 12.3% return, well above the 9.9% average since 1951. Over the past five years, the average return was over 18%. For those with the multiyear time horizon appropriate to stock investors, we have been in good times."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
Stock Index Portfolio/1/              -8.53%   -9.03%   12.09%   18.05%   17.08%
Lipper (VIP) S&P 500 Index Avg./2/    -8.77%   -9.32%   11.97%   17.98%   17.06%
S&P 500 Index/3/                      -8.71%   -9.10%   12.26%   18.33%   17.44%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.

The Stock Index Portfolio declined 9.03% in the year 2000, seven basis points (hundredths of a percentage point) above the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

PERFORMANCE REVIEW
Despite the S&P 500's decline in 2000, there were more gainers than losers among its stocks, and more sectors averaged gains than losses. However, the huge technology sector was the worst performer, down 39.9%. Its share of the Index by market capitalization dropped from about a third at its high in August to only 21.8% at year-end. It is still by far the largest sector, however.

Among individual companies, the biggest negative impacts came from large tech-nology and telecommunications companies: Microsoft, Lucent, AT&T, Worldcom, Cisco, Yahoo, America Online, Dell Computer, and JDS Uniphase. The 38.8% loss of the communication services sector also was a substantial drag on the average.

The second and third largest sectors at period-end were healthcare and financials, both of which had large gains of 35.9% and 26.1%, respectively. However, these gains offset only about half of the impact of technology's decline. The best-performing sector was utilities, up 59.7%, but it comprises less than 4% of the overall index.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                      $48,378 Stock             $48,360 Lipper (VIP)              $49,914 S&P
                    Index Portfolio/1/          S&P 500 Index Avg./2/             500 Index/3/
                    ------------------          ---------------------             ------------
Dec. 1990                10000                         10000                         10000
                         11394.4                       11463.5                       11422.8
Dec. 1991                12972.2                       13025.2                       13040
                         12857.2                       12899.9                       12952.4
Dec. 1992                13897.7                       13977                         14032.1
                         14543.1                       14715.1                       14714.7
Dec. 1993                15240.8                       15415.9                       15443.3
                         14702                         14877.5                       14920.8
Dec. 1994                15394.5                       15546.2                       15646.2
                         18468.3                       18630.4                       18804.5
Dec. 1995                21100.8                       21254                         21518.7
                         23199.7                       23350.8                       23689.8
Dec. 1996                25862.3                       26064.9                       26456.2
                         31116.3                       31268                         31905.5
Dec. 1997                34353.5                       34503                         35279.6
                         40356.8                       40517.7                       41531.9
Dec. 1998                44117.9                       44235.1                       45369.2
                         49453.2                       49581.6                       50979.7
Dec. 1999                53181                         53297.9                       54911.8
                         52892.6                       53002.8                       54677.5
Dec. 2000                48378.3                       48360.4                       49913.9

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     Value Portfolio (Formerly Equity Income Portfolio)

MANAGED BY
Thomas Kolefas and Bradley L. Goldberg

"We are seeing ample evidence that the U.S. economy is slowing and believe it will stabilize, with 1% to 2% GDP growth in the last quarter of 2000 and the first quarter of 2001. This slowdown has created opportunities for value investors, as stock prices in many sectors (including technology and telecommunications) suffered severe declines, while sectors with more consistent earnings were rewarded. We are pruning our holdings in the defensive sectors that have done well and reinvesting selectively in technology and telecommunications. We are looking for stocks whose prices fell because of sector or market factors that were independent of company fundamentals. We are moving into companies that are attractively priced, yet have strong fundamentals and identifiable catalysts for growth."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year    3-Year 5-Year   10-Year
Value Portfolio/1/                    22.07%   15.59%    8.28%  16.12%   16.17%
Lipper (VIP) Equity Income Avg./2/     8.72%    6.74%    9.47%  15.08%   15.80%
S&P 500 Index/3/                      -8.71%   -9.10%   12.26%  18.33%   17.44%
--------------------------------------------------------------------------------

Value Portfolio inception date: 2/19/88.

Despite declines in the broad market averages, the Value Portfolio returned 15.59% in the year 2000, substantially outpacing even the strong 6.74% Lipper
(VIP) Equity Income Average.

PERFORMANCE REVIEW
Financial stocks were our largest commitment over the year. Among investment banks, we owned smaller firms that were attractively priced and potential consolidation targets: Lehman Brothers Holdings, PaineWebber Group (purchased by
UBS), A.G. Edwards, and Bear Stearns Companies all made substantial contributions to our return. We also had excellent results from Washington Mutual (a savings and loan), Allstate (personal lines insurance), Equity Residential Properties (a REIT), and Associates First Capital (acquired by Citigroup) and Countrywide Credit Industries (both lenders).

We benefited when Nabisco Group Holdings sold its shares of Nabisco Group to Philip Morris at a substantial premium; R.J. Reynolds bought the residual part of Nabisco Group Holdings. All three stocks appreciated significantly because the new alignment left each company more focused on its strengths.

Our investments in the healthcare (HCA Healthcare, Humana, Tenet Healthcare, Aetna) and energy (Noble Affiliates, Pioneer Natural Resources, Anadarko) sectors also had substantial gains.

We lost ground on our basic materials stocks: paper companies (Georgia-Pacific Group), metals (Alcoa, USX, and AK Steel), and chemicals (Millennium Chemicals). The performance of basic materials stocks is strongly linked to economic cycles, and investors feared that rising interest rates would choke off growth. However, basic materials rebounded strongly in the fourth quarter, as a Federal Reserve interest-rate cut appeared likely and the U.S. dollar weakened versus the euro, helping exporters.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                $44,764 Equity              $43,773  Lipper (VIP)             $49,914 S&P
                              Income Portfolio/1/           Equity Income Avg./2/             500 Index/3/
                              -------------------           ---------------------             ------------
Dec. 1990                           10000                          10000                        10000
                                    11372.4                        11177.5                      11422.8
Dec. 1991                           12750.5                        12574.3                      13040
                                    12919.4                        12627.6                      12952.4
Dec. 1992                           14043.4                        13795.3                      14032.1
                                    16232.4                        14875                        14714.7
Dec. 1993                           17172.7                        15765.5                      15443.3
                                    16996.2                        15285.3                      14920.8
Dec. 1994                           17419.5                        15773.5                      15646.2
                                    19878                          18553.7                      18804.5
Dec. 1995                           21200.1                        20836.5                      21518.7
                                    22694.6                        22185.4                      23689.8
Dec. 1996                           25808.5                        24667                        26456.2
                                    30317.6                        29076.6                      31905.5
Dec. 1997                           35256.5                        32389.6                      35279.6
                                    38745.6                        36020.5                      41531.9
Dec. 1998                           34416.5                        36782.3                      45369.2
                                    40705.4                        40960.8                      50979.7
Dec. 1999                           38726.7                        41178.1                      54911.8
                                    36670                          40619.5                      54677.5
Dec. 2000                           44764.3                        43773.1                      49913.9

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Annual Report     December 31, 2000

     20/20 Focus Portfolio

MANAGED BY
Bradley L. Goldberg and Spiros Segalas

"We believe economic prospects are improving as the Federal Reserve eases interest rates. Calmer investor reactions to earnings shortfalls are a signal that the market may have seen its worst. Imbalances are correcting, and the market could return to more normal growth patterns by fall. As interest rates decline, energy costs stabilize, and the euro begins to strengthen, our growth holdings are positioned to benefit. In our value holdings, we added strong companies whose valuations became compelling after their price declines. We remain positive on financials, particularly insurance, as we feel these stocks are beginning a multiyear price improvement. We also will be in basic materials and healthcare, where many companies have positive fundamentals and earnings outlooks."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                             Six                        Since
  Average Annual Returns                   Months       1-Year        Inception*

  20/20 Focus Portfolio (Class I)/1/        0.10%       -5.41%         7.37%
  Lipper (VIP) Growth Fund Avg./2/        -11.88%       -9.22%         4.50%
  S&P 500 Index/3/                         -8.71%       -9.10%         0.53%
--------------------------------------------------------------------------------

20/20 Focus Portfolio (Class 1) inception date: 5/3/99.

The 20/20 Focus Portfolio (Class I)'s 5.41% decline was very modest compared with the 9.22% fall of the Lipper (VIP) Growth Fund Average. The Portfolio's value holdings had a solidly positive return, while its growth holdings' steep decline was nonetheless much less than the fall of the S&P 500/Barra Growth Index.

PERFORMANCE REVIEW
The growth holdings in technology-media-telecommunications (TMT) companies substantially hurt the Portfolio's performance. However, we reduced our technology exposure early in the year, selling Nokia, Texas Instruments, and Hewlett-Packard at higher prices. One we still held, EMC, had significant gains over the year. The growth holdings benefited from a large position in Citigroup and a much smaller one in J.P. Morgan Chase. Our small healthcare commitment--American Home Products, Eli Lilly, and Pfizer--also had gains.

Three technology-oriented companies were among our best-performing value holdings: Litton Industries (navigation and control systems for ships and electronic warfare systems), Sabre Holdings (the dominant online travel reservation system), and Harris (equipment for wireless and broadcast telecommunications). However, by far the worst performance in the Portfolio came from Loral Space & Telecommunications, which has a substantial investment in a struggling satellite- based wireless telephone system. The value healthcare companies--Tenet, HCA Healthcare, and Wellpoint Health Network--posted very strong returns, as did the insurance holdings, Allstate and Loews, which experienced an upswing in profits. The Portfolio's metal and paper companies were a significant detriment to performance.

$10,000 INVESTED SINCE INCEPTION*

                        $11,251               $11,052
                      20/20 Focus              Lipper               $10,089
                       Portfolio             (VIP) Corp.            S&P 500
                      (Class I)/1/         Debt BBB Avg./2/         Index/3/
                      ------------        ----------------         ----------

April 1999              10,000                10,000                10,000
June 1999               10,550                10,425                10,304.5
December 1999           11,894.5              12,236.4              11,099.3
June 2000               11,239.8              12,681.2              11,052
December 2000           11,251.5              11,051.6              10,089.1


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since-inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                             20/20 FOCUS PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

       ASSETS
         Investments, excluding repurchase agreements,
          at value (cost $84,913,050)...................... $86,851,222
         Repurchase agreements (cost $11,404,000)..........  11,404,000
         Cash..............................................       1,026
         Receivable for investments sold...................     229,963
         Interest and dividends receivable.................      79,701
         Receivable for capital stock sold.................       1,090
         Other assets......................................         443
                                                            -----------
          Total Assets.....................................  98,567,445
                                                            -----------
       LIABILITIES
         Payable for investments purchased.................   1,744,895
         Payable to investment adviser.....................     175,460
         Payable for capital stock repurchased.............      73,208
         Distribution fee payable..........................         394
         Administration fee payable........................         236
         Accrued expenses and other liabilities............      34,203
                                                            -----------
          Total Liabilities................................   2,028,396
                                                            -----------
       NET ASSETS.......................................... $96,539,049
                                                            ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value................. $    87,619
          Paid-in capital, in excess of par................  94,609,992
                                                            -----------
                                                             94,697,611
         Accumulated net realized loss on investments......     (96,734)
         Net unrealized appreciation on investments........   1,938,172
                                                            -----------
          Net assets, December 31, 2000.................... $96,539,049
                                                            ===========
       Class I:
       Net asset value and redemption price per share,
        $95,812,795/8,719,921 outstanding shares of common
        stock (authorized 70,000,000 shares)............... $     10.99
                                                            ===========
       Class II:
       Net asset value and redemption price per share
        $726,254 /66,101 outstanding shares of common stock
        (authorized 5,000,000 shares)...................... $     10.99
                                                            ===========




STATEMENT OF OPERATIONS
Year Ended December 31, 2000

      INVESTMENT INCOME
        Dividends (net of $2,588 foreign withholding tax).... $   776,393
        Interest.............................................     430,574
                                                              -----------
                                                                1,206,967
                                                              -----------
      EXPENSES
        Investment advisory fee..............................     676,517
        Distribution fee--Class II...........................         782
        Administration fee--Class II.........................         469
        Accounting fees......................................      80,000
        Shareholders' reports................................      24,000
        Audit fee............................................      10,500
        Custodian's fees and expenses........................       4,000
        Directors' fees and expenses.........................       3,700
        Transfer agent's fees and expenses...................       1,844
        Commitment fee on syndicated credit agreement........       1,100
        Legal fees and expenses..............................         400
        Miscellaneous........................................         229
                                                              -----------
         Total expenses......................................     803,541
        Less: custodian fee credit...........................      (3,143)
                                                              -----------
         Net expenses........................................     800,398
                                                              -----------
      NET INVESTMENT INCOME..................................     406,569
                                                              -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS
        Net realized gain on investments.....................   1,139,438
        Net change in unrealized appreciation on investments.  (5,844,412)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (4,704,974)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS........................................ $(4,298,405)
                                                              ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                   May 3, 1999(a)
                                                                                                  Year Ended           Through
                                                                                               December 31, 2000  December 31, 1999
                                                                                              ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................      $   406,569        $     67,001
  Net realized gain on investments...........................................................        1,139,438             301,857
  Net change in unrealized appreciation on investments.......................................       (5,844,412)          7,782,584
                                                                                              ----------------    ----------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............................       (4,298,405)          8,151,442
                                                                                              ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I....................................................................................         (406,232)            (67,001)
  Class II...................................................................................             (337)                 --
                                                                                              ----------------    ----------------
                                                                                                      (406,569)            (67,001)
                                                                                              ----------------    ----------------
  Distributions from net realized capital gains
  Class I....................................................................................       (1,505,007)            (25,509)
  Class II...................................................................................           (7,513)                 --
                                                                                              ----------------    ----------------
                                                                                                    (1,512,520)            (25,509)
                                                                                              ----------------    ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................       (1,919,089)            (92,510)
                                                                                              ----------------    ----------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,615,470 and 6,498,615 shares, respectively]..........................       41,237,730          67,624,775
  Capital stock issued in reinvestment of dividends and distributions
    [178,910 and 8,586 shares, respectively].................................................        1,919,089              92,510
  Capital stock repurchased [(486,047) and (1,029,512) shares, respectively].................       (5,447,898)        (10,728,595)
                                                                                              ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................       37,708,921          56,988,690
                                                                                              ----------------    ----------------
TOTAL INCREASE IN NET ASSETS.................................................................       31,491,427          65,047,622
NET ASSETS:
  Beginning of period........................................................................       65,047,622                  --
                                                                                              ----------------    ----------------
  End of period..............................................................................      $96,539,049        $ 65,047,622
                                                                                              ================    ================

  (a) Commencement of investment operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost $250,281,370).............. $252,271,035
      Foreign currency, at value (cost $6,679)...............        7,054
      Receivable for investments sold........................   23,507,785
      Dividends and interest receivable......................    2,232,847
      Due from broker--variation margin......................        3,438
      Prepaid assets.........................................          798
                                                              ------------
       Total Assets..........................................  278,022,957
                                                              ------------
    LIABILITIES
      Payable to custodian...................................      968,801
      Payable for investments purchased......................   65,902,289
      Investments sold short, at value (proceeds $5,584,873).    5,632,218
      Payable to Investment adviser..........................      373,346
      Forward currency contracts--net amount payable to
       counterparties........................................      213,504
      Accrued expenses and other liabilities.................       64,900
      Payable for capital stock repurchased..................       35,804
      Outstanding options written (premium
       received $20,671).....................................       33,531
      Unrealized depreciation on interest rate swaps
       (Note 1 & 3)..........................................        6,722
      Foreign withholding taxes payable......................          436
                                                              ------------
       Total Liabilities.....................................   73,231,551
                                                              ------------
    NET ASSETS............................................... $204,791,406
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    201,520
       Paid-in capital, in excess of par.....................  204,184,056
                                                              ------------
                                                               204,385,576
      Undistributed net investment income....................       71,764
      Accumulated net realized loss on investments...........     (952,533)
      Net unrealized appreciation on investments and
       foreign currencies....................................    1,286,599
                                                              ------------
      Net assets, December 31, 2000.......................... $204,791,406
                                                              ============
    Net asset value and redemption price per share,
     20,152,030 outstanding shares of common stock
     (authorized 70,000,000 shares).......................... $      10.16
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

    INVESTMENT INCOME
      Interest................................................. $ 8,776,761
      Dividends (net of $2,845 foreign withholding tax)........     702,745
                                                                -----------
                                                                  9,479,506
                                                                -----------
    EXPENSES
      Investment advisory fee..................................   1,264,549
      Accounting fees..........................................     216,000
      Shareholders' reports....................................      44,000
      Custodian's fees and expenses............................      21,000
      Audit fee................................................      10,000
      Directors' fees and expenses.............................       4,000
      Commitment fee on syndicated credit agreement............       2,000
      Legal fees and expenses..................................       1,000
      Transfer agent's fees and expenses.......................       1,000
      Miscellaneous............................................       1,041
                                                                -----------
       Total expenses..........................................   1,564,590
      Less: custodian fee credit...............................     (33,546)
                                                                -----------
       Net expenses............................................   1,531,044
                                                                -----------
    NET INVESTMENT INCOME......................................   7,948,462
                                                                -----------

    NET REALIZED AND UNREALIZED GAIN(LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................   1,545,956
       Options written.........................................     (19,645)
       Futures.................................................      21,705
       Interest rate swaps.....................................      70,957
       Foreign currencies......................................     108,272
       Short sales.............................................     (36,034)
                                                                -----------
                                                                  1,691,211
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (2,686,309)
       Options written.........................................     (12,860)
       Futures.................................................      66,156
       Interest rate swaps.....................................      (6,722)
       Foreign currencies......................................    (730,674)
       Short sales.............................................     (47,345)
                                                                -----------
                                                                 (3,417,754)
                                                                -----------
    NET LOSS ON INVESTMENTS....................................  (1,726,543)
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS............................................ $ 6,221,919
                                                                ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            May 3, 1999 (b)
                                                                                          Year Ended            through
                                                                                       December 31, 2000   December 31, 1999
                                                                                       ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................     $  7,948,462        $  2,003,211
  Net realized gain (loss) on investments and foreign currencies......................        1,691,211            (335,702)
  Net change in unrealized appreciation (depreciation) on investments.................       (3,417,754)          4,704,353
                                                                                       ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................        6,221,919           6,371,862
                                                                                       ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................       (7,948,462)         (2,003,211)
  Distributions in excess of net investment income....................................         (286,178)            (30,558)
  Distributions from net realized capital gains.......................................       (1,691,211)                 --
  Distributions in excess of net realized capital gains...............................         (506,611)                 --
  Tax return of capital...............................................................               --            (142,483)
                                                                                       ----------------    ----------------
 TOTAL DIVIDENDS......................................................................      (10,432,462)         (2,176,252)
                                                                                       ----------------    ----------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [8,427,722 and 15,525,131 shares, respectively]..................       87,581,584         159,747,939
  Capital stock issued in reinvestment of dividends and distributions
    [1,022,021 and 218,825 shares, respectively]......................................       10,432,462           2,176,252
  Capital stock repurchased [461,958 and 4,579,711 shares, respectively]..............       (4,810,018)        (50,321,880)
                                                                                       ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................       93,204,028         111,602,311
                                                                                       ----------------    ----------------
TOTAL INCREASE IN NET ASSETS..........................................................       88,993,485         115,797,921
NET ASSETS:
  Beginning of period.................................................................      115,797,921                  --
                                                                                       ----------------    ----------------
  End of period (a)...................................................................     $204,791,406        $115,797,921
                                                                                       ================    ================
  (a) Includes undistributed net investment income of:................................     $     71,764                  --
                                                                                       ----------------    ----------------
  (b) Commencement of investment operations.



                                      A2

                      SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                          DIVERSIFIED BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $1,451,148,883)........... $1,451,099,384
     Interest receivable....................................     22,919,574
     Receivable for investments sold........................     11,075,712
     Receivable for securities lending income...............        593,527
     Receivable for capital stock sold......................        299,162
     Due from broker-variation margin.......................        101,953
     Prepaid expenses and other assets......................          5,821
                                                             --------------
      Total Assets..........................................  1,486,095,133
                                                             --------------
   LIABILITIES
     Collateral for securities on loan......................    199,696,182
     Payable for investments purchased......................     13,178,005
     Payable to investment adviser..........................      1,281,735
     Payable for securities lending rebate..................      1,039,779
     Payable to custodian...................................        528,050
     Payable for capital stock repurchased..................        303,719
     Accrued expenses and other liabilities.................        305,984
                                                             --------------
      Total Liabilities.....................................    216,333,454
                                                             --------------
   NET ASSETS............................................... $1,269,761,679
                                                             ==============
     Net assets were comprised of:..........................
      Common stock, at $0.01 par value...................... $    1,125,220
      Paid-in capital, in excess of par.....................  1,226,941,163
                                                             --------------
                                                              1,228,066,383
     Undistributed net investment income....................     83,895,048
     Accumulated net realized loss on investments...........    (43,730,722)
     Net unrealized appreciation on investments and foreign
      currencies............................................      1,530,970
                                                             --------------
     Net assets, December 31, 2000.......................... $1,269,761,679
                                                             ==============
   Net asset value and redemption price per share,
    112,522,019 outstanding shares of common stock
    (authorized 340,000,000 shares)......................... $        11.28
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends..................................... $     87,262
  Interest and other income.....................   89,035,776
  Income from securities loaned, net............      134,794
                                                 ------------
                                                   89,257,832
                                                 ------------
EXPENSES
  Investment advisory fee.......................    4,904,903
  Shareholders' reports.........................      395,000
  Accounting fees...............................      111,000
  Custodian's fees and expenses.................       53,000
  Audit fee.....................................       29,000
  Commitment fee on syndicated credit agreement.       18,000
  Transfer agent's fees and expenses............       10,000
  Legal fees and expenses.......................        6,000
  Directors' fees and expenses..................        6,000
  Miscellaneous.................................        4,420
                                                 ------------
   Total expenses...............................    5,537,323
  Less: custodian fee credit....................      (19,820)
                                                 ------------
   Net expenses.................................    5,517,503
                                                 ------------
NET INVESTMENT INCOME...........................   83,740,329
                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments and short sales..................  (17,242,579)
   Futures......................................    1,864,303
                                                 ------------
                                                  (15,378,276)
                                                 ------------
  Net change in unrealized appreciation on:
   Investments..................................   43,706,397
   Futures......................................    2,127,313
                                                 ------------
                                                   45,833,710
                                                 ------------
NET GAIN ON INVESTMENTS.........................   30,455,434
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS...................................... $114,195,763
                                                 ============

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                        Year Ended December 31,
                                                                                                    ------------------------------
                                                                                                          2000            1999
                                                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................................ $   83,740,329  $   76,304,703
  Net realized loss on investments.................................................................    (15,378,276)    (26,222,144)
  Net change in unrealized appreciation (depreciation) on investments..............................     45,833,710     (58,723,850)
                                                                                                    --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................    114,195,763      (8,641,291)
                                                                                                    --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................................    (76,149,984)             --
  Distributions from net realized capital gains....................................................       (154,720)     (3,302,269)
                                                                                                    --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................................    (76,304,704)     (3,302,269)
                                                                                                    --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,885,765 and 26,987,966 shares, respectively]...............................     65,312,487     296,061,460
  Capital stock issued in reinvestment of dividends and distributions
    [6,870,772 and 298,578 shares, respectively]...................................................     76,304,704       3,302,269
  Capital stock repurchased [14,789,510 and 14,272,876 shares, respectively].......................   (163,578,521)   (156,161,922)
                                                                                                    --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................    (21,961,330)    143,201,807
                                                                                                    --------------  --------------
TOTAL INCREASE IN NET ASSETS.......................................................................     15,929,729     131,258,247
NET ASSETS:
  Beginning of year................................................................................  1,253,831,950   1,122,573,703
                                                                                                    --------------  --------------
  End of year (a).................................................................................. $1,269,761,679  $1,253,831,950
                                                                                                    ==============  ==============
  (a) Includes undistributed net investment income of:............................................. $   83,895,048  $   76,304,703
                                                                                                    --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $5,294,039,938)............... $5,670,651,580
  Cash.......................................................          2,624
  Dividends and interest receivable..........................      5,673,941
  Receivable for capital stock sold..........................        438,951
  Prepaid expenses and other assets..........................         28,075
                                                              --------------
   Total Assets..............................................  5,676,795,171
                                                              --------------
LIABILITIES
  Payable for investments purchased..........................     13,292,112
  Payable to investment adviser..............................      6,311,194
  Payable for capital stock repurchased......................      1,688,762
  Accrued expenses and other liabilities.....................        993,591
  Distribution fee payable...................................            691
  Administration fee payable.................................            414
                                                              --------------
   Total Liabilities.........................................     22,286,764
                                                              --------------
NET ASSETS................................................... $5,654,508,407
                                                              ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value.......................... $    2,307,846
   Paid-in capital, in excess of par.........................  5,031,426,434
                                                              --------------
                                                               5,033,734,280
  Accumulated net realized gain on investments...............    244,166,693
  Net unrealized appreciation on investments and foreign
   currencies................................................    376,607,434
                                                              --------------
  Net assets, December 31, 2000.............................. $5,654,508,407
                                                              ==============
  Class I:
  Net asset value and redemption price per share,
   $5,652,722,117 / 230,711,708 outstanding shares of
   common stock (authorized 590,000,000 shares).............. $        24.50
                                                              ==============
  Class II:
  Net asset value and redemption price per share, $1,786,290
   / 72,876 outstanding shares of common stock (authorized
   10,000,000 shares)........................................ $        24.51
                                                              ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $276,328 foreign witholding tax)....... $   80,651,752
  Interest.................................................     46,486,885
                                                            --------------
                                                               127,138,637
                                                            --------------
EXPENSES
  Investment advisory fee..................................     25,541,146
  Distribution Fee -- Class II.............................          1,652
  Administration Fee -- Class II...........................            991
  Shareholders' reports....................................      1,695,000
  Custodian's fees and expenses............................        224,000
  Audit fee................................................        111,000
  Accounting fees..........................................         87,000
  Commitment fee on syndicated credit agreement............         81,000
  Legal fees and expenses..................................         30,000
  Directors' fees and expenses.............................         24,000
  Transfer agent's fees and expenses.......................         10,000
  Miscellaneous expenses...................................         22,271
                                                            --------------
   Total expenses..........................................     27,828,060
  Less: custodian fee credit...............................        (48,809)
                                                            --------------
   Net expenses............................................     27,779,251
                                                            --------------
NET INVESTMENT INCOME......................................     99,359,386
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
   Investments.............................................  1,030,312,776
   Foreign currencies......................................      2,338,357
                                                            --------------
                                                             1,032,651,133
                                                            --------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (973,415,248)
   Foreign currencies......................................        135,791
                                                            --------------
                                                              (973,279,457)
                                                            --------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.............     59,371,676
                                                            --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $  158,731,062
                                                            ==============


STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                      Year Ended December 31,
                                                                                                 ---------------------------------
                                                                                                       2000             1999
                                                                                                 ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................... $    99,359,386  $   108,030,872
  Net realized gain on investments and foreign currencies.......................................   1,032,651,133      762,123,248
  Net change in unrealized depreciation on investments and foreign currencies...................    (973,279,457)    (132,832,254)
                                                                                                 ---------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................     158,731,062      737,321,866
                                                                                                 ---------------  ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.......................................................................................    (102,292,545)    (105,053,778)
  Class II......................................................................................         (10,455)          (2,550)
                                                                                                 ---------------  ---------------
                                                                                                    (102,303,000)    (105,056,328)
                                                                                                 ---------------  ---------------
  Distributions in excess of net investment income
  Class I.......................................................................................      (2,366,581)              --
  Class II......................................................................................            (242)              --
                                                                                                 ---------------  ---------------
                                                                                                      (2,366,823)              --
                                                                                                 ---------------  ---------------
  Distributions from net realized capital gains
  Class I.......................................................................................    (922,859,030)    (737,903,685)
  Class II......................................................................................        (233,451)         (30,961)
                                                                                                 ---------------  ---------------
                                                                                                    (923,092,481)    (737,934,646)
                                                                                                 ---------------  ---------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................  (1,027,762,304)    (842,990,974)
                                                                                                 ---------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,012,832 and 8,685,422 shares, respectively].............................     164,590,658      269,993,500
  Capital stock issued in reinvestment of dividends and distributions
    [41,958,871 and 29,304,589 shares, respectively]............................................   1,027,762,304      842,990,974
  Capital stock repurchased [32,920,434 and 33,043,224 shares, respectively]....................    (904,109,555)  (1,019,065,758)
                                                                                                 ---------------  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................     288,243,407       93,918,716
                                                                                                 ---------------  ---------------
TOTAL DECREASE IN NET ASSETS....................................................................    (580,787,835)     (11,750,392)
NET ASSETS:
  Beginning of year.............................................................................   6,235,296,242    6,247,046,634
                                                                                                 ---------------  ---------------
  End of year (a)............................................................................... $ 5,654,508,407  $ 6,235,296,242
                                                                                                 ===============  ===============
  (a) Includes undistributed net investment income of:..........................................              --  $     2,943,614
                                                                                                 ---------------  ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               GLOBAL PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $1,117,419,530)........... $1,183,239,048
      Foreign currency, at value (cost: $59,893,716).........     62,581,490
      Cash...................................................         14,533
      Receivable for investments sold........................      5,186,043
      Dividends and interest receivable......................        713,700
      Receivable for capital stock sold......................        279,566
      Deferred expenses and other assets.....................         30,424
      Receivable for securities lending income...............         18,674
      Forward foreign currency contracts receivable..........         17,838
                                                              --------------
       Total Assets..........................................  1,252,081,316
                                                              --------------
    LIABILITIES
      Collateral for securities on loan......................     58,235,071
      Payable for investments purchased......................      4,515,498
      Unrealized depreciation on interest rate swap..........      2,384,960
      Payable to investment adviser..........................      2,297,187
      Payable for capital stock repurchased..................      1,826,285
      Accrued expenses and other liabilities.................        409,784
      Securities lending rebate payable......................        257,192
      Forward foreign currency contracts payable.............         22,137
                                                              --------------
       Total Liabilities.....................................     69,948,114
                                                              --------------
    NET ASSETS............................................... $1,182,133,202
                                                              ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $      500,615
       Paid-in capital, in excess of par.....................    893,181,022
                                                              --------------
                                                                 893,681,637
      Undistributed net investment income....................      3,125,482
      Accumulated net realized gain on investments...........    219,207,383
      Net unrealized appreciation on investments and foreign
       currencies............................................     66,118,700
                                                              --------------
      Net assets, December 31, 2000.......................... $1,182,133,202
                                                              ==============
    Net asset value and redemption price per share,
     50,061,527 outstanding shares of common stock
     (authorized 140,000,000 shares)......................... $        23.61
                                                              ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $955,303 foreign withholding tax). $   7,669,553
  Interest............................................     6,473,097
  Income from securities loaned, net..................       752,186
                                                       -------------
                                                          14,894,836
                                                       -------------
EXPENSES
  Investment advisory fee.............................    10,215,401
  Custodian's fees and expenses.......................       650,000
  Shareholders' reports...............................       447,000
  Accounting fees.....................................       135,000
  Audit fee...........................................        30,000
  Commitment fee on syndicated credit agreement.......        21,000
  Transfer agent's fees and expenses..................         9,500
  Directors' fees and expenses........................         6,700
  Legal fees and expenses.............................         5,500
  Miscellaneous.......................................         7,083
                                                       -------------
   Total expenses.....................................    11,527,184
  Less: custodian fee credit..........................       (43,901)
                                                       -------------
   Net expenses.......................................    11,483,283
                                                       -------------
NET INVESTMENT INCOME.................................     3,411,553
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments........................................   237,244,322
   Interest rate swaps................................   (12,315,890)
   Foreign currencies.................................     1,644,977
                                                       -------------
                                                         226,573,409
                                                       -------------
  Net change in unrealized appreciation on:
   Investments........................................  (485,679,065)
   Interest rate swaps................................    (3,772,212)
   Foreign currencies.................................     2,837,575
                                                       -------------
                                                        (486,613,702)
                                                       -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES............................................  (260,040,293)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(256,628,740)
                                                       =============

STATEMENTS OF CHANGES IN NET ASSETS






                                                                                                        Year Ended December 31,
                                                                                                    -------------------------------
                                                                                                         2000            1999
                                                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................................ $    3,411,553  $    2,125,578
  Net realized gain on investments and foreign currencies..........................................    226,573,409     105,889,653
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.......   (486,613,702)    315,255,820
                                                                                                    --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................   (256,628,740)    423,271,051
                                                                                                    --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................................     (3,379,900)             --
  Distributions in excess of net investment income.................................................     (6,475,476)     (4,140,269)
  Distributions from net realized capital gains....................................................    (89,602,571)     (7,259,626)
                                                                                                    --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................................    (99,457,947)    (11,399,895)
                                                                                                    --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [19,006,291 and 12,980,789 shares, respectively]..............................    547,420,822     303,934,195
  Capital stock issued in reinvestment of dividends and distributions
    [3,698,020 and 520,780 shares, respectively]...................................................     99,457,947      11,399,895
  Capital stock repurchased [14,555,873 and 11,503,347 shares, respectively].......................   (406,972,968)   (273,433,117)
                                                                                                    --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............................    239,905,801      41,900,973
                                                                                                    --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................................   (116,180,886)    453,772,129
NET ASSETS:
  Beginning of year................................................................................  1,298,314,088     844,541,959
                                                                                                    --------------  --------------
  End of year (a).................................................................................. $1,182,133,202  $1,298,314,088
                                                                                                    ==============  ==============
  (a) Includes undsitributed net investment income of:............................................. $    3,125,482              --
                                                                                                    --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

         ASSETS
           Investments, at value (cost: $844,569,061)... $ 694,669,665
           Cash.........................................       190,807
           Interest and dividends receivable............    16,723,760
           Receivable for capital stock sold............        15,678
           Prepaid expenses and other assets............         3,571
                                                         -------------
            Total Assets................................   711,603,481
                                                         -------------
         LIABILITIES
           Collateral for securities on loan............    47,909,565
           Payable to investment adviser................       933,670
           Payable for investments purchased............       527,432
           Payable to securities lending agent..........       379,468
           Payable for capital stock repurchased........       229,024
           Securities lending rebate payable............       223,967
           Accrued expenses and other liabilities.......        64,607
                                                         -------------
            Total Liabilities...........................    50,267,733
                                                         -------------
         NET ASSETS..................................... $ 661,335,748
                                                         =============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $   1,077,155
            Paid-in capital, in excess of par...........   855,742,688
                                                         -------------
                                                           856,819,843
           Undistributed net investment income..........    76,479,089
           Accumulated net realized loss on investments.  (122,063,788)
           Net unrealized depreciation on investments...  (149,899,396)
                                                         -------------
           Net assets, December 31, 2000................ $ 661,335,748
                                                         =============
         Net asset value and redemption price per share,
          107,715,452 outstanding shares of common stock
          (authorized 390,000,000 shares)............... $        6.14
                                                         =============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

           INVESTMENT INCOME
             Interest................................ $  75,239,742
             Dividends...............................     5,867,128
             Income from securities loaned, net......        93,669
                                                      -------------
                                                         81,200,539
                                                      -------------
           EXPENSES
             Investment advisory fee.................     4,033,448
             Shareholders' reports...................       202,000
             Accounting fees.........................       123,000
             Custodian's fee and expenses............        25,000
             Audit fee...............................        16,000
             Commitment fee on syndicated credit.....        11,000
             Transfer agent's fees and expenses......        10,000
             Legal fees and expenses.................         5,000
             Directors' fees and expenses............         4,000
             Insurance expense.......................         2,000
             Miscellaneous...........................           842
                                                      -------------
              Total expenses.........................     4,432,290
             Less: custodian fee credit..............       (22,895)
                                                      -------------
              Net expenses...........................     4,409,395
                                                      -------------
           NET INVESTMENT INCOME.....................    76,791,144
                                                      -------------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON
           INVESTMENTS
             Net realized gain (loss) on:
              Investments............................   (71,037,775)
              Options written........................        68,000
                                                      -------------
                                                        (70,969,775)
                                                      -------------
            Net change in unrealized depreciation on:
              Investments............................   (65,079,899)
              Options written........................       (67,997)
                                                      -------------
                                                        (65,147,896)
                                                      -------------
           NET LOSS ON INVESTMENTS...................  (136,117,671)
                                                      -------------
           NET DECREASE IN NET ASSETS RESULTING FROM
           OPERATIONS................................ $ (59,326,527)
                                                      =============

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                       Year Ended December 31,
                                                                                                    ----------------------------
                                                                                                         2000           1999
                                                                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................................ $  76,791,144  $  84,257,678
  Net realized loss on investments.................................................................   (70,969,775)   (42,984,475)
  Net change in unrealized depreciation on investments.............................................   (65,147,896)    (5,307,921)
                                                                                                    -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................   (59,326,527)    35,965,282
                                                                                                    -------------  -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................................   (84,257,680)    (2,179,668)
                                                                                                    -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,447,843 and 17,182,804 shares, respectively]...............................    39,671,743    127,100,943
  Capital stock issued in reinvestment of dividends and distributions
    [12,556,893 and 291,010 shares, respectively]..................................................    84,257,680      2,179,668
  Capital stock repurchased [17,000,004 and 20,307,030 shares, respectively].......................  (121,210,015)  (150,186,649)
                                                                                                    -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................     2,719,408    (20,906,038)
                                                                                                    -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................................  (140,864,799)    12,879,576
NET ASSETS:
  Beginning of year................................................................................   802,200,547    789,320,971
                                                                                                    -------------  -------------
  End of year (a).................................................................................. $ 661,335,748  $ 802,200,547
                                                                                                    =============  =============
  (a) Includes undistributed net investment income of:............................................. $  76,479,089  $  84,257,678
                                                                                                    -------------  -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $1,215,156,696). $1,215,156,696
  Cash.........................................            894
  Receivable for capital stock sold............     18,783,610
  Interest receivable..........................      7,760,475
  Prepaid expenses.............................          5,844
                                                --------------
   Total Assets................................  1,241,707,519
                                                --------------
LIABILITIES
  Payable to investment adviser................      1,199,072
  Payable for capital stock repurchased........      2,072,536
  Accrued expenses and other liabilities.......        239,157
                                                --------------
   Total Liabilities...........................      3,510,765
                                                --------------
NET ASSETS..................................... $1,238,196,754
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,238,197
   Paid-in capital, in excess of par...........  1,236,958,557
                                                --------------
  Net assets, December 31, 2000................ $1,238,196,754
                                                ==============
Net asset value and redemption price per share,
 123,819,675 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        10.00
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Interest............................... $77,658,354
                                          -----------
EXPENSES
  Investment advisory fee................   4,797,244
  Shareholders' reports..................     347,000
  Accounting fees........................      55,000
  Custodian's fees and expenses..........      51,000
  Audit fee..............................      28,000
  Transfer agent's fees and expenses.....       9,000
  Directors' fees and expenses...........       6,000
  Legal fees and expenses................       5,000
  Miscellaneous..........................       6,836
                                          -----------
   Total expenses........................   5,305,080
  Less: custodian fee credit.............      (9,779)
                                          -----------
   Net expenses..........................   5,295,301
                                          -----------
NET INVESTMENT INCOME....................  72,363,053
                                          -----------
NET REALIZED GAIN ON INVESTMENTS.........       5,366
                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................... $72,368,419
                                          ===========

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      Year Ended December 31,
                                                                                                  --------------------------------
                                                                                                        2000            1999
                                                                                                  ---------------  --------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................... $    72,363,053  $   54,005,446
  Net realized gain on investments...............................................................           5,366          10,627
                                                                                                  ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................      72,368,419      54,016,073
                                                                                                  ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................................     (72,363,053)    (54,005,446)
  Distributions from net realized capital gains..................................................          (5,366)        (10,627)
                                                                                                  ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................................     (72,368,419)    (54,016,073)
                                                                                                  ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [121,194,463 and 122,718,909 shares, respectively]..........................   1,211,944,319   1,227,189,093
  Capital stock issued in reinvestment of dividends and distributions
    [7,236,811 and 5,401,607 shares, respectively]...............................................      72,368,419      54,016,073
  Capital stock repurchased [138,159,021 and 86,592,293 shares, respectively]....................  (1,381,590,206)   (865,922,932)
                                                                                                  ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................     (97,277,468)    415,282,234
                                                                                                  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........................................................     (97,277,468)    415,282,234
NET ASSETS:
  Beginning of year..............................................................................   1,335,474,222     920,191,988
                                                                                                  ---------------  --------------
  End of year.................................................................................... $ 1,238,196,754  $1,335,474,222
                                                                                                  ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         PRUDENTIAL JENNISON PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $3,040,491,202)........... $2,922,310,345
     Cash...................................................         83,536
     Receivable for investments sold........................     13,342,615
     Dividends and interest receivable......................      1,251,891
     Receivable for capital stock sold......................        732,368
     Prepaid expenses and other assets......................         15,615
                                                             --------------
      Total Assets..........................................  2,937,736,370
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................     21,509,094
     Payable for capital stock repurchased..................      4,892,197
     Payable to investment adviser..........................      4,667,556
     Accrued expenses and other liabilities.................        577,518
     Withholding tax payable................................         30,657
     Distribution fee payable...............................          6,503
     Administration fee payable.............................          3,902
                                                             --------------
      Total Liabilities.....................................     31,687,427
                                                             --------------
   NET ASSETS............................................... $2,906,048,943
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,265,273
      Paid-in capital, in excess of par.....................  3,019,794,930
                                                             --------------
                                                              3,021,060,203
     Distributions in excess of investment income...........        (30,657)
     Accumulated net realized gain on investments...........      3,200,254
     Net unrealized depreciation on investments and foreign
      currencies............................................   (118,180,857)
                                                             --------------
    Net assets, December 31, 2000........................... $2,906,048,943
                                                             ==============
    Class I:
     Net asset value and redemption price per share,
      $2,892,727,659 / 125,945,150 outstanding shares of
      common stock (authorized 235,000,000 shares).......... $        22.97
                                                             ==============
    Class II:
     Net asset value and redemption price per share,
      $13,321,284 / 582,136 outstanding shares of
      common stock (authorized 10,000,000 shares)........... $        22.88
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

  INVESTMENT INCOME
    Dividends (net of $225,378 foreign withholding tax)...... $    12,452,764
    Interest.................................................       8,582,694
    Income from securities loaned, net.......................         576,436
                                                              ---------------
                                                                   21,611,894
                                                              ---------------
  EXPENSES
    Investment advisory fee..................................      19,619,124
    Administration fee -- Class II...........................           6,233
    Distribution fee -- Class II.............................          10,388
    Shareholders' reports....................................         912,000
    Custodian's fees and expenses............................         138,000
    Accounting fee...........................................          86,000
    Audit fee................................................          70,000
    Commitment fee on syndicated credit agreement............          48,000
    Legal fees and expenses..................................          14,000
    Directors' fees and expenses.............................          14,000
    Transfer agent's fees and expenses.......................          11,000
    Miscellaneous............................................          12,677
                                                              ---------------
     Total expenses..........................................      20,941,422
    Less: custodian fee credit...............................         (32,912)
                                                              ---------------
     Net expenses............................................      20,908,510
                                                              ---------------
  NET INVESTMENT INCOME......................................         703,384
                                                              ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
     Investments.............................................     369,566,992
     Foreign currencies......................................              33
                                                              ---------------
                                                                  369,567,025
                                                              ---------------
    Net change in unrealized appreciation (depreciation) on:
     Investments.............................................  (1,010,479,700)
                                                              ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES.................................................    (640,912,675)
                                                              ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................. $  (640,209,291)
                                                              ===============

STATEMENTS OF CHANGES IN NET ASSETS





                                                                                                     Year Ended December 31,
                                                                                                 --------------------------------
                                                                                                       2000             1999
                                                                                                 ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................... $       703,384  $    3,100,657
  Net realized gain on investments..............................................................     369,567,025     147,534,996
  Net change in unrealized appreciation (depreciation) on investments...........................  (1,010,479,700)    574,663,580
                                                                                                 ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................    (640,209,291)    725,299,233
                                                                                                 ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.......................................................................................        (703,377)     (3,100,657)
  Class II......................................................................................              (7)             --
  Distributions in excess of net investment income
  Class I.......................................................................................         (30,690)             --
  Distributions from net realized capital gains
  Class I.......................................................................................    (413,356,512)   (109,146,897)
  Class II......................................................................................      (1,617,246)             --
                                                                                                 ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................................    (415,707,832)   (112,247,554)
                                                                                                 ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [32,459,159 and 46,076,803 shares, respectively]...........................   1,068,099,635   1,238,109,549
  Capital stock issued in reinvestment of dividends and distributions
    [17,750,417 and 3,815,423 shares, respectively].............................................     415,707,832     112,247,554
  Capital stock repurchased [9,214,265 and 14,500,046 shares, respectively].....................    (292,509,262)   (391,470,256)
                                                                                                 ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...........................   1,191,298,205     958,886,847
                                                                                                 ---------------  --------------
TOTAL INCREASE IN NET ASSETS....................................................................     135,381,082   1,571,938,526
NET ASSETS:
  Beginning of year.............................................................................   2,770,667,861   1,198,729,335
                                                                                                 ---------------  --------------
  End of year................................................................................... $ 2,906,048,943  $2,770,667,861
                                                                                                 ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

           FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

                     SMALL CAPITALIZATION STOCK PORTFOLIO
December 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

          ASSETS
            Investments, at value (cost: $572,918,111)... $588,828,673
            Receivable for investments sold..............    5,032,676
            Interest and dividends receivable............      345,517
            Receivable for capital stock sold............      284,764
            Receivable for securities lending income.....        9,541
            Deferred expenses and other assets...........        2,290
                                                          ------------
             Total Assets................................  594,503,461
                                                          ------------
          LIABILITIES
            Payable to custodian.........................    1,484,209
            Collateral for securities on loan............   17,611,118
            Payable for investments purchased............    4,335,759
            Payable for capital stock repurchased........    1,292,533
            Due to broker-variation margin...............      666,900
            Payable to investment adviser................      535,622
            Securities lending rebate payable............       89,051
            Accrued expenses and other liabilities.......      155,832
            Payable to securities lending agent..........        5,546
                                                          ------------
             Total Liabilities...........................   26,176,570
                                                          ------------
          NET ASSETS..................................... $568,326,891
                                                          ============
            Net assets were comprised of:
             Common stock, at $0.01 par value............ $    332,072
             Paid-in capital, in excess of par...........  474,219,392
                                                          ------------
                                                           474,551,464
            Undistributed net investment income..........    2,916,939
            Accumulated net realized gain on investments.   74,007,076
            Net unrealized appreciation on investments...   16,851,412
                                                          ------------
            Net assets, December 31, 2000................ $568,326,891
                                                          ============
          Net asset value and redemption price per share,
           33,207,245 outstanding shares of common stock
           (authorized 140,000,000 shares)............... $      17.11
                                                          ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $1,402 foreign withholding tax). $  3,217,806
  Interest..........................................    1,929,568
  Income from securities loaned, net................      138,180
                                                     ------------
                                                        5,285,554
                                                     ------------
EXPENSES
  Investment advisory fee...........................    1,992,363
  Shareholders' reports.............................      154,000
  Accounting fees...................................      115,000
  Custodian's fees and expenses.....................       44,000
  Audit fee.........................................       13,000
  Transfer agent's fees and expenses................        7,400
  Commitment fee on syndicated credit agreement.....        7,100
  Directors' fees and expenses......................        4,000
  Legal fees and expenses...........................        2,000
  Miscellaneous.....................................       47,055
                                                     ------------
   Total expenses...................................    2,385,918
  Less: custodian fee credit........................      (17,303)
                                                     ------------
   Net expenses.....................................    2,368,615
                                                     ------------
NET INVESTMENT INCOME...............................    2,916,939
                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on:
   Investments......................................   74,104,909
   Futures..........................................    2,785,609
                                                     ------------
                                                       76,890,518
                                                     ------------
  Net change in unrealized appreciation on:
   Investments......................................  (20,597,096)
   Futures..........................................      136,200
                                                     ------------
                                                      (20,460,896)
                                                     ------------
NET GAIN ON INVESTMENTS.............................   56,429,622
                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS.......................................... $ 59,346,561
                                                     ============


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         Year Ended December 31,
                                                                                                       --------------------------
                                                                                                           2000          1999
                                                                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................................... $  2,916,939  $  2,620,452
  Net realized gain on investments....................................................................   76,890,518    26,223,683
  Net change in unrealized appreciation on investments................................................  (20,460,896)   21,744,502
                                                                                                       ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................   59,346,561    50,588,637
                                                                                                       ------------  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................................   (2,539,297)           --
  Distributions from net realized capital gains.......................................................  (26,346,057)   (6,897,212)
                                                                                                       ------------  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................................  (28,885,354)   (6,897,212)
                                                                                                       ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [7,200,733 and 8,615,063 shares, respectively]...................................  119,800,258   122,618,563
  Capital stock issued in reinvestment of dividends and distributions
    [2,005,115 and 506,032 shares, respectively]......................................................   28,885,354     6,897,212
  Capital stock repurchased [2,915,081 and 6,702,620 shares, respectively]............................  (48,313,617)  (96,099,149)
                                                                                                       ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................................  100,371,995    33,416,626
                                                                                                       ------------  ------------
TOTAL INCREASE IN NET ASSETS..........................................................................  130,833,202    77,108,051
NET ASSETS:
  Beginning of year...................................................................................  437,493,689   360,385,638
                                                                                                       ------------  ------------
  End of year (a)..................................................................................... $568,326,891  $437,493,689
                                                                                                       ============  ============
  (a) Includes undistributed net investment income of:................................................ $  2,916,939  $  2,620,452
                                                                                                       ------------  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost $2,713,150,157).. $4,411,620,204
  Interest and dividends receivable............      3,631,987
  Receivable for investments sold..............      1,864,621
  Receivable for capital stock sold............        350,808
  Deferred expenses and other assets...........         22,229
                                                --------------
   Total Assets................................  4,417,489,849
                                                --------------
LIABILITIES
  Payable to custodian.........................         35,909
  Collateral for securities on loan............    221,745,129
  Payable to investment adviser................      3,814,836
  Payable for capital stock repurchased........      3,122,147
  Payable for securities lending rebate........      1,133,817
  Accrued expenses and other liabilities.......        835,286
  Due to broker-variation margin...............        714,350
  Payable to securities lending agent..........         54,601
                                                --------------
   Total Liabilities...........................    231,456,075
                                                --------------
NET ASSETS..................................... $4,186,033,774
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,082,881
   Paid-in capital, in excess of par...........  2,473,449,180
                                                --------------
                                                 2,474,532,061
  Accumulated net realized gain on investments.     15,329,916
  Net unrealized appreciation on investments...  1,696,171,797
                                                --------------
  Net assets, December 31, 2000................ $4,186,033,774
                                                ==============
Net asset value and redemption price per share,
 108,288,053 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        38.66
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $249,469 foreign withholding tax). $  51,368,573
  Interest............................................     4,042,456
  Income from securities loaned, net..................       161,197
                                                       -------------
                                                          55,572,226
                                                       -------------
EXPENSES
  Investment advisory fee.............................    15,894,594
  Shareholders' reports...............................     1,294,000
  Custodian's fees and expenses.......................       158,000
  Accounting fees.....................................       121,000
  Audit fee...........................................       100,000
  Commitment fee on syndicated credit agreement.......        67,000
  Directors' fees and expenses........................        19,600
  Legal fees and expenses.............................        19,500
  Transfer agent's fees and expenses..................         9,400
  Miscellaneous.......................................        19,084
                                                       -------------
   Total expenses.....................................    17,702,178
  Less: custodian fee credit..........................       (12,251)
                                                       -------------
   Net expenses.......................................    17,689,927
                                                       -------------
NET INVESTMENT INCOME.................................    37,882,299
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments........................................   166,664,201
   Futures............................................    (5,528,539)
                                                       -------------
                                                         161,135,662
                                                       -------------
  Net change in unrealized appreciation on:...........
   Investments........................................  (612,206,445)
   Futures............................................    (4,722,513)
                                                       -------------
                                                        (616,928,958)
                                                       -------------
NET LOSS ON INVESTMENTS...............................  (455,793,296)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(417,910,997)
                                                       =============

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                       Year Ended December 31,
                                                                                                   ------------------------------
                                                                                                        2000            1999
                                                                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................... $   37,882,299  $   44,408,380
  Net realized gain on investments................................................................    161,135,662      46,195,228
  Net change in unrealized appreciation on investments............................................   (616,928,958)    682,952,950
                                                                                                   --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................   (417,910,997)    773,556,558
                                                                                                   --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income............................................................    (38,198,091)    (44,092,588)
  Distributions from net realized capital gains...................................................   (147,427,094)    (54,347,010)
                                                                                                   --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................................................................   (185,625,185)    (98,439,598)
                                                                                                   --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,767,456 and 19,061,602 shares, respectively]..............................    422,421,211     768,257,840
  Capital stock issued in reinvestment of dividends and distributions
    [4,767,690 and 2,357,499 shares, respectively]................................................    185,625,185      98,439,598
  Capital stock repurchased [10,971,202 and 10,712,263 shares, respectively]......................   (473,493,960)   (434,885,868)
                                                                                                   --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.............................    134,552,436     431,811,570
                                                                                                   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........................................................   (468,983,746)  1,106,928,530
NET ASSETS:
  Beginning of year...............................................................................  4,655,017,520   3,548,088,990
                                                                                                   --------------  --------------
  End of year (a)................................................................................. $4,186,033,774  $4,655,017,520
                                                                                                   ==============  ==============
  (a) Includes undistributed net investment income of:............................................ $           --  $      315,792
                                                                                                   --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                                VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

         ASSETS
           Investments, at value (cost: $1,767,230,692). $2,002,576,803
           Foreign currency, at value (cost: $170)......            169
           Cash.........................................          1,497
           Receivable for investments sold..............      6,630,168
           Interest and dividends receivable............      3,398,175
           Receivable for capital stock sold............      1,829,830
           Deferred expenses and other assets...........         11,489
           Receivable for securities lending income.....          1,362
                                                         --------------
            Total Assets................................  2,014,449,493
                                                         --------------
         LIABILITIES
           Collateral for securities on loan............     27,833,215
           Payable for investments purchased............      7,723,701
           Payable to investment adviser................      1,855,265
           Payable for capital stock repurchased........      1,065,347
           Accrued expenses and other liabilities.......        471,509
           Securities lending rebate payable............        160,901
           Payable to securities lending agent..........          4,594
                                                         --------------
            Total Liabilities...........................     39,114,532
                                                         --------------
         NET ASSETS..................................... $1,975,334,961
                                                         ==============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $      965,456
            Paid-in capital, in excess of par...........  1,646,828,971
                                                         --------------
                                                          1,647,794,427
           Undistributed net investment income..........      4,727,032
           Accumulated net realized gain on investments.     87,467,392
           Net unrealized appreciation on investments...    235,346,110
                                                         --------------
           Net assets, December 31, 2000................ $1,975,334,961
                                                         ==============
         Net asset value and redemption price per share,
          96,545,640 outstanding shares of common stock
          (authorized 340,000,000 shares)............... $        20.46
                                                         ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

      INVESTMENT INCOME
        Dividends (net of $345,332 foreign withholding tax). $ 48,226,865
        Interest............................................    1,534,342
        Income from securities loaned, net..................      375,200
                                                             ------------
                                                               50,136,407
                                                             ------------
      EXPENSES
        Investment advisory fee.............................    7,287,882
        Shareholders' reports...............................      570,000
        Accounting fees.....................................       79,000
        Custodian's fees and expenses.......................       77,000
        Audit fee...........................................       45,000
        Commitment fee on syndicated credit agreement.......       26,000
        Legal fees and expenses.............................       10,500
        Transfer agent's fees and expenses..................        8,800
        Directors' fees and expenses........................        7,600
        Miscellaneous.......................................        9,084
                                                             ------------
         Total expenses.....................................    8,120,866
        Less: custodian fee credit..........................      (34,931)
                                                             ------------
         Net expenses.......................................    8,085,935
                                                             ------------
      NET INVESTMENT INCOME.................................   42,050,472
                                                             ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES
        Net realized gain (loss) on:
         Investments........................................  222,165,325
         Foreign currencies.................................      (19,984)
                                                             ------------
                                                              222,145,341
                                                             ------------
        Net change in unrealized appreciation on:
         Investments........................................   (6,897,332)
         Foreign currencies.................................           (1)
                                                             ------------
                                                               (6,897,333)
                                                             ------------
      NET GAIN ON INVESTMENTS AND FOREIGN
      CURRENCIES............................................  215,248,008
                                                             ------------
      NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................ $257,298,480
                                                             ============

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                    Year ended December 31,
                                                                                                ------------------------------
                                                                                                     2000            1999
                                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................ $   42,050,472  $   49,197,688
  Net realized gain on investments and foreign currencies......................................    222,145,341     196,991,597
  Net change in unrealized appreciation on investments and foreign currencies..................     (6,897,333)      1,676,194
                                                                                                --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................    257,298,480     247,865,479
                                                                                                --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................    (41,177,890)    (47,863,180)
  Distributions from net realized capital gains................................................   (137,387,857)   (228,772,711)
                                                                                                --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................   (178,565,747)   (276,635,891)
                                                                                                --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,237,156 and 4,932,597 shares, respectively]............................    100,342,995     106,031,268
  Capital stock issued in reinvestment of dividends and distributions
    [9,153,385 and 14,298,341 shares, respectively]............................................    178,565,747     276,635,891
  Capital stock repurchased [21,540,001 and 22,475,612 shares, respectively]...................   (406,345,874)   (472,178,202)
                                                                                                --------------  --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................   (127,437,132)    (89,511,043)
                                                                                                --------------  --------------
TOTAL DECREASE IN NET ASSETS...................................................................    (48,704,399)   (118,281,455)
NET ASSETS:
  Beginning of year............................................................................  2,024,039,360   2,142,320,815
                                                                                                --------------  --------------
  End of year (a).............................................................................. $1,975,334,961  $2,024,039,360
                                                                                                ==============  ==============
  (a) Includes undistributed net investment income of:......................................... $    4,727,032  $    3,322,069
                                                                                                --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                             20/20 FOCUS PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 90.0%                  Value
                                      Shares   (Note 2)
COMMON STOCKS                         ------- ----------
Agricultural Products -- 2.4%
  Monsanto Co........................  85,200 $2,305,725
                                              ----------
Airlines -- 2.3%
  AMR Corp...........................  56,100  2,198,419
                                              ----------
Computers -- 2.5%
  Dell Computer Corp. (a)............ 138,500  2,415,094
                                              ----------
Computer Services -- 9.1%
  America Online, Inc. (a)...........  53,500  1,861,800
  Cisco Systems, Inc. (a)............  60,400  2,310,300
  EMC Corp. (a)......................  21,800  1,449,700
  Sabre Holdings Corp................  74,500  3,212,812
                                              ----------
                                               8,834,612
                                              ----------
Drugs & Medical Supplies -- 7.0%
  American Home Products Corp........  39,600  2,516,580
  Eli Lilly & Co.....................  21,900  2,038,069
  Pfizer, Inc........................  47,000  2,162,000
                                              ----------
                                               6,716,649
                                              ----------
Electronics -- 1.5%
  International Rectifier Corp. (a)..  48,200  1,446,000
                                              ----------
Financial Services -- 6.9%
  Chase Manhattan Corp...............  37,800  1,717,538
  Citigroup, Inc.....................  41,733  2,130,991
  FleetBoston Financial Corp.........  74,900  2,813,431
                                              ----------
                                               6,661,960
                                              ----------
Forest Products -- 6.7%
  Boise Cascade Corp................. 100,800  3,389,400
  Temple-Inland, Inc.................  57,700  3,094,162
                                              ----------
                                               6,483,562
                                              ----------
Hospitals/ Healthcare -- 3.2%
  HCA-The Healthcare Co..............  70,700  3,111,507
                                              ----------
Instrument---Controls -- 2.7%
  Millipore Corp.....................  41,800  2,633,400
                                              ----------
Insurance -- 4.6%
  Allstate Corp......................  57,200  2,491,775
  Aon Corp...........................  56,600  1,938,550
                                              ----------
                                               4,430,325
                                              ----------
Leisure & Tourism -- 2.6%
  Hilton Hotels Corp................. 234,600  2,463,300
                                              ----------
Media -- 5.8%
  Tribune Co.........................  79,500  3,358,875
  Viacom, Inc. (Class "B" Stock) (a).  47,800  2,234,650
                                              ----------
                                               5,593,525
                                              ----------
Oil & Gas -- 2.0%
  BJ Services Co. (a)................  28,000  1,928,500
                                              ----------
Oil & Gas Exploration & Production -- 5.3%
  Conoco, Inc. (Class "A" Stock)..... 177,400  5,078,075
                                              ----------
Oil & Gas Drilling -- 3.0%
  Diamond Offshore Drilling, Inc.....  72,700  2,908,000
                                              ----------
Publishing -- 1.5%
  Knight-Ridder, Inc.................  25,100  1,427,563
                                              ----------

        COMMON STOCKS                                         Value
                                                  Shares     (Note 2)
        (Continued)                              --------- -----------
        Retail -- 9.4%
          Federated Department Stores, Inc. (a).    69,300 $ 2,425,500
          Home Depot, Inc.......................    48,400   2,211,275
          Kohl's Corp. (a)......................    37,600   2,293,600
          Tiffany & Co..........................    67,900   2,147,337
                                                           -----------
                                                             9,077,712
                                                           -----------
        Telecommunications -- 11.5%
          General Motors Corp.
           (Class "H" Stock) (a)................   101,000   2,323,000
          Global Crossing, Ltd. (a).............    60,000     858,750
          JDS Uniphase Corp. (a)................    31,800   1,325,663
          Nokia Corp. ADR (Finland).............    51,200   2,227,200
          Qwest Communications
           Int'l, Inc. (a)......................    47,200   1,935,200
          Vodafone Group PLC, ADR (United
           Kingdom).............................    68,900   2,467,481
                                                           -----------
                                                            11,137,294
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
          (cost $84,913,050)....................            86,851,222
                                                           -----------
                                                 Principal
                                                  Amount
                                                   (000)
                                                 ---------
        SHORT-TERM INVESTMENT -- 11.8%
        Repurchase Agreement
          Joint Repurchase Agreement,
          5.96%, 01/02/01
          (cost $11,404,000; Note 5)............  $ 11,404  11,404,000
                                                           -----------
        TOTAL INVESTMENTS -- 101.8%
          (cost $96,317,050; Note 6)............            98,255,222
                                                           -----------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.8)%.......................            (1,716,173)
                                                           -----------
        NET ASSETS -- 100.0%....................           $96,539,049
                                                           ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

December 31, 2000


          LONG-TERM INVESTMENTS -- 106.9%
                                                              Value
                                                     Shares  (Note 2)
          COMMON STOCKS -- 36.8%                     ------ ----------
          Advertising -- 0.3%
            Omnicom Group, Inc......................  5,600 $  464,100
            Penton Media, Inc.......................  1,875     50,391
                                                            ----------
                                                               514,491
                                                            ----------
          Aerospace/Defense -- 0.1%
            AAR Corp................................  2,350     29,669
            Newport News Shipbuilding, Inc..........    750     39,000
            Scott Technologies, Inc. (a)............  1,700     38,037
                                                            ----------
                                                               106,706
                                                            ----------
          Agricultural Products -- 0.2%
            Monsanto Co. (a)........................ 12,800    346,400
                                                            ----------
          Apparel -- 0.3%
            Columbia Sportswear Co. (a).............    750     37,313
            Dress Barn, Inc. (a)....................  1,350     39,150
            K-Swiss, Inc. (Class "A" Stock).........    950     23,750
            Payless ShoeSource, Inc. (a)............  1,100     77,825
            Polo Ralph Lauren Corp. (a).............  1,900     42,394
            Reebok International Ltd. (a)...........  1,350     36,909
            The Limited, Inc........................ 19,800    337,837
            Venator Group, Inc. (a).................  5,075     78,662
                                                            ----------
                                                               673,840
                                                            ----------
          Automobiles & Trucks -- 0.3%
            ArvinMeritor, Inc.......................  2,350     26,731
            Borg-Warner Automotive, Inc.............  1,075     43,000
            General Motors Corp.....................  4,957    252,497
            Lear Corp. (a)..........................  3,500     86,844
            Navistar International Corp. (a)........  9,800    256,637
            Superior Industries International, Inc..  1,050     33,141
                                                            ----------
                                                               698,850
                                                            ----------
          Banking -- 0.9%
            Astoria Financial Corp..................    925     50,239
            BancorpSouth, Inc.......................  3,375     41,133
            Bancwest Corp...........................  1,575     41,147
            Bank of America Corp.................... 11,000    504,625
            Bank United Corp. (Class "A" Stock).....    950     64,778
            Banknorth Group, Inc....................  2,476     49,365
            City National Corp......................  1,350     52,397
            CORUS Bankshares, Inc...................  1,425     70,515
            Cullen/Frost Bankers, Inc...............  3,725    155,752
            CVB Financial Corp. (Class "A" Stock)...  4,356     74,052
            First Citizens Bancshares, Inc..........    200     16,150
            Fulton Financial Corp...................  2,525     58,233
            Golden State Bancorp, Inc...............  2,500     78,594
            Harbor Florida Bancshares, Inc..........  2,000     29,875
            MAF Bancorp, Inc........................  3,375     95,977
            New York Community Bancorp, Inc. (a)....  1,450     53,288
            Provident Financial Group, Inc..........  1,050     39,375
            Silicon Valley Bancshares, Inc. (a).....  4,200    145,162
            Southwest Bancorporation of
             Texas, Inc.(a).........................  1,675     71,920
            Washington Federal, Inc.................  2,625     74,648
            Westamerica Bancorp.....................  2,300     98,900
            Whitney Holding Corp....................  1,175     42,667
                                                            ----------
                                                             1,908,792
                                                            ----------

        COMMON STOCKS
                                                                Value
                                                       Shares  (Note 2)
        (Continued)                                    ------ ----------
        Broadcasting & Other Media -- 1.0%
          Citadel Communications Corp. (a)............  7,100 $   85,200
          Clear Channel Communications, Inc. (a)......      5          0
          CNET Networks, Inc. (a).....................    297      4,741
          Entercom Communications Corp. (a)...........    700     24,106
          Gemstar -- TV Guide International, Inc. (a).  1,200     55,350
          Harman International Industry, Inc..........  1,700     62,050
          Juniper Networks, Inc. (a)..................  1,400    176,488
          Primedia, Inc...............................  2,000    176,000
          Univision Communications, Inc. (a)..........  8,900    364,344
          Viacom, Inc. (a)............................ 21,282    994,933
                                                              ----------
                                                               1,943,212
                                                              ----------
        Building & Construction -- 0.7%
          American Standard Cos., Inc. (a)............  4,100    202,181
          Centex Corp.................................  7,275    273,267
          D.R. Horton, Inc............................  2,234     54,593
          Kaufman & Broad Home Corp...................  1,875     63,164
          Lennar Corp.................................  2,050     74,313
          M.D.C. Holdings, Inc........................  2,325     76,609
          Masco Corp.................................. 16,200    416,138
          Pulte Corp..................................  2,075     87,539
          Thomas Industries, Inc......................  3,625     84,281
          Toll Brothers, Inc. (a).....................  1,400     57,225
                                                              ----------
                                                               1,389,310
                                                              ----------
        Business Services
          National Data Corp..........................    950     34,794
          Tetra Tech, Inc. (a)........................  1,275     40,640
                                                              ----------
                                                                  75,434
                                                              ----------
        Cable
          Belden, Inc.................................  1,350     34,256
          Cable Design Technologies Corp. (a).........  2,850     47,916
          General Cable Corp..........................  3,100     13,756
                                                              ----------
                                                                  95,928
                                                              ----------
        Chemicals -- 0.8%
          Albany Molecular Research, Inc. (a).........    800     49,300
          Albemarle Corp..............................  2,200     54,450
          Cytec Industries, Inc. (a)..................  2,025     80,873
          Dow Chemical Co............................. 14,500    531,063
          Eastman Chemical Co.........................  4,100    199,875
          Ferro Corp..................................  1,575     36,225
          Great Lakes Chemical Corp...................    825     30,680
          H.B. Fuller Co..............................  1,475     58,193
          Minerals Technologies, Inc..................  1,050     35,897
          Olin Corp...................................  3,075     68,034
          OM Group, Inc...............................    725     39,603
          Praxair, Inc................................  8,800    390,500
          Spartech Corp...............................  2,200     45,238
                                                              ----------
                                                               1,619,931
                                                              ----------
        Computer Services -- 3.6%
          Actuate Corp. (a)...........................  4,200     80,325
          Affiliated Computer Services, Inc.
           (Class "A" Stock) (a)......................  3,100    188,131
          America Online, Inc. (a).................... 13,100    455,880
          ASM Lithography Holding N.V. ADR (a)........  6,600    148,912

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

December 31, 2000


          COMMON STOCKS
                                                              Value
                                                     Shares  (Note 2)
          (Continued)                                ------ ----------
          Computer Services (cont'd)
            Black Box Corp. (a).....................    675 $   32,611
            BroadVision, Inc. (a)...................  2,100     24,806
            Cisco Systems, Inc. (a)................. 25,300    967,725
            Compaq Computer Corp.................... 33,700    507,185
            Comverse Technology, Inc. (a)...........  1,400    152,075
            Dell Computer Corp. (a)................. 33,600    585,900
            E.piphany, Inc. (a).....................    450     24,272
            EMC Corp. (a)...........................  4,900    325,850
            Hewlett-Packard Co...................... 14,200    448,187
            HNC Software, Inc.......................  2,700     80,156
            I2 Technologies, Inc. (a)...............  5,200    282,750
            Internap Network Services Corp. (a).....    200      1,450
            International Business Machines Corp.... 13,300  1,130,500
            Interwoven, Inc. (a)....................    100      6,594
            Intuit, Inc. (a)........................  2,200     86,762
            Keynote Systems, Inc. (a)...............  1,725     24,473
            Mercury Computer Systems, Inc. (a)......    950     44,116
            Microsoft Corp. (a)..................... 12,700    550,862
            N2H2, Inc. (a)..........................    400        175
            NETIQ Corp. (a).........................    500     43,688
            ONYX Software Corp. (a).................  1,300     14,300
            OTG Software, Inc. (a)..................    950     15,334
            Phoenix Technologies Ltd. (a)...........  2,150     28,991
            Predictive Systems, Inc. (a)............  2,000     14,313
            PurchasePro.com, Inc. (a)...............  1,350     23,625
            Quest Software, Inc. (a)................    400     11,225
            Rare Medium Group, Inc. (a).............    300        572
            Retek, Inc. (a).........................  3,356     81,802
            Sapient Corp. (a).......................  1,600     19,100
            Scient Corp. (a)........................  7,500     24,375
            Selectica, Inc. (a).....................  4,900    118,519
            SERENA Software, Inc. (a)...............  1,275     43,649
            Sun Microsystems, Inc. (a)..............  8,000    223,000
            Symantec Corp. (a)......................    975     32,541
            Take-Two Interactive Software, Inc. (a).  2,650     30,475
            THQ, Inc. (a)...........................  1,100     26,813
            Verisign, Inc. (a)......................  1,300     96,444
            VERITAS Software Corp. (a)..............  4,000    350,000
            Vitria Technology, Inc..................    400      3,100
                                                            ----------
                                                             7,351,563
                                                            ----------
          Consumer Products -- 0.2%
            Eastman Kodak Co........................  7,900    311,063
            Libbey, Inc.............................    750     22,781
            The Toro Co.............................  1,575     57,783
            Tupperware Corp.........................  2,675     54,670
                                                            ----------
                                                               446,297
                                                            ----------
          Diversified Industries -- 0.9%
            Carlisle Cos., Inc......................  1,750     75,141
            Cuno, Inc. (a)..........................    900     24,131
            General Electric Co..................... 19,700    944,369
            Harsco Corp.............................  1,250     30,859
            Mettler-Toledo International, Inc. (a)..  2,100    114,188
            Minnesota Mining & Manufacturing Co.....  3,200    385,600
            National Service Industries, Inc........  2,275     58,439

           COMMON STOCKS
                                                            Value
                                                   Shares  (Note 2)
           (Continued)                             ------ ----------
           Diversified Industries (cont'd)
             PerkinElmer, Inc.....................  1,200 $  126,000
             Trinity Industries, Inc..............  2,375     59,375
                                                          ----------
                                                           1,818,102
                                                          ----------
           Electronics -- 1.2%
             ACT Manufacturing, Inc. (a)..........  1,900     29,925
             Alpha Industries, Inc. (a)...........  1,900     70,300
             Anixter International, Inc. (a)......  1,300     28,113
             Applied Micro Circuits Corp. (a).....  2,700    202,627
             Cleco Corp...........................  1,475     80,756
             Flextronics International Ltd. (a)...  3,200     91,200
             General Motors Corp.
              (Class "H" Stock) (a)............... 24,591    565,593
             Gentex Corp. (a).....................  3,500     65,188
             Idacorp, Inc.........................  1,775     87,086
             Kemet Corp. (a)......................  1,450     21,931
             Park Electrochemical Corp............  1,762     54,071
             PMC-Sierra, Inc. (a).................  2,200    172,975
             STMicroelectronics N.V. ADR..........  6,900    295,406
             Synopsys, Inc. (a)...................    300     14,231
             Tektronix, Inc.......................  7,200    242,550
             Texas Instruments, Inc...............  9,700    459,538
                                                          ----------
                                                           2,481,490
                                                          ----------
           Energy -- 0.2%
             Advanced Energy Industries, Inc. (a).    300      6,750
             CH Energy Group, Inc.................  1,325     59,294
             Equitable Resources, Inc.............    500     33,375
             Newmont Mining Corp.................. 19,400    331,013
             RGS Energy Group, Inc................    700     22,706
                                                          ----------
                                                             453,138
                                                          ----------
           Financial Services -- 5.4%
             Alfa Corp............................  2,250     41,344
             Allied Capital Corp..................  2,150     44,881
             Allstate Corp........................ 10,200    444,337
             American Express Co.................. 17,200    944,925
             American General Corp................  4,000    326,000
             American International Group Inc.....  5,412    533,420
             Arthur J. Gallagher & Co.............  1,300     82,712
             AXA S.A., ADR (France)...............  2,980    213,965
             Bear Stearns Cos., Inc...............  5,100    258,506
             Chase Manhattan Corp................. 21,000    954,187
             Chubb Corp...........................  7,200    622,800
             Citigroup, Inc....................... 23,066  1,177,808
             CNA Surety Corp......................  3,050     43,463
             Commerce Group, Inc..................  1,875     50,963
             Dain Rauscher Corp...................    525     49,711
             Doral Financial Corp.................  3,625     87,680
             Downey Financial Corp................  1,800     99,000
             Eaton Vance Corp.....................  1,850     59,663
             Federated Investors, Inc.
              (Class "B" Stock)...................  2,700     78,637
             Fidelity National Financial, Inc.....  1,750     64,641
             Goldman Sachs Group, Inc.............  4,200    449,137
             Imperial Bancorp.....................  2,025     53,156

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2000


                      COMMON STOCKS
                                                   Value
                                         Shares   (Note 2)
                      (Continued)        ------   --------
                      Financial Services (cont'd)

              IndyMac Bancorp, Inc...............  2,325 $    68,587
              J.P. Morgan & Co., Inc.............    500      22,719
              Jeffries Group, Inc................  1,850      57,813
              John Hancock Financial Services.... 10,700     402,587
              Knight Trading Group, Inc.
               (Class "A" Stock) (a).............    400       5,575
              Lehman Brothers Holdings, Inc......  7,200     486,900
              Leucadia National Corp.............  1,800      63,788
              Lincoln National Corp.............. 10,300     487,319
              Merrill Lynch & Co., Inc........... 12,500     852,344
              Metris Cos., Inc...................  1,500      39,469
              Morgan Stanley Dean Witter & Co....  6,100     483,425
              Mutual Risk Management, Ltd........    900      13,669
              Old Republic International Corp.... 13,900     444,800
              PFF Bancorp, Inc...................  2,250      46,969
              Presidential Life Corp.............  3,725      55,642
              Radian Group, Inc..................    979      73,486
              Reinsurance Group of America Inc...  2,900     102,950
              SAFECO Corp........................ 11,500     378,062
              Stancorp Financial Group, Inc......  2,000      95,500
              The MONY Group, Inc................    850      42,022
              Triad Guaranty, Inc. (a)...........  1,125      37,266
              Webster Financial Corp.............  2,525      71,489
                                                         -----------
                                                          11,013,317
                                                         -----------
            Food & Beverage -- 0.4%
              Dean Foods Co......................  1,300      39,894
              International Multifoods Corp......    800      16,250
              Michael Foods, Inc.................  2,000      60,250
              PepsiCo, Inc.......................  3,100     153,644
              Purina Mills, Inc..................  3,141      30,036
              Riviana Foods, Inc.................  3,150      61,819
              Sara Lee Corp...................... 11,400     280,012
              Smithfield Foods, Inc. (a).........  1,925      58,520
              Suiza Foods Corp. (a)..............  1,175      56,400
                                                         -----------
                                                             756,825
                                                         -----------
            Gaming -- 0.1%
              Anchor Gaming (a)..................  1,150      44,850
              Park Place Entertainment Corp. (a). 12,400     148,025
                                                         -----------
                                                             192,875
                                                         -----------
            Health Care -- 2.9%
              American Home Products Corp........ 17,100   1,086,705
              Amgen, Inc. (a)....................  9,900     632,981
              Aviron (a).........................    400      26,725
              Bergen Brunswig Corp.
               (Class "A" Stock).................  4,600      72,818
              Cell Genesys, Inc. (a).............  1,100      25,094
              Coventry Health Care, Inc. (a).....  3,925     104,748
              Datascope Corp.....................  1,450      49,663
              Exelixis, Inc. (a).................  4,100      59,962
              Genetech, Inc. (a).................  4,900     399,350
              HCA -- The Healthcare Corp.........  7,300     321,273
              Health Net, Inc. (a)............... 25,850     676,947
              HEALTHSOUTH Corp. (a)..............  2,600      42,413
              Henry Schein, Inc. (a).............  1,400      48,475
              Humana, Inc. (a)...................  1,675      25,544

           COMMON STOCKS
                                                            Value
                                                   Shares  (Note 2)
           (Continued)                             ------ ----------
           Health Care (cont'd)
             Inhale Therapeutic Systems, Inc. (a).  4,000 $  202,000
             Invitrogen Corp. (a).................    875     75,578
             Luminex Corp. (a)....................    300      7,819
             PAREXEL International Corp. (a)......  2,000     21,625
             Pharmacia Corp....................... 11,960    729,560
             STERIS Corp. (a).....................  3,075     49,584
             Sunrise Assisted Living, Inc (a).....  1,325     33,125
             Triad Hospitals, Inc. (a)............  3,600    117,225
             Trigon Healthcare, Inc. (a)..........    575     44,742
             UnitedHealth Group, Inc. (a).........  8,000    491,000
             Visible Genetics, Inc. (a)...........  2,000     75,500
             Wellpoint Health Networks, Inc. (a)..  4,600    530,150
                                                          ----------
                                                           5,950,606
                                                          ----------
           Hotels & Leisure -- 0.2%
             Cheap Tickets, Inc. (a).............. 10,000     97,500
             Hilton Hotels Corp................... 15,000    157,500
             Hospitality Properties Trust.........  1,825     41,291
             Meristar Hotels & Resorts, Inc. (a)..  9,900     25,987
             Starwood Hotels & Resorts
              Worldwide, Inc......................  4,600    162,150
                                                          ----------
                                                             484,428
                                                          ----------

             Human Resources
               Hall, Kinion & Associates, Inc. (a).  2,475  49,809
               Resources Connection, Inc. (a)......    200   3,800
                                                           -------
                                                            53,609
                                                           -------
             Machinery -- 0.3%
               Caterpillar, Inc....................  3,900 184,519
               Flowserve Corp......................  3,050  65,194
               Helix Technology Corp...............  1,575  37,283
               IDEX Corp...........................  2,175  72,047
               JLG Industries, Inc.................  2,850  30,281
               Lincoln Electric Holdings, Inc......  2,625  51,515
               Milacron, Inc.......................  2,575  41,361
               The Manitowoc Co., Inc..............  1,600  46,400
               Zebra Technologies Corp.
                (Class "A" Stock) (a)..............    700  28,558
                                                           -------
                                                           557,158
                                                           -------
             Marketing
               ADVO, Inc. (a)......................    800  35,500
                                                           -------
             Miscellaneous Services -- 0.2%
               Banta Corp..........................  2,525  64,186
               Sylvan Learning Systems, Inc. (a)...  2,500  37,031
               Varian, Inc. (a)....................  2,700  91,462
               Waters Corp. (a)....................  2,000 167,000
                                                           -------
                                                           359,679
                                                           -------
             Office Equipment & Supplies -- 0.3%
               Daisytek International Corp.........  4,425  30,422
               Harris Corp.........................  9,200 281,750
               HON Industries, Inc.................  2,275  58,012
               Interface, Inc. (Class "A" Stock)...  2,225  19,330
               United Stationers, Inc. (a).........    875  21,000
               Xerox Corp.......................... 27,600 127,650
                                                           -------
                                                           538,164
                                                           -------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2000


           COMMON STOCKS
                                                            Value
                                                   Shares  (Note 2)
           (Continued)                             ------ ----------
           Oil & Gas -- 2.9%
             AGL Resources, Inc...................  1,475 $   32,542
             Amerada Hess Corp....................  5,900    431,069
             Chevron Corp.........................  1,700    143,544
             Conoco, Inc. (Class "A" Stock)....... 17,200    492,350
             Diamond Offshore Drilling, Inc.......  9,700    388,000
             Energen Corp.........................  2,375     76,445
             ENSCO International, Inc............. 15,400    524,562
             Halliburton Co.......................  8,100    293,625
             Kerr-McGee Corp......................  3,100    207,506
             KeySpan Corp.........................  5,700    241,537
             Marine Drilling Co., Inc. (a)........  3,700     98,975
             Mitchell Energy & Development
              Corp. (Class "A" Stock).............    875     53,594
             Newfield Exploration Co. (a).........  3,400    161,287
             Nuevo Energy Co. (a).................  2,600     45,013
             ONEOK, Inc...........................  2,525    121,516
             Patterson Energy, Inc. (a)...........    975     36,319
             Pioneer Natural Resources Co. (a)....  1,725     33,961
             Schlumberger Ltd..................... 10,700    855,331
             Seitel, Inc. (a).....................  2,300     42,406
             St. Mary Land & Exploration Co.......  1,450     48,303
             Stone Energy Corp. (a)...............    600     38,730
             Superior Energy Services, Inc. (a)... 12,000    138,000
             Talisman Energy, Inc. (a)............ 11,100    411,394
             TotalFinaElf S.A. ADR................  7,348    534,108
             Trico Marine Services, Inc. (a)......  2,550     39,366
             Ultramar Diamond Shamrock............  1,175     36,278
             Universal Compression
              Holdings, Inc. (a)..................  1,100     41,456
             USX-Marathon Corp.................... 10,600    294,150
             Valero Energy Corp...................  1,575     58,570
             Vintage Petroleum, Inc...............  1,675     36,013
                                                          ----------
                                                           5,955,950
                                                          ----------
           Paper & Packaging -- 1.2%
             Ball Corp............................    875     40,305
             Boise Cascade Corp................... 12,700    427,037
             Georgia-Pacific Corp................. 21,325    663,741
             Georgia-Pacific Corp. (Timber Group).  5,700    170,644
             International Paper Co...............  9,200    375,475
             Pactiv Corp. (a).....................  6,625     81,984
             Pope & Talbot, Inc...................  2,525     42,452
             Rayonier, Inc........................  5,400    214,988
             Temple-Inland, Inc...................  9,100    487,987
                                                          ----------
                                                           2,504,613
                                                          ----------
           Pharmaceuticals -- 1.3%
             Eli Lilly & Co.......................  7,300    679,357
             Ista Pharmaceuticals, Inc. (a).......    600      6,750
             Pfizer, Inc.......................... 25,800  1,186,800
             Pharmaceutical Product
              Development, Inc. (a)...............  1,100     54,656
             Schering-Plough Corp................. 11,100    629,925
             Serono S.A. ADR (Switzerland) (a)....  6,000    143,625
             Texas Biotechnology Corp. (a)........  4,100     35,219
             The Medicines Co. (a)................    800     16,400
                                                          ----------
                                                           2,752,732
                                                          ----------

           COMMON STOCKS
                                                             Value
                                                    Shares  (Note 2)
           (Continued)                              ------ ----------
           Publishing -- 0.2%
             Scholastic Corp. (a)..................    725 $   64,253
             The New York Times Co.................  7,700    308,481
                                                           ----------
                                                              372,734
                                                           ----------
           Real Estate -- 0.7%
             Amli Residential Properties Trust.....  2,500     61,719
             Arden Reality, Inc....................  2,600     65,325
             Avalonbay Communities, Inc............  1,400     70,175
             Boston Properties, Inc................  7,500    326,250
             BRE Properties, Inc...................  1,700     53,869
             Cabot Industrial Trust................  2,475     47,489
             Camden Property Trust.................  1,250     41,875
             CBL & Associates Properties, Inc......  1,900     48,094
             First Industrial Realty Trust Inc.....  1,700     57,800
             Franchise Finance Corp. of America....  2,075     48,373
             Glenborough Realty Trust, Inc.........  2,100     36,488
             Health Care Property Invest, Inc......    200      5,975
             Highwoods Properties, Inc.............  2,625     65,297
             JDN Realty Corp.......................  2,525     26,670
             Kilroy Realty Corp....................  1,350     38,559
             MeriStar Hospitality Corp.............  4,200     82,687
             Nationwide Health Properties, Inc.....  3,575     46,028
             Reckson Associates Realty Corp........  3,825     95,864
             Regency Realty Corp...................  2,375     56,258
             Security Capital Group, Inc.
              (Class "B" Stock) (a)................  4,500     90,281
             Summit Properties, Inc................  2,400     62,400
             Trammell Crow Co. (a).................  2,200     29,700
             Weingarten Realty Investors...........  1,525     66,719
                                                           ----------
                                                            1,523,895
                                                           ----------
           Restaurants -- 0.4%
             Darden Restaurants, Inc............... 29,000    663,375
             Jack In The Box, Inc. (a).............    600     17,663
             Ruby Tuesday, Inc.....................  2,625     40,031
                                                           ----------
                                                              721,069
                                                           ----------
           Retail -- 2.2%
             BJ's Wholesale Club, Inc. (a).........  1,525     58,522
             Borders Group, Inc. (a)...............  2,700     31,556
             CBRL Group, Inc.......................  2,500     45,469
             Coldwater Creek, Inc. (a).............    850     26,403
             Costco Wholesale Corp. (a)............  6,700    267,581
             Dillards, Inc......................... 15,000    177,187
             Factory 2 U Stores, Inc. (a)..........    800     26,500
             Federated Department Stores, Inc. (a). 10,700    374,500
             Home Depot, Inc....................... 25,050  1,144,472
             Kohl's Corp. (a)...................... 12,000    732,000
             Pier 1 Imports, Inc...................  6,525     67,289
             RadioShack Corp.......................  6,600    282,562
             Rent-A-Center, Inc. (a)...............  1,275     43,988
             Target Corp...........................  6,700    216,075
             The Neiman Marcus Group, Inc.
              (Class "A" Stock) (a)................  2,200     78,238
             Tiffany & Co.......................... 10,500    332,062

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

December 31, 2000


           COMMON STOCKS
                                                             Value
                                                    Shares  (Note 2)
           (Continued)                              ------ ----------
           Retail (cont'd)
             Tweeter Home Entertainment
              Group, Inc. (a)......................  1,400 $   17,063
             Wal-Mart Stores, Inc..................  8,600    456,875
             Zale Corp. (a)........................  1,875     54,492
                                                           ----------
                                                            4,432,834
                                                           ----------
           Semiconductors -- 0.4%
             Alliance Semiconductor Corp. (a)......  1,650     18,666
             Analog Devices, Inc. (a)..............  2,300    117,731
             Applied Materials, Inc. (a)...........  5,055    193,038
             ATMI, Inc. (Class "A" Stock) (a)......  1,200     23,400
             Brooks Automation, Inc. (a)...........    825     23,151
             C-Cube Microsystems, Inc. (a).........  2,175     26,780
             Caliper Technologies Corp. (a)........  1,400     65,800
             Cymer, Inc. (a).......................  1,675     43,105
             GaSonics International Corp. (a)......  1,525     28,022
             Intel Corp............................  8,800    266,200
             Micrel, Inc. (a)......................    100      3,369
             QLogic Corp. (a)......................    100      7,700
             Therma-Wave, Inc. (a).................  1,275     17,850
             Varian Semiconductor
              Equipment, Inc. (a)..................  1,450     34,437
                                                           ----------
                                                              869,249
                                                           ----------
           Steel & Metals -- 0.7%
             Alcoa, Inc............................ 21,400    716,900
             Carpenter Technology Corp.............  1,725     60,375
             Commercial Metals Co..................  2,375     52,844
             Freeport-McMoRan Copper &
              Gold, Inc. (a)....................... 19,000    156,750
             Phelps Dodge Corp.....................  6,500    362,781
             Precision Castparts Corp..............  2,100     88,331
             Reliance Steel & Aluminum Co..........  3,237     80,116
                                                           ----------
                                                            1,518,097
                                                           ----------
           Telecommunications -- 4.2%
             Advanced Fibre Communications,
              Inc. (a).............................  3,000     54,187
             ALLTEL Corp...........................  6,400    399,616
             AT&T Corp............................. 15,200    263,150
             AT&T Corp. (Liberty Media)
              (Class "A" Stock) (a)................ 32,600    442,137
             Audiovox Corp. (a)....................  1,350     12,150
             Centillium Communications, Inc. (a)...    600     13,350
             Corning, Inc..........................  5,400    285,187
             Dycom Industries, Inc. (a)............  1,175     42,227
             Foundry Networks, Inc. (a)............    200      3,000
             Global Crossing Ltd. (a).............. 16,300    233,294
             JDS Uniphase Corp. (a)................  8,582    357,762
             Leap Wireless International, Inc. (a).    400     10,000
             MetaSolv, Inc. (a)....................  1,775     16,197
             Metromedia Fiber Network, Inc. (a)....  9,300     94,162
             Motorola, Inc......................... 30,600    619,650
             Nextel Communications, Inc. (a).......  9,300    230,175
             Nokia Corp. ADR....................... 29,200  1,270,200
             Nortel Networks Corp.................. 12,300    394,369
             NTL, Inc. (a).........................  7,175    171,752
             Polycom, Inc. (a).....................  1,800     57,937
             Qwest Communications, Inc. (a)........ 15,900    651,900

            COMMON STOCKS
                                                            Value
                                                  Shares  (Note 2)
            (Continued)                           ------ -----------
            Telecommunications (cont'd)
              SBC Communications, Inc............  8,800 $   420,200
              Sprint Corp........................ 18,800     381,875
              SymmetriCom, Inc. (a)..............  3,225      31,444
              Tumbleweed Communications
               Corp. (a).........................    300       5,133
              Tut Systems, Inc. (a)..............    950       7,838
              Verizon Communications, Inc........  9,200     461,150
              Vodafone Group PLC ADR
               (United Kingdom).................. 28,238   1,011,269
              Voicestream Wireless Corp. (a).....  1,700     171,062
              Worldcom, Inc...................... 28,100     393,400
                                                         -----------
                                                           8,505,773
                                                         -----------
            Tobacco -- 1.0%
              Loews Corp.........................  9,200     952,775
              Philip Morris Cos., Inc............ 18,700     822,800
              RJ Reynolds Tobacco Holdings, Inc..  6,100     297,375
                                                         -----------
                                                           2,072,950
                                                         -----------
            Transportation/Shipping -- 0.1%
              Alexander & Baldwin, Inc...........  1,675      43,969
              Arkansas Best Corp. (a)............  3,225      59,058
              Roadway Express, Inc...............  3,100      65,681
              Skywest, Inc.......................  1,950      56,062
                                                         -----------
                                                             224,770
                                                         -----------
            Utilities -- 0.9%
              ALLETE.............................  2,250      55,828
              California Water Service Group.....  1,525      41,175
              Conectiv, Inc......................  2,175      43,636
              Exelon Corp........................  4,987     350,137
              GPU Corp...........................  3,400     125,162
              MDU Resources Group, Inc...........  1,575      51,188
              NiSource, Inc...................... 16,700     513,525
              OGE Energy Corp....................  1,500      36,656
              Orion Power Holdings, Inc. (a).....  7,500     184,687
              PG&E Corp..........................  1,500      30,000
              Public Service Co. of New Mexico...  2,625      70,383
              Reliant Energy, Inc................  5,700     246,881
              Southern Union Co..................  1,525      40,413
              Western Resources, Inc.............  2,125      52,727
              WGL Holdings, Inc..................  2,725      82,942
                                                         -----------
                                                           1,925,340
                                                         -----------
            Waste Management -- 0.1%
              Stericycle, Inc. (a)...............  1,125      42,891
              Waste Connections, Inc. (a)........  1,925      63,645
                                                         -----------
                                                             106,536
                                                         -----------
            TOTAL COMMON STOCKS
              (cost $73,616,876)......................    75,352,187
                                                         -----------

                        Moody's   Principal
                        Rating     Amount    Value
CORPORATE             (Unaudited)   (000)   (Note 2)
BONDS -- 26.6%        ----------- --------- --------
Aerospace/Defense -- 0.9%
  BE Aerospace, Inc.
   Sr. Sub. Notes,
   8.00%, 03/01/08...          B1      $150 $139,125
   9.50%, 11/01/08...          B1        50   49,375

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2000


                                         Moody's   Principal
                                         Rating     Amount     Value
        CORPORATE                      (Unaudited)   (000)    (Note 2)
        BONDS (continued)              ----------- --------- ----------
        Aerospace/Defense (cont'd)
          Continental Airlines, Inc.,
           Sr. Notes,
           8.00%, 12/15/05............     Ba2        $  150 $  140,908
          Delta Air Lines,
           Notes,
           8.30%, 12/15/29............    Baa3         1,000    860,150
          Northwest Airlines, Inc.,
           Notes,
           8.52%, 04/07/04............     Ba2           500    494,635
          Sequa Corp.,
           Notes,
           9.00%, 08/01/09............     Ba2           250    247,500
          United Air Lines, Inc.,
           Deb.,
           9.75%, 08/15/21............    Baa3            15     13,464
                                                             ----------
                                                              1,945,157
                                                             ----------
        Automobiles & Trucks -- 0.1%
          Collins & Aikman Products Co.,
           Sr. Sub. Notes,
           11.50%, 04/15/06...........     B2             90     69,300
          Eagle Picher Inds,
           Sr. Sub, Notes,
           9.375%, 03/01/08...........     B3             75     50,250
          Hayes Wheels Int'l, Inc.
           Sub. Notes,
           9.125%, 07/15/07...........     B2            150     99,000
          Lear Seating Corp.,
           Sub. Notes,
           8.25%, 02/01/02............     Ba3            75     74.728
                                                             ----------
                                                                293,278
                                                             ----------
        Banking -- 1.2%
          Export Import Bank Korea,
           Notes,
           6.50%, 11/15,06............    Baa2           400    386,968
          HSBC Capital Funding LP,
           Gtd. Notes,
           9.54%, 06/30/10............     A1            500    548,525
          Korea Development Bank,
           Notes,
           7.90%, 02/01/02............    Baa2           500    504,300
          Popular North America, Inc.
           Notes,
           7.375%, 09/15/01...........     A3            400    401,120
          Royal Bank Scotland Group PLC,
           Notes,
           9.118%, 03/31/49...........     A1            500    543,960
          Western Financial Bank,
           Sub. Cap. Deb.,
           8.875%, 08/01/07...........     B2             80     74,800
                                                             ----------
                                                              2,459,673
                                                             ----------
        Broadcasting & Other Media -- 1.0%
          Ackerley Group, Inc.,
           Sr. Sub. Notes, Ser. B,
           9.00%, 01/15/09............     B2            300    262,500
          Coaxial Communications, Inc.,
           Sr. Notes,
           10.00%, 08/15/06...........     B3            125    118,750

                                        Moody's   Principal
                                        Rating     Amount     Value
         CORPORATE                    (Unaudited)   (000)    (Note 2)
         BONDS (continued)            ----------- --------- ----------
         Broadcasting & Other Media (cont'd)
           Fox Family Worldwide Inc.,
            Sr. Disc. Notes,
            10.25%, 11/01/07.........     B1         $  265 $  213,325
            Sr. Notes,
            9.25%, 11/01/07..........     B1            285    287,850
           Lin Holdings Corp.,
            Sr. Disc. Notes, Zero Coupon
            (until 3/1/03),
            10.00%, 03/01/08.........     B3            275    196,625
           Paxson Communications Corp.,
            Sr. Sub. Notes,
            11.625%, 10/01/02........     B3             75     75,750
           Price Communications Wireless, Inc.,
            Sr. Sub. Notes,
            11.75%, 07/15/07.........     B2            500    530,000
           Susquehanna Media Co.,
            Sr. Sub. Notes,
            8.50%, 05/15/09..........     B1            200    197,000
           XM Satellite Radio, Inc.,
            Sr. Sec'd. Notes,
            14.00%, 03/03/10.........    Caa1           100     69,000
                                                            ----------
                                                             1,950,800
                                                            ----------
         Cable -- 1.0%
           Callahan Nordrhein Westfalen,
            Sr. Notes,
            14.00%, 07/15/10.........     B3            350    308,000
            16.00%, 07/15/10.........     B3            250    100,000
           Charter Communication Holdings LLC,
            Sr. Notes,
            8.625%, 04/01/09.........     B2            400    360,000
            10.25%, 01/15/10.........     B2            150    144,750
           CSC Holdings, Inc.,
            Sr. Sub. Deb.,
            10.50%, 05/15/16.........     Ba3           675    735,750
           Diamond Cable Co.,
            Sr. Disc. Notes,
            13.25%, 09/30/04.........     B3            150    141,000
           International Wire Group,
            Sr. Sub Notes,
            11.75%, 06/01/05.........     B3            300    292,500
                                                            ----------
                                                             2,082,000
                                                            ----------
         Chemicals -- 0.4%
           Hercules, Inc.,
            Sr. Notes,
            11.125%, 11/15/07........     Ba2            75     75,000
           Huntsman ICI Chemicals LLC,
            Sr. Sub. Notes,
            10.125%, 07/01/09........     B2            135    129,600
           Lyondell Chemical Co.,
            Sr. Sec'd. Notes, Ser. A,
            9.625%, 05/01/07.........     Ba3            15     14,550
            Sr. Sec'd. Notes, Ser. B,
            9.875%, 05/01/07.........     Ba3           125    121,250
            Sr. Sub. Notes,
            10.875%, 05/01/09........     B2            235    221,487

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

December 31, 2000


                                       Moody's   Principal
                                       Rating     Amount    Value
            CORPORATE                (Unaudited)   (000)   (Note 2)
            BONDS (continued)        ----------- --------- --------
            Chemicals (cont'd)
              NL Industries,
               Sr. Sec'd. Notes,
               11.75%, 10/15/03.....     B1         $  135 $137,025
              Sterling Chemicals, Inc.,
               Sr. Sec'd. Notes,
               12.375%, 07/15/06....     B3            170  154,700
               Sr. Sub. Notes,
               11.75%, 08/15/06.....     B3             45   21,375
              Texas Petrochemicals Corp.,
               Sr. Sub. Notes,
               11.125%, 07/01/06....     B3             25   20,000
                                                           --------
                                                            894,987
                                                           --------
            Commercial Services -- 0.2%
              Comdisco, Inc.,
               Notes,
               6.00%, 01/30/02......    Baa2           150  115,500
              Iron Mountain, Inc.,
               Sr. Sub. Notes,
               8.25%, 07/01/11......     B2            250  235,625
              Pierce Leahy Corp.,
               Sr. Sub. Notes,
               11.125%, 07/15/06....     B2             99  103,208
                                                           --------
                                                            454,333
                                                           --------
            Computer Services -- 0.3%
              Exodus Communications, Inc.,
               Sr. Notes,
               10.75%, 12/15/09.....     NR             50   43,000
               11.625%, 07/15/10....     NR            330  303,600
              Globix Corp.,
               Sr. Notes,
               12.50%, 02/01/10.....     NR            200   70,000
              Unisys Corp.,
               Sr. Notes,
               11.75%, 10/15/04.....     Ba1           250  263,125
                                                           --------
                                                            679,725
                                                           --------
            Containers -- 0.5%
              Norampac, Inc.,
               Sr. Notes,
               9.50%, 02/01/08......     B2            215  214,462
              Owens-Illinois, Inc.,
               Sr. Deb.,
               7.50%, 05/15/10......     Ba1           100   52,500
               Sr. Notes,
               7.85%, 05/15/04......     Ba1           105   63,000
              Packaged Ice, Inc.,
               Sr. Notes,
               9.75%, 02/01/05......     B3            166  132,800
              Radnor Holdings, Inc.,
               Sr. Notes,
               10.00%, 12/01/03.....     B2            250  212,813
              Silgan Holdings, Inc.,
               Sr. Sub. Deb.,
               9.00%, 06/01/09......     B1            300  256,500
              U.S. Can Co.,
               Sr. Sub. Notes,
               12.375%, 10/01/10....     B3             45   44,550
                                                           --------
                                                            976,625
                                                           --------

                                       Moody's   Principal
                                       Rating     Amount     Value
          CORPORATE                  (Unaudited)   (000)    (Note 2)
          BONDS (continued)          ----------- --------- ----------
          Diversified Services -- 0.4%
            Cox Enterprises, Inc.,
             Notes,
             6.625%, 06/14/02.......        Baa1    $  600 $  601,926
            Gentek, Inc.,
             Sr. Sub. Notes,
             11.00%, 08/01/09.......          B2       150    150,000
            GS Escrow Corp.,
             Sr. Notes,
             7.125%, 08/01/05.......         Ba1        50     47,514
            SCG Hldg. Corp.,
             Sr. Notes, Ser. B,
             12.00%, 08/01/09.......          B2        75     63,937
            Sun World International, Inc.,
             Notes, Ser. B,
             11.25%, 04/15/04.......          B2         5      4,650
            Venture Holdings Trust,
             Sr. Notes, Ser. B,
             9.50%, 07/01/05........          B2        40     15,600
                                                           ----------
                                                              883,627
                                                           ----------
          Electrical Power -- 0.9%
            Motors & Gears, Inc.,
             Notes,
             10.75%, 11/15/06.......          B3       150    139,500
            Sierra Pacific
             Resources,
             Notes,
             7.39%, 04/20/02........          NR     1,000  1,000,000
            TNP Enterprises, Inc.,
             Sr. Sub. Notes,
             10.25%, 04/01/10.......         Ba3       700    731,500
                                                           ----------
                                                            1,871,000
                                                           ----------
          Electronics -- 0.6%
            AES Corp.,
             Sr. Exch. Deb.,
             8.875%, 11/01/27.......         Ba1       100     90,000
             Sr. Notes,
             8.75%, 12/15/02........         Ba1       200    200,750
             9.50%, 06/01/09........         Ba1       350    358,750
            Flextronics International Ltd.,
             Sr. Sub Notes,
             9.875%, 07/01/10.......         Ba3       500    490,000
                                                           ----------
                                                            1,139,500
                                                           ----------
          Energy -- 1.0%
            AES Drax Energy Ltd.,
             Sr. Sec'd Notes,
             11.50%, 08/30/10.......         Ba2       200    208,000
             10.41%, 12/31/20.......        Baa3       250    260,000
            Calpine Corp.,
             Sr. Notes,
             10.50%, 05/15/06.......         Ba1     1,000  1,021,726
            CMS Energy Corp.,
             Sr. Notes,
             9.875%, 10/15/07.......         Ba3       400    417,000
             7.50%, 01/15/09........         Ba3       100     92,000
                                                           ----------
                                                            1,998,726
                                                           ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2000


                                         Moody's   Principal
                                         Rating     Amount     Value
         CORPORATE                     (Unaudited)   (000)    (Note 2)
         BONDS (continued)             ----------- --------- ----------
         Financial Services -- 7.7%
           AmeriCredit Corp.,
            Sr. Notes, Ser. B,
            9.875%, 04/15/06..........     Ba1        $  250 $  235,000
           Bear Stearns Co., Inc.,
            Notes,
            7.035% (b), 03/18/05......     A2            300    300,649
           Beaver Valley Funding Corp.,
            Deb.,
            8.25%, 06/01/03...........     B1            331    335,296
           Cendent Mortgage Corp.,
            Notes,
            7.25%, 05/18/13...........     NR            600    607,218
           Chevy Chase Savings Bank,
            Sub. Deb.,
            9.25%, 12/01/05...........     B1            105     99,225
           Coinstar, Inc.,
            Sr. Disc. Notes,
            13.00%, 10/01/06..........     NR            100    100,000
           Conseco, Inc.,
            Notes,
            8.75%, 02/09/04...........     B1            875    638,750
            Sub. Deb.,
            8.50%, 10/15/02...........     B1             75     64,875
           Ford Motor Credit Co.,
            Notes,
            7.08375% (b), 07/19/04....     A2          1,300  1,296,407
            7.50%, 03/15/05...........     A2          1,000  1,024,870
            6.17875% (b), 07/18/05....     A2          1,000    996,594
           General Motors Acceptance Corp.,
            Notes,
            6.8375% (b), 04/29/02.....     A2            900    895,986
            8.50%, 01/01/03...........     A2            600    623,676
            7.0525% (b), 04/05/04.....     A2            700    698,778
           Heller Financial, Inc.,
            Notes,
            6.92%, 05/07/02...........     A3          1,400  1,397,186
           Household Finance Corp.,
            Notes,
            5.7725% (b), 08/06/02.....     A2            900    902,220
           MBNA Corp.,
            Notes,
            6.875%, 07/15/04..........    Baa1           500    494,445
           Merrill Lynch & Co., Inc.,
            Notes,
            6.991%, 08/01/03..........     Aa3         1,000  1,001,607
           Metris Cos., Inc.,
            Sr. Notes,
            10.125%, 07/15/06.........     Ba3           150    127,500
           Midland Funding Corp.,
            Deb.,
            11.75%, 07/23/05..........    Baa3           310    328,330
            13.25%, 07/23/06..........     Ba3            75     83,047
           Morgan (J.P.) & Co., Inc.,
            Sr. Sub Notes,
            6.902%, 02/15/12 (b)......     A2            600    531,282
           Morgan Stanley Dean Witter & Co.,
            Global Notes,
            5.625%, 01/20/04..........     Aa3           500    490,635

                                       Moody's   Principal
                                       Rating     Amount      Value
         CORPORATE                   (Unaudited)   (000)    (Note 2)
         BONDS (continued)           ----------- --------- -----------
         Financial Services (cont'd)
           Orion Power Holdings, Inc.,
            Sr. Notes,
            12.00%, 05/01/10........     Ba3        $  600 $   642,000
           Paine Webber Group, Inc.,
            Notes,
            6.238% (b), 07/15/02....     Aa1           600     600,422
           RBF Finance Co.,
            Notes,
            11.00%, 03/15/06........     Ba3           280     324,100
           Sears Roebuck Acceptance Corp.,
            Medium Term Notes,
            6.62%, 07/09/02.........     A3            500     499,630
           Sovereign Bancorp, Inc.,
            Sr. Notes,
            10.25%, 05/15/04........     Ba3            85      83,252
            10.50%, 11/15/06........     Ba3           115     114,425
           Stone Container Finance Co.,
            Sr. Notes,
            11.50%, 08/15/06........     B2            300     306,000
                                                           -----------
                                                            15,843,405
                                                           -----------
         Food & Beverage -- 0.5%
           Agrilink Foods, Inc.,
            Sr. Sub. Notes,
            11.875%, 11/01/08.......     B3            250     160,000
           Carrols Corp.,
            Sr. Sub. Notes,
            9.50%, 12/01/08.........     B2            160     104,000
           Cott Corp.,
            Sr. Notes,
            8.50%, 05/01/07.........     B1            300     282,000
           Del Monte Foods Co.,
            Sr. Disc. Notes, Ser. B, Zero
            Coupon (until 12/15/02),
            12.50%, 12/15/07........    Caa1           205     155,800
           Pilgrim's Pride Corp.,
            Sr. Sub. Notes,
            10.875%, 08/01/03.......     B1            325     315,250
                                                           -----------
                                                             1,017,050
                                                           -----------
         Gaming -- 0.7%
           Aztar Corp.,
            Sr. Sub. Notes,
            8.875%, 05/15/07........     B2            250     240,000
           Boyd Gaming Corp.,
            Sr. Sub. Notes,
            9.50%, 07/15/07.........     B1             15      13,650
           Circus Circus Enterprises, Inc.,
            Deb.,
            6.70%, 11/15/96.........    Baa3           105     100,411
            Sr. Sub. Notes,
            7.625%, 07/15/13........     Ba2           100      79,000
           Coast Hotels & Casinos, Inc.,
            Sr. Sub. Notes,
            9.50%, 04/01/09.........     B3             75      72,000
           Harvey's Casino Resorts, Inc.,
            Sr. Sub. Notes,
            10.625%, 06/01/06.......     B2            100     102,500
           Hollywood Casino Corp.,
            Sr. Sec'd. Notes,
            11.25%, 05/01/07........     B3             70      72,450

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2000


                                        Moody's   Principal
                                        Rating     Amount     Value
         CORPORATE                    (Unaudited)   (000)    (Note 2)
         BONDS (continued)            ----------- --------- ----------
         Gaming (cont'd)
           Hollywood Park, Inc.,
            Sr. Sub. Notes, Ser. B,
            9.25%, 02/15/07..........     B2         $  100 $  100,000
           Horseshoe Gaming LLC,
            Sr. Sub. Notes,
            8.625%, 05/15/09.........     B2             75     72,375
           Park Place Entertainment Corp.,
            Sr. Sub. Notes,
            9.375%, 02/15/07.........     Ba2            45     46,350
           Station Casinos, Inc.,
            Sr. Sub. Notes,
            9.875%, 07/01/10.........     NR            300    308,250
           Trump Atlantic City Associates,
            First Mtge. Notes,
            11.25%, 05/01/06.........     B3            140     91,700
           Venetian Casino Resort LLC,
            Mtge. Notes,
            12.25%, 11/15/04.........    Caa1           125    125,625
                                                            ----------
                                                             1,424,311
                                                            ----------
         Health Care -- 0.7%
           Abbey Healthcare Group, Inc.,
            Notes,
            9.50%, 11/01/02..........     B3            300    298,500
           Columbia/HCA Healthcare Corp.,
            Deb.,
            7.05%, 12/01/27..........     Ba2            55     44,000
            7.50%, 11/15/25..........     Ba2           270    213,975
            Notes,
            9.00%, 12/15/14..........     Ba2           100    102,750
            8.36%, 04/15/24..........     Ba2           100     93,500
            7.69%, 06/15/25..........     Ba2           250    220,937
           Concentra Operating Corp.,
            Sr. Sub. Notes, Ser. B,
            13.00%, 08/15/09.........     B3            100     86,500
           Fresenius Med Care Capital Trust,
            Gtd. Notes,
            9.00%, 12/01/06..........     Ba3           125    120,625
            7.875%, 02/01/08.........     Ba3            75     69,375
           Integrated Health Services, Inc., (c)
            Sr. Sub. Notes, Ser. A,
            9.25%, 01/15/08..........     NR            150      1,313
           Lifepoint Hospitals Holdings, Inc.,
            Sr. Sub. Notes,
            10.75%, 05/15/09.........     B3             65     70,200
           Triad Hospitals Holdings, Inc.,
            Sr. Sub. Notes,
            11.00%, 05/15/09.........     B3            110    115,500
                                                            ----------
                                                             1,437,175
                                                            ----------
         Hotels & Leisure -- 0.3%
           Bally Total Fitness Hldg. Corp.,
            Sr. Sub. Notes, Ser. D,
            9.875%, 10/15/07.........     B3            115    106,375
           Felcor Lodging LP,
            Sr. Notes,
            9.50%, 09/15/08..........     Ba2            60     59,619
           ITT Corp.,
            Deb.,
            7.375%, 11/15/15.........     Ba1           120    108,575

                                         Moody's   Principal
                                         Rating     Amount    Value
          CORPORATE                    (Unaudited)   (000)   (Note 2)
          BONDS (continued)            ----------- --------- --------
          Hotels & Leisure (cont'd)
            Mandalay Resort Group,
             Sr. Sub. Notes, Ser. B,
             10.25%, 08/01/07.........     Ba3        $  250 $248,125
            Premier Parks, Inc.,
             Sr. Notes,
             9.75%, 06/15/07..........     B3            140  134,400
                                                             --------
                                                              657,094
                                                             --------
          Industrials -- 0.1%
            Huntsman Polymers Corp.,
             Sr. Notes,
             11.75%, 12/01/04.........     B1            150  124,500
            United Int'l Holdings, Inc.,
             Sr. Sec'd. Disc. Notes,
             Zero Coupon (until 2/15/03),
             10.75%, 02/15/08.........     B3            150   61,500
                                                             --------
                                                              186,000
                                                             --------
          Medical Services
            Bio-Rad Labs, Inc.,
             Sr. Sub. Notes,
             11.625%, 02/15/07........     B2             45   46,238
                                                             --------
          Miscellaneous Services -- 0.1%
            IT Group, Inc.,
             Sr. Sub. Notes, Ser. B,
             11.25%, 04/01/09.........     B3             50   38,000
            La Petite Academy, Inc.,
             Sr. Notes, Ser. B,
             10.00%, 05/15/08.........     B3             50   26,500
            Polymer Group, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.00%, 07/01/07..........     B2             30   19,800
             8.75%, 03/01/08..........     B2             30   19,200
            Usec, Inc.,
             Sr. Notes,
             6.75%, 01/20/09..........     Ba1           125   96,085
                                                             --------
                                                              199,585
                                                             --------
          Oil & Gas -- 0.8%
            Canadian Forest Oil Ltd.,
             Sr. Sub. Notes,
             8.75%, 09/15/07..........     B2             70   68,950
            Comstock Resources, Inc.,
             Sr. Notes,
             11.25%, 05/01/07.........     B2            105  108,413
            Eott Energy Partners LP,
             Sr. Notes,
             11.00%, 10/01/09.........     Ba2           280  289,800
            Houston Exploration Co.,
             Sr. Sub. Notes,
             8.625%, 01/01/08.........     B2             55   52,800
            Leviathan Gas Pipeline Co.,
             Sr. Sub. Notes,
             10.375%, 06/01/09........     Ba2           200  209,750
            Occidental Petroleum Corp.,
             Sr. Notes,
             6.40%, 04/01/03..........    Baa3           400  400,408
            Parker Drilling Co.,
             Sr. Notes, Ser. D,
             9.75%, 11/15/06..........     B1            125  125,312
            Plains Resources, Inc.,
             Sr. Sub. Notes, Ser. D,
             10.25%, 03/15/06.........     B2            150  150,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

December 31, 2000


                                       Moody's   Principal
                                       Rating     Amount     Value
           CORPORATE                 (Unaudited)   (000)    (Note 2)
           BONDS (continued)         ----------- --------- ----------
           Oil & Gas (cont'd)
             Swift Energy Co.,
              Sr. Sub. Notes,
              10.25%, 08/01/09......     B2         $   40 $   41,100
             Triton Energy Ltd.,
              Sr. Notes,
              9.25%, 04/15/05.......     B1            250    254,687
                                                           ----------
                                                            1,701,970
                                                           ----------
           Paper & Packaging -- 0.2%
             Doman Industries Ltd.,
              Sr. Notes,
              8.75%, 03/15/04.......     B1             70     30,800
              9.25%, 11/15/07.......     B1            100     39,000
             Repap New Brunswick, Inc.,
              Sr. Sec'd. Notes,
              11.50%, 06/01/04......     NR            100    111,500
             Stone Container Corp.,
              First Mtge.,
              10.75%, 10/01/02......     B1             30     30,375
              Sr. Sub. Deb.,
              12.25%, 04/01/02......     B3            142    143,420
                                                           ----------
                                                              355,095
                                                           ----------
           Printing & Publishing -- 0.1%
             Mail-Well I Corp.,
              Sr. Sub. Notes,
              8.75%, 12/15/08.......     B1            250    175,000
                                                           ----------
           Real Estate -- 0.3%
             HMH Properties, Inc.,
              Sr. Notes, Ser. B,
              7.875%, 08/01/08......     Ba2           375    355,312
             Intrawest Corp.,
              Sr. Notes,
              10.50%, 02/01/10......     B1            200    200,000
                                                           ----------
                                                              555,312
                                                           ----------
           Restaurants -- 0.1%
             Felcor Suites LP,
              Gtd. Sr. Notes,
              7.375%, 10/01/04......     Ba2           150    140,625
             S'barro Inc.,
              Sr. Notes,
              11.00%, 09/15/09......     Ba3            30     30,075
                                                           ----------
                                                              170,700
                                                           ----------
           Retail -- 0.1%
             Core-Mark Int'l, Inc.,
              Sr. Sub. Notes,
              11.375%, 09/15/03.....     B3             35     33,250
             Dillard's, Inc.,
              Notes,
              6.125%, 11/01/03......    Baa3           100     79,113
                                                           ----------
                                                              112,363
                                                           ----------
           Schools -- 0.3%
             Arlington Texas Independent School Dist.,
              Notes,
              5.00%, 02/15/24.......     Aaa           500    483,350
             Kindercare Learning Center, Inc.,
              Sr. Sub. Notes,
              9.50%, 02/15/09.......     B3            200    178,000
                                                           ----------
                                                              661,350
                                                           ----------

                                          Moody's   Principal
                                          Rating     Amount     Value
        CORPORATE                       (Unaudited)   (000)    (Note 2)
        BONDS (continued)               ----------- --------- ----------
        Steel & Metals -- 0.3%
          Kaiser Aluminum & Chemical Corp.,
           Sr. Notes,
           9.875%, 02/15/02............     B1         $  350 $  308,000
          LTV Corp., (c)
           Sr. Notes,
           11.75%, 11/15/09............     Ba3           190     28,500
          RMI USA LLC,
           Sr. Notes,
           10.00%, 06/01/09............     B1             60     52,800
          Russel Metals, Inc.,
           Sr. Notes,
           10.00%, 06/01/09............     B1             90     79,200
          Sheffield Steel Corp.,
           First Mtge. Notes, Ser. B,
           11.50%, 12/01/05............     NR             20     11,000
          WHX Corp.,
           Sr. Notes,
           10.50%, 04/15/05............     B3            160    107,200
                                                              ----------
                                                                 586,700
                                                              ----------
        Telecommunications -- 4.3%
          Adelphia Communications Century Corp.,
           Sr. Disc. Notes,
           Zero Coupon, 03/15/03........    B2            250    187,500
          British Telecommunications PLC,
           Notes,
           8.125%, 12/15/10.............    A2          1,000  1,010,960
          Citizens Communications Co.,
           Deb.,
           7.68%, 10/01/34..............   Baa2           400    399,384
          Clearnet Communications, Inc.,
           Sr. Disc. Notes, Zero Coupon
           (until 05/01/04),
           10.13%, 05/01/09.............    B3            110     88,000
          Dobson Communications Corp.,
           Sr. Notes,
           10.875%, 07/01/10...........     NR            325    320,125
          Echostar Broadband Corp.,
           Sr. Notes,
           10.375%, 10/01/07...........     B3            400    394,000
          Fairpoint Communications, Inc.,
           Sr. Sub. Notes,
           12.50%, 05/01/10                 B3            110    100,100
          Global Crossing Holdings Ltd.,
           Sr. Notes,
           9.50%, 11/15/09.............     Ba2           750    708,750
          Insight Midwest LP,
           Sr. Notes,
           10.50%, 11/01/10............     B1            250    258,125
          Intersil Corp.,
           Sr. Notes,
           13.25%, 08/15/09............     B3             73     83,220
          Level 3 Communications, Inc.,
           Sr. Disc. Notes, Zero Coupon
           (until 12/01/03),
           10.50%, 12/01/08............     B3            130     70,200
           Notes,
           12.875%, 03/15/10...........     B3            500    232,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

December 31, 2000


                                          Moody's   Principal
                                          Rating     Amount    Value
         CORPORATE                      (Unaudited)   (000)   (Note 2)
         BONDS (continued)              ----------- --------- --------
         Telecommunications (cont'd)
            Sr. Notes,
            11.00%, 03/15/08...........     B3          $  30 $ 26,250
           McLeod USA, Inc.,
            Sr. Disc. Notes,
            10.50%, 03/01/07...........     B1            105   88,200
            Sr. Notes,
            8.125%, 02/15/09...........     B1             95   82,175
           Microcell Telecommunications,
            Sr. Disc. Notes,
            12.00%, 06/01/09...........     B3            250  163,125
           Millicom Int'l Cellular SA,
            Sr. Disc. Notes,
            13.50%, 06/01/06...........     B3             80   62,800
           Netia Holdings B.V.,
            Gtd. Sr. Disc. Notes, Ser. B,
            11.25%, 11/01/07...........     B2            250  150,000
           Nextel Communications, Inc.,
            Sr. Disc. Notes, Zero Coupon
            (until 9/15/02),
            10.65%, 09/15/07...........     B1            615  481,237
            Sr. Notes,
            9.375%, 11/15/09...........     B1            170  159,800
           Nextlink Communications, Inc.,
            Notes,
            10.75%, 06/01/09...........     B2            330  268,950
           NTL Communications Corp.,
            Sr. Notes, Zero Coupon
            (until 10/01/03),
            12.38%, 10/01/08...........     B3            500  280,000
           Primus Telephone Group, Inc.,
            Sr. Notes,
            12.75%, 10/15/09...........     B3            100   28,000
           RCN Corp., Sr. Notes,
            10.125%, 01/15/10..........     B3             55   29,150
           Spectrasite Holdings, Inc.,
            Sr. Disc. Notes,
            12.88%, 03/15/10...........     B3            315  152,775
           Telewest PLC,
            Sr. Disc. Deb.,
            11.00%, 10/01/07...........     B1            250  221,250
           Tritel PCS, Inc.,
            Sr. Sub. Disc. Notes,
            12.75%, 05/01/09...........     B3            135   91,800
           United Pan-Europe
            Communications N.V.,
             Notes,
            11.25%, 02/01/10...........     B2            750  487,500
            Sr. Disc. Notes, Zero Coupon
            (until 08/01/04),
            12.50%, 08/01/09...........     B2            100   31,000
            Sr. Notes,
            10.875%, 08/01/09..........     B2            255  165,750
           Voicestream Wireless Corp.,
            Sr. Disc. Notes, Zero Coupon
            (until 11/15/04),
            11.88%, 11/15/09...........     B2            300  219,000
            Sr. Notes,
            10.375%, 11/15/09..........     B2            300  321,375

                                        Moody's   Principal
                                        Rating     Amount      Value
         CORPORATE                    (Unaudited)   (000)    (Note 2)
         BONDS (continued)            ----------- --------- -----------
         Telecommunications (cont'd)
           Williams Communications Group, Inc.,
            Sr. Notes,
            10.70%, 10/01/07.........     B2         $   50 $    38,500
            11.70%, 08/01/08.........     B2             75      59,250
            10.875%, 10/01/09........     B2            240     178,800
            11.875%, 08/01/10........     B2            175     135,625
           Worldcom, Inc.,
            Notes,
            6.125%, 04/15/02.........     A3            400     398,608
            Sr. Notes,
            8.875%, 01/15/06.........     A3            600     619,776
           Worldwide Fiber, Inc.,
            Sr. Sub. Notes,
            12.00%, 08/01/09.........     B3             30      22,200
                                                            -----------
                                                              8,815,760
                                                            -----------
         Textiles
           Collins & Aikman Floorcovering Co.,
            Sr. Sub. Notes,
            10.00%, 01/15/07.........     B3             30      28,800
                                                            -----------
         Tobacco -- 0.5%
           Philip Morris Cos., Inc.,
            Notes,
            7.00%, 07/15/05..........     A2          1,000     998,630
                                                            -----------
         Transportation/Shipping -- 0.2%
           Alliance Atlantis Commerce, Inc.,
            Sr. Sub. Notes,
            13.00%, 12/15/09.........     B2            275     272,594
           American Commercial Lines LLC,
            Sr. Notes,
            10.25%, 06/30/08.........     B1             50      38,500
                                                            -----------
                                                                311,094
                                                            -----------
         Utilities -- 0.3%
           Reliant Energy Mid-Atlantic,
            Notes, Ser. C,
            9.681%, 07/02/26.........    Baa2           100      97,375
           Southern California Edison Co.,
            Notes,
            7.20375% (b), 05/01/02       Baa3           500     432,135
                                                            -----------
                                                                529,510
                                                            -----------
         Waste Management -- 0.5%
           Allied Waste North America, Inc.,
            Sr. Notes,
            7.375%, 01/01/04.........     Ba3           125     119,375
            7.875%, 01/01/09.........     Ba3           320     297,600
            Sr. Sub. Notes,
            10.00%, 08/01/09.........     B2            260     244,400
           Waste Management, Inc.,
            Notes,
            8.75%, 05/01/18..........     Ba1           150     145,281
           WMX Technologies, Inc.,
            Notes,
            6.375%, 12/01/03.........     Ba1           200     193,690
                                                            -----------
                                                              1,000,346
                                                            -----------
         TOTAL CORPORATE BONDS
          (cost $56,239,858)...............................  54,442,919
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

December 31, 2000


                                       Moody's   Principal
                                       Rating     Amount      Value
                                     (Unaudited)   (000)    (Note 2)
                                     ----------- --------- -----------
          FOREIGN GOVERNMENT
            OBLIGATIONS -- 6.7%
            Federal Republic of Germany,
            4.125%, 07/04/08........     Aaa       $   500 $   450,736
            4.50%, 07/04/09.........     Aaa           100      92,062
            5.25%, 07/04/10.........     Aaa         1,200   1,163,784
            5.25%, 01/04/11.........     Aaa        11,500  11,116,702
            6.25%, 01/04/24.........     Aaa            50      52,362
           Republic of Brazil,
            6.937%, 04/15/06........     B1            660     619,230
           Republic of Italy,
            5.25%, 11/01/29.........     Aa3           190     165,824
                                                           -----------
          TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (cost $12,866,850)..........................    13,660,700
                                                           -----------
          FOREIGN CONVERTIBLE BONDS -- 0.2%
           Hellenic Finance SCA,
            2.00%, 07/15/04.........     NR            500     464,588
                                                           -----------
             (cost $526,875)
          COLLATERALIZED MORTGAGE
            OBLIGATIONS -- 5.0%
            Bayview Financial Revolving Mortgage Loan,
            7.91%, 08/25/29.........     NA            500     491,700
            7.011%, 07/25/30........     Aaa         1,035   1,034,520
            Bear Stearns Mortgage Securities, Inc.,
            6.50%, 12/28/23.........     NR            800     772,248
            Chase Mortgage Finance Trust,
            7.75%, 04/25/30.........     Aaa         1,000   1,019,332
            Credit Suisse First Boston Mortgage
             Securities Corp.,
            6.78%, 07/26/03.........     Aaa           736     736,234
            6.96%, 01/20/04.........     Aaa           279     281,346
            7.50%, 11/19/14.........     Aaa           900     907,029
           CWMBS, Inc.,
            6.25%, 07/25/09.........     Aaa           500     503,125
            6.75%, 03/25/28.........     Aaa            54      53,694
            GMAC Commercial Mortgage Security, Inc.,
            6.945%, 09/15/33........     Aaa           600     618,857
            Greenwich Capital Acceptance, Inc.,
            6.715%, 02/01/09........     NR            500     497,180
            Norwest Asset Securities Corp.,
            6.75%, 10/25/28.........     NR            879     857,015
            Ocwen Mortgage Loan Asset Backed
             Certificates,
            6.9975% (b), 10/25/29...     NA            166     166,098
            Residential Funding Mortgage
             Securities, Inc.,
            6.50%, 06/25/29.........     NR          1,000     938,430
            Salomon Brothers Mortgage
             Securities, Inc.,
            7.00%, 07/25/29.........     Aaa           304     304,114
            Starwood Asset Receivables Trust,
            6.92%, 09/25/22.........     Aaa           430     429,765
            Structured Asset Mortgage Investments, Inc.,
            7.24769% (b), 02/25/30..     Aaa           685     694,819
                                                           -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (cost $9,942,520).........................     10,305,506
                                                           -----------

                                          Moody's   Principal
                                          Rating     Amount      Value
                                        (Unaudited)   (000)    (Note 2)
                                        ----------- --------- -----------
       ASSET BACKED SECURITIES -- 0.2%
         Empire Funding Home Loan Owner Trust,
          6.26%, 06/25/10..............     Aaa       $    45 $    44,719
         Onyx Acceptance Auto Trust,
          6.30%, 05/15/04..............     Aaa            91      90,544
         WFS Financial Owner
          Trust,
          6.411%, 07/20/02.............     Aaa           154     154,079
          6.25%, 03/20/03..............     Aaa           112     112,410
                                                              -----------
       TOTAL ASSET BACKED SECURITIES
          (cost $401,981).................................        401,752
                                                              -----------
       MUNICIPAL BONDS -- 0.5%
         Allegheny County, Pennsylvania, Swr. Rev.,
          5.50%, 12/01/30..............         Aaa     1,000   1,027,260
                                                              -----------
          (cost $1,022,814)
       U.S. GOVERNMENT AGENCY
         OBLIGATIONS -- 25.6%
         Federal Home Loan Mortgage Corp.,
          7.00%, 07/15/05.......................        1,000   1,049,370
          6.22%, 03/18/08.......................        2,100   2,057,013
          7.00%, 03/15/10.......................        4,400   4,707,296
          7.00%, 09/15/10.......................        1,250   1,331,050
          6.50%, 08/15/23.......................          174     175,001
          7.07%, 11/15/30.......................          789     790,437
          7.00%, 01/16/31.......................        1,500   1,415,625
         Federal National Mortgage Assn.,
          6.875%, 08/01/09......................          990   1,029,118
          7.125%, 06/15/10......................        1,700   1,837,598
          6.315%, 09/01/29......................          558     545,517
          8.00%, 01/16/31.......................          500     512,345
         Government National Mortgage Assn.,
          8.00%, 12/20/14.......................        2,000   2,111,860
          7.75%, 08/20/24.......................           74      74,573
          7.375%, 04/20/27......................        1,146   1,154,109
          7.00%, 10/20/27.......................          812     819,039
          8.00%, 01/16/30.......................        1,076   1,135,617
          7.50%, 02/20/30.......................          585     577,672
          6.50%, 05/20/30.......................        2,351   2,358,268
          7.00%, 01/23/31.......................       17,000  17,491,916
          7.50%, 01/23/31.......................        6,000   6,103,140
          8.00%, 01/23/31.......................          600     615,750
          8.50%, 01/23/31.......................        2,500   2,578,900
         Small Business Administration, Gtd. Notes,
          8.017%, 02/10/10......................          864     932,587
          7.45%, 09/01/10.......................          400     415,828
          7.59%, 01/01/20.......................          491     513,913
                                                              -----------
       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (cost $51,610,008)................................    52,333,542
                                                              -----------
       U.S. GOVERNMENT SECURITIES -- 5.3%
         United States Treasury Bonds,
          8.125%, 08/15/19......................          400     517,064
          6.25%, 05/15/30.......................        1,500   1,673,430
         United States Treasury Notes,
          Inflation Indexed,
          3.625%, 07/15/02......................        2,716   2,718,635
          3.375%, 01/15/07......................        3,184   3,123,680

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

December 31, 2000


                                       Moody's   Principal
        U.S. GOVERNMENT                Rating     Amount      Value
        SECURITIES                   (Unaudited)   (000)     (Note 2)
        (continued)                  ----------- --------- ------------
          United States Treasury Strips,
           Zero Coupon, 02/15/19.............       $3,000 $  1,082,580
           Zero Coupon, 02/15/21.............        4,900    1,581,622
           Zero Coupon, 11/15/24.............          900      233,694
                                                           ------------
        TOTAL U.S. GOVERNMENT SECURITIES
         (cost $10,700,076)...............................   10,930,705
                                                           ------------

        WARRANTS(a)
          XM Satellite Radio, Inc.
           Expires 03/03/10
           (cost $0)..........................         100            0
                                                           ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $216,927,858)...........................    218,919,159
                                                           ------------

        SHORT-TERM INVESTMENTS -- 16.1%
        CORPORATE BONDS -- 4.5%
        Aerospace -- 0.5%
          Raytheon Co.,
           Notes,
           5.95%, 03/15/01..........    Baa2         1,000      997,510
          US Air, Inc.,
           Sr. Notes,
           9.625%, 02/01/01.........     B3             50       49,917
                                                           ------------
                                                              1,047,427
                                                           ------------
        Diversified Services -- 0.4%
          GS Escrow Corp.,
           Sr. Notes,
           6.75%, 08/01/01..........     Ba1           900      886,500
                                                           ------------
        Energy -- 1.2%
          Cleveland Electric Illuminating Co.,
           Med. Term Notes,
           9.20%, 06/01/01..........     Ba1         1,000    1,008,980
          The Detroit Edison Co.,
           Notes,
           7.10875% (b), 01/29/01        NR          1,500    1,499,535
                                                           ------------
                                                              2,508,515
                                                           ------------
        Financial Services -- 1.1%
          American General Finance Corp.,
           Notes,
           6.85%, 12/14/01..........     A2          1,100    1,108,258
          Associates Corporation of
           North America,
           Notes,
           6.52%, 01/22/01..........     NR            400      398,478
          Banco Latinoamericano, SA (Panama),
           Notes,
           6.75%, 03/01/01..........    Baa1           500      500,030
          National Rural Utilities Cooperative
           Finance Corp.,
           Notes,
           6.55%, 01/09/01..........     NR            200      199,709
                                                           ------------
                                                              2,206,475
                                                           ------------
        Oil & Gas -- 0.3%
          The Williams Cos., Inc.,
           Notes,
           7.23125% (b), 04/10/01       Baa2           600      600,217
                                                           ------------

                                      Moody's   Principal
         CORPORATE                    Rating      Amount      Value
         BONDS                      (Unaudited)   (000)      (Note 2)
         (Continued)                ----------- ---------- ------------
         Telecommunications -- 0.2%
           AT&T Capital Corp.,
            Notes,
            6.80%, 02/01/01........     A1      $      500 $    499,895
                                                           ------------
         Utilities -- 0.5%
           Edison International,
            Notes,
            7.25375%(b), 11/01/01      Baa3            500      500,119
           Texas Utilities Co.,
            Sr. Notes,
            7.21%, 06/25/01........    Baa3            500      499,996
                                                           ------------
                                                              1,000,115
                                                           ------------
         Waste Management -- 0.3%
           Waste Management, Inc.,
            Notes,
            6.00%, 05/15/01........     Ba1            150      148,219
            6.125%, 07/15/01.......     Ba1            400      397,280
                                                           ------------
                                                                545,499
                                                           ------------
         TOTAL CORPORATE BONDS
          (cost $9,290,213)...............................    9,294,643
                                                           ------------
         ASSET BACKED SECURITIES -- 0.1%
           Ford Credit Auto Owner Trust,
            5.77%, 11/15/01
             (cost $83,154)........     Aaa             83       83,106
                                                           ------------
         U.S. TREASURY SECURITIES -- 0.1%
           United States Treasury Bills,
            5.89%, 02/01/01 (d).............            50       49,747
            5.96%, 02/01/01 (d) ............            25       24,872
            6.015%, 02/01/01 (d) ...........            25       24,870
                                                           ------------
         TOTAL U.S. TREASURY SECURITIES
          (cost $99,489)..................................       99,489
                                                           ------------
         REPURCHASE AGREEMENT -- 11.4%
            Joint Repurchase Agreement Account,
            5.96%, 01/02/01
             (cost $23,411,000; Note 5).....        23,411   23,411,000
                                                           ------------
         TOTAL SHORT-TERM
          INVESTMENTS
            (cost $32,883,856).........................      32,888,238
                                                           ------------

         OUTSTANDING OPTION PURCHASED -- 0.2%
                                                              Value
                                                Contracts    (Note 2)
                                                ---------- ------------
         Call Option
           United States Treasury Bonds,
            expiring 03/15/01
            (cost $469,656).................     1,900,000      463,638
                                                           ------------
         TOTAL INVESTMENTS, BEFORE
          OUTSTANDING OPTIONS WRITTEN
          AND SHORT SALES -- 123.2%
            (cost $250,281,370; Note 6)................     252,271,035
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

December 31, 2000


                                                              Value
                                                Contracts   (Note 2)
                                                --------  ------------

         OUTSTANDING OPTIONS WRITTEN
         Call Options

           United States Treasury Bonds,
            expiring 05/25/01..................  (15,000)       (5,859)
           United States Treasury Notes,
            expiring 02/16/01..................  (28,000)      (27,125)
                                                          ------------
                                                               (32,984)
                                                          ------------
         Put Options
           United States Treasury Notes,
            expiring 02/16/01..................   (4,000)         (188)
           United States Treasury Notes,
            expiring 02/17/01..................  (23,000)         (359)
                                                          ------------
                                                                  (547)
                                                          ------------
         TOTAL OUTSTANDING OPTIONS WRITTEN
          (proceeds $20,671).............................      (33,531)
                                                          ------------
         INVESTMENTS SOLD SHORT -- (2.8%)

                                                Principal
                                                 Amount       Value
                                                  (000)     (Note 2)
                                                --------  ------------
           Government National Mortgage Assn.,
            6.50%, 01/23/31....................     (100)      (98,875)
           United States Treasury Notes,
            5.75%, 10/31/02....................   (2,000)   (2,017,820)
            6.75%, 05/15/05....................   (3,300)   (3,515,523)
                                                          ------------
         TOTAL INVESTMENT SOLD SHORT
          (proceeds $5,584,873)..........................   (5,632,218)
                                                          ------------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN AND SHORT SALES -- 120.4%
          (cost $244,675,826)............................  246,605,286
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS (e)..................................        3,438
         FORWARD CURRENCY CONTRACTS -- NET
          AMOUNT PAYABLE TO
          COUNTERPARTIES (f) -- (0.1)%...................     (213,504)
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (20.3)%..............................  (41,603,814)
                                                          ------------
         TOTAL NET ASSETS -- 100.0 %..................... $204,791,406
                                                          ============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt
             B.V. Beloten Venoutschap (Dutch Corporation)
             LP   Limited Partnership
             LLC  Limited Liability Company
             NR   Not Rated by Moody's or Standard & Poor's
             N.V. Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             SA   Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)


(a) Non-income producing security.

(b) Rate shown reflects current rate of variable instruments.

(c) Issuer in default.

(d) Security, or portion thereof, segregated as collateral for futures contracts.

(e) Open futures contracts as of December 31, 2000 are as follows:

                                                    Value at
    Number of               Expiration  Value at  December 31,
    Contracts     Type         Date    Trade Date     2000     Appreciation
    --------- ------------- ---------- ---------- ------------ ------------
    Long Positions:
     30...... U.S. Treasury
              Notes         Mar 01     $3,088,125   $3,145,781      $57,656
     8....... U.S. Treasury
              Bonds         Mar 01        828,500      837,000        8,500
                                                               ------------
                                                                    $66,156
                                                               ============

(f) Outstanding forward currency contract as of December 31, 2000 is as follows:

           Foreign Currency     Value at      Current
           Contract          Settlement Date   Value    Depreciation
           ----------------- --------------- ---------- -----------
           Sold: Euros
            expiring 2/13/01      $2,183,980 $2,397,484   ($213,504)
                                                        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                          DIVERSIFIED BOND PORTFOLIO

December 31, 2000


                                                      Moody's                     Principal
                                                      Rating    Interest Maturity  Amount        Value
LONG-TERM INVESTMENTS -- 86.5%                      (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 86.2%                            ----------- -------- -------- --------- ---------------
Aerospace -- 1.6%
  Boeing Co........................................     A1         8.75% 08/15/21 $   6,250 $     7,501,187
  Raytheon Co......................................    Baa2        6.45% 08/15/02     5,000       4,996,850
  Raytheon Co......................................    Baa2        6.50% 07/15/05     4,200       4,179,084
  United Technologies Corp.........................     A2         7.50% 09/15/29     3,200       3,412,096
                                                                                            ---------------
                                                                                                 20,089,217
                                                                                            ---------------
Airlines -- 1.1%
  Continental Airlines, Inc........................     Aa3       7.461% 04/01/15     5,064       5,247,906
  Continental Airlines, Inc........................     Ba2        8.00% 12/15/05     1,700       1,596,963
  United Airlines, Inc.............................    Baa3       10.67% 05/01/04     7,000       7,381,220
                                                                                            ---------------
                                                                                                 14,226,089
                                                                                            ---------------
Asset Backed Securities -- 2.8%
  Advanta Mortgage Loan Trust, Series 1994-3.......     Aaa        8.49% 12/05/26     6,082       6,135,610
  Citibank Credit Card Master Trust, Series 1996-3.     Aaa        6.10% 05/15/08    12,500      12,562,500
  MBNA Corp., Series 1999 B(a).....................     Aaa        5.90% 08/15/11    17,900      17,405,056
                                                                                            ---------------
                                                                                                 36,103,166
                                                                                            ---------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp.......................................     A3         8.25% 06/01/05       750         785,003
                                                                                            ---------------
Automobiles & Trucks -- 0.3%
  Lear Corp........................................     Ba3        8.25% 02/01/02     1,069       1,065,120
  Navistar International Corp.(a)..................    Baa3        7.00% 02/01/03     3,500       2,975,000
                                                                                            ---------------
                                                                                                  4,040,120
                                                                                            ---------------
Banks and Savings & Loans -- 5.1%
  Bank One Corp....................................     Aa3       7.625% 08/01/05     1,925       1,993,569
  Bank United Corp.................................     Ba3       8.875% 05/01/07     4,000       4,078,480
  Bayerische Landesbank Girozentrale, (Germany)....     Aaa       5.875% 12/01/08     7,800       7,467,876
  Cho Hung Bank....................................     B1        11.50% 04/01/05     1,335       1,258,237
  Cho Hung Bank....................................     B1       11.875% 04/01/05     3,250       3,160,625
  Compass Bancshares, Inc..........................     A1         8.10% 08/15/09     3,800       3,773,552
  Fideicomiso Petacalco-Topolo(a)..................    Baa3       10.16% 12/23/09     3,600       3,528,000
  Hanvit Bank......................................     B1        12.75% 03/01/10     2,350       2,338,250
  Kansallis-Osake-Pankki, (Finland)................     A1        10.00% 05/01/02     5,000       5,219,100
  KBC Bank Funding.................................     A1         9.86% 11/02/09     5,000       5,285,000
  Korea Exchange Bank(a)...........................     Ba3       13.75% 06/30/10     1,915       1,924,575
  National Australia Bank, (Australia).............     A1         6.40% 12/10/07     3,700       3,626,000
  Okobank, (Finland)...............................     A1         7.16% 09/29/49     5,000       4,915,950
  Sanwa Finance Aruba A.E.C........................    Baa1        8.35% 07/15/09     4,640       4,778,133
  Sovereign Bancorp................................     Ba3       10.25% 05/15/04     1,000         979,430
  Washington Mutual, Inc...........................     A3         7.50% 08/15/06    10,000      10,206,400
                                                                                            ---------------
                                                                                                 64,533,177
                                                                                            ---------------
Beverages -- 0.1%
  Embotelladora Andina S.A., (Chile)...............    Baa1       7.875% 10/01/97     1,250         940,888
                                                                                            ---------------
Building & Construction -- 0.9%
  Cemex SA de CV...................................     Ba1       9.625% 10/01/09     2,500       2,550,000
  Hanson PLC.......................................    Baa1       7.875% 09/27/10     8,280       8,241,862
                                                                                            ---------------
                                                                                                 10,791,862
                                                                                            ---------------
Cable & Pay Television Systems -- 1.7%
  British Sky Broadcasting, Inc....................    Baa3       6.875% 02/23/09     1,975       1,724,511
  Cox Enterprises, Inc.............................    Baa1       6.625% 06/14/02     3,200       3,210,272
  CSC Holdings, Inc................................     Ba1        7.25% 07/15/08     3,400       3,236,766
  CSC Holdings, Inc................................     Ba1       7.875% 12/15/07     1,490       1,482,952
  Jones Intercable, Inc............................    Baa2       9.625% 03/15/02     4,600       4,743,382
  Rogers Cablesystems, Inc., (Canada)..............     Ba1       10.00% 03/15/05     4,000       4,210,000
  Tele-Communications, Inc.........................     A2         6.34% 02/01/12     3,500       3,468,885
                                                                                            ---------------
                                                                                                 22,076,768
                                                                                            ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

December 31, 2000


                                           Moody's                     Principal
                                           Rating    Interest Maturity  Amount        Value
                                         (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)              ----------- -------- -------- --------- ---------------
Computers -- 0.7%
  Hewlett-Packard Co.(a)................     Aa2        7.15% 06/15/05 $   5,000 $     5,149,500
  International Business Machines Corp..     A1        5.625% 04/12/04     3,000       2,934,330
                                                                                 ---------------
                                                                                       8,083,830
                                                                                 ---------------
Consumer Products -- 0.1%
  Fortune Brands........................     A2        7.125% 11/01/04     1,050       1,053,456
                                                                                 ---------------
Containers & Packaging -- 0.1%
  Pactiv Corp...........................    Baa3        7.95% 12/15/25     2,000       1,482,020
                                                                                 ---------------
Diversified Operations -- 0.2%
  Ceridian Corp.........................    Baa3        7.25% 06/01/04     2,750       2,714,360
                                                                                 ---------------
Drugs & Medical Supplies -- 0.6%
  Johnson & Johnson.....................     Aaa        6.95% 09/01/29     4,000       4,156,480
  Pharmacia Corp........................     A1         6.50% 12/01/18     1,015         972,330
  Pharmacia Corp........................     A1         6.75% 12/15/27     2,415       2,338,710
                                                                                 ---------------
                                                                                       7,467,520
                                                                                 ---------------
Financial Services -- 7.8%
  Bombardier Capital, Inc. M.T.N........     A3         7.30% 12/15/02     5,000       5,075,000
  Calair Capital Corp...................     Ba2       8.125% 04/01/08       530         481,638
  Capital One Financial Corp............    Baa3        7.25% 05/01/06     1,050         976,090
  Ford Motor Credit Co.(a)..............     A2         7.60% 08/01/05    10,000      10,284,800
  Gatx Capital Corp.....................    Baa2        7.75% 12/01/06     3,000       2,816,250
  General Motors Acceptance Corp........     A2         5.75% 11/10/03    10,000       9,801,200
  HSBC Capital Funding LP...............     A1       10.176% 12/31/49     9,500      10,846,625
  HVB Funding Trust.....................     NR         9.00% 10/22/31     6,000       5,910,000
  International Lease Finance Corp......     A1         5.90% 03/12/03     6,000       5,880,000
  Pemex Finance, Ltd....................     Aaa        9.14% 08/15/04     6,070       6,409,799
  Qwest Capital Funding, Inc.(a)........    Baa1        7.75% 08/15/06    12,000      12,501,840
  RBF Finance Co........................     Ba3      11.375% 03/15/09     3,490       4,030,950
  Sakura Cap Funding Cayman.............     Ba2        7.56% 09/29/49     5,000       4,797,395
  Verizon Global Funding Corp...........     A1         6.75% 12/01/05     5,000       5,037,100
  Verizon Global Funding Corp...........     A1         7.25% 12/01/10    11,700      11,911,185
  Verizon Global Funding Corp.(a).......     A1         7.75% 12/01/30     2,700       2,754,297
                                                                                 ---------------
                                                                                      99,514,169
                                                                                 ---------------
Food & Beverage -- 0.4%
  Archer-Daniels Midland Co.............     A1        6.625% 05/01/29     4,700       4,213,127
  Comunidad Andaluic....................     Aa3        7.25% 10/01/29       540         545,670
                                                                                 ---------------
                                                                                       4,758,797
                                                                                 ---------------
Forest Products -- 3.3%
  Abitibi-Consolidated, Inc.............    Baa3        8.30% 08/01/05     1,000       1,010,000
  Abitibi-Consolidated, Inc.............    Baa3        8.85% 08/01/30     6,665       6,355,744
  Fort James Corp.......................    Baa3        6.70% 11/15/03     4,500       4,271,985
  Georgia-Pacific Corp..................    Baa3        9.95% 06/15/02     5,000       5,109,100
  International Paper Co................    Baa1        8.00% 07/08/03    16,000      16,387,200
  Scotia Pacific Co.....................    Baa2        7.71% 01/20/14    12,200       8,296,000
                                                                                 ---------------
                                                                                      41,430,029
                                                                                 ---------------
Hospital Management -- 0.3%
  Columbia / HCA Healthcare Corp........     Ba2        6.91% 06/15/05     2,435       2,355,862
  Tenet Healthcare Corp.................     Ba1       7.875% 01/15/03     1,825       1,834,125
                                                                                 ---------------
                                                                                       4,189,987
                                                                                 ---------------
Hotel/Motel -- 0.2%
  Host Marriott, L.P.(a)................     Ba2        9.25% 10/01/07     3,000       2,970,000
                                                                                 ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

December 31, 2000


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount        Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- ---------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).     NR        7.375% 12/08/03 $   2,000 $     1,983,898
  Rockwell International Corp....................     A1         5.20% 01/15/98     6,500       4,042,740
                                                                                          ---------------
                                                                                                6,026,638
                                                                                          ---------------
Insurance -- 2.4%
  Allstate Corp..................................     A1         7.20% 12/01/09       900         928,917
  Axa............................................     A2         8.60% 12/15/30     3,850       3,940,513
  Conseco, Inc...................................     Ba1        8.50% 10/15/02     5,875       5,081,875
  Hartford Life, Inc.............................     A2         7.65% 06/15/27    10,200      10,360,038
  Nationwide CSN Trust...........................     A1        9.875% 02/15/25     5,000       5,100,000
  Reliaster Financial Corp.......................     A3        6.625% 09/15/03     5,000       5,009,200
                                                                                          ---------------
                                                                                               30,420,543
                                                                                          ---------------
Investment Banks -- 4.1%
  Lehman Brothers Holdings, Inc..................     A3        6.625% 04/01/04    13,245      13,163,146
  Lehman Brothers Holdings, Inc..................     A3        6.375% 05/07/02       560         558,908
  Lehman Brothers Holdings, Inc..................     A3        6.625% 02/05/06     3,685       3,649,256
  Merrill Lynch & Co., Inc.......................     Aa3        6.81% 06/24/03    15,000      14,966,550
  Morgan Stanley Dean Witter & Co................     Aa3       5.625% 04/12/02     5,450       5,416,155
  Morgan Stanley Dean Witter & Co................     Aa3       7.125% 01/15/03     2,830       2,880,742
  Morgan Stanley Dean Witter & Co.(a)............     Aa3        7.75% 06/15/05     5,000       5,269,200
  PaineWebber Group, Inc.........................    Baa1        6.45% 12/01/03     5,000       5,039,950
  Salomon, Inc...................................     Aa3       6.125% 01/15/03       500         498,475
                                                                                          ---------------
                                                                                               51,442,382
                                                                                          ---------------
Leisure -- 1.9%
  Harrahs Operating Co., Inc.....................     Ba2       7.875% 05/21/04       290         287,100
  HMH Properties.................................     Ba2       7.875% 08/01/05     1,970       1,896,125
  ITT Corp.......................................     Ba1        6.75% 11/15/03     7,000       6,884,640
  Park Place Entertainment.......................     Ba2       7.875% 12/15/05     2,265       2,231,025
  Park Place Entertainment.......................     Ba2       9.375% 02/15/07       740         762,200
  Royal Caribbean Cruises, Ltd...................    Baa2        7.00% 10/15/07     8,000       7,346,080
  Royal Caribbean Cruises, Ltd...................    Baa2        7.25% 08/15/06     5,000       4,754,100
                                                                                          ---------------
                                                                                               24,161,270
                                                                                          ---------------
Media -- 3.0%
  News America Holding, Inc......................    Baa3       6.703% 05/21/04    22,000      21,618,080
  Turner Broadcasting Systems, Inc...............    Baa3        7.40% 02/01/04    13,500      13,819,140
  United News & Media PLC........................    Baa2        7.25% 07/01/04     2,000       1,968,700
  United News & Media PLC........................    Baa2        7.75% 07/01/09     1,000         951,800
                                                                                          ---------------
                                                                                               38,357,720
                                                                                          ---------------
Oil & Gas -- 4.3%
  Amerada Hess Corp..............................    Baa1       7.875% 10/01/29     1,900       1,992,017
  Atlantic Richfield Co..........................     Aa2        5.55% 04/15/03     3,700       3,677,356
  Atlantic Richfield Co..........................     Aa2        5.90% 04/15/09     6,770       6,625,528
  B.J. Services Co...............................    Baa2        7.00% 02/01/06     5,000       4,958,950
  Coastal Corp...................................    Baa2        7.50% 08/15/06     6,000       6,254,640
  Coastal Corp.(a)...............................    Baa2       7.625% 09/01/08     4,700       4,924,190
  Eott Energy Partners, L.P.(a)..................     Ba2       11.00% 10/01/09     1,960       2,028,600
  K N Energy, Inc................................    Baa2        6.30% 03/01/21    15,000      14,993,850
  Limestone Electron Trust.......................    Baa3       8.625% 03/15/03     6,000       6,172,560
  Phillips Petroleum Co..........................    Baa2        8.50% 05/25/05     2,550       2,758,718
                                                                                          ---------------
                                                                                               54,386,409
                                                                                          ---------------
Oil & Gas Exploration & Production -- 0.8%
  Parker & Parsley Petroleum Co..................     Ba2       8.875% 04/15/05     2,500       2,587,500
  Petroleos Mexicanos, (Mexico)..................    Baa3        9.50% 09/15/27     5,900       6,091,750
  Seagull Energy Corp............................     Ba1       7.875% 08/01/03     1,830       1,858,658
                                                                                          ---------------
                                                                                               10,537,908
                                                                                          ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

December 31, 2000


                                       Moody's                     Principal
                                       Rating    Interest Maturity  Amount        Value
                                     (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)          ----------- -------- -------- --------- ---------------
Printing & Publishing -- 0.2%
  World Color Press, Inc............    Baa3        7.75% 02/15/09 $   2,075 $     1,903,812
  World Color Press, Inc............    Baa3       8.375% 11/15/08     1,000         970,000
                                                                             ---------------
                                                                                   2,873,812
                                                                             ---------------
Railroads -- 0.3%
  Norfolk Southern Corp.............    Baa1        6.95% 05/01/02     1,650       1,662,606
  Union Pacific Corp.(a)............    Baa3        7.95% 04/15/29     2,100       2,243,031
                                                                             ---------------
                                                                                   3,905,637
                                                                             ---------------
Real Estate Investment Trust -- 0.4%
  ERP Operating L.P.................     A3         6.63% 04/13/15     3,900       3,846,336
  ERP Operating L.P.................     A3         7.10% 06/23/04     1,500       1,507,425
                                                                             ---------------
                                                                                   5,353,761
                                                                             ---------------
Retail -- 1.0%
  Federated Department Stores, Inc..    Baa1        8.50% 06/15/03    10,200      10,414,812
  Kmart Corp........................    Baa3        9.78% 01/05/20     3,850       2,826,400
                                                                             ---------------
                                                                                  13,241,212
                                                                             ---------------
Telecommunications -- 9.5%
  AT&T Canada, Inc., (Canada).......    Baa3        7.65% 09/15/06     1,600       1,582,656
  AT&T Corp.........................     Ba1      10.125% 04/15/22     6,300       7,535,871
  British Telecommunications PLC....     A2        8.125% 12/15/10       750         758,220
  British Telecommunications PLC(a).     A2        8.625% 12/15/30     3,000       2,987,850
  Deutsche Telekom International(a).     Aa2        8.00% 06/15/10     5,000       5,078,300
  Deutsche Telekom International....     Aa2        8.25% 06/15/30    10,760      10,570,194
  Electric Lightwave, Inc...........     A2         6.05% 05/15/04     3,300       3,024,978
  Frontier Corp.....................     Ba2        7.25% 05/15/04       430         410,908
  Global Crossing Holdings, Ltd.....     Ba2       9.125% 11/15/06     4,945       4,697,750
  Koninklijke (Royal) KPN NV........     A3         7.50% 10/01/05    10,000       9,664,800
  Koninklijke (Royal) KPN NV........     A3         8.00% 10/01/10       510         488,697
  LCI International, Inc............    Baa1        7.25% 06/15/07    11,125      11,116,656
  Marconi Corp. PLC.................     A3        8.375% 09/15/30     3,000       2,731,590
  Qwest Communications, Inc.........    Baa1        7.50% 11/01/08     3,150       3,150,000
  Rogers Cantel, Inc................    Baa3       9.375% 06/01/08     2,350       2,444,000
  Sprint Corp.......................    Baa1        5.70% 11/15/03    12,000      11,499,240
  Telecom De Puerto Rico............    Baa2        6.65% 05/15/06     6,800       6,442,864
  Telecom De Puerto Rico............    Baa2        6.80% 05/15/09     5,700       5,500,500
  Telefonica Europe BV(a)...........     A2         8.25% 09/15/30    10,000       9,985,000
  Worldcom, Inc.....................     A3         6.95% 08/15/28     6,300       5,287,653
  Worldcom, Inc.....................     A3        7.375% 01/15/03    15,000      15,018,000
                                                                             ---------------
                                                                                 119,975,727
                                                                             ---------------
Utilities -- 14.0%
  AES Corp.(a)......................     Ba1       9.375% 09/15/10     2,000       2,050,000
  AES Corp.(a)......................     Ba1        9.50% 06/01/09     3,275       3,356,875
  Calenergy Co., Inc................    Baa3        6.96% 09/15/03     8,000       8,072,560
  Calenergy Co., Inc.(a)............    Baa3        7.23% 09/15/05     5,000       5,097,350
  Calpine Corp.(a)..................     Ba1       8.625% 08/15/10    12,000      11,702,160
  Calpine Corp......................     Ba1       10.50% 05/15/06     4,060       4,148,207
  CMS Energy Corp...................     Ba3        6.75% 01/15/04     4,500       4,252,500
  CMS Energy Corp...................     Ba3        8.00% 07/01/11     4,500       4,466,250
  Cogentrix Energy, Inc.............     Ba1        8.75% 10/15/08    10,000      10,100,000
  Commonwealth Edison Co............    Baa2       7.625% 01/15/07     7,525       7,788,300
  Connecticut Light & Power Company.    Baa3        7.75% 06/01/02     5,685       5,707,342
  Duke Energy Field Services........    Baa2        7.50% 08/16/05    12,000      12,487,200
  Edison Mission Energy.............     A3         7.73% 06/15/09     2,200       1,873,542
  Hydro-Quebec......................     A2         7.50% 04/01/16       500         543,795
  Hydro-Quebec......................     A2         8.00% 02/01/13     1,850       2,094,330

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

December 31, 2000


                                                     Moody's                              Principal
                                                     Rating    Interest     Maturity       Amount        Value
                                                   (Unaudited)   Rate         Date          (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- ----------------- --------- ---------------
Utilities (cont'd.)
  Hydro-Quebec....................................     A2         9.40%          02/01/21 $   3,925 $     5,066,272
  Illinois Power Co...............................     Aaa        5.38%          06/25/07    15,000      14,601,450
  KeySpan Corp....................................     A3         7.25%          11/15/05     3,000       3,119,340
  Niagara Mohawk Power............................    Baa2       6.875%          04/01/03     4,000       4,010,160
  Niagara Mohawk Power............................    Baa2       7.375%          08/01/03     8,000       8,194,800
  Niagara Mohawk Power............................    Baa2        8.00%          06/01/04     5,000       5,205,150
  Osprey Trust....................................    Baa2       7.797%          01/15/03     7,800       7,887,438
  Osprey Trust....................................    Baa2        8.31%          01/15/03    16,000      16,336,000
  Pinnacle Partners, L.P..........................     Ba1        8.83%          08/15/04    12,000      12,362,880
  PSEG Energy Holdings, Inc.......................     Ba1       10.00%          10/01/09     2,605       2,683,150
  Sonat, Inc.(a)..................................    Baa2       7.625%          07/15/11     5,100       5,310,630
  Southern California Edison Co...................    Baa2       6.375%          01/15/06     1,250         966,575
  Southern California Edison Co...................    Baa3        7.20%          11/03/03     7,000       5,960,640
  Utilicorp United, Inc...........................    Baa3        7.00%          07/15/04     1,280       1,264,845
  Utilicorp United, Inc...........................    Baa3       7.625%          11/15/09       700         707,133
                                                                                                    ---------------
                                                                                                        177,416,874
                                                                                                    ---------------
Waste Management -- 0.1%
  Allied Waste Industries, Inc....................     Ba3       7.625%          01/01/06     1,540       1,463,000
                                                                                                    ---------------
Foreign Government Bonds -- 2.8%
  Quebec Province, (Canada).......................     A2        7.125%          01/15/02     2,650       2,704,537
  Province of Saskatchewan, (Canada)..............     A2        9.125%          02/15/21     3,000       3,677,760
  Republic of Panama, (Panama)....................     Ba1       7.875%          02/13/02     8,000       7,920,000
  Republic of Panama, (Panama)....................     Ba1       10.75%          05/15/20       500         492,500
  Republic of Philippines, (Philippines)..........     Ba1      10.625%          03/16/25       500         410,000
  United Mexican States, (Mexico).................    Baa3        8.50%          02/01/06    10,000      10,100,000
  United Mexican States, (Mexico).................    Baa3      10.375%          02/17/09     9,500      10,393,000
                                                                                                    ---------------
                                                                                                         35,697,797
                                                                                                    ---------------
U.S. Government and Agency Obligations -- 11.3%
  United States Treasury Bond.....................               6.125%          08/15/29       595         647,158
  United States Treasury Bond(a)..................               8.125%          08/15/21    58,200      76,105,812
  United States Treasury Bond.....................                9.00%          11/15/18     7,300      10,126,487
  United States Treasury Bond.....................              13.875%          05/15/11     4,150       5,780,161
  United States Treasury Note(a)..................                5.75%          08/15/10    10,648      11,158,785
  United States Treasury Note(a)..................                5.75%          11/15/05    24,385      25,181,414
  United States Treasury Note(a)..................                6.75%          05/15/05    13,215      14,078,072
                                                                                                    ---------------
                                                                                                        143,077,889
                                                                                                    ---------------
U.S. Government Mortgage Backed Securities -- 2.2%
  Federal National Mortgage Association...........                6.50% 02/01/14-10/01/15    20,499      10,496,711
  Federal National Mortgage Association...........                7.00%          01/01/16    13,000      13,138,190
  Federal National Mortgage Association...........                9.00% 05/01/17-09/01/21       180         186,670
  Government National Mortgage Association........                7.50% 05/20/02-01/15/26     4,563       4,646,482
                                                                                                    ---------------
                                                                                                         28,468,053
                                                                                                    ---------------
TOTAL LONG-TERM BONDS
 (cost $1,096,758,641).............................................................................   1,094,057,090
                                                                                                    ---------------
                                                                                           Shares
                                                                                          ---------
PREFERRED STOCKS -- 0.3%
  Centaur Funding Corp.
   (cost $4,323,180)...................................................................      27,000       4,217,967
                                                                                                    ---------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,101,081,821).............................................................................   1,098,275,057
                                                                                                    ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

December 31, 2000



                                                                                                    Principal
                                                                       Moody's                        Amount
                                                                       Rating    Interest Maturity    (000)          Value
SHORT-TERM INVESTMENTS -- 27.8%                                      (Unaudited)   Rate     Date   ------------     (Note 2)
Commercial Paper -- 4.9%
  Carolina Power & Light Co.(c).....................................     P-1        7.50% 02/02/01 $     12,440 $    12,359,659
  Heller Financial, Inc.(c).........................................     P-1        7.40% 01/31/01       14,366      14,280,363
  PHH Corp.(c)......................................................     P-1        7.80% 01/31/01       10,583      10,516,503
  Phillips Petroleum Co.(c).........................................     P-1        7.40% 01/31/01       12,447      12,372,802
  Sprint Capital Corp.(c)...........................................     P-1        7.48% 02/05/01       12,400      12,312,401
                                                                                                                ---------------
                                                                                                                     61,841,728
                                                                                                                ---------------
Foreign Government Bond -- 0.2%
  Republic of Croatia, (Croatia)....................................    Baa3        7.75% 01/31/01        3,226       3,065,060
                                                                                                                ---------------
Other Corporate Obligations -- 9.5%
  Burlington Northern Santa Fe Corp.................................    Baa2        6.05% 03/15/01        8,000       7,981,760
  Capital One Financial Corp........................................    Baa2        7.08% 10/30/01        5,000       4,964,000
  Chrysler Financial Corp...........................................     A1         5.25% 10/22/01       10,400      10,335,520
  El Paso Electric Company..........................................    Baa3        7.75% 05/01/01        5,850       5,854,621
  El Paso Energy Corp...............................................    Baa2       6.625% 07/15/01        3,800       3,810,336
  Fort James Corp...................................................    Baa3       6.234% 03/15/01        8,000       7,960,800
  K N Energy, Inc...................................................    Baa2        6.45% 11/30/01        4,500       4,487,940
  Kroger Co., (The).................................................    Baa3        6.34% 06/01/01        6,500       6,500,000
  Mallinckrodt, Inc.................................................    Baa2        6.30% 03/15/01        3,500       3,456,250
  Norfolk Southern Corp.............................................    Baa1       6.875% 05/01/01        4,500       4,498,470
  Paramount Communications, Inc.....................................    Baa1        7.50% 01/15/02        5,000       5,027,400
  Raytheon Co.......................................................    Baa2        5.95% 03/15/01        6,500       6,483,815
  Republic of Argentina, (Argentina)................................     BBB        0.01% 10/15/01        5,000       4,500,000
  Salomon, Inc......................................................     Aa3        6.65% 07/15/01        7,000       7,014,140
  Texas Utilities...................................................    Baa3        5.94% 10/15/01       10,000       9,934,400
  TRW, Inc..........................................................    Baa1        6.45% 06/15/01        9,200       9,292,000
  U.S. West Cap. Funding, Inc.......................................    Baa1       6.875% 08/15/01        5,000       5,006,000
  United Mexican States, (Mexico)...................................    Baa3       7.515% 05/07/01        4,200       4,168,500
  United Mexican States, (Mexico)...................................    Baa3       7.533% 04/19/01        2,100       2,084,250
  USA Waste Service.................................................     Ba1       6.125% 07/15/01        7,000       6,952,400
                                                                                                                ---------------
                                                                                                                    120,312,602
                                                                                                                ---------------

                                                                                                      Shares
                                                                                                   ------------
Mutual Funds -- 13.2%
  Prudential Core Investment Fund -- Taxable Money Market Series(c).                                167,604,937     167,604,937
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $350,067,062)...........................................................................................     352,824,327
                                                                                                                ---------------
TOTAL INVESTMENTS -- 114.3%
 (cost $1,451,148,883; Note 6).................................................................................   1,451,099,384
                                                                                                                ---------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(d)..................................................................        (101,953)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (14.3)%...............................................................    (181,235,752)
                                                                                                                ---------------
TOTAL NET ASSETS -- 100.0%..................................................................................... $ 1,269,761,679
                                                                                                                ===============

The following abbreviations are used in portfolio descriptions:

L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamioze Vennootschap (Dutch Corporation)

(a) Portion of securities on loan with an aggregate market value of $195,080,213; cash collateral of $199,696,182 was received with which the portfolio purchased securities.

(b) Security, or portion thereof, segregated as collateral for futures contracts.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Open futures contracts as of December 31, 2000 are as follows:

   Number of                        Expiration  Value at       Value at
   Contracts           Type            Date    Trade Date  December 31, 2000 Appreciation
Long Positions:
      725       U.S. Treasury Notes   Mar 01   $73,502,343       $75,082,812   $1,580,469
                                                                             ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                               EQUITY PORTFOLIO

December 31, 2000


      LONG-TERM INVESTMENTS -- 96.3%                           Value
                                                 Shares      (Note 2)
      COMMON STOCKS                            ---------- ---------------
      Agricultural Products -- 0.6%
        Monsanto Co.(a).......................  1,173,700 $    31,763,256
                                                          ---------------
      Consumer Services -- 2.0%
        Darden Restaurants, Inc...............  5,052,500     115,575,938
                                                          ---------------
      Diversified Consumer Products -- 3.7%
        Eastman Kodak Co......................  2,339,300      92,109,938
        Philip Morris Co., Inc................  2,603,000     114,532,000
                                                          ---------------
                                                              206,641,938
                                                          ---------------
      Diversified Manufacturing -- 2.8%
        Minnesota Mining and Manufacturing
         Co. (3M).............................    507,200      61,117,600
        Tyco International, Ltd...............  1,761,000      97,735,500
                                                          ---------------
                                                              158,853,100
                                                          ---------------
      Financial Services -- 14.8%
        Bank of America Corp..................  1,274,500      58,467,688
        Chase Manhattan Corp..................  2,190,600      99,535,387
        Citigroup, Inc........................  1,684,300      86,004,569
        FleetBoston Financial Corp............  1,471,900      55,288,244
        Goldman Sachs Group, Inc..............    499,000      53,361,813
        John Hancock Financial Services, Inc..  1,573,300      59,195,413
        Loews Corp............................  1,140,200     118,081,962
        Morgan Stanley Dean Witter & Co.......    560,400      44,411,700
        Old Republic International Corp.......  1,419,300      45,417,600
        Providian Financial Corp..............  1,194,100      68,660,750
        SAFECO Corp...........................  1,979,500      65,076,062
        Stilwell Financial, Inc...............  2,127,100      83,887,506
                                                          ---------------
                                                              837,388,694
                                                          ---------------
      Healthcare Services -- 15.7%
        Abbott Laboratories...................  1,122,500      54,371,094
        American Home Products Corp...........  1,351,500      85,887,825
        Eli Lilly and Co......................  1,701,400     158,336,537
        HCA--The Healthcare Co................  1,440,600      63,400,806
        Health Net, Inc.(a)...................  4,724,610     123,725,724
        Schering-Plough Corp..................  1,780,100     101,020,675
        Sepracor, Inc.(a).....................    793,000      63,539,125
        Tenet Healthcare Corp.................  1,606,632      71,394,710
        UnitedHealth Group, Inc.(a)...........  1,099,400      67,475,675
        Wellpoint Health Networks, Inc.(a)....    849,200      97,870,300
                                                          ---------------
                                                              887,022,471
                                                          ---------------
      Hotel/Motel -- 0.7%
        Starwood Hotels & Resorts
         Worldwide, Inc.......................  1,186,600      41,827,650
                                                          ---------------
      Manufacturing -- 0.1%
        IKON Office Solutions, Inc............  2,887,800       7,219,500
                                                          ---------------
      Media -- 2.8%
        AT&T Corp.--Liberty Media Corp.(a)....  3,098,600      42,024,762
        Clear Channel Communications, Inc.(a)     928,100      44,954,844
        Tribune Co............................  1,690,800      71,436,300
                                                          ---------------
                                                              158,415,906
                                                          ---------------
      Metal & Minerals -- 5.3%
        Alcoa, Inc............................  4,277,200     143,286,200
        Freeport-McMoRan Copper & Gold,
         Inc. (Class "A" Stock)(a)............  3,853,300      31,789,725

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Metal & Minerals (cont'd.)
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)...........   319,600 $     2,736,575
         Newmont Mining Corp.................. 3,057,000      52,160,062
         Phelps Dodge Corp.................... 1,263,900      70,541,419
                                                         ---------------
                                                             300,513,981
                                                         ---------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp....................   325,000      23,745,313
         Conoco, Inc. (Class "A" Stock)....... 1,918,900      54,928,512
         Halliburton Co....................... 2,233,400      80,960,750
         Kerr-McGee Corp......................   590,400      39,519,900
         Phillips Petroleum Co................   901,300      51,261,437
         Total Fina Elf SA, ADR (France)...... 1,557,675     113,223,502
         Transocean Sedco Forex, Inc.......... 1,267,200      58,291,200
                                                         ---------------
                                                             421,930,614
                                                         ---------------
       Paper & Forest Products -- 6.7%
         Georgia-Pacific Corp. (Timber Group).   239,800       7,179,013
         Georgia-Pacific Group................ 3,875,800     120,634,275
         International Paper Co............... 2,139,600      87,322,425
         Mead Corp............................ 2,690,300      84,408,162
         Temple-Inland, Inc................... 1,516,600      81,327,675
                                                         ---------------
                                                             380,871,550
                                                         ---------------
       Retail -- 5.3%
         Consolidated Stores Corp.(a)......... 2,023,800      21,502,875
         Home Depot, Inc...................... 1,491,000      68,120,063
         RadioShack Corp...................... 1,830,000      78,346,875
         Target Corp.......................... 4,027,500     129,886,875
                                                         ---------------
                                                             297,856,688
                                                         ---------------
       Technology -- 17.4%
         America Online, Inc.(a).............. 1,021,800      35,558,640
         Applied Materials, Inc.(a)...........   495,600      18,925,725
         Arrow Electronics, Inc.(a)........... 2,145,500      61,414,938
         Cisco Systems, Inc.(a)............... 2,580,200      98,692,650
         Compaq Computer Corp................. 4,533,150      68,223,908
         Dell Computer Corp.(a)............... 2,843,100      49,576,556
         Harris Corp.......................... 2,510,700      76,890,187
         Hewlett-Packard Co................... 3,085,100      97,373,469
         Intel Corp........................... 1,101,700      33,326,425
         International Business Machines
          Corp (IBM)..........................   793,300      67,430,500
         Micron Technology, Inc.(a)........... 1,247,300      44,279,150
         Microsoft Corp.(a)................... 1,843,700      79,970,487
         Motorola, Inc........................ 3,599,500      72,889,875
         National Semiconductor Corp.(a)...... 1,945,700      39,157,213
         Nortel Networks Corp................. 1,452,800      46,580,400
         Texas Instruments, Inc............... 1,990,700      94,309,412
                                                         ---------------
                                                             984,599,535
                                                         ---------------
       Telecommunications -- 7.3%
         Alltel Corp.......................... 1,129,588      70,528,650
         General Motors Corp.
          (Class "H" Stock)(a)................ 1,812,775      41,693,825
         Global Crossing, Ltd.(a)............. 3,589,100      51,368,994
         Nextel Communications, Inc.
          (Class "A" Stock)(a)................ 2,215,300      54,828,675
         Nokia Oyj ADR (Finland).............. 3,433,800     149,370,300
         WorldCom, Inc........................ 3,090,400      43,265,600
                                                         ---------------
                                                             411,056,044
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

December 31, 2000


                                      Value
COMMON STOCKS            Shares      (Note 2)
(Continued)             --------- --------------
Utilities -- 3.6%
  El Paso Energy Corp.. 1,436,600 $  102,896,475
  Exelon Corp.......... 1,429,287    100,350,240
                                  --------------
                                     203,246,715
                                  --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,068,171,938)...........  5,444,783,580
                                  --------------

                                               Principal
                                                Amount        Value
       SHORT-TERM                                (000)      (Note 2)
       INVESTMENT -- 4.0%                      --------- --------------
       Repurchase Agreement
         Joint Repurchase Agreement Account
           5.96%, 01/02/01
          (cost $225,868,000; Note 5).........  $225,868 $  225,868,000
                                                         --------------
        TOTAL INVESTMENTS -- 100.3%
         (cost $5,294,039,938; Note 6)..................  5,670,651,580
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.3)%...............................    (16,143,173)
                                                         --------------
        NET ASSETS -- 100.0%............................ $5,654,508,407
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                               GLOBAL PORTFOLIO

December 31, 2000


       LONG-TERM INVESTMENTS -- 84.7%
                                                               Value
                                                 Shares      (Note 2)
       COMMON STOCKS                           ---------- ---------------
       Australia -- 2.9%
         BHP, Ltd.............................  1,643,800 $    17,363,836
         Commonwealth Bank of Australia.......    994,800      17,131,701
                                                          ---------------
                                                               34,495,537
                                                          ---------------
       Canada -- 1.2%
         Nortel Networks Corp.................    432,400      13,863,825
                                                          ---------------
       Finland -- 2.7%
         Nokia Oy.............................    702,200      31,343,236
                                                          ---------------
       France -- 5.4%
         Essilor International SA.............      2,813         918,573
         Legrand SA...........................     35,545       7,181,355
         Publicis SA(a).......................    154,890       5,238,351
         Societe Television Francaise 1(a)....     26,600       1,437,272
         Thomson Multimedia(a)(b).............    162,859       7,627,447
         TotalFinaElf SA......................    208,093      30,974,339
         Vivendi Universal SA(a)(b)...........    154,900      10,203,727
                                                          ---------------
                                                               63,581,064
                                                          ---------------
       Republic of Germany -- 2.0%
         Deutsche Post AG(a)..................    445,500       9,590,963
         Siemens AG...........................    107,200      14,022,434
                                                          ---------------
                                                               23,613,397
                                                          ---------------
       Hong Kong -- 2.8%
         China Everbright, Ltd................  1,753,600       1,809,875
         China Merchants Holdings
          International Co., Ltd.............. 11,872,400       8,600,210
         China Mobile, Ltd.(a)................  2,946,800      16,094,680
         Guangzhou Investment Co., Ltd.(a).... 86,204,808       6,410,348
                                                          ---------------
                                                               32,915,113
                                                          ---------------
       Italy -- 3.3%
         Banca Intesa SpA(b)..................  3,525,400      16,961,637
         Banca Popolare di Verona.............    264,530       3,069,950
         Bulgari SpA..........................    131,600       1,620,006
         Riunione Adriatica di Sicurta SpA(b).    694,900      10,846,293
         Tod's SpA(a).........................    139,600       6,060,616
                                                          ---------------
                                                               38,558,502
                                                          ---------------
       Japan -- 4.5%
         NTT DoCoMo, Inc......................        781      13,423,224
         ORIX Corp............................    114,100      11,408,009
         SHIMAMURA Co., Ltd...................    123,600       6,761,228
         Sony Corp............................    316,700      21,828,040
                                                          ---------------
                                                               53,420,501
                                                          ---------------
       Mexico -- 2.7%
         Grupo Televisa SA (GDR)(a)...........    318,500      14,312,594
         Telefonos de Mexico, SA
          (Class "L" Shares) (ADR)............    383,100      17,287,387
                                                          ---------------
                                                               31,599,981
                                                          ---------------
       Netherlands -- 4.6%
         Gucci Group NV.......................    131,400      11,421,588
         ING Groep NV.........................    354,500      28,342,171
         VNU NV...............................    301,163      14,815,206
                                                          ---------------
                                                               54,578,965
                                                          ---------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ---------- --------------
        Singapore -- 0.3%
          Singapore Airlines, Ltd............    404,811 $    4,015,426
                                                         --------------
        Spain -- 3.6%
          Banco Santander Central Hispano SA.  2,028,300     21,728,334
          Telefonica SA(a)...................  1,285,108     21,254,050
                                                         --------------
                                                             42,982,384
                                                         --------------
        Sweden -- 2.2%
          Skanska AB (Class "B" Shares)......    639,800     26,424,018
                                                         --------------
        United Kingdom -- 5.3%
          BAA PLC............................    731,700      6,753,468
          GKN PLC............................  1,169,760     12,351,551
          Vodafone Group PLC................. 11,846,954     43,437,369
                                                         --------------
                                                             62,542,388
                                                         --------------
        United States -- 41.2%
          American Home Products Corp........    412,900     26,239,795
          Cablevision Systems Corp. (Special
           Class "A" Shares)(a)(b)...........    142,400     12,095,100
          Chase Manhattan Corp...............    419,700     19,070,119
          Cisco Systems, Inc.(a).............    414,600     15,858,450
          Citigroup, Inc.....................    955,600     48,795,325
          Comcast Corp.
           (Special Class "A" Shares)(a).....    340,400     14,211,700
          Corvis Corp.(a)....................     50,800      1,209,675
          Dell Computer Corp.(a).............    405,800      7,076,138
          Electronic Arts, Inc.(a)...........    699,700     29,824,712
          Home Depot, Inc....................    178,000      8,132,375
          Micron Technology, Inc.(a)(b)......    669,800     23,777,900
          Microsoft Corp.(a).................    109,700      4,758,238
          Omnicom Group, Inc.................    368,600     30,547,725
          Oracle Systems Corp.(a)............    559,600     16,263,375
          Pfizer, Inc........................    215,800      9,926,800
          Pharmacia Corp.....................    418,600     25,534,600
          PMC-Sierra, Inc(a).................     96,900      7,618,763
          Schering-Plough Corp...............     76,500      4,341,375
          SCI Systems, Inc.(a)...............    526,600     13,889,075
          Solectron Corp.(a).................    850,500     28,831,950
          Target Corp........................    873,500     28,170,375
          Texas Instruments, Inc.............    335,600     15,899,050
          Time Warner, Inc...................    677,000     35,366,480
          USA Networks, Inc.(a)..............  1,553,100     30,188,381
          Viacom, Inc. (Class "B" Shares)(a).    392,300     18,340,025
          Wal-Mart Stores, Inc...............    207,500     11,023,437
                                                         --------------
                                                            486,990,938
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $935,105,757)............................  1,000,925,275
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2000




                                         Moody's   Principal
                                         Ratings    Amount        Value
    SHORT-TERM                         (Unaudited)   (000)      (Note 2)
    INVESTMENTS -- 15.4%               ----------- --------- --------------
    COMMERCIAL PAPER -- 5.0%
      Bombardier Capital, Inc.(c),
       7.65%, 01/31/01................     P1        $ 8,948 $    8,890,956
      Cox Enterprises, Inc.(c),
       7.80%, 01/26/01................     P2          1,500      1,491,875
      Deutsche Bank AG(c),
       6.50%, 01/02/01................     P1         17,908     17,908,000
      Infinity Broadcasting Corp.(c),
       7.85%, 01/22/01................     P2          5,000      4,977,104
      Invensys PLC(c),
       7.50%, 02/09/01................     P2          8,900      8,827,688
      PSE&G Fuel Corp.(c),
       7.09%, 01/03/01................     P1          8,948      8,948,000
      WorldCom, Inc.(c),
       7.35%, 01/31/01................     P2          7,527      7,480,897
                                                             --------------
                                                                 58,524,520
                                                             --------------
    U.S. GOVERNMENT OBLIGATIONS -- 5.3%
      United States Treasury Bill,
       5.37%, 03/22/01................     Aaa        64,000     63,131,253
                                                             --------------
    REPURCHASE AGREEMENT -- 5.1%
      Joint Repurchase Agreement
       Account,
      5.96%, 01/02/01; (Note 5).......                60,658     60,658,000
                                                             --------------
    TOTAL SHORT-TERM INVESTMENTS
     (cost $182,313,773)....................................    182,313,773
                                                             --------------
    TOTAL INVESTMENTS -- 100.1%
     (cost $1,117,419,530; Note 6)..........................  1,183,239,048
                                                             --------------
    FORWARD CURRENCY CONTRACTS -- AMOUNT
     PAYABLE TO COUNTERPARTIES(d)...........................         (4,299)
    OTHER LIABILITIES IN EXCESS OF OTHER
     ASSETS -- (0.1)%......................................      (1,101,547)
                                                             --------------
    TOTAL NET ASSETS -- 100.0%.............................. $1,182,133,202
                                                             ==============

The following abbreviations are used in portfolio descriptions:

              AB  Aktiebolag (Swedish Stock Company)
              ADR American Depository Receipt
              AG  Aktiengesellschaft (German Stock Company)
              GDR Global Depository Receipt
              NV  Naamloze Vennootschap (Dutch Corporation)
              PLC Public Limited Company (British Corporation)
              SA  Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)
              SpA Societa per Azioni (Italian Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $58,323,431; cash collateral of $58,235,071 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Outstanding forward currency contracts as of December 31, 2000 was as follows.

                                                          Appreciation
         Foreign Currency         Value at      Current        /
         Contracts             Settlement Date   Value    Depreciation
         --------------------  --------------- ---------- -----------
         Purchased:
           Australian Dollar,
            expiring 1/2/01         $  228,932 $  228,792    $   (140)
           Eurodollars
            expiring 1/2/01             15,562     15,740         178
            expiring 1/3/01          1,347,881  1,363,395      15,514
           Pounds Sterling
            expiring 1/2/01            119,098    119,311         213
           Swedish Krona
            expiring 1/2/01            180,071    182,005       1,934
                               --------------- ---------- -----------
                                     1,891,544  1,909,243      17,699
                               --------------- ---------- -----------
         Sold:
           Eurodollars,
            expiring 1/2/01            180,071    181,534      (1,463)
            expiring 1/2/01            119,098    119,328        (230)
           Swedish Krona
            expiring 1/2/01             15,562     15,781        (219)
           Singapore Dollars
            expiring 1/2/01            170,015    170,227        (212)
            expiring 1/3/01          1,347,881  1,367,755     (19,874)
                               --------------- ---------- -----------
                                     1,832,627  1,854,625     (21,998)
                               --------------- ---------- -----------
                                                             $ (4,299)
                                                          ===========

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 were as follows:

Telecommunications...................  15.7%
Electronics..........................  10.1%
Media................................   9.7%
Retail...............................   6.4%
Computer Software & Services.........   6.2%
Financial Services...................   6.2%
Pharmaceuticals......................   5.6%
U.S. Government Securities...........   5.3%
Repurchase Agreement.................   5.1%
Commercial Paper.....................   5.0%
Commercial Banking...................   4.9%
Advertising..........................   3.0%
Diversified Operations...............   2.9%
Oil & Gas Services...................   2.6%
Insurance............................   2.4%
Construction.........................   2.2%
Banks................................   1.6%
Diversified Manufacturing............   1.2%
Automobiles & Manufacturing..........   1.0%
Airlines.............................   0.9%
Transportation.......................   0.8%
Manufacturing........................   0.7%
Electrical Equipment.................   0.6%
                                      -----
                                      100.1%
Other liabilities in excess of assets  (0.1)%
                                      -----
                                        100%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                           HIGH YIELD BOND PORTFOLIO

December 31, 2000



                                                                                  Moody's                     Principal
                                                                                  Rating    Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 89.5%                                                  (Unaudited)   Rate     Date     (000)
CORPORATE BONDS -- 82.7%                                                        ----------- -------- -------- ---------
Aerospace -- 1.2%
  American Commercial Lines LLC, Sr. Notes.....................................     B1        10.25% 06/30/08 $   2,800
  BE Aerospace, Inc., Sr. Sub. Notes, AB(d)....................................     B2         9.50% 11/01/08     1,000
  Compass Aerospace Corp., Sr. Sub. Notes(b)...................................    Caa3      10.125% 04/15/05       750
  Continental Airlines, Inc., Sr. Notes........................................     Ba2        8.00% 12/15/05     1,850
  Delta Air Lines, Inc., Sr. Notes.............................................    Baa3        8.30% 12/15/29     1,700
  Sequa Corp...................................................................     Ba2        9.00% 08/01/09       500
  Stellex Industries, Inc., Sr. Sub. Notes(b)
   (cost $3,593,591; purchased 10/23/97)(f)....................................     B3         9.50% 11/01/07     4,000
  United Air Lines, Inc., Sr. Notes............................................    Baa3        9.75% 08/15/21       185



Automotive Parts -- 1.0%
  AM General Corp., Sr. Notes..................................................     B3       12.875% 05/01/02     3,375
  Collins & Aikman Products, Sr. Sub. Notes....................................     B2        11.50% 04/15/06       720
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................     B3        9.375% 03/01/08     1,750
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B............................     B2        9.125% 07/15/07     1,170
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................    Caa1       10.25% 12/15/07     1,180



Banks -- 0.5%
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       6.625% 03/15/01       795
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       10.25% 05/15/04     1,235
  Sovereign Bancorp, Sr. Notes.................................................     Ba3       10.50% 11/15/06     1,265



Broadcasting & Other Media -- 4.8%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................     B2         9.00% 01/15/09     3,000
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)............................................................     B3        12.25% 12/15/08     3,000
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....     B1        10.25% 11/01/07     5,000
  Fox Family Worldwide, Inc., Sr. Notes........................................     B1         9.25% 11/01/07     1,375
  Globo Communicacoes, Sr. Notes (Brazil)......................................     B2        10.50% 12/20/06     1,300
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).    Caa1      11.625% 02/01/09       240
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/1/03).............     B3        10.00% 03/01/08     1,950
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................     B1         8.75% 12/15/08     4,750
  Phoenix Color Corp., Sr. Sub. Notes..........................................     B3       10.375% 02/01/09     4,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................     NR        11.75% 08/01/06     2,750
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)................    Caa1       15.00% 12/01/07     4,245
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....     B1       12.875% 03/15/10     1,900
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....     B3        11.25% 04/15/09       900
  Susquehanna Media Co., Sr. Sub. Notes........................................     B1         8.50% 05/15/09     1,800
  TV Azteca SA de CV, Sr. Notes (Mexico).......................................     B1        10.50% 02/15/07     2,850
  XM Satellite Radio, Inc......................................................     NR        14.00% 03/15/10     5,005



Building & Related Industries -- 0.6%
  Ainsworth Lumber, Ltd., Bonds, PIK(d)........................................     B2        12.50% 07/15/07       660
  Collins & Aikman Floorcovering, Sr. Sub. Notes...............................     B3        10.00% 01/15/07       340
  Kaiser Int'l., Inc., Sr. Sub. Notes(b).......................................      D        13.00% 12/31/03     4,450
  New Millenium Homes, Sr. Notes(b)(e).........................................     NR         0.00% 12/31/04     2,781



Cable -- 9.7%
  Adelphia Communications Corp., Sr. Notes, PIK................................     B3        10.50% 07/15/04       500
  Adelphia Communications Corp., Sr. Notes(d)..................................     B2       10.875% 10/01/10     2,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........     Caa      11.875% 12/01/08     6,000
  Callahan Nordrhein-Westfalen.................................................     NA         0.00% 07/15/05     7,000
  Callahan Nordrhein-Westfalen(d)..............................................     NA        14.00% 07/15/10     4,500
  Century Communications Corp., Sr. Notes......................................     B2         9.50% 03/01/05     8,500
  Charter Communications Int'l., Sr. Notes.....................................     B2        10.00% 04/01/09     1,000

                                                                                    Value
LONG-TERM INVESTMENTS -- 89.5%                                                    (Note 2)
CORPORATE BONDS -- 82.7%                                                        -------------
Aerospace -- 1.2%
  American Commercial Lines LLC, Sr. Notes..................................... $   2,156,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB(d)....................................       987,500
  Compass Aerospace Corp., Sr. Sub. Notes(b)...................................       112,500
  Continental Airlines, Inc., Sr. Notes........................................     1,737,872
  Delta Air Lines, Inc., Sr. Notes.............................................     1,462,255
  Sequa Corp...................................................................       495,000
  Stellex Industries, Inc., Sr. Sub. Notes(b)
   (cost $3,593,591; purchased 10/23/97)(f)....................................       800,000
  United Air Lines, Inc., Sr. Notes............................................       166,052
                                                                                -------------
                                                                                    7,917,179
                                                                                -------------
Automotive Parts -- 1.0%
  AM General Corp., Sr. Notes..................................................     3,037,500
  Collins & Aikman Products, Sr. Sub. Notes....................................       554,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................     1,172,500
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B............................       772,200
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................       920,400
                                                                                -------------
                                                                                    6,457,000
                                                                                -------------
Banks -- 0.5%
  Sovereign Bancorp, Sr. Notes.................................................       787,050
  Sovereign Bancorp, Sr. Notes.................................................     1,209,596
  Sovereign Bancorp, Sr. Notes.................................................     1,258,675
                                                                                -------------
                                                                                    3,255,321
                                                                                -------------
Broadcasting & Other Media -- 4.8%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................     2,625,000
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)............................................................     1,815,000
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....     4,025,000
  Fox Family Worldwide, Inc., Sr. Notes........................................     1,388,750
  Globo Communicacoes, Sr. Notes (Brazil)......................................     1,131,000
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).       117,600
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/1/03).............     1,394,250
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................     3,325,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................     2,880,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................     1,787,500
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)................     1,761,675
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....       921,500
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....       490,500
  Susquehanna Media Co., Sr. Sub. Notes........................................     1,773,000
  TV Azteca SA de CV, Sr. Notes (Mexico).......................................     2,679,000
  XM Satellite Radio, Inc......................................................     3,453,450
                                                                                -------------
                                                                                   31,568,225
                                                                                -------------
Building & Related Industries -- 0.6%
  Ainsworth Lumber, Ltd., Bonds, PIK(d)........................................       547,800
  Collins & Aikman Floorcovering, Sr. Sub. Notes...............................       326,400
  Kaiser Int'l., Inc., Sr. Sub. Notes(b).......................................     1,780,000
  New Millenium Homes, Sr. Notes(b)(e).........................................     1,390,500
                                                                                -------------
                                                                                    4,044,700
                                                                                -------------
Cable -- 9.7%
  Adelphia Communications Corp., Sr. Notes, PIK................................       490,000
  Adelphia Communications Corp., Sr. Notes(d)..................................     2,412,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........     3,960,000
  Callahan Nordrhein-Westfalen.................................................     2,800,000
  Callahan Nordrhein-Westfalen(d)..............................................     3,960,000
  Century Communications Corp., Sr. Notes......................................     7,777,500
  Charter Communications Int'l., Sr. Notes.....................................       960,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

December 31, 2000


                                                                                  Moody's                     Principal
                                                                                  Rating    Interest Maturity  Amount
                                                                                (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                     ----------- -------- -------- ---------
Cable (cont'd.)
  Charter Communications Int'l., Sr. Notes(d)..................................     B2        10.25% 01/15/10 $   2,235
  Classic Cable, Inc., Sr. Gtd. Notes..........................................     B3        9.375% 08/01/09     1,095
  Coaxial Communications, Inc., Sr. Notes......................................     B3        10.00% 08/15/06     1,250
  CSC Holdings, Inc., Sr. Sub. Deb.............................................     Ba3       10.50% 05/15/16     5,275
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)...........................................     B3        10.75% 02/15/07     4,000
  International Cabletel, Inc., Sr. Disc. Notes................................     B3        12.75% 04/15/05     6,100
  Mediacom LLC, Sr. Notes......................................................     Ba2       7.875% 02/15/11     2,000
  Multicanal SA, Bonds.........................................................     Ba3      13.125% 04/15/09       384
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 04/01/03)...................     B3         9.75% 04/01/08     2,000
  NTL Communications Corp., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(d).     B2       12.375% 10/01/08     3,750
  Rogers Cablesystems, Ltd., Gtd. Notes........................................     B2        11.00% 12/01/15       235
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)...........................     NR        16.00% 07/18/02       108
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................     B3        13.00% 12/15/05     3,000
  United International Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)............................................................     B3        10.75% 02/15/08     4,750
  United-Pan Europe Communications, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)............................................................     B2        12.50% 08/01/09     9,495
  United-Pan Europe Communications NV, Sr. Notes...............................     B2       10.875% 08/01/09     4,125
  United-Pan Europe Communications NV, Sr. Notes, Ser. B (Netherlands).........     B2        11.25% 02/01/10    11,500



Chemicals -- 2.4%
  Hercules, Inc................................................................     Ba2      11.125% 11/15/07     1,020
  Huntsman ICI Chemical, Sr. Sub. Notes........................................     B2       10.125% 07/01/09     3,050
  Lyondell Chemical Co.........................................................     Ba3       9.875% 05/01/07     1,280
  Lyondell Chemical Co., Sr. Sub. Notes(d).....................................     B2       10.875% 05/01/09     4,310
  NL Industries, Inc., Sr. Notes...............................................     B1        11.75% 10/15/03       702
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     B3        11.75% 08/15/06       940
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     B3       12.375% 07/15/06     5,000
  Texas Petrochemicals Corp., Sr. Sub. Notes...................................     B3       11.125% 07/01/06     1,460



Commercial Services -- 0.3%
  Comdisco, Inc................................................................    Baa2        5.95% 04/30/02     1,000
  Comdisco, Inc(d).............................................................    Baa2        6.00% 01/30/02     1,500



Consumer Products -- 1.4%
  Coinstar, Inc., Sr. Disc. Notes..............................................     NR        13.00% 10/01/06     3,275
  Consumers International, Inc., Sr. Notes.....................................     B3        10.25% 04/01/05     3,125
  Electronic Retailing Systems International(e)................................     NR         8.00% 08/01/04       133
  Electronic Retailing Systems International(e)................................     NR        10.00% 08/01/01       134
  Packaged Ice, Inc., Sr. Notes................................................     B3         9.75% 02/01/05     3,130
  Radnor Holdings, Inc., Sr. Notes.............................................     B2        10.00% 12/01/03     1,750
  Windmere-Durable Holdings, Inc., Sr. Notes...................................     B3        10.00% 07/31/08     1,660



Containers -- 1.6%
  Gaylord Container Corp., Sr. Notes...........................................      B         9.75% 06/15/07     2,100
  Norampac, Inc., Sr. Notes....................................................     B1         9.50% 02/01/08       350
  Owens-Illinois, Inc., Sr. Deb. Notes.........................................     B1         7.50% 05/15/10       565
  Owens-Illinois, Inc., Sr. Notes..............................................     B1         7.85% 05/15/04     3,264
  Stone Container Corp., Sr. Sub. Notes........................................     B2        10.75% 10/01/02       490
  Stone Container Corp., Sr. Sub. Notes........................................     B2        11.50% 08/15/06     2,055
  Stone Container Corp., Sr. Sub. Notes........................................     B3        12.25% 04/01/02     2,752
  Stone Container Corp., Sr. Sub. Notes........................................     B2        12.58% 08/01/16       250
  United States Can Corp., Sr. Sub. Notes......................................     B3       12.375% 10/01/10       895



Drugs & Health Care -- 3.7%
  Apria Healthcare Group, Inc., Sr. Notes......................................     B3         9.50% 11/01/02     2,390
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...................................     B2       11.625% 02/15/07     1,070

                                                                                    Value
                                                                                  (Note 2)
CORPORATE BONDS (Continued)                                                     -------------
Cable (cont'd.)
  Charter Communications Int'l., Sr. Notes(d).................................. $   2,156,775
  Classic Cable, Inc., Sr. Gtd. Notes..........................................       438,000
  Coaxial Communications, Inc., Sr. Notes......................................     1,187,500
  CSC Holdings, Inc., Sr. Sub. Deb.............................................     5,749,750
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)...........................................     2,760,000
  International Cabletel, Inc., Sr. Disc. Notes................................     5,856,000
  Mediacom LLC, Sr. Notes......................................................     1,685,000
  Multicanal SA, Bonds.........................................................       303,360
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 04/01/03)...................     1,100,000
  NTL Communications Corp., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(d).     2,100,000
  Rogers Cablesystems, Ltd., Gtd. Notes........................................       259,087
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)...........................        32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................     3,180,000
  United International Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)............................................................     1,947,500
  United-Pan Europe Communications, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)............................................................     2,943,450
  United-Pan Europe Communications NV, Sr. Notes...............................     2,681,250
  United-Pan Europe Communications NV, Sr. Notes, Ser. B (Netherlands).........     7,475,000
                                                                                -------------
                                                                                   64,215,072
                                                                                -------------
Chemicals -- 2.4%
  Hercules, Inc................................................................     1,020,000
  Huntsman ICI Chemical, Sr. Sub. Notes........................................     2,928,000
  Lyondell Chemical Co.........................................................     1,241,600
  Lyondell Chemical Co., Sr. Sub. Notes(d).....................................     4,062,175
  NL Industries, Inc., Sr. Notes...............................................       712,530
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................       446,500
  Sterling Chemicals, Inc., Sr. Sub. Notes.....................................     4,550,000
  Texas Petrochemicals Corp., Sr. Sub. Notes...................................     1,168,000
                                                                                -------------
                                                                                   16,128,805
                                                                                -------------
Commercial Services -- 0.3%
  Comdisco, Inc................................................................       770,000
  Comdisco, Inc(d).............................................................     1,155,000
                                                                                -------------
                                                                                    1,925,000
                                                                                -------------
Consumer Products -- 1.4%
  Coinstar, Inc., Sr. Disc. Notes..............................................     3,275,000
  Consumers International, Inc., Sr. Notes.....................................       406,250
  Electronic Retailing Systems International(e)................................         9,335
  Electronic Retailing Systems International(e)................................        50,911
  Packaged Ice, Inc., Sr. Notes................................................     2,504,000
  Radnor Holdings, Inc., Sr. Notes.............................................     1,489,688
  Windmere-Durable Holdings, Inc., Sr. Notes...................................     1,394,400
                                                                                -------------
                                                                                    9,129,584
                                                                                -------------
Containers -- 1.6%
  Gaylord Container Corp., Sr. Notes...........................................     1,344,000
  Norampac, Inc., Sr. Notes....................................................       349,125
  Owens-Illinois, Inc., Sr. Deb. Notes.........................................       296,625
  Owens-Illinois, Inc., Sr. Notes..............................................     1,958,400
  Stone Container Corp., Sr. Sub. Notes........................................       496,125
  Stone Container Corp., Sr. Sub. Notes........................................     2,096,100
  Stone Container Corp., Sr. Sub. Notes........................................     2,779,520
  Stone Container Corp., Sr. Sub. Notes........................................       255,625
  United States Can Corp., Sr. Sub. Notes......................................       886,050
                                                                                -------------
                                                                                   10,461,570
                                                                                -------------
Drugs & Health Care -- 3.7%
  Apria Healthcare Group, Inc., Sr. Notes......................................     2,378,050
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...................................     1,099,425

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

December 31, 2000


                                                                                 Moody's                     Principal
                                                                                 Rating    Interest Maturity  Amount
                                                                               (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                    ----------- -------- -------- ---------
Drugs & Health Care (cont'd.)
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        6.63% 07/15/45 $   1,000
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        7.50% 11/15/95     2,570
  Columbia/HCA Healthcare Corp................................................     Ba2        7.69% 06/15/25       500
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     Ba2        8.36% 04/15/24     2,000
  Columbia/HCA Healthcare Corp................................................     Ba2        9.00% 12/15/14     2,000
  Concentra Operating Corp., Sr. Sub. Notes...................................     B3        13.00% 08/15/09     3,750
  Fresenius Medical Care, Sr. Notes...........................................     Ba3       7.875% 02/01/08     2,250
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 08/01/03)...........................................................     B3        11.00% 08/01/08     2,500
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...................................     Ba3        8.75% 11/15/08     2,010
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)....................      D         9.25% 01/15/08     3,250
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes..........................     B3        10.75% 05/15/09       675
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)........................................................      D        10.50% 11/01/07     5,520
  Triad Hospitals Holding, Sr. Sub. Notes.....................................     B3        11.00% 05/15/09     4,555



Energy -- 4.7%
  CMS Energy Corp., Sr. Notes.................................................     Ba3        7.50% 01/15/09     1,125
  CMS Energy Corp.............................................................     Ba3       8.125% 05/15/02     1,500
  Eott Energy Partners LP, Sr. Notes(d).......................................     Ba2       11.00% 10/01/09     1,210
  Midland Funding Corp., Deb..................................................     Ba3       11.75% 07/23/05     6,170
  Midland Funding II..........................................................     Ba3       13.25% 07/23/06     2,875
  Parker Drilling Co., Sr. Notes, Ser. D......................................     B1         9.75% 11/15/06     2,065
  R & B Falco Corp., Sr. Notes................................................     Ba3       12.25% 03/15/06       935
  RBF Finance Co., Sr. Sec'd Notes (cost $2,531,177; purchased on various
   dates: 8/23/99 through 10/06/99)(f)........................................     Ba3       11.00% 03/15/06     2,410
  RBF Finance Co., Sr. Sec'd Notes dates: (cost $2,600,000;
   purchased 3/19/99)(f)......................................................     Ba3      11.375% 03/15/09     2,600
  Reliant Energy Mid-Atlantic, Series C Passthru Certificate..................    Baa2       9.681% 07/02/26     1,000
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..........................    Caa1       12.50% 05/15/05     1,500
  Tesoro Petroleum Corp., Sr. Sub. Notes......................................     B1         9.00% 07/01/08     3,000
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)...........................................................     B2        9.875% 02/15/08     1,750
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(f)...................................     Ba3       12.00% 10/30/07     2,978



Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes...........................................     NR        13.00% 12/15/09     3,520
  TVN Entertainment Corp., Sr. Notes (cost $1,135,000; purchased 07/24/98)(f).     NR        14.00% 08/01/08     1,135
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(f).........     B1        12.75% 03/01/07     2,100



Financial Services -- 1.6%
  Aircraft Funding............................................................     NR        12.00% 07/15/49     1,004
  AmeriCredit Corp., Sr. Notes(d).............................................     B1         9.25% 02/01/04     1,350
  AmeriCredit Corp., Sr. Notes(d).............................................     B1        9.875% 04/15/06     3,000
  Calair Capital Corp., Sr. Notes.............................................     Ba2       8.125% 04/01/08       400
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 07/18/97)(f)..    Caa2        9.50% 08/01/04     1,075
  Hanvit Bank, Sr. Sub. Notes.................................................     B1        12.75% 03/01/10     1,400
  Metris Companies, Inc., Gtd. Notes(d).......................................     Ba3      10.125% 07/15/06     1,750
  United Rentals, Inc., Sr. Sub. Notes........................................     B1         8.80% 08/15/08     1,370
  Western Financial Bank......................................................     B2        8.875% 08/01/07     1,140



Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes........................................     B3       11.875% 11/01/08     2,260
  Ameriking, Inc., Sr. Notes..................................................     B3        10.75% 12/01/06     1,000
  Carrols Corp., Sr. Notes....................................................     B2         9.50% 12/01/08     2,885
  Del Monte Foods Co., Sr. Disc. Notes, Ser. B, Zero Coupon (until 12/15/02)..    Caa1       12.50% 12/15/07       456
  Fresh Foods, Inc., Bonds....................................................     B3        10.75% 06/01/06     2,210
  Grupo Azucarero, Sr. Notes (Mexico)(b), (cost $2,560,367;
   purchased 06/24/98)(f).....................................................      D        11.50% 01/15/05     2,900

                                                                                   Value
                                                                                 (Note 2)
CORPORATE BONDS (Continued)                                                    -------------
Drugs & Health Care (cont'd.)
  Columbia/HCA Healthcare Corp., Sr. Notes.................................... $     975,360
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     2,036,725
  Columbia/HCA Healthcare Corp................................................       441,875
  Columbia/HCA Healthcare Corp., Sr. Notes....................................     1,870,000
  Columbia/HCA Healthcare Corp................................................     2,055,000
  Concentra Operating Corp., Sr. Sub. Notes...................................     3,243,750
  Fresenius Medical Care, Sr. Notes...........................................     2,081,250
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 08/01/03)...........................................................       500,000
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...................................     2,040,150
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)....................        28,438
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes..........................       729,000
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)........................................................        55,200
  Triad Hospitals Holding, Sr. Sub. Notes.....................................     4,782,750
                                                                               -------------
                                                                                  24,316,973
                                                                               -------------
Energy -- 4.7%
  CMS Energy Corp., Sr. Notes.................................................     1,035,000
  CMS Energy Corp.............................................................     1,500,570
  Eott Energy Partners LP, Sr. Notes(d).......................................     1,252,350
  Midland Funding Corp., Deb..................................................     6,534,832
  Midland Funding II..........................................................     3,183,459
  Parker Drilling Co., Sr. Notes, Ser. D......................................     2,070,162
  R & B Falco Corp., Sr. Notes................................................     1,103,300
  RBF Finance Co., Sr. Sec'd Notes (cost $2,531,177; purchased on various
   dates: 8/23/99 through 10/06/99)(f)........................................     2,789,575
  RBF Finance Co., Sr. Sec'd Notes dates: (cost $2,600,000;
   purchased 3/19/99)(f)......................................................     3,003,000
  Reliant Energy Mid-Atlantic, Series C Passthru Certificate..................       973,750
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..........................       375,000
  Tesoro Petroleum Corp., Sr. Sub. Notes......................................     2,887,500
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02/15/03)...........................................................     1,417,500
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(f)...................................     2,918,440
                                                                               -------------
                                                                                  31,044,438
                                                                               -------------
Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes...........................................     3,489,200
  TVN Entertainment Corp., Sr. Notes (cost $1,135,000; purchased 07/24/98)(f).       397,250
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(f).........     2,047,500
                                                                               -------------
                                                                                   5,933,950
                                                                               -------------
Financial Services -- 1.6%
  Aircraft Funding............................................................       522,097
  AmeriCredit Corp., Sr. Notes(d).............................................     1,282,500
  AmeriCredit Corp., Sr. Notes(d).............................................     2,820,000
  Calair Capital Corp., Sr. Notes.............................................       363,500
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 07/18/97)(f)..       483,750
  Hanvit Bank, Sr. Sub. Notes.................................................     1,393,000
  Metris Companies, Inc., Gtd. Notes(d).......................................     1,487,500
  United Rentals, Inc., Sr. Sub. Notes........................................     1,025,787
  Western Financial Bank......................................................     1,065,900
                                                                               -------------
                                                                                  10,444,034
                                                                               -------------
Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes........................................     1,446,400
  Ameriking, Inc., Sr. Notes..................................................       400,000
  Carrols Corp., Sr. Notes....................................................     1,875,250
  Del Monte Foods Co., Sr. Disc. Notes, Ser. B, Zero Coupon (until 12/15/02)..       346,560
  Fresh Foods, Inc., Bonds....................................................       884,000
  Grupo Azucarero, Sr. Notes (Mexico)(b), (cost $2,560,367;
   purchased 06/24/98)(f).....................................................       290,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

December 31, 2000



                                                                  Moody's                     Principal
                                                                  Rating    Interest Maturity  Amount       Value
                                                                (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                     ----------- -------- -------- --------- -------------
Food & Beverage (cont'd.)
  Pilgrim's Pride Corp., Sr. Sub. Notes........................     B1       10.875% 08/01/03 $   1,919 $   1,861,430
  Premium Standard Farms, Sr. Sec'd Notes(b) (cost $284,644;
   purchased 09/17/96)(f)......................................     NR        11.00% 09/17/03       285       287,490
  Sbarro, Inc., Sr. Notes......................................     Ba3       11.00% 09/15/09       600       601,500
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 12/15/04)......     NR        11.00% 12/15/09       465         4,647
                                                                                                        -------------
                                                                                                            7,997,277
                                                                                                        -------------
Gaming -- 4.2%
  Aztar Corp., Sr. Sub. Notes(d)...............................     B2        8.875% 05/15/07     1,250     1,200,000
  Boyd Gaming Corp., Sr. Sub. Notes............................     B1         9.50% 07/15/07       250       227,500
  Circus Enterprises, Inc., Sr. Notes..........................    Baa3        6.45% 02/01/06     1,220     1,116,434
  Circus Enterprises, Inc., Sr. Notes..........................    Baa3        6.70% 11/15/96     1,680     1,606,584
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes(d)..............     B3         9.50% 04/01/09       600       576,000
  Fitzgeralds Gaming Corp., Sr. Notes, Ser. B
   (cost $2,271,503; purchased 12/22/97 and 08/07 /98)(b)(f)...      D        12.25% 12/15/04     2,375     1,330,000
  Harveys Casino Resorts, Sr. Sub. Notes.......................     B2       10.625% 06/01/06     2,960     3,034,000
  Hilton Hotels, Sr. Notes.....................................    Baa1        7.50% 12/15/17       285       257,808
  Hollywood Casino Corp........................................     B3        11.25% 05/01/07     1,280     1,324,800
  Hollywood Park, Inc., Sr. Sub. Notes.........................     B2         9.25% 02/15/07     3,500     3,500,000
  Isle Capri Black Hawk LLC, First Mtge. Notes.................     B2        13.00% 08/31/04     4,000     4,360,000
  Park Place Entertainment Corp., Sr. Sub. Notes...............     Ba2       9.375% 02/15/07       485       499,550
  Station Casinos, Inc., Sr. Sub. Notes........................     B1         9.75% 04/15/07       150       151,875
  Station Casinos, Inc., Sr. Sub. Notes........................     B1        9.875% 07/01/10     2,155     2,214,263
  Station Casinos, Inc., Sr. Sub. Notes........................     B1       10.125% 03/15/06       260       267,800
  Sun International Hotels, Ltd., Sr. Sub. Notes...............     B1        8.625% 12/15/07     1,000       910,000
  Trump Atlantic City Assoc., First Mtge. Notes................     B3        11.25% 05/01/06     2,970     1,945,350
  Venetian Casino Resort LLC, Gtd. Notes(d)....................     NR        12.25% 11/15/04     3,360     3,376,800
                                                                                                        -------------
                                                                                                           27,898,764
                                                                                                        -------------
Industrial -- 1.4%
  Great Lakes Carbon Corp., Sr. Sub. Notes.....................     B3        10.25% 05/15/08     2,000     1,035,000
  International Wireless Group, Inc., Sr. Sub. Notes...........     NR        11.75% 06/01/05       700       682,500
  International Wireless Group, Inc., Sr. Sub. Notes...........     B3        11.75% 06/01/05     3,000     2,925,000
  Motors & Gears, Inc., Sr. Notes..............................     B3        10.75% 11/15/06     3,500     3,255,000
  Thermadyne Holdings, Deb Notes, Zero Coupon (until 06 /1/03).    Caa1       12.50% 06/01/08     2,375        95,000
  Thermadyne Holdings, Sr. Sub. Notes..........................     B3        9.875% 06/01/08     2,020     1,313,000
                                                                                                        -------------
                                                                                                            9,305,500
                                                                                                        -------------
Insurance -- 2.4%
  Conseco, Inc.(d).............................................     B1         7.60% 06/21/01     4,500     4,342,500
  Conseco, Inc.................................................     B1         8.50% 10/15/02     5,000     4,325,000
  Conseco, Inc.(d).............................................     B1         8.75% 02/09/04    10,000     7,300,000
                                                                                                        -------------
                                                                                                           15,967,500
                                                                                                        -------------
Leisure -- 1.0%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D.........     B3        9.875% 10/15/07     3,855     3,565,875
  ITT Corp., Sr. Sub. Notes, Ser. B............................     Ba1       7.375% 11/15/15     1,250     1,130,988
  Premier Parks, Inc., Sr. Notes...............................     B3         9.75% 06/15/07     2,000     1,920,000
                                                                                                        -------------
                                                                                                            6,616,863
                                                                                                        -------------
Lodging -- 0.7%
  Felcore Lodging LP, Sr. Gtd. Notes...........................     Ba2        9.50% 09/15/08     1,375     1,366,269
  HMH Properties, Inc., Sr. Gtd. Notes.........................     Ba2       7.875% 08/01/08     3,350     3,174,125
                                                                                                        -------------
                                                                                                            4,540,394
                                                                                                        -------------
Manufacturing -- 0.6%
  Gentek, Inc., Sr. Sub. Notes.................................     B2        11.00% 08/01/09     1,850     1,850,000
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B..................     B2         8.75% 03/01/08       855       547,200
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B(d)...............     B2         9.00% 07/01/07       570       376,200
  Venture Holdings, Inc., Sr. Notes, Ser. B....................     B2         9.50% 07/01/05     2,270       885,300
                                                                                                        -------------
                                                                                                            3,658,700
                                                                                                        -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

December 31, 2000



                                                                              Moody's                     Principal
                                                                              Rating    Interest Maturity  Amount       Value
                                                                            (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                 ----------- -------- -------- --------- -------------
Miscellaneous -- 1.2%
  Flextronics International, Ltd...........................................     Ba3       9.875% 07/01/10 $   3,000 $   2,977,335
  Intersil Corp., Sr. Sub. Notes, (cost $1,074,961; purchased 01/03/00)(f).     B1        13.25% 08/15/09       944     1,076,160
  It Group, Inc., Sr. Sub. Notes...........................................     B3        11.25% 04/01/09     1,270       965,200
  La Petite Academy, Inc., Sr. Notes.......................................     B3        10.00% 05/15/08       500       265,000
  MSX International, Inc., Gtd. Notes......................................     B3       11.375% 01/15/08     1,750     1,540,000
  Sun World International, Inc., Gtd. Notes................................     B2        11.25% 04/15/04       270       251,100
  USEC, Inc., Sr. Notes....................................................     Ba1        6.75% 01/20/09     1,000       768,680
                                                                                                                    -------------
                                                                                                                        7,843,475
                                                                                                                    -------------
Oil & Gas -- 1.8%
  Canadian First Oil, Ltd., Sr. Sub. Notes.................................     B2         8.75% 09/15/07     1,610     1,585,850
  Comstock Resources, Inc., Sr. Notes......................................     B2        11.25% 05/01/07     4,500     4,646,250
  Houston Exploration Co., Sr. Sub. Notes..................................     B2        8.625% 01/01/08       815       782,400
  Leviathan Gas, Sr. Sub. Notes............................................     Ba2      10.375% 06/01/09     2,000     2,097,500
  Plains Resources, Inc., Sr. Sub. Notes...................................     B2        10.25% 03/15/06       660       658,350
  Swift Energy Co., Sr. Sub. Notes.........................................     B2        10.25% 08/01/09     2,015     2,070,413
                                                                                                                    -------------
                                                                                                                       11,840,763
                                                                                                                    -------------
Paper & Packaging -- 1.1%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 07/01/03)........    Caa1       13.50% 07/01/09     6,000       300,000
  APP China Group Ltd., Sr. Disc. Notes....................................     B3        14.00% 03/15/10     1,295       485,625
  APP International, Sr. Sec'd. Notes......................................     Ba3       11.75% 10/01/05     2,600     1,014,000
  Doman Industries Ltd., Sr. Notes.........................................    Caa1        8.75% 03/15/04     1,930       849,200
  Doman Industries Ltd., Sr. Notes.........................................    Caa1        9.25% 11/15/07     1,630       635,700
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03)..........    Caa1       10.75% 01/15/09     1,100       418,000
  Maxxam Group, Inc., Sr. Notes............................................     B3        12.00% 08/01/03     4,300     3,655,000
                                                                                                                    -------------
                                                                                                                        7,357,525
                                                                                                                    -------------
Printing & Publishing -- 0.6%
  American Color Graphics, Inc.............................................    Caa1       12.75% 08/01/05     4,500     4,230,000
                                                                                                                    -------------
Real Estate -- 0.7%
  CB Richards Ellis Svcs., Inc., Sr. Sub. Notes............................     B1        8.875% 06/01/06     1,600     1,422,000
  Intrawest Corp...........................................................     B1        10.50% 02/01/10     1,775     1,775,000
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes..................     NR         9.75% 04/01/08     1,750     1,478,750
                                                                                                                    -------------
                                                                                                                        4,675,750
                                                                                                                    -------------
Retail -- 0.7%
  Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 11/30/02)......     NR        13.45% 11/30/08     1,500       645,000
  Dillard's, Inc...........................................................    Baa1       6.125% 11/01/03       700       553,791
  Family Restaurants, Inc., Sr. Notes......................................     NR        15.00% 02/01/02     3,000     2,850,000
  French Fragrances, Inc., Sr. Notes, Ser. B...............................     B2       10.375% 05/15/07       470       427,700
  Specialty Retailers, Inc., Gtd. Notes(b)(d)..............................     Ca         8.50% 07/15/05     1,615        80,750
                                                                                                                    -------------
                                                                                                                        4,557,241
                                                                                                                    -------------
Steel & Metals -- 0.9%
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B......................     B2       10.875% 10/15/06       900       702,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
   (cost $681,249; purchased 07/07/98)(f)..................................    Caa1       12.75% 02/01/03       680       462,400
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes.........................     NR        9.875% 02/15/02       590       519,200
  LTV Corp., Senior Notes(b)...............................................      D        11.75% 11/15/09     1,715       257,250
  Sheffield Steel Corp., First Mtge. Notes.................................     NR        11.50% 12/01/05     3,500     1,925,000
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..................................      D         9.25% 11/15/07     2,600        78,000
  WHX Corp., Sr. Notes.....................................................      D        10.50% 04/15/05     3,015     2,020,050
                                                                                                                    -------------
                                                                                                                        5,963,900
                                                                                                                    -------------
Supermarkets -- 0.7%
  Core-Mark International, Inc., Sr. Sub. Notes............................     B3       11.375% 09/15/03       395       375,250
  Homeland Stores, Inc., Sr. Notes.........................................     NA        10.00% 08/01/03     4,260     2,023,500
  Pantry, Inc., Sr. Notes..................................................     B3        10.25% 10/15/07     2,615     2,445,025
                                                                                                                    -------------
                                                                                                                        4,843,775
                                                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

December 31, 2000

                                                                                       Moody's                     Principal
                                                                                       Rating    Interest Maturity  Amount
                                                                                     (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                          ----------- -------- -------- ---------
Technology -- 0.7%
  Ampex Corp., Sr. Notes............................................................     NR        12.00% 03/15/03   $ 5,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02)..............     NR        12.50% 11/15/07     1,000
  SCG Holding Corp., Gtd. Notes(d)..................................................     B2        12.00% 08/01/09     1,456



Telecommunications -- 18.8%
  Alamosa PCS Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/05)..........    Caa1      12.875% 02/15/10     6,390
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/15/03)(d)..............................................................     B3        11.75% 02/15/08     2,965
  Allegiance Telecommunications, Inc., Sr. Notes....................................     B3       12.875% 05/15/08     1,250
  Bestel SA de CV, Sr. Disc. Notes, Zero Coupon (until 05 /15/01)...................     NR        12.75% 05/15/05     2,500
  Birch Telecommunications, Inc., Sr. Notes.........................................     NR        14.00% 06/15/08     2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)(b)
   (cost $2,566,560; purchased 01/26/99)(f).........................................     NR        14.00% 10/01/07     3,680
  Echostar Broadband Corp., Sr. Notes(d)............................................     B3       10.375% 10/01/07     6,000
  Exodus Communications, Inc., Sr. Notes............................................     NR        10.75% 12/15/09     1,680
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145;
   purchased 06/28/00)(f)...........................................................     NR       11.625% 07/15/10     6,280
  FairPoint Communications, Inc., Sr. Sub. Notes....................................     B3        12.50% 05/01/10     2,120
  Global Crossing Holdings Ltd., Sr. Notes..........................................     Ba2       9.125% 11/15/06     2,020
  Global Crossing Holdings Ltd., Sr. Notes(d).......................................     Ba2        9.50% 11/15/09     3,500
  Globix Corp., Sr. Notes...........................................................     NR        12.50% 02/01/10     3,400
  GST Telecommunications, Inc., Sr. Sub. Notes(b)(d)................................     NR       13.875% 12/15/05       650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05).............    Caa1       13.25% 02/01/10     6,725
  Impsat Corp., Gtd. Sr. Notes......................................................     B2       12.125% 07/15/03     2,235
  Impsat Corp., Sr. Notes...........................................................     B3       12.375% 06/15/08     3,000
  Insight Midwest, Sr. Notes(d).....................................................     B1        10.50% 11/01/10     2,000
  Intermediate Operating Co., Inc...................................................     NR        14.00% 08/01/03     2,519
  KMC Telecom Holdings, Inc., Sr. Notes.............................................     NR        13.50% 05/15/09     1,985
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).......     B3       12.875% 03/15/10    25,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).......     B3        10.50% 12/01/08     4,760
  Level 3 Communications, Inc., Sr. Notes...........................................     B3        11.00% 03/15/08       615
  McLeodusa, Inc., Sr. Disc. Notes, Zero Coupon (until 03 /01/02)...................     B1        10.50% 03/01/07     5,445
  McLeodusa, Inc., Sr. Sub. Notes, Zero Coupon (until 03 /01/02)....................     B1        8.125% 02/15/09       200
  McLeodusa, Inc., Sr. Sub. Notes...................................................     B1        8.375% 03/15/08       150
  Microcell Telecommunications, Zero Coupon (until 06/01 /04).......................     B3        12.00% 06/01/09     5,500
  Millicom International Cellular SA, Sr. Disc. Notes, Zero Coupon (until 06/01/01).     B3        13.50% 06/01/06     4,245
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/1 /02).....................     B2        11.25% 11/01/07     3,480
  Netia Holdings, Sr. Notes(d)......................................................     B2        10.25% 11/01/07     2,350
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).........     B1        10.65% 09/15/07    16,580
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)(d)...........     B3        14.00% 02/01/09     1,661
  Nextlink Communications, Inc., Sr. Notes..........................................     B2        10.50% 12/01/09     2,140
  Nextlink Communications, Inc., Sr. Disc. Notes(d).................................     B2        10.75% 06/01/09     2,340
  Northeast Optic, Sr. Notes........................................................     NR        12.75% 08/15/08     2,005
  Pagemart Nationwide, Inc., Sr. Disc. Notes........................................     B3        15.00% 02/01/05     2,550
  Price Communications Wireless, Inc., Sr. Sub. Notes...............................     B2        11.75% 07/15/07     1,750
  Primus Telecommunications Group, Sr. Notes........................................     B3        12.75% 10/15/09     1,935
  PTC Int'l. Finance Corp., Gtd. Notes, Zero Coupon (until 07/01/02)................     B2        10.75% 07/01/07     1,250
  RCN Corp., Sr. Notes..............................................................     B3       10.125% 01/15/10     1,150
  Telewest PLC, Sr. Disc. Notes.....................................................     B1        11.00% 10/01/07     2,850
  Telewest PLC, Sr. Disc. Notes(d)..................................................     B1       11.375% 02/01/10     3,570
  Tritel PCS, Inc., Sr. Gtd. Notes, Zero Coupon (until 05/15 /04)...................     B3        12.75% 05/15/09     4,000
  US Unwired, Inc., Sr. Gtd. Notes, Zero Coupon (until 11 /01/04)...................    Caa1      13.375% 11/01/09     5,285
  Versatel Telecom, Sr. Notes.......................................................    Caa1       13.25% 05/15/08     2,000
  Viasystems, Inc., Sr. Sub. Notes..................................................     B3         9.75% 06/01/07     1,830
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04).........     B2       11.875% 11/15/09    10,515
  VoiceStream Wireless Corp., Sr. Disc. Notes.......................................     B2       10.375% 11/15/09     1,840
  Wam!Net, Inc., Sr. Gtd. Notes, Zero Coupon (until 03/01 /02)......................     NR        13.25% 03/01/05       500
  Williams Communications Group, Inc., Sr. Notes....................................     B2       10.875% 10/01/09     5,080
  Williams Communications Group, Inc., Sr. Notes....................................     B2        11.70% 08/01/08     1,425
  Williams Communications Group, Inc., Sr. Notes....................................     B2       11.875% 08/01/10     5,725




                                                                                        Value
                                                                                       (Note 2)
CORPORATE BONDS (Continued)                                                          ------------
Technology -- 0.7%
  Ampex Corp., Sr. Notes............................................................ $  2,500,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02)..............      780,000
  SCG Holding Corp., Gtd. Notes(d)..................................................    1,241,240
                                                                                     ------------
                                                                                        4,521,240
                                                                                     ------------
Telecommunications -- 18.8%
  Alamosa PCS Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/05)..........    2,971,350
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/15/03)(d)..............................................................    1,838,300
  Allegiance Telecommunications, Inc., Sr. Notes....................................    1,200,000
  Bestel SA de CV, Sr. Disc. Notes, Zero Coupon (until 05 /15/01)...................    1,250,000
  Birch Telecommunications, Inc., Sr. Notes.........................................    1,375,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)(b)
   (cost $2,566,560; purchased 01/26/99)(f).........................................       29,440
  Echostar Broadband Corp., Sr. Notes(d)............................................    5,910,000
  Exodus Communications, Inc., Sr. Notes............................................    1,444,800
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145;
   purchased 06/28/00)(f)...........................................................    5,777,600
  FairPoint Communications, Inc., Sr. Sub. Notes....................................    1,929,200
  Global Crossing Holdings Ltd., Sr. Notes..........................................    1,919,000
  Global Crossing Holdings Ltd., Sr. Notes(d).......................................    3,307,500
  Globix Corp., Sr. Notes...........................................................    1,190,000
  GST Telecommunications, Inc., Sr. Sub. Notes(b)(d)................................      208,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05).............    2,219,250
  Impsat Corp., Gtd. Sr. Notes......................................................    1,765,650
  Impsat Corp., Sr. Notes...........................................................    1,620,000
  Insight Midwest, Sr. Notes(d).....................................................    2,065,000
  Intermediate Operating Co., Inc...................................................      251,878
  KMC Telecom Holdings, Inc., Sr. Notes.............................................      555,800
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).......   11,625,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).......    2,570,400
  Level 3 Communications, Inc., Sr. Notes...........................................      538,125
  McLeodusa, Inc., Sr. Disc. Notes, Zero Coupon (until 03 /01/02)...................    4,573,800
  McLeodusa, Inc., Sr. Sub. Notes, Zero Coupon (until 03 /01/02)....................      173,000
  McLeodusa, Inc., Sr. Sub. Notes...................................................      130,500
  Microcell Telecommunications, Zero Coupon (until 06/01 /04).......................    3,588,750
  Millicom International Cellular SA, Sr. Disc. Notes, Zero Coupon (until 06/01/01).    3,332,325
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/1 /02).....................    2,088,000
  Netia Holdings, Sr. Notes(d)......................................................    1,645,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).........   12,973,850
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)(d)...........    1,104,565
  Nextlink Communications, Inc., Sr. Notes..........................................    1,712,000
  Nextlink Communications, Inc., Sr. Disc. Notes(d).................................    1,907,100
  Northeast Optic, Sr. Notes........................................................      962,400
  Pagemart Nationwide, Inc., Sr. Disc. Notes........................................    1,887,000
  Price Communications Wireless, Inc., Sr. Sub. Notes...............................    1,855,000
  Primus Telecommunications Group, Sr. Notes........................................      541,800
  PTC Int'l. Finance Corp., Gtd. Notes, Zero Coupon (until 07/01/02)................      800,000
  RCN Corp., Sr. Notes..............................................................      609,500
  Telewest PLC, Sr. Disc. Notes.....................................................    2,522,250
  Telewest PLC, Sr. Disc. Notes(d)..................................................    1,606,500
  Tritel PCS, Inc., Sr. Gtd. Notes, Zero Coupon (until 05/15 /04)...................    2,720,000
  US Unwired, Inc., Sr. Gtd. Notes, Zero Coupon (until 11 /01/04)...................    2,272,550
  Versatel Telecom, Sr. Notes.......................................................    1,240,000
  Viasystems, Inc., Sr. Sub. Notes..................................................    1,445,700
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04).........    7,675,950
  VoiceStream Wireless Corp., Sr. Disc. Notes.......................................    1,971,100
  Wam!Net, Inc., Sr. Gtd. Notes, Zero Coupon (until 03/01 /02)......................      220,000
  Williams Communications Group, Inc., Sr. Notes....................................    3,784,600
  Williams Communications Group, Inc., Sr. Notes....................................    1,125,750
  Williams Communications Group, Inc., Sr. Notes....................................    4,436,875
                                                                                     ------------
                                                                                      124,467,158
                                                                                     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

December 31, 2000

                                                                 Moody's                     Principal
                                                                 Rating    Interest Maturity  Amount      Value
                                                               (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                    ----------- -------- -------- --------- ------------
Textiles -- 1.7%
  Cluett American Corp., Sr. Sub. Notes.......................     B3       10.125% 05/15/08  $  3,060 $  2,325,600
  Foamex L.P., Sr. Sub. Notes.................................     B3        9.875% 06/15/07     2,950    1,622,500
  Kasper A.S.L, Ltd., Sr. Notes(b)............................      D        13.00% 03/31/04     7,171    3,298,660
  Phillips Van Heusen Corp., Sr. Sub. Notes...................     B1         9.50% 05/01/08        75       69,750
  Simmons Co., Sr. Sub. Notes, Ser. B(d)......................     B3        10.25% 03/15/09     4,000    3,660,000
                                                                                                       ------------
                                                                                                         10,976,510
                                                                                                       ------------
Transportation -- 0.1%
  Holt Group, Inc., Sr. Notes(b)..............................      D         9.75% 01/15/06       800       32,000
  Trism, Inc., Gtd. Notes.....................................     NA        12.00% 02/15/05     1,305      626,232
                                                                                                       ------------
                                                                                                            658,232
                                                                                                       ------------
Utilities -- 5.8%
  AES Corp., Sr. Notes........................................     Ba1        8.75% 12/15/02     5,000    5,018,750
  AES Corp., Sr. Sub. Notes...................................     Ba1       8.875% 11/01/27     1,165    1,048,500
  AES Corp., Sr. Sub. Notes(d)................................     Ba1        9.50% 06/01/09     5,000    5,125,000
  AES Drax Holdings Ltd.......................................    Baa3       10.41% 12/31/20    13,750   14,300,000
  AES Drax Holdings Ltd.......................................     Ba2       11.50% 08/30/10     4,600    4,784,000
  Orion Power Holdings, Inc...................................     Ba3       12.00% 05/01/10     4,900    5,243,000
  TNP Enterprises, Inc., Sr. Notes(d).........................     Ba3       10.25% 04/01/10     3,000    3,135,000
                                                                                                       ------------
                                                                                                         38,654,250
                                                                                                       ------------
Waste Management -- 2.0%
  Allied Waste of North America, Inc., Sr. Sub. Notes.........     Ba3       7.375% 01/01/04     1,000      955,000
  Allied Waste of North America, Inc., Sr. Notes..............     Ba3       7.625% 01/01/06     3,250    3,087,500
  Allied Waste of North America, Inc., Sr. Notes..............     Ba3       7.875% 01/01/09     4,560    4,240,800
  Allied Waste of North America, Inc., Sr. Notes..............     B2        10.00% 08/01/09     3,810    3,581,400
  GNI Group, Inc., Sr. Notes(b)...............................    Caa3      10.875% 07/15/05     4,000      400,000
  WMX, Inc., Sr. Notes (cost $912,342; purchased 2/29 /00)(f).     Ba1       6.375% 12/01/03     1,000      968,450
                                                                                                       ------------
                                                                                                         13,233,150
                                                                                                       ------------
TOTAL CORPORATE BONDS
  (cost $676,426,087).................................................................................  546,649,818
                                                                                                       ------------
                                                                                              Shares
COMMON STOCK -- 0.2%                                                                         ---------
  Classic Communications, Inc.............................................................       6,000       11,625
  Dr. Pepper Bottling Holdings, Inc., (Class B)
   (cost $5,226 purchased 10/21/88)(f)....................................................       5,807      145,175
  Geotek Communications, Inc..............................................................       4,512           45
  Premier Cruises, Ltd. (cost $0; purchased 09/15/99)(f)..................................      74,058          741
  Purina Mills, Inc.......................................................................      73,288      700,816
  RCN Corp................................................................................       1,143        7,215
  Samuels Jewelers, Inc...................................................................      36,825       57,539
  PSF Holdings Group, Inc. (cost $374,377; purchased 09/17/96)(f).........................      22,025      330,375
  Star Gas Partners L.P...................................................................       2,561       44,818
  Trism, Inc..............................................................................      82,628       51,643
  Waste Systems International, Inc. (cost $1,970,169; purchased 02/01/99)(f)..............     503,351       94,378
                                                                                                       ------------
TOTAL COMMON STOCK
 (cost $8,398,876)....................................................................................    1,444,370
                                                                                                       ------------

PREFERRED STOCKS -- 6.0%
  Adelphia Communications, Inc., PIK..........................                                  65,250    5,220,000
  Ameriking, Inc., Sr. Notes PIK..............................                                  29,320       29,320
  California Federal Bancorp, Inc.............................                                 100,000    2,293,750
  Century Maintenance Supplies, PIK...........................                                  54,990    3,959,259
  Contour Energy Co...........................................                                  38,400      249,600
  CSC Holdings, Inc...........................................                                  40,704    4,243,440
  CSC Holdings, Inc., PIK.....................................                                  51,469    5,417,086

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

December 31, 2000



                                                                                                        Value
                                                                                             Shares    (Note 2)
PREFERRED STOCKS (cont'd)                                                                    ------- ------------
  Dobson Communications, PIK.....................................................              5,158 $  4,526,145
  Eagle-Picher Holdings, Inc.(a).................................................                170      377,400
  Electronic Retailing Systems International (cost $0; purchased 09/09/97)(a)(f).              1,046           10
  Fitzgerald Gaming, Inc.(a).....................................................             50,000       50,000
  Geneva Steel, Inc.(a)..........................................................             22,000          220
  Global Crossing Holdings, Ltd., PIK............................................             16,250    1,348,750
  Inter Act Systems Inc., PIK(a).................................................              4,400      330,000
  New Millenium Homes............................................................              3,000           30
  Nextel Communications, Inc., PIK...............................................              1,144      960,960
  Paxon Communications, Inc., PIK................................................                629    5,723,900
  Premocor USA, Inc..............................................................                662      145,640
  Primedia, Inc..................................................................             44,668    3,930,784
  Rural Cellular Corp., PIK......................................................                 14       11,480
  Supermarkets General Holdings Corp., PIK(a)....................................             25,000            0
  Viasystems, Inc., PIK(a).......................................................             51,744      776,164
  World Access, Inc., (cost $2,000,000; purchased 02/11/00)(a)(f)................              1,434      258,120
                                                                                                     ------------
TOTAL PREFERRED STOCKS
 (cost $54,503,548)..............................................................                      39,852,058
                                                                                                     ------------

                                                                                  Expiration
                                                                                     Date     Units
WARRANTS(a) -- 0.6%                                                               ---------- -------
  Adelphia Business Solutions....................................................   04/15/01   4,250       63,750
  Allegiance Telecommunications, Inc.............................................   02/03/08   3,800      144,400
  American Banknote Corp.........................................................   12/01/02   2,500            0
  Ampex Corp.....................................................................   03/15/03 170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)......................   03/15/05   1,295          324
  Bell Technology Group, Ltd.....................................................   05/01/05   1,250           13
  Bestel SA......................................................................   05/15/05   2,500       25,000
  Birch Telecom, Inc.............................................................   06/15/08   2,500       13,750
  Cellnet Data Systems, Inc......................................................   09/15/07   7,010           70
  Clearnet Communications, Inc...................................................   09/15/05  26,202      681,252
  Electronic Retailing Systems...................................................   02/01/04   2,000           20
  FirstWorld Communications......................................................   04/15/08   1,175       10,575
  GT Group Telecommunication, Inc................................................   02/01/10   6,725      292,537
  HFI Holdings...................................................................   07/15/02  18,093          181
  ICG Communications, Inc........................................................   10/15/05  20,790          208
  Inter Act Systems, Inc.........................................................   08/01/03   4,400           44
  Intermediate Act Electronic Mktg, Inc..........................................   12/15/09   4,400           44
  MGC Communications, Inc........................................................   10/01/04   1,950       97,500
  Nextel Int'l, Ltd..............................................................   04/15/07   1,650       33,000
  Pagemart, Inc..................................................................   12/31/03   9,200        9,200
  Powertel, Inc..................................................................   02/01/06   6,720      329,280
  Price Communications Cellular Holdings.........................................   08/01/07   6,880      412,800
  Primus Telecommunications Group................................................   08/01/04   1,500          150
  R & B Falcon...................................................................   05/01/09   2,875    1,150,000
  Star Choice Communications, Inc. (cost $0; purchased 12/18/97)(f)..............   12/15/05  69,480      590,580
  Sterling Chemicals Holdings, Inc...............................................   08/15/08     560        2,240
  TVN Entertainment Corp.........................................................   08/01/08   1,135            0
  USN Communications, Inc........................................................   08/15/04  10,590            0
  Versatel Telecommunications....................................................   05/15/08   2,000      194,000
  WamNet, Inc....................................................................   03/01/05   3,000       36,000
  Waste Systems International....................................................   01/15/06  60,000          600
  XM Satellite Radio, Inc........................................................   03/03/10   5,005            0
                                                                                                     ------------
TOTAL WARRANTS
 (cost $2,198,758)..................................................................................    4,089,218
                                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $741,527,269)................................................................................  592,035,464
                                                                                                     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

December 31, 2000


                                        Moody's                              Principal
                                         Rating      Interest    Maturity     Amount        Value
SHORT-TERM INVESTMENTS -- 15.5%       (Unaudited)      Rate        Date        (000)      (Note 2)
CORPORATE BONDS -- 0.4%               -----------    --------    --------   ----------- ------------
Aerospace -- 0.3%
  US Air, Inc., Sr. Notes..........              B3      9.625%    02/01/01 $     2,000 $  1,996,660
                                                                                        ------------
Waste Management -- 0.1%
  Clean Harbors, Inc., Sr. Notes...              B2      12.50%    05/15/01       1,250      840,625
                                                                                        ------------
TOTAL CORPORATE BONDS
 (cost $3,244,876).....................................................................    2,837,285
                                                                                        ------------
                                                                              Shares
                                                                            -----------
MUTUAL FUNDS -- 15.1%
  Prudential Core Investment Fund--Taxable Money Market Series(c) (Note 4)   99,796,916   99,796,916
                                                                                        ------------
  (cost $99,796,916)
TOTAL SHORT-TERM INVESTMENTS
 (cost $103,041,792)...................................................................  102.634,201
                                                                                        ------------
TOTAL INVESTMENTS -- 105.0%
 (cost $844,569,061; Note 6)...........................................................  694,669,665
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0)%........................................  (33,333,917
                                                                                        ------------
TOTAL NET ASSETS -- 100.0%............................................................. $661,335,748
                                                                                        ============

The following abbreviations are used in portfolio descriptions:

AG   Aktiengesellschaft (German Stock Company)
ADR  American Depository Receipt
L.P. Limited Partnership
PIK  Payment in kind securities
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Represents issuer in default on interest payments, non-income producing security.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $46,910,318; cash collateral of $47,909,565 was received with which the portfolio purchased securities.

(e) Indicates a fair valued security. The aggregate value, $1,450,746 is approximately 0.22% of net assets.

(f) Indicates a restricted security; the aggregate cost of the restricted securities is $36,996,143. The aggregate value, $24,080,758 is approximately 3.6% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                            MONEY MARKET PORTFOLIO

December 31, 2000



                                                            Principal
                                          Interest Maturity  Amount        Value
                                            Rate     Date     (000)      (Note 2)
                                          -------- -------- --------- ---------------
Bank Notes -- 9.3%
  Bank of America, N.A...................    6.48% 02/23/01   $ 7,974 $     7,897,928
  First National Bank Chicago, IL (a)....    6.89% 02/20/01     4,500       4,503,531
  Comerica Bank, N.A.....................    6.77% 01/08/01     6,000       6,000,173
  Comerica Bank, N.A.....................    6.71% 01/08/01     5,000       4,999,355
  Comerica Bank, N.A.....................   6.655% 01/19/01    26,000      25,996,470
  Lasalle Bank N.A.......................    6.71% 02/01/01    50,000      49,998,014
  National City Bank of Cleveland........    6.73% 02/09/01     5,000       4,999,747
  Southtrust Bank N.A....................    6.70% 03/06/01    11,000      10,999,976
                                                                      ---------------
                                                                          115,395,194
                                                                      ---------------
Certificates of Deposit-Domestic -- 0.2%
  First Tennessee Bank N.A...............    6.54% 02/28/01     3,000       2,999,959
                                                                      ---------------
Certificates of Deposit-Yankee -- 10.7%
  Abbey National Treasury Services PLC...    7.42% 05/21/01     4,000       4,004,976
  Banca Commercial Italiana..............    6.66% 03/09/01    20,000      20,001,681
  Bank Austria AG........................    6.65% 02/13/01    15,000      14,999,254
  Bank of Nova Scotia....................    6.65% 02/01/01    10,000       9,999,597
  Bayerische Hypotheken und Wechsel Bank.    6.72% 02/14/01     4,000       3,999,846
  Deutsche Bank AG.......................    6.70% 02/22/01       500         499,805
  Deutsche Bank AG.......................    6.73% 03/16/01     2,000       1,999,975
  Landesbank Baden Capital...............    6.64% 02/21/01    15,000      15,000,430
  LB Badenwurtt..........................    6.64% 02/26/01    15,000      15,000,754
  National Bank of Canada................    6.57% 03/05/01     5,000       5,000,000
  Societe Generale.......................    6.75% 01/16/01    25,000      25,000,000
  Svenska Handelsbanken..................    6.75% 03/16/01     2,500       2,497,649
  Westpac Banking Corp...................    6.52% 01/29/01    15,000      14,999,453
                                                                      ---------------
                                                                          133,003,420
                                                                      ---------------
Commercial Paper -- 52.0%
  Associates First Capital B.V...........    6.54% 02/12/01     8,503       8,438,122
  Associates First Capital B.V...........    6.54% 02/13/01    14,210      14,098,996
  Bank One Australia, Ltd................    6.55% 02/13/01    20,000      19,843,528
  BBL North America......................    6.54% 01/24/01     8,000       7,966,573
  BellSouth Telecommunications, Inc......    6.40% 02/28/01    15,000      14,845,333
  BHF Finance, Inc.......................    6.46% 02/28/01     6,057       5,993,960
  Black Forest Funding Corp..............    6.73% 01/16/01     4,000       3,988,783
  Black Forest Funding Corp..............    6.75% 01/16/01     1,000         997,188
  Blue Ridge Asset Funding...............    6.70% 01/25/01    20,968      20,874,343
  Blue Ridge Asset Funding...............    6.51% 02/14/01     9,555       9,478,974
  Blue Ridge Asset Funding...............    6.51% 02/20/01     1,225       1,213,924
  Brahms Funding Corp....................    6.64% 01/19/01     4,000       3,986,720
  Brahms Funding Corp....................    6.62% 01/22/01    17,000      16,934,352
  British Aerospace......................    6.12% 05/25/01    25,000      24,388,000
  British Telecommunications PLC.........    6.43% 02/20/01    11,285      11,184,219
  CIT Group, Inc.........................    6.55% 01/30/01     5,000       4,973,618
  Clipper Receivables Corp...............    6.63% 01/26/01    19,270      19,181,278
  Cregem North America, Inc..............    6.54% 02/08/01    15,000      14,896,450
  Cregem North America, Inc..............    6.53% 02/12/01    23,000      22,824,778
  CXC, Inc...............................    6.58% 01/26/01    10,000       9,954,306
  Delaware Funding Corp..................    6.50% 02/06/01     3,388       3,365,978
  Den Danske Corp........................    6.55% 01/31/01    32,820      32,640,857
  Den Norske Bank........................    6.51% 02/12/01     7,000       6,946,835
  Den Norske Bank........................    6.53% 02/20/01     5,000       4,954,653
  Diamlerchrysler NA Holding Corp........    6.52% 03/26/01    58,000      57,117,626
  Eaton Corp.............................    6.80% 01/12/01     3,000       2,993,767
  Edison Asset Securitization LLC........    6.55% 01/31/01     5,117       5,089,070
  Enterprise Funding Corp................    6.51% 03/30/01     6,773       6,665,219

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2000


                                                                                                   Principal
                                                                                 Interest Maturity  Amount        Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- ---------------
Commercial Paper (cont'd.)
  Falcon Asset Securitization Corp..............................................    6.44% 02/27/01   $14,630 $    14,480,823
  Fleet Funding Corp............................................................    6.75% 01/11/01     1,016       1,014,095
  Forrestal Funding Master Trust................................................    6.56% 02/08/01     3,940       3,912,718
  Forrestal Funding Master Trust................................................    6.35% 03/16/01    10,980      10,836,680
  GE Capital International Funding..............................................    6.52% 02/12/01    13,000      12,901,113
  General Electric Capital Corp.................................................    6.58% 02/13/01    30,500      30,260,287
  General Motors Acceptance Corp................................................    6.53% 01/24/01    10,154      10,111,638
  Homeside Lending..............................................................    6.55% 02/28/01     6,000       5,936,683
  Intrepid Funding Master Trust.................................................    6.54% 01/26/01     5,595       5,569,589
  Intrepid Funding Master Trust.................................................    6.54% 02/15/01     1,506       1,493,689
  Intrepid Funding Master Trust.................................................    6.52% 03/13/01    14,000      13,819,976
  Lone Star Funding LLC.........................................................    6.57% 01/26/01     7,000       6,968,062
  Lone Star Funding LLC.........................................................    6.57% 01/29/01     2,000       1,989,780
  Lone Star Funding LLC.........................................................    6.55% 02/13/01     7,000       6,945,235
  Market Street Funding Corp....................................................    6.66% 01/12/01     5,395       5,384,021
  Morgan (J.P.) & Co., Inc......................................................    6.51% 02/14/01    15,000      14,880,650
  Nationwide Building Society...................................................    6.53% 02/08/01     6,444       6,399,583
  PNC Funding Corp..............................................................    6.59% 02/28/01    17,000      16,819,507
  Sweetwater Capital Corp.......................................................    6.66% 01/19/01     2,023       2,016,263
  Sweetwater Capital Corp.......................................................    6.67% 01/26/01     3,325       3,309,599
  Sweetwater Capital Corp.......................................................    6.55% 02/20/01     3,034       3,006,399
  Sweetwater Capital Corp.......................................................    6.55% 02/21/01     3,034       3,005,847
  Telstra Corp., Ltd............................................................    6.50% 02/21/01     2,275       2,254,051
  Telstra Corp., Ltd............................................................    6.47% 04/03/01     1,249       1,228,348
  Thunder Bay Funding, Inc......................................................    6.70% 01/16/01     5,000       4,986,042
  Unifunding, Inc...............................................................    6.53% 01/22/01    20,415      20,337,236
  Unilever N.V.(a)..............................................................    6.70% 03/07/01    26,000      26,000,000
  Verizon Network Fund..........................................................    6.42% 02/21/01    30,000      29,727,150
  Vodafone Airtouch PLC.........................................................    6.62% 01/24/01    10,000       9,957,706
  Vodafone Airtouch PLC.........................................................    6.65% 01/31/01    12,000      11,933,500
                                                                                                             ---------------
                                                                                                                 643,323,720
                                                                                                             ---------------
Other Corporate Obligations -- 20.6%
  Associates Corp. N.A.(a)......................................................    6.83% 01/03/01    14,000      14,005,644
  AXA Financial, Inc............................................................    6.86% 01/19/01     3,000       3,000,000
  Banc One Corp.(a).............................................................    6.79% 02/07/01     6,000       6,000,868
  Bank One Corp.(a).............................................................    6.93% 01/29/01     6,000       6,008,946
  First Chicago Corp.(a)........................................................    6.88% 02/15/01     7,000       7,003,167
  First Chicago Corp.(a)........................................................    6.61% 03/19/01     8,000       8,002,592
  CIT Group, Inc.(a)............................................................    6.71% 01/16/01     4,000       3,997,027
  CIT Group, Inc................................................................    6.25% 03/28/01     1,000         998,715
  Corestates Capital............................................................    5.62% 02/12/01     2,400       2,397,437
  GE Capital Assurance (cost $8,000,000; purchased 7/19/00)(a)(b)...............    6.73% 01/22/01     8,000       8,000,000
  Goldman Sachs Group L.P.(a)...................................................    6.73% 03/15/01    45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)..................................................    6.71% 01/16/01     1,000       1,000,064
  Merrill Lynch & Co., Inc.(a)..................................................    6.66% 01/11/01    18,000      17,991,806
  Merrill Lynch & Co., Inc.(a)..................................................    6.58% 03/12/01    15,000      15,000,000
  Morgan Stanley Dean Witter & Co.(a)...........................................    6.67% 01/16/01     4,000       3,999,996
  Morgan Stanley Group, Inc.(a).................................................    6.72% 03/19/01     8,000       8,014,679
  Morgan Stanley Group, Inc.(a).................................................    6.64% 01/16/01    25,000      25,000,000
  Restructured Asset Securities--Racers 2000(a).................................    6.73% 01/15/01    15,000      15,000,000
  Security Life of Denver (cost $15,000,000; purchased 3/21/00)(a)(b)...........    6.87% 01/12/01    15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $9,000,000; purchased 9 /11/00)(a)(b).    6.71% 01/18/01     9,000       9,000,000
  Strategic MM Tr...............................................................    6.58% 03/13/01     3,000       3,000,000
  Strategic MM Tr 2000-A(a).....................................................    6.73% 01/15/01    23,000      23,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)...............    6.85% 01/08/01     8,000       8,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2000


                                                                                Principal
                                                              Interest Maturity  Amount       Value
                                                                Rate     Date     (000)      (Note 2)
                                                              -------- -------- --------- --------------
Other Corporate Obligations (cont'd.)
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)(b).    6.84% 03/05/01   $ 2,000 $    2,000,000
  US Bancorp.................................................    7.11% 01/16/01     5,000      5,017,338
                                                                                          --------------
                                                                                             255,438,279
                                                                                          --------------
U. S. Government Obligations -- 5.3%
  Federal Home Loan Bank(a)..................................    6.21% 01/19/01    15,000     14,997,825
  Federal National Mortgage Association......................    6.63% 11/14/01    50,000     49,998,299
                                                                                          --------------
                                                                                              64,996,124
                                                                                          --------------
TOTAL INVESTMENTS -- 98.1%
 (amortized cost $1,215,156,696;(c)).....................................................  1,215,156,696
                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.9%............................................     23,040,058
                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................... $1,238,196,754
                                                                                          ==============

The following abbreviations are used in portfolio descriptions:

               AG   Aktiengesellschaft (German Stock Company)
               LLC  Limited Liability Company
               L.P. Limited Partnership
               NA   National Association
               N.V. Naamloze Vennootschap (Dutch Corporation)
               PLC  Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2000.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $42,000,000 and represents 3.4% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 was as follows:

                  Commercial Banks.....................  43.1%
                  Security Brokers & Dealers...........  12.1%
                  Asset Backed Securities..............  11.1%
                  Phone Company Communications.........   5.6%
                  Federal Credit Agencies..............   4.4%
                  Motor Vehicle Parts..................   4.7%
                  Bank Holding Company U.S.............   3.8%
                  Short Term Business Credit...........   3.6%
                  Personal Credit Institution..........   3.0%
                  Life Insurance.......................   2.5%
                  Aircraft & Parts.....................   1.8%
                  Food & Kindred Products..............   1.8%
                  Mortgage Bankers.....................   0.4%
                  Electric & Equipment, Computer.......   0.2%
                                                        -----
                                                         98.1%
                  Other assets in excess of liabilities   1.9%
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                         PRUDENTIAL JENNISON PORTFOLIO

December 31, 2000



LONG-TERM                                              Value
INVESTMENTS - 96.9%                        Shares     (Note 2)
COMMON STOCKS                             --------- ------------
Advertising -- 1.5%
  Omnicom Group, Inc.....................   522,800 $ 43,327,050
                                                    ------------
Computers -- 6.8%
  Compaq Computer Corp...................   937,900   14,115,395
  Dell Computer Corp.(a)................. 1,698,500   29,617,594
  EMC Corp.(a)...........................   476,400   31,680,600
  Hewlett-Packard Co..................... 1,369,200   43,215,375
  International Business Machines Corp.
   (IBM).................................   653,000   55,505,000
  Sun Microsystems, Inc.(a)..............   810,000   22,578,750
                                                    ------------
                                                     196,712,714
                                                    ------------
Computer Software & Services -- 6.4%
  ASM Lithography Holding NV
   (Netherlands)(a)......................   659,400   14,877,713
  Cisco Systems, Inc.(a)................. 2,443,900   93,479,175
  Juniper Networks, Inc.(a)..............   130,300   16,425,944
  Microsoft Corp.(a)..................... 1,202,700   52,167,112
  VERITAS Software Corp.(a)..............   117,450   10,276,875
                                                    ------------
                                                     187,226,819
                                                    ------------
Diversified Operations -- 4.1%
  Corning, Inc...........................   520,000   27,462,500
  General Electric Co.................... 1,935,600   92,787,825
                                                    ------------
                                                     120,250,325
                                                    ------------
Drugs & Medical Supplies -- 18.4%
  American Home Products Corp............ 1,693,400  107,615,570
  Amgen, Inc.(a).........................   940,700   60,146,006
  Genetech, Inc.(a)......................   482,600   39,331,900
  Lilly (Eli) & Co.......................   733,200   68,233,425
  Pfizer, Inc............................ 2,422,900  111,453,400
  Pharmacia Corp......................... 1,153,794   70,381,434
  Schering-Plough Corp................... 1,080,200   61,301,350
  Serono SA, ADR (Switzerland)(a)........   702,800   16,823,275
                                                    ------------
                                                     535,286,360
                                                    ------------
Electronics -- 3.6%
  Analog Devices, Inc.(a)................    30,200    1,545,863
  Applied Materials, Inc.(a).............   255,900    9,772,181
  Applied Micro Circuits Corp.(a)........   254,400   19,091,925
  Intel Corp.............................   856,200   25,900,050
  Texas Instruments, Inc.................   987,500   46,782,812
                                                    ------------
                                                     103,092,831
                                                    ------------
Financial Services -- 13.4%
  American Express Co.................... 1,621,300   89,070,169
  Citigroup, Inc......................... 2,172,400  110,928,175
  Goldman Sachs Group, Inc...............   409,700   43,812,294
  J. P. Morgan & Co., Inc.(a)............   300,100   49,666,550
  Merrill Lynch & Co., Inc...............   739,000   50,390,562
  Morgan Stanley Dean Witter & Co........   579,540   45,928,545
                                                    ------------
                                                     389,796,295
                                                    ------------
Food & Beverage -- 0.5%
  PepsiCo, Inc...........................   298,800   14,809,275
                                                    ------------
Insurance -- 1.9%
  American International Group, Inc......   568,337   56,016,716
                                                    ------------
Internet Software -- 0.3%
  Verisign, Inc.(a)......................   115,300    8,553,819
                                                    ------------
Manufacturing -- 1.3%
  Minnesota Mining and Manufacturing Co.
   (3M)..................................   312,400   37,644,200
                                                    ------------
Media -- 7.6%
  AT&T Corp.--Liberty Media Group
   (Class "A" Stock)(a).................. 3,164,400   42,917,175
  Time Warner, Inc.......................   843,200   44,048,768

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           Univision Communications, Inc.(a)..   940,500 $   38,501,719
           Viacom, Inc.(a).................... 2,021,419     94,501,338
                                                         --------------
                                                            219,969,000
                                                         --------------
         Oil & Gas Services -- 3.9%
           Halliburton Co.....................   820,500     29,743,125
           Schlumberger, Ltd.................. 1,043,400     83,406,787
                                                         --------------
                                                            113,149,912
                                                         --------------
         Retail -- 10.8%
           Costco Wholesale Corp.(a)..........   687,900     27,473,006
           Home Depot, Inc.................... 2,421,400    110,627,713
           Kohl's Corp.(a).................... 1,277,200     77,909,200
           Target Corp........................   654,000     21,091,500
           Tiffany & Co....................... 1,051,800     33,263,175
           Wal-Mart Stores, Inc...............   830,600     44,125,625
                                                         --------------
                                                            314,490,219
                                                         --------------
         Telecommunications -- 16.4%
           General Motors Corp.
            (Class "H" Stock)(a).............. 1,053,800     24,237,400
           Global Crossing, Ltd.(a)........... 1,579,200     22,602,300
           JDS Uniphase Corp.(a)..............   503,200     20,977,150
           Metromedia Fiber Network, Inc.(a)..   919,600      9,310,950
           Motorola, Inc...................... 1,785,200     36,150,300
           Nextel Communications, Inc.(a).....   959,600     23,750,100
           Nokia Corp. ADR (Finland).......... 2,812,100    122,326,350
           Nortel Networks Corp............... 1,160,100     37,195,706
           NTL, Inc.(a).......................   756,050     18,097,947
           Qwest Communications International
            Inc.(a)........................... 1,453,600     59,597,600
           Vodafone Group PLC, ADR (United
            Kingdom).......................... 2,822,981    101,098,007
                                                         --------------
                                                            475,343,810
                                                         --------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $2,933,850,202).........................  2,815,669,345
                                                         --------------

                                              Principal
                                                Amount
       SHORT-TERM                               (000)
       INVESTMENT -- 3.7%                     ----------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          5.96%, 01/02 /01
          (cost $106,641,000; Note 5)........ $  106,641    106,641,000
                                                         --------------
       TOTAL INVESTMENTS -- 100.6%
        (cost $3,040,491,202; Note 6)...................  2,922,310,345
                                                         --------------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.6)%................................    (16,261,402)
                                                         --------------
       NET ASSETS -- 100.0%............................. $2,906,048,943
                                                         ==============


The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                     SMALL CAPITALIZATION STOCK PORTFOLIO

December 31, 2000



      LONG-TERM INVESTMENTS -- 93.1%
                                                                Value
                                                    Shares    (Note 2)
      COMMON STOCKS                                -------- -------------
      Advertising -- 0.5%
        ADVO, Inc.(a).............................   30,400 $   1,349,000
        Cyrk, Inc.(a).............................   24,100        72,300
        HA-LO Industries, Inc.(a).................   97,800       220,050
        Penton Media, Inc.........................   47,600     1,279,250
                                                            -------------
                                                                2,920,600
                                                            -------------
      Aerospace -- 0.8%
        AAR Corp..................................   40,050       505,631
        Alliant Techsystems, Inc.(a)..............   20,650     1,378,387
        BE Aerospace, Inc.(a).....................   38,300       612,800
        GenCorp, Inc..............................   62,500       601,563
        Kaman Corp. (Class "A" Stock).............   33,400       563,625
        Orbital Sciences Corp.(a).................   56,200       231,825
        Trimble Navigation, Ltd.(a)...............   35,000       840,000
                                                            -------------
                                                                4,733,831
                                                            -------------
      Agricultural Products & Services -- 0.3%
        Agribrands International, Inc.(a).........   14,600       781,100
        Delta & Pine Land Co......................   57,700     1,208,094
                                                            -------------
                                                                1,989,194
                                                            -------------
      Airlines -- 0.8%
        Atlantic Coast Airlines Holdings, Inc.(a).   31,700     1,295,737
        Mesa Air Group, Inc.(a)...................   48,800       341,600
        Midwest Express Holdings, Inc.(a).........   20,800       305,500
        SkyWest, Inc..............................   83,300     2,394,875
                                                            -------------
                                                                4,337,712
                                                            -------------
      Apparel -- 0.9%
        Chico's FAS, Inc.(a)......................   26,200       546,925
        Fossil, Inc.(a)...........................   46,100       667,729
        Genesco Inc.(a)...........................   21,300       520,519
        Pacific Sunwear of California, Inc.(a)....   47,800     1,224,875
        Phillips-Van Heusen Corp..................   41,000       533,000
        Russell Corp..............................   48,000       741,000
        Wolverine World Wide, Inc.................   61,812       942,633
                                                            -------------
                                                                5,176,681
                                                            -------------
      Appliances & Home Furnishings -- 0.1%
        Applica, Inc.(a)..........................   34,400       167,700
        Salton, Inc.(a)(b)........................   18,100       374,444
                                                            -------------
                                                                  542,144
                                                            -------------
      Autos-Cars & Trucks -- 0.4%
        Midas, Inc................................   22,700       270,981
        Myers Industries, Inc.....................   32,083       465,203
        Spartan Motors, Inc.......................   16,500        27,844
        Standard Motor Products, Inc..............   18,500       136,438
        TBC Corp.(a)..............................   31,200       142,350
        Tenneco Automotive, Inc...................   53,200       159,600
        Titan International, Inc..................   30,900       131,325
        Tower Automotive, Inc.(a).................   67,600       608,400
        Wabash National Corp......................   34,300       295,837
                                                            -------------
                                                                2,237,978
                                                            -------------
      Banks and Savings & Loans -- 6.0%
        Anchor BanCorp Wisconsin, Inc.............   34,700       555,200
        Centura Banks, Inc........................   58,800     2,837,100
        Chittenden Corp...........................   39,700     1,203,406
        Commercial Federal Corp...................   81,525     1,584,642

                                                             Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                            -------- -------------
         Banks and Savings & Loans (cont'd.)
           Community First Bankshares, Inc.....   63,300 $   1,194,787
           Cullen/Frost Bankers, Inc...........   78,000     3,261,375
           Downey Financial Corp...............   42,444     2,334,420
           East West Bancorp, Inc..............   16,100       401,494
           First Bancorp/Puerto Rico...........   39,700       937,913
           First Midwest Bancorp, Inc..........   60,800     1,748,000
           GBC Bancorp.........................   17,400       667,725
           Imperial Bancorp(a).................   66,800     1,753,500
           Investors Financial Services Corp...   16,300     1,401,800
           New York Community Bancorp, Inc.....   40,450     1,486,537
           Provident Bankshares Corp...........   39,851       831,890
           Riggs National Corp.................   42,400       590,950
           Silicon Valley Group, Inc.(a).......   51,100     1,469,125
           Southwest Bancorp(a)................   42,500     1,824,844
           Staten Island Bancorp, Inc..........   53,100     1,135,013
           Susquehanna Bancshares, Inc.........   57,000       940,500
           TrustCo Bank Corp...................   91,313     1,112,877
           United Bankshares, Inc..............   61,800     1,313,250
           Washington Federal, Inc.............   78,000     2,218,125
           Whitney Holding Corp................   33,700     1,223,731
                                                         -------------
                                                            34,028,204
                                                         -------------
         Chemicals -- 2.0%
           Arch Chemicals, Inc.................   33,000       585,750
           AVT Corp.(a)........................   46,200       229,556
           Cambrex Corp........................   37,900     1,714,975
           Chemed Corp.........................   15,100       507,738
           Chemfirst, Inc.(a)..................   22,300       491,994
           Georgia Gulf Corp...................   47,000       801,937
           MacDermid, Inc......................   46,200       877,800
           Mississippi Chemical Corp...........   39,072       123,077
           OM Group, Inc.......................   35,800     1,955,575
           Omnova Solutions, Inc...............   58,800       352,800
           Penford Corp........................   10,800       153,900
           PolyOne Corp........................  141,000       828,375
           Quaker Chemical Corp................   13,100       246,444
           Scotts Co. (Class "A" Stock)(a).....   41,900     1,547,681
           TETRA Technologies, Inc.(a).........   20,500       317,750
           WD-40 Co............................   23,200       450,950
           Wellman, Inc........................   33,400       471,775
                                                         -------------
                                                            11,658,077
                                                         -------------
         Collectibles & Gifts -- 0.2%
           Action Performance Cos., Inc.(a)(b).   24,600        58,425
           Department 56, Inc.(a)..............   20,100       231,150
           Enesco Group, Inc.(a)...............   20,200        94,688
           Lennox International, Inc...........   83,500       647,125
                                                         -------------
                                                             1,031,388
                                                         -------------
         Commercial Services -- 3.0%
           ABM Industries, Inc.................   34,000     1,041,250
           Billing Concepts Corp.(a)...........   62,900       125,800
           Bowne & Co., Inc....................   50,000       528,125
           Central Parking Corp................   54,250     1,085,000
           ChoicePoint, Inc.(a)................   41,370     2,712,321
           Consolidated Graphics, Inc.(a)......   19,500       232,781
           CPI Corp............................   11,600       232,000
           Dendrite International, Inc.(a).....   59,850     1,339,144
           eLoyalty Corp.(a)...................   74,200       479,981

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

December 31, 2000


                                                              Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Commercial Services (cont'd.)
           F.Y.I., Inc.(a).......................  23,900 $     881,312
           Foster Wheeler Corp...................  60,600       318,150
           Franklin Covey Co.(a).................  30,700       230,250
           Information Holdings, Inc.(a).........  21,600       506,250
           Information Resources, Inc.(a)........  43,200       143,100
           Insurance Auto Auctions, Inc.(a)......  17,000       204,000
           John H. Harland Co....................  42,400       598,900
           Labor Ready, Inc.(a)..................  61,850       204,878
           MAXIMUS, Inc.(a)......................  31,200     1,090,050
           MemberWorks, Inc.(a)..................  23,200       493,000
           Morrison Management Specialists, Inc..  19,200       670,272
           Nelson Thomas, Inc....................  21,250       148,750
           On Assignment, Inc.(a)................  34,400       980,400
           PAREXEL International Corp.(a)........  36,900       398,981
           Pre-Paid Legal Services, Inc.(a)......  34,000       867,000
           Profit Recovery Group Int'l, Inc.(a)..  72,200       460,275
           Startek, Inc.(a)......................  21,100       324,413
           Symbol Technologies, Inc.(b)..........   3,850       138,600
           Volt Information Sciences, Inc.(a)....  22,500       466,875
                                                          -------------
                                                             16,901,858
                                                          -------------
         Computer Services -- 6.0%
           Actel Corp.(a)........................  36,300       878,006
           American Management
            Systems, Inc.(a)(b)..................  62,450     1,237,291
           Analysts International Corp...........  33,900       129,244
           Aspen Technology, Inc.(a).............  43,000     1,429,750
           Auspex System, Inc.(a)................  63,100       441,700
           Avid Technology, Inc.(a)..............  37,200       679,481
           BISYS Group, Inc.(a)(b)...............  22,800     1,188,450
           Black Box Corp.(a)....................  28,300     1,367,244
           Brooktrout, Inc.(a)...................  18,500       175,172
           CACI International, Inc.
            (Class "A" Stock)(a).................  16,900       388,964
           Cerner Corp.(a).......................  51,700     2,391,125
           Ciber, Inc.(a)........................  88,800       432,900
           Computer Task Group, Inc..............  30,400       119,700
           Epicor Software Corp.(a)..............  23,800        19,338
           ePresence, Inc.(a)....................  35,500       154,203
           FactSet Research Systems, Inc.........  48,400     1,794,188
           Fair, Issac & Co., Inc................  21,800     1,111,800
           FileNet Corp.(a)......................  51,900     1,414,275
           Hutchinson Technology, Inc.(a)........  37,300       512,875
           Insight Enterprises, Inc.(a)..........  62,400     1,119,300
           Kroll-O' Gara Co.(a)..................  33,500       201,000
           Mercury Computer Systems, Inc.(a).....  32,100     1,490,644
           Midway Games, Inc.(a).................  55,930       397,103
           National Data Corp....................  49,225     1,802,866
           NYFIX, Inc.(a)........................  37,300       902,194
           Phoenix Technologies, Ltd.(a).........  39,500       532,633
           Pinnacle Systems, Inc.(a).............  75,500       556,813
           Progress Software Corp.(a)............  53,100       766,631
           QRS Corp.(a)..........................  22,000       281,875
           Radiant Systems, Inc.(a)..............  27,800       569,900
           RadiSys Corp.(a)......................  25,900       670,162
           Read-Rite Corp.(a)....................  93,200       375,713
           RSA Security, Inc.(a).................  59,200     3,130,200
           Scott Technologies, Inc.(a)...........  24,900       557,137

                                                               Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Computer Services (cont'd.)
          SONICblue, Inc.(a)...................... 138,300 $     570,487
          Standard Microsystems Corp.(a)..........  23,900       483,975
          Teledyne Technologies, Inc.(a)..........  46,500     1,098,562
          Xircom, Inc.(a).........................  44,900       695,950
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  46,300     1,888,895
                                                           -------------
                                                              33,957,746
                                                           -------------
        Construction -- 2.4%
          Butler Manufacturing Co.................   9,600       243,000
          Coachmen Industries, Inc................  23,100       242,550
          Dycom Industries, Inc.(a)...............  29,550     1,061,953
          Elcor Corp..............................  29,100       491,063
          Florida Rock Industries, Inc............  27,500     1,075,937
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  36,700     1,463,412
          M.D.C. Holdings, Inc....................  31,300     1,031,335
          NVR, Inc.(a)............................  13,300     1,643,880
          Shaw Group, Inc.(a).....................  60,200     3,010,000
          Simpson Manufacturing Co., Inc.(a)......  18,100       923,100
          Standard Pacific Corp...................  44,850     1,048,369
          Thomas Industries, Inc..................  22,650       526,613
          Washington Group International, Inc.(a).  77,900       637,806
                                                           -------------
                                                              13,399,018
                                                           -------------
        Consumer Cyclical -- 0.1%
          Aaron Rents, Inc........................  29,600       416,250
          JAKKS Pacific, Inc.(a)..................  27,000       246,375
                                                           -------------
                                                                 662,625
                                                           -------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  53,600     1,574,500
                                                           -------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  24,900       169,631
                                                           -------------
        Distribution/ Wholesalers -- 0.4%
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  14,500       230,187
          Castle (A.M.) & Co......................  20,400       204,000
          SCP Pool Corp.(a).......................  25,500       766,594
          United Stationers, Inc.(a)..............  51,500     1,236,000
                                                           -------------
                                                               2,436,781
                                                           -------------
        Diversified Manufacturing Operations -- 1.1%
          Barnes Group, Inc.......................  27,900       554,513
          CLARCOR, Inc............................  36,600       757,162
          CUNO, Inc.(a)...........................  24,600       659,587
          Griffon Corp.(a)........................  44,200       348,075
          Insteel Industries, Inc.(a).............   6,500        11,781
          Intermet Corp...........................  28,300       102,588
          Lydall, Inc.(a).........................  23,600       205,025
          Mueller Industries, Inc.(a).............  50,300     1,348,669
          SPS Technologies, Inc.(a)...............  19,200     1,052,400
          Standex International Corp..............  18,400       379,500
          Valmont Industries, Inc.................  34,100       626,587
                                                           -------------
                                                               6,045,887
                                                           -------------
        Diversified Operations
          Harbor Global Co., Ltd.(a)..............   7,300        36,500
                                                           -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

December 31, 2000


                                                             Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                            ------- -------------
          Drugs & Medical Supplies -- 5.7%
            Advanced Tissue Sciences, Inc.(a)...  93,400 $     283,119
            Alliance Pharmaceutical Corp.(a)....  71,600       617,550
            Cephalon, Inc.(a)(b)................  61,700     3,906,381
            Coherent, Inc.(a)...................  40,700     1,322,750
            CONMED Corp.(a).....................  23,100       395,588
            COR Therapeutics, Inc.(a)(b)........  24,200       851,538
            Cygnus, Inc.(a).....................  40,600       197,925
            CyroLife, Inc.(a)...................  21,400       647,350
            Diagnostic Products Corp............  20,800     1,136,200
            Enzo Biochem, Inc.(a)...............  38,518       958,135
            Hologic, Inc.(a)....................  23,200       123,250
            IDEXX Laboratories, Inc.(a).........  50,000     1,100,000
            Immune Response Corp.(a)............  44,100       115,763
            Invacare Corp.......................  44,800     1,534,400
            Medicis Pharmaceutical Corp.
             (Class "A" Stock)(a)...............  44,400     2,625,150
            NBTY, Inc.(a)....................... 102,900       488,775
            Noven Pharmaceuticals, Inc.(a)......  33,300     1,244,587
            Osteotech, Inc.(a)..................  21,000        99,750
            Owens & Minor, Inc..................  49,800       883,950
            PolyMedica Corp.(a).................  20,000       667,500
            Priority Healthcare Corp.(a)........  68,332     2,788,800
            Regeneron Pharmaceuticals, Inc.(a)..  55,300     1,950,189
            ResMed, Inc.(a)(b)..................  46,400     1,850,200
            Respironics, Inc.(a)................  44,200     1,259,700
            SpaceLabs Medical, Inc.(a)..........  14,300       185,900
            Sybron Dental Specialties, Inc.(a)..  51,900       875,812
            Syncor International Corp.(a).......  36,100     1,313,137
            Techne Corp.(a).....................  62,400     2,250,300
            Vital Signs, Inc....................  18,400       591,100
                                                         -------------
                                                            32,264,799
                                                         -------------
          Electrical Equipment -- 2.4%
            Anixter International, Inc.(a)......  55,300     1,195,863
            Baldor Electric Co..................  50,366     1,063,982
            C&D Technologies, Inc...............  39,400     1,701,588
            C-Cube Microsystems, Inc.(a)........  74,100       912,356
            Gentex Corp.(a)..................... 110,500     2,058,062
            KEMET Corp.(a)......................  23,500       355,438
            Kent Electronics Corp.(a)...........  42,900       707,850
            Kulicke & Soffa Industries, Inc.(a).  73,200       823,500
            MagneTek, Inc.(a)...................  18,800       244,400
            SLI, Inc............................  52,000       334,750
            Technitrol, Inc.....................  50,000     2,056,250
            Valence Technology, Inc.(a).........  56,900       529,881
            Vicor Corp.(a)......................  63,700     1,934,887
                                                         -------------
                                                            13,918,807
                                                         -------------
          Electronic Components -- 1.0%
            Alliance Semiconductor Corp.(a).....  62,000       701,375
            APW, Ltd.(a)........................  59,000     1,991,250
            AXT, Inc.(a)........................  32,400     1,071,225
            Bel Fuse, Inc. Class B..............  10,900       370,600
            Cymer, Inc.(a)......................  33,100       851,808
            Rogers Corp.(a).....................  12,800       525,600
            Supertex, Inc.(a)...................  13,200       260,906
                                                         -------------
                                                             5,772,764
                                                         -------------

                                                                Value
       COMMON STOCKS                                 Shares   (Note 2)
       (Continued)                                   ------- -----------
       Electronics -- 3.6%
         Alpha Industries, Inc.(a)..................  64,000 $ 2,368,000
         Analogic Corp..............................  19,100     851,144
         Artesyn Technologies, Inc.(a)..............  57,300     909,637
         Audiovox Corp.(a)..........................  33,900     305,100
         Belden, Inc................................  36,800     933,800
         Benchmark Electronics, Inc.(a).............  29,100     656,569
         BMC Industries, Inc........................  41,100     200,363
         Cable Design Technologies Corp.(a).........  65,050   1,093,653
         Checkpoint Systems, Inc.(a)................  45,200     336,175
         Cohu, Inc..................................  30,500     425,094
         CTS Corp...................................  41,800   1,523,087
         Dionex Corp.(a)............................  33,100   1,141,950
         Electro Scientific Industries, Inc.(a).....  40,100   1,122,800
         Electroglas, Inc.(a).......................  31,000     474,687
         Esterline Technologies Corp.(a)............  25,900     679,875
         Helix Technology Corp......................  33,900     802,477
         Innovex, Inc.(a)...........................  22,300     150,525
         Intermagnetics General Corp.(a)............  22,056     369,438
         Itron, Inc.(a)(b)..........................  22,900      83,013
         Keithley Instruments, Inc..................  16,800     723,450
         Methode Eletronics, Inc. (Class "A" Stock)   53,700   1,231,744
         Park Electrochemical Corp..................  23,800     730,362
         Photronics, Inc.(a)........................  44,500   1,042,969
         Pioneer-Standard Electronics, Inc.(b)......  41,100     452,100
         Robotic Vision Systems, Inc.(a)(b).........  52,900     145,475
         Three-Five Systems, Inc.(a)................  32,450     584,100
         Ultratech Stepper, Inc.(a).................  31,700     820,237
         X-Rite, Inc................................  31,800     248,438
                                                             -----------
                                                              20,406,262
                                                             -----------
       Energy -- 0.9%
         Advanced Energy Industries, Inc.(a)........  41,000     922,500
         NUI Corp...................................  19,600     630,875
         UGI Corp...................................  40,100   1,015,031
         Unisource Energy Corp......................  48,500     912,406
         Veritas DGC, Inc.(a).......................  44,400   1,434,120
                                                             -----------
                                                               4,914,932
                                                             -----------
       Engineering -- 0.1%
         URS Corp.(a)...............................  24,900     365,719
                                                             -----------
       Environmental Services -- 0.4%
         Ionics, Inc.(a)............................  24,100     683,837
         Tetra Tech, Inc.(a)........................  59,450   1,894,969
                                                             -----------
                                                               2,578,806
                                                             -----------
       Financial Services -- 3.5%
         AmeriCredit Corp.(a).......................  27,800     757,550
         Commerce Bancorp, Inc......................  46,694   3,192,703
         Dain Rauscher Corp.........................  19,700   1,865,344
         Eaton Vance Corp........................... 104,900   3,383,025
         Hudson United Bancorp......................  78,992   1,653,895
         Jeffries Group, Inc........................  36,600   1,143,750
         MAF Bancorp, Inc...........................  34,000     966,875
         Morgan Keegan, Inc.........................  42,800   1,134,200
         Radian Group, Inc..........................  14,900   1,118,431
         Raymond James Financial, Inc...............  69,118   2,410,490
         South Financial Group, Inc.................  63,900     846,675
         Southwest Securities Group, Inc.(b)........  23,960     619,965
         Tucker Anthony Sutro Corp..................  32,900     808,106
                                                             -----------
                                                              19,901,009
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2000


                                                                Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Food & Beverage -- 2.5%
        American Italian Pasta Co.
         (Class "A" Stock)(a)......................  27,700 $     742,706
        Chiquita Brands International, Inc.(a)(b)..  59,775        59,775
        Coca-Cola Bottling Co......................  13,200       499,950
        Constellation Brands, Inc.
         (Class "A" Stock)(a)......................  27,400     1,609,750
        Corn Products International, Inc...........  52,600     1,528,687
        Earthgrains Co.............................  63,000     1,165,500
        Fleming Cos., Inc..........................  58,700       693,394
        Hain Celestial Group, Inc.(a)..............  47,800     1,553,500
        International Multifoods Corp.(a)..........  28,200       572,813
        J & J Snack Foods Corp.(a).................  12,400       208,475
        Michael Foods, Inc.........................  27,300       822,412
        Nash-Finch Co..............................  17,200       201,025
        Performance Food Group Co.(a)..............  21,300     1,091,958
        Ralcorp Holdings, Inc.(a)..................  44,800       733,600
        Smithfield Foods, Inc.(a)..................  82,000     2,492,800
        United Natural Foods, Inc.(a)..............  26,900       474,113
                                                            -------------
                                                               14,450,458
                                                            -------------
      Furniture -- 0.7%
        Bassett Furniture Industries, Inc..........  17,200       193,500
        Ethan Allen Interiors, Inc.................  59,250     1,984,875
        Interface, Inc.............................  76,400       663,725
        La-Z-Boy, Inc..............................  89,900     1,415,925
                                                            -------------
                                                                4,258,025
                                                            -------------
      Healthcare -- 3.1%
        Cooper Companies, Inc......................  21,500       857,313
        Coventry Corp.(a)..........................  88,400     2,359,175
        Datascope Corp.............................  22,300       763,775
        Genzyme Corp.(a)...........................  23,794       206,710
        Laser Vision Centers, Inc.(a)..............  38,000        61,750
        Mentor Corp................................  35,000       682,500
        Organogenesis, Inc.(a).....................  50,900       457,591
        Patterson Dental Co.(a).................... 100,200     3,394,275
        Pharmaceutical Product Development,
         Inc.(a)...................................  37,500     1,863,281
        Renal Care Group, Inc.(a)..................  68,550     1,879,770
        Sierra Health Services, Inc.(a)............  41,025       155,895
        Smith (A.O.) Corp..........................  34,500       588,656
        Sola International, Inc.(a)................  35,600       146,850
        Theragenics Corp.(a).......................  44,100       220,500
        US Oncology, Inc.(a)....................... 137,100       865,444
        Varian Med Systems, Inc.(a)................  47,400     3,220,237
                                                            -------------
                                                               17,723,722
                                                            -------------
      Hospitals/Healthcare Management -- 2.5%
        Accredo Health, Inc.(a)....................  19,500       978,656
        AdvancePCS(a)..............................  43,100     1,961,050
        Curative Health Services, Inc.(a)..........  11,800        65,638
        Mid Atlantic Medical Services, Inc.(a).....  73,800     1,462,163
        Orthodontic Centers of America, Inc.(a)(b).  72,900     2,278,125
        Pediatrix Medical Group, Inc.(a)...........  23,900       575,094
        Province Healthcare Co.(a).................  46,300     1,823,062
        Universal Health Services, Inc.
         (Class ''B'' Stock)(a)....................  44,675     4,992,431
                                                            -------------
                                                               14,136,219
                                                            -------------

                                                                 Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- -------------
      Housing Related -- 1.2%
        Champion Enterprises, Inc.(a)...............  70,800 $     194,700
        D.R. Horton, Inc............................ 100,534     2,456,800
        Fedders Corp................................  50,400       233,100
        Fleetwood Enterprises, Inc..................  49,000       514,500
        National Presto Industries, Inc.............  10,400       319,150
        Ryland Group, Inc...........................  19,825       807,869
        Skyline Corp................................  12,700       240,506
        Toll Brothers, Inc.(a)......................  53,900     2,203,162
                                                             -------------
                                                                 6,969,787
                                                             -------------
      Human Resources -- 0.8%
        Administaff, Inc.(a)........................  41,000     1,115,200
        CDI Corp.(a)................................  28,400       415,350
        Edgewater Technology, Inc.(a)...............  43,100       280,150
        Hall, Kinion & Associates, Inc.(a)..........  19,800       398,475
        Heidrick & Struggles International, Inc.(a).  29,100     1,224,019
        Spherion Corp.(a)...........................  93,700     1,059,981
                                                             -------------
                                                                 4,493,175
                                                             -------------
      Insurance -- 3.1%
        Arthur J. Gallagher & Co....................  22,100     1,406,112
        Delphi Financial Group, Inc.(a).............  30,479     1,173,441
        E.W. Blanch Holdings, Inc...................  19,300       336,544
        Enhance Financial Services Group, Inc.......  57,500       887,656
        Fidelity National Financial, Inc............ 101,161     3,736,634
        First American Corp.........................  95,500     3,139,562
        Fremont General Corp........................ 104,040       292,613
        Hilb, Rogal & Hamilton Co...................  19,900       793,513
        Hooper Holmes, Inc..........................  98,200     1,086,092
        LandAmerica Financial Group, Inc............  11,800       477,163
        Mutual Risk Management, Ltd.................  61,100       927,956
        RLI Corp....................................  14,600       652,438
        SCPIE Holdings, Inc.........................  14,100       333,113
        Selective Insurance Group, Inc..............  37,800       916,650
        Trenwick Group, Ltd.........................  20,750       514,859
        Zenith National Insurance Corp..............  25,600       752,000
                                                             -------------
                                                                17,426,346
                                                             -------------
      Leisure -- 1.3%
        Anchor Gaming(a)............................  22,400       873,600
        Aztar Corp.(a)..............................  59,500       769,781
        Huffy Corp.(a)..............................  15,200        98,800
        K2, Inc.(a).................................  26,800       214,400
        Marcus Corp.................................  43,725       606,684
        Pinnacle Entertainment, Inc.(a).............  39,400       531,900
        Polaris Industries, Inc.....................  35,700     1,419,075
        Prime Hospitality Corp.(a)..................  66,600       774,225
        Sturm Ruger & Co., Inc......................  39,800       375,613
        Thor Industries, Inc........................  17,900       353,525
        Winnebago Industries, Inc...................  32,000       562,000
        WMS Industries, Inc.(a).....................  28,800       579,600
                                                             -------------
                                                                 7,159,203
                                                             -------------
      Machinery -- 2.5%
        Applied Industrial Technologies, Inc........  29,900       614,819
        Astec Industries, Inc.(a)...................  28,900       381,119
        Cognex Corp.(a).............................  65,200     1,442,550
        Dril-Quip, Inc.(a)..........................  25,900       885,456
        Flow International Corp.(a).................  21,200       233,200

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

December 31, 2000


                                                              Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              -------- -------------
        Machinery (cont'd.)
          Gardner Denver, Inc.(a)...............   22,500 $     479,250
          Graco, Inc............................   29,700     1,228,837
          IDEX Corp.............................   44,300     1,467,437
          JLG Industries, Inc...................   63,700       676,813
          Lindsay Manufacturing Co..............   17,612       398,472
          Manitowoc Co., Inc....................   37,112     1,076,248
          Milacron, Inc.........................   50,600       812,762
          Paxar Corp.(a)........................   63,452       646,417
          Photon Dynamics, Inc.(a)..............   17,800       400,500
          Regal-Beloit Corp.....................   31,300       533,978
          Robbins & Myers, Inc..................   16,300       393,238
          Roper Industries, Inc.................   45,700     1,510,956
          Royal Appliance Manufacturing Co.(a)..   21,300        85,200
          SpeedFam-IPEC, Inc.(a)................   44,700       270,994
          Toro Co...............................   18,600       682,387
                                                          -------------
                                                             14,220,633
                                                          -------------
        Media -- 0.5%
          4Kids Entertainment, Inc.(a)(b).......   18,100       161,769
          Catalina Marketing Corp.(a)(b)........   27,900     1,086,356
          Harman International Industries, Inc..   48,400     1,766,600
                                                          -------------
                                                              3,014,725
                                                          -------------
        Metals-Ferrous -- 0.6%
          Birmingham Steel Corp.(a).............   24,600        24,600
          Cleveland-Cliffs, Inc.................   15,400       332,063
          Commercial Metals Co..................   19,800       440,550
          Material Sciences Corp.(a)............   21,525       165,473
          Quanex Corp...........................   20,425       411,053
          Reliance Steel & Aluminum Co..........   38,500       952,875
          Steel Dynamics, Inc.(a)...............   68,400       752,400
          Steel Technologies, Inc...............   15,600        85,800
                                                          -------------
                                                              3,164,814
                                                          -------------
        Metals-Non Ferrous -- 0.3%
          Amcast Industrial Corp................   12,600       125,213
          Brush Engineered Materials, Inc.......   24,900       502,669
          Commonwealth Industries, Inc..........   24,800       111,600
          IMCO Recycling, Inc...................   22,800       121,125
          RTI International Metals, Inc.(a).....   31,400       449,412
          Wolverine Tube, Inc.(a)...............   17,900       214,621
                                                          -------------
                                                              1,524,640
                                                          -------------
        Miscellaneous Basic Industry -- 0.8%
          Apogee Enterprises, Inc...............   41,100       220,912
          Brightpoint, Inc.(a)..................   82,800       289,800
          Lawson Products, Inc..................   14,600       396,937
          Libbey, Inc...........................   22,400       680,400
          Meade Instruments Corp.(a)............   24,600       161,438
          Texas Industries, Inc.................   31,700       951,000
          Tredegar Industries, Inc..............   56,850       991,322
          Watsco, Inc...........................   39,800       458,496
          Watts Industries, Inc.
           (Class "A" Stock)....................   39,400       546,675
                                                          -------------
                                                              4,696,980
                                                          -------------
        Miscellaneous-Consumer Growth/Stable -- 0.1%
          Hughes Supply, Inc....................   35,250       632,385
                                                          -------------

                                                               Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------- -----------
         Networking -- 0.8%
           Aeroflex, Inc.(a).......................  86,900 $ 2,505,164
           C-COR.net Corp.(a)......................  50,100     486,909
           DMC Stratex Networks, Inc.(a)........... 110,500   1,657,500
           Visual Networks, Inc.(a)................  46,600     151,450
                                                            -----------
                                                              4,801,023
                                                            -----------
         Office Equipment & Supplies -- 0.2%
           Nashua Corp.(a).........................   9,000      39,960
           New England Business Service, Inc.......  19,900     363,175
           Standard Register Co....................  41,200     587,100
                                                            -----------
                                                                990,235
                                                            -----------
         Oil & Gas -- 3.5%
           Cabot Oil & Gas Corp. (Class "A" Stock)   43,400   1,353,537
           Cascade Natural Gas Corp................  16,622     312,701
           Cross (A.T.) Co. (Class "A" Stock)(a)...  24,200     107,388
           Cross Timbers Oil Co.................... 105,062   2,915,470
           Laclede Gas Co..........................  28,200     659,175
           Newfield Exploration Co.(a).............  62,950   2,986,191
           Northwest Natural Gas Co................  37,600     996,400
           Nuevo Energy Co.(a).....................  26,400     457,050
           Piedmont Natural Gas Co., Inc...........  47,900   1,829,181
           Remington Oil and Gas Corp.(a)..........  32,000     416,000
           Southern Union Co.......................  74,660   1,978,490
           Southwest Gas Corp......................  46,700   1,021,563
           Swift Energy Co.(a).....................  32,300   1,215,288
           Tom Brown, Inc.(a)......................  42,750   1,405,406
           Vintage Petroleum, Inc..................  93,300   2,005,950
                                                            -----------
                                                             19,659,790
                                                            -----------
         Oil & Gas Services -- 4.4%
           Atwood Oceanics, Inc.(a)................  20,800     911,248
           Barrett Resources Corp.(a)..............  49,710   2,824,149
           Cal Dive International, Inc.(a).........  47,700   1,270,012
           Energen Corp............................  45,100   1,451,656
           Friede Goldman Halter, Inc.(a)..........  73,013     260,109
           HS Resources, Inc.(a)...................  27,000   1,144,125
           Input/Output, Inc.(a)...................  75,600     770,175
           Louis Dreyfus Natural Gas Corp.(a)......  65,100   2,982,394
           New Jersey Resources Corp...............  26,600   1,150,450
           Oceaneering International, Inc.(a)......  34,500     670,594
           Offshore Logistics, Inc.(a).............  31,800     685,191
           Patina Oil & Gas Corp...................  29,700     712,800
           Plains Resources, Inc.(a)...............  26,300     555,587
           Pogo Producing Co.......................  59,900   1,864,387
           Pride International, Inc.(a)(b).........  99,800   2,457,575
           SEACOR SMIT, Inc.(a)....................  25,300   1,331,412
           Seitel, Inc.(a).........................  36,494     672,858
           Southwestern Energy Co..................  37,300     386,988
           St. Mary Land & Exploration Co..........  33,900   1,129,294
           Stone Energy Corp.(a)...................  27,700   1,788,035
                                                            -----------
                                                             25,019,039
                                                            -----------
         Paper & Forest Products -- 0.7%
           Brady (W.H.) Co. (Class "A" Stock)......  34,100   1,153,006
           Buckeye Technologies, Inc.(a)...........  52,300     735,469
           Caraustar Industries, Inc...............  38,300     359,063
           Chesapeake Corp.........................  22,500     462,656
           Pope & Talbot, Inc......................  20,825     350,120

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

December 31, 2000


                                                               Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Paper & Forest Products (cont'd.)
          Schweitzer-Mauduit Int'l, Inc............. 22,500 $   430,875
          Universal Forest Products, Inc............ 30,000     397,500
                                                            -----------
                                                              3,888,689
                                                            -----------
        Pharmaceuticals -- 1.1%
          Alpharma, Inc.(b)......................... 59,500   2,610,563
          Bindley Western Industries, Inc........... 52,466   2,180,618
          Bio-Technology General Corp.(a)........... 82,100     579,831
          Elan Corp. PLC, ADR (Ireland)(a)(b)....... 16,876     790,008
                                                            -----------
                                                              6,161,020
                                                            -----------
        Photography -- 0.1%
          Polaroid Corp............................. 66,100     384,206
                                                            -----------
        Precious Metals -- 0.4%
          Stillwater Mining Co.(a).................. 58,200   2,290,170
                                                            -----------
        Restaurants -- 2.0%
          Applebee's Int'l, Inc..................... 38,000   1,194,625
          CEC Entertainment, Inc.(a)................ 39,975   1,364,147
          Cheesecake Factory, Inc.(a)............... 46,225   1,773,884
          IHOP Corp.(a)............................. 29,500     639,781
          Jack In The Box, Inc.(a).................. 57,400   1,689,713
          Landry's Seafood Restaurants, Inc......... 32,400     321,975
          Luby's, Inc............................... 33,700     202,200
          P.F. Chang's China Bistro, Inc.(a)........ 12,400     389,825
          RARE Hospitality International, Inc.(a)... 24,100     537,731
          Ruby Tuesday, Inc......................... 92,000   1,403,000
          Ryan's Family Steak Houses, Inc.(a)....... 47,400     447,338
          Sonic Corp.(a)............................ 39,687     925,203
          TriArc Companies, Inc.
           (Class "A" Stock)(a)..................... 32,800     795,400
                                                            -----------
                                                             11,684,822
                                                            -----------
        Retail -- 6.5%
          99 Cents Only Stores(a)................... 50,600   1,385,175
          AnnTaylor Stores Corp.(a)................. 43,300   1,079,794
          Arctic Cat, Inc........................... 35,900     417,338
          Bombay Company, Inc.(a)................... 49,100      95,131
          Books-A-Million, Inc.(a).................. 27,100      37,263
          Brown Shoe Co., Inc....................... 26,850     349,050
          Building Materials Corp.(a)............... 18,900     160,650
          Burlington Coat Factory Warehouse Corp.... 65,500   1,240,406
          Caseys Gen. Stores, Inc................... 74,000   1,105,375
          Cash America International, Inc........... 38,043     166,438
          Cato Corp. (Class "A" Stock).............. 37,000     508,750
          Consolidated Products, Inc................ 43,082     296,189
          Copart, Inc.(a)........................... 80,400   1,728,600
          Cost Plus, Inc.(a)........................ 31,500     925,312
          DAMARK International, Inc.(a).............  8,800      52,250
          Discount Auto Parts, Inc.(a).............. 25,000     137,500
          Dress Barn, Inc.(a)....................... 26,900     780,100
          Factory 2-U Stores, Inc.(a)............... 18,800     622,750
          Footstar, Inc.(a)......................... 29,000   1,435,500
          Goody's Family Clothing, Inc.(a).......... 48,600     218,700
          Gottschalks, Inc.(a)...................... 18,700      77,138
          Great Atlantic & Pacific Tea Co., Inc.(a). 57,000     399,000
          Group 1 Automotive, Inc.(a)............... 30,000     281,250
          Gymboree Corp.(a)......................... 36,500     506,438
          Hancock Fabrics, Inc...................... 26,100      89,719

                                                               Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                                 ------- -------------
       Retail (cont'd.)
         J. Baker, Inc............................  20,800 $      93,600
         Jo-Ann Stores, Inc. (Class "A" Stock)(a).  24,100       158,156
         K-Swiss, Inc. (Class "A" Stock)..........  14,900       372,500
         Lillian Vernon Corp......................  13,000        91,000
         Linens 'n Things, Inc.(a)................  60,200     1,663,025
         Mayor's Jewelers, Inc.(a)................  29,000        83,375
         Michaels Stores, Inc.(a).................  54,500     1,444,250
         O'Reilly Automotive, Inc.(a).............  77,100     2,062,425
         Panera Bread Co. (Class "A" Stock)(a)....  19,000       433,438
         Pep Boys-Manny, Moe & Jack...............  79,800       289,275
         Pier 1 Imports, Inc...................... 144,550     1,490,672
         Quiksilver, Inc.(a)......................  33,700       652,937
         Regis Corp...............................  61,300       888,850
         Russ Berrie & Co., Inc...................  29,700       627,413
         School Specialty, Inc.(a)................  26,300       527,644
         Shopko Stores, Inc.(a)...................  42,900       214,500
         Stein Mart, Inc.(a)......................  63,700       740,512
         Stride Rite Corp.........................  62,600       438,200
         The Men's Wearhouse, Inc.(a).............  62,050     1,690,862
         Timberland Co. (Class "A" Stock)(a)......  59,800     3,999,125
         Ultimate Electronics, Inc.(a)............  12,700       278,606
         Wet Seal, Inc.(a)........................  20,800       427,700
         Whole Foods Market, Inc.(a)(b)...........  39,500     2,414,437
         Zale Corp.(a)............................  52,200     1,517,062
                                                           -------------
                                                              36,695,380
                                                           -------------
       Semiconductors -- 0.8%
         DuPont Photomasks, Inc.(a)...............  20,700     1,093,866
         ESS Technology, Inc.(a)..................  65,500       335,687
         General Semiconductor, Inc.(a)...........  56,800       355,000
         Kopin Corp.(a)...........................  80,800       893,850
         Pericom Semiconductor Corp.(a)...........  36,700       678,950
         TelCom Semiconductor, Inc.(a)............  27,300       310,538
         Varian Semiconductor Equipment
          Associates, Inc.(a).....................  37,400       888,250
                                                           -------------
                                                               4,556,141
                                                           -------------
       Software -- 2.8%
         Avant! Corp.(a)..........................  57,800     1,058,463
         BARRA, Inc.(a)...........................  30,800     1,451,450
         Concord Communications, Inc.(a)..........  24,500       214,375
         Davox Corp.(a)...........................  19,200       187,200
         Exabyte Corp.(a).........................  34,800       119,625
         Gerber Scientific, Inc...................  32,800       280,850
         Great Plains Software, Inc.(a)...........  30,200     1,421,287
         HNC Software, Inc.(a)....................  48,400     1,436,875
         Hyperion Solutions Corp.(a)..............  49,070       757,518
         MICROS Systems, Inc.(a)..................  26,000       474,500
         National Instruments Corp.(a)............  75,800     3,681,037
         PC-Tel, Inc.(a)..........................  21,800       234,350
         Project Software & Development, Inc.(a)..  32,800       352,088
         Rainbow Technologies, Inc.(a)............  29,200       461,725
         Remedy Corp.(a)..........................  46,300       766,844
         Saga Systems, Inc.(a)....................  43,279       495,004
         SCM Microsystems, Inc.(a)................   8,300       273,900
         SPSS, Inc.(a)............................  15,100       333,144
         THQ, Inc.(a).............................  29,550       720,281
         Verity, Inc.(a)..........................  49,700     1,195,906

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2000


                                                                Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Software (cont'd.)
        Zixit Corp.(a).............................  24,900 $     217,875
                                                            -------------
                                                               16,134,297
                                                            -------------
      Supermarkets -- 0.1%
        Kronos, Inc.(a)............................  18,600       575,438
                                                            -------------
      Technology -- 0.1%
        Systems & Computer Technology Corp.(a)       49,000       603,313
                                                            -------------
      Telecommunications -- 1.6%
        Adaptive Broadband Corp.(a)................  56,400       345,450
        Allen Telecom, Inc.(a).....................  42,100       755,169
        Aspect Communications Corp.(a).............  77,100       620,414
        Aware, Inc.(a).............................  34,000       603,500
        Boston Communications Group, Inc.(a).......  17,900       498,962
        Digi International, Inc.(a)................  22,700       139,038
        General Communication, Inc.(a).............  76,600       536,200
        Harmonic, Inc.(a)..........................  72,900       414,619
        Intermediate Telephone, Inc................  39,500       303,656
        International FiberCom, Inc.(a)............  32,900       162,444
        InterVoice-Brite, Inc.(a)..................  49,200       356,700
        Network Equipment Technologies, Inc.(a)      32,600       209,863
        P-COM, Inc.(a)............................. 119,100       364,744
        Pac-West Telecomm, Inc.(a).................  54,000       185,625
        Plantronics, Inc.(a).......................  25,400     1,193,800
        Proxim, Inc.(a)............................  39,500     1,698,500
        Symmetricom, Inc.(a).......................  35,350       344,662
        TALK.com, Inc.(a)..........................  51,700        74,319
        ViaSat, Inc.(a)............................  32,900       431,812
                                                            -------------
                                                                9,239,477
                                                            -------------
      Textiles -- 0.8%
        Angelica Corp..............................  12,900       120,938
        Ashworth, Inc.(a)..........................  19,800       128,700
        Cone Mills Corp.(a)........................  38,000        97,375
        Dixie Group, Inc.(a).......................  17,300        41,088
        G & K Services, Inc. (Class "A" Stock).....  30,700       863,437
        Haggar Corp................................   9,700       111,550
        Hartmarx Corp.(a)..........................  43,700       103,788
        Kellwood Co................................  35,875       757,859
        Nautica Enterprises, Inc.(a)...............  47,600       725,156
        Oshkosh B'Gosh, Inc. (Class "A" Stock).....  18,300       338,550
        Oxford Industries, Inc.....................  11,200       170,800
        Springs Industries, Inc. (Class "A" Stock).  26,300       853,106
                                                            -------------
                                                                4,312,347
                                                            -------------
      Timber -- 0.1%
        Deltic Timber Corp.........................  18,000       429,750
                                                            -------------
      Tobacco -- 0.1%
        DIMON, Inc.................................  65,975       362,863
                                                            -------------
      Transportation
        Pegasus Systems, Inc.(a)...................  37,100       257,381
                                                            -------------
      Trucking/Shipping -- 2.3%
        American Freightways, Corp.(a).............   1,398        39,057
        Arkansas Best Corp.(a).....................  29,900       547,544
        Arnold Industries, Inc.....................  13,900       250,200
        Expeditors International of Washington,
         Inc.......................................  29,900     1,605,256
        Forward Air Corp.(a).......................  32,000     1,194,000
        Fritz Companies, Inc.(a)...................  55,300       335,256
        Frozen Food Express Industries, Inc........  14,100        27,759
        Heartland Express, Inc.(a).................  37,149       847,462

                                                               Value
       COMMON STOCKS                             Shares       (Note 2)
       (Continued)                             ----------- --------------
       Trucking/Shipping (cont'd.)
         Kirby Corp.(a).......................      36,000 $      756,000
         Landstar System, Inc.(a).............      12,700        704,056
         M.S. Carriers, Inc.(a)...............      16,800        550,200
         Monaco Coach Corp.(a)................      28,300        500,556
         Oshkosh Truck Corp...................      25,000      1,100,000
         Roadway Express, Inc.................      28,800        610,200
         Rollins Truck Leasing Corp...........      86,500        692,000
         USFreightways Corp...................      38,900      1,170,039
         Werner Enterprises, Inc..............      70,412      1,197,004
         Yellow Corp.(a)(d)...................      35,700        726,830
                                                           --------------
                                                               12,853,419
                                                           --------------
       Utility - Electric -- 1.7%
         Atmos Energy Corp....................      48,100      1,172,437
         Avista Corp..........................      70,700      1,449,350
         Bangor Hydro-Electric Co.............      10,975        281,920
         Central Vermont Public Service Corp..      17,300        210,844
         CH Energy Group, Inc.................      25,000      1,118,750
         Green Mountain Power Corp............       8,300        103,750
         NorthWestern Corp....................      34,500        797,813
         Philadelphia Suburban Corp...........      77,038      1,887,431
         RGS Energy Group, Inc.(b)............      51,800      1,680,262
         UIL Holdings Corp....................      21,425      1,065,894
                                                           --------------
                                                                9,768,451
                                                           --------------
       Utility - Water -- 0.1%
         American States Water Co.............      14,100        519,938
                                                           --------------
       TOTAL LONG-TERM INVESTMENTS
         (cost $513,111,193)............................      529,021,754
                                                           --------------
       SHORT-TERM INVESTMENTS -- 10.5%
       MUTUAL FUNDS -- 3.1%
         Prudential Core Investment
          Fund -- Taxable Money Market
          Series(c)...........................  17,708,567     17,708,567

                                                           ---------

                                       Moody's   Principal
                                       Rating     Amount
                                     (Unaudited)   (000)
                                     ----------- ---------
           U.S. Government Obligations -- 0.5%
             United States Treasury
              Bills,
              5.52%, 03/15/01(d)....     Aaa        $2,150 2,122,308
              5.67%, 03/15/01(d)....     Aaa           400   395,401
              5.73%, 03/15/01(d)....     Aaa           375   370,643
                                                           ---------
                                                           2,888,352
                                                           ---------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

December 31, 2000




                                                Principal
                                                 Amount       Value
                                                  (000)     (Note 2)
                                                --------- ------------
          Repurchase Agreement -- 6.9%
            Joint Repurchase Agreement Account
             5.96%, 01/02/01 (Note 5).....        $39,210 $ 39,210,000
                                                          ------------
          TOTAL SHORT-TERM INVESTMENTS
            (cost $59,806,918).........................     59,806,919
                                                          ------------
          TOTAL INVESTMENTS -- 103.6%
            (cost $572,918,111; Note 6)................    588,828,673
          VARIATION MARGIN ON OPEN
           FUTURES CONTRACTS(e) -- (0.01)%...............     (666,900
          OTHER LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (3.5)%.............................. $(19,834,882
                                                          ------------
          NET ASSETS -- 100.0%........................... $568,326,891
                                                          ============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

(b) Portion    of securities on loan with an aggregate market value of
               $16,976,379; cash collateral of $17,611,118 was received with which the portfolio purchased securities.

(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d) Security   segregated as collateral for futures contracts.

(e) Open       futures contracts as of December 31, 2000 are as follows:

   Number of                         Expiration  Value at       Value at
   Contracts            Type            Date    Trade Date  December 31, 2000 Appreciation
Long Positions:
      124       S&P MidCap 400 Index   Mar 01   $31,504,650       $32,404,300     $899,650
       8        Russell 2000 Index     Mar 01     1,914,000         1,955,200       41,200
                                                                              ------------
                                                                                  $940,850
                                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                             STOCK INDEX PORTFOLIO

December 31, 2000



          LONG-TERM INVESTMENTS -- 98.8%                   Value
                                              Shares     (Note 2)
          COMMON STOCKS                       ------- ---------------
          Advertising -- 0.1%
            Omnicom Group, Inc...............  65,700 $     5,444,887
                                                      ---------------
          Aerospace -- 1.3%
            Boeing Co........................ 318,536      21,023,376
            General Dynamics Corp............  71,000       5,538,000
            Lockheed Martin Corp............. 148,298       5,034,717
            Northrop Grumman Corp............  24,200       2,008,600
            Raytheon Co. (Class "B" Stock)... 123,018       3,821,247
            Rockwell International Corp......  64,400       3,067,050
            United Technologies Corp......... 166,600      13,098,925
                                                      ---------------
                                                           53,591,915
                                                      ---------------
          Airlines -- 0.3%
            AMR Corp.........................  55,300       2,167,069
            Delta Airlines, Inc..............  44,000       2,208,250
            Southwest Airlines Co............ 175,225       5,875,294
            US Airways Group, Inc.(a)........  25,100       1,018,119
                                                      ---------------
                                                           11,268,732
                                                      ---------------
          Apparel -- 0.1%
            Nike, Inc. (Class "B" Shares)(b).  96,800       5,402,650
            Reebok International, Ltd........  19,000         519,460
                                                      ---------------
                                                            5,922,110
                                                      ---------------
          Autos - Cars & Trucks -- 0.9%
            Cummins Engine Co., Inc..........  14,400         546,300
            Dana Corp........................  53,794         823,721
            Delphi Automotive Systems Corp... 206,044       2,317,995
            Ford Motor Co.................... 671,945      15,748,711
            General Motors Corp.............. 192,700       9,815,656
            Genuine Parts Co.................  65,925       1,726,411
            Johnson Controls, Inc............  32,000       1,664,000
            Navistar International Corp.(a)..  23,900         625,881
            PACCAR, Inc......................  29,160       1,436,130
            TRW, Inc.........................  44,200       1,712,750
            Visteon Corp.....................  57,964         666,586
                                                      ---------------
                                                           37,084,141
                                                      ---------------
          Banks and Savings & Loans -- 5.3%
            AmSouth Bancorporation........... 134,900       2,057,225
            Bank of New York Co., Inc........ 262,400      14,481,200
            Bank One Corp.................... 412,345      15,102,136
            BankAmerica Corp................. 584,444      26,811,368
            Capital One Financial Corp.......  70,200       4,620,037
            Charter One Financial, Inc.......  59,115       1,706,946
            Chase Manhattan Corp............. 460,441      20,921,288
            Comerica, Inc....................  54,250       3,221,094
            Fifth Third Bancorp.............. 164,400       9,822,900
            First Union Corp................. 354,378       9,856,138
            Firstar Corp..................... 345,460       8,031,945
            Golden West Financial Corp.......  56,600       3,820,500
            Huntington Bancshares, Inc.......  93,775       1,517,983
            KeyCorp.......................... 151,900       4,253,200
            Mellon Financial Corp............ 175,000       8,607,812
            National City Corp............... 215,200       6,187,000
            Northern Trust Corp..............  79,200       6,459,750
            PNC Bank Corp.................... 104,800       7,656,950
            Providian Financial Corp......... 105,100       6,043,250
            SouthTrust Corp..................  59,400       2,416,838
            State Street Corp................  57,100       7,092,391

                                                                Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- ---------------
      Banks and Savings & Loans (cont'd.)
        Summit Bancorp..........................    63,900 $     2,440,181
        Suntrust Banks, Inc.....................   107,700       6,785,100
        U.S. Bancorp............................   268,926       7,849,278
        Union Planters Corp.(b).................    46,900       1,676,675
        Wells Fargo & Co........................   593,360      33,042,735
                                                           ---------------
                                                               222,481,920
                                                           ---------------
      Chemicals -- 1.0%
        Air Products & Chemicals, Inc...........    79,000       3,239,000
        Dow Chemical Co.(b).....................   243,600       8,921,850
        Du Pont (E.I.) de Nemours & Co..........   370,391      17,894,515
        Eastman Chemical Co.....................    27,600       1,345,500
        Engelhard Corp..........................    49,875       1,016,203
        FMC Corp.(a)............................     8,800         630,850
        Great Lakes Chemical Corp...............    20,600         766,063
        Hercules, Inc...........................    37,400         712,938
        Praxair, Inc............................    59,100       2,622,562
        Rohm & Haas Co..........................    79,100       2,872,319
        Sigma-Aldrich Corp......................    27,400       1,077,162
        Union Carbide Corp......................    45,600       2,453,850
                                                           ---------------
                                                                43,552,812
                                                           ---------------
      Commercial Services -- 0.1%
        Cendant Corp.(a)(b).....................   255,618       2,460,323
        Convergys Corp.(a)(b)...................    45,700       2,070,781
        Deluxe Corp.............................    29,000         732,830
        Quintiles Transnational, Corp.(a).......    36,000         753,750
                                                           ---------------
                                                                 6,017,684
                                                           ---------------
      Computers -- 3.4%
        Apple Computer, Inc.(a).................   116,900       1,738,888
        Citrix Systems, Inc.(a).................    64,800       1,458,000
        Compaq Computer Corp....................   604,269       9,094,248
        Comverse Technology, Inc.(a)(b).........    52,000       5,648,500
        Dell Computer Corp.(a)(b)...............   923,500      16,103,531
        Hewlett-Packard Co......................   705,100      22,254,719
        International Business Machines Corp....   622,400      52,904,000
        Sun Microsystems, Inc.(a)............... 1,126,200      31,392,825
                                                           ---------------
                                                               140,594,711
                                                           ---------------
      Computer Services -- 10.1%
        Adaptec, Inc.(a)........................    37,500         384,375
        Adobe Systems, Inc......................    86,400       5,027,400
        America Online, Inc.(a)(b)..............   823,000      28,640,400
        Autodesk, Inc...........................    19,800         533,363
        Automatic Data Processing, Inc..........   223,600      14,156,675
        Avaya, Inc.(a)..........................    97,908       1,009,676
        BMC Software, Inc.(a)...................    90,300       1,264,200
        BroadVision, Inc.(a)....................    80,000         945,000
        Cabletron Systems, Inc.(a)..............    63,500         956,469
        Ceridian Corp.(a).......................    53,200       1,060,675
        Cisco Systems, Inc.(a)(b)............... 2,524,600      96,565,950
        Computer Associates International, Inc..   204,543       3,988,588
        Computer Sciences Corp.(a)..............    60,700       3,649,587
        Compuware Corp.(a)......................   133,600         835,000
        EMC Corp.(a)............................   770,874      51,263,121
        First Data Corp.........................   144,700       7,623,881
        Gateway, Inc.(a)........................   114,800       2,065,252
        Intuit, Inc.(a).........................    52,000       2,050,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Lexmark International, Inc.(a)...........    43,714 $     1,937,077
       Mercury Interactive Corp.(a).............    25,000       2,256,250
       Micron Technology, Inc.(a)(b)............   199,400       7,078,700
       Microsoft Corp.(a)....................... 1,863,100      80,811,962
       NCR Corp.(a).............................    31,300       1,537,613
       Network Appliance, Inc.(a)...............   110,400       7,086,300
       Novell, Inc.(a)..........................   126,100         658,084
       Oracle Corp.(a).......................... 1,991,920      57,890,175
       Palm, Inc.(a)............................   192,857       5,460,264
       Parametric Technology Corp.(a)...........    97,000       1,303,438
       Peoplesoft, Inc.(a)......................    96,000       3,570,000
       Sapient Corp.(a).........................    37,400         446,463
       Siebel Systems, Inc.(a)..................   142,600       9,643,325
       Symbol Technologies, Inc(b)..............    24,000         864,000
       Unisys Corp.(a)..........................   111,000       1,623,375
       VERITAS Software Corp.(a)(b).............   155,258      13,585,075
       Yahoo!, Inc.(a)..........................   194,400       5,844,150
                                                           ---------------
                                                               423,616,613
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         811,350
       Fluor Corp.(a)...........................    28,300         935,669
       Kaufman & Broad Home Corp................    16,166         544,592
       Pulte Corp...............................    14,500         611,719
       Vulcan Materials Co......................    37,600       1,800,100
                                                           ---------------
                                                                 4,703,430
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         455,756
                                                           ---------------
     Containers
       Ball Corp................................    10,900         502,081
       Bemis Co., Inc...........................    18,100         607,481
       Pactiv Corp.(a)..........................    58,900         728,888
                                                           ---------------
                                                                 1,838,450
                                                           ---------------
     Cosmetics & Soaps -- 1.7%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         817,719
       Avon Products, Inc.......................    85,100       4,074,162
       Clorox Co................................    82,000       2,911,000
       Colgate-Palmolive Co.(b).................   203,100      13,110,105
       Gillette Co..............................   373,200      13,481,850
       International Flavors & Fragrances, Inc..    39,400         800,312
       Procter & Gamble Co......................   462,804      36,301,189
                                                           ---------------
                                                                71,496,337
                                                           ---------------
     Diversified Consumer
      Products -- 0.9%
       Eastman Kodak Co.........................   112,200       4,417,875
       Philip Morris Cos., Inc..................   797,100      35,072,400
                                                           ---------------
                                                                39,490,275
                                                           ---------------
     Diversified Manufacturing Operations -- 4.0%
       General Electric Co.(b).................. 3,503,200     167,934,650
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    40,400       2,216,950
       Pitney Bowes, Inc........................    95,000       3,146,875
       Xerox Corp...............................   245,792       1,136,788
                                                           ---------------
                                                                 6,500,613
                                                           ---------------

                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Diversified Operations -- 0.4%
          Corning, Inc.......................   309,000 $    16,319,062
                                                        ---------------
        Drugs & Medical Supplies -- 12.2%
          Abbott Laboratories................   550,300      26,655,156
          Allergan, Inc......................    47,500       4,598,594
          ALZA Corp.(a)......................    71,400       3,034,500
          American Home Products Corp........   464,000      29,487,200
          Bard, (C.R.), Inc..................    19,000         884,688
          Bausch & Lomb, Inc.................    20,100         812,794
          Baxter International, Inc..........   103,600       9,149,175
          Becton Dickinson & Co..............    93,100       3,223,587
          Biogen, Inc.(a)....................    52,000       3,123,250
          Biomet, Inc........................    63,150       2,506,266
          Boston Scientific Corp.(a).........   151,800       2,077,763
          Bristol-Myers Squibb Co.(b)........   695,060      51,390,999
          Cardinal Health, Inc.(b)...........    98,450       9,808,081
          Guidant Corp.(a)...................   109,000       5,879,187
          Johnson & Johnson..................   491,500      51,638,219
          King Pharmaceuticals, Inc.(a)......    46,000       2,377,625
          Lilly (Eli) & Co.(b)...............   401,200      37,336,675
          Medtronic, Inc.....................   424,900      25,653,337
          Merck & Co., Inc...................   814,500      76,257,562
          Pfizer, Inc........................ 2,234,450     102,784,700
          Pharmacia & Upjohn, Inc.(b)........   457,356      27,898,716
          Schering-Plough Corp...............   518,400      29,419,200
          St. Jude Medical, Inc..............    30,300       1,861,556
          Stryker Corp.......................    50,000       2,529,500
          Watson Pharmaceuticals, Inc.(a)....    35,000       1,791,563
                                                        ---------------
                                                            512,179,893
                                                        ---------------
        Electrical Services -- 0.2%
          American Power Conversion(a).......    57,700         714,038
          Power-One, Inc.(a)(b)..............    20,000         786,250
          TXU Corp...........................    96,206       4,263,128
          Xcel Energy, Inc...................   117,295       3,408,886
                                                        ---------------
                                                              9,172,302
                                                        ---------------
        Electronics -- 5.2%
          Advanced Micro Devices, Inc.(a)(b).   108,200       1,494,513
          Altera Corp.(a)....................   136,000       3,578,500
          Analog Devices, Inc.(a)............   128,900       6,598,069
          Applied Materials, Inc.(a).........   285,400      10,898,712
          Broadcom Corp.(a)..................    77,200       6,484,800
          Conexant Systems, Inc.(a)..........    72,000       1,107,000
          Electronic Data Systems Corp.......   168,400       9,725,100
          Emerson Electric Co.(b)............   150,700      11,877,044
          Intel Corp......................... 2,383,900      71,665,994
          JDS Uniphase Corp.(a)..............   330,100      13,761,044
          KLA-Tencor Corp.(a)................    67,400       2,270,537
          Linear Technology Corp.............   106,800       4,939,500
          LSI Logic Corp.(a).................   110,800       1,893,572
          Maxim Integrated Products, Inc.(a).    98,600       4,714,312
          Molex, Inc.(b).....................    70,000       2,485,000
          National Semiconductor Corp.(a)....    65,400       1,316,175
          Novellus Systems, Inc.(a)..........    36,800       1,322,500
          Perkin Elmer, Inc..................    18,000       1,890,000
          Pinnacle West Capital Corp.........    29,000       1,381,125
          PPL Corp...........................    50,000       2,259,375
          QLogic Corp.(a)....................    22,000       1,694,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Electronics (cont'd.)
         RadioShack Corp.......................    66,660 $     2,853,881
         Sanmina Corp.(a)(b)...................    50,800       3,892,550
         Solectron Corp.(a)(b).................   218,000       7,390,200
         Tektronix, Inc........................    35,000       1,179,063
         Teradyne, Inc. (United States)(a).....    63,900       2,380,275
         Texas Instruments, Inc................   611,200      28,955,600
         Thomas & Betts Corp...................    23,800         385,263
         Vitesse Semiconductor Corp.(a)(b).....    54,000       2,986,875
         Xilinx, Inc.(a).......................   115,500       5,327,437
                                                          ---------------
                                                              218,708,016
                                                          ---------------
       Financial Services -- 7.7%
         Ambac Financial Group, Inc............    22,000       1,282,875
         American Express Co...................   473,600      26,018,400
         Bear, Stearns Cos., Inc...............    40,010       2,028,007
         Citigroup, Inc........................ 1,784,576      91,124,912
         Countrywide Credit Industries, Inc....    40,800       2,050,200
         Equifax, Inc(b).......................    52,300       1,500,356
         Federal Home Loan Mortgage Corp.......   248,300      17,101,662
         Federal National Mortgage
          Association..........................   358,200      31,073,850
         FleetBoston Financial Corp............   322,688      12,120,968
         Franklin Resources, Inc.(b)...........    86,700       3,303,270
         H&R Block, Inc........................    36,700       1,518,463
         Household International, Inc..........   170,358       9,369,690
         Lehman Brothers Holdings, Inc.........    87,400       5,910,425
         MBNA Corp.............................   293,268      10,832,587
         Merrill Lynch & Co., Inc..............   278,800      19,010,675
         Moody's Corp..........................    62,360       1,601,873
         Morgan (J.P.) & Co., Inc..............    56,250       9,309,375
         Morgan Stanley Dean Witter & Co.......   400,410      31,732,492
         Old Kent Financial Corp...............    38,850       1,699,687
         Paychex, Inc..........................   133,550       6,493,869
         Price (T. Rowe) Group, Inc............    36,000       1,521,563
         Regions Financial Corp................    83,100       2,269,669
         Schwab (Charles) Corp.................   480,700      13,639,862
         Stilwell Financial, Inc...............    81,100       3,198,381
         Synovus Financial Corp................    97,500       2,626,406
         The CIT Group, Inc. (Class "A" Stock).    69,500       1,398,688
         USA Education, Inc....................    55,900       3,801,200
         Washington Mutual, Inc(b).............   193,148      10,248,916
                                                          ---------------
                                                              323,788,321
                                                          ---------------
       Food & Beverage -- 4.0%
         Adolph Coors Co.......................    12,800       1,028,000
         Anheuser-Busch Cos., Inc.(b)..........   321,800      14,641,900
         Archer-Daniels-Midland Co.............   225,227       3,378,405
         Brown-Forman Corp. (Class "B" Stock)..    23,800       1,582,700
         Campbell Soup Co......................   148,700       5,148,737
         Coca-Cola Co..........................   876,800      53,430,000
         Coca-Cola Enterprises, Inc.(b)........   151,000       2,869,000
         ConAgra, Inc..........................   179,100       4,656,600
         General Mills, Inc....................   101,200       4,509,725
         Heinz (H.J.) & Co.....................   121,250       5,751,797
         Hershey Foods Corp.(b)................    49,500       3,186,562
         Kellogg Co............................   148,900       3,908,625
         PepsiCo, Inc..........................   510,900      25,321,481
         Quaker Oats Co........................    47,600       4,635,050
         Ralston Purina Group(b)...............   113,620       2,968,323

                                                             Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- ---------------
         Food & Beverage (cont'd.)
           Sara Lee Corp....................... 311,900 $     7,661,044
           Sysco Corp.......................... 233,200       6,996,000
           Unilever NV, ADR (Netherlands)...... 201,732      12,696,508
           Wrigley (William) Jr. Co............  39,600       3,794,175
                                                        ---------------
                                                            168,164,632
                                                        ---------------
         Forest Products -- 0.5%
           Boise Cascade Corp..................  19,886         668,667
           Georgia-Pacific Corp.(b)............  77,139       2,400,951
           International Paper Co.............. 173,267       7,071,459
           Louisiana-Pacific Corp..............  38,900         393,863
           Mead Corp...........................  37,400       1,173,425
           Potlatch Corp.......................  10,000         335,625
           Temple-Inland, Inc..................  20,000       1,072,500
           Westvaco Corp.......................  35,700       1,041,994
           Weyerhaeuser Co.(b).................  77,300       3,922,975
           Willamette Industries, Inc..........  35,900       1,685,056
                                                        ---------------
                                                             19,766,515
                                                        ---------------
         Gas Pipelines -- 0.8%
           Cinergy Corp........................  58,739       2,063,207
           Enron Corp.......................... 262,500      21,820,313
           Peoples Energy Corp.................  11,400         510,150
           Sempra Energy.......................  74,154       1,724,081
           Williams Cos., Inc.................. 157,100       6,274,181
                                                        ---------------
                                                             32,391,932
                                                        ---------------
         Hospitals/Healthcare Management -- 2.0%
           Aetna, Inc.(a)......................  49,312       2,024,874
           Agilent Technologies, Inc.(a)....... 158,413       8,673,112
           Amgen, Inc.(a)...................... 364,300      23,292,431
           Applera Corp.--Applied Biosysystems
            Group(a)...........................  77,400       7,280,438
           Chiron Corp.(a).....................  46,000       2,047,000
           Columbia/HCA Healthcare Corp........ 199,098       8,762,303
           Forest Laboratories, Inc.(a)........  25,000       3,321,875
           HEALTHSOUTH Corp.(a)................ 142,500       2,324,531
           Humana, Inc.(a).....................  58,100         886,025
           IMS Health, Inc..................... 110,520       2,984,040
           Manor Care, Inc.(a).................  40,850         842,531
           Mckesson HBOC, Inc.................. 101,107       3,628,730
           MedImmune, Inc.(a)..................  70,100       3,342,894
           Tenet Healthcare Corp.(a)........... 111,100       4,937,006
           UnitedHealth Group, Inc.(a)......... 115,200       7,070,400
           Wellpoint Health Networks, Inc.(a)..  22,400       2,581,600
                                                        ---------------
                                                             83,999,790
                                                        ---------------
         Household Products & Personal Care -- 0.4%
           Kimberly-Clark Corp................. 192,388      13,599,908
           Leggett & Platt, Inc................  64,000       1,212,000
                                                        ---------------
                                                             14,811,908
                                                        ---------------
         Housing Related -- 0.5%
           Loews Corp..........................  34,000       3,521,125
           Lowe's Cos., Inc.................... 137,900       6,136,550
           Masco Corp.......................... 161,200       4,140,825
           Maytag Corp.........................  26,400         853,050
           Newell Rubbermaid, Inc.(b)..........  98,249       2,235,165
           Stanley Works.......................  32,300       1,007,356
           Whirlpool Corp......................  27,300       1,301,869
                                                        ---------------
                                                             19,195,940
                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                ---------- ---------------
     Human Resources
       Robert Half International, Inc.(a)......     36,000 $       954,000
                                                           ---------------
     Insurance -- 4.3%
       AFLAC, Inc..............................     94,200       6,800,062
       Allstate Corp...........................    258,288      11,251,671
       American General Corp...................     88,686       7,227,909
       American International Group, Inc.......    819,164      80,738,852
       Aon Corp................................     94,125       3,223,781
       Chubb Corp..............................     62,000       5,363,000
       CIGNA Corp..............................     55,800       7,382,340
       Cincinnati Financial Corp...............     55,700       2,203,631
       Conseco, Inc.(b)........................    118,259       1,559,541
       Hartford Financial Services Group, Inc..     77,200       5,452,250
       Jefferson-Pilot Corp....................     36,012       2,691,897
       Lincoln National Corp...................     68,800       3,255,100
       Marsh & McLennan Cos., Inc..............     96,100      11,243,700
       MBIA, Inc...............................     36,300       2,690,738
       MetLife, Inc.(b)........................    245,000       8,575,000
       MGIC Investment Corp....................     40,200       2,710,987
       Progressive Corp.(b)....................     27,000       2,797,875
       SAFECO Corp.............................     48,300       1,587,863
       St. Paul Cos., Inc......................     76,910       4,177,174
       Torchmark Corp..........................     41,800       1,606,688
       UnumProvident Corp......................     86,656       2,328,880
       Wachovia Corp...........................     74,200       4,312,875
                                                           ---------------
                                                               179,181,814
                                                           ---------------
     Leisure  -- 1.0%
       Brunswick Corp..........................     33,400         549,013
       Carnival Corp. (Class "A" Stock)........    214,700       6,615,444
       Disney (Walt) Co........................    740,801      21,436,929
       Harley-Davidson, Inc.(b)................    100,000       3,975,000
       Harrah's Entertainment, Inc.(a).........     38,750       1,022,031
       Hilton Hotels Corp......................    104,800       1,100,400
       Marriott International, Inc.
        (Class "A" Stock)......................     87,600       3,701,100
       Sabre Group Holdings, Inc.
        (Class "A" Stock)......................     42,419       1,829,319
       Starwood Hotels & Resorts Worldwide,
        Inc....................................     50,000       1,762,500
                                                           ---------------
                                                                41,991,736
                                                           ---------------
     Machinery -- 0.6%
       Briggs & Stratton Corp..................      7,800         346,125
       Caterpillar, Inc........................    120,900       5,720,081
       Cooper Industries, Inc..................     30,000       1,378,125
       Deere & Co..............................     85,200       3,903,225
       Dover Corp..............................     71,100       2,883,994
       Eaton Corp..............................     24,700       1,857,131
       Ingersoll-Rand Co.(b)...................     57,050       2,388,969
       Parker Hannifin Corp....................     41,225       1,819,053
       Snap-On, Inc............................     22,800         635,550
       Thermo Electron Corp.(a)................     57,000       1,695,750
       Timken Co...............................     21,500         325,188
                                                           ---------------
                                                                22,953,191
                                                           ---------------
     Media -- 2.4%
       Clear Channel Communications,
        Inc.(a)................................    199,200       9,648,750
       Comcast Corp. (Special Class "A")(a)....    323,900      13,522,825
       Dow Jones & Co., Inc....................     32,700       1,851,637
       Gannett Co., Inc.(b)....................     95,700       6,035,081

                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Media (cont'd.)
         Interpublic Group of Cos., Inc.(b)...    105,100 $     4,473,319
         Knight-Ridder, Inc...................     26,800       1,524,250
         McGraw Hill, Inc.....................     69,000       4,045,125
         Meredith Corp........................     17,800         572,938
         New York Times Co.
          (Class "A" Stock)(b)................     59,500       2,383,719
         R.R. Donnelley & Sons, Co............     40,200       1,085,400
         Time Warner, Inc.....................    470,280      24,567,427
         Tribune Co...........................    110,600       4,672,850
         Viacom, Inc. (Class "B" Stock)(a)(b).    537,236      25,115,783
                                                          ---------------
                                                               99,499,104
                                                          ---------------
       Metals-Ferrous -- 0.1%
         Allegheny Technologies, Inc..........     34,940         554,672
         Nucor Corp...........................     31,200       1,238,250
         USX-U.S. Steel Group, Inc............     31,540         567,720
         Worthington Industries, Inc..........     34,000         274,125
                                                          ---------------
                                                                2,634,767
                                                          ---------------
       Metals-Non Ferrous -- 0.4%
         Alcan Aluminum, Ltd.(b)..............    109,350       3,738,403
         Alcoa, Inc...........................    304,576      10,203,296
         INCO, Ltd.(a)........................     67,200       1,126,272
                                                          ---------------
                                                               15,067,971
                                                          ---------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc............     75,817       3,828,758
         Phelps Dodge Corp....................     27,528       1,536,407
                                                          ---------------
                                                                5,365,165
                                                          ---------------
       Miscellaneous-Basic Industry -- 2.1%
         AES Corp.(a)(b)......................    153,400       8,494,525
         BB&T Corp............................    135,100       5,040,919
         Crane Co.............................     21,625         614,961
         Danaher Corp.........................     51,400       3,514,475
         Ecolab, Inc..........................     48,000       2,073,000
         Fortune Brands, Inc..................     56,500       1,695,000
         Homestake Mining Co..................     93,700         392,369
         Honeywell, Inc.......................    286,650      13,562,128
         Illinois Tool Works, Inc.............    106,900       6,367,231
         ITT Industries, Inc..................     37,900       1,468,625
         Millipore Corp.......................     16,200       1,020,600
         Pall Corp............................     44,000         937,750
         PPG Industries, Inc..................     60,400       2,797,275
         Sealed Air Corp.(a)..................     30,810         939,705
         Textron, Inc.........................     51,700       2,404,050
         Tyco International, Ltd..............    608,324      33,761,982
         W.W. Grainger, Inc...................     33,400       1,219,100
                                                          ---------------
                                                               86,303,695
                                                          ---------------
       Miscellaneous - Consumer Growth/
        Stable -- 0.4%
         American Greetings Corp.
          (Class "A" Stock)...................     24,800         234,050
         Black & Decker Corp..................     32,900       1,291,325
         Energizer Holdings, Inc.(a)..........          1              21
         Minnesota Mining & Manufacturing Co.     139,800      16,845,900
                                                          ---------------
                                                               18,371,296
                                                          ---------------
       Oil & Gas -- 5.3%
         Amerada Hess Corp....................     34,200       2,498,738
         Anadarko Petroleum Corp..............     85,663       6,088,926

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

December 31, 2000


                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Oil & Gas (cont'd.)
          Ashland Oil, Inc...................    23,100 $       829,059
          Chevron Corp.......................   230,700      19,479,731
          Coastal Corp.......................    75,700       6,685,256
          EOG Resources, Inc.................    35,000       1,914,063
          Exxon Mobil Corp................... 1,231,835     107,092,655
          Kerr-McGee Corp.(b)................    31,926       2,137,047
          Nabors Industries, Inc.(a).........    44,100       2,608,515
          NICOR, Inc.........................    16,200         699,638
          Phillips Petroleum Co..............    91,700       5,215,437
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   761,300      46,106,231
          Sunoco, Inc........................    29,200         983,675
          Texaco, Inc........................   194,882      12,107,044
          Unocal Corp........................    87,100       3,369,681
          USX--Marathon Corp.................   112,000       3,108,000
                                                        ---------------
                                                            220,923,696
                                                        ---------------
        Oil - Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   221,557       6,411,306
                                                        ---------------
        Oil & Gas Exploration & Production -- 0.1%
          Devon Energy Corp..................    40,000       2,438,800
          Occidental Petroleum Corp..........   136,000       3,298,000
                                                        ---------------
                                                              5,736,800
                                                        ---------------
        Oil & Gas Services -- 1.0%
          Apache Corp........................    42,100       2,949,631
          Baker Hughes, Inc..................   122,130       5,076,028
          Halliburton Co.....................   164,100       5,948,625
          Kinder Morgan, Inc.(b).............    28,000       1,461,250
          McDermott International, Inc.......    20,700         222,525
          ONEOK, Inc.........................    13,000         625,625
          PG&E Corp..........................   140,000       2,800,000
          Rowan Cos., Inc.(a)................    28,700         774,900
          Schlumberger, Ltd..................   204,300      16,331,231
          Tosco Corp.........................    49,000       1,662,938
          Transocean Sedco Forex, Inc.(b)....    72,433       3,331,918
                                                        ---------------
                                                             41,184,671
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   145,300       2,380,014
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    66,200         566,837
          Newmont Mining Corp................    61,503       1,049,395
          Placer Dome, Inc...................   121,000       1,164,625
                                                        ---------------
                                                              5,160,871
                                                        ---------------
        Railroads -- 0.3%
          Burlington Northern Sante Fe Corp..   141,126       3,995,630
          CSX Corp...........................    80,612       2,090,874
          Norfolk Southern Corp..............   141,300       1,881,056
          Union Pacific Corp.................    86,500       4,389,875
                                                        ---------------
                                                             12,357,435
                                                        ---------------
        Restaurants -- 0.5%
          Darden Restaurants, Inc............    44,300       1,013,362
          McDonald's Corp....................   477,300      16,228,200
          Tricon Global Restaurants, Inc.(a).    48,050       1,585,650
          Wendy's International, Inc.........    37,800         992,250
                                                        ---------------
                                                             19,819,462
                                                        ---------------

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Retail -- 5.8%
         Albertson's, Inc.....................   149,244 $     3,954,966
         AutoZone, Inc.(a)....................    42,900       1,222,650
         Bed Bath & Beyond, Inc.(a)...........    98,000       2,192,750
         Best Buy Co., Inc.(a)................    75,000       2,217,187
         Circuit City Stores, Inc.............    75,200         864,800
         Consolidated Stores Corp.(a).........    40,200         427,125
         Costco Wholesale Corp.(a)............   159,432       6,367,315
         CVS Corp.............................   140,400       8,415,225
         Dillard's, Inc. (Class "A" Stock)....    37,750         445,922
         Dollar General Corp..................   109,803       2,072,532
         Federated Department Stores, Inc.(a).    76,500       2,677,500
         Harcourt General, Inc................    27,006       1,544,743
         Home Depot, Inc......................   822,819      37,592,543
         J.C. Penney Co., Inc.................   100,500       1,092,938
         Kmart Corp.(a).......................   181,400         963,688
         Kohl's Corp.(a)......................   118,000       7,198,000
         Kroger Co.(a)........................   288,800       7,815,650
         Liz Claiborne, Inc...................    23,400         974,025
         Longs Drug Stores, Inc...............    13,700         330,513
         May Department Stores Co.............   102,400       3,353,600
         Nordstrom, Inc.......................    46,300         842,081
         Office Depot, Inc.(a)................   115,000         819,375
         Safeway, Inc.(a).....................   174,600      10,912,500
         Sears, Roebuck & Co..................   118,000       4,100,500
         Sherwin-Williams Co..................    53,800       1,415,613
         Staples, Inc.(a).....................   162,200       1,915,987
         Starbucks Corp.(a)...................    56,200       2,486,850
         Supervalu, Inc.......................    46,800         649,350
         Target Corp..........................   322,368      10,396,368
         The Gap, Inc.........................   303,687       7,744,018
         The Limited, Inc.....................   151,896       2,591,725
         Tiffany & Co.(b).....................    43,300       1,369,363
         TJX Cos., Inc........................   104,400       2,897,100
         Toys 'R' Us, Inc.(a).................    75,450       1,259,072
         Wal-Mart Stores, Inc................. 1,582,100      84,049,062
         Walgreen Co..........................   357,300      14,939,606
         Winn-Dixie Stores, Inc...............    48,900         947,438
                                                         ---------------
                                                             241,059,680
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    38,600       1,404,075
         Cooper Tire & Rubber Co..............    28,800         306,000
         Goodyear Tire & Rubber Co............    58,000       1,333,420
                                                         ---------------
                                                               3,043,495
                                                         ---------------
       Telecommunications -- 7.9%
         ADC Telecommunications, Inc.(a)......   262,400       4,756,000
         Alltel Corp..........................   114,000       7,117,875
         Andrew Corp.(a)......................    29,112         633,186
         AT&T Corp............................ 1,331,967      23,059,679
         BellSouth Corp.......................   664,500      27,202,969
         CenturyTel, Inc......................    51,200       1,830,400
         Global Crossing, Ltd.(a)(b)..........   301,105       4,309,565
         Lucent Technologies, Inc............. 1,174,905      15,861,217
         Motorola, Inc........................   780,695      15,809,074
         Nextel Communications, Inc.
          (Class "A" Stock) (a)(b)............   270,000       6,682,500
         Nortel Networks Corp................. 1,068,280      34,251,727

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Telecommunications (cont'd.)
         Qualcomm, Inc.(a).....................   265,700 $    21,837,219
         Qwest Communications International,
          Inc.(a)..............................   581,647      23,847,527
         SBC Communications, Inc............... 1,199,077      57,255,927
         Scientific-Atlanta, Inc...............    57,600       1,875,600
         Sprint Corp.(b).......................  318,5000       6,469,531
         Sprint Corp. (PCS Group)(a)(b)........   319,000       6,519,563
         Tellabs, Inc.(a)......................   149,400       8,441,100
         Verizon Communications................   963,638      48,302,355
         Worldcom, Inc......................... 1,017,458      14,308,003
                                                          ---------------
                                                              330,371,017
                                                          ---------------
       Textiles -- (e)
         National Service Industries, Inc......    14,700         377,606
         VF Corp...............................    42,836       1,552,377
                                                          ---------------
                                                                1,929,983
                                                          ---------------
       Tobacco -- (e)
         UST, Inc.(b)..........................    59,100       1,658,494
                                                          ---------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc...........................    64,150         681,594
         Mattel, Inc...........................   152,381       2,200,381
                                                          ---------------
                                                                2,881,975
                                                          ---------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a)..............   100,840       4,029,566
         Ryder System, Inc.....................    20,600         342,475
                                                          ---------------
                                                                4,372,041
                                                          ---------------
       Utilities - Electric & Gas -- 0.5%
         Dynegy, Inc. (Class "A" Stock)........    99,000       5,550,187
         Exelon Corp...........................   114,875       8,065,374
         KeySpan Corp..........................    37,700       1,597,537
         NiSource, Inc.(b).....................    47,000       1,445,250
         NiSource, Inc.-sails(a)(b)............    30,250          83,188
         Progress Energy, Inc..................    92,814       4,565,289
                                                          ---------------
                                                               21,306,825
                                                          ---------------
       Utilities - Electric -- 1.8%
         Allegheny Energy, Inc.................    26,000       1,252,875
         Ameren Corp...........................    47,500       2,199,844
         American Electric Power Co., Inc.(b)..   118,940       5,530,710
         Calpine Corp.(a)......................    85,000       3,830,312
         CMS Energy Corp.(b)...................    43,100       1,365,731
         Consolidated Edison, Inc.(b)..........    73,100       2,814,350
         Constellation Energy Group............    53,550       2,413,097
         Dominion Resources, Inc...............    85,842       5,751,414
         DTE Energy Co.(b).....................    53,600       2,087,050
         Duke Energy Co........................   132,831      11,323,843
         Edison International..................   122,800       1,918,750
         El Paso Energy Corp.(b)...............    80,900       5,794,462
         Entergy Corp..........................    82,700       3,499,244
         FirstEnergy Corp.(b)..................    79,100       2,496,594
         FPL Group, Inc.(b)....................    63,700       4,570,475
         GPU, Inc..............................    46,200       1,700,737
         Niagara Mohawk Holdings, Inc.(a)......    64,600       1,078,013
         Progress Energy, Inc..................    36,000          16,200
         Public Service Enterprise Group, Inc..    75,400       3,666,325

                                                              Value
        COMMON STOCKS                           Shares       (Note 2)
        (Continued)                           ----------- --------------
        Utilities - Electric (cont'd.)
          Reliant Energy, Inc..............       107,410 $    4,652,196
          Southern Co......................       230,200      7,654,150
                                                          --------------
                                                              75,616,372
                                                          --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a).        68,000        990,250
          Waste Management, Inc............       221,630      6,150,232
                                                          --------------
                                                               7,140,482
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,435,320,644)...........................  4,133,790,691
                                                          --------------

                                    Moody's    Principal
        SHORT-TERM                  Ratings     Amount
        INVESTMENTS               (Unaudited)    (000)
         -- 6.6%                  ----------- -----------
        Commercial Paper -- 4.5%
          American Electric Power,
           7.90%, 01/22/01(c)....          P2 $    10,000      9,956,111
          Apache Corp.,
           7.20%, 01/02/01(c)....          P2       1,711      1,711,000
          Cox Enterprises, Inc.,
           7.80%, 01/26/01(c)....          P2       7,030      6,993,444
          Infinity Broadcasting Corp.,
           7.85%, 01/22/01(c)....          P2      10,000      9,956,389
          Invensys PLC,
           7.50%, 02/06/01(c)....          P2      30,173     29,952,988
           7.50%, 02/09/01(c)....          P2      12,420     12,321,675
          PHH Corp.,
           7.80%, 01/31/01(c)....          P2      15,518     15,420,495
          Reed Elsevier,
           7.20%, 01/29/01(c)....          P1      20,000     19,892,000
          Sprint Capital Corp.,
           7.50%, 02/09/01(c)....          P2      17,036     16,901,132
          Tennessee Gas &
           Pipeline,
           7.40%, 01/30/01(c)....          NR      42,500     42,255,389
          MCI WorldCom, Inc.,
           7.35%, 01/31/01(c)....          P2      23,000     22,863,821
                                                          --------------
                                                             188,224,444
                                                          --------------
        Mutual Funds -- 0.8%
          Prudential Core Investment Fund--
           Taxable Money Market
           Series(c).......................        34,812     34,812,029
                                                          --------------
        U.S. Government Obligations --
          0.1%
          United States Treasury Bill,
           5.52%, 03/15/01(d).............          4,500      4,442,040
                                                          --------------
        Repurchase Agreement -- 1.2%
          Joint Repurchase Agreement
           Account,
           5.96%, 01/02/01 (Note 5)........        50,351     50,351,000
                                                          --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $277,829,513).............................    277,829,513
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

December 31, 2000



              SHORT-TERM                                Value
              INVESTMENTS                             (Note 2)
              (Continued)                          --------------
              TOTAL INVESTMENTS -- 105.4%
               (cost $2,713,150,157; Note 6)...... $4,411,620,204
              VARIATION MARGIN ON OPEN FUTURES
               CONTRACTS(e).......................       (714,350)
              OTHER LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (5.4)%...................   (224,872,080)
                                                   --------------
              NET ASSETS -- 100.0%................ $4,186,033,774
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $212,053,868; cash collateral of $221,745,129 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.
(d) Security segregated as collateral for futures contracts.
(e) Open futures contracts as of December 31, 2000 are as follows:

   Number of                  Expiration  Value at       Value at
   Contracts        Type         Date    Trade Date  December 31, 2000 Depreciation
Long Positions:
      157       S&P 500 Index     Mar 01 $54,697,000       $52,398,750   $2,298,250
                                                                         ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                                VALUE PORTFOLIO

December 31, 2000



       LONG-TERM INVESTMENTS -- 96.1%                           Value
                                                    Shares     (Note 2)
       COMMON STOCKS                               --------- ------------
       Aerospace -- 0.5%
         Boeing Co................................   151,100 $  9,972,600
                                                             ------------
       Agricultural Products -- 1.1%
         Monsanto Co.(a)..........................   790,900   21,403,731
                                                             ------------
       Airlines -- 1.8%
         AMR Corp.................................   925,100   36,252,356
                                                             ------------
       Automobiles & Trucks -- 2.4%
         Borg-Warner Automotive, Inc..............   118,500    4,740,000
         Ford Motor Co............................   591,217   13,856,648
         General Motors Corp......................   262,213   13,356,475
         Navistar International Corp.(a)..........   562,300   14,725,231
                                                             ------------
                                                               46,678,354
                                                             ------------
       Banks and Savings & Loans -- 5.5%
         BankAmerica Corp.(b).....................   561,900   25,777,163
         Chase Manhattan Corp.....................   675,700   30,702,119
         Comerica, Inc............................   432,000   25,650,000
         PNC Bank Corp............................   361,700   26,426,706
                                                             ------------
                                                              108,555,988
                                                             ------------
       Chemicals -- 3.2%
         Dow Chemical Co.(b)......................   908,900   33,288,463
         Lyondell Chemical Co..................... 1,000,500   15,320,156
         Millennium Chemicals, Inc................   848,298   15,375,401
                                                             ------------
                                                               63,984,020
                                                             ------------
       Computers -- 2.4%
         Compaq Computer Corp.....................   744,800   11,209,240
         Dell Computer Corp.(a)...................   577,000   10,061,438
         International Business Machines
          Corp.(b)................................   303,200   25,772,000
                                                             ------------
                                                               47,042,678
                                                             ------------
       Construction -- 1.2%
         Centex Corp..............................   636,800   23,919,800
                                                             ------------
       Diversified Consumer Products -- 3.9%
         Eastman Kodak Co.........................   483,800   19,049,625
         Philip Morris Co., Inc................... 1,144,900   50,375,600
         Xerox Corp............................... 1,738,300    8,039,638
                                                             ------------
                                                               77,464,863
                                                             ------------
       Entertainment -- 0.5%
         Park Place Entertainment Corp.(a)........   760,300    9,076,081
                                                             ------------
       Financial Services -- 10.7%
         A.G. Edwards, Inc........................   661,100   31,360,931
         Bear, Stearns & Co., Inc.................   507,034   25,700,286
         Citigroup, Inc...........................   612,535   31,277,569
         Countrywide Mortgage Investments, Inc....   548,000   27,537,000
         John Hancock Financial Services, Inc.(b)    359,400   13,522,425
         Lehman Brothers Holdings, Inc............   864,800   58,482,100
         Washington Mutual, Inc...................   438,500   23,267,906
                                                             ------------
                                                              211,148,217
                                                             ------------
       Forest Products -- 5.3%
         Boise Cascade Corp.......................   563,300   18,940,962
         Georgia-Pacific Corp.(b)................. 1,306,200   40,655,475
         Longview Fibre Co........................ 1,353,200   18,268,200
         Louisiana-Pacific Corp................... 1,031,900   10,447,988
         Rayonier, Inc............................   407,200   16,211,650
                                                             ------------
                                                              104,524,275
                                                             ------------

                                                              Value
         COMMON STOCKS                            Shares     (Note 2)
         (Continued)                             --------- ------------
         Hospitals/Hospital Management -- 3.2%
           HCA-The Healthcare Co................   432,700 $ 19,043,127
           Humana, Inc.(a)...................... 2,932,800   44,725,200
                                                           ------------
                                                             63,768,327
                                                           ------------
         Housing Related -- 5.4%
           Hanson PLC, ADR (United Kingdom).....   821,850   28,148,363
           Kaufman & Broad Home Corp.(b)........   954,300   32,147,981
           Masco Corp...........................   675,500   17,351,906
           Ryland Group, Inc....................   704,900   28,724,675
                                                           ------------
                                                            106,372,925
                                                           ------------
         Insurance -- 6.9%
           Aetna, Inc.(a).......................   513,700   21,093,806
           Allstate Corp........................   844,600   36,792,887
           American General Corp................   238,800   19,462,200
           Aon Corp.............................   725,200   24,838,100
           Lincoln National Corp................   497,000   23,514,313
           Selective Insurance Group, Inc.......   408,300    9,901,275
                                                           ------------
                                                            135,602,581
                                                           ------------
         Machinery -- 1.6%
           Cascade Corp.........................   117,700    1,890,556
           Caterpillar, Inc.....................   188,000    8,894,750
           Snap-On, Inc.........................   733,900   20,457,463
                                                           ------------
                                                             31,242,769
                                                           ------------
         Media -- 2.1%
           Donnelley (R.R.) & Sons Co...........   875,100   23,627,700
           New York Times Co. (Class "A" Stock).   472,100   18,913,506
                                                           ------------
                                                             42,541,206
                                                           ------------
         Metals - Ferrous -- 1.0%
           AK Steel Holding Corp................   801,300    7,011,375
           USX-U.S. Steel Group.................   672,900   12,112,200
                                                           ------------
                                                             19,123,575
                                                           ------------
         Metals - Non Ferrous -- 2.3%
           ALCOA, Inc........................... 1,334,706   44,712,651
                                                           ------------
         Mineral Resources -- 0.6%
           Phelps Dodge Corp....................   213,700   11,927,131
                                                           ------------
         Oil & Gas -- 6.8%
           Amerada Hess Corp....................   365,600   26,711,650
           Conoco, Inc. (Class "A" Stock).......   608,300   17,412,588
           ENSCO International, Inc.............   954,100   32,499,031
           Noble Affiliates, Inc................   586,700   26,988,200
           Talisman Energy, Inc.(a).............   681,500   25,258,094
           USX-Marathon Corp....................   236,700    6,568,425
                                                           ------------
                                                            135,437,988
                                                           ------------
         Oil & Gas Services -- 2.7%
           Diamond Offshore Drilling, Inc.......   586,500   23,460,000
           McDermott International, Inc......... 2,746,600   29,525,950
                                                           ------------
                                                             52,985,950
                                                           ------------
         Precious Metals -- 1.4%
           Stillwater Mining Co.(a).............   723,400   28,465,790
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

December 31, 2000


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Real Estate - Development -- 5.5%
          Boston Properties, Inc...............   464,000 $   20,184,000
          Equity Residential Properties Trust..   803,900     44,465,719
          Starwood Hotels & Resorts
           Worldwide, Inc......................   282,400      9,954,600
          Vornado Realty Trust.................   886,100     33,948,706
                                                          --------------
                                                             108,553,025
                                                          --------------
        Restaurants -- 0.9%
          McDonald's Corp......................   553,000     18,802,000
                                                          --------------
        Retail -- 2.7%
          Dillard's, Inc. (Class "A" Stock)....   315,500      3,726,844
          Federated Department Stores, Inc.(a).   810,900     28,381,500
          The Limited, Inc..................... 1,222,132     20,852,627
                                                          --------------
                                                              52,960,971
                                                          --------------
        Telecommunications -- 6.6%
          AT&T Corp............................   931,100     16,119,669
          CenturyTel, Inc......................   308,700     11,036,025
          General Motors Corp.
           (Class "H" Stock)(a)................   341,362      7,851,326
          Motorola, Inc........................   503,500     10,195,875
          SBC Communications, Inc..............   377,600     18,030,400
          Sprint Corp.......................... 1,152,000     23,400,000
          Verizon Communications, Inc..........   388,300     19,463,537
          WorldCom, Inc........................ 1,719,300     24,070,200
                                                          --------------
                                                             130,167,032
                                                          --------------
        Tobacco -- 1.9%
          R.J. Reynolds Tobacco Holdings, Inc..   753,960     36,755,550
                                                          --------------
        Transportation -- 1.8%
          Sabre Group Holdings, Inc.
           (Class "A" Stock)...................   837,367     36,111,452
                                                          --------------
        Utilities - Electric -- 3.5%
          Exelon Corp..........................   456,700     32,064,907
          Nisource, Inc.(b).................... 1,149,500     35,347,125
          PG&E Corp............................    91,100      1,822,000
                                                          --------------
                                                              69,234,032
                                                          --------------
        Waste Management -- 0.7%
          Waste Management, Inc................   469,900     13,039,725
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $1,662,481,532)...........................  1,897,827,643
                                                          --------------

                                    Moody's   Principal
        SHORT-TERM                  Ratings    Amount        Value
        INVESTMENTS               (Unaudited)   (000)      (Note 2)
         -- 5.3%                  ----------- --------- --------------
        Commercial
         Paper -- 1.4%
          Cox Enterprises, Inc.,
           7.80%, 01/26/01(c)....          P2   $ 2,250 $    2,237,813
          Invensys PLC,
           7.50%, 02/09/01(c)....          P2    15,591     15,464,323
          MCI Worldcom, Inc.,
           6.90%, 01/02/01(c)....          P2    10,310     10,308,024
                                                        --------------
                                                            28,010,160
                                                        --------------
        Repurchase
         Agreement -- 3.9%
          Joint Repurchase Agreement
           Account,
           5.96%, 01/02/01
            (Note 5).............                76,739     76,739,000
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $104,749,160)...........................    104,749,160
                                                        --------------
        TOTAL INVESTMENTS -- 101.4%
         (cost $1,767,230,692; Note 6).................  2,002,576,803
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.4)%..............................    (27,241,842)
                                                        --------------
        TOTAL NET ASSETS -- 100.0%..................... $1,975,334,961
                                                        ==============

The following abbreviations are used in portfolio descriptions:

               ADR American Depository Receipt.
               PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

(b) Portion or all of securities on loan with an aggregate market value of $26,502,375. Cash collateral of $27,833,215 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to eleven Portfolios: 20/20 Focus Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio (formerly known as the Equity Income Portfolio).

       The Portfolios of the Series Fund have the following as investment objectives:

       20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded.

                                      C1

       Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2000, the Global Portfolio had 67,161,526 Euro on deposit with a single financial institution.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow

                                      C2
       the security sold short and deliver it to the buyer. Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets equal to the current market value of the securities sold short or otherwise cover the short position. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2000, PSI has been compensated by the following amounts:

                                      C3

   Diversified Bond Portfolio........... $ 44,931
   Global Portfolio.....................  250,753
   High Yield Bond Portfolio............   28,770
   Prudential Jennison Portfolio........  192,146
   Small Capitalization Stock Portfolio.   45,246
   Stock Index Portfolio................   53,732
   Value Portfolio......................  120,354
                                         --------
                                         $735,932

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the

                                      C4
       classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
       (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI"), accumulated net realized gain (loss) on investments ("G/L") and paid-in capital in excess of par ("PC") by the following amounts:

                  Portfolio                      UNI          G/L          PC
                  ---------                   ---------- ------------  ----------
Diversified Conservative Growth Portfolio (a) $  386,552 $   (108,272) $ (278,280)
Equity Portfolio (a) (b).....................  2,366,823   (2,366,823)         --
Global Portfolio (a) (b) (c).................  9,600,868  (10,975,867)  1,374,999
Prudential Jennison Portfolio (a)............         33          (33)
Value Portfolio (a) (b)......................    532,381     (532,381)         --

  (a)     Reclassification of net foreign currency gain (loss).

  (b)     Reclassification of other permanent book/tax differences.

  (c)     Reclassification of gains from passive foreign investment companies.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Prior to September 29, 2000, The Prudential Insurance Company of America ("The Prudential") served as the investment manager (change in manager approved by Series Fund's Board of Directors on September 29, 2000 and by Contractholders on January 31, 2001). PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), Pacific Investment Management Company LLC ("PIMCO"), The Dreyfus Corporation ("Dreyfus") and Franklin Advisers, Inc. ("Franklin") (collectively, the "Subadvisors"), under which each provides investment advisory services for certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PIFM and The Prudential was computed daily and payable quarterly, at the annual rates specified below, based on the value of each of the Portfolio's average daily net assets. Beginning January 1, 2001, the management fee is payable monthly.

                                          Management
                Portfolio                    Fee
                ---------                 ---------
20/20 Focus Portfolio....................      0.75%
Diversified Bond Portfolio...............      0.40
Diversified Conservative Growth Portfolio      0.75
Equity Portfolio.........................      0.45
Global Portfolio.........................      0.75
High Yield Bond Portfolio................      0.55
Money Market Portfolio...................      0.40
Prudential Jennison Portfolio............      0.60
Small Capitalization Stock Portfolio.....      0.40
Stock Index Portfolio....................      0.35
Value Portfolio..........................      0.40

                                      C5

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                Portfolio                        Subadvisor(s)
                ---------                        -------------
20/20 Focus Portfolio.................... Jennison
Diversified Bond Portfolio............... PIC
Diversified Conservative Growth Portfolio Dreyfus, Franklin, Jennison,
                                          PIMCO
Equity Portfolio......................... Jennison
Global Portfolio......................... Jennison
High Yield Bond Portfolio................ PIC
Money Market Portfolio................... PIC
Prudential Jennison Portfolio............ Jennison
Small Capitalization Stock Portfolio..... PIC
Stock Index Portfolio.................... PIC
Value Portfolio.......................... Jennison

       PIC was the Subadvisor for the following Portfolios (or a segment of a Portfolio where indicated) until the dates listed below (all changes were approved by Contractholders on January 31, 2001):

                                                    Date Series Fund's
                                                    Board of Directors
                     Portfolio                       Approved Change
                     ---------                       ---------------
20/20 Focus Portfolio (Segment).................... September 7, 2000
Diversified Conservative Growth Portfolio (Segment) September 7, 2000
Equity Portfolio................................... September 7, 2000
Global Portfolio................................... October 2, 2000
Value Portfolio.................................... September 7, 2000

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the 20/20 Focus, Diversified Conservative Growth and Global Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                     Expense
             Portfolio                Limit
             ---------               -------
Diversified Bond Portfolio..........    0.75%
Equity Portfolio....................    0.75
High Yield Bond Portfolio...........    0.75
Money Market Portfolio..............    0.75
Prudential Jennison Portfolio.......    0.75
Small Capitalization Stock Portfolio    0.75
Stock Index Portfolio...............    0.75
Value Portfolio.....................    0.75

       PIC, PIMS, PIFM, PSI and Jennison are indirect wholly-owned subsidiaries of The Prudential.

       Certain Portfolios of the Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates.

                                      C6

       The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the agreement during the year ended December 31, 2000.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of The Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2000, the Series Fund incurred fees for the services of PMFS and as of December 31, 2000 fees were due to PMFS as follows:

                                           Amount Incurred
                                               for the         Amount Due
                                             Year Ended           as of
                Portfolio                 December 31, 2000 December 31, 2000
                ---------                 ----------------- -----------------
20/20 Focus Portfolio....................           $ 1,800              $100
Diversified Bond Portfolio...............             9,100               600
Diversified Conservative Growth Portfolio             1,400               100
Equity Portfolio.........................             9,700               600
Global Portfolio.........................             9,100               700
High Yield Bond Portfolio................             8,800               600
Money Market Portfolio...................             9,300               700
Prudential Jennison Portfolio............            10,700               900
Small Capitalization Stock Portfolio.....             7,400               500
Stock Index Portfolio....................             9,400               700
Value Portfolio..........................             8,800               600


       For the year ended December 31, 2000, PSI earned $615,822 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:


                Portfolio                 Commission
                ---------                 ----------
20/20 Focus Portfolio....................   $    258
Diversified Conservative Growth Portfolio        375
Equity Portfolio.........................    236,518
Prudential Jennison Portfolio............    235,120
Value Portfolio..........................    143,551
                                          ----------
                                            $615,822

                                      C7

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the fiscal year ended December 31, 2000, the following portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                Securities
                                                 Lending
                                        Cash    Collateral
             Portfolio               Investment Investment
             ---------               ---------- ----------
Diversified Bond Portfolio..........   $571,000   $118,000
Equity Portfolio....................     80,000         --
Global Portfolio....................         --     11,000
Money Market Portfolio..............     55,000         --
Small Capitalization Stock Portfolio         --     32,000
Stock Index Portfolio...............         --     93,000
Value Portfolio.....................         --      1,000

Note 5:  Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $620,521,000 as of December 31, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal   Percentage
                Portfolio                    Amount     Interest
                ---------                 ------------ ---------
20/20 Focus Portfolio.................... $ 11,404,000      1.84%
Diversified Conservative Growth Portfolio   23,411,000      3.77
Equity Portfolio.........................  225,868,000     36.40
Global Portfolio.........................   60,658,000      9.78
Prudential Jennison Portfolio............  106,641,000     17.18
Small Capitalization Stock Portfolio.....   39,210,000      6.32
Stock Index Portfolio....................   50,351,000      8.11
Value Portfolio..........................   76,739,000     12.37
All other portfolios.....................   26,239,000      4.23
                                          ------------ ---------
                                          $620,521,000    100.00%

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns & Co., Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $194,644,640.

       Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001.
       The value of the collateral including accrued interest was $193,803,849.

       State Street Bank and Trust Company, 5.50%, in the principal amount of $50,521,000, repurchase price $50,551,874, due 01/02/2001. The value of the collateral including accrued interest was $51,534,285.

       UBS Warburg, 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $193,800,211.

                                      C8

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 2000 were as follows:

       Cost of Purchases:

                                           Government  Non-Government
                Portfolio                  Securities    Securities
                ---------                 ------------ --------------
20/20 Focus Portfolio.................... $          0 $  164,209,763
Diversified Bond Portfolio...............  876,700,639    853,514,619
Diversified Conservative Growth Portfolio  474,636,688    175,207,795
Equity Portfolio.........................            0  3,890,191,393
Global Portfolio.........................            0  1,142,897,078
High Yield Bond Portfolio................            0    515,895,572
Prudential Jennison Portfolio............            0  3,565,274,889
Small Capitalization Stock Portfolio.....            0    273,351,794
Stock Index Portfolio....................            0    319,485,189
Value Portfolio..........................            0  1,520,205,272

       Proceeds from Sales:

                                           Government  Non-Government
                Portfolio                  Securities    Securities
                ---------                 ------------ --------------
20/20 Focus Portfolio.................... $          0 $  134,472,733
Diversified Bond Portfolio...............  763,623,365    940,875,538
Diversified Conservative Growth Portfolio  439,575,728     95,500,005
Equity Portfolio.........................            0  4,087,369,322
Global Portfolio.........................            0  1,127,265,651
High Yield Bond Portfolio................            0    518,369,624
Prudential Jennison Portfolio............            0  2,759,907,577
Small Capitalization Stock Portfolio.....            0    211,207,593
Stock Index Portfolio....................            0    321,905,513
Value Portfolio..........................            0  1,774,708,243

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2000 were as follows:

                                                                    Total Net
             Portfolio                Appreciation  Depreciation   Unrealized      Tax Basis
             ---------               -------------- ------------ --------------  --------------
20/20 Focus Portfolio............... $    9,520,243 $  8,504,939 $    1,015,304  $   97,239,918
Diversified Bond Portfolio..........     20,072,085   20,121,584        (49,499)  1,451,148,883
Diversified Conservative Growth
  Portfolio.........................     13,548,140   12,038,623      1,509,517     250,761,518
Equity Portfolio....................    929,500,458  574,146,864    355,353,594   5,315,297,986
Global Portfolio....................    142,684,766   77,828,148     64,856,618   1,118,382,430
High Yield Bond Portfolio...........     11,534,016  161,639,639   (150,105,623)    844,775,288
Prudential Jennison Portfolio.......    314,509,638  453,339,656   (138,830,018)  3,061,140,363
Small Capitalization Stock Portfolio    107,516,184   93,269,307     14,246,877     574,581,796
Stock Index Portfolio...............  1,938,154,680  240,185,784  1,697,968,896   2,713,651,308
Value Portfolio.....................    409,635,024  177,868,965    231,766,059   1,770,810,744

                                      C9

       The Diversified Conservative Growth and High Yield Bond Portfolio's options activity is as follows:

Diversified Conservative Growth Portfolio..........  Contracts  Premiums
                                                     ---------  --------
Balance as of December 31, 1999....................          0   $     0
Options written....................................  8,650,000    62,546
Options terminated in closing purchase transactions (8,520,000)  (23,275)
Options expired....................................    (60,000)  (18,600)
                                                    ----------  --------
Balance as of December 31, 2000....................     70,000  $ 20,671
High Yield Bond Portfolio..........................  Contracts  Premiums
                                                     ---------  --------
Balance as of December 31, 1999....................         34  $ 68,000
Options expired....................................        (34)  (68,000)
                                                    ----------  --------
Balance as of December 31, 2000....................          0   $     0

       The Diversified Conservative Growth Portfolio entered into 2 interest rate swap agreements. For each swap agreement, the Diversified Conservative Growth Portfolio receives the floating rate of 6 month LIBOR and pays the respective fixed rate. Details of the swap agreements are as follows:

              Termination Notional Fixed   Appreciation
Counterparty     Date      Amount   Rate  (Depreciation)
------------  ----------- -------- -----  -------------
Goldman Sachs     1/04/24 $170,000 6.175%       $(5,838)
J.P. Morgan..     1/04/24   50,000 6.250%          (884)
                                          -------------
                                                $(6,722)

       The Global Portfolio entered into a future swap agreement with Merrill Lynch International. The Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Dec. '00 future and the Portfolio pays negative change in the market value of Dow Jones Euro Stoxx 50 Dec. '00. The Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:

          Termination             Current     Current    Appreciation
Open Date    Date     Contracts    Value       Basis    (Depreciation)
--------- ----------- --------- ----------- ----------- -------------
12/13/00      3/16/01     1,350 $69,132,560 $71,517,520    (2,384,960)

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                          Post October Post October    Capital
                                            Currency     Capital         Loss
                                             Losses       Losses    Carryforwards  Expiration
                Portfolio                   Deferred     Deferred     Available       Date
                ---------                 ------------ ------------ -------------  ----------
Diversified Bond Portfolio...............           --  $    17,005 $  25,194,800        2007
                                                                       16,783,700        2008
                                                                    -------------
                                                                       41,978,500          --
Diversified Conservative Growth Portfolio     $141,304      425,107            --          --
Global Portfolio.........................      268,699    8,779,794            --          --
High Yield Bond Portfolio................           --   16,284,139 $  (2,841,700)       2003
                                                    --           --   (43,467,300)       2007
                                                    --           --   (59,264,500)       2008
                                                                    -------------
                                                                     (105,573,500)
20/20 Focus Portfolio....................           --      763,498            --          --


                                      C10

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2000, the 20/20 Focus, Equity and Prudential Jennison Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the 20/20 Focus, Equity and Prudential Jennison Portfolios were as follows:

       20/20 Focus Portfolio:

                              Class I                                 Shares      Amount
                              -------                                 ------      ------
Year ended December 31, 2000:
Capital stock sold................................................. 3,542,098  $40,411,919
Capital stock issued in reinvestment of dividends and distributions   178,180    1,911,268
Capital stock repurchased..........................................  (478,046)  (5,360,037)
                                                                    ---------  -----------
Net increase in shares outstanding................................. 3,242,232  $36,963,150
                                                                    =========  ===========
                             Class II                                 Shares      Amount
                             --------                                 ------      ------
February 15, 2000 (a) through December 31, 2000:
Capital stock sold.................................................    73,372     $825,811
Capital stock issued in reinvestment of dividends and distributions       730        7,821
Capital stock repurchased..........................................    (8,001)     (87,861)
                                                                    ---------  -----------
Net increase in shares outstanding.................................    66,101     $745,771
                                                                    =========  ===========

  (a)     Commencement of offering of 20/20 Focus Portfolio Class II shares.

       Equity Portfolio:

                              Class I                                  Shares         Amount
                              -------                                  ------         ------
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $   159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776    1,027,518,157
Capital stock repurchased.......................................... (32,791,353)    (900,454,254)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................  14,989,443  $   286,553,627
                                                                    ===========  ===============
                                                                       Shares         Amount
                                                                       ------         ------
Year ended December 31, 1999:
Capital stock sold.................................................   8,671,360  $   269,536,387
Capital stock issued in reinvestment of dividends and distributions  29,303,403      842,957,463
Capital stock repurchased.......................................... (33,039,026)  (1,018,930,728)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................   4,935,737  $    93,563,122
                                                                    ===========  ===============
                             Class II                                  Shares         Amount
                             --------                                  ------         ------
Year ended December 31, 2000:
Capital stock sold.................................................     180,812      $ 5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095          244,147
Capital stock repurchased..........................................    (129,081)      (3,655,301)
                                                                    -----------  ---------------
Net increase in shares outstanding.................................      61,826      $ 1,689,780
                                                                    ===========  ===============

                                      C11

                             Class II                               Shares    Amount
                             --------                               ------    ------
May 3, 1999 (b) through December 31, 1999:
Capital stock sold................................................. 14,063  $ 457,113
Capital stock issued in reinvestment of dividends and distributions  1,186     33,511
Capital stock repurchased.......................................... (4,199)  (135,030)
                                                                    ------  ---------
Net increase in shares outstanding................................. 11,050  $ 355,594
                                                                    ======  =========

  (b)     Commencement of offering of Equity Portfolio Class II shares.

       Prudential Jennison Portfolio:

                              Class I                                 Shares        Amount
                              -------                                 ------        ------
Year ended December 31, 2000:
Capital stock sold................................................. 31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions 17,678,914     414,090,579
Capital stock repurchased.......................................... (9,174,387)   (291,311,076)
                                                                    ----------  --------------
Net increase in shares outstanding................................. 40,413,175  $1,174,149,125
                                                                    ==========  ==============
                             Class II                                 Shares        Amount
                             --------                                 ------        ------
February 10, 2000 (c) through December 31, 2000:
Capital stock sold.................................................    550,511     $16,730,013
Capital stock issued in reinvestment of dividends and distributions     71,503       1,617,253
Capital stock repurchased..........................................    (39,878)     (1,198,186)
                                                                    ----------  --------------
Net increase in shares outstanding.................................    582,136     $17,149,080
                                                                    ==========  ==============

  (c) Commencement of offering of Prudential Jennison Portfolio Class II shares.

Note 8: Subsequent Events

       On November 28, 2000, the Board of Directors approved a change in the subadvisor for the Equity Portfolio and the Value Portfolio. GE Asset Management and Salomon Brothers Asset Management will replace Jennison as the Subadvisor for a portion of the assets of the Equity Portfolio. Deutsche Asset Management, Inc. and Key Asset Management Inc. will replace Jennison as the Subadvisor for a portion of the assets of the Value Portfolio, Jennison will continue to manage a portion of both portfolios. The change was effective on in February 12, 2001. In addition, effective January 31, 2001, the Value Portfolio changed its investment objective to capital appreciation by investing in common stocks that are undervalued.

                                      C12

Financial Highlights

                                                                       20/20 Focus Portfolio
                                                          ------------------------------------------------
                                                                    Class I                 Class II
                                                          ---------------------------   ----------------
                                                                       May 3, 1999(a) February 15, 2000(b)
                                                           Year Ended     through           through
                                                          December 31,  December 31,      December 31,
                                                              2000          1999              2000
                                                           ----------    ----------     ----------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................     $11.88       $10.00               $11.36
                                                          ----------   ----------     ----------------
Income From Investment Operations:
Net investment income....................................       0.05         0.02                 0.01
Net realized and unrealized gains (losses) on investments      (0.71)        1.88                (0.19)
                                                          ----------   ----------     ----------------
   Total from investment operations......................      (0.66)        1.90                (0.18)
                                                          ----------   ----------     ----------------
Less Distributions:
Dividends from net investment income.....................      (0.05)       (0.02)               (0.01)
Distributions from net realized gains....................      (0.18)          --(e)             (0.18)
                                                          ----------   ----------     ----------------
   Total distributions...................................      (0.23)       (0.02)               (0.19)
                                                          ----------   ----------     ----------------
Net Asset Value, end of period...........................     $10.99       $11.88               $10.99
                                                          ==========   ==========     ================
Total Investment Return(c)...............................      (5.41)%      18.95%               (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................     $ 95.8       $ 65.0               $  0.7
Ratios to average net assets:............................
  Expenses...............................................       0.88%        1.09%(d)             1.28%(d)
  Net investment income..................................       0.45%        0.33%(d)             0.10%(d)
Portfolio turnover rate..................................        163%          64%(f)              163%

(a) Commencement of offering of Class I shares.
(b) Commencement of offering of Class II shares.
(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.
(d) Annualized.
(e) Less than $0.005 per share.
(f) Not annualized.

                                                          Diversified Conservative Growth Portfolio
                                                          -----------------------------------------
                                                                                 May 3, 1999 (a)
                                                               Year Ended            through
                                                           December 31, 2000    December 31, 1999
                                                            ----------------      -------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................              $10.37            $10.00
                                                          ----------------     -------------
Income From Investment Operations:
Net investment income....................................                0.46              0.22
Net realized and unrealized gains (losses) on investments               (0.09)             0.39
                                                          ----------------     -------------
   Total from investment operations......................                0.37              0.61
                                                          ----------------     -------------
Less Distributions:
Dividends from net investment income.....................               (0.46)            (0.22)
Distributions in excess of net investment income.........               (0.01)            (0.02)
Distributions from net realized gains....................               (0.09)               ---
Distributions in excess of net realized gains............               (0.02)               ---
                                                          ----------------     -------------
   Total Distributions...................................               (0.58)            (0.24)
                                                          ----------------     -------------
Net Asset Value, end of period...........................              $10.16            $10.37
                                                          ================     =============
Total Investment Return (b)..............................                3.79%             6.10%
Ratio/Supplemental Data:
Net assets, end of period (in millions)..................              $204.8            $115.8
Ratios to average net assets:
  Expenses...............................................                0.93%             1.05%(c)
  Net investment income..................................                4.71%             3.74%(c)
Portfolio turnover rate..................................                 319%              107%(d)

(a) Commencement of investment operations.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                            Diversified Bond Portfolio
                                                 ------------------------------------------------
                                                                    Year Ended
                                                                   December 31,
                                                 ------------------------------------------------
                                                    2000        1999      1998     1997    1996
                                                  --------    --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $  10.95    $  11.06   $  11.02  $11.07  $11.31
                                                 --------    --------   --------  ------  ------
Income From Investment Operations:
Net investment income...........................     0.77        0.67       0.69    0.80    0.76
Net realized and unrealized gains on investments     0.26       (0.75)      0.08    0.11   (0.27)
                                                 --------    --------   --------  ------  ------
   Total from investment operations.............     1.03       (0.08)      0.77    0.91    0.49
                                                 --------    --------   --------  ------  ------
Less Distributions:
Dividends from net investment income............    (0.70)         --      (0.69)  (0.83)  (0.73)
Distributions from net realized gains...........       --(b)    (0.03)     (0.04)  (0.13)     --
                                                 --------    --------   --------  ------  ------
   Total distributions..........................    (0.70)      (0.03)     (0.73)  (0.96)  (0.73)
                                                 --------    --------   --------  ------  ------
Net Asset Value, end of year.................... $  11.28    $  10.95   $  11.06  $11.02  $11.07
                                                 ========    ========   ========  ======  ======
Total Investment Return:(a).....................     9.72%      (0.74)%     7.15%   8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $1,269.8    $1,253.8   $1,122.6  $816.7  $720.2
Ratios to average net assets:...................
  Expenses......................................     0.45%       0.43%      0.42%   0.43%   0.45%
  Net investment income.........................     6.83%       6.25%      6.40%   7.18%   6.89%
Portfolio turnover rate.........................      139%        171%       199%    224%    210%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $0.002 per share.


                                                                            Equity Portfolio
                                              -----------------------------------------------------------------------------
                                                                   Class I                               Class II
                                              ------------------------------------------------- ---------------------------
                                                                 Year Ended                                  May 3, 1999(c)
                                                                December 31,                     Year Ended     through
                                              ------------------------------------------------- December 31,  December 31,
                                                2000      1999      1998      1997      1996        2000          1999
                                              --------  --------  --------  --------  --------  -----------    ----------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  28.90  $  29.64  $  31.07  $  26.96  $  25.64       $28.92      $32.79
                                              --------  --------  --------  --------  --------  -----------  ----------
Income from Investment Operations:
Net investment income........................     0.51      0.54      0.60      0.69      0.71         0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................     0.26      3.02      2.21      5.88      3.88         0.26       (0.60)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total from investment operations..........     0.77      3.56      2.81      6.57      4.59         0.65       (0.32)
                                              --------  --------  --------  --------  --------  -----------  ----------
Less Distributions:
Dividends from net investment income.........    (0.51)    (0.53)    (0.60)    (0.70)    (0.67)       (0.40)      (0.34)
Distributions in excess of net investment
 income......................................    (0.02)       --        --        --        --        (0.02)         --
Distributions from net realized gains........    (4.64)    (3.77)    (3.64)    (1.76)    (2.60)       (4.64)      (3.21)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total distributions.......................    (5.17)    (4.30)    (4.24)    (2.46)    (3.27)       (5.06)      (3.55)
                                              --------  --------  --------  --------  --------  -----------  ----------
Net Asset Value, end of period............... $  24.50  $  28.90  $  29.64  $  31.07  $  26.96       $24.51      $28.92
                                              ========  ========  ========  ========  ========  ===========  ==========
Total Investment Return(a)...................     3.28%    12.49%     9.34%    24.66%    18.52%        2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0       $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................     0.49%     0.47%     0.47%     0.46%     0.50%        0.91%       0.87%(b)
  Net investment income......................     1.75%     1.72%     1.81%     2.27%     2.54%        1.26%       1.33%(b)
Portfolio turnover rate......................       78%        9%       25%       13%       20%          78%          9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class II shares.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                        Global Portfolio
                                                          --------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          --------------------------------------------
                                                             2000      1999     1998    1997    1996
                                                           --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                          --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................     0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments    (5.30)     10.04    4.38    1.11    2.94
                                                          --------   --------  ------  ------  ------
   Total from investment operations......................    (5.23)     10.10    4.45    1.20    3.05
                                                          --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........    (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................    (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                          --------   --------  ------  ------  ------
   Total distributions...................................    (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                          --------   --------  ------  ------  ------
Net Asset Value, end of year............................. $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                          ========   ========  ======  ======  ======
Total Investment Return(a)...............................   (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................       95%        76%     73%     70%     41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          -----------------------------------------
                                                            2000    1999     1998    1997    1996
                                                           ------  ------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 7.52   $ 7.21  $ 8.14   $ 7.87  $ 7.80
                                                          ------   ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.74     0.79    0.77     0.78    0.80
Net realized and unrealized gains (losses) on investments  (1.30)   (0.46)  (0.94)    0.26    0.06
                                                          ------   ------  ------   ------  ------
   Total from investment operations......................  (0.56)    0.33   (0.17)    1.04    0.86
                                                          ------   ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.82)   (0.02)  (0.76)   (0.77)  (0.78)
Distributions in excess of net investment income.........     --       --      --       --   (0.01)
                                                          ------   ------  ------   ------  ------
   Total distributions...................................  (0.82)   (0.02)  (0.76)   (0.77)  (0.79)
                                                          ------   ------  ------   ------  ------
Net Asset Value, end of year............................. $ 6.14   $ 7.52  $ 7.21   $ 8.14  $ 7.87
                                                          ======   ======  ======   ======  ======
Total Investment Return(a)...............................  (7.91)%   4.61%  (2.36)%  13.78%  11.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $661.3   $802.2  $789.3   $568.7  $432.9
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%   0.58%    0.57%   0.63%
  Net investment income..................................  10.47%   10.48%  10.31%    9.78%   9.89%
Portfolio turnover rate..................................     76%      58%     63%     106%     88%

(a) Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                                  Money Market Portfolio
                                                        -------------------------------------------
                                                                        Year Ended
                                                                       December 31,
                                                        -------------------------------------------
                                                          2000      1999     1998    1997    1996
                                                        --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................    (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                        --------  --------  ------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        ========  ========  ======  ======  ======
Total Investment Return(a).............................     6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................     6.03%     4.90%   5.20%   5.28%   5.10%

(a) Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                 Prudential Jennison Portfolio
                                              --------------------------------------------------------------------
                                                                  Class I                           Class II
                                              -----------------------------------------------   ---------------
                                                                Year Ended
                                                               December 31,                   February 10, 2000(a)
                                              -----------------------------------------------       through
                                                 2000       1999      1998     1997    1996    December 31, 2000
                                               --------   --------  --------  ------  ------    ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32  $12.55          $ 34.25
                                              --------    --------  --------  ------  ------  ---------------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04    0.02            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48    1.78            (7.54)
                                              --------    --------  --------  ------  ------  ---------------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52    1.80            (7.57)
                                              --------    --------  --------  ------  ------  ---------------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)  (0.03)              --(d)
Dividends in excess of net investment income.       --(d)       --        --      --      --               --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     --            (3.80)
                                              --------    --------  --------  ------  ------  ---------------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)  (0.03)           (3.80)
                                              --------    --------  --------  ------  ------  ---------------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73  $14.32          $ 22.88
                                              ========    ========  ========  ======  ======  ===============
Total Investment Return(b)...................   (17.38)%     41.76%    37.46%  31.71%  14.41%          (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5          $  13.3
Ratios to average net assets:
   Expenses..................................     0.64%       0.63%     0.63%   0.64%   0.66%            1.04%(c)
   Net investment income.....................     0.02%       0.17%     0.20%   0.25%   0.20%           (0.39)%(c)
Portfolio turnover rate......................       89%         58%       54%     60%     46%              89%

(a) Commencement of offering of Class II shares.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.

(c) Annualized.

(d) Less than $0.01 per share.



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ----------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ----------------------------------------
                                                           2000    1999     1998    1997    1996
                                                          ------  ------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $16.25  $14.71  $15.93   $13.79  $11.83
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.07    0.10    0.09     0.10    0.09
Net realized and unrealized gains (losses) on investments   1.81    1.71   (0.25)    3.32    2.23
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.88    1.81   (0.16)    3.42    2.32
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.08)     --   (0.09)   (0.10)  (0.09)
Distributions from net realized gains....................  (0.94)  (0.27)  (0.97)   (1.18)  (0.27)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (1.02)  (0.27)  (1.06)   (1.28)  (0.36)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $17.11  $16.25  $14.71   $15.93  $13.79
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)                                 12.81%  12.68%  (0.76)%  25.17%  19.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $568.3  $437.5  $360.4   $290.3  $147.9
Ratios to average net assets:
  Expenses...............................................   0.48%   0.45%   0.47%    0.50%   0.56%
  Net investment income..................................   0.59%   0.70%   0.57%    0.69%   0.87%
Portfolio turnover rate..................................     45%     31%     26%      31%     13%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                        Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments    (4.37)      7.23      8.11      7.34      4.06
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (4.01)      7.67      8.53      7.77      4.46
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................    (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (9.03)%    20.54%    28.42%    32.83%    22.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................     0.39%      0.39%     0.37%     0.37%     0.40%
  Net investment income..................................     0.83%      1.09%     1.25%     1.55%     1.95%
Portfolio turnover rate..................................        7%         2%        3%        5%        1%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                                           Value Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2000      1999       1998      1997      1996
                                                          --------  --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  19.52  $  20.03  $  22.39   $  18.51  $  16.27
                                                          --------  --------  --------   --------  --------
Income from Investment Operations:
Net investment income....................................     0.46      0.51      0.56       0.61      0.58
Net realized and unrealized gains (losses) on investments     2.45      1.89     (1.03)      6.06      2.88
                                                          --------  --------  --------   --------  --------
   Total from investment operations......................     2.91      2.40     (0.47)      6.67      3.46
                                                          --------  --------  --------   --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.44)    (0.50)    (0.59)     (0.57)    (0.71)
Distributions from net realized gains....................    (1.53)    (2.41)    (1.30)     (2.22)    (0.51)
                                                          --------  --------  --------   --------  --------
   Total distributions...................................    (1.97)    (2.91)    (1.89)     (2.79)    (1.22)
                                                          --------  --------  --------   --------  --------
Net Asset Value, end of year............................. $  20.46  $  19.52  $  20.03   $  22.39  $  18.51
                                                          ========  ========  ========   ========  ========
Total Investment Return(a)...............................    15.59%    12.52%    (2.38)%    36.61%    21.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5
Ratios to average net assets:
  Expenses...............................................     0.45%     0.42%     0.42%      0.41%     0.45%
  Net investment income..................................     2.31%     2.34%     2.54%      2.90%     3.36%
Portfolio turnover rate..................................       85%       16%       20%        38%       21%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 20/20 Focus Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio (formerly Equity Income Portfolio) (eleven of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2001

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2000, the Series Fund paid dividends as follows:

                                     Ordinary    Long-Term       Total
                                     Dividends Capital Gains Distributions
                                     --------- ------------- -------------
     20/20 Focus (Class I)..........    $0.210        $0.021        $0.231
     20/20 Focus (Class II).........     0.169         0.021         0.190
     Diversified Bond...............     0.696            --         0.696
     Diversified Conservative Growth     0.530         0.053         0.583
     Equity (Class I)...............     0.530         4.640         5.170
     Equity (Class II)..............     0.400         4.640         5.040
     Global.........................     0.422         1.722         2.144
     High Yield Bond................     0.820            --         0.820
     Money Market...................     0.602            --         0.602
     Prudential Jennison (Class I)..     0.020         3.801         3.821
     Prudential Jennison (Class II).     0.000         3.801         3.801
     Small Capitalization Stock.....     0.407         0.617         1.024
     Stock Index....................     0.387         1.389         1.776
     Value..........................     0.439         1.529         1.968

                                      E1

The Prudential Series Fund, Inc.            Annual Report   December 31, 2000

     On Call to Help You Get the Most Out of Your Annuity



     At Prudential, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select((R)) Variable Annuity and Discovery Choice((R)) Variable Annuity offer. So, whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.


     HOW TO REACH US BY PHONE


     Customer Service Representatives

     For personalized annuity service, you can call one of our specially trained customer service representatives toll free Monday to Friday, 8 a.m. to 8 p.m. ET. Call (888) PRU-2888 (778-2888), press 0.


     HOW TO REACH US BY MAIL

     Any written requests or correspondence about your annuity should be directed as follows:


     Regular Mail                            Express Mail
     Prudential Annuity Service Center       Prudential Annuity Service Center
     PO Box 7960                             2101 Welsh Road
     Philadelphia, PA 19101                  Dresher, PA 19025

Discovery Select((R)) Variable Annuity and Discovery Choice((R)) Variable Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC
(PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential companies. Discovery Select and Discovery Choice are registered service marks of Prudential.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.


Prudential, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations.















                                                      ------------------------
Prudential Annuity Service Center                     ! Bound Printed Matter !
P.O. Box 13467                                        !      PreSorted       !
Philadelphia, PA 19101                                !     U.S. Postage     !
                                                      !         PAID         !
                                                      !      Prudential      !
                                                      ------------------------
Address Service Requested


















IFS-200101-A061487
Discovery Select--ORD96889
Discovery Choice--ORD000004
Ed. 12/31/2000                                              VFLX-99   VFM-96-OR

                                                     Strategic Partners SM
                                                                          [LOGO]
Strategic Partners Annuity One

                                    [PHOTO]

                                                                VARIABLE ANNUITY


                                                                   Annual Report
                                                                      12/31/2000

                               the power to grow,
                                   the power to choose

PROSPECTUS SUPPLEMENT INCLUDED

Strategic Partners Annuity One is issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey) and distributed by Prudential Investment Management Services LLC. Both are Prudential companies.

IFS-200101-A061596

         This Report includes the financial statements of the variable investment options in the Strategic Partners Annuity One variable annuity. It does not include the financial statements for your separate account. Strategic Partners Annuity One variable annuity was first offered to the public on September 18, 2000.

Important Note: This Report may be used with the public only when preceded or accompanied by the current prospectus for the Strategic Partners Annuity One variable annuity.

         The prospectus contains complete details on risks, charges and expenses for the Strategic Partners Annuity One variable annuity and the variable investment options. Read the prospectus carefully prior to investing or sending money.

         Like most annuity contracts, Strategic Partners Annuity One contains exclusions, limitations, reductions of benefits, and terms for keeping it in force. Your licensed financial professional will be glad to provide you with costs and complete details.

         All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

                        THE PRUDENTIAL SERIES FUND, INC.
                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                    Diversified Conservative Growth Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
               Value Portfolio (formerly Equity Income Portfolio)
                              20/20 Focus Portfolio
                         Zero Coupon Bond Portfolio 2005

                       Supplement, dated February 1, 2001
                                       to
                        Prospectus, dated April 30, 2000

     On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

     Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.


Objective of Value Portfolio (formerly Equity Income Portfolio)

     Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest--Investment Objectives and Policies":

          The investment objective of the Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.


Investment Policies

     The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e.,

PSFSUP12 (02/01/2001)                                            RS.SU.007.0201
the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

     Each Portfolio may invest in exchange-traded funds.


   Diversified Bond Portfolio

     Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

     The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.


   Diversified Conservative Growth Portfolio

     The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.


   Government Income Portfolio

     The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

     The Portfolio may invest up to 15% of its assets in zero coupon bonds.


   Small Capitalization Stock Portfolio and Stock Index Portfolio

     Each Portfolio may invest in exchange-traded funds.

     Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.


   20/20 Focus Portfolio

     The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."


New Investment Adviser

     Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

          Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

     The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.


New Investment Sub-Advisers

     As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

     Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

     Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

     Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

     Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

     GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

     Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

     Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.


New Portfolio Managers

     The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."


   An Introductory Note About Fixed Income Management

     Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

     Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

     Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

     The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.


   Conservative Balanced Portfolio and Flexible Managed Portfolio

     These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

     The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

     The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.


   Diversified Bond Portfolio

     The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.


   Diversified Conservative Growth Portfolio

     William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

     The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

     The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

     Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

     William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.


   Equity Portfolio

     Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

     Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

     Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


   Global Portfolio

     Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

   Government Income Portfolio and Zero Coupon Bond Portfolio 2005

     The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   High Yield Bond Portfolio

     The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


   Money Market Portfolio

     The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.


   Natural Resources Portfolio

     Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.


   Prudential Jennison Portfolio

     This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.


   Small Capitalization Stock Portfolio

     Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.


   Stock Index Portfolio

     John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.

   Value Portfolio (formerly Equity Income Portfolio)

     Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

     James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

     Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.


   20/20 Focus Portfolio

     Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

     Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.


Natural Resources Portfolio: Change to Non-Diversified

     Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000

    Table of Contents

 3  Letter to Contract Owners
 4  Commentary and Outlook

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

    Global Portfolio
    Money Market Portfolio
    Prudential Jennison Portfolio
    Stock Index Portfolio

    Financial Reports

A1  Financial Statements
B1  Schedule of Investments
C1  Notes to Financial Statements
D1  Financial Highlights
E1  Report of Independent Accountants

JANUS ASPEN SERIES

    Janus Aspen Series Growth Portfolio

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Letter to Contract Owners


DEAR CONTRACT OWNER:

This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2001


[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."

CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to contract owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.


The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Equity Commentary



2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.

HOW THE SECTORS PERFORMED

 . Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 . Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 . Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 . Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment-- left many customers with no pressing need to upgrade further.

 . Two economically sensitive sectors--consumer cyclicals and basic materials-- suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

 . In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.

Performance of U.S. Market Sectors
Through December 31, 2000

         [GRAPH]

        One Year
Technology             -39.9%
Energy                  14.1%
Capital Goods            3.5%
Utilities               59.7%
Communication Services -38.8%
Basic Materials        -12.5%
Consumer Cyclicals     -20.2%
Healthcare              35.9%
Consumer Staples         5.3%
Financials              26.1%
Transportation          18.5%

S&P 500 Index Sector Weightings
Through December 31, 2000

        [GRAPH]

Technology              21.8%
Financials              17.3%
Health Care             13.4%
Consumer Staples        11.5%
Capital Goods            8.6%
Consumer Cyclicals       7.8%
Energy                   6.4%
Communication Services   5.5%
Utilities                3.8%
Basic Materials          3.1%
Transportation           0.7%

Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Equity Outlook



COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Bond Commentary



U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market
Indexes Through December 31, 2000

                [GRAPH]

               One Year
Global (U.S. dollar)|Index              1.43%
U.S. Mortgage-Backed Securities        11.16%
Emerging Markets                       13.73%
U.S. Treasuries                        13.52%
U.S. Aggregate Index                   11.63%
U.S. Corp. Investment Grade             9.39%
U.S. Municipals                        11.68%
U.S. Corporate High Yield              -5.86%

Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Bond Outlook



BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.

FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.

MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Global Portfolio



MANAGED BY
Daniel J. Duane and Michelle Picker

"Despite the decline in many global stock markets in 2000, we believe the reasons for holding global equities remain compelling. Unlike in the United States, many international economies have spare industrial capacity. The productivity-enhancing factors and corporate restructuring that drove the lengthy bull market in the United States are only in the early stages in many other countries. Another positive trend is the promise of the digital revolution. As consumers and businesses upgrade to new digital products, the countries that develop and market them should benefit."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                  Six
Average Annual Returns           Months    1-Year    3-Year    5-Year    10-Year

Global Portfolio/1/             -16.86%    -17.68%   15.15%     14.35%    12.74%
Lipper (VIP) Global Avg./2/      -9.27%     -9.93%   13.79%     14.05%    12.00%
Morgan Stanley World Index/3/   -10.90%    -13.18%   10.49%     12.12%    11.93%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.

In a market in which growth stocks were leading the broader global averages down, the Global Portfolio returned -17.68%, trailing the Lipper (VIP) Global Average of -9.93% primarily because of its growth investment style.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.


PERFORMANCE REVIEW

Our telecommunications and media stocks pulled down our return over 2000, particularly two Japanese holdings--Nippon Telegraph and Telephone and NTT DoCoMo (wireless telecommunications)--which were among our poorest performers. So was Vodafone (U.K.) the largest wireless telecommunications service company in the world. Investors appear to have decided that some telecommunications markets were saturated and that some companies had invested too much in bandwidth licenses. We reduced our losses by recognizing the technology-media-telecommunications (TMT) decline early, selling some of our TMT stocks, and then buying them again at reduced prices later in the year. We continue to believe that TMT represents the largest growth market of our time.

Other Japanese technology holdings, such as Fujitsu and Sony, also fell. We believe this was due to investors' general aversion to Japanese stocks, caused by the stalling Japanese economy and the slow pace of financial reform in that country.

Some TMT companies escaped the pressure and added substantially to our return, including Thomson Multimedia (France) and, Mannesmann and Deutsche Telekom (both Germany). However, the largest positive contribution to our performance came from U.S. TMT firms, including PMC Sierra, Atmel, Juniper Networks, and Electronic Arts.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]
                                                                 $30,864
                    $33,176            $31,854 Lipper         Morgan Stanley
               Global Portfolio/1/   (VIP) Global Avg./2/      World Index/3/
Dec|1990             10000                   10000                 10000
                   10427.4                 10363.3               10608.9
Dec|1991           11138.5                 11403.7               11828.4
                   11128.7                 11559.7                 11057
Dec|1992           10757.5                   11270               11210.2
                   12229.3                   12852               12909.3
Dec|1993           15398.4                 15263.8               13732.8
                   14800.7                 14915.1               14231.2
Dec|1994             14646                 15060.2               14429.9
                   16030.2                 15795.8               15749.5
Dec|1995           16971.4                 16925.8               17419.8
                   18710.8                 18333.4               18653.8
Dec|1996           20313.5                 19613.1               19767.8
                   22849.6                 22241.9               22808.7
Dec|1997           21730.8                 22256.6               22883.9
                     25933                 25502.8               26692.8
Dec|1998           27180.5                 25594.3               28453.4
                   29828.3                 27894.2                 30875
Dec|1999             40300                 35328.8               35548.2
                   39901.7                 35682.5               34639.7
Dec|2000           33175.6                 31853.7               30863.5

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by
    Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Money Market Portfolio



MANAGED BY
Manolita Brasil and Joseph Tully

"The Federal Reserve (the Fed) lowered short-term interest rates twice in January 2001. We believe the Fed will continue to ease monetary policy in 2001 to prevent the U.S. economy from slipping into a recession."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                            Six                                    7-Day Current
Average Annual Returns    Months  1-Year  3-Year  5-Year  10-Year   Net Yield/1/

Money Market Portfolio/1/  3.18%   6.20%   5.52%   5.44%    4.99%      6.26%
Lipper (VIP) Money Market
Avg./2/                    3.09%   5.99%   5.29%   5.22%    4.75%       N/A
--------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.

The Money Market Portfolio returned 6.20% in 2000, compared with a 5.99% return reported by its benchmark Lipper Average. On December 26, 2000, the Portfolio's seven-day current yield was 6.26%, up from 6.12% on June 27, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.


PERFORMANCE REVIEW

The year 2000 was a favorable period for investors in money market funds because money market yields climbed to very attractive levels. Investors required higher money market yields as the Fed increased short-term rates in February, March, and May 2000 to slow U.S. economic growth and avoid mounting inflationary pressures.

We enhanced the Portfolio's performance by taking advantage of good investment opportunities created by the trend toward higher yields. We purchased bank and corporate securities maturing in three months and six months. Besides their solid yields, proceeds from these securities could be reinvested later in the year in higher-yielding securities that might be available if the Fed continued to raise short-term rates. There seemed to be a good chance for further rate hikes throughout the summer as the Fed continued to voice concern that economic conditions might spark higher inflation.

By autumn, the Fed's continued hawkish stance contrasted with market expectations for lower short-term rates. Therefore, we invested primarily in the six-month sector. Not until late December did the Fed issue a statement warning that risks were weighted mainly toward weak economic conditions. This shift from battling inflation to avoiding an economic downturn bolstered hopes for lower short-term rates. Consequently, money market yields fell sharply in December.

SEVEN-DAY CURRENT NET YIELDS

                                    [GRAPH]

                           6.26%                            5.89%
                  Money Market Portfolio/1/      Average Money Market Fund/3/
Dec|99                     5.65                             5.16
                           5.56                             5.06
                            5.7                             5.17
                           5.67                             5.14
Jan|00                     5.72                             5.11
                           5.58                             5.12
                            5.6                             5.13
                            5.6                             5.16
                            5.6                             5.17
Feb|00                     5.63                             5.19
                           5.62                             5.19
                           5.61                              5.2
                           5.62                             5.24
Mar|00                     5.68                             5.29
                           5.72                             5.36
                           5.74                             5.36
                           5.73                             5.37
Apr|00                     5.75                             5.39
                           5.76                              5.4
                           5.74                             5.42
                           5.84                             5.49
                           5.97                             5.61
May|00                     6.11                             5.69
                           6.14                             5.74
                           6.15                             5.78
                           6.17                             5.82
Jun|00                     6.12                             5.86
                           5.97                             5.91
                           6.03                             5.88
                           6.47                              5.9
Jul|00                     6.52                             5.91
                           6.48                             5.91
                           6.32                              5.9
                           6.33                             5.92
                            6.4                              5.9
Aug|00                     6.39                             5.92
                           6.33                             5.91
                           6.29                              5.9
                           6.29                             5.91
Sep|00                     6.28                             5.92
                           6.27                             5.91
                           6.28                             5.88
                           6.27                              5.9
                           6.27                             5.91
Oct|00                     6.26                             5.92
                           6.25                              5.9
                           6.25                              5.9
                           6.28                             5.91
Nov|00                     6.25                             5.92
                           6.26                             5.91
                           6.27                             5.91
                           6.27                              5.9
Dec|00                     6.26                             5.89

Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 12/26/2000.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. As of 12/26/2000, based on 328 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Prudential Jennison Portfolio



MANAGED BY
Michael Del Balso, Kathleen McCarragher, and Spiros Segalas

"Over the past few years, investors gradually came to realize the growth potential of technology firms. However, after the extraordinary gains of 1998 into early 2000, much of that potential was already priced into technology stocks. We don't believe this means companies' growth will subside or that their stocks are overpriced; we believe it means that they have, as a group, about the same possibilities for share price appreciation as the rest of the market does. Accordingly, we have broadened our Portfolio's focuses. We expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years."

PERFORMANCE SUMMARY

                                    Six                                  Since
Average Annual Returns             Months   1-Year   3-Year   5-Year   Inception
--------------------------------------------------------------------------------
Prudential Jennison
Portfolio (Class I)/1/             -20.54%   -17.38%  17.32%   19.46%     21.70%
Lipper (VIP) Growth Fund Avg./2/   -11.88%    -9.22%  13.96%   17.39%     19.07%
S&P 500 Index/3/                    -8.71%    -9.10%  12.26%   18.33%     20.11%
--------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

The Prudential Jennison Portfolio (Class I)'s 17.38% decline for the year ended December 31, 2000, was substantially greater than the 9.22% fall of the Lipper
(VIP) Growth Fund Average. This is primarily because the growth fund category includes funds managed in the value style, which was strongly favored in 2000.

PERFORMANCE REVIEW

We had a substantial focus on the technology sector, which at first helped our performance considerably: Juniper Networks, EMC, Applied Micro Circuits, and Texas Instruments made significant positive contributions to our annual return.

However, the technology sector began a sharp descent in March 2000, and our return was pulled down by the declines of Microsoft, NTL, Cisco Systems, Dell Computer, and Motorola, among others. We took some profits in the technology group early in the year. However, it would have helped to reduce our weighting even more because technology stocks declined further later in the year.

We also had a substantial focus on telecommunications services. We lost ground on several holdings in this sector, particularly AT&T, Liberty Media, Time Warner, and Nextel Communications.

Conversely, we should have held more healthcare, although we did add considerably to our holdings over the year. We benefited particularly from our shares in American Home Products. Lilly and Schering-Plough also were among the positive contributors to our return.

$10,000 INVESTED SINCE INCEPTION

                                    [GRAPH]

                       $30,549                                      $27,371
                 Prudential Jennison           $28,243            Lipper (VIP)
                Portfolio (Class I)/1/      S&P 500 Index/3/      Growth Avg./2/
April|1995              10000                    10000                 10000
                      11275.7                  10805.4               10640.2
Dec|1995              12556.3                  12143.5                 12176
                      13494.4                  13416.7               13404.5
Dec|1996              14361.8                  14623.5               14969.8
                        16801                  16797.7               18053.2
Dec|1997              18916.1                    18555               19962.4
                      22840.8                  21774.9               23500.1
Dec|1998              26001.6                  23369.4               25671.5
                      29972.3                  26225.8               28846.1
Dec|1999                36975                  30601.7                 31071
                      38446.6                  31617.2               30938.4
Dec|2000              30549.1                  27371.2                 28243

Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Annual Report      December 31, 2000


Stock Index Portfolio



MANAGED BY
John W. Moschberger

"Although the S&P 500 had its largest percentage loss since 1977, the declines were focused in two sectors that had extraordinarily strong returns in recent years: technology and communication services. Several sectors that had trailed in 1999 had gains over 20% in 2000: utilities, healthcare, and financials. So, by and large, the market was correcting for previous imbalances. Over the past three years, the S&P 500 averaged a 12.3% return, well above the 9.9% average since 1951. Over the past five years, the average return was over 18%. For those with the multiyear time horizon appropriate to stock investors, we have been in good times."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                Six
Average Annual Returns         Months    1-Year    3-Year    5-Year    10-Year

Stock Index Portfolio/1/       -8.53%    -9.03%    12.09%    18.05%     17.08%
Lipper (VIP) S&P 500
Index Avg./2/                  -8.77%    -9.32%    11.97%    17.98%     17.06%
S&P 500 Index/3/               -8.71%    -9.10%    12.26%    18.33%     17.44%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Stock Index Portfolio declined 9.03% in the year 2000, seven basis points (hundredths of a percentage point) above the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

Despite the S&P 500's decline in 2000, there were more gainers than losers among its stocks, and more sectors averaged gains than losses. However, the huge technology sector was the worst performer, down 39.9%. Its share of the Index by market capitalization dropped from about a third at its high in August to only 21.8% at year-end. It is still by far the largest sector, however.

Among individual companies, the biggest negative impacts came from large technology and telecommunications companies: Microsoft, Lucent, AT&T, Worldcom, Cisco, Yahoo, America Online, Dell Computer, and JDS Uniphase. The 38.8% loss of the communication services sector also was a substantial drag on the average.

The second and third largest sectors at period-end were healthcare and financials, both of which had large gains of 35.9% and 26.1%, respectively. However, these gains offset only about half of the impact of technology's decline. The best-performing sector was utilities, up 59.7%, but it comprises less than 4% of the overall index.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                     $48,378              $48,360
                   Stock Index         Lipper (VIP)            $49,914
                   Portfolio/1/    S&P 500 Index Avg./2/   S&P 500 Index/3/

Dec|1990               10000               10000                10000
                     11394.4             11463.5              11422.8
Dec|1991             12972.2             13025.2                13040
                     12857.2             12899.9              12952.4
Dec|1992             13897.7               13977              14032.1
                     14543.1             14715.1              14714.7
Dec|1993             15240.8             15415.9              15443.3
                       14702             14877.5              14920.8
Dec|1994             15394.5             15546.2              15646.2
                     18468.3             18630.4              18804.5
Dec|1995             21100.8               21254              21518.7
                     23199.7             23350.8              23689.8
Dec|1996             25862.3             26064.9              26456.2
                     31116.3               31268              31905.5
Dec|1997             34353.5               34503              35279.6
                     40356.8             40517.7              41531.9
Dec|1998             44117.9             44235.1              45369.2
                     49453.2             49581.6              50979.7
Dec|1999               53181             53297.9              54911.8
                     52892.6             53002.8              54677.5
Dec|2000             48378.3             48360.4              49913.9

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
    Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                               GLOBAL PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $1,117,419,530)........... $1,183,239,048
      Foreign currency, at value (cost: $59,893,716).........     62,581,490
      Cash...................................................         14,533
      Receivable for investments sold........................      5,186,043
      Dividends and interest receivable......................        713,700
      Receivable for capital stock sold......................        279,566
      Deferred expenses and other assets.....................         30,424
      Receivable for securities lending income...............         18,674
      Forward foreign currency contracts receivable..........         17,838
                                                              --------------
       Total Assets..........................................  1,252,081,316
                                                              --------------
    LIABILITIES
      Collateral for securities on loan......................     58,235,071
      Payable for investments purchased......................      4,515,498
      Unrealized depreciation on interest rate swap..........      2,384,960
      Payable to investment adviser..........................      2,297,187
      Payable for capital stock repurchased..................      1,826,285
      Accrued expenses and other liabilities.................        409,784
      Securities lending rebate payable......................        257,192
      Forward foreign currency contracts payable.............         22,137
                                                              --------------
       Total Liabilities.....................................     69,948,114
                                                              --------------
    NET ASSETS............................................... $1,182,133,202
                                                              ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $      500,615
       Paid-in capital, in excess of par.....................    893,181,022
                                                              --------------
                                                                 893,681,637
      Undistributed net investment income....................      3,125,482
      Accumulated net realized gain on investments...........    219,207,383
      Net unrealized appreciation on investments and foreign
       currencies............................................     66,118,700
                                                              --------------
      Net assets, December 31, 2000.......................... $1,182,133,202
                                                              ==============
    Net asset value and redemption price per share,
     50,061,527 outstanding shares of common stock
     (authorized 140,000,000 shares)......................... $        23.61
                                                              ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $955,303 foreign withholding tax). $   7,669,553
  Interest............................................     6,473,097
  Income from securities loaned, net..................       752,186
                                                       -------------
                                                          14,894,836
                                                       -------------
EXPENSES
  Investment advisory fee.............................    10,215,401
  Custodian's fees and expenses.......................       650,000
  Shareholders' reports...............................       447,000
  Accounting fees.....................................       135,000
  Audit fee...........................................        30,000
  Commitment fee on syndicated credit agreement.......        21,000
  Transfer agent's fees and expenses..................         9,500
  Directors' fees and expenses........................         6,700
  Legal fees and expenses.............................         5,500
  Miscellaneous.......................................         7,083
                                                       -------------
   Total expenses.....................................    11,527,184
  Less: custodian fee credit..........................       (43,901)
                                                       -------------
   Net expenses.......................................    11,483,283
                                                       -------------
NET INVESTMENT INCOME.................................     3,411,553
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments........................................   237,244,322
   Interest rate swaps................................   (12,315,890)
   Foreign currencies.................................     1,644,977
                                                       -------------
                                                         226,573,409
                                                       -------------
  Net change in unrealized appreciation on:
   Investments........................................  (485,679,065)
   Interest rate swaps................................    (3,772,212)
   Foreign currencies.................................     2,837,575
                                                       -------------
                                                        (486,613,702)
                                                       -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES............................................  (260,040,293)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(256,628,740)
                                                       =============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        Year Ended December 31,
                                                                                    ------------------------------
                                                                                         2000            1999
                                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................ $    3,411,553  $    2,125,578
  Net realized gain on investments and foreign currencies..........................    226,573,409     105,889,653
  Net change in unrealized appreciation (depreciation) on investments and
    foreign currencies.............................................................   (486,613,702)    315,255,820
                                                                                    --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   (256,628,740)    423,271,051
                                                                                    --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................     (3,379,900)             --
  Distributions in excess of net investment income.................................     (6,475,476)     (4,140,269)
  Distributions from net realized capital gains....................................    (89,602,571)     (7,259,626)
                                                                                    --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................    (99,457,947)    (11,399,895)
                                                                                    --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [19,006,291 and 12,980,789 shares, respectively]..............    547,420,822     303,934,195
  Capital stock issued in reinvestment of dividends and distributions
    [3,698,020 and 520,780 shares, respectively]...................................     99,457,947      11,399,895
  Capital stock repurchased [14,555,873 and 11,503,347 shares, respectively].......   (406,972,968)   (273,433,117)
                                                                                    --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............    239,905,801      41,900,973
                                                                                    --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   (116,180,886)    453,772,129
NET ASSETS:
    Beginning of year..............................................................  1,298,314,088     844,541,959
                                                                                    --------------  --------------
  End of year (a).................................................................. $1,182,133,202  $1,298,314,088
                                                                                    ==============  ==============
  (a) Includes undsitributed net investment income of:............................. $    3,125,482              --
                                                                                    --------------  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $1,215,156,696). $1,215,156,696
  Cash.........................................            894
  Receivable for capital stock sold............     18,783,610
  Interest receivable..........................      7,760,475
  Prepaid expenses.............................          5,844
                                                --------------
   Total Assets................................  1,241,707,519
                                                --------------
LIABILITIES
  Payable to investment adviser................      1,199,072
  Payable for capital stock repurchased........      2,072,536
  Accrued expenses and other liabilities.......        239,157
                                                --------------
   Total Liabilities...........................      3,510,765
                                                --------------
NET ASSETS..................................... $1,238,196,754
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,238,197
   Paid-in capital, in excess of par...........  1,236,958,557
                                                --------------
  Net assets, December 31, 2000................ $1,238,196,754
                                                ==============
Net asset value and redemption price per share,
 123,819,675 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        10.00
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Interest............................... $77,658,354
                                          -----------
EXPENSES
  Investment advisory fee................   4,797,244
  Shareholders' reports..................     347,000
  Accounting fees........................      55,000
  Custodian's fees and expenses..........      51,000
  Audit fee..............................      28,000
  Transfer agent's fees and expenses.....       9,000
  Directors' fees and expenses...........       6,000
  Legal fees and expenses................       5,000
  Miscellaneous..........................       6,836
                                          -----------
   Total expenses........................   5,305,080
  Less: custodian fee credit.............      (9,779)
                                          -----------
   Net expenses..........................   5,295,301
                                          -----------
NET INVESTMENT INCOME....................  72,363,053
                                          -----------
NET REALIZED GAIN ON INVESTMENTS.........       5,366
                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................... $72,368,419
                                          ===========
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       Year Ended December 31,
                                                                                   -------------------------------
                                                                                         2000            1999
                                                                                   ---------------  --------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income........................................................... $    72,363,053  $   54,005,446
  Net realized gain on investments................................................           5,366          10,627
                                                                                   ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................      72,368,419      54,016,073
                                                                                   ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income............................................     (72,363,053)    (54,005,446)
  Distributions from net realized capital gains...................................          (5,366)        (10,627)
                                                                                   ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................................................     (72,368,419)    (54,016,073)
                                                                                   ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [121,194,463 and 122,718,909 shares, respectively]...........   1,211,944,319   1,227,189,093
  Capital stock issued in reinvestment of dividends and distributions
    [7,236,811 and 5,401,607 shares, respectively]................................      72,368,419      54,016,073
  Capital stock repurchased [138,159,021 and 86,592,293 shares, respectively].....  (1,381,590,206)   (865,922,932)
                                                                                   ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..     (97,277,468)    415,282,234
                                                                                   ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........................................     (97,277,468)    415,282,234
NET ASSETS:
  Beginning of year...............................................................   1,335,474,222     920,191,988
                                                                                   ---------------  --------------
  End of year..................................................................... $ 1,238,196,754  $1,335,474,222
                                                                                   ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         PRUDENTIAL JENNISON PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $3,040,491,202)........... $2,922,310,345
     Cash...................................................         83,536
     Receivable for investments sold........................     13,342,615
     Dividends and interest receivable......................      1,251,891
     Receivable for capital stock sold......................        732,368
     Prepaid expenses and other assets......................         15,615
                                                             --------------
      Total Assets..........................................  2,937,736,370
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................     21,509,094
     Payable for capital stock repurchased..................      4,892,197
     Payable to investment adviser..........................      4,667,556
     Accrued expenses and other liabilities.................        577,518
     Withholding tax payable................................         30,657
     Distribution fee payable...............................          6,503
     Administration fee payable.............................          3,902
                                                             --------------
      Total Liabilities.....................................     31,687,427
                                                             --------------
   NET ASSETS............................................... $2,906,048,943
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,265,273
      Paid-in capital, in excess of par.....................  3,019,794,930
                                                             --------------
                                                              3,021,060,203
     Distributions in excess of investment income...........        (30,657)
     Accumulated net realized gain on investments...........      3,200,254
     Net unrealized depreciation on investments and foreign
      currencies............................................   (118,180,857)
                                                             --------------
    Net assets, December 31, 2000........................... $2,906,048,943
                                                             ==============
    Class I:
     Net asset value and redemption price per share,
      $2,892,727,659 / 125,945,150 outstanding shares of
      common stock (authorized 235,000,000 shares).......... $        22.97
                                                             ==============
    Class II:
     Net asset value and redemption price per share,
      $13,321,284 / 582,136 outstanding shares of
      common stock (authorized 10,000,000 shares)........... $        22.88
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

  INVESTMENT INCOME
    Dividends (net of $225,378 foreign withholding tax)...... $    12,452,764
    Interest.................................................       8,582,694
    Income from securities loaned, net.......................         576,436
                                                              ---------------
                                                                   21,611,894
                                                              ---------------
  EXPENSES
    Investment advisory fee..................................      19,619,124
    Administration fee -- Class II...........................           6,233
    Distribution fee -- Class II.............................          10,388
    Shareholders' reports....................................         912,000
    Custodian's fees and expenses............................         138,000
    Accounting fee...........................................          86,000
    Audit fee................................................          70,000
    Commitment fee on syndicated credit agreement............          48,000
    Legal fees and expenses..................................          14,000
    Directors' fees and expenses.............................          14,000
    Transfer agent's fees and expenses.......................          11,000
    Miscellaneous............................................          12,677
                                                              ---------------
     Total expenses..........................................      20,941,422
    Less: custodian fee credit...............................         (32,912)
                                                              ---------------
     Net expenses............................................      20,908,510
                                                              ---------------
  NET INVESTMENT INCOME......................................         703,384
                                                              ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
     Investments.............................................     369,566,992
     Foreign currencies......................................              33
                                                              ---------------
                                                                  369,567,025
                                                              ---------------
    Net change in unrealized appreciation (depreciation) on:
     Investments.............................................  (1,010,479,700)
                                                              ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES.................................................    (640,912,675)
                                                              ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................. $  (640,209,291)
                                                              ===============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           Year Ended December 31,
                                                                                       -------------------------------
                                                                                             2000             1999
                                                                                       ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................... $       703,384  $    3,100,657
  Net realized gain on investments....................................................     369,567,025     147,534,996
  Net change in unrealized appreciation (depreciation) on investments.................  (1,010,479,700)    574,663,580
                                                                                       ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................    (640,209,291)    725,299,233
                                                                                       ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.............................................................................        (703,377)     (3,100,657)
  Class II............................................................................              (7)             --
  Distributions in excess of net investment income
  Class I.............................................................................         (30,690)             --
  Distributions from net realized capital gains
  Class I.............................................................................    (413,356,512)   (109,146,897)
  Class II............................................................................      (1,617,246)             --
                                                                                       ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................    (415,707,832)   (112,247,554)
                                                                                       ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [32,459,159 and 46,076,803 shares, respectively].................   1,068,099,635   1,238,109,549
  Capital stock issued in reinvestment of dividends and distributions
     [17,750,417 and 3,815,423 shares, respectively]..................................     415,707,832     112,247,554
  Capital stock repurchased [9,214,265 and 14,500,046 shares, respectively]...........    (292,509,262)   (391,470,256)
                                                                                       ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................   1,191,298,205     958,886,847
                                                                                       ---------------  --------------
TOTAL INCREASE IN NET ASSETS..........................................................     135,381,082   1,571,938,526
NET ASSETS:
  Beginning of year...................................................................   2,770,667,861   1,198,729,335
                                                                                       ---------------  --------------
  End of year......................................................................... $ 2,906,048,943  $2,770,667,861
                                                                                       ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

      ASSETS
        Investments, at value (cost: $2,108,239)............. $2,053,032
        Receivable for capital stock sold....................     33,162
        Receivable for investments sold......................     22,094
                                                              ----------
         Total Assets........................................  2,108,288
                                                              ----------
      LIABILITIES
        Payable for investments purchased....................     55,065
        Payable for capital stock repurchased................        191
        Payable to investment adviser........................        128
                                                              ----------
         Total Liabilities...................................     55,384
                                                              ----------
      NET ASSETS............................................. $2,052,904
                                                              ==========
        Net assets were comprised of:
         Common stock, at $0.01 par value.................... $    2,201
         Paid-in capital, in excess of par...................  2,086,994
                                                              ----------
                                                               2,089,195
        Distributions in excess of net investment income.....         (9)
        Net realized gain on investments.....................     18,925
        Net unrealized depreciation on investments...........    (55,207)
                                                              ----------
        Net assets, December 31, 2000........................ $2,052,904
                                                              ==========
      Net asset value and redemption price per share, 220,086
       outstanding shares of common stock (authorized
       80,000,000 shares).................................... $     9.33
                                                              ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

            INVESTMENT INCOME
              Dividends.................................. $  1,047
                                                          --------
            EXPENSES
              Investment advisory fee....................      128
                                                          --------
            NET INVESTMENT INCOME........................      919
                                                          --------
            NET REALIZED AND UNREALIZED GAIN (LOSS) ON
            INVESTMENTS
              Net realized gain on investments...........   18,925
              Net unrealized depreciation on investments.  (55,207)
                                                          --------
            NET LOSS ON INVESTMENTS......................  (36,282)
                                                          --------
            NET DECREASE IN NET ASSETS RESULTING FROM
            OPERATIONS................................... $(35,363)
                                                          ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (a)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $      919
  Net realized gain on investments.................................................                18,925
  Net unrealized depreciation on investments.......................................               (55,207)
                                                                                    ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................               (35,363)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                  (928)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [224,138 shares]..............................................             2,127,219
  Capital stock issued in reinvestment of dividends and distributions [101 shares].                   928
  Capital stock repurchased [4,153 shares].........................................               (38,952)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             2,089,195
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS.......................................................             2,052,904
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period....................................................................            $2,052,904
                                                                                    =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      SP AIM AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $4,102,809)............. $3,866,354
  Cash.................................................      1,194
  Receivable from investment adviser...................     29,104
  Receivable for capital stock sold....................     25,027
  Deferred offering expenses...........................      2,927
  Dividends receivable.................................         93
                                                        ----------
   Total Assets........................................  3,924,699
                                                        ----------
LIABILITIES
  Accrued expenses and other liabilities...............     31,851
  Payable for capital stock repurchased................        235
                                                        ----------
   Total Liabilities...................................     32,086
                                                        ----------
NET ASSETS............................................. $3,892,613
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    4,524
   Paid-in capital, in excess of par...................  4,351,039
                                                        ----------
                                                         4,355,563
  Net realized loss on investments.....................   (226,495)
  Net unrealized depreciation on investments...........   (236,455)
                                                        ----------
  Net assets, December 31, 2000........................ $3,892,613
                                                        ==========
Net asset value and redemption price per share, 452,420
 outstanding shares of common stock (authorized
 80,000,000 shares).................................... $     8.60
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

            INVESTMENT INCOME
              Interest................................... $   5,017
              Dividends..................................       444
                                                          ---------
                                                              5,461
                                                          ---------
            EXPENSES
              Investment advisory fee....................     7,782
              Accounting fees............................    24,000
              Audit fee..................................    10,000
              Shareholders' reports......................     1,200
              Amortization of offering costs.............     1,074
              Directors' fees and expenses...............       420
              Transfer agent's fees and expenses.........       375
              Custodian's fees and expenses..............       200
              Legal fees and expenses....................       100
              Miscellaneous..............................       500
                                                          ---------
               Total expenses............................    45,651
              Less: expense subsidy......................   (36,886)
                 custodian fee credit....................       (52)
                                                          ---------
               Net expenses..............................     8,713
                                                          ---------
            NET INVESTMENT LOSS..........................    (3,252)
                                                          ---------
            NET REALIZED AND UNREALIZED LOSS ON
            INVESTMENTS
              Net realized loss on investments...........  (226,495)
              Net unrealized depreciation on investments.  (236,455)
                                                          ---------
            NET LOSS ON INVESTMENTS......................  (462,950)
                                                          ---------
            NET DECREASE IN NET ASSETS RESULTING FROM
            OPERATIONS................................... $(466,202)
                                                          =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                        September 22, 2000 (a)
                                                                               through
                                                                          December 31, 2000
                                                                        ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................            $   (3,252)
  Net realized loss on investments.....................................              (226,495)
  Net unrealized depreciation on investments...........................              (236,455)
                                                                        ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................              (466,202)
                                                                        ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [455,536 shares]..................................             4,387,038
  Capital stock repurchased [3,116 shares].............................               (28,223)
                                                                        ---------------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.             4,358,815
                                                                        ---------------------
TOTAL INCREASE IN NET ASSETS...........................................             3,892,613
NET ASSETS:
  Beginning of period..................................................                    --
                                                                        ---------------------
  End of period........................................................            $3,892,613
                                                                        =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      SP AIM GROWTH AND INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

      ASSETS
        Investments, at value (cost: $4,905,019)............. $4,530,627
        Cash.................................................     17,251
        Receivable for capital stock sold....................     71,620
        Receivable from investment adviser...................     30,196
        Deferred offering expenses...........................      3,032
        Dividends receivable.................................        733
                                                              ----------
         Total Assets........................................  4,653,459
                                                              ----------
      LIABILITIES
        Payable for investments purchased....................    314,206
        Accrued expenses.....................................     32,997
                                                              ----------
         Total Liabilities...................................    347,203
                                                              ----------
      NET ASSETS............................................. $4,306,256
                                                              ==========
        Net assets were comprised of:
         Common stock, at $0.01 par value.................... $    5,120
         Paid-in capital, in excess of par...................  4,814,744
                                                              ----------
                                                               4,819,864
        Net realized loss on investments.....................   (139,216)
        Net unrealized depreciation on investments...........   (374,392)
                                                              ----------
        Net assets, December 31, 2000........................ $4,306,256
                                                              ==========
      Net asset value and redemption price per share, 512,015
       outstanding shares of common stock (authorized
       80,000,000 shares).................................... $     8.41
                                                              ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

          INVESTMENT INCOME
            Interest...................................... $   6,347
            Dividends (net of $5 foreign withholding tax).     3,952
                                                           ---------
                                                              10,299
                                                           ---------
          EXPENSES
            Investment advisory fee.......................     6,981
            Accounting fees...............................    24,000
            Audit fee.....................................    10,000
            Shareholders' reports.........................     1,600
            Amortization of offering costs................     1,113
            Directors' fees and expenses..................       420
            Transfer agent's fees and expenses............       375
            Custodian's fees and expenses.................       300
            Legal fees and expenses.......................       100
            Miscellaneous.................................       500
                                                           ---------
             Total expenses...............................    45,389
            Less: expense subsidy.........................   (37,177)
               custodian fee credit.......................       (33)
                                                           ---------
             Net expenses.................................     8,179
                                                           ---------
          NET INVESTMENT INCOME...........................     2,120
                                                           ---------
          NET REALIZED AND UNREALIZED LOSS ON
          INVESTMENTS
            Net realized loss on investments..............  (139,216)
            Net unrealized depreciation on investments....  (374,392)
                                                           ---------
          NET LOSS ON INVESTMENTS.........................  (513,608)
                                                           ---------
          NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...................................... $(511,488)
                                                           =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (a)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $    2,120
  Net realized loss on investments.................................................              (139,216)
  Net unrealized depreciation on investments.......................................              (374,392)
                                                                                    ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................              (511,488)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (2,736)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [535,297 shares]..............................................             5,031,361
  Capital stock issued in reinvestment of dividends and distributions [327 shares].                 2,736
  Capital stock repurchased [23,609 shares]........................................              (213,617)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             4,820,480
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS                                                                    4,306,256
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period....................................................................            $4,306,256
                                                                                    =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                    SP ALLIANCE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $7,636,204)............. $7,150,732
  Cash.................................................      2,080
  Receivable for capital stock sold....................    433,043
  Receivable from investment adviser...................     25,930
  Receivable for investments sold......................      4,284
  Dividends and interest receivable....................      1,433
  Deferred offering expenses...........................      4,956
                                                        ----------
   Total Assets........................................  7,622,458
                                                        ----------
LIABILITIES
  Payable for investments purchased....................    410,596
  Payable for capital stock repurchased................     42,330
  Accrued expenses and other liabilities...............     32,041
                                                        ----------
   Total Liabilities...................................    484,967
                                                        ----------
NET ASSETS............................................. $7,137,491
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    8,346
   Paid-in capital, in excess of par...................  7,746,274
                                                        ----------
                                                         7,754,620
  Undistributed net investment income..................        861
  Net realized loss on investments.....................   (132,518)
  Net unrealized depreciation on investments...........   (485,472)
                                                        ----------
  Net assets, December 31, 2000........................ $7,137,491
                                                        ==========
Net asset value and redemption price per share, 834,590
 outstanding shares of common stock (authorized
 40,000,000 shares).................................... $     8.55
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

          INVESTMENT INCOME
            Interest....................................... $  12,237
            Dividends (net of $78 foreign withholding tax).     5,036
                                                            ---------
                                                               17,273
                                                            ---------
          EXPENSES
            Investment advisory fee........................ $  10,337
            Accounting fees................................    23,000
            Audit fee......................................    10,000
            Shareholders' reports..........................     2,000
            Amortization of offering costs.................     1,819
            Directors' fees................................       420
            Transfer agent's fees and expenses.............       375
            Custodian's fees and expenses..................       350
            Legal fees and expenses........................       100
            Miscellaneous expenses.........................       500
                                                            ---------
             Total expenses................................    48,901
            Less: expense subsidy..........................   (36,267)
               custodian fee credit........................      (390)
                                                            ---------
             Net expenses..................................    12,244
                                                            ---------
          NET INVESTMENT INCOME............................     5,029
                                                            ---------
          NET REALIZED AND UNREALIZED LOSS ON
          INVESTMENTS
            Net realized loss on investments...............  (132,518)
            Net unrealized depreciation on investments.....  (485,472)
                                                            ---------
          NET LOSS ON INVESTMENTS..........................  (617,990)
                                                            ---------
          NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS....................................... $(612,961)
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (b)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $    5,029
  Net realized loss on investments.................................................              (132,518)
  Net unrealized depreciation on investments.......................................              (485,472)
                                                                                    ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................              (612,961)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (4,628)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [854,557 shares]..............................................             7,932,404
  Capital stock issued in reinvestment of dividends and distributions [543 shares].                 4,628
  Capital stock repurchased [20,510 shares]........................................              (181,952)
                                                                                    ---------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...             7,755,080
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS.......................................................             7,137,491
                                                                                    ---------------------
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period (a)................................................................            $7,137,491
                                                                                    =====================
  (a) Includes undistributed net investment income of:.............................            $      861
                                                                                    ---------------------

(b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                       SP ALLIANCE TECHNOLOGY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $5,732,550)..................................... $4,954,360
       Repurchase agreements (cost $1,688,000)................  1,688,000
       Cash...................................................      5,487
       Receivable from investment advisor.....................     25,076
       Receivable for capital stock sold......................     13,782
       Deferred offering expenses.............................      4,601
       Receivable for investments sold........................      4,314
       Dividends and interest receivable......................      1,033
                                                               ----------
        Total Assets..........................................  6,696,653
                                                               ----------
     LIABILITIES
       Payable for investments purchased......................    571,905
       Accrued expenses and other liabilities.................     33,734
       Payable for capital stock repurchased..................        609
                                                               ----------
        Total Liabilities.....................................    606,248
                                                               ----------
     NET ASSETS............................................... $6,090,405
                                                               ==========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    7,996
        Paid-in capital, in excess of par.....................  7,198,764
                                                               ----------
                                                                7,206,760
       Distributions in excess of net investment income.......        (12)
       Net realized loss on investments.......................   (338,153)
       Net unrealized depreciation on investments.............   (778,190)
                                                               ----------
       Net assets, December 31, 2000.......................... $6,090,405
                                                               ==========
     Net asset value and redemption price per share, 799,625
      outstanding shares of common stock (authorized
      80,000,000 shares)...................................... $     7.62
                                                               ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

         INVESTMENT INCOME
           Interest....................................... $    18,620
           Dividends (net of $12 foreign withholding tax).         233
                                                           -----------
                                                                18,853
                                                           -----------
         EXPENSES
           Investment advisory fee........................      12,966
           Accounting fees................................      25,000
           Audit fee......................................      10,000
           Amortization of offering costs.................       1,689
           Shareholders' reports..........................       1,400
           Directors' fees................................         400
           Custodian's fees and expenses..................         300
           Transfer agent's fees and expenses.............         300
           Legal fees and expenses........................         100
           Miscellaneous expenses.........................         545
                                                           -----------
            Total expenses................................      52,700
           Less: expense subsidy..........................     (38,042)
              custodian fee credit........................         (19)
                                                           -----------
            Net expenses..................................      14,639
                                                           -----------
         NET INVESTMENT INCOME............................       4,214
                                                           -----------
         NET REALIZED AND UNREALIZED LOSS ON
         INVESTMENTS
           Net realized loss on investments...............    (338,153)
           Net unrealized depreciation on investments.....    (778,190)
                                                           -----------
         NET LOSS ON INVESTMENTS..........................  (1,116,343)
                                                           -----------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS....................................... $(1,112,129)
                                                           ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (a)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................           $     4,214
  Net realized loss on investments.................................................              (338,153)
  Net unrealized depreciation on investments.......................................              (778,190)
                                                                                    ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................            (1,112,129)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (4,214)
  Distributions in excess of net investment income.................................                (2,353)
                                                                                    ---------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................                (6,567)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [803,032 shares]..............................................             7,239,932
  Capital stock issued in reinvestment of dividends and distributions [863 shares].                 6,567
  Capital stock repurchased [4,270 shares].........................................               (37,398)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             7,209,101
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS                                                                    6,090,405
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period....................................................................           $ 6,090,405
                                                                                    =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                    SP BALANCED ASSET ALLOCATION PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $3,718,709)............. $3,703,216
  Receivable for capital stock sold....................    803,687
  Receivable for investments sold......................     24,319
                                                        ----------
   Total Assets........................................  4,531,222
                                                        ----------
LIABILITIES
  Payable for investments purchased....................    827,819
  Payable for capital stock repurchased................        187
  Payable to investment adviser........................        159
                                                        ----------
   Total Liabilities...................................    828,165
                                                        ----------
NET ASSETS............................................. $3,703,057
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    3,778
   Paid-in capital, in excess of par...................  3,684,521
                                                        ----------
                                                         3,688,299
  Distributions in excess of net investment income.....        (10)
  Net realized gain on investments.....................     30,261
  Net unrealized depreciation on investments...........    (15,493)
                                                        ----------
  Net assets, December 31, 2000........................ $3,703,057
                                                        ==========
Net asset value and redemption price per share, 377,799
 outstanding shares of common stock (authorized
 80,000,000 shares).................................... $     9.80
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

INVESTMENT INCOME
  Dividends.................................. $ 15,772
                                              --------
EXPENSE
  Investment advisory fee....................      159
                                              --------
NET INVESTMENT INCOME........................   15,613
                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain on investments...........   30,261
  Net unrealized depreciation on investments.  (15,493)
                                              --------
NET GAIN ON INVESTMENTS......................   14,768
                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................... $ 30,381
                                              ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      September 22, 2000 (a)
                                                                                             through
                                                                                        December 31, 2000
                                                                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................            $   15,613
  Net realized gain on investments...................................................                30,261
  Net unrealized depreciation on investments.........................................               (15,493)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                30,381
                                                                                      ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................               (15,623)
                                                                                      ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [395,132 shares]................................................             3,852,954
  Capital stock issued in reinvestment of dividends and distributions [1,600 shares].                15,623
  Capital stock repurchased [18,933 shares]..........................................              (180,278)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................             3,688,299
                                                                                      ---------------------
TOTAL INCREASE IN NET ASSETS.........................................................             3,703,057
NET ASSETS:
  Beginning of period................................................................                    --
                                                                                      ---------------------
  End of period......................................................................            $3,703,057
                                                                                      =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $1,899,341)............. $1,893,815
  Receivable for investments sold......................     11,505
                                                        ----------
   Total Assets........................................  1,905,320
                                                        ----------
LIABILITIES
  Payable for investments purchased....................     11,213
  Payable for capital stock repurchased................        292
  Payable to investment adviser........................         93
                                                        ----------
   Total Liabilities...................................     11,598
                                                        ----------
NET ASSETS............................................. $1,893,722
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    1,894
   Paid-in capital, in excess of par...................  1,880,128
                                                        ----------
                                                         1,882,022
  Net realized gain on investments.....................     17,226
  Net unrealized depreciation on investments...........     (5,526)
                                                        ----------
  Net assets, December 31, 2000........................ $1,893,722
                                                        ==========
Net asset value and redemption price per share, 189,393
 outstanding shares of common stock (authorized
 40,000,000 shares).................................... $    10.00
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

INVESTMENT INCOME
  Dividends.................................. $15,056
                                              -------
EXPENSES
  Investment advisory fee....................      93
                                              -------
NET INVESTMENT INCOME........................  14,963
                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain on investments...........  17,244
  Net unrealized depreciation on investments.  (5,526)
                                              -------
NET GAIN ON INVESTMENTS......................  11,718
                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................... $26,681
                                              =======

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      September 22, 2000 (a)
                                                                                             through
                                                                                        December 31, 2000
                                                                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................            $   14,963
  Net realized gain on investments...................................................                17,244
  Net unrealized depreciation on investments.........................................                (5,526)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                26,681
                                                                                      ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................               (14,963)
  Distributions from net realized capital gains......................................                   (18)
                                                                                      ---------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................               (14,981)
                                                                                      ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [189,144 shares]................................................             1,879,553
  Capital stock issued in reinvestment of dividends and distributions [1,498 shares].                14,981
  Capital stock repurchased [1,249 shares]...........................................               (12,512)
                                                                                      ---------------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...............             1,882,022
                                                                                      ---------------------
TOTAL INCREASE IN NET ASSETS.........................................................             1,893,722
NET ASSETS:
  Beginning of period................................................................                    --
                                                                                      ---------------------
  End of period......................................................................            $1,893,722
                                                                                      =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           SP DAVIS VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, excluding repurchase agreements, at value
   (cost $10,309,248).................................... $10,672,484
  Repurchase agreements (cost $1,945,000)................   1,945,000
  Cash...................................................       3,957
  Receivable for capital stock sold......................     276,511
  Receivable from investment adviser.....................      26,359
  Interest and dividends receivable......................      10,953
  Deferred offering expenses.............................       8,906
                                                          -----------
   Total Assets..........................................  12,944,170
                                                          -----------
LIABILITIES
  Payable for capital stock repurchased..................      85,481
  Accrued expenses and other liabilities.................      32,644
                                                          -----------
   Total Liabilities.....................................     118,125
                                                          -----------
NET ASSETS............................................... $12,826,045
                                                          ===========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    12,637
   Paid-in capital, in excess of par.....................  12,450,966
                                                          -----------
                                                           12,463,603
  Undistributed net investment income....................       4,630
  Net realized loss on investments.......................      (5,424)
  Net unrealized appreciation on investments.............     363,236
                                                          -----------
  Net assets, December 31, 2000.......................... $12,826,045
                                                          ===========
Net asset value and redemption price per share, 1,263,727
 outstanding shares of common stock (authorized
 40,000,000 shares)...................................... $     10.15
                                                          ===========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

          INVESTMENT INCOME
            Interest........................................ $ 21,330
            Dividends (net of $189 foreign withholding tax).   16,906
                                                             --------
                                                               38,236
                                                             --------
          EXPENSES
            Investment advisory fee.........................   12,519
            Accounting fees.................................   23,000
            Audit fee.......................................   10,000
            Amortization of offering costs..................    3,269
            Shareholders' reports...........................    2,200
            Transfer agent's fees and expenses..............      530
            Directors' fees and expenses....................      420
            Custodian's fees and expenses...................      350
            Legal fees and expenses.........................      100
            Miscellaneous expenses..........................      345
                                                             --------
             Total expenses.................................   52,733
            Less: expense subsidy...........................  (38,878)
               custodian fee credit.........................     (398)
                                                             --------
             Net expenses...................................   13,457
                                                             --------
          NET INVESTMENT INCOME.............................   24,779
                                                             --------
          NET REALIZED AND UNREALIZED GAIN (LOSS) ON
          INVESTMENTS
            Net realized loss on investments................   (5,424)
            Net unrealized appreciation on investments......  363,236
                                                             --------
          NET GAIN ON INVESTMENTS...........................  357,812
                                                             --------
          NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................ $382,591
                                                             ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (b)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................           $    24,779
  Net realized loss on investments....................................                (5,424)
  Net unrealized appreciation on investments..........................               363,236
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................               382,591
                                                                       ---------------------
DIVIDENDS:
  Dividends from net investment income................................               (21,008)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,291,808 shares]...............................            12,738,572
  Capital stock issued in reinvestment of dividends [2,135 shares]....                21,008
  Capital stock repurchased [30,216 shares]...........................              (295,118)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.            12,464,462
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................            12,826,045
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period (a)...................................................           $12,826,045
                                                                       =====================
  (a) Includes undistributed net investment income of:................           $     4,630
                                                                       =====================
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                  SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $7,157,398)..................................... $7,329,998
       Repurchase agreements (cost $1,407,000)................  1,407,000
       Foreign currency, at value (cost $52,256)..............     53,228
       Receivable for investments sold........................    156,110
       Receivable for capital stock sold......................    100,619
       Receivable from investment adviser.....................     34,313
       Dividends and interest receivable......................      4,126
       Deferred offering expenses and other assets............      5,784
                                                               ----------
        Total Assets..........................................  9,091,178
                                                               ----------
     LIABILITIES
       Payable for investments purchased......................  1,222,609
       Payable for capital stock repurchased..................     59,392
       Accrued expenses and other liabilities.................     40,987
       Payable to custodian...................................      7,601
                                                               ----------
        Total Liabilities.....................................  1,330,589
                                                               ----------
     NET ASSETS............................................... $7,760,589
                                                               ==========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    8,224
        Paid-in capital, in excess of par.....................  7,994,256
                                                               ----------
                                                                8,002,480
       Undistributed net investment income....................      1,005
       Net realized loss on investments.......................   (411,298)
       Net unrealized appreciation on investments and foreign
        currencies............................................    168,402
                                                               ----------
       Net assets, December 31, 2000.......................... $7,760,589
                                                               ==========
     Net asset value and redemption price per share, 822,422
      outstanding shares of common stock (authorized
      80,000,000 shares)...................................... $     9.44
                                                               ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

         INVESTMENT INCOME
           Dividends (net of $718 foreign withholding tax). $   6,072
           Interest........................................    18,955
                                                            ---------
                                                               25,027
                                                            ---------
         EXPENSES
           Investment advisory fee.........................    13,954
           Accounting fees.................................    31,000
           Audit fee.......................................    12,000
           Custodian's fees and expenses...................     4,000
           Amortization of offering costs..................     2,123
           Shareholders' reports...........................     1,000
           Transfer agent's fees and expenses..............       500
           Directors' fees and expense.....................       400
           Legal fees and expenses.........................       100
           Miscellaneous...................................       245
                                                            ---------
            Total expenses.................................    65,322
            Less: expense subsidy..........................   (48,267)
                custodian fee credit.......................      (529)
                                                            ---------
            Net expenses...................................    16,526
                                                            ---------
         NET INVESTMENT INCOME.............................     8,501
                                                            ---------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS AND FOREIGN CURRENCIES
           Net realized loss on:
            Investments....................................  (411,298)
            Foreign currencies.............................    (8,050)
                                                            ---------
                                                             (419,348)
                                                            ---------
           Net unrealized appreciation (depreciation) on:
            Investments....................................   172,600
            Foreign currencies.............................    (4,198)
                                                            ---------
                                                              168,402
                                                            ---------
         NET LOSS ON INVESTMENTS AND FOREIGN
         CURRENCIES........................................  (250,946)
                                                            ---------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS........................................ $(242,445)
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (b)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................            $    8,501
  Net realized loss on investments and foreign currencies.............              (419,348)
  Net unrealized appreciation on investments and foreign currencies...               168,402
                                                                       ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................              (242,445)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [840,111 shares].................................             8,167,733
  Capital stock repurchased [17,689 shares]...........................              (164,699)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.             8,003,034
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................             7,760,589
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period (a)...................................................            $7,760,589
                                                                       =====================
  (a) Includes undistributed net investment income of:................            $    1,005
                                                                       ---------------------
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     SP GROWTH ASSET ALLOCATION PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $3,944,428)............. $3,904,154
  Receivable for investments sold......................    424,998
  Receivable for capital stock sold....................     62,245
                                                        ----------
   Total Assets........................................  4,391,397
                                                        ----------
LIABILITIES
  Payable for capital stock repurchased................    443,081
  Payable for investments purchased....................     44,162
  Payable to investment adviser........................        232
                                                        ----------
   Total Liabilities...................................    487,475
                                                        ----------
NET ASSETS............................................. $3,903,922
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    4,101
   Paid-in capital, in excess of par...................  3,920,590
                                                        ----------
                                                         3,924,691
  Undistributed net investment income..................      3,452
  Net realized gain on investments.....................     16,053
  Net unrealized depreciation on investments...........    (40,274)
                                                        ----------
  Net assets, December 31, 2000........................ $3,903,922
                                                        ==========
Net asset value and redemption price per share, 410,132
 outstanding shares of common stock (authorized
 80,000,000 shares).................................... $     9.52
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

            INVESTMENT INCOME
              Dividends.................................. $ 13,905
                                                          --------
            EXPENSES
              Investment advisory fee....................      232
                                                          --------
            NET INVESTMENT INCOME........................   13,673
                                                          --------
            NET REALIZED AND UNREALIZED GAIN (LOSS) ON
            INVESTMENTS
              Net realized gain on investments...........   16,053
              Net unrealized depreciation on investments.  (40,274)
                                                          --------
            NET LOSS ON INVESTMENTS......................  (24,221)
                                                          --------
            NET DECREASE IN NET ASSETS RESULTING FROM
            OPERATIONS................................... $(10,548)
                                                          ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      September 22, 2000 (b)
                                                                                             through
                                                                                        December 31, 2000
                                                                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................            $   13,673
  Net realized gain on investments...................................................                16,053
  Net unrealized depreciation on investments.........................................               (40,274)
                                                                                      ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................               (10,548)
                                                                                      ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................               (10,221)
                                                                                      ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [491,279 shares]................................................             4,701,137
  Capital stock issued in reinvestment of dividends and distributions [1,079 shares].                10,221
  Capital stock repurchased [82,226 shares]..........................................              (786,667)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................             3,924,691
                                                                                      ---------------------
TOTAL INCREASE IN NET ASSETS.........................................................             3,903,922
NET ASSETS:
  Beginning of period................................................................                    --
                                                                                      ---------------------
  End of period (a)..................................................................            $3,903,922
                                                                                      =====================
  (a) Includes undistributed net investment income of:...............................            $    3,452
                                                                                      ---------------------

(b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, excluding repurchase agreements, at value
   (cost $5,232,227)..................................... $4,859,810
  Repurchase agreements (cost $924,000)..................    924,000
  Cash...................................................        838
  Receivable from investment advisor.....................     25,121
  Receivable for investments sold........................     24,052
  Receivable for capital stock sold......................      5,546
  Deferred offering expenses.............................      4,214
  Interest and dividends receivable......................        579
                                                          ----------
   Total Assets..........................................  5,844,160
                                                          ----------
LIABILITIES
  Payable for investments purchased......................    348,962
  Accrued expenses and other liabilities.................     33,851
  Payable for capital stock repurchased..................        120
                                                          ----------
   Total Liabilities.....................................    382,933
                                                          ----------
NET ASSETS............................................... $5,461,227
                                                          ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    6,517
   Paid-in capital, in excess of par.....................  6,319,420
                                                          ----------
                                                           6,325,937
  Net realized loss on investments.......................   (492,293)
  Net unrealized depreciation on investments.............   (372,417)
                                                          ----------
  Net assets, December 31, 2000.......................... $5,461,227
                                                          ==========
Net asset value and redemption price per share, 651,714
 outstanding shares of common stock (authorized
 80,000,000 shares)...................................... $     8.38
                                                          ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

INVESTMENT INCOME
  Interest................................... $  12,769
  Dividends..................................       840
                                              ---------
                                                 13,609
                                              ---------
EXPENSES
  Investment advisory fee....................    12,491
  Accounting fees............................    26,000
  Audit fee..................................    10,000
  Amortization of offering costs.............     1,547
  Shareholders' reports......................     1,000
  Directors' fees and expenses...............       420
  Transfer agent's fees and expenses.........       300
  Custodian's fees and expenses..............       200
  Legal fees and expenses....................       100
  Miscellaneous..............................       675
                                              ---------
   Total expenses............................    52,733
  Less: expense subsidy......................   (37,612)
     custodian fee credit....................      (167)
                                              ---------
  Net expenses...............................    14,954
                                              ---------
NET INVESTMENT LOSS..........................    (1,345)
                                              ---------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized loss on investments...........  (492,293)
  Net unrealized depreciation on investments.  (372,417)
                                              ---------
NET LOSS ON INVESTMENTS......................  (864,710)
                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................... $(866,055)
                                              =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (a)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss.................................................            $   (1,345)
  Net realized loss on investments....................................              (492,293)
  Net unrealized depreciation on investments..........................              (372,417)
                                                                       ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................              (866,055)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [655,705] shares.................................             6,359,959
  Capital stock repurchased [3,991] shares............................               (32,677)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.             6,327,282
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................             5,461,227
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period.......................................................            $5,461,227
                                                                       =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $8,897,586)..................................... $ 8,113,398
       Repurchase agreements (cost $2,284,000)................   2,284,000
       Foreign currency, at value (cost $79,260)..............      80,696
       Cash...................................................       1,877
       Receivable for capital stock sold......................     108,615
       Receivable from investment adviser.....................      26,524
       Deferred offering expenses.............................       7,721
       Interest and dividends receivable......................       3,195
                                                               -----------
        Total Assets..........................................  10,626,026
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................     230,767
       Payable for capital stock repurchased..................      40,068
       Accrued expenses.......................................      39,941
       Distribution fee payable...............................       1,054
       Administration fee payable.............................         632
                                                               -----------
        Total Liabilities.....................................     312,462
                                                               -----------
     NET ASSETS............................................... $10,313,564
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    12,140
        Paid-in capital, in excess of par.....................  11,233,458
                                                               -----------
                                                                11,245,598
       Net investment loss....................................     (12,275)
       Net realized loss on investments.......................    (135,305)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (784,454)
                                                               -----------
       Net assets, December 31, 2000.......................... $10,313,564
                                                               ===========
       Class I:
       Net asset value and redemption price per share,
        $7,590,662/892,786 outstanding shares of common
        stock (authorized 80,000,000 shares).................. $      8.50
                                                               ===========
       Class II:
       Net asset value and redemption price per share,
        $2,722,902/321,258 outstanding shares of common
        stock (authorized 20,000,000 shares).................. $      8.48
                                                               ===========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

         INVESTMENT INCOME
           Interest........................................ $  30,420
           Dividends (net of $221 foreign withholding tax).     2,412
                                                            ---------
                                                               32,832
                                                            ---------
         EXPENSES
           Investment advisory fee.........................    16,695
           Distribution fees--Class II.....................     1,054
           Administration fee--Class II....................       632
           Accounting fees.................................    30,750
           Audit fee.......................................    12,000
           Custodian's fees and expenses...................     3,000
           Amortization of offering costs..................     2,834
           Shareholders' reports...........................       900
           Directors' fees and expenses....................       420
           Transfer agent's fees and expenses..............       375
           Legal fees and expenses.........................       100
           Miscellaneous...................................       500
                                                            ---------
            Total expenses.................................    69,260
           Less: expense subsidy...........................   (43,219)
              custodian fee credit.........................    (1,088)
                                                            ---------
            Net expenses...................................    24,953
                                                            ---------
         NET INVESTMENT INCOME.............................     7,879
                                                            ---------
         NET REALIZED AND UNREALIZED LOSS ON
         INVESTMENTS AND FOREIGN CURRENCIES
           Net realized loss on:
            Investments....................................  (127,462)
            Foreign currencies.............................   (34,291)
                                                            ---------
                                                             (161,753)
                                                            ---------
           Net unrealized depreciation on:
            Investments....................................  (784,188)
            Foreign currencies.............................      (266)
                                                            ---------
                                                             (784,454)
                                                            ---------
         NET LOSS ON INVESTMENTS AND FOREIGN
         CURRENCIES........................................  (946,207)
                                                            ---------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS........................................ $(938,328)
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (a)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................          $      7,879
  Net realized loss on investments and foreign currencies.............              (161,753)
  Net unrealized depreciation on investments and foreign currencies...              (784,454)
                                                                       ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................              (938,328)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,424,832 shares]...............................            21,964,625
  Capital stock repurchased [1,210,788 shares]........................           (10,712,733)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.            11,251,892
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................            10,313,564
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period.......................................................          $ 10,313,564
                                                                       =====================
  (a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         SP LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $2,942,520)..................................... $3,141,400
       Repurchase agreements (cost $727,000)..................    727,000
       Cash...................................................        662
       Receivable from investment adviser.....................     30,264
       Receivable for capital stock sold......................      6,948
       Dividends and interest receivable......................      3,341
       Deferred offering expenses.............................      3,051
                                                               ----------
        Total Assets..........................................  3,912,666
                                                               ----------
     LIABILITIES
       Accrued expenses and other liabilities.................     31,625
       Due to broker-variation margin.........................      5,400
                                                               ----------
        Total Liabilities.....................................     37,025
                                                               ----------
     NET ASSETS............................................... $3,875,641
                                                               ==========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    3,713
        Paid-in capital, in excess of par.....................  3,720,644
                                                               ----------
                                                                3,724,357
       Net realized loss on investments.......................    (57,244)
       Net unrealized appreciation on investments.............    208,528
                                                               ----------
       Net assets, December 31, 2000.......................... $3,875,641
                                                               ==========
     Net asset value and redemption price per share, 371,300
      outstanding shares of common stock (authorized
      80,000,000 shares)...................................... $    10.44
                                                               ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

           INVESTMENT INCOME
             Dividends (net of $9 foreign withholding tax). $ 11,667
             Interest......................................    8,434
                                                            --------
                                                              20,101
                                                            --------
           EXPENSES
             Investment advisory fee.......................    6,423
             Accounting fees...............................   23,000
             Audit fee.....................................   10,000
             Shareholders' reports.........................    1,700
             Amortization of offering costs................    1,095
             Directors' fees...............................      400
             Custodian's fees and expenses.................      300
             Transfer agent's fees and expenses............      300
             Legal fees and expenses.......................      100
             Miscellaneous.................................      595
                                                            --------
              Total expenses...............................   43,913
             Less: expense subsidy.........................  (36,687)
                custodian fee credit.......................       (8)
                                                            --------
              Net expenses.................................    7,218
                                                            --------
           NET INVESTMENT INCOME...........................   12,883
                                                            --------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON
           INVESTMENTS
             Net realized loss on:
              Investments..................................  (52,196)
              Futures......................................   (5,048)
                                                            --------
                                                             (57,244)
                                                            --------
             Net unrealized appreciation on:
              Investments..................................  198,880
              Futures......................................    9,648
                                                            --------
                                                             208,528
                                                            --------
           NET GAIN ON INVESTMENTS.........................  151,284
                                                            --------
           NET INCREASE IN NET ASSETS RESULTING FROM
           OPERATIONS...................................... $164,167
                                                            ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      September 22, 2000 (a)
                                                                                             through
                                                                                        December 31, 2000
                                                                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................            $   12,883
  Net realized loss on investments...................................................               (57,244)
  Net unrealized appreciation on investmemts.........................................               208,528
                                                                                      ---------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................               164,167
                                                                                      ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................               (12,883)
  Dividends in excess of net investment income.......................................                (1,667)
                                                                                      ---------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................               (14,550)
                                                                                      ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [376,522 shares]................................................             3,778,320
  Capital stock issued in reinvestment of dividends and distributions [1,436 shares].                14,550
  Capital stock repurchased [6,658 shares]...........................................               (66,846)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................             3,726,024
                                                                                      ---------------------
TOTAL INCREASE IN NET ASSETS.........................................................             3,875,641
NET ASSETS:
  Beginning of period................................................................                    --
                                                                                      ---------------------
  End of period......................................................................            $3,875,641
                                                                                      =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, at value (cost: $4,545,686)............... $4,316,376
       Cash...................................................         97
       Receivable for currency contracts......................        115
       Receivable for investments sold........................     57,726
       Receivable from investment adviser.....................     31,132
       Receivable for capital stock sold......................     19,636
       Deferred offering expenses.............................      3,222
       Dividends and interest receivable......................        997
                                                               ----------
        Total Assets..........................................  4,429,301
                                                               ----------
     LIABILITIES
       Payable for investments purchased......................    142,163
       Accrued expenses and other liabilities.................     33,247
       Payable for capital stock repurchased..................        118
                                                               ----------
        Total Liabilities.....................................    175,528
                                                               ----------
     NET ASSETS............................................... $4,253,773
                                                               ==========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    4,651
        Paid-in capital, in excess of par.....................  4,502,653
                                                               ----------
                                                                4,507,304
       Undistributed net investment income....................        435
       Net realized loss on investments.......................    (24,635)
       Net unrealized depreciation on investments and foreign
        currencies............................................   (229,331)
                                                               ----------
       Net assets, December 31, 2000.......................... $4,253,773
                                                               ==========
     Net asset value and redemption price per share, 465,072
      outstanding shares of common stock (authorized
      80,000,000 shares)...................................... $     9.15
                                                               ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

          INVESTMENT INCOME
            Dividends (net of $14 foreign withholding tax). $   3,599
            Interest.......................................     8,057
                                                            ---------
                                                               11,656
                                                            ---------
          EXPENSES
            Investment advisory fee........................     6,259
            Accounting fees................................    25,000
            Audit fee......................................    10,000
            Shareholders' reports..........................     1,600
            Amortization of offering costs.................     1,182
            Transfer agent's fees and expenses.............       400
            Directors' fees................................       400
            Custodian's fees and expenses..................       300
            Legal fees and expenses........................       100
            Miscellaneous..................................       495
                                                            ---------
             Total expenses................................    45,736
            Less: expense subsidy..........................   (37,391)
               custodian fee credit........................       (65)
                                                            ---------
             Net expenses..................................     8,280
                                                            ---------
          NET INVESTMENT INCOME............................     3,376
                                                            ---------
          NET REALIZED AND UNREALIZED GAIN (LOSS) ON
          INVESTMENTS AND FOREIGN CURRENCIES
            Net realized gain (loss) on:
             Investments...................................   (24,635)
             Foreign currencies............................     1,366
                                                            ---------
                                                              (23,269)
                                                            ---------
            Net unrealized depreciation on:
             Investments...................................  (229,310)
             Foreign currencies............................       (21)
                                                            ---------
                                                             (229,331)
                                                            ---------
          NET LOSS ON INVESTMENTS AND FOREIGN
          CURRENCIES.......................................  (252,600)
                                                            ---------
          NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS....................................... $(249,224)
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (b)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $    3,376
  Net realized loss on investments and foreign currencies..........................               (23,269)
  Net unrealized depreciation on investments and foreign currencies................              (229,331)
                                                                                    ---------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................              (249,224)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (4,523)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [476,666 shares]..............................................             4,616,987
  Capital stock issued in reinvestment of dividends and distributions [507 shares].                 4,523
  Capital stock repurchased [12,101 shares]........................................              (113,990)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             4,507,520
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS.......................................................             4,253,773
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period(a).................................................................            $4,253,773
                                                                                    =====================
  (a)   Includes undistributed net investment income of:...........................            $      435
                                                                                    ---------------------
  (b)Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                        SP MFS MID-CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, excluding repurchase agreements, at value
   (cost $ 3,631,088).................................... $3,398,417
  Repurchase agreements (cost $2,171,000)................  2,171,000
  Cash...................................................        335
  Receivable for capital stock sold......................     67,681
  Receivable from investment adviser.....................     28,957
  Receivable for investments sold........................     14,787
  Deferred offering expenses.............................      4,269
  Interest receivable....................................      1,078
                                                          ----------
   Total Assets..........................................  5,686,524
                                                          ----------
LIABILITIES
  Payable for investments purchased......................     42,072
  Accrued expenses and other liabilities.................     33,547
                                                          ----------
   Total Liabilities.....................................     75,619
                                                          ----------
NET ASSETS............................................... $5,610,905
                                                          ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    5,791
   Paid-in capital, in excess of par.....................  5,800,653
                                                          ----------
                                                           5,806,444
  Undistributed net investment income....................      2,246
  Net realized gain on investments.......................     34,886
  Net unrealized depreciation on investments.............   (232,671)
                                                          ----------
  Net assets, December 31, 2000.......................... $5,610,905
                                                          ==========
Net asset value and redemption price per share, 579,107
 outstanding shares of common stock (authorized
 40,000,000 shares)...................................... $     9.69
                                                          ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

INVESTMENT INCOME
  Interest................................... $  21,245
  Dividends..................................     1,063
                                              ---------
                                                 22,308
                                              ---------
EXPENSES
  Investment advisory fee....................     8,296
  Accounting fees............................    25,000
  Audit fee..................................    10,000
  Amortization of offering costs.............     1,500
  Shareholders' reports......................     1,000
  Directors' fees and expenses...............       400
  Transfer agent's fees and expenses.........       300
  Custodian's fees and expenses..............       200
  Legal fees and expenses....................       100
  Miscellaneous..............................       828
                                              ---------
   Total expenses............................    47,624
  Less: expense subsidy......................   (37,253)
     custodian fee credit....................       (47)
                                              ---------
   Net expenses..............................    10,324
                                              ---------
NET INVESTMENT INCOME........................    11,984
                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain on investments...........    69,979
  Net unrealized depreciation on investments.  (232,671)
                                              ---------
NET LOSS ON INVESTMENTS......................  (162,692)
                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................... $(150,708)
                                              =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      September 22, 2000 (b)
                                                                                             through
                                                                                        December 31, 2000
                                                                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................           $    11,984
  Net realized gain on investments...................................................                69,979
  Net unrealized depreciation on investments.........................................              (232,671)
                                                                                      ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................              (150,708)
                                                                                      ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................               (10,065)
  Distributions from net realized capital gains......................................               (35,093)
                                                                                      ---------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................               (45,158)
                                                                                      ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [590,493 shares]................................................             5,924,143
  Capital stock issued in reinvestment of dividends and distributions [4,694 shares].                45,158
  Capital stock repurchased [16,080 shares]..........................................              (162,530)
                                                                                      ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................             5,806,771
                                                                                      ---------------------
TOTAL INCREASE IN NET ASSETS.........................................................             5,610,905
NET ASSETS:
  Beginning of period................................................................                    --
                                                                                      ---------------------
  End of period (a)..................................................................           $ 5,610,905
                                                                                      =====================
  (a) Includes undistributed net investment income of:...............................           $     2,246
                                                                                      ---------------------
  (b) Commencement of investment operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         SP PIMCO HIGH YIELD PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost $7,738,883)..................... $7,743,429
     Cash........................................................      1,524
     Interest receivable.........................................    136,941
     Receivable for capital stock sold...........................    121,750
     Receivable from investment adviser..........................     32,532
     Deferred offering expenses..................................      6,107
                                                                  ----------
      Total Assets...............................................  8,042,283
                                                                  ----------
   LIABILITIES
     Payable for capital stock repurchased.......................     40,506
     Accrued expenses and other liabilities......................     39,148
                                                                  ----------
      Total Liabilities..........................................     79,654
                                                                  ----------
   NET ASSETS.................................................... $7,962,629
                                                                  ==========
     Net assets were comprised of:
      Common stock, at $0.01 par value........................... $    7,950
      Paid-in capital, in excess of par..........................  7,947,491
                                                                  ----------
                                                                   7,955,441
     Undistributed net investment income.........................      5,692
     Distributions in excess of net realized gain on investments.     (3,050)
     Net unrealized appreciation on investments..................      4,546
                                                                  ----------
     Net assets, December 31, 2000............................... $7,962,629
                                                                  ==========
   Net asset value and redemption price per share, 795,024
    outstanding shares of common stock (authorized
    40,000,000 shares)........................................... $    10.02
                                                                  ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

INVESTMENT INCOME
  Interest..................................... $139,182
                                                --------
EXPENSES
  Investment advisory fee......................    9,735
  Accounting fees..............................   31,000
  Audit fee....................................   10,000
  Amortization of offering costs...............    2,200
  Shareholders' reports........................    1,000
  Transfer agent's fees and expenses...........      500
  Directors' fees and expenses.................      400
  Custodian's fees and expenses................      200
  Legal fees and expenses......................      100
  Miscellaneous................................      436
                                                --------
   Total expenses..............................   55,571
  Less: expense subsidy........................  (42,267)
     custodian fee credit......................     (424)
                                                --------
   Net expenses................................   12,880
                                                --------
NET INVESTMENT INCOME..........................  126,302
                                                --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.............    7,037
  Net unrealized appreciation on investments...    4,546
                                                --------
NET GAIN ON INVESTMENTS........................   11,583
                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS..................................... $137,885
                                                ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       September 22, 2000 (b)
                                                                                              through
                                                                                         December 31, 2000
                                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................            $  126,302
  Net realized gain on investments....................................................                 7,037
  Net unrealized appreciation on investments..........................................                 4,546
                                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................               137,885
                                                                                       ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................              (121,134)
  Distributions from net realized capital gains.......................................                (7,037)
  Distributions in excess of net realized capital gains...............................                (3,050)
                                                                                       ---------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................              (131,221)
                                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [797,610 shares].................................................             7,980,735
  Capital stock issued in reinvestment of dividends and distributions [13,096 shares].               131,221
  Capital stock repurchased [15,682 shares]...........................................              (155,991)
                                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................             7,955,965
                                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................................             7,962,629
NET ASSETS:
  Beginning of period.................................................................                    --
                                                                                       ---------------------
  End of period (a)...................................................................            $7,962,629
                                                                                       =====================
  (a) Includes undistributed net investment income of:................................            $    5,692
                                                                                       ---------------------
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                        SP PIMCO TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, excluding repurchase agreements, at value
   (cost $10,416,374).................................... $10,678,713
  Repurchase agreements (cost $4,993,000)................   4,993,000
  Cash...................................................       2,941
  Receivable for investments sold........................   1,440,486
  Receivable for capital stock sold......................     326,691
  Interest receivable....................................     107,780
  Receivable from investment adviser.....................      25,886
  Deferred offering expenses.............................       7,760
                                                          -----------
   Total Assets..........................................  17,583,257
                                                          -----------
LIABILITIES
  Payable for investments purchased......................   6,786,080
  Payable for capital stock repurchased..................      49,819
  Accrued expenses and other liabilities.................      33,439
  Written options outstanding (premium received $723)....       1,750
                                                          -----------
   Total Liabilities.....................................   6,871,088
                                                          -----------
NET ASSETS............................................... $10,712,169
                                                          ===========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    10,297
   Paid-in capital, in excess of par.....................  10,427,250
                                                          -----------
                                                           10,437,547
  Undistributed net investment income....................      14,485
  Net realized gain on investments.......................      80,080
  Net unrealized appreciation on investments and foreign
   currencies............................................     180,057
                                                          -----------
  Net assets, December 31, 2000.......................... $10,712,169
                                                          ===========
Net asset value and redemption price per share, 1,029,688
 outstanding shares of common stock (authorized
 80,000,000 shares)...................................... $     10.40
                                                          ===========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

INVESTMENT INCOME
  Interest....................................... $127,189
                                                  --------
EXPENSES
  Investment advisory fee........................   11,374
  Accounting fees................................   24,750
  Audit fee......................................   10,000
  Amortization of offering costs.................    2,848
  Shareholders' reports..........................    1,100
  Directors' fees and expenses...................      400
  Transfer agent's fees and expenses.............      400
  Custodian's fees and expenses..................      300
  Legal fees and expenses........................      100
  Miscellaneous..................................      534
                                                  --------
   Total expenses................................   51,806
  Less: expense subsidy..........................  (37,260)
                                                  --------
   Net expenses..................................   14,546
                                                  --------
NET INVESTMENT INCOME............................  112,643
                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
   Investments...................................   81,332
   Futures.......................................    9,401
   Foreign currencies............................    1,187
                                                  --------
                                                    91,920
                                                  --------
  Net unrealized appreciation (depreciation) on:
   Investments...................................  262,339
   Options written...............................   (1,027)
   Foreign currencies............................  (81,255)
                                                  --------
                                                   180,057
                                                  --------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES...  271,977
                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS....................................... $384,620
                                                  ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       September 22, 2000 (b)
                                                                                              through
                                                                                         December 31, 2000
                                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................           $   112,643
  Net realized gain on investments and foreign currencies.............................                91,920
  Net unrealized appreciation on investments and foreign currencies...................               180,057
                                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................               384,620
                                                                                       ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................              (100,145)
  Distributions from net realized capital gains.......................................               (10,653)
                                                                                       ---------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................              (110,798)
                                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,047,848 shares]...............................................            10,622,951
  Capital stock issued in reinvestment of dividends and distributions [10,654 shares].               110,798
  Capital stock repurchased [28,814 shares]...........................................              (295,402)
                                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................            10,438,347
                                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................................            10,712,169
NET ASSETS:
  Beginning of period.................................................................                    --
                                                                                       ---------------------
  End of period (a)...................................................................           $10,712,169
                                                                                       =====================
  (a) Includes undistributed net investment income of:................................           $    14,485
                                                                                       ---------------------
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, excluding repurchase agreements, at value
   (cost $5,141,883)..................................... $4,849,297
  Repurchase agreements (cost $1,485,000)................  1,485,000
  Cash...................................................      1,515
  Receivable for capital stock sold......................    118,944
  Receivable for investments sold........................     69,557
  Receivable from investment adviser.....................     29,754
  Deferred offering expenses.............................      4,534
  Dividends and interest receivable......................        999
                                                          ----------
   Total Assets..........................................  6,559,600
                                                          ----------
LIABILITIES
  Payable for investments purchased......................    129,956
  Accrued expenses and other liabilities.................     33,213
  Payable for capital stock repurchased..................     28,949
                                                          ----------
   Total Liabilities.....................................    192,118
                                                          ----------
NET ASSETS............................................... $6,367,482
                                                          ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $    7,598
   Paid-in capital, in excess of par.....................  7,024,403
                                                          ----------
                                                           7,032,001
  Net realized loss on investments.......................   (371,933)
  Net unrealized depreciation on investments.............   (292,586)
                                                          ----------
  Net assets, December 31, 2000.......................... $6,367,482
                                                          ==========
Net asset value and redemption price per share, 759,752
 outstanding shares of common stock (authorized
 80,000,000 shares)...................................... $     8.38
                                                          ==========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

INVESTMENT INCOME
  Interest....................................... $  13,544
  Dividends (net of $16 foreign withholding tax).     1,405
                                                  ---------
                                                     14,949
                                                  ---------
EXPENSES
  Investment advisory fee........................     6,470
  Accounting fees................................    25,000
  Audit fee......................................    10,000
  Amortization of offering costs.................     1,664
  Shareholders' reports..........................     1,200
  Transfer agent's fees and expenses.............       500
  Directors' fees and expenses...................       400
  Custodian's fees and expenses..................       200
  Legal fees and expenses........................       100
  Miscellaneous..................................       395
                                                  ---------
   Total expenses................................    45,929
  Less: expense subsidy..........................   (36,224)
     custodian fee credit........................       (63)
                                                  ---------
   Net expenses..................................     9,642
                                                  ---------
NET INVESTMENT INCOME............................     5,307
                                                  ---------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS
  Net realized loss on investments...............  (371,933)
  Net unrealized depreciation on investments.....  (292,586)
                                                  ---------
NET LOSS ON INVESTMENTS..........................  (664,519)
                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS....................................... $(659,212)
                                                  =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (a)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $    5,307
  Net realized loss on investments.................................................              (371,933)
  Net unrealized depreciation on investments.......................................              (292,586)
                                                                                    ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................              (659,212)
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (5,850)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [775,872 shares]..............................................             7,170,363
  Capital stock issued in reinvestment of dividends and distributions [710 shares].                 5,850
  Capital stock repurchased [16,830 shares]........................................              (143,669)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             7,032,544
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS.......................................................             6,367,482
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period....................................................................            $6,367,482
                                                                                    =====================

(a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A21

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                       SP SMALL/MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

      ASSETS
        Investments, at value (cost $5,588,502).............. $6,138,642
        Cash.................................................      5,971
        Receivable for capital stock sold....................    102,709
        Receivable from investment advisor...................     29,508
        Dividends and interest receivable....................      8,745
        Deferred offering expenses...........................      4,419
                                                              ----------
         Total Assets........................................  6,289,994
                                                              ----------
      LIABILITIES
        Payable for capital stock repurchased................     96,078
        Accrued expenses and other liabilities...............     33,225
        Payable for investments purchased....................     13,415
        Due to broker-variation margin.......................      4,206
                                                              ----------
         Total Liabilities...................................    146,924
                                                              ----------
      NET ASSETS............................................. $6,143,070
                                                              ==========
        Net assets were comprised of:
         Common stock, at $0.01 par value.................... $    5,517
         Paid-in capital, in excess of par...................  5,615,067
                                                              ----------
                                                               5,620,584
        Undistributed net investment income..................     17,123
        Net realized loss on investments.....................    (55,569)
        Net unrealized appreciation on investments...........    560,932
                                                              ----------
        Net assets, December 31, 2000........................ $6,143,070
                                                              ==========
      Net asset value and redemption price per share, 551,724
       outstanding shares of common stock (authorized
       80,000,000 shares).................................... $    11.13
                                                              ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

          INVESTMENT INCOME
            Dividends (net of $85 foreign withholding tax). $ 23,077
            Interest.......................................    5,822
                                                            --------
                                                              28,899
                                                            --------
          EXPENSES
            Investment advisory fee........................    9,180
            Accounting fees................................   26,000
            Audit fee......................................   10,000
            Amortization of offering costs.................    1,622
            Shareholders' reports..........................    1,000
            Transfer agent's fees and expenses.............      500
            Directors' fees................................      420
            Custodian's fees and expenses..................      200
            Legal fees and expenses........................      100
            Miscellaneous expenses.........................      375
                                                            --------
             Total expenses................................   49,397
            Less: expense subsidy..........................  (38,688)
               custodian fee credit........................      (41)
                                                            --------
             Net expenses..................................   10,668
                                                            --------
          NET INVESTMENT INCOME............................   18,231
                                                            --------
          NET REALIZED AND UNREALIZED GAIN (LOSS) ON
          INVESTMENTS
            Net realized loss on:
             Investments...................................  (18,226)
             Futures.......................................  (37,343)
                                                            --------
                                                             (55,569)
                                                            --------
            Net unrealized appreciation on:
             Investments...................................  550,144
             Futures.......................................   10,788
                                                            --------
                                                             560,932
                                                            --------
          NET GAIN ON INVESTMENTS..........................  505,363
                                                            --------
          NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS....................................... $523,594
                                                            ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    September 22, 2000 (b)
                                                                                           through
                                                                                      December 31, 2000
                                                                                    ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................            $   18,231
  Net realized loss on investments.................................................               (55,569)
  Net unrealized appreciation on investments.......................................               560,932
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................               523,594
                                                                                    ---------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.............................................                (1,460)
                                                                                    ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [573,027 shares]..............................................             5,845,936
  Capital stock issued in reinvestment of dividends and distributions [137 shares].                 1,460
  Capital stock repurchased [21,440 shares]........................................              (226,460)
                                                                                    ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............             5,620,936
                                                                                    ---------------------
TOTAL INCREASE IN NET ASSETS.......................................................             6,143,070
NET ASSETS:
  Beginning of period..............................................................                    --
                                                                                    ---------------------
  End of period (a)................................................................            $6,143,070
                                                                                    =====================
  (a) Includes undistributed net investment income of:.............................            $   17,123
                                                                                    =====================
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost: $6,956,389)............. $6,030,982
  Cash.................................................     42,018
  Receivable from investment advisor...................     27,631
  Deferred offering expenses...........................      4,605
  Receivable for capital stock sold....................      3,387
  Dividends and interest receivable....................      1,564
                                                        ----------
   Total Assets........................................  6,110,187
                                                        ----------
LIABILITIES
  Payable for investments purchased....................    223,522
  Accrued expenses and other liabilities...............     35,418
  Payable for capital stock repurchased................        238
                                                        ----------
   Total Liabilities...................................    259,178
                                                        ----------
NET ASSETS............................................. $5,851,009
                                                        ==========
  Net assets were comprised of:
   Common stock, at $0.01 par value.................... $    7,365
   Paid-in capital, in excess of par...................  7,053,163
                                                        ----------
                                                         7,060,528
  Undistributed net investment income..................        508
  Net realized loss on investments.....................   (284,620)
  Net unrealized depreciation on investments...........   (925,407)
                                                        ----------
  Net assets, December 31, 2000........................ $5,851,009
                                                        ==========
Net asset value and redemption price per share, 736,490
 outstanding shares of common stock (authorized
 40,000,000 shares).................................... $     7.94
                                                        ==========

STATEMENT OF OPERATIONS
September 22, 2000 (b) through December 31, 2000

INVESTMENT INCOME
  Interest........................................ $    10,163
  Dividends (net of $195 foreign withholding tax).       6,588
                                                   -----------
                                                        16,751
                                                   -----------
EXPENSES
  Investment advisory fee.........................      12,803
  Accounting fees.................................      27,000
  Audit fee.......................................      10,000
  Amortization of offering costs..................       1,689
  Shareholders' reports...........................       1,600
  Directors' fees.................................         400
  Custodian's fees and expenses...................         300
  Transfer agent's fees and expenses..............         300
  Legal fees and expenses.........................         100
  Miscellaneous expenses..........................         483
                                                   -----------
   Total expenses.................................      54,675
  Less: expense subsidy...........................     (40,434)
                                                   -----------
   Net expenses...................................      14,241
                                                   -----------
NET INVESTMENT INCOME.............................       2,510
                                                   -----------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS
  Net realized loss on investments................    (284,620)
  Net unrealized depreciation on investments......    (925,407)
                                                   -----------
NET LOSS ON INVESTMENTS...........................  (1,210,027)
                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................ $(1,207,517)
                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (b)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................           $     2,510
  Net realized loss on investments....................................              (284,620)
  Net unrealized depreciation on investments..........................              (925,407)
                                                                       ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................            (1,207,517)
                                                                       ---------------------
DIVIDENDS:
  Dividends from net investment income................................                (2,442)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [738,511 shares].................................             7,077,871
  Capital stock issued in reinvestment of dividends [310 shares]......                 2,442
  Capital stock repurchased [2,331 shares]............................               (19,345)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.             7,060,968
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................             5,851,009
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period (a)...................................................           $ 5,851,009
                                                                       =====================
  (a) Includes undistributed net investment income of:................           $       508
                                                                       ---------------------
  (b) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A23

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
  Investments, at value (cost $2,713,150,157).. $4,411,620,204
  Interest and dividends receivable............      3,631,987
  Receivable for investments sold..............      1,864,621
  Receivable for capital stock sold............        350,808
  Deferred expenses and other assets...........         22,229
                                                --------------
   Total Assets................................  4,417,489,849
                                                --------------
LIABILITIES
  Payable to custodian.........................         35,909
  Collateral for securities on loan............    221,745,129
  Payable to investment adviser................      3,814,836
  Payable for capital stock repurchased........      3,122,147
  Payable for securities lending rebate........      1,133,817
  Accrued expenses and other liabilities.......        835,286
  Due to broker-variation margin...............        714,350
  Payable to securities lending agent..........         54,601
                                                --------------
   Total Liabilities...........................    231,456,075
                                                --------------
NET ASSETS..................................... $4,186,033,774
                                                ==============
  Net assets were comprised of:
   Common stock, at $0.01 par value............ $    1,082,881
   Paid-in capital, in excess of par...........  2,473,449,180
                                                --------------
                                                 2,474,532,061
  Accumulated net realized gain on investments.     15,329,916
  Net unrealized appreciation on investments...  1,696,171,797
                                                --------------
  Net assets, December 31, 2000................ $4,186,033,774
                                                ==============
Net asset value and redemption price per share,
 108,288,053 outstanding shares of common stock
 (authorized 340,000,000 shares)............... $        38.66
                                                ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $249,469 foreign withholding tax). $  51,368,573
  Interest............................................     4,042,456
  Income from securities loaned, net..................       161,197
                                                       -------------
                                                          55,572,226
                                                       -------------
EXPENSES
  Investment advisory fee.............................    15,894,594
  Shareholders' reports...............................     1,294,000
  Custodian's fees and expenses.......................       158,000
  Accounting fees.....................................       121,000
  Audit fee...........................................       100,000
  Commitment fee on syndicated credit agreement.......        67,000
  Directors' fees and expenses........................        19,600
  Legal fees and expenses.............................        19,500
  Transfer agent's fees and expenses..................         9,400
  Miscellaneous.......................................        19,084
                                                       -------------
   Total expenses.....................................    17,702,178
  Less: custodian fee credit..........................       (12,251)
                                                       -------------
   Net expenses.......................................    17,689,927
                                                       -------------
NET INVESTMENT INCOME.................................    37,882,299
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on:
   Investments........................................   166,664,201
   Futures............................................    (5,528,539)
                                                       -------------
                                                         161,135,662
                                                       -------------
  Net change in unrealized appreciation on:...........
   Investments........................................  (612,206,445)
   Futures............................................    (4,722,513)
                                                       -------------
                                                        (616,928,958)
                                                       -------------
NET LOSS ON INVESTMENTS...............................  (455,793,296)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................ $(417,910,997)
                                                       =============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             Year Ended December 31,
                                                                                         ------------------------------
                                                                                              2000            1999
                                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................................. $   37,882,299  $   44,408,380
  Net realized gain on investments......................................................    161,135,662      46,195,228
  Net change in unrealized appreciation on investments..................................   (616,928,958)    682,952,950
                                                                                         --------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................   (417,910,997)    773,556,558
                                                                                         --------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................    (38,198,091)    (44,092,588)
  Distributions from net realized capital gains.........................................   (147,427,094)    (54,347,010)
                                                                                         --------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................   (185,625,185)    (98,439,598)
                                                                                         --------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,767,456 and 19,061,602 shares, respectively]....................    422,421,211     768,257,840
  Capital stock issued in reinvestment of dividends and distributions
     [4,767,690 and 2,357,499 shares, respectively].....................................    185,625,185      98,439,598
  Capital stock repurchased [10,971,202 and 10,712,263 shares, respectively]............   (473,493,960)   (434,885,868)
                                                                                         --------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................    134,552,436     431,811,570
                                                                                         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   (468,983,746)  1,106,928,530
NET ASSETS:
  Beginning of year.....................................................................  4,655,017,520   3,548,088,990
                                                                                         --------------  --------------
  End of year (a)....................................................................... $4,186,033,774  $4,655,017,520
                                                                                         ==============  ==============
  (a) Includes undistributed net investment income of:.................................. $           --  $      315,792
                                                                                         --------------  --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A24

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                               GLOBAL PORTFOLIO

December 31, 2000


       LONG-TERM INVESTMENTS -- 84.7%
                                                               Value
                                                 Shares      (Note 2)
       COMMON STOCKS                           ---------- ---------------
       Australia -- 2.9%
         BHP, Ltd.............................  1,643,800 $    17,363,836
         Commonwealth Bank of Australia.......    994,800      17,131,701
                                                          ---------------
                                                               34,495,537
                                                          ---------------
       Canada -- 1.2%
         Nortel Networks Corp.................    432,400      13,863,825
                                                          ---------------
       Finland -- 2.7%
         Nokia Oy.............................    702,200      31,343,236
                                                          ---------------
       France -- 5.4%
         Essilor International SA.............      2,813         918,573
         Legrand SA...........................     35,545       7,181,355
         Publicis SA(a).......................    154,890       5,238,351
         Societe Television Francaise 1(a)....     26,600       1,437,272
         Thomson Multimedia(a)(b).............    162,859       7,627,447
         TotalFinaElf SA......................    208,093      30,974,339
         Vivendi Universal SA(a)(b)...........    154,900      10,203,727
                                                          ---------------
                                                               63,581,064
                                                          ---------------
       Republic of Germany -- 2.0%
         Deutsche Post AG(a)..................    445,500       9,590,963
         Siemens AG...........................    107,200      14,022,434
                                                          ---------------
                                                               23,613,397
                                                          ---------------
       Hong Kong -- 2.8%
         China Everbright, Ltd................  1,753,600       1,809,875
         China Merchants Holdings
          International Co., Ltd.............. 11,872,400       8,600,210
         China Mobile, Ltd.(a)................  2,946,800      16,094,680
         Guangzhou Investment Co., Ltd.(a).... 86,204,808       6,410,348
                                                          ---------------
                                                               32,915,113
                                                          ---------------
       Italy -- 3.3%
         Banca Intesa SpA(b)..................  3,525,400      16,961,637
         Banca Popolare di Verona.............    264,530       3,069,950
         Bulgari SpA..........................    131,600       1,620,006
         Riunione Adriatica di Sicurta SpA(b).    694,900      10,846,293
         Tod's SpA(a).........................    139,600       6,060,616
                                                          ---------------
                                                               38,558,502
                                                          ---------------
       Japan -- 4.5%
         NTT DoCoMo, Inc......................        781      13,423,224
         ORIX Corp............................    114,100      11,408,009
         SHIMAMURA Co., Ltd...................    123,600       6,761,228
         Sony Corp............................    316,700      21,828,040
                                                          ---------------
                                                               53,420,501
                                                          ---------------
       Mexico -- 2.7%
         Grupo Televisa SA (GDR)(a)...........    318,500      14,312,594
         Telefonos de Mexico, SA
          (Class "L" Shares) (ADR)............    383,100      17,287,387
                                                          ---------------
                                                               31,599,981
                                                          ---------------
       Netherlands -- 4.6%
         Gucci Group NV.......................    131,400      11,421,588
         ING Groep NV.........................    354,500      28,342,171
         VNU NV...............................    301,163      14,815,206
                                                          ---------------
                                                               54,578,965
                                                          ---------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ---------- --------------
        Singapore -- 0.3%
          Singapore Airlines, Ltd............    404,811 $    4,015,426
                                                         --------------
        Spain -- 3.6%
          Banco Santander Central Hispano SA.  2,028,300     21,728,334
          Telefonica SA(a)...................  1,285,108     21,254,050
                                                         --------------
                                                             42,982,384
                                                         --------------
        Sweden -- 2.2%
          Skanska AB (Class "B" Shares)......    639,800     26,424,018
                                                         --------------
        United Kingdom -- 5.3%
          BAA PLC............................    731,700      6,753,468
          GKN PLC............................  1,169,760     12,351,551
          Vodafone Group PLC................. 11,846,954     43,437,369
                                                         --------------
                                                             62,542,388
                                                         --------------
        United States -- 41.2%
          American Home Products Corp........    412,900     26,239,795
          Cablevision Systems Corp. (Special
           Class "A" Shares)(a)(b)...........    142,400     12,095,100
          Chase Manhattan Corp...............    419,700     19,070,119
          Cisco Systems, Inc.(a).............    414,600     15,858,450
          Citigroup, Inc.....................    955,600     48,795,325
          Comcast Corp.
           (Special Class "A" Shares)(a).....    340,400     14,211,700
          Corvis Corp.(a)....................     50,800      1,209,675
          Dell Computer Corp.(a).............    405,800      7,076,138
          Electronic Arts, Inc.(a)...........    699,700     29,824,712
          Home Depot, Inc....................    178,000      8,132,375
          Micron Technology, Inc.(a)(b)......    669,800     23,777,900
          Microsoft Corp.(a).................    109,700      4,758,238
          Omnicom Group, Inc.................    368,600     30,547,725
          Oracle Systems Corp.(a)............    559,600     16,263,375
          Pfizer, Inc........................    215,800      9,926,800
          Pharmacia Corp.....................    418,600     25,534,600
          PMC-Sierra, Inc(a).................     96,900      7,618,763
          Schering-Plough Corp...............     76,500      4,341,375
          SCI Systems, Inc.(a)...............    526,600     13,889,075
          Solectron Corp.(a).................    850,500     28,831,950
          Target Corp........................    873,500     28,170,375
          Texas Instruments, Inc.............    335,600     15,899,050
          Time Warner, Inc...................    677,000     35,366,480
          USA Networks, Inc.(a)..............  1,553,100     30,188,381
          Viacom, Inc. (Class "B" Shares)(a).    392,300     18,340,025
          Wal-Mart Stores, Inc...............    207,500     11,023,437
                                                         --------------
                                                            486,990,938
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $935,105,757)............................  1,000,925,275
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2000




                                         Moody's   Principal
                                         Ratings    Amount        Value
    SHORT-TERM                         (Unaudited)   (000)      (Note 2)
    INVESTMENTS -- 15.4%               ----------- --------- --------------
    COMMERCIAL PAPER -- 5.0%
      Bombardier Capital, Inc.(c),
       7.65%, 01/31/01................     P1        $ 8,948 $    8,890,956
      Cox Enterprises, Inc.(c),
       7.80%, 01/26/01................     P2          1,500      1,491,875
      Deutsche Bank AG(c),
       6.50%, 01/02/01................     P1         17,908     17,908,000
      Infinity Broadcasting Corp.(c),
       7.85%, 01/22/01................     P2          5,000      4,977,104
      Invensys PLC(c),
       7.50%, 02/09/01................     P2          8,900      8,827,688
      PSE&G Fuel Corp.(c),
       7.09%, 01/03/01................     P1          8,948      8,948,000
      WorldCom, Inc.(c),
       7.35%, 01/31/01................     P2          7,527      7,480,897
                                                             --------------
                                                                 58,524,520
                                                             --------------
    U.S. GOVERNMENT OBLIGATIONS -- 5.3%
      United States Treasury Bill,
       5.37%, 03/22/01................     Aaa        64,000     63,131,253
                                                             --------------
    REPURCHASE AGREEMENT -- 5.1%
      Joint Repurchase Agreement
       Account,
      5.96%, 01/02/01; (Note 5).......                60,658     60,658,000
                                                             --------------
    TOTAL SHORT-TERM INVESTMENTS
     (cost $182,313,773)....................................    182,313,773
                                                             --------------
    TOTAL INVESTMENTS -- 100.1%
     (cost $1,117,419,530; Note 6)..........................  1,183,239,048
                                                             --------------
    FORWARD CURRENCY CONTRACTS -- AMOUNT
     PAYABLE TO COUNTERPARTIES(d)...........................         (4,299)
    OTHER LIABILITIES IN EXCESS OF OTHER
     ASSETS -- (0.1)%......................................      (1,101,547)
                                                             --------------
    TOTAL NET ASSETS -- 100.0%.............................. $1,182,133,202
                                                             ==============

The following abbreviations are used in portfolio descriptions:

              AB  Aktiebolag (Swedish Stock Company)
              ADR American Depository Receipt
              AG  Aktiengesellschaft (German Stock Company)
              GDR Global Depository Receipt
              NV  Naamloze Vennootschap (Dutch Corporation)
              PLC Public Limited Company (British Corporation)
              SA  Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)
              SpA Societa per Azioni (Italian Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $58,323,431; cash collateral of $58,235,071 was received with which the portfolio purchased securities.

(c) Represents secutiy purchased with cash collateral received for securities on loan.

(d) Outstanding forward currency contracts as of December 31, 2000 was as follows.

         Foreign Currency         Value at      Current   Appreciation/
         Contracts             Settlement Date   Value    Depreciation
         --------------------  --------------- ---------- ------------
         Purchased:
           Australian Dollar,
            expiring 1/2/01         $  228,932 $  228,792     $   (140)
           Eurodollars
            expiring 1/2/01             15,562     15,740          178
            expiring 1/3/01          1,347,881  1,363,395       15,514
           Pounds Sterling
            expiring 1/2/01            119,098    119,311          213
           Swedish Krona
            expiring 1/2/01            180,071    182,005        1,934
                               --------------- ---------- ------------
                                     1,891,544  1,909,243       17,699
                               --------------- ---------- ------------
         Sold:
           Eurodollars,
            expiring 1/2/01            180,071    181,534       (1,463)
            expiring 1/2/01            119,098    119,328         (230)
           Swedish Krona
            expiring 1/2/01             15,562     15,781         (219)
           Singapore Dollars
            expiring 1/2/01            170,015    170,227         (212)
            expiring 1/3/01          1,347,881  1,367,755      (19,874)
                               --------------- ---------- ------------
                                     1,832,627  1,854,625      (21,998)
                               --------------- ---------- ------------
                                                              $ (4,299)
                                                          ============

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 were as follows:

Telecommunications...................  15.7%
Electronics..........................  10.1%
Media................................   9.7%
Retail...............................   6.4%
Computer Software & Services.........   6.2%
Financial Services...................   6.2%
Pharmaceuticals......................   5.6%
U.S. Government Securities...........   5.3%
Repurchase Agreement.................   5.1%
Commercial Paper.....................   5.0%
Commercial Banking...................   4.9%
Advertising..........................   3.0%
Diversified Operations...............   2.9%
Oil & Gas Services...................   2.6%
Insurance............................   2.4%
Construction.........................   2.2%
Banks................................   1.6%
Diversified Manufacturing............   1.2%
Automobiles & Manufacturing..........   1.0%
Airlines.............................   0.9%
Transportation.......................   0.8%
Manufacturing........................   0.7%
Electrical Equipment.................   0.6%
                                      -----
                                      100.1%
Other liabilities in excess of assets  (0.1)%
                                      -----
                                        100%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                            MONEY MARKET PORTFOLIO

December 31, 2000



                                                            Principal
                                          Interest Maturity  Amount        Value
                                            Rate     Date     (000)      (Note 2)
                                          -------- -------- --------- ---------------
Bank Notes -- 9.3%
  Bank of America, N.A...................    6.48% 02/23/01   $ 7,974 $     7,897,928
  First National Bank Chicago, IL (a)....    6.89% 02/20/01     4,500       4,503,531
  Comerica Bank, N.A.....................    6.77% 01/08/01     6,000       6,000,173
  Comerica Bank, N.A.....................    6.71% 01/08/01     5,000       4,999,355
  Comerica Bank, N.A.....................   6.655% 01/19/01    26,000      25,996,470
  Lasalle Bank N.A.......................    6.71% 02/01/01    50,000      49,998,014
  National City Bank of Cleveland........    6.73% 02/09/01     5,000       4,999,747
  Southtrust Bank N.A....................    6.70% 03/06/01    11,000      10,999,976
                                                                      ---------------
                                                                          115,395,194
                                                                      ---------------
Certificates of Deposit-Domestic -- 0.2%
  First Tennessee Bank N.A...............    6.54% 02/28/01     3,000       2,999,959
                                                                      ---------------
Certificates of Deposit-Yankee -- 10.7%
  Abbey National Treasury Services PLC...    7.42% 05/21/01     4,000       4,004,976
  Banca Commercial Italiana..............    6.66% 03/09/01    20,000      20,001,681
  Bank Austria AG........................    6.65% 02/13/01    15,000      14,999,254
  Bank of Nova Scotia....................    6.65% 02/01/01    10,000       9,999,597
  Bayerische Hypotheken und Wechsel Bank.    6.72% 02/14/01     4,000       3,999,846
  Deutsche Bank AG.......................    6.70% 02/22/01       500         499,805
  Deutsche Bank AG.......................    6.73% 03/16/01     2,000       1,999,975
  Landesbank Baden Capital...............    6.64% 02/21/01    15,000      15,000,430
  LB Badenwurtt..........................    6.64% 02/26/01    15,000      15,000,754
  National Bank of Canada................    6.57% 03/05/01     5,000       5,000,000
  Societe Generale.......................    6.75% 01/16/01    25,000      25,000,000
  Svenska Handelsbanken..................    6.75% 03/16/01     2,500       2,497,649
  Westpac Banking Corp...................    6.52% 01/29/01    15,000      14,999,453
                                                                      ---------------
                                                                          133,003,420
                                                                      ---------------
Commercial Paper -- 52.0%
  Associates First Capital B.V...........    6.54% 02/12/01     8,503       8,438,122
  Associates First Capital B.V...........    6.54% 02/13/01    14,210      14,098,996
  Bank One Australia, Ltd................    6.55% 02/13/01    20,000      19,843,528
  BBL North America......................    6.54% 01/24/01     8,000       7,966,573
  BellSouth Telecommunications, Inc......    6.40% 02/28/01    15,000      14,845,333
  BHF Finance, Inc.......................    6.46% 02/28/01     6,057       5,993,960
  Black Forest Funding Corp..............    6.73% 01/16/01     4,000       3,988,783
  Black Forest Funding Corp..............    6.75% 01/16/01     1,000         997,188
  Blue Ridge Asset Funding...............    6.70% 01/25/01    20,968      20,874,343
  Blue Ridge Asset Funding...............    6.51% 02/14/01     9,555       9,478,974
  Blue Ridge Asset Funding...............    6.51% 02/20/01     1,225       1,213,924
  Brahms Funding Corp....................    6.64% 01/19/01     4,000       3,986,720
  Brahms Funding Corp....................    6.62% 01/22/01    17,000      16,934,352
  British Aerospace......................    6.12% 05/25/01    25,000      24,388,000
  British Telecommunications PLC.........    6.43% 02/20/01    11,285      11,184,219
  CIT Group, Inc.........................    6.55% 01/30/01     5,000       4,973,618
  Clipper Receivables Corp...............    6.63% 01/26/01    19,270      19,181,278
  Cregem North America, Inc..............    6.54% 02/08/01    15,000      14,896,450
  Cregem North America, Inc..............    6.53% 02/12/01    23,000      22,824,778
  CXC, Inc...............................    6.58% 01/26/01    10,000       9,954,306
  Delaware Funding Corp..................    6.50% 02/06/01     3,388       3,365,978
  Den Danske Corp........................    6.55% 01/31/01    32,820      32,640,857
  Den Norske Bank........................    6.51% 02/12/01     7,000       6,946,835
  Den Norske Bank........................    6.53% 02/20/01     5,000       4,954,653
  Diamlerchrysler NA Holding Corp........    6.52% 03/26/01    58,000      57,117,626
  Eaton Corp.............................    6.80% 01/12/01     3,000       2,993,767
  Edison Asset Securitization LLC........    6.55% 01/31/01     5,117       5,089,070
  Enterprise Funding Corp................    6.51% 03/30/01     6,773       6,665,219

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2000


                                                                                                   Principal
                                                                                 Interest Maturity  Amount        Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- ---------------
Commercial Paper (cont'd.)
  Falcon Asset Securitization Corp..............................................    6.44% 02/27/01   $14,630 $    14,480,823
  Fleet Funding Corp............................................................    6.75% 01/11/01     1,016       1,014,095
  Forrestal Funding Master Trust................................................    6.56% 02/08/01     3,940       3,912,718
  Forrestal Funding Master Trust................................................    6.35% 03/16/01    10,980      10,836,680
  GE Capital International Funding..............................................    6.52% 02/12/01    13,000      12,901,113
  General Electric Capital Corp.................................................    6.58% 02/13/01    30,500      30,260,287
  General Motors Acceptance Corp................................................    6.53% 01/24/01    10,154      10,111,638
  Homeside Lending..............................................................    6.55% 02/28/01     6,000       5,936,683
  Intrepid Funding Master Trust.................................................    6.54% 01/26/01     5,595       5,569,589
  Intrepid Funding Master Trust.................................................    6.54% 02/15/01     1,506       1,493,689
  Intrepid Funding Master Trust.................................................    6.52% 03/13/01    14,000      13,819,976
  Lone Star Funding LLC.........................................................    6.57% 01/26/01     7,000       6,968,062
  Lone Star Funding LLC.........................................................    6.57% 01/29/01     2,000       1,989,780
  Lone Star Funding LLC.........................................................    6.55% 02/13/01     7,000       6,945,235
  Market Street Funding Corp....................................................    6.66% 01/12/01     5,395       5,384,021
  Morgan (J.P.) & Co., Inc......................................................    6.51% 02/14/01    15,000      14,880,650
  Nationwide Building Society...................................................    6.53% 02/08/01     6,444       6,399,583
  PNC Funding Corp..............................................................    6.59% 02/28/01    17,000      16,819,507
  Sweetwater Capital Corp.......................................................    6.66% 01/19/01     2,023       2,016,263
  Sweetwater Capital Corp.......................................................    6.67% 01/26/01     3,325       3,309,599
  Sweetwater Capital Corp.......................................................    6.55% 02/20/01     3,034       3,006,399
  Sweetwater Capital Corp.......................................................    6.55% 02/21/01     3,034       3,005,847
  Telstra Corp., Ltd............................................................    6.50% 02/21/01     2,275       2,254,051
  Telstra Corp., Ltd............................................................    6.47% 04/03/01     1,249       1,228,348
  Thunder Bay Funding, Inc......................................................    6.70% 01/16/01     5,000       4,986,042
  Unifunding, Inc...............................................................    6.53% 01/22/01    20,415      20,337,236
  Unilever N.V.(a)..............................................................    6.70% 03/07/01    26,000      26,000,000
  Verizon Network Fund..........................................................    6.42% 02/21/01    30,000      29,727,150
  Vodafone Airtouch PLC.........................................................    6.62% 01/24/01    10,000       9,957,706
  Vodafone Airtouch PLC.........................................................    6.65% 01/31/01    12,000      11,933,500
                                                                                                             ---------------
                                                                                                                 643,323,720
                                                                                                             ---------------
Other Corporate Obligations -- 20.6%
  Associates Corp. N.A.(a)......................................................    6.83% 01/03/01    14,000      14,005,644
  AXA Financial, Inc............................................................    6.86% 01/19/01     3,000       3,000,000
  Banc One Corp.(a).............................................................    6.79% 02/07/01     6,000       6,000,868
  Bank One Corp.(a).............................................................    6.93% 01/29/01     6,000       6,008,946
  First Chicago Corp.(a)........................................................    6.88% 02/15/01     7,000       7,003,167
  First Chicago Corp.(a)........................................................    6.61% 03/19/01     8,000       8,002,592
  CIT Group, Inc.(a)............................................................    6.71% 01/16/01     4,000       3,997,027
  CIT Group, Inc................................................................    6.25% 03/28/01     1,000         998,715
  Corestates Capital............................................................    5.62% 02/12/01     2,400       2,397,437
  GE Capital Assurance (cost $8,000,000; purchased 7/19/00)(a)(b)...............    6.73% 01/22/01     8,000       8,000,000
  Goldman Sachs Group L.P.(a)...................................................    6.73% 03/15/01    45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)..................................................    6.71% 01/16/01     1,000       1,000,064
  Merrill Lynch & Co., Inc.(a)..................................................    6.66% 01/11/01    18,000      17,991,806
  Merrill Lynch & Co., Inc.(a)..................................................    6.58% 03/12/01    15,000      15,000,000
  Morgan Stanley Dean Witter & Co.(a)...........................................    6.67% 01/16/01     4,000       3,999,996
  Morgan Stanley Group, Inc.(a).................................................    6.72% 03/19/01     8,000       8,014,679
  Morgan Stanley Group, Inc.(a).................................................    6.64% 01/16/01    25,000      25,000,000
  Restructured Asset Securities--Racers 2000(a).................................    6.73% 01/15/01    15,000      15,000,000
  Security Life of Denver (cost $15,000,000; purchased 3/21/00)(a)(b)...........    6.87% 01/12/01    15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $9,000,000; purchased 9 /11/00)(a)(b).    6.71% 01/18/01     9,000       9,000,000
  Strategic MM Tr...............................................................    6.58% 03/13/01     3,000       3,000,000
  Strategic MM Tr 2000-A(a).....................................................    6.73% 01/15/01    23,000      23,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)...............    6.85% 01/08/01     8,000       8,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2000


                                                                                Principal
                                                              Interest Maturity  Amount       Value
                                                                Rate     Date     (000)      (Note 2)
                                                              -------- -------- --------- --------------
Other Corporate Obligations (cont'd.)
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)(b).    6.84% 03/05/01   $ 2,000 $    2,000,000
  US Bancorp.................................................    7.11% 01/16/01     5,000      5,017,338
                                                                                          --------------
                                                                                             255,438,279
                                                                                          --------------
U. S. Government Obligations -- 5.3%
  Federal Home Loan Bank(a)..................................    6.21% 01/19/01    15,000     14,997,825
  Federal National Mortgage Association......................    6.63% 11/14/01    50,000     49,998,299
                                                                                          --------------
                                                                                              64,996,124
                                                                                          --------------
TOTAL INVESTMENTS -- 98.1%
 (amortized cost $1,215,156,696;(c)).....................................................  1,215,156,696
                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.9%............................................     23,040,058
                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................... $1,238,196,754
                                                                                          ==============

The following abbreviations are used in portfolio descriptions:

               AG   Aktiengesellschaft (German Stock Company)
               LLC  Limited Liability Company
               L.P. Limited Partnership
               NA   National Association
               N.V. Naamloze Vennootschap (Dutch Corporation)
               PLC  Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2000.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $42,000,000 and represents 3.4% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 was as follows:

                  Commercial Banks.....................  43.1%
                  Security Brokers & Dealers...........  12.1%
                  Asset Backed Securities..............  11.1%
                  Phone Company Communications.........   5.6%
                  Federal Credit Agencies..............   4.4%
                  Motor Vehicle Parts..................   4.7%
                  Bank Holding Company U.S.............   3.8%
                  Short Term Business Credit...........   3.6%
                  Personal Credit Institution..........   3.0%
                  Life Insurance.......................   2.5%
                  Aircraft & Parts.....................   1.8%
                  Food & Kindred Products..............   1.8%
                  Mortgage Bankers.....................   0.4%
                  Electric & Equipment, Computer.......   0.2%
                                                        -----
                                                         98.1%
                  Other assets in excess of liabilities   1.9%
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                         PRUDENTIAL JENNISON PORTFOLIO

December 31, 2000



LONG-TERM                                              Value
INVESTMENTS -- 96.9%                       Shares     (Note 2)
COMMON STOCKS                             --------- ------------
Advertising -- 1.5%
  Omnicom Group, Inc.....................   522,800 $ 43,327,050
                                                    ------------
Computers -- 6.8%
  Compaq Computer Corp...................   937,900   14,115,395
  Dell Computer Corp.(a)................. 1,698,500   29,617,594
  EMC Corp.(a)...........................   476,400   31,680,600
  Hewlett-Packard Co..................... 1,369,200   43,215,375
  International Business Machines Corp.
   (IBM).................................   653,000   55,505,000
  Sun Microsystems, Inc.(a)..............   810,000   22,578,750
                                                    ------------
                                                     196,712,714
                                                    ------------
Computer Software & Services -- 6.4%
  ASM Lithography Holding NV
   (Netherlands)(a)......................   659,400   14,877,713
  Cisco Systems, Inc.(a)................. 2,443,900   93,479,175
  Juniper Networks, Inc.(a)..............   130,300   16,425,944
  Microsoft Corp.(a)..................... 1,202,700   52,167,112
  VERITAS Software Corp.(a)..............   117,450   10,276,875
                                                    ------------
                                                     187,226,819
                                                    ------------
Diversified Operations -- 4.1%
  Corning, Inc...........................   520,000   27,462,500
  General Electric Co.................... 1,935,600   92,787,825
                                                    ------------
                                                     120,250,325
                                                    ------------
Drugs & Medical Supplies -- 18.4%
  American Home Products Corp............ 1,693,400  107,615,570
  Amgen, Inc.(a).........................   940,700   60,146,006
  Genetech, Inc.(a)......................   482,600   39,331,900
  Lilly (Eli) & Co.......................   733,200   68,233,425
  Pfizer, Inc............................ 2,422,900  111,453,400
  Pharmacia Corp......................... 1,153,794   70,381,434
  Schering-Plough Corp................... 1,080,200   61,301,350
  Serono SA, ADR (Switzerland)(a)........   702,800   16,823,275
                                                    ------------
                                                     535,286,360
                                                    ------------
Electronics -- 3.6%
  Analog Devices, Inc.(a)................    30,200    1,545,863
  Applied Materials, Inc.(a).............   255,900    9,772,181
  Applied Micro Circuits Corp.(a)........   254,400   19,091,925
  Intel Corp.............................   856,200   25,900,050
  Texas Instruments, Inc.................   987,500   46,782,812
                                                    ------------
                                                     103,092,831
                                                    ------------
Financial Services -- 13.4%
  American Express Co.................... 1,621,300   89,070,169
  Citigroup, Inc......................... 2,172,400  110,928,175
  Goldman Sachs Group, Inc...............   409,700   43,812,294
  J. P. Morgan & Co., Inc.(a)............   300,100   49,666,550
  Merrill Lynch & Co., Inc...............   739,000   50,390,562
  Morgan Stanley Dean Witter & Co........   579,540   45,928,545
                                                    ------------
                                                     389,796,295
                                                    ------------
Food & Beverage -- 0.5%
  PepsiCo, Inc...........................   298,800   14,809,275
                                                    ------------
Insurance -- 1.9%
  American International Group, Inc......   568,337   56,016,716
                                                    ------------
Internet Software -- 0.3%
  Verisign, Inc.(a)......................   115,300    8,553,819
                                                    ------------
Manufacturing -- 1.3%
  Minnesota Mining and Manufacturing Co.
   (3M)..................................   312,400   37,644,200
                                                    ------------
Media -- 7.6%
  AT&T Corp.--Liberty Media Group
   (Class "A" Stock)(a).................. 3,164,400   42,917,175
  Time Warner, Inc.......................   843,200   44,048,768

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           Univision Communications, Inc.(a)..   940,500 $   38,501,719
           Viacom, Inc.(a).................... 2,021,419     94,501,338
                                                         --------------
                                                            219,969,000
                                                         --------------
         Oil & Gas Services -- 3.9%
           Halliburton Co.....................   820,500     29,743,125
           Schlumberger, Ltd.................. 1,043,400     83,406,787
                                                         --------------
                                                            113,149,912
                                                         --------------
         Retail -- 10.8%
           Costco Wholesale Corp.(a)..........   687,900     27,473,006
           Home Depot, Inc.................... 2,421,400    110,627,713
           Kohl's Corp.(a).................... 1,277,200     77,909,200
           Target Corp........................   654,000     21,091,500
           Tiffany & Co....................... 1,051,800     33,263,175
           Wal-Mart Stores, Inc...............   830,600     44,125,625
                                                         --------------
                                                            314,490,219
                                                         --------------
         Telecommunications -- 16.4%
           General Motors Corp.
            (Class "H" Stock)(a).............. 1,053,800     24,237,400
           Global Crossing, Ltd.(a)........... 1,579,200     22,602,300
           JDS Uniphase Corp.(a)..............   503,200     20,977,150
           Metromedia Fiber Network, Inc.(a)..   919,600      9,310,950
           Motorola, Inc...................... 1,785,200     36,150,300
           Nextel Communications, Inc.(a).....   959,600     23,750,100
           Nokia Corp. ADR (Finland).......... 2,812,100    122,326,350
           Nortel Networks Corp............... 1,160,100     37,195,706
           NTL, Inc.(a).......................   756,050     18,097,947
           Qwest Communications International
            Inc.(a)........................... 1,453,600     59,597,600
           Vodafone Group PLC, ADR (United
            Kingdom).......................... 2,822,981    101,098,007
                                                         --------------
                                                            475,343,810
                                                         --------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $2,933,850,202).........................  2,815,669,345
                                                         --------------

                                              Principal
                                                Amount
       SHORT-TERM                               (000)
       INVESTMENT -- 3.7%                     ----------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          5.96%, 01/02 /01
          (cost $106,641,000; Note 5)........ $  106,641    106,641,000
                                                         --------------
       TOTAL INVESTMENTS -- 100.6%
        (cost $3,040,491,202; Note 6)...................  2,922,310,345
                                                         --------------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.6)%................................    (16,261,402)
                                                         --------------
       NET ASSETS -- 100.0%............................. $2,906,048,943
                                                         ==============


The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2000


       LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                       Shares  (Note 2)
       INVESTMENTS                                     ------ ----------
         SP Alliance Large Cap Growth Portfolio....... 23,401 $  200,075
         SP Davis Value Portfolio..................... 41,088    417,040
         SP Deutsche International Equity Portfolio... 37,861    357,408
         SP Jennison International Growth Portfolio... 42,875    364,422
         Prudential Jennison Portfolio................  8,936    205,257
         SP Prudential U.S. Emerging Growth Portfolio. 30,723    257,456
         SP Small/Mid Cap Value Portfolio............. 22,585    251,374
                                                              ----------
       TOTAL INVESTMENTS -- 100.0%
        (cost $2,108,239; Note 6)............................  2,053,032
                                                              ----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS...............................................       (128)
                                                              ----------
       NET ASSETS -- 100.0%.................................. $2,052,904
                                                              ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                      SP AIM AGGRESSIVE GROWTH PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 91.3%
                                                  Value
                                        Shares  (Note 2)
COMMON STOCKS                           ------ -----------
Advertising -- 0.5%
  TMP Worldwide, Inc.(a)...............    330 $    18,150
                                               -----------
Apparel -- 0.8%
  Quiksilver, Inc.(a)..................    840      16,275
  Vans, Inc.(a)........................    790      13,381
                                               -----------
                                                    29,656
                                               -----------
Banks and Savings & Loans -- 1.4%
  Bank United Corp. (Class "A" Stock)..    260      17,729
  Southwest Bancorp of Texas, Inc.(a)..    820      35,209
                                               -----------
                                                    52,938
                                               -----------
Chemicals -- 0.9%
  OM Group, Inc........................    630      34,414
                                               -----------
Commercial Services -- 8.6%
  Applera Corporation-Celera Genomics
   Group(a)............................    120       4,313
  Concord EFS, Inc.(a).................  1,130      49,649
  The Corporate Executive Board Co.(a).    550      21,871
  DiamondCluster International, Inc.
   (Class "A" Stock)(a)................  1,260      38,430
  Fiserv, Inc.(a)......................    590      27,988
  Forrester Research, Inc.(a)..........    410      20,526
  Iron Mountain, Inc.(a)...............    270      10,024
  Plexus Corp.(a)......................    820      24,920
  Professional Detailing, Inc.(a)......    400      42,306
  SEI Investments Co...................    440      49,280
  Tetra Tech, Inc.(a)..................  1,470      46,856
                                               -----------
                                                   336,163
                                               -----------
Computers -- 1.1%
  CDW Computer Centers, Inc.(a)........    710      19,791
  Concurrent Computer Corp.(a).........    360       1,935
  SanDisk Corp.(a).....................    420      11,655
  Silicon Storage Technology, Inc.(a)..    860      10,159
                                               -----------
                                                    43,540
                                               -----------
Computer Services -- 7.9%
  Aspen Technology, Inc.(a)............    820      27,265
  Avocent Corp.(a).....................    420      11,340
  Black Box Corp.(a)...................    460      22,224
  Inforte Corp.(a).....................    580       7,975
  Jack Henry & Associates, Inc.........  1,260      78,277
  MCSi, Inc.(a)........................    270       5,771
  National Instruments Corp.(a)........  1,470      71,387
  Secure Computing Corp.(a)............    770       7,604
  SonicWALL, Inc.(a)...................  1,260      20,475
  SunGard Data Systems, Inc.(a)........    840      39,585
  WebTrends Corp.(a)...................    420      12,154
  Zengine, Inc.(a).....................    400       2,750
                                               -----------
                                                   306,807
                                               -----------
Construction -- 0.9%
  Dycom Industries, Inc.(a)............    450      16,172
  Insituform Technologies, Inc.
   (Class "A" Stock)(a)................    490      19,539
                                               -----------
                                                    35,711
                                               -----------

                                                              Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Drugs & Medical Supplies -- 4.6%
           Aurora Biosciences Corp.(a).............    150 $     4,716
           Biosite Diagnostics, Inc.(a)............    590      23,858
           CIMA Labs, Inc.(a)......................    170      11,061
           Laboratory Corp. of America Holdings(a).    290      51,040
           Medicis Pharmaceutical Corp.
            (Class "A" Stock)(a)...................    190      11,234
           Novoste Corp.(a)........................    190       5,225
           Patterson Dental Co.(a).................    200       6,775
           Quest Diagnostics, Inc.(a)..............    250      35,500
           Techne Corp.(a).........................    490      17,670
           Zoll Medical Corp.(a)...................    320      11,220
                                                           -----------
                                                               178,299
                                                           -----------
         Education -- 1.1%
           Apollo Group, Inc. (Class "A" Stock)(a).    500      24,594
           DeVry, Inc.(a)..........................    510      19,252
                                                           -----------
                                                                43,846
                                                           -----------
         Electronics -- 16.0%
           Actel Corp.(a)..........................    820      19,834
           Aeroflex, Inc.(a).......................    840      24,216
           Alpha Industries, Inc.(a)...............  2,520      93,240
           Cirrus Logic, Inc.(a)...................    420       7,875
           Cree, Inc.(a)...........................    240       8,528
           Dallas Semiconductor Corp...............    610      15,631
           EMCORE Corp.(a).........................    290      13,630
           GlobeSpan, Inc.(a)......................    120       3,300
           Integrated Device Technology, Inc.(a)...  1,090      36,106
           Micrel, Inc.(a).........................    540      18,191
           Microchip Technology, Inc.(a)...........  1,680      36,855
           Molex, Inc. (Class "A" Stock)...........    520      13,227
           PerkinElmer, Inc........................    160      16,800
           Pixelworks, Inc.(a).....................    390       8,726
           Polycom, Inc.(a)........................  1,680      54,075
           QLogic Corp.(a).........................  1,050      80,850
           Sanmina Corp.(a)........................    330      25,286
           Sawtek, Inc.(a).........................    500      23,094
           Semtech Corp.(a)........................    410       9,046
           SIPEX Corp.(a)..........................  1,020      24,416
           Tektronix, Inc.(a)......................  1,220      41,099
           TranSwitch Corp.(a).....................    630      24,649
           Viasystems Group, Inc.(a)...............  1,680      13,965
           Zoran Corp.(a)..........................    580       8,990
                                                           -----------
                                                               621,629
                                                           -----------
         Financial Services -- 1.0%
           Affiliated Managers Group, Inc.(a)......    370      20,304
           Eaton Vance Corp........................    530      17,092
                                                           -----------
                                                                37,396
                                                           -----------
         Food & Beverage -- 0.3%
           Hain Celestial Group, Inc.(a)...........    420      13,650
                                                           -----------
         Gas Pipelines -- 2.2%
           Kinder Morgan, Inc......................    550      28,703
           The Shaw Group, Inc.(a).................  1,180      59,000
                                                           -----------
                                                                87,703
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2000


                                                                Value
       COMMON STOCKS                                  Shares  (Note 2)
       (Continued)                                    ------ -----------
       Hospitals/Healthcare Management -- 9.3%
         Eclipsys Corp.(a)...........................    610 $    14,945
         Express Scripts, Inc. (Class "A" Stock)(a)..    240      24,540
         First Health Group Corp.(a).................    970      45,166
         Health Management Associates, Inc.
          (Class "A" Stock)(a).......................  2,100      43,575
         HEALTHSOUTH Corp.(a)........................  2,520      41,107
         LifePoint Hospitals, Inc.(a)................    840      42,105
         Lincare Holdings, Inc.(a)...................    630      35,949
         McKesson HBOC, Inc..........................    410      14,715
         Province Healthcare Co.(a)..................  1,510      59,456
         RehabCare Group, Inc.(a)....................    410      21,064
         Triad Hospitals, Inc.(a)....................    540      17,584
                                                             -----------
                                                                 360,206
                                                             -----------
       Human Resources -- 2.1%
         Hall, Kinion & Associates, Inc.(a)..........  1,020      20,527
         Heidrick & Struggles International, Inc.(a).    510      21,452
         On Assignment, Inc.(a)......................    390      11,115
         Robert Half International, Inc.(a)..........  1,130      29,945
                                                             -----------
                                                                  83,039
                                                             -----------
       Insurance -- 0.6%
         HCC Insurance Holdings, Inc.................    840      22,628
                                                             -----------
       Manufacturing -- 1.7%
         Power-One, Inc.(a)..........................  1,680      66,045
                                                             -----------
       Media -- 1.1%
         Hispanic Broadcasting Corp.(a)..............    570      14,535
         Macrovision Corp.(a)........................    410      30,346
                                                             -----------
                                                                  44,881
                                                             -----------
       Oil & Gas Exploration & Production -- 0.7%
         Newfield Exploration Co.(a).................    400      18,975
         Stone Energy Corp.(a).......................    120       7,746
                                                             -----------
                                                                  26,721
                                                             -----------
       Oil & Gas Services -- 7.7%
         Cal Dive International, Inc.(a).............    840      22,365
         Cooper Cameron Corp.(a).....................    510      33,692
         Core Laboratories NV(a).....................    760      20,758
         Dril-Quip, Inc.(a)..........................    240       8,205
         Hanover Compressor Co.(a)...................    920      40,997
         Marine Drilling Cos., Inc.(a)...............  1,020      27,285
         National-Oilwell, Inc.(a)...................  1,470      56,871
         Patterson Energy, Inc.(a)...................  1,260      46,935
         Pride International, Inc.(a)................  1,220      30,042
         Varco International, Inc.(a)................    500      10,875
                                                             -----------
                                                                 298,025
                                                             -----------
       Restaurants -- 1.8%
         CBRL Group, Inc.............................    840      15,277
         CEC Entertainment, Inc.(a)..................    670      22,864
         Jack in the Box, Inc.(a)....................    340      10,009
         Sonic Corp.(a)..............................    945      22,030
                                                             -----------
                                                                  70,180
                                                             -----------

                                                                Value
       COMMON STOCKS                                   Shares  (Note 2)
       (Continued)                                     ------ ----------
       Retail -- 6.0%
         Abercrombie & Fitch Co.
          (Class "A" Stock)(a)........................  2,520 $   50,400
         Copart, Inc.(a)..............................    460      9,890
         Genesco, Inc.(a).............................    840     20,528
         Linens 'n Things, Inc.(a)....................  1,050     29,006
         Pacific Sunwear of California, Inc.(a).......    410     10,506
         The Men's Wearhouse, Inc.(a).................  1,680     45,780
         The Talbots, Inc.............................    760     34,675
         Too, Inc.(a).................................    790      9,875
         Tweeter Home Entertainment Group, Inc.(a)        400      4,875
         Venator Group, Inc.(a).......................  1,260     19,530
                                                              ----------
                                                                 235,065
                                                              ----------
       Software -- 4.6%
         Business Objects SA, ADR (France)(a).........    240     13,590
         Emulex Corp.(a)..............................    840     67,147
         Mercury Interactive Corp.(a).................    160     14,440
         Micromuse, Inc.(a)...........................    160      9,658
         NetIQ Corp.(a)...............................    160     13,980
         Peregrine Systems, Inc.(a)...................    330      6,518
         Rational Software Corp.(a)...................    340     13,239
         SeaChange International, Inc.(a).............    190      3,859
         SERENA Software, Inc.(a).....................    400     13,694
         Ulticom, Inc.(a).............................    230      7,834
         Verity, Inc.(a)..............................    630     15,159
                                                              ----------
                                                                 179,118
                                                              ----------
       Telecommunications -- 8.1%
         AirGate PCS, Inc.(a).........................    420     14,910
         Anaren Microwave, Inc.(a)....................    960     64,500
         Comverse Technology, Inc.(a).................    420     45,622
         Digital Lightwave, Inc.(a)...................    200      6,338
         Finisar Corp.(a).............................    410     11,890
         MasTec, Inc.(a)..............................    370      7,400
         Powertel, Inc.(a)............................    160      9,910
         Powerwave Technologies, Inc.(a)..............    840     49,140
         Proxim, Inc.(a)..............................    610     26,230
         REMEC, Inc.(a)...............................    790      7,604
         Research in Motion, Ltd.(a)..................    500     40,000
         Rural Cellular Corp. (Class "A" Stock)(a)....    140      4,148
         SBA Communications Corp.(a)..................    230      9,444
         Tollgrade Communications, Inc.(a)............    120      4,380
         UTStarcom, Inc.(a)...........................    410      6,355
         Western Wireless Corp. (Class "A" Stock)(a)..    200      7,837
                                                              ----------
                                                                 315,708
                                                              ----------
       Trucking & Shipping -- 0.3%
         Expeditors International of Washington, Inc.     240     12,885
                                                              ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $3,790,858)....................................  3,554,403
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2000


                                        Moody's   Principal
                                        Rating     Amount     Value
          SHORT-TERM                  (Unaudited)   (000)    (Note 2)
          INVESTMENTS -- 8.0%         ----------- --------- ----------
          U.S. Government Obligations -- 8.0%
            Federal Home Loan Bank,
             5.62%, 01/02/01
             (cost $311,951; Note 5).          P1      $312 $  311,951
                                                            ----------
          TOTAL INVESTMENTS -- 99.3%
           (cost $4,102,809; Note 6).......................  3,866,354
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.7%.............................     26,259
                                                            ----------
          NET ASSETS -- 100.0%............................. $3,892,613
                                                            ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a) Non-income producing security.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                      SP AIM GROWTH AND INCOME PORTFOLIO

December 31, 2000


          LONG-TERM INVESTMENTS -- 95.3%                      Value
                                                    Shares  (Note 2)
          COMMON STOCKS                             ------ -----------
          Banks and Savings & Loans -- 4.2%
            Chase Manhattan Corp...................  4,000 $   181,750
                                                           -----------
          Computers -- 1.2%
            Compaq Computer Corp...................  1,000      15,050
            Sun Microsystems, Inc.(a)..............  1,250      34,844
                                                           -----------
                                                                49,894
                                                           -----------
          Computer Software & Services -- 10.8%
            Ceridian Corp.(a)......................  1,000      19,938
            Cisco Systems, Inc.(a).................  3,300     126,225
            EMC Corp...............................    800      53,200
            Microsoft Corp.(a).....................    600      26,025
            Oracle Corp.(a)........................  3,000      87,187
            Redback Networks, Inc.(a)..............    500      20,500
            VERITAS Software Corp.(a)..............  1,500     131,250
                                                           -----------
                                                               464,325
                                                           -----------
          Diversified Manufacturing Operations -- 9.0%
            General Electric Co....................  3,000     143,812
            Honeywell International, Inc...........    700      33,119
            Tyco International Ltd.................  3,750     208,125
                                                           -----------
                                                               385,056
                                                           -----------
          Drugs & Medical Supplies -- 13.9%
            Allergan, Inc..........................    700      67,769
            American Home Products Corp............  1,000      63,550
            Amgen, Inc.(a).........................    800      51,150
            Applera Corp.-Applied Biosystems Group.    400      37,625
            BioChem Pharma, Inc.(a)................    300       9,600
            Genentech, Inc.(a).....................    600      48,900
            Medtronic, Inc.........................    300      18,112
            Pfizer, Inc............................  4,000     184,000
            Pharmacia Corp.........................  1,700     103,700
            Shire Pharmaceuticals Group PLC, ADR
             (United Kingdom)(a)...................    300      13,819
                                                           -----------
                                                               598,225
                                                           -----------
          Electronics -- 2.4%
            Celestica, Inc.(a).....................  1,500      81,375
            Texas Instruments, Inc.................    500      23,688
                                                           -----------
                                                               105,063
                                                           -----------
          Energy -- 2.6%
            Calpine Corp.(a).......................    700      31,544
            Dynegy, Inc. (Class "A" Stock).........  1,000      56,062
            Enron Corp.............................    300      24,938
                                                           -----------
                                                               112,544
                                                           -----------
          Financial Services -- 15.2%
            American Express Co....................  2,300     126,356
            Citigroup, Inc.........................  3,000     153,187
            Goldman Sachs Group, Inc...............    500      53,469
            Merrill Lynch & Co., Inc...............  1,000      68,188
            Morgan (J.P.) & Co., Inc...............    200      33,100
            Morgan Stanley Dean Witter & Co........  2,000     158,500
            Schwab (Charles) Corp..................  1,000      28,375
            Stilwell Financial, Inc................    800      31,550
                                                           -----------
                                                               652,725
                                                           -----------
          Food & Beverage -- 0.2%
            Quaker Oats Co.........................    100       9,738
                                                           -----------

                                                               Value
         COMMON STOCKS                               Shares  (Note 2)
         (Continued)                                 ------ -----------
         Health Care Services -- 2.3%
           Health Management Associates, Inc.
              (Class "A" Stock)(a)..................  1,800 $    37,350
           UnitedHealth Group, Inc..................  1,000      61,375
                                                            -----------
                                                                 98,725
                                                            -----------
         Insurance -- 4.5%
           American International Group, Inc........  1,500     147,844
           Marsh & McLennan Cos., Inc...............    400      46,800
                                                            -----------
                                                                194,644
                                                            -----------
         Internet -- 3.2%
           America OnLine, Inc.(a)..................    800      27,840
           Ariba, Inc.(a)...........................    400      21,450
           Juniper Networks, Inc.(a)................    500      63,031
           Openwave Systems, Inc.(a)................    500      23,969
           Vitria Technology, Inc...................    450       3,487
                                                            -----------
                                                                139,777
                                                            -----------
         Media -- 2.3%
           AT&T Corp.--Liberty Media Group
            (Class "A" Stock)(a)....................  1,500      20,344
           Time Warner, Inc.........................  1,500      78,360
                                                            -----------
                                                                 98,704
                                                            -----------
         Oil & Gas Services -- 4.8%
           Exxon Mobil Corp.........................    900      78,243
           R&B Falcon Corp.(a)......................  2,500      57,344
           Schlumberger, Ltd........................    900      71,944
                                                            -----------
                                                                207,531
                                                            -----------
         Other -- 4.2%
           Nasdaq-100 Shares(a).....................  1,500      87,562
           S & P Mid-Cap 400 Depository Receipts(a).  1,000      94,375
                                                            -----------
                                                                181,937
                                                            -----------
         Retail -- 5.6%
           Home Depot, Inc..........................    600      27,412
           Kohl's Corp.(a)..........................    700      42,700
           Target Corp..............................  3,800     122,550
           The Gap, Inc.............................    850      21,675
           Walgreen Co..............................    600      25,088
                                                            -----------
                                                                239,425
                                                            -----------
         Semiconductors -- 1.8%
           Analog Devices, Inc.(a)..................    800      40,950
           Applied Materials, Inc.(a)...............    500      19,094
           Linear Technology Corp...................    400      18,500
                                                            -----------
                                                                 78,544
                                                            -----------
         Telecommunications -- 5.9%
           Comverse Technology, Inc.(a).............    500      54,312
           Corning, Inc.............................  1,500      79,219
           JDS Uniphase Corp.(a)....................  1,000      41,688
           Nortel Networks Corp.....................  1,750      56,109
           SDL, Inc.(a).............................    150      22,228
                                                            -----------
                                                                253,556
                                                            -----------
         Utility-Electric -- 1.2%
           Edison International.....................  1,250      19,531
           PG&E Corp................................  1,600      32,000
                                                            -----------
                                                                 51,531
                                                            -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $4,478,086)..............................    4,103,694
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

December 31, 2000


                                          Moody's   Principal
                                          Rating     Amount      Value
       SHORT-TERM                       (Unaudited)   (000)    (Note 2)
       INVESTMENTS -- 9.9%              ----------- --------- ----------
       U.S. Government Obligations
         Federal Home Loan Bank Corp.,
          5.62%, 01/02/01
          (cost $426,933; Note 5)......          P1      $427 $  426,933
                                                              ----------
       TOTAL INVESTMENTS -- 105.2%
         (cost $4,905,019; Note 6)..........................   4,530,627
                                                              ----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (5.2)%.....................................   (224,371)
                                                              ----------
       NET ASSETS -- 100.0%.................................. $4,306,256
                                                              ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                    SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

December 31, 2000




                                                  Shares    Value
            COMMON STOCKS                        --------  (Note 2)
            Airlines -- 1.0%
              Continental Airlines, Inc.
               (Class "B" Stock)(a).............    1,400 $   72,275
                                                          ----------
            Computers -- 5.4%
              Dell Computer Corp.(a)............      600     10,463
              EMC Corp.(a)......................    4,100    272,650
              Sun Microsystems, Inc.(a).........    3,600    100,350
                                                          ----------
                                                             383,463
                                                          ----------
            Computer Software & Services -- 9.2%
              Cisco Systems, Inc.(a)............   11,700    447,525
              Juniper Networks, Inc.(a).........      200     25,213
              Microsoft Corp.(a)................    1,900     82,412
              Oracle Corp.(a)...................    3,600    104,625
                                                          ----------
                                                             659,775
                                                          ----------
            Cosmetics & Soaps -- 0.1%
              Colgate-Palmolive Co..............      100      6,455
                                                          ----------
            Diversified Operations -- 8.5%
              Corning, Inc......................    1,400     73,938
              Honeywell International, Inc......    4,600    217,637
              Tyco International, Ltd...........    5,700    316,350
                                                          ----------
                                                             607,925
                                                          ----------
            Drugs & Medical Supplies -- 10.1%
              Medtronic, Inc....................      200     12,075
              Merck & Co., Inc..................      300     28,087
              Pfizer, Inc.......................    6,700    308,200
              Pharmacia Corp....................    2,700    164,700
              Schering-Plough Corp..............    3,600    204,300
                                                          ----------
                                                             717,362
                                                          ----------
            Electronics -- 8.5%
              Altera Corp.(a)...................      700     18,419
              Applied Materials, Inc.(a)........    5,200    198,575
              Applied Micro Circuits Corp.(a)...    1,300     97,561
              Intel Corp........................    4,300    129,269
              Micron Technology, Inc.(a)........    3,900    138,450
              PMC-Sierra, Inc.(a)...............      300     23,587
                                                          ----------
                                                             605,861
                                                          ----------
            Financial Services -- 18.9%
              Chase Manhattan Corp..............    3,100    140,856
              CIT Group, Inc. (Class "A" Stock).    2,400     48,300
              Citigroup, Inc....................    6,600    337,012
              Fannie Mae........................    1,000     86,750
              Freddie Mac.......................    3,600    247,950
              Household International, Inc......    2,000    110,000
              Morgan (J. P.) & Co., Inc.........      100      4,544
              MBNA Corp.........................    6,900    254,869
              Merrill Lynch & Co., Inc..........      800     54,550
              Morgan Stanley Dean Witter & Co...      800     63,400
                                                          ----------
                                                           1,348,231
                                                          ----------
            Internet Software -- 0.4%
              America Online, Inc.(a)...........      100      3,480
              Yahoo!, Inc.(a)...................      800     24,050
                                                          ----------
                                                              27,530
                                                          ----------

                                                              Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                            --------- ----------
          Media -- 9.8%
            AT&T Corp.-Liberty Media Corp.
             (Class "A" Stock)(a)...............    14,000 $  189,875
            Time Warner, Inc....................     5,100    266,424
            Viacom, Inc. (Class "B" Stock)(a)...     4,600    215,050
            Walt Disney Co......................       900     26,044
                                                           ----------
                                                              697,393
                                                           ----------
          Oil & Gas Services -- 0.7%
            BP Amoco PLC, ADR (United Kingdom)..     1,100     52,663
                                                           ----------
          Retail -- 6.3%
            Home Depot, Inc.....................     5,300    242,143
            Kohl's Corp.(a).....................     2,600    158,600
            Wal-Mart Stores, Inc................       400     21,250
            Walgreen Co.........................       700     29,269
                                                           ----------
                                                              451,262
                                                           ----------
          Telecommunications -- 13.3%
            Amdocs, Ltd.(a).....................     1,100     72,875
            AT&T Corp...........................     1,100     19,044
            AT&T Wireless Group(a)..............    11,300    195,631
            JDS Uniphase Corp.(a)...............       100      4,169
            Nokia Oyj ADR (Finland).............     7,700    334,950
            Nortel Networks Corp................     4,600    147,487
            SDL, Inc.(a)........................       300     44,456
            Vodafone Group PLC, ADR
             (United Kingdom)...................     3,600    128,925
                                                           ----------
                                                              947,537
                                                           ----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $7,063,204)..............................  6,577,732
                                                           ----------
                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENTS -- 8.0%                    ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             5.959%, 01/02/01
             (cost $573,000; Note 5)............   $   573    573,000
                                                           ----------
          TOTAL INVESTMENTS -- 100.2%
           (cost $7,636,204; Note 6)...................... $7,150,732
                                                           ----------
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (0.2)%...............................    (13,241)
                                                           ----------
          NET ASSETS -- 100.0%............................ $7,137,491
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                       SP ALLIANCE TECHNOLOGY PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 81.4%                       Value
                                           Shares   (Note 2)
COMMON STOCKS                              ------- ----------
Computer Hardware -- 3.7%
  Brocade Communications Systems, Inc.(a).     300 $   27,544
  Dell Computer Corp.(a)..................   7,125    124,242
  Gateway, Inc.(a)........................   1,975     35,530
  Handspring, Inc.(a).....................     765     29,787
  StorageNetworks, Inc.(a)................     350      8,685
                                                   ----------
                                                      225,788
                                                   ----------
Computer Services -- 2.0%
  Computer Sciences Corp.(a)..............   1,250     75,156
  Macrovision Corp.(a)....................     650     48,110
                                                   ----------
                                                      123,266
                                                   ----------
Data Processing/Management -- 9.1%
  DST Systems, Inc.(a)....................   3,800    254,600
  First Data Corp.........................   4,075    214,701
  Fiserv, Inc.(a).........................   1,775     84,202
                                                   ----------
                                                      553,503
                                                   ----------
Electronics -- 11.0%
  Celestica, Inc.(a)......................     860     46,655
  Flextronics International Ltd.(a).......   4,700    133,950
  Jabil Circuit, Inc.(a)..................     450     11,419
  Plexus Corp.(a).........................     350     10,637
  Sanmina Corp.(a)........................   3,800    291,175
  Solectron Corp.(a)......................   5,250    177,975
                                                   ----------
                                                      671,811
                                                   ----------
Fiber Optics -- 1.2%
  CIENA Corp.(a)..........................     900     73,238
                                                   ----------
Financial Services -- 0.3%
  Concord EFS, Inc.(a)....................     350     15,378
                                                   ----------
Internet Content -- 5.1%
  !2 Technologies, Inc.(a)................   2,350    127,781
  Avocent Corp.(a)........................   1,375     37,125
  eBay, Inc.(a)...........................   3,800    125,400
  Exult, Inc.(a)..........................     250      3,313
  Sapient Corp.(a)........................   1,400     16,712
                                                   ----------
                                                      310,331
                                                   ----------
Internet Software -- 6.6%
  America Online, Inc.(a).................   4,000    139,200
  BEA Systems, Inc.(a)....................   3,250    218,766
  TIBCO Software, Inc.(a).................     655     31,399
  Vitria Technology, Inc..................   1,450     11,237
                                                   ----------
                                                      400,602
                                                   ----------
Networking -- 5.1%
  Cisco Systems, Inc.(a)..................   7,200    275,400
  Juniper Networks, Inc.(a)...............     275     34,667
                                                   ----------
                                                      310,067
                                                   ----------
Semiconductors -- 11.6%
  Altera Corp.(a).........................   5,800    152,612
  Applied Micro Circuits Corp.(a).........     950     71,295
  Intel Corp..............................   2,050     62,013
  Micron Technology, Inc.(a)..............   5,550    197,025
  STMicroelectronics NV...................   1,450     62,078
  Xilinx, Inc.(a).........................   3,500    161,437
                                                   ----------
                                                      706,460
                                                   ----------

                                                                Value
       COMMON STOCKS                                  Shares   (Note 2)
       (Continued)                                    ------- ----------
       Semiconductor Equipment -- 3.7%
         Applied Materials, Inc.(a)..................   1,750 $   66,828
         KLA-Tencor Corp.(a).........................   2,450     82,534
         Teradyne, Inc.(a)...........................   2,050     76,363
                                                              ----------
                                                                 225,725
                                                              ----------
       Software -- 8.4%
         Electronic Arts, Inc.(a)....................     775     33,034
         Informatica Corp.(a)........................   1,175     46,486
         Mercury Interactive Corp.(a)................     400     36,100
         Oracle Corp.(a).............................   7,500    217,969
         Rational Software Corp.(a)..................   2,325     90,530
         VERITAS Software Corp.(a)...................   1,000     87,500
                                                              ----------
                                                                 511,619
                                                              ----------
       Telecommunication Services -- 7.5%
         Amdocs Ltd.(a)..............................   4,825    319,656
         Qwest Communications International, Inc.(a).   3,350    137,350
                                                              ----------
                                                                 457,006
                                                              ----------
       Telecommunications Equipment -- 4.0%
         Nokia Oyj ADR (Finland).....................   5,625    244,688
                                                              ----------
       Telecommunications - Wireless -- 2.1%
         Vodafone Group PLC, ADR
          (United Kingdom)...........................   3,487    124,878
                                                              ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $5,732,550)....................................  4,954,360
                                                              ----------

                                                Principal
                                                 Amount
          SHORT-TERM                              (000)
          INVESTMENTS -- 27.7%                  ---------
          Repurchase Agreement -- 27.7%
            Joint Repurchase Agreement Account
             5.96%, 01/02/01
             (cost $1,688,000; Note 5).........    $1,688  1,688,000
                                                          ----------
          TOTAL INVESTMENTS -- 109.1%
           (cost $7,420,550; Note 6).....................  6,642,360
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (9.1)%..............................   (551,955)
                                                          ----------
          NET ASSETS -- 100.0%........................... $6,090,405
                                                          ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamioze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a) Non-income producing security.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                    SP BALANCED ASSET ALLOCATION PORTFOLIO

December 31, 2000


       LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                       Shares  (Note 2)
       INVESTMENTS                                     ------ ----------
         SP Alliance Large Cap Growth Portfolio....... 36,907 $  315,555
         SP Davis Value Portfolio..................... 65,613    665,974
         SP Deutsche International Equity Portfolio... 19,425    183,372
         SP Jennison International Growth Portfolio... 22,250    189,121
         Prudential Jennison Portfolio................ 14,237    327,032
         SP PIMCO High Yield Portfolio................ 55,388    554,983
         SP PIMCO Total Return Portfolio.............. 88,303    918,348
         SP Prudential U.S. Emerging Growth Portfolio. 33,568    281,303
         SP Small/Mid Cap Value Portfolio............. 24,037    267,528
                                                              ----------
       TOTAL INVESTMENTS -- 100.0%
        (cost $3,718,709; Note 6)............................  3,703,216
                                                              ----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS...............................................       (159)
                                                              ----------
       NET ASSETS -- 100.0%.................................. $3,703,057
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                Shares  (Note 2)
INVESTMENTS                                     ------ ----------
  SP Alliance Large Cap Growth Portfolio....... 16,212 $  138,614
  SP Davis Value Portfolio..................... 28,914    293,474
  SP Prudential U.S. Emerging Growth Portfolio. 11,488     96,270
  Prudential Jennison Portfolio................  6,261    143,813
  SP PIMCO High Yield Portfolio................ 37,788    378,633
  SP PIMCO Total Return Portfolio.............. 72,250    751,398
  SP Small/Mid Cap Value Portfolio.............  8,232     91,613
                                                       ----------
TOTAL INVESTMENTS -- 100.0%
 (cost $1,899,341; Note 6)............................  1,893,815
                                                       ----------
LIABILITIES IN EXCESS OF OTHER
 ASSETS...............................................        (93)
                                                       ----------
NET ASSETS -- 100.0%.................................. $1,893,722
                                                       ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                           SP DAVIS VALUE PORTFOLIO

December 31, 2000



    LONG-TERM INVESTMENTS -- 83.2%                                 Value
                                                       Shares     (Note 2)
    COMMON STOCKS                                     --------- ------------
    Construction & Housing -- 3.9%
      Martin Marietta Materials, Inc.................     2,000 $     84,600
      Masco Corp.....................................    12,500      321,094
      Vulcan Materials Co............................     2,100      100,537
                                                                ------------
                                                                     506,231
                                                                ------------
    Consumer Services -- 4.0%
      Marriott International, Inc. (Class "A" Stock)      2,100       88,725
      McDonald's Corp................................     7,700      261,800
      United Parcel Service, Inc.
       (Class "B" Stock).............................     2,700      158,794
                                                                ------------
                                                                     509,319
                                                                ------------
    Containers & Packaging -- 1.3%
      Sealed Air Corp.(a)............................     5,400      164,700
                                                                ------------
    Diversified Consumer Products -- 4.6%
      Gillette Co....................................       800       28,900
      Koninklijke (Royal) Philips
       Electronics NV(a).............................     1,100       39,875
      Lexmark International, Inc.(a).................     4,300      190,544
      Philip Morris Cos., Inc........................     7,500      330,000
                                                                ------------
                                                                     589,319
                                                                ------------
    Diversified Manufacturing -- 8.3%
      Berkshire Hathaway, Inc.
       (Class "A" Stock)(a)..........................         2      142,000
      Dover Corp.....................................     3,200      129,800
      Minnesota Mining & Manufacturing Co.(3M)            1,200      144,600
      Tyco International, Ltd........................    10,800      599,400
      TyCom, Ltd.(a).................................     2,000       44,750
                                                                ------------
                                                                   1,060,550
                                                                ------------
    Drugs & Medical Supplies -- 8.8%
      American Home Products Corp....................     5,800      368,590
      Bristol-Myers Squibb Co........................     4,500      332,719
      Eli Lilly & Co.................................       800       74,450
      GlaxoSmithKline PLC, ADR
       (United Kingdom)..............................     2,162      121,083
      Merck & Co., Inc...............................     2,100      196,612
      Pharmacia Corp.................................       500       30,500
                                                                ------------
                                                                   1,123,954
                                                                ------------
    Electronics -- 1.9%
      Applied Materials, Inc.(a).....................       500       19,094
      Intel Corp.....................................     1,300       39,325
      Texas Instruments, Inc.........................     4,000      189,500
                                                                ------------
                                                                     247,919
                                                                ------------
    Financial Services -- 32.4%
      American Express Co............................     9,700      532,894
      American International Group, Inc..............     5,100      502,669
      Bank One Corp..................................       900       32,963
      Chubb Corp.....................................       700       60,550
      Citigroup, Inc.................................     9,200      469,775
      Dun & Bradstreet Corp.(a)......................     3,000       77,625
      Freddie Mac....................................     3,700      254,837
      Golden West Financial Corp.....................     3,500      236,250
      Household International, Inc...................     8,900      489,500
      Loews Corp.....................................     1,000      103,562
      Moody's Corp...................................     2,200       56,512
      Morgan Stanley Dean Witter & Co................     3,300      261,525
      Progressive Corp...............................     1,200      124,350
      Providian Financial Corp.......................     3,500      201,250
      Stilwell Financial, Inc........................     2,700      106,481
      Sun Life Financial Services of Canada..........       800       21,300
      Transatlantic Holdings, Inc....................     1,600      169,400
      Wells Fargo & Co...............................     8,100      451,069
                                                                ------------
                                                                   4,152,512
                                                                ------------

                                                               Value
         COMMON STOCKS                             Shares    (Note 2)
         (Continued)                              --------- -----------
         Media -- 1.2%
           Dow Jones & Co., Inc..................       400 $    22,650
           Gannett Co., Inc......................     1,100      69,369
           Tribune Co............................     1,600      67,600
                                                            -----------
                                                                159,619
                                                            -----------
         Oil & Gas -- 0.6%
           Devon Energy Corp.....................     1,300      79,261
                                                            -----------
         Real Estate Investment Trust -- 1.4%
           Avalonbay Communities, Inc............       200      10,025
           CenterPoint Properties Corp...........     3,500     165,375
                                                            -----------
                                                                175,400
                                                            -----------
         Retail  -- 2.4%
           Costco Wholesale Corp.(a).............     7,900     315,506
                                                            -----------
         Technology -- 6.7%
           Agilent Technologies, Inc.(a).........     2,100     114,975
           BMC Software, Inc.(a).................     3,100      43,400
           First Data Corp.......................       400      21,075
           Hewlett-Packard Co....................     8,700     274,594
           International Business Machines Corp..     1,700     144,500
           Lucent Technologies, Inc..............    12,800     172,800
           Molex, Inc............................     1,900      67,450
           Novell, Inc.(a).......................     3,000      15,656
                                                            -----------
                                                                854,450
                                                            -----------
         Telecommunications -- 5.7%
           AT&T Corp.............................     3,800      65,787
           AT&T Wireless Group(a)................     1,100      19,044
           Loral Space & Communications, Ltd.(a).     3,400      10,838
           Motorola, Inc.........................    11,700     236,925
           Tellabs, Inc.(a)......................     7,100     401,150
                                                            -----------
                                                                733,744
                                                            -----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $10,309,248)...............................  10,672,484
                                                            -----------

                                                  Principal
                                                   Amount
         SHORT-TERM                                 (000)
         INVESTMENT -- 15.2%                      ---------
         Repurchase Agreement
           State Street Bank & Trust Co.
            Repurchase Agreement(b)
            6.43%, 01/02/01
            (cost $1,945,000)....................   $ 1,945   1,945,000
                                                            -----------
         TOTAL INVESTMENTS -- 98.4%
          (cost $12,254,248; Note 6).......................  12,617,484
                                                            -----------
         OTHER ASSETS IN EXCESS OF
          LIABILITIES -- 1.6%..............................     208,561
                                                            -----------
         NET ASSETS -- 100.0%.............................. $12,826,045
                                                            ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

(b) State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,946,389.60, due 01/02/01. The value of the collateral including accrued interest was 2,004,500.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                  SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

December 31, 2000



                                         Shares    Value
COMMON STOCKS -- 93.2%                   ------  (Note 2)
Australia -- 0.7%
  News Corp., Ltd. (ADR)................    700 $    22,575
  Qantas Airways, Ltd................... 14,950      29,558
                                                -----------
                                                     52,133
                                                -----------
Belgium -- 1.2%
  Interbrew(a)..........................  2,688      93,762
                                                -----------
Brazil -- 0.5%
  Petroleo Brasileiro SA (ADR)(a).......  1,660      41,915
                                                -----------
Canada -- 6.0%
  Bank of Montreal......................  1,611      84,419
  Canadian Imperial Bank of Commerce....  2,250      69,752
  Celestica, Inc.(a)....................  1,010      54,542
  Manulife Financial Corp...............  3,357     105,078
  Royal Bank of Canada..................  1,150      38,986
  Sun Life Financial Services of Canada.  4,098     109,284
                                                -----------
                                                    462,061
                                                -----------
Finland -- 1.5%
  Nokia Oyj (ADR).......................  2,594     112,839
                                                -----------
France -- 12.6%
  Altran Technologies SA................    100      22,647
  Aventis SA............................  1,820     159,909
  AXA...................................    600      86,828
  BNP Paribas SA........................    700      61,503
  Business Objects SA (ADR)(a)..........    284      16,082
  Christian Dior SA.....................  1,150      55,167
  Renault SA............................    990      51,632
  Societe Generale(a)...................  1,450      90,202
  Suez Lyonnaise des Eaux SA............    830     151,701
  TotalFinaElf SA.......................  1,060     157,779
  Usinor SA.............................  2,660      35,144
  Vivendi Universal SA(a)...............  1,330      87,611
                                                -----------
                                                    976,205
                                                -----------
Republic of Germany -- 6.0%
  BASF AG...............................    400      18,106
  Deutsche Post AG(a)...................  3,379      72,745
  Dresdner Bank AG......................  1,620      70,712
  E.On AG...............................  2,550     155,276
  Infineon Technologies AG..............  1,130      42,028
  Muenchener Rueckversicherungs-
   Gesellschaft AG......................    275      98,473
  RWE AG(a).............................    240      10,780
                                                -----------
                                                    468,120
                                                -----------
Hong Kong -- 2.4%
  China Mobile (Hong Kong), Ltd(a)...... 16,000      87,388
  Hutchison Whampoa, Ltd................  8,000      99,747
                                                -----------
                                                    187,135
                                                -----------
Ireland -- 5.2%
  Bank of Ireland....................... 14,695     145,684
  CRH PLC...............................  4,430      82,508
  Elan Corp. PLC (ADR)(a)...............  3,800     177,887
                                                -----------
                                                    406,079
                                                -----------

                                                                    Value
    COMMON STOCKS                                       Shares    (Note 2)
     (Continued)                                        ------   -----------
    Italy -- 12.2%
      Assicurazioni Generali SpA......................  2,240    $    89,038
      Banca Intesa SpA................................ 26,500        127,499
      ENI SpA......................................... 29,830        190,613
      Riunione Adriatica di Sicurta SpA...............  8,940        139,539
      Saipem SpA......................................  6,440         35,160
      San Paolo-IMI SpA...............................  5,031         81,410
      Seat Pagine Gialle SpA..........................     --(b)           1
      Telecom Italia SpA.............................. 12,800        141,692
      UniCredito Italiano SpA......................... 27,780        145,404
                                                                 -----------
                                                                     950,356
                                                                 -----------
    Japan -- 6.1%
      FANUC, Ltd......................................  1,300         88,126
      Nippon Telegraph & Telephone Corp...............      2         14,361
      Nissan Motor Co., Ltd.(a)....................... 12,000         68,888
      Pioneer Corp....................................  1,000         26,610
      Rohm Co., Ltd...................................    200         37,864
      Sony Corp.......................................    900         62,031
      Takeda Chemical Industries, Ltd.................  1,000         58,977
      Toshiba Corp.................................... 18,000        119,979
                                                                 -----------
                                                                     476,836
                                                                 -----------
    Korea -- 0.7%
      Korea Telecom Corp. (ADR).......................  1,190         36,890
      Samsung Electronics (GDR).......................    200         14,300
                                                                 -----------
                                                                      51,190
                                                                 -----------
    Netherlands -- 11.6%
      ABN AMRO Holding N.V............................  4,302         97,912
      Buhrmann N.V....................................  4,190        112,411
      Fortis (NL) N.V.................................  2,560         83,235
      Hagemeyer N.V...................................  1,780         39,726
      ING Groep N.V...................................  3,070        245,446
      Koninklijke (Royal) Philips Electronics N.V.(a)   2,750        100,834
      Koninklijke Ahold N.V...........................  4,870        157,243
      Koninklijke Numico N.V..........................  1,200         60,441
                                                                 -----------
                                                                     897,248
                                                                 -----------
    Poland -- 0.8%
      Bank Polska Kasa Opieki SA (GDR)(a).............  1,292         19,832
      Tlekomunikacja Polska SA (ADR)..................  6,030         40,273
                                                                 -----------
                                                                      60,105
                                                                 -----------
    Singapore -- 0.3%
      DBS Group Holdings, Ltd.........................  2,000         22,607
                                                                 -----------
    Spain -- 4.6%
      Altadis SA......................................  5,500         85,278
      Banco Bilbao Vizcaya Argentaria SA..............  6,541         97,423
      Banco Popular Espanol SA........................  2,600         90,643
      Telefonica SA(a)................................  5,160         85,340
                                                                 -----------
                                                                     358,684
                                                                 -----------
    Switzerland -- 3.3%
      Nestle SA.......................................     40         93,408
      Roche Holdings AG...............................     10        101,996
      Zurich Financial Services AG(a).................    105         63,375
                                                                 -----------
                                                                     258,779
                                                                 -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

December 31, 2000


                                                               Value
         COMMON STOCKS                                Shares  (Note 2)
         (Continued)                                  ------ ----------
         United Kingdom -- 17.5%
           BAE Systems PLC........................... 21,311 $  121,583
           Barclays PLC..............................  4,440    137,397
           BP Amoco PLC (ADR)........................  1,510     72,291
           Celltech Group PLC(a).....................  5,800    102,475
           GlaxoSmithKline PLC(a)....................  3,090     87,222
           HSBC Holdings PLC.........................  6,400     95,183
           Logica PLC................................  3,060     79,977
           Reckitt Benckiser PLC.....................  7,100     97,768
           Royal Bank of Scotland Group PLC..........  5,150    121,680
           Shell Transport & Trading Co.............. 18,340    150,376
           Vodafone Group PLC........................ 80,240    294,203
                                                             ----------
                                                              1,360,155
                                                             ----------
         TOTAL COMMON STOCKS
          (cost $7,026,696).................................  7,236,209
                                                             ----------
         PREFERRED STOCKS -- 1.2%
         Australia -- 0.3%
           News Corp., Ltd. (ADR)....................    777     22,582
                                                             ----------
         Brazil -- 0.5%
           Embraer-Empresa Brasileira de Aeronautica
            SA (ADR).................................     72      2,862
           Tele Norte Leste Participacoes SA (ADR)...  1,600     36,500
                                                             ----------
                                                                 39,362
                                                             ----------
         Germany -- 0.4%
           Porsche AG................................      9     29,389
                                                             ----------
         TOTAL PREFERRED STOCKS
          (cost $95,563)....................................     91,333
                                                             ----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $7,122,259).................................  7,327,542
                                                             ----------

                                                 Principal
                                                  Amount
          SHORT TERM                               (000)
          INVESTMENTS -- 18.1%                   ---------
          Repurchase Agreement -- 18.1%
            Joint Repurchase Agreement Account,
             5.96%, 01/02/01 (cost $1,407,000;
             Note 5)............................  $  1,407  1,407,000
                                                           ----------
                                                 Contracts
                                                 ---------
          CALL OPTIONS PURCHASED -- 0.1%
            Japan Bank Basket Index.............   236,065      1,409
            Nikkei 225 Index....................     4,391      1,047
                                                           ----------
          TOTAL CALL OPTIONS PURCHASED
           (cost $35,139).................................      2,456
                                                           ----------
          TOTAL INVESTMENTS -- 112.6%
            (cost $8,564,398; Note 6)...................    8,736,998
                                                           ----------
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (12.6)%..............................   (976,409)
                                                           ----------
          NET ASSETS -- 100.0%............................ $7,760,589
                                                           ----------
                                                           ----------

The industry classification of portfolio of holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2000 were as follows:

                 Financial Services...................  21.7%
                 Repurchase Agreement.................  18.1%
                 Oil & Gas Services...................  10.3%
                 Pharmaceuticals......................   8.9%
                 Telecommunications...................   8.7%
                 Electronics..........................   7.0%
                 Diversified Operations...............   6.8%
                 Commercial Banking...................   4.7%
                 Banks................................   4.3%
                 Retail...............................   3.8%
                 Insurance............................   3.2%
                 Manufacturing........................   3.2%
                 Telephones...........................   2.3%
                 Automobiles & Manufacturing..........   2.0%
                 Diversified Manufacturing............   1.8%
                 Aerospace/Defense....................   1.6%
                 Computer Software & Services.........   1.2%
                 Construction.........................   1.0%
                 Transportation.......................   0.9%
                 Media................................   0.6%
                 Airlines.............................   0.4%
                 Options..............................   0.1%
                                                       -----
                                                       112.6%
                 Other liabilities in excess of assets (12.6)%
                                                       -----
                                                       100.0%
                                                       =====

The following abbreviations are used in portfolio descriptions:

             AG   Aktiengesellschaft (German Stock Company)
             ADR  American Depository Receipt
             GDR  Global Depository Receipt
             N.V. Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             SA   Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)
             SpA  Societe per Azione (Italian Corporation)

(a) Non-income producing security.
(b)            Represents less than one share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                     SP GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2000


                                                                 Value
       LONG-TERM                                       Shares  (Note 2)
       INVESTMENTS -- 100.0%                           ------ ----------
       INVESTMENTS
         SP Alliance Large Cap Growth Portfolio....... 49,252 $  421,105
         SP Davis Value Portfolio..................... 89,350    906,906
         SP Deutsche International Equity Portfolio... 40,935    386,426
         SP Jennison International Growth Portfolio... 47,074    400,129
         Prudential Jennison Portfolio................ 19,274    442,723
         SP PIMCO High Yield Portfolio................ 38,774    388,518
         SP PIMCO Total Return Portfolio.............. 36,934    384,113
         SP Prudential U.S. Emerging Growth Portfolio. 35,398    296,639
         SP Small/Mid Cap Value Portfolio............. 24,941    277,595
                                                              ----------
       TOTAL INVESTMENTS -- 100.0%
        (cost $3,944,428; Note 6)............................  3,904,154
                                                              ----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS...............................................       (232)
                                                              ----------
       NET ASSETS -- 100.0%.................................. $3,903,922
                                                              ==========



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

December 31, 2000


LONG-TERM                                            Value
INVESTMENTS -- 89.0%                       Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Aerospace/Defense -- 0.7%
  REMEC, Inc.(a)..........................  3,800 $    36,575
                                                  -----------
Agricultural Products -- 0.3%
  Eden Bioscience Corp.(a)................    600      17,963
                                                  -----------
Apparel -- 1.0%
  American Eagle Outfitters, Inc.(a)......  1,300      54,925
                                                  -----------
Banking -- 3.6%
  City National Corp......................  1,650      64,041
  Commerce Bancorp, Inc...................    950      64,956
  Investors Financial Services Corp.......    450      38,700
  Silicon Valley Bancshares(a)............    800      27,650
                                                  -----------
                                                      195,347
                                                  -----------
Chemicals -- 1.0%
  Albany Molecular Research, Inc.(a)......    900      55,462
                                                  -----------
Commercial Services -- 0.8%
  Plexus Corp.(a).........................  1,400      42,547
                                                  -----------
Computer Software & Services -- 15.1%
  Aeroflex, Inc.(a).......................  2,800      80,719
  Agile Software Corp.(a).................    900      44,437
  Art Technology Group, Inc.(a)...........    300       9,169
  Blue Martini Software, Inc.(a)..........  3,000      39,750
  Business Objects SA, ADR (France)(a)....    700      39,637
  Computer Access Technology Corp.(a).....    500       5,125
  Concurrent Computer Corp.(a)............  2,100      11,288
  Digex, Inc.(a)..........................    400       9,000
  EXE Technologies, Inc.(a)...............  1,300      16,900
  Internap Network Services Corp.(a)......  1,800      13,050
  Internet Security Systems, Inc.(a)......    760      59,612
  IONA Technologies PLC, ADR (Ireland)(a).  1,300      87,100
  Jack Henry & Associates, Inc............    500      31,063
  Manugistics Group, Inc.(a)..............  1,300      74,100
  Mercury Interactive Corp.(a)............    400      36,100
  Netegrity, Inc.(a)......................    900      48,937
  NetIQ Corp.(a)..........................    600      52,425
  OTG Software, Inc.(a)...................  1,200      19,369
  Peregrine Systems, Inc.(a)..............  2,000      39,500
  Precise Software Solutions, Ltd.(a).....    600      14,850
  SmartForce PLC, ADR (Ireland)(a)........  1,650      61,978
  University of Phoenix Online(a).........  1,000      32,250
                                                  -----------
                                                      826,359
                                                  -----------
Consulting -- 3.6%
  Corporate Executive Board Co.(a)........    800      31,813
  IntraNet Solutions, Inc.(a).............  1,500      76,500
  Professional Detailing, Inc.(a).........    300      31,730
  Tetra Tech, Inc.(a).....................  1,500      47,812
  Vastera, Inc.(a)........................    490       7,840
                                                  -----------
                                                      195,695
                                                  -----------
Data Processing/Management -- 1.1%
  Documentum, Inc.(a).....................  1,200      59,625
                                                  -----------
Distribution/ Wholesalers -- 1.8%
  Insight Enterprises, Inc.(a)............  2,600      46,637
  Performance Food Group Co.(a)...........  1,000      51,266
                                                  -----------
                                                       97,903
                                                  -----------

                                                               Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Diversified Manufacturing Operations -- 0.5%
          Playtex Products, Inc.(a).................  2,700 $    25,988
                                                            -----------
        Education -- 0.4%
          Edison Schools, Inc.(a)...................    700      22,050
                                                            -----------
        Electrical Equipment -- 0.5%
          Technitrol, Inc...........................    600      24,675
                                                            -----------
        Electronics -- 7.7%
          Alpha Industries, Inc.(a).................  1,050      38,850
          APW, Ltd.(a)..............................  1,400      47,250
          AXT, Inc.(a)..............................  1,900      62,819
          Benchmark Electronics, Inc.(a)............  1,100      24,819
          Brooks Automation, Inc.(a)................    500      14,031
          Cree, Inc.(a).............................    600      21,319
          Elantec Semiconductor, Inc.(a)............  1,100      30,525
          Exar Corp.(a).............................    900      27,886
          Semtech Corp.(a)..........................  2,200      48,537
          TranSwitch Corp.(a).......................  1,300      50,862
          TTM Technologies, Inc.(a).................  1,400      19,863
          Virata Corp.(a)...........................    800       8,700
          Zoran Corp.(a)............................  1,700      26,350
                                                            -----------
                                                                421,811
                                                            -----------
        Entertainment -- 0.7%
          Harrah's Entertainment, Inc.(a)...........  1,400      36,925
                                                            -----------
        Financial Services -- 4.1%
          Affiliated Managers Group, Inc.(a)........  1,100      60,363
          AmeriCredit Corp.(a)......................  2,200      59,950
          Raymond James Financial, Inc..............  1,200      41,850
          Waddell & Reed Financial, Inc.
           (Class "A" Stock)........................  1,700      63,962
                                                            -----------
                                                                226,125
                                                            -----------
        Health Services -- 3.0%
          DaVita, Inc.(a)...........................  1,600      27,400
          First Health Group Corp.(a)...............  1,200      55,875
          Laboratory Corp. of America Holdings......    200      35,200
          Myriad Genetics, Inc.(a)..................    200      16,550
          Renal Care Group, Inc.(a).................  1,000      27,422
                                                            -----------
                                                                162,447
                                                            -----------
        Hospital Management -- 1.7%
          Province Healthcare Co.(a)................  2,400      94,500
                                                            -----------
        Instrument - Controls -- 0.8%
          Mettler-Toledo International, Inc.(a).....    100       5,437
          Millipore Corp............................    600      37,800
                                                            -----------
                                                                 43,237
                                                            -----------
        Insurance -- 0.3%
          Fidelity National Financial, Inc..........    500      18,469
                                                            -----------
        Leisure -- 1.2%
          Callaway Golf Co..........................  3,000      55,875
          Steiner Leisure, Ltd.(a)..................    700       9,800
                                                            -----------
                                                                 65,675
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

December 31, 2000


                                                              Value
         COMMON STOCK                               Shares  (Note 2)
         (Continued)                                ------ -----------
         Media -- 3.0%
           Emmis Communications Corp.
            (Class "A" Stock)(a)...................  2,100 $    60,244
           Entravision Communications Corp.
            (Class "A" Stock)(a)...................  3,000      55,125
           Pegasus Communications Corp.(a).........  1,800      46,350
                                                           -----------
                                                               161,719
                                                           -----------
         Medical Products -- 13.5%
           Accredo Health, Inc.(a).................  1,250      62,734
           Alkermes, Inc.(a).......................    850      26,669
           Celgene Corp.(a)........................    200       6,500
           Cell Therapeutics, Inc.(a)..............    900      40,556
           Cephalon, Inc.(a).......................    900      56,981
           CIMA Labs, Inc.(a)......................    700      45,544
           Emisphere Technologies, Inc.(a).........    800      20,000
           Inhale Therapeutic Systems, Inc.(a).....    800      40,400
           Invitrogen Corp.(a).....................    600      51,825
           King Pharmaceuticals, Inc.(a)...........    800      41,350
           Medarex, Inc.(a)........................  1,300      52,975
           Medicis Pharmaceutical Corp.
            (Class "A" Stock)(a)...................    900      53,212
           MGI Pharma, Inc.(a).....................  1,100      18,150
           Molecular Devices Corp.(a)..............    800      54,750
           Noven Pharmaceuticals, Inc.(a)..........  2,000      74,750
           NPS Pharmaceuticals, Inc.(a)............    500      24,000
           POZEN, Inc.(a)..........................    500       9,125
           Protein Design Labs, Inc.(a)............    500      43,438
           Specialty Laboratories, Inc.(a).........    500      16,563
                                                           -----------
                                                               739,522
                                                           -----------
         Miscellaneous Industrial -- 0.5%
           Dycom Industries, Inc.(a)...............    800      28,750
                                                           -----------
         Oil & Gas Exploration & Production -- 9.4%
           Atwood Oceanics, Inc.(a)................  1,250      54,763
           Cal Dive International, Inc.(a).........  1,000      26,625
           Dril-Quip, Inc.(a)......................  1,200      41,025
           Energy Partners, Ltd.(a)................    200       2,513
           Evergreen Resources, Inc.(a)............  1,800      69,525
           Louis Dreyfus Natural Gas Corp.(a)......  1,300      59,556
           Marine Drilling Cos., Inc.(a)...........  2,100      56,175
           Newfield Exploration Co.(a).............    700      33,206
           Precision Drilling Corp.(a).............  1,700      63,856
           Pride International, Inc.(a)............  2,200      54,175
           Unit Corp.(a)...........................  2,000      37,875
           Veritas DGC, Inc.(a)....................    400      12,920
                                                           -----------
                                                               512,214
                                                           -----------
         Real Estate -- 0.8%
           Intrawest Corp..........................  2,100      41,869
                                                           -----------
         Restaurants -- 0.6%
           California Pizza Kitchen, Inc.(a).......  1,100      31,075
                                                           -----------
         Retail -- 1.7%
           Cost Plus, Inc./California(a)...........  1,000      29,375
           Linens 'n Things, Inc.(a)...............  2,300      63,537
                                                           -----------
                                                                92,912
                                                           -----------
         Steel -- 0.5%
           Shaw Group, Inc.(a).....................    600      30,000
                                                           -----------

                                                              Value
         COMMON STOCK                             Shares    (Note 2)
         (Continued)                             --------- ----------
         Telecommunications -- 6.8%
           Anaren Microwave, Inc.(a)............     1,100 $   73,906
           C-COR.net Corp.(a)...................     1,100     10,691
           Digital Lightwave, Inc.(a)...........       600     19,012
           DMC Stratex Networks, Inc.(a)........     1,400     21,000
           Focal Communications Corp.(a)........       300      2,100
           Leap Wireless International, Inc.(a).       800     20,000
           New Focus, Inc.(a)...................     1,200     41,700
           Oplink Communications, Inc.(a).......     2,900     52,019
           Polycom, Inc.(a).....................     1,200     38,625
           Tekelec(a)...........................     2,200     66,000
           ViaSat, Inc.(a)......................     2,000     26,250
                                                           ----------
                                                              371,303
                                                           ----------
         Transportation -- 1.0%
           Atlas Air, Inc.(a)...................     1,700     55,462
                                                           ----------
         Waste Management -- 1.3%
           Stericycle, Inc.(a)..................       900     34,312
           Waste Connections, Inc.(a)...........     1,100     36,369
                                                           ----------
                                                               70,681
                                                           ----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $5,232,227)...............................  4,859,810
                                                           ----------

                                                 Principal
                                                  Amount
         SHORT-TERM                                (000)
         INVESTMENTS -- 16.9%                    ---------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            5.96%, 01/02/01
            (cost $924,000; Note 5).............    $  924    924,000
                                                           ----------
         TOTAL INVESTMENTS -- 105.9%
          (cost $6,156,227; Note 6).......................  5,783,810
                                                           ----------
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (5.9)%................................   (322,583)
                                                           ----------
         NET ASSETS -- 100.0%............................. $5,461,227
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).
SA  Sociedad Anomia (Spanish Corporation) or Societe
    Anonyme (French Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 78.7%
                                                             Value
                                                  Shares    (Note 2)
COMMON STOCKS                                     ------- ------------
Australia -- 1.4%
  Brambles Industries, Ltd.......................   6,100 $    142,768
                                                          ------------
Denmark -- 1.8%
  H. Lundbeck A/S................................   1,100      108,092
  Novo Nordisk A/S (Class "B" Stock)(a)..........     438       78,631
                                                          ------------
                                                               186,723
                                                          ------------
Federal Republic of Germany -- 2.0%
  SAP AG.........................................   1,733      201,608
                                                          ------------
Finland -- 5.1%
  Nokia Oyj......................................   8,200      366,013
  Sonera Oyj.....................................   9,100      165,040
                                                          ------------
                                                               531,053
                                                          ------------
France -- 19.2%
  Alcatel SA (a).................................   6,000      341,111
  Aventis SA.....................................   3,500      307,517
  Cap Gemini SA..................................   1,620      261,534
  Gemplus International SA(a)....................  16,500      147,298
  Sanofi-Synthelabo SA...........................   3,700      246,859
  Societe Television Francaise 1(a)..............   1,600       86,452
  STMicroelectronics N.V.........................   6,700      292,764
  TotalFinaElf SA................................   1,993      296,655
                                                          ------------
                                                             1,980,190
                                                          ------------
Hong Kong -- 6.2%
  China Mobile (Hong Kong), Ltd.(a)..............  23,500      128,351
  Johnson Electric Holdings, Ltd................. 132,300      204,395
  Li & Fung, Ltd.(a)............................. 168,100      304,962
                                                          ------------
                                                               637,708
                                                          ------------
Italy -- 1.2%
  Banca Fideuram SpA.............................   9,000      124,322
                                                          ------------
Japan -- 1.5%
  NTT DoCoMo, Inc................................       9      154,685
                                                          ------------
Mexico -- 1.0%
  Grupo Televisa SA (GDR)(a).....................   2,200       98,863
                                                          ------------
Netherlands -- 11.0%
  ASM International NV(a)........................   4,900       45,631
  ASM Lithography Holding NV(a)..................  11,300      256,864
  Gucci Group NV.................................   1,200      104,307
  Koninklijke (Royal) Phillips Electronics NV(a).   8,600      315,337
  United Pan-Europe..............................
  Communications NV(a)...........................   8,600       87,926
  VNU NV.........................................   6,600      324,676
                                                          ------------
                                                             1,134,741
                                                          ------------
Singapore -- 2.8%
  Datacraft Asia, Ltd............................  20,000       94,400
  DBS Group Holdings, Ltd........................  17,000      192,157
                                                          ------------
                                                               286,557
                                                          ------------
Spain -- 2.2%
  Banco Bilbao Vizcaya Argenteria SA.............  10,800      160,858
  Recoletos Compania Editorial SA(a).............   9,300       65,457
                                                          ------------
                                                               226,315
                                                          ------------
Taiwan -- 0.4%
  Taiwan Semiconductors Manufacturing
   Co., Ltd. (ADR)...............................   2,400       41,400
                                                          ------------
United Kingdom -- 22.9%
  Cable & Wireless PLC...........................  25,600      345,249
  Collins Stewart Holdings PLC(a)................  22,200      140,912

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
          (Continued)                           --------- -----------
         United Kingdom (cont'd.)
           COLT Telecom Group PLC(a)...........    11,100 $   238,721
           Dimension Data Holdings PLC(a)......    41,700     281,501
           International Power PLC.............    21,700      81,347
           Logica PLC..........................    10,630     277,828
           Marconi PLC.........................    24,700     265,235
           Pearson PLC.........................    13,200     313,456
           Reed International PLC..............    10,400     108,727
           Vodafone Group PLC..................    85,500     313,489
                                                          -----------
                                                            2,366,465
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $8,897,586).............................   8,113,398
                                                          -----------

                                                Principal
                                                 Amount      Value
         SHORT-TERM                               (000)     (Note 2)
         INVESTMENTS -- 22.1%                   --------- -----------
         REPURCHASE AGREEMENT
           Joint Repurchase Agreement Account,
            5.96%, 01/02/01
            (cost $2,284,000; Note 5)..........    $2,284   2,284,000
                                                          -----------
         TOTAL INVESTMENTS -- 100.8%
          (cost $11,181,586; Note 6).....................  10,397,398
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.8)%...............................     (83,834)
                                                          -----------
         TOTAL NET ASSETS -- 100.0%...................... $10,313,564
                                                          ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Stock Company)
GDR Global Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Osakeyhiro (Finland Stock Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    Societe Anonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a) Non-income producing security.
The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 were as follows:

Repurchase Agreement.................  22.1%
Telecommunication Services...........  13.8%
Telecommunications Equipment.........  10.3%
Computer Software & Services.........   9.9%
Media & Entertainment................   9.6%
Pharmaceuticals......................   7.2%
Semiconductors.......................   6.2%
Banks & Financial Services...........   6.1%
Electronics..........................   5.1%
Exporting/Importing..................   3.0%
Oil & Gas Services...................   2.9%
Business Services....................   1.4%
Conglomerates........................   1.4%
Apparel..............................   1.0%
Utilities............................   0.8%
                                      -----
                                      100.8%
Liabilities in excess of other assets  (0.8)%
                                      -----
                                      100.0%
                                      -----

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                         SP LARGE CAP VALUE PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 80.3%                  Value
                                      Shares  (Note 2)
COMMON STOCKS                         ------ -----------
Aerospace/Defense -- 3.3%
  B.F. Goodrich Co...................    300 $    10,912
  Boeing Co..........................    400      26,400
  General Dynamics Corp..............    700      54,600
  Raytheon Co. (Class "A" Stock).....    200       5,800
  United Technologies Corp...........    400      31,450
                                             -----------
                                                 129,162
                                             -----------
Airlines -- 0.2%
  Northwest Airlines Corp.
   (Class "A" Stock)(a)..............    200       6,025
                                             -----------
Automobiles & Trucks -- 0.3%
  TRW, Inc...........................    300      11,625
                                             -----------
Banks and Savings & Loans -- 6.9%
  Bank of America Corp...............    600      27,525
  Bank of New York Co., Inc..........    500      27,594
  Bank One Corp......................    500      18,312
  Chase Manhattan Corp...............    200       9,088
  Firstar Corp.......................    400       9,300
  FleetBoston Financial Corp.........    400      15,025
  Mellon Financial Corp..............    400      19,675
  PNC Financial Services Group.......    400      29,225
  Summit Bancorp.....................    500      19,094
  SunTrust Banks, Inc................    100       6,300
  U.S. Bancorp.......................    300       8,756
  Wells Fargo & Co...................  1,400      77,962
                                             -----------
                                                 267,856
                                             -----------
Chemicals -- 1.6%
  Du Pont (E.I.) de Nemours & Co.....    600      28,987
  Lyondell Chemical Co...............    200       3,063
  Millennium Chemicals, Inc..........    300       5,438
  Praxair, Inc.......................    500      22,187
  Solutia, Inc.......................    300       3,600
                                             -----------
                                                  63,275
                                             -----------
Construction & Housing -- 0.6%
  Fluor Corp.(a).....................    200       6,613
  Masco Corp.........................    600      15,412
                                             -----------
                                                  22,025
                                             -----------
Consumer Services -- 2.0%
  Avery Dennison Corp................    400      21,950
  Ecolab, Inc........................    200       8,637
  McDonald's Corp....................    800      27,200
  Republic Services, Inc.(a).........    500       8,594
  Sabre Holdings Corp................    100       4,313
  Wendy's International, Inc.........    300       7,875
                                             -----------
                                                  78,569
                                             -----------
Diversified Consumer Products -- 7.5%
  Anheuser-Busch Cos., Inc...........    600      27,300
  Avon Products, Inc.................    200       9,575
  Coca-Cola Co.......................    200      12,187
  Gillette Co........................    200       7,225
  H.J. Heinz Co......................    200       9,487
  Hewlett-Packard Co.................    200       6,313
  Keebler Foods Co...................    200       8,288

                                                               Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Diversified Consumer Products (cont'd.)
          Kimberly-Clark Corp.......................    300 $    21,207
          PepsiCo, Inc..............................    300      14,869
          Philip Morris Cos., Inc...................  1,800      79,200
          Procter & Gamble Co.......................  1,100      86,281
          Quaker Oats Co............................    100       9,737
                                                            -----------
                                                                291,669
                                                            -----------
        Diversified Operations -- 4.0%
          Caterpillar, Inc..........................    600      28,387
          Deere & Co................................    200       9,163
          Eaton Corp................................    200      15,037
          Federal Signal Corp.......................    200       3,925
          General Electric Co.......................    400      19,175
          Honeywell International, Inc..............    300      14,194
          Illinois Tool Works, Inc..................    100       5,956
          Ingersoll-Rand Co.........................    300      12,563
          Minnesota Mining & Manufacturing Co. (3M)     200      24,100
          Textron, Inc..............................    300      13,950
          Tyco International, Ltd...................    100       5,550
          York International Corp...................    100       3,069
                                                            -----------
                                                                155,069
                                                            -----------
        Drugs & Medical Supplies -- 6.0%
          Abbott Laboratories.......................    900      43,594
          Biomet, Inc...............................    100       3,969
          Bristol-Myers Squibb Co...................    800      59,150
          Eli Lilly & Co............................    100       9,306
          IDEC Pharmaceuticals Corp.(a).............    100      18,956
          Johnson & Johnson.........................    300      31,519
          Merck & Co., Inc..........................    500      46,812
          Pfizer, Inc...............................    200       9,200
          Schering-Plough Corp......................    200      11,350
                                                            -----------
                                                                233,856
                                                            -----------
        Financial Services -- 10.4%
          American Express Co.......................    300      16,481
          Banknorth Group, Inc......................    200       3,988
          Bear Stearns Cos., Inc....................    200      10,138
          Citigroup, Inc............................  1,894      96,712
          Federal Home Loan Mortgage Corp...........    800      55,100
          Federal National Mortgage Association.....  1,000      86,750
          Household International, Inc..............    400      22,000
          MBIA, Inc.................................    400      29,650
          Merrill Lynch & Co., Inc..................    300      20,456
          Morgan Stanley Dean Witter & Co...........    300      23,775
          TCF Financial Corp........................    100       4,456
          Washington Federal, Inc...................    600      17,062
          Washington Mutual, Inc....................    300      15,919
                                                            -----------
                                                                402,487
                                                            -----------
        Healthcare Service -- 1.2%
          Cardinal Health, Inc......................    100       9,962
          HCA-The Healthcare Co.....................    300      13,203
          IMS Health, Inc...........................    300       8,100
          Tenet Healthcare Corp.....................    100       4,444
          UnitedHealth Group, Inc.(a)...............    200      12,275
                                                            -----------
                                                                 47,984
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2000


                                                              Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Industrial Technology -- 2.0%
            Emerson Electric Co....................    400 $    31,525
            Parker-Hannifin Corp...................    400      17,650
            Rockwell International Corp............    300      14,288
            Thermo Electron Corp.(a)...............    400      11,900
                                                           -----------
                                                                75,363
                                                           -----------
          Insurance -- 6.4%
            AFLAC, Inc.............................    300      21,656
            Allstate Corp..........................    400      17,425
            Ambac Financial Group, Inc.............    150       8,747
            American International Group, Inc......    900      88,706
            CIGNA Corp.............................    400      52,920
            Hartford Financial Services Group Inc..    400      28,250
            Marsh & McLennan Cos., Inc.............    100      11,700
            The PMI Group, Inc.....................    200      13,538
            UnumProvident Corp.....................    200       5,375
                                                           -----------
                                                               248,317
                                                           -----------
          Media -- 2.9%
            AT&T Corp.--Liberty Media Corp
             (Class "A" Stock)(a)..................    900      12,206
            Clear Channel Communications, Inc.(a)..    200       9,688
            Fox Entertainment Group, Inc.
             (Class "A" Stock)(a)..................    400       7,150
            Omnicom Group, Inc.....................    100       8,288
            Viacom, Inc. (Class "B" Stock)(a)......    400      18,700
            Walt Disney Co.........................  1,900      54,981
                                                           -----------
                                                               111,013
                                                           -----------
          Metal & Minerals -- 0.2%
            Alcoa, Inc.............................    100       3,350
            Massey Energy Co.......................    200       2,550
                                                           -----------
                                                                 5,900
                                                           -----------
          Oil & Gas -- 8.9%
            Alberta Energy Co., Ltd................    200       9,650
            Chevron Corp...........................    800      67,550
            Conoco, Inc. (Class "A" Stock).........    400      11,450
            Conoco, Inc. (Class "B" Stock).........    700      20,256
            Devon Energy Corp......................    100       6,097
            Dynegy, Inc. (Class "A" Stock).........    200      11,213
            Exxon Mobil Corp.......................  1,500     130,406
            Grant Prideco, Inc.(a).................    400       8,775
            Kinder Morgan, Inc.....................    600      31,312
            Royal Dutch Petroleum Co. ADR
             (Netherlands).........................    300      18,169
            Suncor Energy, Inc.....................    200       5,138
            Texaco, Inc............................    200      12,425
            Williams Cos., Inc.....................    300      11,981
                                                           -----------
                                                               344,422
                                                           -----------
          Paper & Forest Products -- 1.7%
            Bowater, Inc...........................    200      11,275
            Georgia-Pacific Corp...................    300       9,337
            International Paper Co.................    400      16,325
            Mead Corp..............................    100       3,138
            Temple-Inland, Inc.....................    200      10,725
            Weyerhaeuser Co........................    300      15,225
                                                           -----------
                                                                66,025
                                                           -----------

                                                                Value
        COMMON STOCKS                                  Shares  (Note 2)
        (Continued)                                    ------ ----------
        Railroads -- 2.1%
          Burlington Northern Santa Fe Corp...........    900 $   25,481
          Canadian Pacific, Ltd.......................    200      5,713
          CSX Corp....................................    500     12,969
          Union Pacific Corp..........................    700     35,525
                                                              ----------
                                                                  79,688
                                                              ----------
        Real Estate Investment Trust -- 0.5%
          Apartment Investment & Management Co.
           (Class "A" Stock)..........................    200      9,988
          Equity Residential Properties Trust.........    200     11,062
                                                              ----------
                                                                  21,050
                                                              ----------
        Retail -- 1.7%
          Albertson's, Inc............................    100      2,650
          AutoNation, Inc.............................    300      1,800
          Home Depot, Inc.............................    300     13,706
          Koninklijke Ahold NV, ADR (Netherlands).....    200      6,500
          Safeway, Inc.(a)............................    200     12,500
          Walgreen Co.................................    400     16,725
          Whole Foods Market, Inc.(a).................    200     12,225
                                                              ----------
                                                                  66,106
                                                              ----------
        Technology -- 2.0%
          BMC Software, Inc.(a).......................    200      2,800
          Brocade Communications Systems, Inc.(a).....    200     18,362
          Ceridian Corp.(a)...........................    200      3,988
          Cisco Systems, Inc.(a)......................    100      3,825
          Compaq Computer Corp........................    200      3,010
          Computer Associates International Inc.......    200      3,900
          Dell Computer Corp.(a)......................    100      1,744
          First Data Corp.............................    300     15,806
          Micromuse, Inc.(a)..........................    200     12,072
          Microsoft Corp.(a)..........................    100      4,338
          Rational Software Corp.(a)..................    200      7,787
                                                              ----------
                                                                  77,632
                                                              ----------
        Telecommunications -- 6.4%
          AT&T Corp...................................  1,700     29,431
          BellSouth Corp..............................  1,000     40,937
          CIENA Corp.(a)..............................    100      8,138
          General Motors Corp. (Class "H" Stock)(a)...    200      4,600
          Nextel Communications, Inc.
           (Class "A" Stock)(a).......................    100      2,475
          Qwest Communications International, Inc.(a).    300     12,300
          SBC Communications, Inc.....................  1,600     76,400
          Sprint Corp. (PCS Group)(a).................    200      4,088
          Verizon Communications......................  1,300     65,162
          WorldCom, Inc...............................    300      4,200
                                                              ----------
                                                                 247,731
                                                              ----------
        Utility - Electric -- 1.5%
          AES Corp.(a)................................    400     22,150
          Allegheny Energy, Inc.......................    200      9,638
          Duke Energy Corp............................    100      8,525
          Niagara Mohawk Holdings, Inc.(a)............    500      8,344
          Southern Co.................................    300      9,975
                                                              ----------
                                                                  58,632
                                                              ----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,912,601)...................................  3,111,481
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

December 31, 2000



                                                 Principal
                                                  Amount      Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENTS -- 19.5%                   --------- ----------
          U.S. Government & Agency Obligations -- 0.8%
            U.S. Treasury Bills,
             1.00%, 01/11/01(b).................      $  5 $    4,992
             1.00%, 01/18/01(b).................        25     24,927
                                                           ----------
                                                               29,919
                                                           ----------
          Repurchase Agreement -- 18.7%
            Joint Repurchase Agreement Account,
             5.96%, 01/02/01 (Note 5)...........       727    727,000
                                                           ----------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $756,919)................................    756,919
                                                           ----------
          TOTAL INVESTMENTS -- 99.8%
           (cost $3,669,520; Note 6)......................  3,868,400
                                                           ----------
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS (c)..................................     (5,400)
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.2%............................     12,641
                                                           ----------
          NET ASSETS -- 100.0%............................ $3,875,641
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)

(a) Non-income producing security.

(b) Security, or portion thereof, segregated as collateral for futures contracts

(c) Open futures contracts as of December 31, 2000 are as follows:

   Number of                Expiration  Value at      Value at
   Contracts       Type        Date    Trade Date December 31, 2000 Appreciation
---------------    ----     ---------- ---------- ----------------- ------------
Long Positions: S&P Barra
       4        Value Index     Mar 01   $632,752          $642,400       $9,648


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

December 31, 2000


LONG-TERM INVESTMENTS -- 93.6%
                                                             Value
                                                   Shares  (Note 2)
COMMON STOCKS                                      ------ -----------
Aerospace -- 3.2%
  Boeing Co.......................................    740 $    48,840
  United Technologies Corp........................  1,120      88,060
                                                          -----------
                                                              136,900
                                                          -----------
Banks and Savings & Loans -- 3.9%
  BankAmerica Corp................................    750      34,406
  Chase Manhattan Corp............................  1,480      67,247
  First Union Corp................................    300       8,344
  HSBC Holdings PLC...............................  1,480      21,772
  U.S. Bancorp....................................  1,230      35,901
                                                          -----------
                                                              167,670
                                                          -----------
Computers -- 1.3%
  Compaq Computer Corp............................  1,940      29,197
  Dell Computer Corp.(a)..........................  1,380      24,064
                                                          -----------
                                                               53,261
                                                          -----------
Computer Services -- 10.8%
  I2 Technologies, Inc.(a)........................    180       9,787
  Art Technology Group, Inc.(a)...................    350      10,697
  Brocade Communications Systems, Inc.(a).........    100       9,181
  Cabletron Systems, Inc.(a)......................  1,200      18,075
  Check Point Software Technologies, Ltd.(a)......     60       8,014
  Cisco Systems, Inc.(a)..........................  1,870      71,527
  Computer Sciences Corp.(a)......................    200      12,025
  Digex, Inc.(a)..................................    160       3,600
  E.Piphany, Inc.(a)..............................    325      17,530
  EMC Corp.(a)....................................    830      55,195
  Extreme Networks, Inc.(a).......................    560      21,910
  Inrange Technologies Corp. (Class "B" Stock)(a)     180       3,049
  JNI Corp.(a)....................................    715      16,222
  Micron Technology, Inc.(a)......................    950      33,725
  Microsoft Corp.(a)..............................  1,300      56,387
  Network Appliance, Inc.(a)......................    280      17,986
  Oracle Corp.(a).................................    930      27,028
  Rational Software Corp.(a)......................    500      19,469
  Redback Networks, Inc.(a).......................    130       5,330
  Veritas Software Corp.(a).......................    506      44,275
                                                          -----------
                                                              461,012
                                                          -----------
Drugs & Medical Supplies -- 5.7%
  American Home Products Corp.....................    780      49,569
  Bristol-Myers Squibb Co.........................  1,010      74,677
  Medtronic, Inc..................................    360      21,735
  Novartis AG.....................................     11      19,469
  Pfizer, Inc.....................................    980      45,080
  Pharmacia Corp..................................    540      32,940
                                                          -----------
                                                              243,470
                                                          -----------
Electronics -- 4.0%
  Fairchild Semiconductor Corp.
   (Class "A" Stock)(a)...........................    760      10,973
  Flextronics International, Ltd.(a)..............  2,420      68,970
  Intel Corp......................................    550      16,638
  QLogic Corp.(a).................................    290      22,330
  RadioShack Corp.................................    900      38,531
  Samsung Electronics.............................    100      12,490
  Xilinx Inc.(a)..................................     50       2,306
                                                          -----------
                                                              172,238
                                                          -----------

                                                                   Value
     COMMON STOCKS                                       Shares  (Note 2)
     (Continued)                                         ------ -----------
     Financial Services -- 6.7%
       Charles Schwab Corp..............................    300 $     8,513
       Citigroup, Inc...................................  1,109      56,628
       Federal Home Loan Mortgage Corp..................  1,100      75,762
       Federal National Mortgage Association............     70       6,073
       FleetBoston Financial Corp.......................  1,090      40,943
       Goldman Sachs Group, Inc.........................    310      33,151
       Lehman Brothers Holdings, Inc....................    490      33,136
       Morgan Stanley Dean Witter & Co..................    380      30,115
                                                                -----------
                                                                    284,321
                                                                -----------
     Gas Pipelines -- 2.0%
       Dynegy, Inc. (Class "A" Stock)...................    230      12,894
       Enron Corp.......................................    320      26,600
       Williams Cos., Inc...............................  1,110      44,331
                                                                -----------
                                                                     83,825
                                                                -----------
     Instrument - Controls -- 1.2%
       Applera Corp. - Applied Biosystems Group(a)......    540      50,794
                                                                -----------
     Insurance -- 4.8%
       ACE, Ltd.........................................    250      10,609
       AFLAC, Inc.......................................    410      29,597
       American International Group, Inc................    180      17,741
       CIGNA Corp.......................................     80      10,584
       Hartford Financial Services Group, Inc...........    810      57,206
       St. Paul Cos., Inc...............................    350      19,010
       UnumProvident Corp...............................  2,200      59,125
                                                                -----------
                                                                    203,872
                                                                -----------
     Leisure -- 0.6%
       Harrah's Entertainment, Inc.(a)..................    990      26,111
                                                                -----------
     Machinery -- 1.2%
       Deere & Co.......................................    500      22,906
       Ingersoll-Rand Co................................    670      28,056
                                                                -----------
                                                                     50,962
                                                                -----------
     Media -- 3.4%
       AT&T Corp. - Liberty Media Corp.
        (Class "A" Stock)(a)............................    440       5,968
       Clear Channel Communications, Inc.(a)............    400      19,375
       Comcast Corp. (Class "A" Stock)(a)...............  1,010      42,167
       Gannett Co., Inc.................................    220      13,874
       Infinity Broadcasting Corp. (Class "A" Stock)(a)   1,240      34,642
       UnitedGlobalCom, Inc. (Class "A" Stock)(a).......  1,220      16,623
       Viacom, Inc. (Class "B" Stock)(a)................    240      11,220
                                                                -----------
                                                                    143,869
                                                                -----------
     Miscellaneous - Basic Industry -- 4.7%
       AES Corp.(a).....................................  1,110      61,466
       Honeywell International, Inc.....................    430      20,345
       Tyco International, Ltd..........................  2,150     119,325
                                                                -----------
                                                                    201,136
                                                                -----------
     Miscellaneous - Consumer Growth/Stable -- 1.7%
       Corning, Inc.....................................  1,370      72,353
                                                                -----------
     Oil & Gas -- 1.1%
       Coastal Corp.....................................    520      45,923
                                                                -----------
     Oil - Exploration/Production -- 1.0%
       Conoco, Inc. (Class "B" Stock)...................  1,490      43,117
                                                                -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

December 31, 2000


                                                                Value
        COMMON STOCKS                                   Shares (Note 2)
        (Continued)                                     ------ --------
        Oil & Gas Services -- 11.6%
          Baker Hughes, Inc............................  1,350 $ 56,109
          Cooper Cameron Corp.(a)......................    660   43,601
          Global Marine, Inc.(a).......................  2,210   62,709
          Grant Pride, Inc.(a).........................  3,570   78,317
          Noble Drilling Corp.(a)......................    830   36,053
          Santa Fe International Corp..................  2,480   79,515
          Transocean Sedco Forex, Inc..................  1,340   61,640
          Weatherford International, Inc...............  1,580   74,655
                                                               --------
                                                                492,599
                                                               --------
        Real Estate Investment Trust -- 0.2%
          Pinnicle Holdings, Inc.(a)...................    740    6,706
                                                               --------
        Retail -- 5.3%
          CVS Corp.....................................    530   31,767
          Home Depot, Inc..............................    600   27,413
          Kroger Co.(a)................................  1,540   41,676
          Safeway, Inc.(a).............................    750   46,875
          The Gap, Inc.................................  1,200   30,600
          Wal-Mart Stores, Inc.........................    890   47,281
                                                               --------
                                                                225,612
                                                               --------
        Telecommunications -- 16.8%
          ADC Telecommunications, Inc.(a)..............  1,920   34,800
          Allegiance Telecom, Inc.(a)..................  1,960   43,641
          American Tower Corp. (Class "A" Stock)(a)....    300   11,363
          Cable & Wireless Optus, Ltd.(a)..............  8,340   17,289
          China Mobile, Ltd.(a) (Hong Kong)............  7,000   38,232
          China Mobile, Ltd., ADR(a) (Hong Kong).......    300    8,138
          CIENA Corp.(a)...............................    340   27,667
          Completel Europe NV(a).......................    620    2,138
          Cox Communications, Inc.(a)..................    150    6,984
          EchoStar Communications Corp.
           (Class "A" Stock)(a)........................  1,680   38,220
          General Motors Corp. (Class "H" Stock)(a)....  1,430   32,890
          Global Crossing, Ltd.(a).....................  3,630   51,954
          Libertel NV(a)...............................    790    8,871
          McLeodUSA, Inc. (Class "A" Stock)(a).........  1,800   25,425
          Metromedia Fiber Network, Inc.(a)............  1,700   17,212
          Nextel Partners, Inc. (Class "A" Stock)(a)...    780   13,114
          Nortel Networks Corp.........................  1,160   37,192
          NTL, Inc.(a).................................    800   19,150
          Partner Communications Co., Ltd., ADR
           (Israel)(a).................................  2,660   15,628
          Qwest Communications International, Inc.(a)..  1,160   47,560
          Sprint Corp.(a)..............................  2,380   48,641
          Tekelec(a)...................................    610   18,300
          Tele1 Europe Holding AB(a)...................    640    3,084
          Tele1 Europe Holding AB, ADR (Sweden)(a).....     30      139
          Telesystem International Wireless, Inc.(a)...    450    2,306
          United Pan-Europe Communications NV
           (Class ''A'' Stock)(a)......................  1,260   12,882
          Vodafone Group PLC........................... 15,200   55,731
          VoiceStream Wireless Corp.(a)................     70    7,044
          Williams Communications Group, Inc.(a).......    460    5,405
          Winstar Communications, Inc.(a)..............    550    6,428
          XO Communications, Inc. (Class "A" Stock)(a).  3,250   57,891
                                                               --------
                                                                715,319
                                                               --------

                                                             Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                           --------- ----------
          Utilities - Electric -- 2.4%
            Calpine Corp.(a)...................     1,770 $   79,761
            Edison International...............     1,000     15,625
            NiSource, Inc......................       160      4,920
                                                          ----------
                                                             100,306
                                                          ----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $4,210,686).............................  3,981,376
                                                          ----------

                                                Principal
                                                 Amount
          SHORT-TERM                              (000)
          INVESTMENTS -- 7.9%                   ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account
             (Note 5), 5.96%, 01/02/01
             (cost $335,000)...................    $  335    335,000
                                                          ----------
          TOTAL INVESTMENTS -- 101.5%
            (cost $4,545,686; Note 6)..................    4,316,376
                                                          ----------
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (1.5)%..............................    (62,603)
                                                          ----------
          NET ASSETS -- 100.0%........................... $4,253,773
                                                          ==========

The following abbreviations are used in portfolio descriptions:

                AB  Aktiebolag (Swedish Stock Company)
                ADR American Depository Receipt
                AG  Aktiengesellschaft (German Stock Company)
                NV  Naamloze Vennootschap (Dutch Corporation)
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                        SP MFS MID-CAP GROWTH PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 60.6%                       Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Agricultural Equipment -- 0.6%
  AGCO Corp...............................  2,900 $    35,163
                                                  -----------
Basic Industries -- 2.3%
  Smurfit-Stone Container Corp.(a)........    200       2,987
  W.W. Grainger, Inc......................  3,400     124,100
                                                  -----------
                                                      127,087
                                                  -----------
Commercial Services -- 1.1%
  NOVA Corp.(a)...........................  3,000      59,813
                                                  -----------
Computer Services -- 10.3%
  Cable Design Technologies Corp.(a)......  2,800      47,075
  Cabletron Systems, Inc.(a)..............    300       4,519
  Citrix Systems, Inc.(a).................  9,900     222,750
  Computer Network Technology Corp.(a)....    600      17,287
  CSG Systems International, Inc.(a)......  4,800     225,300
  Internap Network Services Corp.(a)......  6,000      43,500
  JNI Corp.(a)............................    200       4,538
  National Data Corp......................    300      10,987
                                                  -----------
                                                      575,956
                                                  -----------
Drugs & Medical Supplies -- 3.8%
  ArthroCare Corp.(a).....................    100       1,950
  Cytyc Corp.(a)..........................  2,700     168,919
  IntraBiotics Pharmaceuticals, Inc.(a)...  1,200      11,550
  United Therapeutics Corp.(a)............  2,100      30,975
                                                  -----------
                                                      213,394
                                                  -----------
Electronics -- 0.7%
  QLogic Corp.(a).........................    500      38,500
  Transmeta Corp.(a)......................     20         470
                                                  -----------
                                                       38,970
                                                  -----------
Internet -- 17.0%
  Akamai Technologies, Inc.(a)............  3,200      67,400
  CheckFree Corp.(a)......................  3,700     159,331
  CNET Networks, Inc.(a)..................  9,018     144,147
  Digex, Inc.(a)..........................    900      20,250
  Internet Security Systems, Inc.(a)......  2,900     227,469
  RSA Security, Inc.(a)...................  1,700      89,887
  S1 Corp.(a).............................  5,100      26,775
  SportsLine.com, Inc.(a).................    100         531
  Switchboard, Inc.(a)....................  1,200       3,563
  VeriSign, Inc.(a).......................  2,900     215,144
                                                  -----------
                                                      954,497
                                                  -----------
Oil & Gas Exploration & Production -- 5.8%
  Diamond Offshore Drilling, Inc..........    400      16,000
  EOG Resources, Inc......................  1,700      92,969
  Houston Exploration Co.(a)..............  1,500      57,187
  Newfield Exploration Co.(a).............  3,200     151,800
  Noble Affiliates, Inc...................    200       9,200
                                                  -----------
                                                      327,156
                                                  -----------

                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                            --------- ----------
          Oil & Gas Services -- 10.0%
            Apache Corp.........................     1,500 $  105,094
            BJ Services Co.(a)..................       100      6,887
            Cooper Cameron Corp.(a).............       800     52,850
            Global Industries, Inc.(a)..........     4,000     54,750
            Global Marine, Inc.(a)..............     1,400     39,725
            Noble Drilling Corp.(a).............     4,300    186,781
            Transocean Sedco Forex, Inc.........     2,500    115,000
                                                           ----------
                                                              561,087
                                                           ----------
          Publishing -- 1.1%
            Scholastic Corp.(a).................       700     62,037
                                                           ----------
          Real Estate Investment Trust
            Pinnacle Holdings, Inc.(a)..........       200      1,813
                                                           ----------
          Retail -- 1.0%
            BJ's Wholesale Club, Inc.(a)........     1,500     57,563
                                                           ----------
          Telecommunications -- 6.9%
            Allegiance Telecom, Inc.(a).........     2,000     44,531
            American Tower Corp.
             (Class "A" Stock)(a)...............     3,800    143,925
            Aware, Inc.(a)......................       200      3,550
            CIENA Corp.(a)......................       400     32,550
            EchoStar Communications Corp.
             (Class "A" Stock)(a)...............     5,700    129,675
            Metromedia Fiber Network, Inc.(a)...       500      5,062
            Mpower Communications Corp.(a)......       700      3,588
            Tekelec, Inc.(a)....................       700     21,000
                                                           ----------
                                                              383,881
                                                           ----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $3,631,088)..............................  3,398,417
                                                           ----------

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENT -- 38.7%                    --------- ----------
          REPURCHASE AGREEMENT
            Joint Repurchase Agreement Account,
             5.96%, 01/02/01
             (cost $2,171,000; Note 5)..........    $2,171  2,171,000
                                                           ----------
          TOTAL INVESTMENTS -- 99.3%
           (cost $5,802,088; Note 6)......................  5,569,417
          ASSETS IN EXCESS OF OTHER
           LIABILITIES -- 0.7%............................     41,488
                                                           ----------
          NET ASSETS -- 100.0%............................ $5,610,905
                                                           ==========

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                         SP PIMCO HIGH YIELD PORTFOLIO

December 31, 2000



                                                                   Moody's                     Principal
                                                                   Rating    Interest Maturity  Amount     Value
LONG-TERM INVESTMENTS -- 82.8%                                   (Unaudited)   Rate     Date     (000)    (Note 2)
CORPORATE BONDS                                                  ----------- -------- -------- --------- ----------
Broadcasting & Other Media -- 11.1%
  American Media Operations, Inc., Sr. Sub. Notes...............     B2        10.25% 05/01/09     $ 200 $  195,000
  Echostar DBS Corp., Sr. Notes.................................     B1        9.375% 02/01/09       200    194,000
  Hollinger International Publishing, Inc., Sr. Notes...........     Ba2       8.625% 03/15/05       250    247,500
  PRIMEDIA, Inc., Sr. Notes.....................................     Ba3       10.25% 06/01/04       250    250,000
                                                                                                         ----------
                                                                                                            886,500
                                                                                                         ----------
Cable -- 6.7%
  Adelphia Communications Corp., Sr. Notes......................     B2        7.875% 05/01/09       200    165,000
  British Sky Broadcasting Group PLC, Gtd. Notes................     Ba1        7.30% 10/15/06       200    183,936
  Charter Communication Holdings LLC, Sr. Notes.................     B2         8.25% 04/01/07       200    182,000
                                                                                                         ----------
                                                                                                            530,936
                                                                                                         ----------
Chemicals -- 2.4%
  Lyondell Chemical Co., Sr. Sec'd. Notes, Ser. A...............     Ba3       9.625% 05/01/07       200    194,000
                                                                                                         ----------
Drugs & Health Care -- 2.5%
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B................     Ba3       8.125% 12/01/08       200    201,500
                                                                                                         ----------
Energy -- 6.0%
  CMS Energy Corp., Sr. Notes...................................     Ba3        7.50% 01/15/09       300    276,000
  P&L Coal Holdings Corp., Sr. Notes, Ser. B....................     Ba3       8.875% 05/15/08       200    200,000
                                                                                                         ----------
                                                                                                            476,000
                                                                                                         ----------
Entertainment -- 4.9%
  Harrahs Operating Co., Inc., Gtd. Sr. Sub. Notes..............     Ba2       7.875% 12/15/05       200    198,000
  Park Place Entertainment Corp., Sr. Sub. Notes................     Ba2       7.875% 12/15/05       200    197,000
                                                                                                         ----------
                                                                                                            395,000
                                                                                                         ----------
Gaming -- 8.2%
  International Game Technology, Sr. Notes......................     Ba1       8.375% 05/15/09       200    198,000
  MGM Mirage, Inc., Sr. Notes...................................    Baa3        8.50% 09/15/10       250    256,715
  Mohegan Tribal Gaming Authority, Sr. Notes....................     Ba2       8.125% 01/01/06       200    200,000
                                                                                                         ----------
                                                                                                            654,715
                                                                                                         ----------
Lodging -- 6.1%
  HMH Properties, Inc., Sr. Notes, Ser. C.......................     Ba2        8.45% 12/01/08       300    289,500
  Host Marriott LP, Sr. Notes, Ser. D...........................     Ba2       8.375% 02/15/06       200    194,000
                                                                                                         ----------
                                                                                                            483,500
                                                                                                         ----------
Oil & Gas -- 7.8%
  Chesapeake Energy Corp., Sr. Notes, Ser. B....................     B2        9.625% 05/01/05       200    205,000
  Gulf Canada Resources, Ltd., Sr. Sub. Debs....................     Ba1        9.25% 01/15/04       200    202,412
  Pioneer Natural Resources Co., Sr. Notes......................     Ba2       9.625% 04/01/10       200    212,000
                                                                                                         ----------
                                                                                                            619,412
                                                                                                         ----------
Telecommunications -- 19.6%
  Global Crossings Holdings, Ltd., Sr. Notes....................     Ba2       9.625% 05/15/08       200    190,500
  Insight Midwest LP, Sr. Notes.................................     B1         9.75% 10/01/09       200    198,500
  Level 3 Communications, Inc., Sr. Notes.......................     B3        9.125% 05/01/08       200    160,000
  McLeod USA, Inc...............................................     B1        8.125% 02/15/09       200    173,000
  Nextel Communications, Inc., Sr. Notes........................     B1        9.375% 11/15/09       200    188,000
  Price Communications Wireless, Inc., Sr. Sec'd. Notes, Ser. B.     Ba2       9.125% 12/15/06       250    253,125
  Rogers Cantel, Inc., Sr. Sec'd. Notes.........................    Baa3        8.30% 10/01/07       250    251,250
  Williams Communications Group, Inc., Sr. Notes................     B2       10.875% 10/01/09       200    149,000
                                                                                                         ----------
                                                                                                          1,563,375
                                                                                                         ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

December 31, 2000

                                                              Moody's                     Principal
                                                              Rating    Interest Maturity  Amount     Value
                                                            (Unaudited)   Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                                 ----------- -------- -------- --------- ----------
Utilities -- 5.1%
  Calpine Corp., Sr. Notes.................................      Ba1       8.75% 07/15/07     $ 200 $  198,880
  The AES Corp., Sr. Notes.................................     Ba1       9.375% 09/15/10       200    205,000
                                                                                                    ----------
                                                                                                       403,880
                                                                                                    ----------
Waste Management -- 2.4%
  Allied Waste North America, Inc., Sr. Sub. Notes, Ser. B.     B2        10.00% 08/01/09       200    188,000
                                                                                                    ----------
TOTAL LONG-TERM INVESTMENTS
 (cost $6,592,272).................................................................................  6,596,818
                                                                                                    ----------
SHORT-TERM INVESTMENTS -- 14.4%
COMMERCIAL PAPER -- 7.5%
  Campbell Soup Co...................................................      6.31% 04/16/01       200    196,319
  General Electric Capital Corp......................................      6.51% 02/07/01       100     99,331
  General Motors Acceptance Corp.....................................      6.57% 01/24/01       200    199,161
  KFW International Finance, Inc.....................................      6.54% 01/12/01       100     99,800
                                                                                                    ----------
TOTAL COMMERCIAL PAPER
  (cost $594,611)................................................................................      594,611
                                                                                                    ----------
REPURCHASE AGREEMENT -- 6.9%
  Joint Repurchase Agreement Account;
   (cost $552,000; Note 5)...........................................      5.96% 01/02/01       552    552,000
                                                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,146,611).................................................................................  1,146,611
                                                                                                    ----------
TOTAL INVESTMENTS -- 97.2%
  (cost $7,738,883; Note 6)......................................................................    7,743,429
ASSETS IN EXCESS OF OTHER LIABILITIES -- 2.8%......................................................    219,200
                                                                                                    ----------
TOTAL NET ASSETS -- 100.0%......................................................................... $7,962,629
                                                                                                    ==========

The following abbreviations are used in portfolio descriptions:


LLC Limited Liability Company
PLC Public Limited Company (British Corporation)


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                        SP PIMCO TOTAL RETURN PORTFOLIO

December 31, 2000



                                                             Moody's                     Principal
                                                             Rating    Interest Maturity  Amount      Value
LONG-TERM INVESTMENTS -- 90.1%                             (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS                                            ----------- -------- -------- --------- -----------
Foreign Government Bonds -- 17.2%
  German Government Bonds (Germany).......................     Aaa        6.50% 07/04/27    $1,700 $ 1,847,384
                                                                                                   -----------
Shipbuilding -- 4.7%
  Puerto Quetzal Power LLC................................     NR         6.47% 06/15/12       500     503,360
                                                                                                   -----------
U.S. Government & Agency Obligations -- 21.1%
  United States Treasury Note.............................               3.375% 01/15/07     1,098   1,077,131
  United States Treasury Note.............................               3.625% 01/15/08       215     213,637
  United States Treasury Strips...........................                 Zero 02/15/15     1,550     710,163
  United States Treasury Strips...........................                 Zero 05/15/18       200      75,420
  United States Treasury Strips...........................                 Zero 11/15/18       500     183,330
                                                                                                   -----------
                                                                                                     2,259,681
                                                                                                   -----------
U.S. Government Mortgage Backed Securities -- 47.1%
  Federal Home Loan Mortgage Corp.........................                7.00% 03/15/10     1,000   1,069,840
  Federal Home Loan Mortgage Corp.........................                7.00% 07/15/05       250     262,343
  Government National Mortgage Association................                6.00% 01/23/31     1,250   1,212,888
  Government National Mortgage Association................                7.50% 01/23/31     1,450   1,474,925
  Government National Mortgage Association................                8.00% 01/23/31     1,000   1,026,250
                                                                                                   -----------
                                                                                                     5,046,246
                                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $9,394,332)................................................................................   9,656,671
                                                                                                   -----------
SHORT-TERM INVESTMENTS -- 56.2%
Other Corporate Obligations -- 9.3%
  Abbey National PLC......................................     P-1        6.52% 01/19/01       200     199,348
  Associates Corp. of North America.......................     P-1        6.53% 01/18/01       200     199,383
  Banc One Corp...........................................     P-1        6.53% 01/10/01       200     199,674
  General Motors Acceptance Corp..........................     P-1        6.53% 01/18/01       200     199,383
  Verizon Global Funding Corp.............................     P-1        6.53% 01/18/01       200     199,383
                                                                                                   -----------
                                                                                                       997,171
                                                                                                   -----------
U.S. Government Obligations -- 0.3%
  United States Treasury Bill.......................................     6.015% 02/01/01        25      24,871
                                                                                                   -----------
Repurchase Agreement -- 46.6%
  Joint Repurchase Agreement Account
   (cost $4,993,000, Note 5)........................................      5.96% 01/02/01     4,993   4,993,000
                                                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $6,015,042)................................................................................   6,015,042
                                                                                                   -----------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN -- 146.3%
 (cost $15,409,374; Note 6).......................................................................  15,671,713
                                                                                                   -----------
                                                                                         Contracts
                                                                                         ---------
OUTSTANDING CALL OPTIONS WRITTEN(a)
  U.S. Treasury Bills Futures, expiring 5/26/01 @ $112.00.                                       2        (781)
  U.S. Treasury Notes Futures, expiring 2/17/01 @ $105.00.                                       1        (969)
                                                                                                   -----------
TOTAL OUTSTANDING CALL OPTIONS WRITTEN
 (premium received $723)..........................................................................      (1,750)
                                                                                                   -----------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 146.3%
 (cost $15,408,651)...............................................................................  15,669,963
                                                                                                   -----------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (46.3%)..................................................  (4,957,794)
                                                                                                   -----------
NET ASSETS -- 100.0%.............................................................................. $10,712,169
                                                                                                   ===========

The following abbreviations are used in portfolio descriptions:

                LLC Limited Liability Company
                NR. Not Rated by Moody's or Standard & Poor's
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 76.2%                           Value
                                               Shares  (Note 2)
COMMON STOCKS                                  ------ -----------
Advertising -- 3.6%
  Interpublic Group of Cos., Inc..............  2,500 $   106,406
  TMP Worldwide, Inc.(a)......................  2,200     121,000
                                                      -----------
                                                          227,406
                                                      -----------
Agricultural Products & Services -- 0.9%
  Monsanto Co.(a).............................  2,200      59,538
                                                      -----------
Biotechnology -- 4.4%
  Abgenix, Inc.(a)............................    300      17,719
  Dyax Corp.(a)...............................    800      16,962
  Human Genome Sciences, Inc.(a)..............    800      55,450
  IDEC Pharmaceuticals Corp.(a)...............    200      37,912
  Millennium Pharmaceuticals, Inc.(a).........  1,000      61,875
  Protein Design Labs, Inc.(a)................  1,000      86,875
  Specialty Laboratories, Inc.(a).............    100       3,313
                                                      -----------
                                                          280,106
                                                      -----------
Broadcasting -- 3.4%
  Gemstar-TV Guide International, Inc.(a).....  3,000     138,375
  USA Networks, Inc.(a).......................  4,100      79,694
                                                      -----------
                                                          218,069
                                                      -----------
Cable & Pay Television Systems -- 0.5%
  Cablevision Systems Corp.
   (Class "A" Stock)(a).......................    400      33,975
                                                      -----------
Cellular Communications -- 3.4%
  American Tower Corp. (Class "A" Stock)(a)...  3,300     124,987
  Powertel, Inc.(a)...........................    200      12,388
  Western Wireless Corp. (Class "A" Stock)(a).  2,000      78,375
                                                      -----------
                                                          215,750
                                                      -----------
Computer Hardware -- 0.8%
  Dell Computer Corp.(a)......................  2,800      48,825
                                                      -----------
Computer Software & Services -- 8.7%
  Cadence Design Systems, Inc.(a).............  2,300      63,250
  Electronic Arts, Inc.(a)....................  2,600     110,825
  Lexmark International, Inc.(a)..............  1,700      75,331
  Parametric Technology Corp.(a)..............  4,100      55,094
  PeopleSoft, Inc.(a).........................    700      26,031
  Rational Software Corp.(a)..................  2,000      77,875
  RSA Security, Inc.(a).......................  1,500      79,313
  SmartForce PLC, ADR (Ireland)(a)............    800      30,050
  Synopsys, Inc.(a)...........................    700      33,206
                                                      -----------
                                                          550,975
                                                      -----------
Data Processing/Reproduction -- 2.9%
  CSG Systems International, Inc.(a)..........  3,300     154,894
  Fiserv, Inc.(a).............................    600      28,462
                                                      -----------
                                                          183,356
                                                      -----------
Diversified Industries -- 0.7%
  Corning, Inc................................    900      47,531
                                                      -----------
Electronics -- 0.5%
  Harman International Industries, Inc........    800      29,200
                                                      -----------
Electronic Components -- 6.4%
  C-MAC Industries, Inc.(a)...................    800      35,500
  Linear Technology Corp......................  1,200      55,500
  Micrel, Inc.(a).............................  1,400      47,163
  Sanmina Corp.(a)............................    900      68,962

                                                                Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Electronic Components (cont'd.)
          Solectron Corp.(a).........................  3,500 $   118,650
          Vitesse Semiconductor Corp.(a).............  1,500      82,969
                                                             -----------
                                                                 408,744
                                                             -----------
        Financial Services -- 3.4%
          Goldman Sachs Group, Inc...................    400      42,775
          Lehman Brothers Holdings, Inc..............    600      40,575
          Providian Financial Corp...................  1,100      63,250
          Stilwell Financial, Inc....................  1,800      70,987
                                                             -----------
                                                                 217,587
                                                             -----------
        Internet Content -- 3.5%
          CheckFree Corp.(a).........................  1,300      55,981
          Commerce One, Inc.(a)......................  1,400      35,438
          Digex, Inc.(a).............................  1,100      24,750
          VeriSign, Inc.(a)..........................  1,400     103,862
                                                             -----------
                                                                 220,031
                                                             -----------
        Internet Software -- 2.0%
          Macromedia, Inc.(a)........................  1,300      78,975
          RealNetworks, Inc.(a)......................  3,100      26,931
          Retek, Inc.(a).............................    743      18,111
                                                             -----------
                                                                 124,017
                                                             -----------
        Measuring & Control Instruments -- 1.8%
          Garmin, Ltd.(a)............................  1,800      35,550
          Tektronix, Inc.............................  2,400      80,850
                                                             -----------
                                                                 116,400
                                                             -----------
        Medical Products & Services -- 1.5%
          HEALTHSOUTH Corp.(a).......................  3,700      60,356
          Medimmune, Inc.(a).........................    800      38,150
                                                             -----------
                                                                  98,506
                                                             -----------
        Medical Technology -- 2.4%
          Affymetrix, Inc.(a)........................    700      52,106
          Applera Corp-Applied Biosystems Group......    700      65,844
          Incyte Genomics, Inc.(a)...................  1,500      37,313
                                                             -----------
                                                                 155,263
                                                             -----------
        Oil & Gas Services -- 3.4%
          BJ Services Co.(a).........................    900      61,988
          El Paso Energy Corp........................    900      64,462
          Smith International, Inc.(a)...............  1,200      89,475
                                                             -----------
                                                                 215,925
                                                             -----------
        Pharmaceuticals -- 10.3%
          Allergan, Inc..............................    700      67,769
          Andrx Group(a).............................  1,900     109,962
          Cephalon, Inc.(a)..........................    500      31,656
          Express Scripts, Inc. (Class "A" Stock)(a).    900      92,025
          Mylan Laboratories, Inc....................  1,400      35,263
          OSI Pharmaceuticals, Inc.(a)...............    200      16,025
          QLT, Inc.(a)...............................    700      19,600
          Sepracor, Inc.(a)..........................    900      72,113
          Teva Pharmaceutical Industries, Ltd.,
           ADR (Israel)..............................    800      58,600
          Watson Pharmaceuticals, Inc.(a)............  3,000     153,562
                                                             -----------
                                                                 656,575
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

December 31, 2000


                                                             Value
           COMMON STOCKS                            Shares  (Note 2)
           (Continued)                              ------ ----------
           Retail -- 0.2%
             Tiffany & Co..........................    300 $    9,488
                                                           ----------
           Semiconductors -- 3.6%
             Analog Devices, Inc.(a)...............    400     20,475
             LSI Logic Corp.(a)....................  4,500     76,905
             Microchip Technology, Inc.(a).........  1,000     21,938
             Texas Instruments, Inc................    900     42,637
             TriQuint Semiconductor, Inc.(a).......    600     26,213
             Xilinx Inc.(a)........................    900     41,512
                                                           ----------
                                                              229,680
                                                           ----------
           Telecommunications -- 2.9%
             AT&T Corp.- Liberty Media Corp.
              (Class "A" Stock)(a).................  6,800     92,225
             Level 3 Communications, Inc.(a).......  2,800     91,875
                                                           ----------
                                                              184,100
                                                           ----------
           Telecommunications Equipment -- 3.0%
             ADC Telecommunications, Inc.(a).......  4,900     88,812
             CIENA Corp.(a)........................    500     40,687
             SDL, Inc.(a)..........................    200     29,638
             Tellabs, Inc.(a)......................    600     33,900
                                                           ----------
                                                              193,037
                                                           ----------
           Utilities - Electric -- 2.0%
             NiSource, Inc.........................  1,700     52,275
             Public Service Enterprise Group, Inc..  1,500     72,938
                                                           ----------
                                                              125,213
                                                           ----------
           TOTAL LONG-TERM INVESTMENTS
            (cost $5,141,883).............................  4,849,297
                                                           ----------

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENT -- 23.3%                    --------- ----------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             5.96%, 01/02/01
             (cost $1,485,000; Note 5)..........    $1,485 $1,485,000
                                                           ----------
          TOTAL INVESTMENTS -- 99.5%
            (cost $6,626,883; Note 6)...................    6,334,297
                                                           ----------
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.5%............................     33,185
                                                           ----------
          TOTAL NET ASSETS -- 100.0%...................... $6,367,482
                                                           ==========

The following abbreviations are used in portfolio descriptions:


ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                       SP SMALL/MID CAP VALUE PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 90.9%                               Value
                                                   Shares  (Note 2)
COMMON STOCKS                                      ------ -----------
Advertising -- 0.3%
  Harte-Hanks, Inc................................    200 $     4,738
  R. H. Donnelley Corp.(a)........................    600      14,587
                                                          -----------
                                                               19,325
                                                          -----------
Aerospace -- 0.8%
  B.F. Goodrich Co................................    800      29,100
  Raytheon Co. (Class "A" Stock)..................    700      20,300
                                                          -----------
                                                               49,400
                                                          -----------
Airlines -- 1.0%
  Continental Airlines, Inc. (Class "B" Stock)(a).    500      25,812
  Northwest Airlines Corp. (Class "A" Stock)(a)...    700      21,088
  SkyWest, Inc....................................    600      17,250
                                                          -----------
                                                               64,150
                                                          -----------
Apparel -- 0.8%
  Brown Shoe Co., Inc.............................  2,200      28,600
  OshKosh B'Gosh, Inc. (Class "A" Stock)..........    300       5,550
  Pacific Sunwear of California, Inc.(a)..........    400      10,250
  Vans, Inc.(a)...................................    300       5,081
                                                          -----------
                                                               49,481
                                                          -----------
Appliances & Home Furnishings -- 2.4%
  Leggett & Platt, Inc............................  1,600      30,300
  Mohawk Industries, Inc.(a)......................    700      19,163
  Shaw Industries, Inc............................  2,800      53,025
  York International Corp.........................  1,400      42,962
                                                          -----------
                                                              145,450
                                                          -----------
Autos - Cars & Trucks -- 0.6%
  ArvinMeritor, Inc...............................    200       2,275
  Avis Group Holdings, Inc.(a)....................    100       3,256
  Lear Corp.(a)...................................    500      12,407
  Lithia Motors, Inc. (Class "A" Stock)(a)........    800       9,950
  TRW, Inc........................................    300      11,625
                                                          -----------
                                                               39,513
                                                          -----------
Banks and Savings & Loans -- 6.8%
  Astoria Financial Corp..........................    700      38,019
  Banknorth Group, Inc............................  1,000      19,937
  Commercial Federal Corp.........................    800      15,550
  IndyMac Bancorp, Inc............................  2,000      59,000
  M&T Bank Corp...................................    700      47,600
  Richmond County Financial Corp..................    600      15,675
  SouthTrust Corp.................................  1,300      52,894
  Summit Bancorp..................................    600      22,912
  TCF Financial Corp..............................  2,400     106,950
  Washington Federal, Inc.........................    800      22,750
  Webster Financial Corp..........................    600      16,988
                                                          -----------
                                                              418,275
                                                          -----------
Business Services -- 0.3%
  Gartner Group, Inc. (Class "B" Stock)(a)........    400       2,536
  Manpower, Inc...................................    300      11,400
  Proxicom, Inc.(a)...............................    900       3,713
  Right Management Consultants, Inc.(a)...........    200       3,150
                                                          -----------
                                                               20,799
                                                          -----------
Chemicals -- 4.3%
  Arch Chemicals, Inc.............................  1,700      30,175
  Crompton Corp...................................    400       4,200

            COMMON STOCKS                                   Value
                                                  Shares  (Note 2)
            (Continued)                           ------ -----------
            Chemicals (cont'd.)
              Engelhard Corp.....................    400 $     8,150
              IMC Global, Inc....................    300       4,669
              Ionics, Inc.(a)....................    300       8,513
              Lyondell Chemical Co...............  1,600      24,500
              Millennium Chemicals, Inc..........  4,300      77,937
              Praxair, Inc.......................    300      13,312
              Sherwin-Williams Co................    300       7,894
              Solutia, Inc.......................  3,100      37,200
              Spartech Corp......................  2,300      47,294
                                                         -----------
                                                             263,844
                                                         -----------
            Collectibles & Gifts -- 0.2%
              Ritchie Bros. Auctioneers, Inc.(a).    700      14,525
                                                         -----------
            Commercial Services -- 0.5%
              Ogden Corp.........................  1,600      24,600
              Pegasus Solutions, Inc.(a).........  1,000       6,938
                                                         -----------
                                                              31,538
                                                         -----------
            Computers -- 0.1%
              Kronos, Inc.(a)....................    200       6,188
                                                         -----------
            Computer Services -- 1.5%
              Affiliated Computer Services, Inc.
               (Class "A" Stock)(a)..............    600      36,412
              BISYS Group, Inc.(a)...............    300      15,637
              Ceridian Corp.(a)..................  1,000      19,937
              eLoyalty Corp.(a)..................    200       1,294
              Jupiter Media Metrix, Inc.(a)......    300       2,794
              Metricom, Inc.(a)..................    300       3,019
              Pinnacle Systems, Inc.(a)..........    800       5,900
              Progress Software Corp.(a).........    400       5,775
              Travelocity.com, Inc.(a)...........    300       3,638
                                                         -----------
                                                              94,406
                                                         -----------
            Computer Software & Services -- 1.2%
              Cadence Design Systems, Inc.(a)....    400      11,000
              J.D. Edwards & Co.(a)..............    900      16,031
              Moldflow Corp.(a)..................    100       2,288
              National Instruments Corp.(a)......    400      19,425
              Phoenix Technologies, Ltd.(a)......    500       6,742
              SpeechWorks International, Inc.(a).    100       4,906
              Sybase, Inc.(a)....................    400       7,925
              Tumbleweed Communications Corp.(a).    200       3,422
                                                         -----------
                                                              71,739
                                                         -----------
            Construction -- 1.9%
              D.R.Horton, Inc....................  1,000      24,437
              Fluor Corp.(a).....................    800      26,450
              Kaufman & Broad Home Corp..........    600      20,212
              Lafarge Corp.......................    700      16,538
              Lennar Corp........................    400      14,500
              Martin Marietta Materials, Inc.....    400      16,920
                                                         -----------
                                                             119,057
                                                         -----------
            Containers -- 0.3%
              Bemis Co., Inc.....................    200       6,713
              Smurfit-Stone Container Corp.(a)...    700      10,456
                                                         -----------
                                                              17,169
                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2000


      COMMON STOCKS                                              Value
                                                       Shares  (Note 2)
      (Continued)                                      ------ -----------
      Cosmetics & Soaps -- 0.3%
        Alberto-Culver Co. (Class "B" Stock)..........    400 $    17,125
                                                              -----------
      Distribution/ Wholesalers -- 0.8%
        Advanced Marketing Services, Inc..............    400       6,950
        BJ's Wholesale Club, Inc.(a)..................    700      26,863
        Handleman Co.(a)..............................    400       3,000
        Ingram Micro, Inc. (Class "A" Stock)(a).......    700       7,875
        ScanSource, Inc.(a)...........................    100       3,900
                                                              -----------
                                                                   48,588
                                                              -----------
      Diversified Manufacturing Operations -- 5.8%
        American Standard Cos., Inc.(a)...............    500      24,656
        Black & Decker Corp...........................  1,100      43,175
        Coflexip SA, ADR (France).....................    100       6,288
        Cooper Tire & Rubber Co.......................    400       4,250
        Danaher Corp..................................    200      13,675
        Eaton Corp....................................    200      15,037
        Federal Signal Corp...........................  2,100      41,212
        FMC Corp.(a)..................................    100       7,169
        Harman International Industries, Inc..........    200       7,300
        Hillenbrand Industries, Inc...................    700      36,050
        Pentair, Inc..................................  1,300      31,444
        Polymer Group, Inc............................    200       1,075
        Snap-on, Inc..................................  1,200      33,450
        SPX Corp.(a)..................................    100      10,819
        Stanley Works.................................  1,100      34,306
        Thermo Electron Corp.(a)......................  1,500      44,625
                                                              -----------
                                                                  354,531
                                                              -----------
      Drugs & Medical Supplies -- 2.2%
        AmeriSource Health Corp. (Class "A" Stock)(a)     600      30,300
        Bausch & Lomb, Inc............................    200       8,087
        Bindley Western Industries, Inc...............    600      24,937
        C.R. Bard, Inc................................    500      23,281
        Cygnus, Inc.(a)...............................    500       2,438
        DENTSPLY International, Inc...................    800      31,300
        Oxford Health Plans, Inc.(a)..................    400      15,800
        STERIS Corp.(a)...............................    100       1,613
                                                              -----------
                                                                  137,756
                                                              -----------
      Electronics -- 1.1%
        Belden, Inc...................................    500      12,688
        Engineered Support Systems, Inc...............    400       8,700
        Millipore Corp................................    400      25,200
        PerkinElmer, Inc..............................    200      21,000
                                                              -----------
                                                                   67,588
                                                              -----------
      Electronic Components -- 0.1%
        CommScope, Inc.(a)............................    200       3,313
                                                              -----------
      Energy -- 4.0%
        Dynegy, Inc. (Class "A" Stock)................  1,300      72,881
        Kinder Morgan, Inc............................  2,600     135,687
        Westcoast Energy, Inc.........................  1,400      34,213
                                                              -----------
                                                                  242,781
                                                              -----------
      Engineering -- 0.6%
        EMCOR Group, Inc.(a)..........................    400      10,200
        Jacobs Engineering Group, Inc.(a).............    200       9,237

           COMMON STOCKS                                     Value
                                                   Shares  (Note 2)
           (Continued)                             ------ -----------
           Engineering (cont'd.)
             McDermott International Inc..........    300 $     3,225
             URS Corp.(a).........................    900      13,219
                                                          -----------
                                                               35,881
                                                          -----------
           Environmental Services -- 0.8%
             Republic Services, Inc.(a)...........  1,900      32,656
             Tetra Tech, Inc.(a)..................    600      19,125
                                                          -----------
                                                               51,781
                                                          -----------
           Financial Services -- 4.3%
             Affiliated Managers Group, Inc.(a)...    300      16,463
             Ambac Financial Group, Inc...........    400      23,325
             BlackRock, Inc.(a)...................    300      12,600
             Commerce Bancorp, Inc................  1,200      82,050
             GreenPoint Financial Corp............    300      12,281
             Legg Mason, Inc......................    300      16,350
             MBIA, Inc............................    400      29,650
             Metris Cos., Inc.....................    200       5,263
             Neuberger Berman, Inc................    100       8,106
             Radian Group, Inc....................    400      30,025
             Synovus Financial Corp...............    700      18,856
             Waddell & Reed Financial, Inc.
              (Class "A" Stock)...................    200       7,525
                                                          -----------
                                                              262,494
                                                          -----------
           Food & Beverage -- 3.3%
             Adolph Coors Co. (Class "B" Stock)...    300      24,094
             Corn Products International, Inc.....  1,900      55,219
             Earthgrains Co.......................    300       5,550
             Keebler Foods Co.....................    600      24,862
             Nestle SA, ADR (Switzerland).........    800      91,800
                                                          -----------
                                                              201,525
                                                          -----------
           Healthcare -- 0.2%
             Wellpoint Health Networks, Inc.(a)...    100      11,525
                                                          -----------
           Hospitals/Healthcare Management -- 0.6%
             Trigon Healthcare, Inc.(a)...........    500      38,906
                                                          -----------
           Industrials -- 1.0%
             Kennametal, Inc......................    200       5,825
             Milacron, Inc........................  1,100      17,669
             MSC Industrial Direct Co., Inc.
              (Class "A" Stock)(a)................    300       5,419
             Oshkosh Truck Corp...................    100       4,400
             Parker-Hannifin Corp.................    700      30,887
                                                          -----------
                                                               64,200
                                                          -----------
           Insurance -- 4.7%
             Allmerica Financial Corp.............    400      29,000
             American International Group, Inc....    100       9,856
             AmerUs Group Co......................    200       6,475
             Arthur J. Gallagher & Co.............    300      19,087
             Brown & Brown........................    100       3,500
             Commerce Group, Inc..................  1,000      27,180
             E.W. Blanch Holdings, Inc............  1,000      17,438
             HCC Insurance Holdings, Inc..........  1,200      32,325
             Horace Mann Educators Corp...........    200       4,275
             Nationwide Financial Services, Inc.
              (Class "A" Stock)...................    700      33,250
             PMI Group, Inc.......................    400      27,075

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2000


         COMMON STOCKS                                         Value
                                                       Shares (Note 2)
         (Continued)                                   ------ --------
         Insurance (cont'd.)
           Protective Life Corp.......................  1,200 $ 38,700
           Reinsurance Group of America, Inc..........    300   10,650
           UnumProvident Corp.........................  1,000   26,875
                                                              --------
                                                               285,686
                                                              --------
         Leisure -- 1.3%
           Brunswick Corp.............................    600    9,863
           Callaway Golf Co...........................    800   14,900
           Mandalay Resort Group(a)...................    600   13,162
           Sabre Group Holdings Corp..................    800   34,500
           Six Flags, Inc.(a).........................    300    5,156
           WMS Industries, Inc.(a)....................    200    4,025
                                                              --------
                                                                81,606
                                                              --------
         Media -- 1.3%
           BHC Communications, Inc. (Class "A" Stock).    200   25,850
           E.W. Scripps Co. (Class "A" Stock).........    700   44,012
           Fox Entertainment Group, Inc.
            (Class "A" Stock)(a)......................    400    7,150
                                                              --------
                                                                77,012
                                                              --------
         Metals - Ferrous -- 0.1%
           USX-U. S. Steel Group......................    200    3,600
                                                              --------
         Mineral Resources -- 0.8%
           Massey Energy Co...........................    800   10,200
           Newmont Mining Corp........................    300    5,119
           Phelps Dodge Corp..........................    600   33,487
                                                              --------
                                                                48,806
                                                              --------
         Networking -- 0.3%
           Adaptec, Inc.(a)...........................    200    2,050
           Anixter International, Inc.(a).............    100    2,163
           Black Box Corp.(a).........................    100    4,831
           Cable Design Technologies Corp.(a).........    300    5,044
           Performance Technologies, Inc.(a)..........    300    4,087
                                                              --------
                                                                18,175
                                                              --------
         Oil & Gas -- 2.7%
           Conoco, Inc. (Class "A" Stock).............  1,200   34,350
           Rowan Cos., Inc.(a)........................    200    5,400
           Suncor Energy, Inc.........................    400   10,275
           Sunoco, Inc................................  1,600   53,900
           Tesoro Petroleum Corp.(a)..................  1,200   13,950
           Ultramar Diamond Shamrock Corp.............  1,600   49,400
                                                              --------
                                                               167,275
                                                              --------
         Oil & Gas Services -- 0.4%
           Oceaneering International, Inc.(a).........    600   11,663
           Smith International, Inc.(a)...............    200   14,912
                                                              --------
                                                                26,575
                                                              --------
         Paper & Forest Products -- 4.2%
           Alliance Forest Products, Inc.(a)..........  1,000    9,688
           Boise Cascade Corp.........................    600   20,175
           Bowater, Inc...............................    700   39,462
           Domtar, Inc................................    300    2,756
           Georgia-Pacific Corp. (Timber Group).......    200    5,988
           Louisiana-Pacific Corp.....................    700    7,088
           Mead Corp..................................    700   21,962

       COMMON STOCKS                                             Value
                                                         Shares (Note 2)
       (Continued)                                       ------ --------
       Paper & Forest Products (cont'd.)
         Temple-Inland, Inc.............................  1,100 $ 58,987
         Westvaco Corp..................................  1,200   35,025
         Willamette Industries, Inc.....................  1,200   56,325
                                                                --------
                                                                 257,456
                                                                --------
       Precious Metals -- 0.5%
         Stillwater Mining Co.(a).......................    700   27,545
                                                                --------
       Printing & Publishing -- 1.6%
         Harcourt General, Inc..........................    200   11,440
         Playboy Enterprises, Inc. (Class "A" Stock)(a).  1,400   13,912
         R.R. Donnelley & Sons Co.......................  2,100   56,700
         Reader's Digest Association, Inc.
          (Class "A" Stock).............................    400   15,650
         T/R Systems, Inc.(a)...........................    400    2,550
                                                                --------
                                                                 100,252
                                                                --------
       Real Estate Investment Trust -- 9.7%
         Alexandria Real Estate Equities, Inc...........    500   18,594
         AMB Property Corp..............................    900   23,231
         Apartment Investment & Management Co.
          (Class "A" Stock).............................    200    9,988
         Archstone Communities Trust....................    300    7,725
         Arden Reality, Inc.............................    500   12,563
         Avalonbay Communities, Inc.....................  1,000   50,125
         Boston Properties, Inc.........................    300   13,050
         BRE Properties, Inc. (Class "A" Stock).........    900   28,519
         CenterPoint Properties Corp....................  1,000   47,250
         Centex Corp....................................  1,000   37,562
         Cousins Properties, Inc........................    500   13,969
         Crescent Real Estate Equities Co...............  2,000   44,500
         Duke-Weeks Reality Corp........................    700   17,238
         General Growth Properties, Inc.................    100    3,619
         Glenborough Realty Trust, Inc..................  3,300   57,337
         Home Properties of New York, Inc...............    400   11,175
         Host Marriott Corp.............................    400    5,175
         Kimco Realty Corp..............................    400   17,675
         Liberty Property Trust.........................    800   22,850
         Public Storage, Inc............................  1,700   41,331
         Reckson Associates Reality Corp................  1,300   32,581
         Redwood Trust, Inc.............................    500    8,875
         Rouse Co.......................................    400   10,200
         Sun Communities, Inc...........................  1,000   33,500
         Taubman Centers, Inc...........................  2,600   28,437
                                                                --------
                                                                 597,069
                                                                --------
       Restaurants -- 2.2%
         CEC Entertainment, Inc.(a).....................    400   13,650
         Darden Restaurants, Inc........................  1,400   32,025
         Outback Steakhouse, Inc.(a)....................    900   23,287
         Wendy's International, Inc.....................  2,500   65,625
                                                                --------
                                                                 134,587
                                                                --------
       Retail -- 1.5%
         AnnTaylor Stores Corp.(a)......................    500   12,469
         Blair Corp.....................................    300    5,588
         Fred's, Inc....................................    700   14,744
         Linens 'n Things, Inc.(a)......................    400   11,050
         Neiman Marcus Group, Inc. (Class "A" Stock)(a)     600   21,337
         Pier 1 Imports, Inc............................    500    5,156

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

December 31, 2000


       COMMON STOCKS                                            Value
                                                       Shares  (Note 2)
       (Continued)                                     ------ ----------
       Retailers (cont'd.)
         Ultimate Electronics, Inc.(a)................    100 $    2,194
         Venator Group, Inc.(a).......................    200      3,100
         Whole Foods Market, Inc.(a)..................    300     18,337
                                                              ----------
                                                                  93,975
                                                              ----------
       Semiconductors -- 0.3%
         Cohu, Inc....................................    700      9,756
         Dallas Semiconductor Corp....................    400     10,250
                                                              ----------
                                                                  20,006
                                                              ----------
       Telecommunications -- 1.5%
         Allen Telecom, Inc.(a).......................    700     12,556
         Citizens Communications Co.(a)...............  2,100     27,562
         Commonwealth Telephone Enterprises, Inc.(a)..    100      3,500
         Harris Corp..................................    500     15,313
         Metro One Telecommunications, Inc.(a)........    800     20,000
         Triton PCS Holdings, Inc.(a).................    300     10,181
                                                              ----------
                                                                  89,112
                                                              ----------
       Transportation -- 2.7%
         C.H. Robinson Worldwide, Inc.................    400     12,575
         CNF, Inc.....................................  1,200     40,575
         CSX Corp.....................................  1,200     31,125
         Expeditors International of Washington, Inc..    300     16,106
         Kirby Corp.(a)...............................    200      4,200
         Landstar Systems, Inc.(a)....................  1,000     55,438
         Ryder System, Inc............................    200      3,325
                                                              ----------
                                                                 163,344
                                                              ----------
       Trucking/Shipping -- 0.1%
         USFreightways Corp...........................    200      6,016
                                                              ----------
       Utility - Electric -- 6.9%
         AES Corp.(a).................................    300     16,612
         Allegheny Energy, Inc........................  1,100     53,006
         Ameren Corp..................................    700     32,419
         Black Hills Corp.............................  1,700     76,075
         DPL, Inc.....................................  1,600     53,100
         Energy East Corp.............................  2,000     39,375
         IPALCO Enterprises, Inc......................    900     21,769
         Niagara Mohawk Holdings, Inc.(a).............  2,100     35,044
         PPL Corp.....................................  1,200     54,225
         SCANA Corp...................................  1,500     44,344
                                                              ----------
                                                                 425,969
                                                              ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $5,036,779)....................................  5,586,919
                                                              ----------

                                                Principal    Value
          SHORT-TERM                             Amount    (Note 2)
          U.S. Government Obligations -- 0.8%
            United States Treasury Bills(b)
             4.65%, 01/11/01(c)................      $ 25 $   24,958
             5.46%, 03/01/01(c)................        25     24,765
                                                          ----------
                                                              49,723
                                                          ----------
          Repurchase Agreement -- 8.2%
            Joint Repurchase Agreement Account
             5.96%, 01/02/01 (cost $502,000;
             Note 5)...........................       502    502,000
                                                          ----------

          TOTAL SHORT-TERM INVESTMENTS
           (cost $551,723)...............................    551,723
                                                          ----------
          TOTAL INVESTMENTS -- 99.9%
           (cost $5,588,502; Note 6).....................  6,138,642
                                                          ----------
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS (d) -- (0.1%).......................     (4,206)
                                                          ----------
          ASSETS IN EXCESS OF OTHER
           LIABILITIES -- 0.2%...........................      8,634
                                                          ----------
          NET ASSETS -- 100.0%........................... $6,143,070
                                                          ==========

The following abbreviations are used in portfolio descriptions:

              ADR American Depository Receipt.
              SA  Sociedad Anomia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a) Non-income producing security.
(b) Rate       quoted represents yield-to-maturity as of purchase date.
(c)            Security, or portion thereof, segregated as collateral for futures contracts.
(d)            Open futures contracts as of December 31, 2000 are as follows:

                                              Value at   Value at
   Number of                       Expiration  Trade   December 31,
   Contracts           Type           Date      Date       2000     Appreciation
   ---------    ------------------ ---------- -------- ------------ ------------
Long Positions:
       2        Russell 2000 Index     Mar 01 $478,012     $488,800      $10,788

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 95.7%                          Value
                                               Shares  (Note 2)
COMMON STOCKS                                  ------ ----------
Airlines -- 1.4%
  UAL Corp....................................  2,100 $   81,769
                                                      ----------
Financial Services -- 8.9%
  Chase Manhattan Corp........................  2,700    122,681
  Citigroup, Inc..............................  5,227    266,904
  MBNA Corp...................................  3,500    129,281
                                                      ----------
                                                         518,866
                                                      ----------
Internet -- 3.5%
  America Online, Inc.(a).....................  4,300    149,640
  Yahoo!, Inc.(a).............................  1,900     57,326
                                                      ----------
                                                         206,966
                                                      ----------
Media -- 7.1%
  Time Warner, Inc............................  2,000    104,480
  Viacom, Inc. (Class "B" Stock)(a)...........  6,700    313,225
                                                      ----------
                                                         417,705
                                                      ----------
Oil & Gas -- 2.6%
  BJ Services Co.(a)..........................  2,200    151,526
                                                      ----------
Pharmaceuticals -- 12.5%
  American Home Products Corp.................  3,000    190,650
  Eli Lilly and Co............................  1,700    158,206
  Pfizer, Inc.................................  8,300    381,800
                                                      ----------
                                                         730,656
                                                      ----------
Retail -- 16.7%
  Home Depot, Inc.............................  7,300    333,519
  Kohl's Corp.(a).............................  7,600    463,600
  Tiffany & Co................................  5,600    177,100
                                                      ----------
                                                         974,219
                                                      ----------
Technology -- 17.5%
  Applied Materials, Inc.(a)..................  3,600    137,475
  Cisco Systems, Inc.(a)...................... 10,100    386,325
  Dell Computer Corp.(a)......................  8,000    139,500
  EMC Corp.(a)................................  4,200    279,300
  Sun Microsystems, Inc.(a)...................  3,000     83,625
                                                      ----------
                                                       1,026,225
                                                      ----------
Telecommunications -- 25.5%
  Amdocs, Ltd.(a).............................  1,700    112,625
  AT&T Wireless Group(a)......................  8,300    143,694
  Corning, Inc................................  1,600     84,500
  JDS Uniphase Corp.(a).......................  4,500    187,594
  Nokia Oyj ADR (Finland).....................  7,500    326,250
  Nortel Networks Corp........................  3,100     99,394
  Qwest Communications International, Inc.(a).  3,800    155,800
  Vodafone Group PLC, ADR (United Kingdom).... 10,700    383,193
                                                      ----------
                                                       1,493,050
                                                      ----------
TOTAL LONG-TERM INVESTMENTS
 (cost $6,526,389)...................................  5,600,982
                                                      ----------

                                                Principal
                                                 Amount      Value
          SHORT-TERM                              (000)    (Note 2)
          INVESTMENTS -- 7.4%                   --------- ----------
          Repurchase Agreement
            Joint Repurchase Agreement Account
             5.96%, 01/02/01
             (cost $430,000; Note 5)...........      $430 $  430,000
                                                          ----------
          TOTAL INVESTMENTS -- 103.1%
           (cost $6,956,389; Note 6).....................  6,030,982
                                                          ----------
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (3.1)%..............................   (179,973)
                                                          ----------
          NET ASSETS -- 100.0%........................... $5,851,009
                                                          ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                             STOCK INDEX PORTFOLIO

December 31, 2000



          LONG-TERM INVESTMENTS -- 98.8%                   Value
                                              Shares     (Note 2)
          COMMON STOCKS                       ------- ---------------
          Advertising -- 0.1%
            Omnicom Group, Inc...............  65,700 $     5,444,887
                                                      ---------------
          Aerospace -- 1.3%
            Boeing Co........................ 318,536      21,023,376
            General Dynamics Corp............  71,000       5,538,000
            Lockheed Martin Corp............. 148,298       5,034,717
            Northrop Grumman Corp............  24,200       2,008,600
            Raytheon Co. (Class "B" Stock)... 123,018       3,821,247
            Rockwell International Corp......  64,400       3,067,050
            United Technologies Corp......... 166,600      13,098,925
                                                      ---------------
                                                           53,591,915
                                                      ---------------
          Airlines -- 0.3%
            AMR Corp.........................  55,300       2,167,069
            Delta Airlines, Inc..............  44,000       2,208,250
            Southwest Airlines Co............ 175,225       5,875,294
            US Airways Group, Inc.(a)........  25,100       1,018,119
                                                      ---------------
                                                           11,268,732
                                                      ---------------
          Apparel -- 0.1%
            Nike, Inc. (Class "B" Shares)(b).  96,800       5,402,650
            Reebok International, Ltd........  19,000         519,460
                                                      ---------------
                                                            5,922,110
                                                      ---------------
          Autos - Cars & Trucks -- 0.9%
            Cummins Engine Co., Inc..........  14,400         546,300
            Dana Corp........................  53,794         823,721
            Delphi Automotive Systems Corp... 206,044       2,317,995
            Ford Motor Co.................... 671,945      15,748,711
            General Motors Corp.............. 192,700       9,815,656
            Genuine Parts Co.................  65,925       1,726,411
            Johnson Controls, Inc............  32,000       1,664,000
            Navistar International Corp.(a)..  23,900         625,881
            PACCAR, Inc......................  29,160       1,436,130
            TRW, Inc.........................  44,200       1,712,750
            Visteon Corp.....................  57,964         666,586
                                                      ---------------
                                                           37,084,141
                                                      ---------------
          Banks and Savings & Loans -- 5.3%
            AmSouth Bancorporation........... 134,900       2,057,225
            Bank of New York Co., Inc........ 262,400      14,481,200
            Bank One Corp.................... 412,345      15,102,136
            BankAmerica Corp................. 584,444      26,811,368
            Capital One Financial Corp.......  70,200       4,620,037
            Charter One Financial, Inc.......  59,115       1,706,946
            Chase Manhattan Corp............. 460,441      20,921,288
            Comerica, Inc....................  54,250       3,221,094
            Fifth Third Bancorp.............. 164,400       9,822,900
            First Union Corp................. 354,378       9,856,138
            Firstar Corp..................... 345,460       8,031,945
            Golden West Financial Corp.......  56,600       3,820,500
            Huntington Bancshares, Inc.......  93,775       1,517,983
            KeyCorp.......................... 151,900       4,253,200
            Mellon Financial Corp............ 175,000       8,607,812
            National City Corp............... 215,200       6,187,000
            Northern Trust Corp..............  79,200       6,459,750
            PNC Bank Corp.................... 104,800       7,656,950
            Providian Financial Corp......... 105,100       6,043,250
            SouthTrust Corp..................  59,400       2,416,838
            State Street Corp................  57,100       7,092,391

                                                                Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- ---------------
      Banks and Savings & Loans (cont'd.)
        Summit Bancorp..........................    63,900 $     2,440,181
        Suntrust Banks, Inc.....................   107,700       6,785,100
        U.S. Bancorp............................   268,926       7,849,278
        Union Planters Corp.(b).................    46,900       1,676,675
        Wells Fargo & Co........................   593,360      33,042,735
                                                           ---------------
                                                               222,481,920
                                                           ---------------
      Chemicals -- 1.0%
        Air Products & Chemicals, Inc...........    79,000       3,239,000
        Dow Chemical Co.(b).....................   243,600       8,921,850
        Du Pont (E.I.) de Nemours & Co..........   370,391      17,894,515
        Eastman Chemical Co.....................    27,600       1,345,500
        Engelhard Corp..........................    49,875       1,016,203
        FMC Corp.(a)............................     8,800         630,850
        Great Lakes Chemical Corp...............    20,600         766,063
        Hercules, Inc...........................    37,400         712,938
        Praxair, Inc............................    59,100       2,622,562
        Rohm & Haas Co..........................    79,100       2,872,319
        Sigma-Aldrich Corp......................    27,400       1,077,162
        Union Carbide Corp......................    45,600       2,453,850
                                                           ---------------
                                                                43,552,812
                                                           ---------------
      Commercial Services -- 0.1%
        Cendant Corp.(a)(b).....................   255,618       2,460,323
        Convergys Corp.(a)(b)...................    45,700       2,070,781
        Deluxe Corp.............................    29,000         732,830
        Quintiles Transnational, Corp.(a).......    36,000         753,750
                                                           ---------------
                                                                 6,017,684
                                                           ---------------
      Computers -- 3.4%
        Apple Computer, Inc.(a).................   116,900       1,738,888
        Citrix Systems, Inc.(a).................    64,800       1,458,000
        Compaq Computer Corp....................   604,269       9,094,248
        Comverse Technology, Inc.(a)(b).........    52,000       5,648,500
        Dell Computer Corp.(a)(b)...............   923,500      16,103,531
        Hewlett-Packard Co......................   705,100      22,254,719
        International Business Machines Corp....   622,400      52,904,000
        Sun Microsystems, Inc.(a)............... 1,126,200      31,392,825
                                                           ---------------
                                                               140,594,711
                                                           ---------------
      Computer Services -- 10.1%
        Adaptec, Inc.(a)........................    37,500         384,375
        Adobe Systems, Inc......................    86,400       5,027,400
        America Online, Inc.(a)(b)..............   823,000      28,640,400
        Autodesk, Inc...........................    19,800         533,363
        Automatic Data Processing, Inc..........   223,600      14,156,675
        Avaya, Inc.(a)..........................    97,908       1,009,676
        BMC Software, Inc.(a)...................    90,300       1,264,200
        BroadVision, Inc.(a)....................    80,000         945,000
        Cabletron Systems, Inc.(a)..............    63,500         956,469
        Ceridian Corp.(a).......................    53,200       1,060,675
        Cisco Systems, Inc.(a)(b)............... 2,524,600      96,565,950
        Computer Associates International, Inc..   204,543       3,988,588
        Computer Sciences Corp.(a)..............    60,700       3,649,587
        Compuware Corp.(a)......................   133,600         835,000
        EMC Corp.(a)............................   770,874      51,263,121
        First Data Corp.........................   144,700       7,623,881
        Gateway, Inc.(a)........................   114,800       2,065,252
        Intuit, Inc.(a).........................    52,000       2,050,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Lexmark International, Inc.(a)...........    43,714 $     1,937,077
       Mercury Interactive Corp.(a).............    25,000       2,256,250
       Micron Technology, Inc.(a)(b)............   199,400       7,078,700
       Microsoft Corp.(a)....................... 1,863,100      80,811,962
       NCR Corp.(a).............................    31,300       1,537,613
       Network Appliance, Inc.(a)...............   110,400       7,086,300
       Novell, Inc.(a)..........................   126,100         658,084
       Oracle Corp.(a).......................... 1,991,920      57,890,175
       Palm, Inc.(a)............................   192,857       5,460,264
       Parametric Technology Corp.(a)...........    97,000       1,303,438
       Peoplesoft, Inc.(a)......................    96,000       3,570,000
       Sapient Corp.(a).........................    37,400         446,463
       Siebel Systems, Inc.(a)..................   142,600       9,643,325
       Symbol Technologies, Inc(b)..............    24,000         864,000
       Unisys Corp.(a)..........................   111,000       1,623,375
       VERITAS Software Corp.(a)(b).............   155,258      13,585,075
       Yahoo!, Inc.(a)..........................   194,400       5,844,150
                                                           ---------------
                                                               423,616,613
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         811,350
       Fluor Corp.(a)...........................    28,300         935,669
       Kaufman & Broad Home Corp................    16,166         544,592
       Pulte Corp...............................    14,500         611,719
       Vulcan Materials Co......................    37,600       1,800,100
                                                           ---------------
                                                                 4,703,430
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         455,756
                                                           ---------------
     Containers
       Ball Corp................................    10,900         502,081
       Bemis Co., Inc...........................    18,100         607,481
       Pactiv Corp.(a)..........................    58,900         728,888
                                                           ---------------
                                                                 1,838,450
                                                           ---------------
     Cosmetics & Soaps -- 1.7%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         817,719
       Avon Products, Inc.......................    85,100       4,074,162
       Clorox Co................................    82,000       2,911,000
       Colgate-Palmolive Co.(b).................   203,100      13,110,105
       Gillette Co..............................   373,200      13,481,850
       International Flavors & Fragrances, Inc..    39,400         800,312
       Procter & Gamble Co......................   462,804      36,301,189
                                                           ---------------
                                                                71,496,337
                                                           ---------------
     Diversified Consumer Products --
       0.9%
       Eastman Kodak Co.........................   112,200       4,417,875
       Philip Morris Cos., Inc..................   797,100      35,072,400
                                                           ---------------
                                                                39,490,275
                                                           ---------------
     Diversified Manufacturing Operations -- 4.0%
       General Electric Co.(b).................. 3,503,200     167,934,650
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    40,400       2,216,950
       Pitney Bowes, Inc........................    95,000       3,146,875
       Xerox Corp...............................   245,792       1,136,788
                                                           ---------------
                                                                 6,500,613
                                                           ---------------

                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Diversified Operations -- 0.4%
          Corning, Inc.......................   309,000 $    16,319,062
                                                        ---------------
        Drugs & Medical Supplies -- 12.2%
          Abbott Laboratories................   550,300      26,655,156
          Allergan, Inc......................    47,500       4,598,594
          ALZA Corp.(a)......................    71,400       3,034,500
          American Home Products Corp........   464,000      29,487,200
          Bard, (C.R.), Inc..................    19,000         884,688
          Bausch & Lomb, Inc.................    20,100         812,794
          Baxter International, Inc..........   103,600       9,149,175
          Becton Dickinson & Co..............    93,100       3,223,587
          Biogen, Inc.(a)....................    52,000       3,123,250
          Biomet, Inc........................    63,150       2,506,266
          Boston Scientific Corp.(a).........   151,800       2,077,763
          Bristol-Myers Squibb Co.(b)........   695,060      51,390,999
          Cardinal Health, Inc.(b)...........    98,450       9,808,081
          Guidant Corp.(a)...................   109,000       5,879,187
          Johnson & Johnson..................   491,500      51,638,219
          King Pharmaceuticals, Inc.(a)......    46,000       2,377,625
          Lilly (Eli) & Co.(b)...............   401,200      37,336,675
          Medtronic, Inc.....................   424,900      25,653,337
          Merck & Co., Inc...................   814,500      76,257,562
          Pfizer, Inc........................ 2,234,450     102,784,700
          Pharmacia & Upjohn, Inc.(b)........   457,356      27,898,716
          Schering-Plough Corp...............   518,400      29,419,200
          St. Jude Medical, Inc..............    30,300       1,861,556
          Stryker Corp.......................    50,000       2,529,500
          Watson Pharmaceuticals, Inc.(a)....    35,000       1,791,563
                                                        ---------------
                                                            512,179,893
                                                        ---------------
        Electrical Services -- 0.2%
          American Power Conversion(a).......    57,700         714,038
          Power-One, Inc.(a)(b)..............    20,000         786,250
          TXU Corp...........................    96,206       4,263,128
          Xcel Energy, Inc...................   117,295       3,408,886
                                                        ---------------
                                                              9,172,302
                                                        ---------------
        Electronics -- 5.2%
          Advanced Micro Devices, Inc.(a)(b).   108,200       1,494,513
          Altera Corp.(a)....................   136,000       3,578,500
          Analog Devices, Inc.(a)............   128,900       6,598,069
          Applied Materials, Inc.(a).........   285,400      10,898,712
          Broadcom Corp.(a)..................    77,200       6,484,800
          Conexant Systems, Inc.(a)..........    72,000       1,107,000
          Electronic Data Systems Corp.......   168,400       9,725,100
          Emerson Electric Co.(b)............   150,700      11,877,044
          Intel Corp......................... 2,383,900      71,665,994
          JDS Uniphase Corp.(a)..............   330,100      13,761,044
          KLA-Tencor Corp.(a)................    67,400       2,270,537
          Linear Technology Corp.............   106,800       4,939,500
          LSI Logic Corp.(a).................   110,800       1,893,572
          Maxim Integrated Products, Inc.(a).    98,600       4,714,312
          Molex, Inc.(b).....................    70,000       2,485,000
          National Semiconductor Corp.(a)....    65,400       1,316,175
          Novellus Systems, Inc.(a)..........    36,800       1,322,500
          Perkin Elmer, Inc..................    18,000       1,890,000
          Pinnacle West Capital Corp.........    29,000       1,381,125
          PPL Corp...........................    50,000       2,259,375
          QLogic Corp.(a)....................    22,000       1,694,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Electronics (cont'd.)
         RadioShack Corp.......................    66,660 $     2,853,881
         Sanmina Corp.(a)(b)...................    50,800       3,892,550
         Solectron Corp.(a)(b).................   218,000       7,390,200
         Tektronix, Inc........................    35,000       1,179,063
         Teradyne, Inc. (United States)(a).....    63,900       2,380,275
         Texas Instruments, Inc................   611,200      28,955,600
         Thomas & Betts Corp...................    23,800         385,263
         Vitesse Semiconductor Corp.(a)(b).....    54,000       2,986,875
         Xilinx, Inc.(a).......................   115,500       5,327,437
                                                          ---------------
                                                              218,708,016
                                                          ---------------
       Financial Services -- 7.7%
         Ambac Financial Group, Inc............    22,000       1,282,875
         American Express Co...................   473,600      26,018,400
         Bear, Stearns Cos., Inc...............    40,010       2,028,007
         Citigroup, Inc........................ 1,784,576      91,124,912
         Countrywide Credit Industries, Inc....    40,800       2,050,200
         Equifax, Inc(b).......................    52,300       1,500,356
         Federal Home Loan Mortgage Corp.......   248,300      17,101,662
         Federal National Mortgage
          Association..........................   358,200      31,073,850
         FleetBoston Financial Corp............   322,688      12,120,968
         Franklin Resources, Inc.(b)...........    86,700       3,303,270
         H&R Block, Inc........................    36,700       1,518,463
         Household International, Inc..........   170,358       9,369,690
         Lehman Brothers Holdings, Inc.........    87,400       5,910,425
         MBNA Corp.............................   293,268      10,832,587
         Merrill Lynch & Co., Inc..............   278,800      19,010,675
         Moody's Corp..........................    62,360       1,601,873
         Morgan (J.P.) & Co., Inc..............    56,250       9,309,375
         Morgan Stanley Dean Witter & Co.......   400,410      31,732,492
         Old Kent Financial Corp...............    38,850       1,699,687
         Paychex, Inc..........................   133,550       6,493,869
         Price (T. Rowe) Group, Inc............    36,000       1,521,563
         Regions Financial Corp................    83,100       2,269,669
         Schwab (Charles) Corp.................   480,700      13,639,862
         Stilwell Financial, Inc...............    81,100       3,198,381
         Synovus Financial Corp................    97,500       2,626,406
         The CIT Group, Inc. (Class "A" Stock).    69,500       1,398,688
         USA Education, Inc....................    55,900       3,801,200
         Washington Mutual, Inc(b).............   193,148      10,248,916
                                                          ---------------
                                                              323,788,321
                                                          ---------------
       Food & Beverage -- 4.0%
         Adolph Coors Co.......................    12,800       1,028,000
         Anheuser-Busch Cos., Inc.(b)..........   321,800      14,641,900
         Archer-Daniels-Midland Co.............   225,227       3,378,405
         Brown-Forman Corp. (Class "B" Stock)..    23,800       1,582,700
         Campbell Soup Co......................   148,700       5,148,737
         Coca-Cola Co..........................   876,800      53,430,000
         Coca-Cola Enterprises, Inc.(b)........   151,000       2,869,000
         ConAgra, Inc..........................   179,100       4,656,600
         General Mills, Inc....................   101,200       4,509,725
         Heinz (H.J.) & Co.....................   121,250       5,751,797
         Hershey Foods Corp.(b)................    49,500       3,186,562
         Kellogg Co............................   148,900       3,908,625
         PepsiCo, Inc..........................   510,900      25,321,481
         Quaker Oats Co........................    47,600       4,635,050
         Ralston Purina Group(b)...............   113,620       2,968,323

                                                             Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- ---------------
         Food & Beverage (cont'd.)
           Sara Lee Corp....................... 311,900 $     7,661,044
           Sysco Corp.......................... 233,200       6,996,000
           Unilever NV, ADR (Netherlands)...... 201,732      12,696,508
           Wrigley (William) Jr. Co............  39,600       3,794,175
                                                        ---------------
                                                            168,164,632
                                                        ---------------
         Forest Products -- 0.5%
           Boise Cascade Corp..................  19,886         668,667
           Georgia-Pacific Corp.(b)............  77,139       2,400,951
           International Paper Co.............. 173,267       7,071,459
           Louisiana-Pacific Corp..............  38,900         393,863
           Mead Corp...........................  37,400       1,173,425
           Potlatch Corp.......................  10,000         335,625
           Temple-Inland, Inc..................  20,000       1,072,500
           Westvaco Corp.......................  35,700       1,041,994
           Weyerhaeuser Co.(b).................  77,300       3,922,975
           Willamette Industries, Inc..........  35,900       1,685,056
                                                        ---------------
                                                             19,766,515
                                                        ---------------
         Gas Pipelines -- 0.8%
           Cinergy Corp........................  58,739       2,063,207
           Enron Corp.......................... 262,500      21,820,313
           Peoples Energy Corp.................  11,400         510,150
           Sempra Energy.......................  74,154       1,724,081
           Williams Cos., Inc.................. 157,100       6,274,181
                                                        ---------------
                                                             32,391,932
                                                        ---------------
         Hospitals/Healthcare Management -- 2.0%
           Aetna, Inc.(a)......................  49,312       2,024,874
           Agilent Technologies, Inc.(a)....... 158,413       8,673,112
           Amgen, Inc.(a)...................... 364,300      23,292,431
           Applera Corp.--Applied Biosysystems
            Group(a)...........................  77,400       7,280,438
           Chiron Corp.(a).....................  46,000       2,047,000
           Columbia/HCA Healthcare Corp........ 199,098       8,762,303
           Forest Laboratories, Inc.(a)........  25,000       3,321,875
           HEALTHSOUTH Corp.(a)................ 142,500       2,324,531
           Humana, Inc.(a).....................  58,100         886,025
           IMS Health, Inc..................... 110,520       2,984,040
           Manor Care, Inc.(a).................  40,850         842,531
           Mckesson HBOC, Inc.................. 101,107       3,628,730
           MedImmune, Inc.(a)..................  70,100       3,342,894
           Tenet Healthcare Corp.(a)........... 111,100       4,937,006
           UnitedHealth Group, Inc.(a)......... 115,200       7,070,400
           Wellpoint Health Networks, Inc.(a)..  22,400       2,581,600
                                                        ---------------
                                                             83,999,790
                                                        ---------------
         Household Products & Personal Care -- 0.4%
           Kimberly-Clark Corp................. 192,388      13,599,908
           Leggett & Platt, Inc................  64,000       1,212,000
                                                        ---------------
                                                             14,811,908
                                                        ---------------
         Housing Related -- 0.5%
           Loews Corp..........................  34,000       3,521,125
           Lowe's Cos., Inc.................... 137,900       6,136,550
           Masco Corp.......................... 161,200       4,140,825
           Maytag Corp.........................  26,400         853,050
           Newell Rubbermaid, Inc.(b)..........  98,249       2,235,165
           Stanley Works.......................  32,300       1,007,356
           Whirlpool Corp......................  27,300       1,301,869
                                                        ---------------
                                                             19,195,940
                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

December 31, 2000


                                                                Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                ---------- ---------------
     Human Resources
       Robert Half International, Inc.(a)......     36,000 $       954,000
                                                           ---------------
     Insurance -- 4.3%
       AFLAC, Inc..............................     94,200       6,800,062
       Allstate Corp...........................    258,288      11,251,671
       American General Corp...................     88,686       7,227,909
       American International Group, Inc.......    819,164      80,738,852
       Aon Corp................................     94,125       3,223,781
       Chubb Corp..............................     62,000       5,363,000
       CIGNA Corp..............................     55,800       7,382,340
       Cincinnati Financial Corp...............     55,700       2,203,631
       Conseco, Inc.(b)........................    118,259       1,559,541
       Hartford Financial Services Group, Inc..     77,200       5,452,250
       Jefferson-Pilot Corp....................     36,012       2,691,897
       Lincoln National Corp...................     68,800       3,255,100
       Marsh & McLennan Cos., Inc..............     96,100      11,243,700
       MBIA, Inc...............................     36,300       2,690,738
       MetLife, Inc.(b)........................    245,000       8,575,000
       MGIC Investment Corp....................     40,200       2,710,987
       Progressive Corp.(b)....................     27,000       2,797,875
       SAFECO Corp.............................     48,300       1,587,863
       St. Paul Cos., Inc......................     76,910       4,177,174
       Torchmark Corp..........................     41,800       1,606,688
       UnumProvident Corp......................     86,656       2,328,880
       Wachovia Corp...........................     74,200       4,312,875
                                                           ---------------
                                                               179,181,814
                                                           ---------------
     Leisure  -- 1.0%
       Brunswick Corp..........................     33,400         549,013
       Carnival Corp. (Class "A" Stock)........    214,700       6,615,444
       Disney (Walt) Co........................    740,801      21,436,929
       Harley-Davidson, Inc.(b)................    100,000       3,975,000
       Harrah's Entertainment, Inc.(a).........     38,750       1,022,031
       Hilton Hotels Corp......................    104,800       1,100,400
       Marriott International, Inc.
        (Class "A" Stock)......................     87,600       3,701,100
       Sabre Group Holdings, Inc.
        (Class "A" Stock)......................     42,419       1,829,319
       Starwood Hotels & Resorts Worldwide,
        Inc....................................     50,000       1,762,500
                                                           ---------------
                                                                41,991,736
                                                           ---------------
     Machinery -- 0.6%
       Briggs & Stratton Corp..................      7,800         346,125
       Caterpillar, Inc........................    120,900       5,720,081
       Cooper Industries, Inc..................     30,000       1,378,125
       Deere & Co..............................     85,200       3,903,225
       Dover Corp..............................     71,100       2,883,994
       Eaton Corp..............................     24,700       1,857,131
       Ingersoll-Rand Co.(b)...................     57,050       2,388,969
       Parker Hannifin Corp....................     41,225       1,819,053
       Snap-On, Inc............................     22,800         635,550
       Thermo Electron Corp.(a)................     57,000       1,695,750
       Timken Co...............................     21,500         325,188
                                                           ---------------
                                                                22,953,191
                                                           ---------------
     Media -- 2.4%
       Clear Channel Communications,
        Inc.(a)................................    199,200       9,648,750
       Comcast Corp. (Special Class "A")(a)....    323,900      13,522,825
       Dow Jones & Co., Inc....................     32,700       1,851,637
       Gannett Co., Inc.(b)....................     95,700       6,035,081

                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- ---------------
       Media (cont'd.)
         Interpublic Group of Cos., Inc.(b)...    105,100 $     4,473,319
         Knight-Ridder, Inc...................     26,800       1,524,250
         McGraw Hill, Inc.....................     69,000       4,045,125
         Meredith Corp........................     17,800         572,938
         New York Times Co.
          (Class "A" Stock)(b)................     59,500       2,383,719
         R.R. Donnelley & Sons, Co............     40,200       1,085,400
         Time Warner, Inc.....................    470,280      24,567,427
         Tribune Co...........................    110,600       4,672,850
         Viacom, Inc. (Class "B" Stock)(a)(b).    537,236      25,115,783
                                                          ---------------
                                                               99,499,104
                                                          ---------------
       Metals-Ferrous -- 0.1%
         Allegheny Technologies, Inc..........     34,940         554,672
         Nucor Corp...........................     31,200       1,238,250
         USX-U.S. Steel Group, Inc............     31,540         567,720
         Worthington Industries, Inc..........     34,000         274,125
                                                          ---------------
                                                                2,634,767
                                                          ---------------
       Metals-Non Ferrous -- 0.4%
         Alcan Aluminum, Ltd.(b)..............    109,350       3,738,403
         Alcoa, Inc...........................    304,576      10,203,296
         INCO, Ltd.(a)........................     67,200       1,126,272
                                                          ---------------
                                                               15,067,971
                                                          ---------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc............     75,817       3,828,758
         Phelps Dodge Corp....................     27,528       1,536,407
                                                          ---------------
                                                                5,365,165
                                                          ---------------
       Miscellaneous-Basic Industry -- 2.1%
         AES Corp.(a)(b)......................    153,400       8,494,525
         BB&T Corp............................    135,100       5,040,919
         Crane Co.............................     21,625         614,961
         Danaher Corp.........................     51,400       3,514,475
         Ecolab, Inc..........................     48,000       2,073,000
         Fortune Brands, Inc..................     56,500       1,695,000
         Homestake Mining Co..................     93,700         392,369
         Honeywell, Inc.......................    286,650      13,562,128
         Illinois Tool Works, Inc.............    106,900       6,367,231
         ITT Industries, Inc..................     37,900       1,468,625
         Millipore Corp.......................     16,200       1,020,600
         Pall Corp............................     44,000         937,750
         PPG Industries, Inc..................     60,400       2,797,275
         Sealed Air Corp.(a)..................     30,810         939,705
         Textron, Inc.........................     51,700       2,404,050
         Tyco International, Ltd..............    608,324      33,761,982
         W.W. Grainger, Inc...................     33,400       1,219,100
                                                          ---------------
                                                               86,303,695
                                                          ---------------
       Miscellaneous - Consumer Growth/
        Stable -- 0.4%
         American Greetings Corp.
          (Class "A" Stock)...................     24,800         234,050
         Black & Decker Corp..................     32,900       1,291,325
         Energizer Holdings, Inc.(a)..........          1              21
         Minnesota Mining & Manufacturing Co.     139,800      16,845,900
                                                          ---------------
                                                               18,371,296
                                                          ---------------
       Oil & Gas -- 5.3%
         Amerada Hess Corp....................     34,200       2,498,738
         Anadarko Petroleum Corp..............     85,663       6,088,926

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

December 31, 2000


                                                             Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Oil & Gas (cont'd.)
          Ashland Oil, Inc...................    23,100 $       829,059
          Chevron Corp.......................   230,700      19,479,731
          Coastal Corp.......................    75,700       6,685,256
          EOG Resources, Inc.................    35,000       1,914,063
          Exxon Mobil Corp................... 1,231,835     107,092,655
          Kerr-McGee Corp.(b)................    31,926       2,137,047
          Nabors Industries, Inc.(a).........    44,100       2,608,515
          NICOR, Inc.........................    16,200         699,638
          Phillips Petroleum Co..............    91,700       5,215,437
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   761,300      46,106,231
          Sunoco, Inc........................    29,200         983,675
          Texaco, Inc........................   194,882      12,107,044
          Unocal Corp........................    87,100       3,369,681
          USX--Marathon Corp.................   112,000       3,108,000
                                                        ---------------
                                                            220,923,696
                                                        ---------------
        Oil - Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   221,557       6,411,306
                                                        ---------------
        Oil & Gas Exploration & Production -- 0.1%
          Devon Energy Corp..................    40,000       2,438,800
          Occidental Petroleum Corp..........   136,000       3,298,000
                                                        ---------------
                                                              5,736,800
                                                        ---------------
        Oil & Gas Services -- 1.0%
          Apache Corp........................    42,100       2,949,631
          Baker Hughes, Inc..................   122,130       5,076,028
          Halliburton Co.....................   164,100       5,948,625
          Kinder Morgan, Inc.(b).............    28,000       1,461,250
          McDermott International, Inc.......    20,700         222,525
          ONEOK, Inc.........................    13,000         625,625
          PG&E Corp..........................   140,000       2,800,000
          Rowan Cos., Inc.(a)................    28,700         774,900
          Schlumberger, Ltd..................   204,300      16,331,231
          Tosco Corp.........................    49,000       1,662,938
          Transocean Sedco Forex, Inc.(b)....    72,433       3,331,918
                                                        ---------------
                                                             41,184,671
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   145,300       2,380,014
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    66,200         566,837
          Newmont Mining Corp................    61,503       1,049,395
          Placer Dome, Inc...................   121,000       1,164,625
                                                        ---------------
                                                              5,160,871
                                                        ---------------
        Railroads -- 0.3%
          Burlington Northern Sante Fe Corp..   141,126       3,995,630
          CSX Corp...........................    80,612       2,090,874
          Norfolk Southern Corp..............   141,300       1,881,056
          Union Pacific Corp.................    86,500       4,389,875
                                                        ---------------
                                                             12,357,435
                                                        ---------------
        Restaurants -- 0.5%
          Darden Restaurants, Inc............    44,300       1,013,362
          McDonald's Corp....................   477,300      16,228,200
          Tricon Global Restaurants, Inc.(a).    48,050       1,585,650
          Wendy's International, Inc.........    37,800         992,250
                                                        ---------------
                                                             19,819,462
                                                        ---------------

                                                              Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Retail -- 5.8%
         Albertson's, Inc.....................   149,244 $     3,954,966
         AutoZone, Inc.(a)....................    42,900       1,222,650
         Bed Bath & Beyond, Inc.(a)...........    98,000       2,192,750
         Best Buy Co., Inc.(a)................    75,000       2,217,187
         Circuit City Stores, Inc.............    75,200         864,800
         Consolidated Stores Corp.(a).........    40,200         427,125
         Costco Wholesale Corp.(a)............   159,432       6,367,315
         CVS Corp.............................   140,400       8,415,225
         Dillard's, Inc. (Class "A" Stock)....    37,750         445,922
         Dollar General Corp..................   109,803       2,072,532
         Federated Department Stores, Inc.(a).    76,500       2,677,500
         Harcourt General, Inc................    27,006       1,544,743
         Home Depot, Inc......................   822,819      37,592,543
         J.C. Penney Co., Inc.................   100,500       1,092,938
         Kmart Corp.(a).......................   181,400         963,688
         Kohl's Corp.(a)......................   118,000       7,198,000
         Kroger Co.(a)........................   288,800       7,815,650
         Liz Claiborne, Inc...................    23,400         974,025
         Longs Drug Stores, Inc...............    13,700         330,513
         May Department Stores Co.............   102,400       3,353,600
         Nordstrom, Inc.......................    46,300         842,081
         Office Depot, Inc.(a)................   115,000         819,375
         Safeway, Inc.(a).....................   174,600      10,912,500
         Sears, Roebuck & Co..................   118,000       4,100,500
         Sherwin-Williams Co..................    53,800       1,415,613
         Staples, Inc.(a).....................   162,200       1,915,987
         Starbucks Corp.(a)...................    56,200       2,486,850
         Supervalu, Inc.......................    46,800         649,350
         Target Corp..........................   322,368      10,396,368
         The Gap, Inc.........................   303,687       7,744,018
         The Limited, Inc.....................   151,896       2,591,725
         Tiffany & Co.(b).....................    43,300       1,369,363
         TJX Cos., Inc........................   104,400       2,897,100
         Toys 'R' Us, Inc.(a).................    75,450       1,259,072
         Wal-Mart Stores, Inc................. 1,582,100      84,049,062
         Walgreen Co..........................   357,300      14,939,606
         Winn-Dixie Stores, Inc...............    48,900         947,438
                                                         ---------------
                                                             241,059,680
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    38,600       1,404,075
         Cooper Tire & Rubber Co..............    28,800         306,000
         Goodyear Tire & Rubber Co............    58,000       1,333,420
                                                         ---------------
                                                               3,043,495
                                                         ---------------
       Telecommunications -- 7.9%
         ADC Telecommunications, Inc.(a)......   262,400       4,756,000
         Alltel Corp..........................   114,000       7,117,875
         Andrew Corp.(a)......................    29,112         633,186
         AT&T Corp............................ 1,331,967      23,059,679
         BellSouth Corp.......................   664,500      27,202,969
         CenturyTel, Inc......................    51,200       1,830,400
         Global Crossing, Ltd.(a)(b)..........   301,105       4,309,565
         Lucent Technologies, Inc............. 1,174,905      15,861,217
         Motorola, Inc........................   780,695      15,809,074
         Nextel Communications, Inc.
          (Class "A" Stock) (a)(b)............   270,000       6,682,500
         Nortel Networks Corp................. 1,068,280      34,251,727

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2000


                                                               Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Telecommunications (cont'd.)
         Qualcomm, Inc.(a).....................   265,700 $    21,837,219
         Qwest Communications International,
          Inc.(a)..............................   581,647      23,847,527
         SBC Communications, Inc............... 1,199,077      57,255,927
         Scientific-Atlanta, Inc...............    57,600       1,875,600
         Sprint Corp.(b).......................  318,5000       6,469,531
         Sprint Corp. (PCS Group)(a)(b)........   319,000       6,519,563
         Tellabs, Inc.(a)......................   149,400       8,441,100
         Verizon Communications................   963,638      48,302,355
         Worldcom, Inc......................... 1,017,458      14,308,003
                                                          ---------------
                                                              330,371,017
                                                          ---------------
       Textiles
         National Service Industries, Inc......    14,700         377,606
         VF Corp...............................    42,836       1,552,377
                                                          ---------------
                                                                1,929,983
                                                          ---------------
       Tobacco
         UST, Inc.(b)..........................    59,100       1,658,494
                                                          ---------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc...........................    64,150         681,594
         Mattel, Inc...........................   152,381       2,200,381
                                                          ---------------
                                                                2,881,975
                                                          ---------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a)..............   100,840       4,029,566
         Ryder System, Inc.....................    20,600         342,475
                                                          ---------------
                                                                4,372,041
                                                          ---------------
       Utilities - Electric & Gas -- 0.5%
         Dynegy, Inc. (Class "A" Stock)........    99,000       5,550,187
         Exelon Corp...........................   114,875       8,065,374
         KeySpan Corp..........................    37,700       1,597,537
         NiSource, Inc.(b).....................    47,000       1,445,250
         NiSource, Inc.-sails(a)(b)............    30,250          83,188
         Progress Energy, Inc..................    92,814       4,565,289
                                                          ---------------
                                                               21,306,825
                                                          ---------------
       Utilities - Electric -- 1.8%
         Allegheny Energy, Inc.................    26,000       1,252,875
         Ameren Corp...........................    47,500       2,199,844
         American Electric Power Co., Inc.(b)..   118,940       5,530,710
         Calpine Corp.(a)......................    85,000       3,830,312
         CMS Energy Corp.(b)...................    43,100       1,365,731
         Consolidated Edison, Inc.(b)..........    73,100       2,814,350
         Constellation Energy Group............    53,550       2,413,097
         Dominion Resources, Inc...............    85,842       5,751,414
         DTE Energy Co.(b).....................    53,600       2,087,050
         Duke Energy Co........................   132,831      11,323,843
         Edison International..................   122,800       1,918,750
         El Paso Energy Corp.(b)...............    80,900       5,794,462
         Entergy Corp..........................    82,700       3,499,244
         FirstEnergy Corp.(b)..................    79,100       2,496,594
         FPL Group, Inc.(b)....................    63,700       4,570,475
         GPU, Inc..............................    46,200       1,700,737
         Niagara Mohawk Holdings, Inc.(a)......    64,600       1,078,013
         Progress Energy, Inc..................    36,000          16,200
         Public Service Enterprise Group, Inc..    75,400       3,666,325

                                                              Value
        COMMON STOCKS                           Shares       (Note 2)
        (Continued)                           ----------- --------------
        Utilities - Electric (cont'd.)
          Reliant Energy, Inc..............       107,410 $    4,652,196
          Southern Co......................       230,200      7,654,150
                                                          --------------
                                                              75,616,372
                                                          --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a).        68,000        990,250
          Waste Management, Inc............       221,630      6,150,232
                                                          --------------
                                                               7,140,482
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,435,320,644)...........................  4,133,790,691
                                                          --------------

                                    Moody's    Principal
        SHORT-TERM                  Ratings     Amount
        INVESTMENTS               (Unaudited)    (000)
         -- 6.6%                  ----------- -----------
        Commercial Paper -- 4.5%
          American Electric Power,
           7.90%, 01/22/01(c)....          P2 $    10,000      9,956,111
          Apache Corp.,
           7.20%, 01/02/01(c)....          P2       1,711      1,711,000
          Cox Enterprises, Inc.,
           7.80%, 01/26/01(c)....          P2       7,030      6,993,444
          Infinity Broadcasting Corp.,
           7.85%, 01/22/01(c)....          P2      10,000      9,956,389
          Invensys PLC,
           7.50%, 02/06/01(c)....          P2      30,173     29,952,988
           7.50%, 02/09/01(c)....          P2      12,420     12,321,675
          PHH Corp.,
           7.80%, 01/31/01(c)....          P2      15,518     15,420,495
          Reed Elsevier,
           7.20%, 01/29/01(c)....          P1      20,000     19,892,000
          Sprint Capital Corp.,
           7.50%, 02/09/01(c)....          P2      17,036     16,901,132
          Tennessee Gas &
           Pipeline,
           7.40%, 01/30/01(c)....          NR      42,500     42,255,389
          MCI WorldCom, Inc.,
           7.35%, 01/31/01(c)....          P2      23,000     22,863,821
                                                          --------------
                                                             188,224,444
                                                          --------------
        Mutual Funds -- 0.8%
          Prudential Core Investment
           Fund--Taxable Money Market
           Series(c).......................        34,812     34,812,029
                                                          --------------
        U.S. Government Obligations -- 0.1%
          United States Treasury Bill,
           5.52%, 03/15/01(d).............          4,500      4,442,040
                                                          --------------
        Repurchase Agreement -- 1.2%
          Joint Repurchase Agreement
           Account,                                50,351     50,351,000
                                                          --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $277,829,513).............................    277,829,513
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

December 31, 2000



              SHORT-TERM                                Value
              INVESTMENTS                             (Note 2)
              (Continued)                     -    --------------
              TOTAL INVESTMENTS -- 105.4%
               (cost $2,713,150,157; Note 6)...... $4,411,620,204
              VARIATION MARGIN ON OPEN FUTURES
               CONTRACTS(e).......................       (714,350)
              OTHER LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (5.4)%...................   (224,872,080)
                                           -       --------------
              NET ASSETS -- 100.0%................ $4,186,033,774
                                           =       ==============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                PLC Public Limited Company (British Corporation)

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $212,053,868; cash collateral of $221,745,129 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.
(d) Security segregated as collateral for futures contracts.
(e) Open futures contracts as of December 31, 2000 are as follows:

   Number of                  Expiration  Value at       Value at
   Contracts        Type         Date    Trade Date  December 31, 2000 Depreciation
Long Positions:
      157       S&P 500 Index     Mar 01 $54,697,000       $52,398,750   $2,298,250
                                                                         ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty-four Portfolios: Global Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and Stock Index Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stock of companies whose earnings the portfolio managers expect to grow more than 15% per year.

       SP AIM Growth and Income Portfolio: Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.


                                      C1

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.


                                      C2

       The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2000, the Global Portfolio had 67,161,526 Euro on deposit with a single financial institution.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


                                      C3

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. Until a Portfolio replaces a borrowed security in a short sale, it will set aside liquid assets equal to the current market value of the security sold short or otherwise cover the short position. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2000, PSI has been compensated by the following amounts:

                                      C4

                      Global Portfolio..................... $250,753
                      Prudential Jennison Portfolio........  192,146
                      Stock Index Portfolio................   53,732

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. Each Portfolio will set aside liquid assets to cover its current obligations under the swap. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain Portfolios of the Series Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolios commenced operations, except for SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio and SP Growth Asset Allocation Portfolio which have been paid by the investment manager.

       Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of

                                      C5

       Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the period ended December 31, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI"), accumulated net realized gain (loss) on investments ("G/L") and paid-in capital in excess of par ("PC") by the following amounts:

                     Portfolio                           UNI          G/L          PC
                     ---------                       ----------  ------------  ----------
Global Portfolio (a) (b) (c)........................ $9,600,868  $(10,975,867) $1,374,999
Prudential Jennison Portfolio (a)...................         33           (33)          0
SP AIM Aggressive Growth Portfolio (d)(e)...........      3,252             0      (3,252)
SP AIM Growth and Income Portfolio (d)(f)...........        616             0        (616)
SP Alliance Large Cap Growth Portfolio (d)..........        460             0        (460)
SP Alliance Technology Portfolio (d)(f).............      2,341             0      (2,341)
SP Davis Value Portfolio (d)........................        859             0        (859)
SP Deutsche International Equity Portfolio (a)(d)...     (7,496)        8,050        (554)
SP INVESCO Small Company Growth Portfolio (d)(e)....      1,345             0      (1,345)
SP Jennison International Growth Portfolio (a)(d)(e)    (20,154)       26,448      (6,294)
SP Large Cap Value Portfolio (d)(f).................      1,667             0      (1,667)
SP MFS Capital Opportunities Portfolio (a)(d).......      1,582        (1,366)       (216)
SP MFS Mid-Cap Growth Portfolio (d).................        327             0        (327)
SP PIMCO High Yield Portfolio (d)...................        524             0        (524)
SP PIMCO Total Return Portfolio (a)(d)..............      1,987        (1,187)       (800)
SP Prudential U.S. Emerging Growth Portfolio (d)....        543             0        (543)
SP Small/Mid-Cap Value Portfolio (d)................        352             0        (352)
SP Strategic Partners Focused Growth Portfolio (d)..        440             0        (440)

       (a) Reclassification of net foreign currency gain (loss).
       (b) Reclassification of gains from passive foreign investment companies.
       (c) Reclassification of other permanent book/tax differences.
       (d) Reclassification of expenses not deductible for tax purposes.
       (e) Reclassification of net investment loss.
       (f) Reclassification of distributions in excess of net investment income.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Prior to September 29, 2000, The Prudential Insurance Company of America ("The Prudential") served as the investment manager (the change in manager approved by Series Fund's Board of Directors on September 29, 2000 and by Contractholders on January 31, 2001). PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Bankers Trust Company ("Bankers"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS") and Pacific Investment Management Company LLC ("PIMCO") (collectively, the "Subadvisors"), under which each provides investment advisory services for certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      C6

       The management fee paid to PIFM and The Prudential was computed daily and payable quarterly, at the annual rates specified below, based on the value of each of the Portfolio's average daily net assets. Beginning January 1, 2001, the management fee is payable monthly.

                                                           Management
                              Portfolio                       Fee
                              ---------                    ---------
           Global Portfolio...............................      0.75%
           Money Market Portfolio.........................      0.40
           Prudential Jennison Portfolio..................      0.60
           SP Aggressive Growth Asset Allocation Portfolio      0.05
           SP AIM Aggressive Growth Portfolio.............      0.95
           SP AIM Growth and Income Portfolio.............      0.85
           SP Alliance Large Cap Growth Portfolio.........      0.90
           SP Alliance Technology Portfolio...............      1.15
           SP Balanced Asset Allocation Portfolio.........      0.05
           SP Conservative Asset Allocation Portfolio.....      0.05
           SP Davis Value Portfolio.......................      0.75
           SP Deutsche International Equity Portfolio.....      0.90
           SP Growth Asset Allocation Portfolio...........      0.05
           SP INVESCO Small Company Growth Portfolio......      0.95
           SP Jennison International Growth Portfolio.....      0.85
           SP Large Cap Value Portfolio...................      0.80
           SP MFS Capital Opportunities Portfolio.........      0.75
           SP MFS Mid-Cap Growth Portfolio................      0.80
           SP PIMCO High Yield Portfolio..................      0.60
           SP PIMCO Total Return Portfolio................      0.60
           SP Prudential U.S. Emerging Growth Portfolio...      0.60
           SP Small/Mid-Cap Value Portfolio...............      0.90
           SP Strategic Partners Focused Growth Portfolio.      0.90
           Stock Index Portfolio..........................      0.35

       The Subadvisors provide investment advisory services to the Portfolios as follows. In the case of SP Strategic Partners Focused Growth Portfolio, each Subadvisor provides services to a segment of the
       Portfolio:

                            Portfolio                    Subadvisor(s)
                            ---------                    -------------
          Global Portfolio.............................. Jennison
          Money Market Portfolio........................ PIC
          Prudential Jennison Portfolio................. Jennison
          SP AIM Aggressive Growth Portfolio............ AIM
          SP AIM Growth and Income...................... AIM
          SP Alliance Large Cap Growth Portfolio........ Alliance
          SP Alliance Technology Portfolio.............. Alliance
          SP Davis Value Portfolio...................... Davis
          SP Deutsche International Equity Portfolio.... Bankers
          SP INVESCO Small Company Growth Portfolio..... INVESCO
          SP Jennison International Growth Portfolio.... Jennison
          SP Large Cap Value Portfolio.................. Fidelity
          SP MFS Capital Opportunities Portfolio........ MFS
          SP MFS Mid-Cap Growth Portfolio............... MFS
          SP PIMCO High Yield Portfolio................. PIMCO
          SP PIMCO Total Return Portfolio............... PIMCO
          SP Prudential U.S. Emerging Growth Portfolio.. Jennison
          SP Small/Mid-Cap Value Portfolio.............. Fidelity
          SP Strategic Partners Focused Growth Portfolio Alliance,
                                                         Jennison
          Stock Index Portfolio......................... PIC

       PIC was the Subadvisor for the Global Portfolio until October 2, 2000, the date on which the Series Fund's Board of Directors approved the change to Jennison; the change was approved by Contractholders on January 31, 2001.

                                      C7

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the Global Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio and SP Growth Asset Allocation Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                            Expense
                               Portfolio                     Limit
                               ---------                    ------
             Money Market Portfolio........................   0.75%
             Prudential Jennison Portfolio.................   0.75
             SP AIM Aggressive Growth Portfolio............   1.07
             SP AIM Growth and Income Portfolio............   1.00
             SP Alliance Large Cap Growth Portfolio........   1.10
             SP Alliance Technology Portfolio..............   1.30
             SP Davis Value Portfolio......................   0.83
             SP Deutsche International Equity Portfolio....   1.10
             SP INVESCO Small Company Growth Portfolio.....   1.15
             SP Jennison International Growth Portfolio....   1.24
             SP Large Cap Value Portfolio..................   0.90
             SP MFS Capital Opportunities Portfolio........   1.00
             SP MFS Mid-Cap Growth Portfolio...............   1.00
             SP PIMCO High Yield Portfolio.................   0.82
             SP PIMCO Total Return Portfolio...............   0.76
             SP Prudential U.S. Emerging Growth Portfolio..   0.90
             SP Small/Mid-Cap Value Portfolio..............   1.05
             SP Strategic Partners Focused Growth Portfolio   1.01
             Stock Index Portfolio.........................   0.75

       PIC, PIMS, PIFM, PSI and Jennison are indirect wholly-owned subsidiaries of The Prudential.

       Certain Portfolios of the Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the agreement during the period ended December 31, 2000.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of The Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period ended December 31, 2000, the Series Fund incurred fees for the services of PMFS and as of December 31, 2000 fees were due to PMFS as follows:

                                      C8

                                                Amount Incurred
                                                    for the         Amount Due
                                                 Period Ended          as of
                  Portfolio                    December 31, 2000 December 31, 2000
                  ---------                    ----------------- -----------------
Global Portfolio..............................           $ 9,100              $700
Money Market Portfolio........................             9,300               700
Prudential Jennison Portfolio.................            10,700               900
SP AIM Aggressive Growth Portfolio............               300               100
SP AIM Growth and Income Portfolio............               300               100
SP Alliance Large Cap Growth Portfolio........               500               200
SP Alliance Technology Portfolio..............               300               100
SP Davis Value Portfolio......................               500               200
SP Deutsche International Equity Portfolio....               500               200
SP INVESCO Small Company Growth Portfolio.....               300               100
SP Jennison International Growth Portfolio....               600               200
SP Large Cap Value Portfolio..................               300               100
SP MFS Capital Opportunities Portfolio........               300               100
SP MFS Mid-Cap Growth Portfolio...............               300               100
SP PIMCO High Yield Portfolio.................               500               200
SP PIMCO Total Return Portfolio...............               500               200
SP Prudential U.S. Emerging Growth Portfolio..               500               200
SP Small/Mid-Cap Value Portfolio..............               500               200
SP Strategic Partners Focused Growth Portfolio               300               100
Stock Index Portfolio.........................             9,400               700

       For the year ended December 31, 2000, PSI earned $235,120 in brokerage commissions from transactions executed on behalf of the Prudential Jennison Portfolio.

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the fiscal year ended December 31, 2000, the following portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                  Securities
                                   Lending
                          Cash    Collateral
      Portfolio        Investment Investment
      ---------        ---------- ----------
Global Portfolio......    $    --    $11,000
Money Market Portfolio     55,000         --
Stock Index Portfolio.         --     93,000

                                      C9

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $620,521,000 as of December 31, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                     Principal   Percentage
                       Portfolio                       Amount     Interest
                       ---------                    ------------ ---------
     Global Portfolio.............................. $ 60,658,000      9.78%
     Prudential Jennison Portfolio.................  106,641,000     17.18
     SP Alliance Large Cap Growth Portfolio........      573,000      0.09
     SP Alliance Technology Portfolio..............    1,688,000      0.27
     SP Deutsche International Equity Portfolio....    1,407,000      0.23
     SP INVESCO Small Company Growth Portfolio.....      924,000      0.15
     SP Jennison International Growth Portfolio....    2,284,000      0.37
     SP Large Cap Value Portfolio..................      727,000      0.12
     SP MFS Capital Opportunities Portfolio........      335,000      0.05
     SP MFS Mid-Cap Growth Portfolio...............    2,171,000      0.35
     SP PIMCO High Yield Portfolio.................      552,000      0.09
     SP PIMCO Total Return Portfolio...............    4,993,000      0.80
     SP Prudential U.S. Emerging Growth Portfolio..    1,485,000      0.24
     SP Small/Mid-Cap Value Portfolio..............      502,000      0.08
     SP Strategic Partners Focused Growth Portfolio      430,000      0.07
     Stock Index Portfolio.........................   50,351,000      8.11
     All other portfolios..........................  384,800,000     62.02
                                                    ------------ ---------
                                                    $620,521,000    100.00%

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns & Co., Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $194,644,640.

       Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001.
       The value of the collateral including accrued interest was $193,803,849.

       State Street Bank and Trust Company, 5.50%, in the principal amount of $50,521,000, repurchase price $50,551,874, due 01/02/2001. The value of the collateral including accrued interest was $51,534,285.

       UBS Warburg, 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $193,800,211.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the period ended December 31, 2000 were as follows:

                                      C10

       Cost of Purchases:

                                                Government  Non-Government
                   Portfolio                    Securities    Securities
                   ---------                    ----------- --------------
Global Portfolio............................... $         0 $1,142,897,078
Prudential Jennison Portfolio..................           0  3,565,274,889
SP Aggressive Growth Asset Allocation Portfolio           0      2,181,226
SP AIM Aggressive Growth Portfolio.............           0      4,501,755
SP AIM Growth and Income Portfolio.............           0      5,058,624
SP Alliance Large Cap Growth Portfolio.........     284,029      7,343,064
SP Alliance Technology Portfolio...............           0      6,913,990
SP Balanced Asset Allocation Portfolio.........           0      3,773,771
SP Conservative Asset Allocation Portfolio.....           0      1,933,079
SP Davis Value Portfolio.......................     216,040     10,254,667
SP Deutsche International Equity Portfolio.....           0     10,482,659
SP Growth Asset Allocation Portfolio...........           0      4,729,652
SP INVESCO Small Company Growth Portfolio......           0      7,036,647
SP Jennison International Growth Portfolio.....           0      9,794,821
SP Large Cap Value Portfolio...................     116,619      3,216,901
SP MFS Capital Opportunities Portfolio.........      76,250      4,898,441
SP MFS Mid-Cap Growth Portfolio................           0      4,327,244
SP PIMCO High Yield Portfolio..................   4,194,270      7,457,369
SP PIMCO Total Return Portfolio................  18,340,282      6,353,646
SP Prudential U.S. Emerging Growth Portfolio...           0      8,406,472
SP Small/Mid-Cap Value Portfolio...............           0      5,767,963
SP Strategic Partners Focused Growth Portfolio.           0      8,611,084
Stock Index Portfolio..........................           0    319,485,189

       Proceeds from Sales:

                                                Government  Non-Government
                   Portfolio                    Securities    Securities
                   ---------                    ----------- --------------
Global Portfolio............................... $         0 $1,127,265,651
Prudential Jennison Portfolio..................           0  2,759,907,577
SP Aggressive Growth Asset Allocation Portfolio           0         72,082
SP AIM Aggressive Growth Portfolio.............           0        484,351
SP AIM Growth and Income Portfolio.............           0        441,209
SP Alliance Large Cap Growth Portfolio.........           0        431,370
SP Alliance Technology Portfolio...............           0        843,286
SP Balanced Asset Allocation Portfolio.........           0         56,946
SP Conservative Asset Allocation Portfolio.....           0         34,536
SP Davis Value Portfolio.......................           0        155,919
SP Deutsche International Equity Portfolio.....           0      2,913,964
SP Growth Asset Allocation Portfolio...........           0        746,677
SP INVESCO Small Company Growth Portfolio......           0      1,312,128
SP Jennison International Growth Portfolio.....           0        769,773
SP Large Cap Value Portfolio...................           0        368,542
SP MFS Capital Opportunities Portfolio.........      16,633        722,737
SP MFS Mid-Cap Growth Portfolio................           0        766,135
SP PIMCO High Yield Portfolio..................   2,363,436      2,711,192
SP PIMCO Total Return Portfolio................  13,648,573      1,748,904
SP Prudential U.S. Emerging Growth Portfolio...           0      2,892,656
SP Small/Mid-Cap Value Portfolio...............           0        711,878
SP Strategic Partners Focused Growth Portfolio.           0      1,800,076
Stock Index Portfolio..........................           0    321,905,513

                                      C11

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2000 were as follows:

                                                                      Total Net
              Portfolio                 Appreciation  Depreciation   Unrealized      Tax Basis
              ---------                -------------- ------------ --------------  --------------
Global Portfolio...................... $  142,684,766 $ 77,828,148 $   64,856,618  $1,118,382,430
Prudential Jennison Portfolio.........    314,509,638  453,339,656   (138,830,018)  3,061,140,363
SP Aggressive Growth Asset Allocation
  Portfolio...........................         29,003       84,210        (55,207)      2,108,239
SP AIM Aggressive Growth Portfolio....        322,707      602,624       (279,917)      4,146,271
SP AIM Growth and Income Portfolio....        154,144      569,588       (415,444)      4,946,071
SP Alliance Large Cap Growth Portfolio        206,262      807,996       (601,734)      7,752,466
SP Alliance Technology Portfolio......        111,402      938,341       (826,939)      7,469,299
SP Balanced Asset Allocation Portfolio         50,440       65,933        (15,493)      3,718,709
SP Conservative Asset Allocation
  Portfolio...........................         26,647       32,173         (5,526)      1,899,341
SP Davis Value Portfolio..............        765,352      402,116        363,236      12,254,248
SP Deutsche International Equity
  Portfolio...........................        424,955      288,153        136,802       8,600,196
SP Growth Asset Allocation Portfolio..         63,486      139,776        (76,290)      3,980,444
SP INVESCO Small Company Growth
  Portfolio...........................        377,021      780,657       (403,636)      6,187,446
SP Jennison International Growth
  Portfolio...........................        250,165    1,037,880       (787,715)     11,185,113
SP Large Cap Value Portfolio..........        306,858      107,978        198,880       3,669,520
SP MFS Capital Opportunities Portfolio        231,473      467,416       (235,943)      4,552,319
SP MFS Mid-Cap Growth Portfolio.......        329,536      562,207       (232,671)      5,802,088
SP PIMCO High Yield Portfolio.........         65,090       60,544          4,546       7,738,883
SP PIMCO Total Return Portfolio.......        255,516          308        255,208      15,416,505
SP Prudential U.S. Emerging Growth
  Portfolio...........................        247,039      746,985       (499,946)      6,834,243
SP Small/Mid-Cap Value Portfolio......        652,407      103,755        548,652       5,589,990
SP Strategic Partners Focused Growth
  Portfolio...........................         74,956    1,037,754       (962,798)      6,993,780
Stock Index Portfolio.................  1,938,154,680  240,185,784  1,697,968,896   2,713,651,308

       The SP PIMCO Total Return Portfolio's written options activity for the period ended December 31, 2000 was as follows:

                                 Contracts Premiums
                                 --------- --------
Balance as of September 22, 2000         0     $  0
Options written.................         3      723
                                 --------- --------
Balance as of December 31, 2000.         3     $723

       The Global Portfolio entered into a futures swap agreement with Merrill Lynch international. The Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Dec. '00 futures and the Portfolio pays the negative change in the market value of Dow Jones Euro Stoxx 50 Dec. '00. The Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:

                                                                   Appreciation
Open Date Termination Date Contracts Current  Value Current Basis (Depreciation)
--------- ---------------- --------- -------------- ------------- --------------
12/13/00      3/16/01        1,350    $69,132,560    $71,517,520   $(2,384,960)

                                      C12

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                 Post      Post
                                               October   October
                                               Currency  Capital   Capital Loss
                                                Losses    Losses   Carryforwards Expiration
                  Portfolio                    Deferred  Deferred    Available      Date
                  ---------                    -------- ---------- ------------  ----------
Global Portfolio.............................. $268,699 $8,779,794           --          --
SP AIM Aggressive Growth Portfolio............       --    125,594    $ (57,438)       2008
SP AIM Growth and Income Portfolio............       --     58,849      (39,315)       2008
SP Alliance Large Cap Growth Portfolio........       --     15,239       (1,017)       2008
SP Alliance Technology Portfolio..............       --    253,692      (35,712)       2008
SP Davis Value Portfolio......................       --      4,447         (977)       2008
SP Deutsche International Equity Portfolio....       --    180,210     (195,290)       2008
SP INVESCO Small Company Growth Portfolio.....       --    377,336      (83,738)       2008
SP Jennison International Growth Portfolio....   12,275    131,778           --          --
SP Large Cap Value Portfolio..................       --     47,596           --          --
SP MFS Capital Opportunities Portfolio........       --     11,310       (6,692)       2008
SP PIMCO High Yield Portfolio.................       --      3,050           --          --
SP Prudential U.S. Emerging Growth Portfolio..       --    125,616      (38,957)       2008
SP Small/Mid Cap Value Portfolio..............       --     40,512      (13,569)       2008
SP Strategic Partners Focused Growth Portfolio       --     61,807     (185,422)       2008

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2000, the Prudential Jennison Portfolio and SP Jennison International Growth Portfolio have Class II shares outstanding.

       Transactions in shares of common stock of the Prudential Jennison Portfolio and SP Jennison International Growth Portfolio were as follows:

Prudential Jennison Portfolio:

                              Class I                                 Shares        Amount
                              -------                               ----------  --------------
Year ended December 31, 2000:
Capital stock sold................................................. 31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions 17,678,914     414,090,579
Capital stock repurchased.......................................... (9,174,387)   (291,311,076)
                                                                    ----------  --------------
Net increase in shares outstanding................................. 40,413,175  $1,174,149,125
                                                                    ==========  ==============

                             Class II                                 Shares        Amount
                             --------                               ----------  --------------
February 10, 2000 (a) through December 31, 2000:
Capital stock sold.................................................    550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions     71,503       1,617,253
Capital stock repurchased..........................................    (39,878)     (1,198,186)
                                                                    ----------  --------------
Net increase in shares outstanding.................................    582,136  $   17,149,080
                                                                    ==========  ==============

       (a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C13

SP Jennison International Growth Portfolio:

                      Class I                        Shares        Amount
                      -------                      ----------  --------------
  September 22, 2000 (b) through December 31, 2000
  Capital stock sold..............................    912,063  $    8,639,496
  Capital stock repurchased.......................    (19,277)       (165,681)
                                                   ----------  --------------
  Net increase in shares outstanding..............    892,786  $    8,473,815
                                                   ==========  ==============

                      Class II                       Shares        Amount
                      --------                     ----------  --------------
  October 4, 2000 (c) through December 31, 2000:
  Capital stock sold..............................  1,512,769  $   13,325,129
  Capital stock repurchased....................... (1,191,511)    (10,547,052)
                                                   ----------  --------------
  Net increase in shares outstanding..............    321,258  $    2,778,077
                                                   ==========  ==============

       (b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
       (c) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

                                      C14

Financial Highlights

                                                                        Global Portfolio
                                                          --------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          --------------------------------------------
                                                             2000      1999     1998    1997    1996
                                                           --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                          --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................     0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments    (5.30)     10.04    4.38    1.11    2.94
                                                          --------   --------  ------  ------  ------
   Total from investment operations......................    (5.23)     10.10    4.45    1.20    3.05
                                                          --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........    (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................    (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                          --------   --------  ------  ------  ------
   Total distributions...................................    (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                          --------   --------  ------  ------  ------
Net Asset Value, end of year............................. $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                          ========   ========  ======  ======  ======
Total Investment Return(a)...............................   (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................       95%        76%     73%     70%     41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  Money Market Portfolio
                                                        -------------------------------------------
                                                                        Year Ended
                                                                       December 31,
                                                        -------------------------------------------
                                                          2000      1999     1998    1997    1996
                                                        --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................    (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                        --------  --------  ------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                        ========  ========  ======  ======  ======
Total Investment Return(a).............................     6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................     6.03%     4.90%   5.20%   5.28%   5.10%

(a) Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                 Prudential Jennison Portfolio
                                              --------------------------------------------------------------------
                                                                  Class I                           Class II
                                              -----------------------------------------------   ---------------
                                                                Year Ended
                                                               December 31,                   February 10, 2000(a)
                                              -----------------------------------------------       through
                                                 2000       1999      1998     1997    1996    December 31, 2000
                                               --------   --------  --------  ------  ------    ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32  $12.55          $ 34.25
                                              --------    --------  --------  ------  ------  ---------------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04    0.02            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48    1.78            (7.54)
                                              --------    --------  --------  ------  ------  ---------------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52    1.80            (7.57)
                                              --------    --------  --------  ------  ------  ---------------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)  (0.03)              --(d)
Dividends in excess of net investment income.       --(d)       --        --      --      --               --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     --            (3.80)
                                              --------    --------  --------  ------  ------  ---------------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)  (0.03)           (3.80)
                                              --------    --------  --------  ------  ------  ---------------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73  $14.32          $ 22.88
                                              ========    ========  ========  ======  ======  ===============
Total Investment Return(b)...................   (17.38)%     41.76%    37.46%  31.71%  14.41%          (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5          $  13.3
Ratios to average net assets:
   Expenses..................................     0.64%       0.63%     0.63%   0.64%   0.66%            1.04%(c)
   Net investment income.....................     0.02%       0.17%     0.20%   0.25%   0.20%           (0.39)%(c)
Portfolio turnover rate......................       89%         58%       54%     60%     46%              89%

(a) Commencement of offering of Class II shares.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.

(c) Annualized.

(d) Less than $0.005 per share.

                                                   SP Aggressive Growth Asset
                                                      Allocation Portfolio
                                                    ------------------------
                                                     September 22, 2000 (a)
                                                            through
                                                       December 31, 2000
                                                    ------------------------
   Per Share Operating Performance:
   Net Asset Value, beginning of period...........                   $10.00
                                                   ------------------------
   Income from Investment Operations:
   Net investment income..........................                     0.01
   Net realized and unrealized loss on investments                    (0.67)
                                                   ------------------------
      Total from investment operations............                    (0.66)
                                                   ------------------------
   Less Distributions:
   Dividends from net investment income...........                    (0.01)
                                                   ------------------------
   Net Asset Value, end of period.................                   $ 9.33
                                                   ========================
   Total Investment Return(b).....................                    (6.65)%
   Ratios/Supplemental Data:
   Net assets, end of period (in millions)........                   $  2.1
   Ratios to average net assets:(c)
     Expenses.....................................                     0.05%
     Net investment income........................                     0.36%
   Portfolio turnover rate(d).....................                        6%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                SP AIM Aggressive Growth Portfolio
                                                 --------------------------------
                                                      September 22, 2000 (a)
                                                             through
                                                        December 31, 2000
                                                 --------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                          $ 10.00
                                                --------------------------------
Income from Investment Operations:
Net investment loss............................                            (0.01)
Net realized and unrealized loss on investments                            (1.39)
                                                --------------------------------
   Total from investment operations............                            (1.40)
                                                --------------------------------
Net Asset Value, end of period.................                          $  8.60
                                                ================================
Total Investment Return(b).....................                           (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                          $   3.9
Ratios to average net assets:(c)(e)
  Expenses.....................................                             1.07%
  Net investment income........................                            (0.40)%
Portfolio turnover rate(d).....................                               16%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Not annualized.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

                                                SP AIM Growth and Income Portfolio
                                                 --------------------------------
                                                      September 22, 2000(a)
                                                             through
                                                        December 31, 2000
                                                 --------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                          $ 10.00
                                                --------------------------------
Income From Investment Operations:
Net investment income..........................                             0.01
Net realized and unrealized loss on investments                            (1.59)
                                                --------------------------------
   Total from investment operations............                            (1.58)
                                                --------------------------------
Less Distributions:
Dividends from net investment income...........                            (0.01)
                                                --------------------------------
Net Asset Value, end of period.................                          $  8.41
                                                ================================
Total Investment Return(b).....................                           (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                          $   4.3
Ratios to average net assets:(c)(e)
  Expenses.....................................                             1.00%
  Net investment income........................                             0.26%
Portfolio turnover rate(d).....................                               15%

(a) Commencement of operations.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Not annualized.
(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                          SP Alliance
                                                   Large Cap Growth Portfolio
                                                   -------------------------
                                                     September 22, 2000(a)
                                                            through
                                                       December 31, 2000
                                                   -------------------------
  Per Share Operating Performance:
  Net Asset Value, beginning of period...........                   $ 10.00
                                                  -------------------------
  Income From Investment Operations:
  Net investment income..........................                      0.01
  Net realized and unrealized loss on investments                     (1.45)
                                                  -------------------------
     Total from investment operations............                     (1.44)
                                                  -------------------------
  Less Distributions:
  Dividends from net investment income...........                     (0.01)
                                                  -------------------------
  Net Asset Value, end of period.................                   $  8.55
                                                  =========================
  Total Investment Return(b).....................                    (14.44)%
  Ratios/Supplemental Data:
  Net assets, end of period (in millions)........                   $   7.1
  Ratios to average net assets(c)(e):
    Expenses.....................................                      1.10%
    Net investment income........................                      0.44%
  Portfolio turnover rate(d).....................                        10%

(a) Commencement of operations.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Not annualized.
(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

                                                    SP Alliance Technology Portfolio
                                                     ------------------------------
                                                         September 22, 2000(a)
                                                                through
                                                           December 31, 2000
                                                     ------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of year.................                        $ 10.00
                                                    ------------------------------
Income from Investment Operations:
Net investment income..............................                           0.01
Net realized and unrealized loss on investments....                          (2.38)
                                                    ------------------------------
   Total from investment operations................                          (2.37)
                                                    ------------------------------
Less Distributions:
Dividends from net investment income...............                          (0.01)
Distributions in excess of net investment income(f)                             --
                                                    ------------------------------
   Total distributions.............................                          (0.01)
                                                    ------------------------------
Net Asset Value, end of year.......................                        $  7.62
                                                    ==============================
Total Investment Return(b).........................                         (23.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)..............                        $   6.1
Ratios to average net assets:(c)(d)
  Expenses.........................................                           1.30%
  Net investment income............................                           0.37%
Portfolio turnover rate(e).........................                             23%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

(f) Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                SP Balanced Asset Allocation Portfolio
                                                 ------------------------------------
                                                        September 22, 2000(a)
                                                               through
                                                          December 31, 2000
                                                 ------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                               $10.00
                                                ------------------------------------
Income from Investment Operations:
Net investment income..........................                                 0.06
Net realized and unrealized loss on investments                                 (.20)
                                                ------------------------------------
   Total from investment operations............                                 (.14)
                                                ------------------------------------
Less Distributions:
Dividends from net investment income...........                                (0.06)
                                                ------------------------------------
Net Asset Value, end of period.................                               $ 9.80
                                                ====================================
Total Investment Return (b)....................                                (1.42%)
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                               $  3.7
Ratios to average net assets:(c)
  Expenses.....................................                                 0.05%
  Net investment income........................                                 4.89%
Portfolio turnover rate(d).....................                                    4%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Not annualized.

                                                   SP Conservative Asset Allocation Portfolio
                                                   -----------------------------------------
                                                             September 22, 2000 (a)
                                                                    through
                                                               December 31, 2000
                                                   -----------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..............                                    $10.00
                                                   -----------------------------------------
Income From Investment Operations:
Net investment income.............................                                      0.08
Net realized and unrealized gain on investments(c)                                        --
                                                   -----------------------------------------
   Total from investment operations...............                                      0.08
                                                   -----------------------------------------
Less Distributions:
Dividends from net investment income..............                                     (0.08)
Distributions from net realized gains(c)..........                                        --
                                                   -----------------------------------------
   Total distributions............................                                     (0.08)
                                                   -----------------------------------------
Net Asset Value, end of period....................                                    $10.00
                                                   =========================================
Total Investment Return(b)........................                                      0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...........                                    $  1.9
Ratios to average net assets:(d)
  Expenses........................................                                      0.05%
  Net investment income...........................                                      8.07%
Portfolio turnover rate(e)........................                                         4%

(a) Commencement of operations.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                    SP Davis Value Portfolio
                                                    -----------------------
                                                     September 22, 2000 (a)
                                                            through
                                                       December 31, 2000
                                                    -----------------------
    Per Share Operating Performance:
    Net Asset Value, beginning of period...........                  $10.00
                                                    -----------------------
    Income from Investment Operations:
    Net investment income..........................                    0.02
    Net realized and unrealized gain on investments                    0.15
                                                    -----------------------
       Total from investment operations............                    0.17
                                                    -----------------------
    Less Distributions:
    Dividends from net investment income...........                   (0.02)
                                                    -----------------------
    Net Asset Value, end of period.................                  $10.15
                                                    =======================
    Total Investment Return(b).....................                    1.69%
    Ratios/Supplemental Data:
    Net assets, end of period (in millions)........                  $ 12.8
    Ratios to average net assets:(c)(d)
      Expenses.....................................                    0.83%
      Net investment income........................                    1.48%
    Portfolio turnover rate(e).....................                       3%

(a) Commencement of operations.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.
(e) Not annualized.

                                                SP Deutsche International Equity Portfolio
                                                 ----------------------------------------
                                                          September 22, 2000(a)
                                                                 through
                                                            December 31, 2000
                                                 ----------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                                   $10.00
                                                ----------------------------------------
Income From Investment Operations:
Net investment income..........................                                     0.01
Net realized and unrealized loss on investments                                    (0.57)
                                                ----------------------------------------
   Total from investment operations............                                    (0.56)
                                                ----------------------------------------
Net Asset Value, end of period.................                                   $ 9.44
                                                ========================================
Total Investment Return(b).....................                                    (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                                   $  7.8
Ratios to average net assets:(c)(d)
  Expenses.....................................                                     1.10%
  Net investment income........................                                     0.55%
Portfolio turnover rate(e).....................                                       51%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                SP Growth Asset Allocation Portfolio
                                                 ----------------------------------
                                                       September 22, 2000(a)
                                                              through
                                                         December 31, 2000
                                                 ----------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                             $10.00
                                                ----------------------------------
Income from Investment Operations:
Net investment income..........................                               0.03
Net realized and unrealized loss on investments                              (0.49)
                                                ----------------------------------
   Total from investment operations............                              (0.46)
                                                ----------------------------------
Less Distributions:
Dividends from net investment income...........                              (0.02)
                                                ----------------------------------
Net Asset Value, end of period.................                             $ 9.52
                                                ==================================
Total Investment Return(b).....................                              (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                             $  3.9
Ratios to average net assets: (c)
  Expenses.....................................                               0.05%
  Net investment income........................                               2.95%
Portfolio turnover rate (d)....................                                 39%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Not annualized.

                                                SP Invesco Small Company Growth Portfolio
                                                 ---------------------------------------
                                                          September 22, 2000(a)
                                                                 through
                                                            December 31, 2000
                                                 ---------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                                 $ 10.00
                                                ---------------------------------------
Income From Investment Operations:
Net investment loss............................                                      --
Net realized and unrealized loss on investments                                   (1.62)
                                                ---------------------------------------
   Total from investment operations............                                   (1.62)
                                                ---------------------------------------
Net Asset Value, end of period.................                                 $  8.38
                                                =======================================
Total Investment Return(b).....................                                  (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                                 $   5.5
Ratios to average net assets:(c)(d)
  Expenses.....................................                                    1.15%
  Net investment income........................                                   (0.10)%
Portfolio turnover rate(e).....................                                      29%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights


                                                SP Jennison International Growth Portfolio
                                                ------------------------------------------
                                                       Class I              Class II
                                                 -------------------     ---------------
                                                September 22, 2000(a)  October 4, 2000(b)
                                                       through               through
                                                  December 31, 2000     December 31, 2000
                                                 -------------------     ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........              $ 10.00            $  9.79
                                                -------------------    ---------------
Income from Investment Operations:
Net investment income (loss)...................                 0.01                 --(g)
                                                                       ---------------
Net realized and unrealized loss on investments                (1.51)             (1.31)
                                                -------------------    ---------------
   Total from investment operations............                (1.50)             (1.31)
                                                -------------------    ---------------
Net Asset Value, end of period.................              $  8.50            $  8.48
                                                ===================    ===============
Total Investment Return(c).....................               (15.00)%           (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........              $   7.6            $   2.7
Ratios to average net assets:(d)(f)
  Expenses.....................................                 1.24%              1.64%
  Net investment income........................                 0.51%             (0.00)%
Portfolio turnover rate(e).....................                   12%                12%

(a) Commencement of offering of Class I Shares.

(b) Commencement of offering of Class II Shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(d) Annualized.

(e) Not annualized.

(f) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(g) Less than $0.005 per share.

                                                SP Large Cap Value Portfolio
                                                 -------------------------
                                                   September 22, 2000(a)
                                                          through
                                                     December 31, 2000
                                                 -------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                    $10.00
                                                -------------------------
Income from Investment Operations:
Net investment income..........................                      0.04
Net realized and unrealized gain on investments                      0.44
                                                -------------------------
   Total from investment operations............                      0.48
                                                -------------------------
Less Distributions:
Dividends from net investment income...........                     (0.04)
Dividends in excess of net investment income...                        --(e)
                                                -------------------------
   Total distributions.........................                     (0.04)
                                                -------------------------
Net Asset Value, end of period.................                    $10.44
                                                =========================
Total Investment Return(b).....................                      4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                    $  3.9
Ratios to average net assets:(c)(d)
  Expenses.....................................                      0.90%
  Net investment income........................                      1.60%
Portfolio turnover rate(f).....................                        13%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e) Less than $0.005 per share.

(f) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights

                                                SP MFS Capital Opportunities Portfolio
                                                 ------------------------------------
                                                        September 22, 2000(a)
                                                               through
                                                          December 31, 2000
                                                 ------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                               $10.00
                                                ------------------------------------
Income From Investment Operations:
Net investment income..........................                                 0.01
Net realized and unrealized loss on investments                                (0.85)
                                                ------------------------------------
   Total from investment operations............                                (0.84)
                                                ------------------------------------
Less Distributions:
Dividends from net investment income...........                                (0.01)
                                                ------------------------------------
Net Asset Value, end of period.................                               $ 9.15
                                                ====================================
Total Investment Return(b).....................                                (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                               $  4.3
Ratios to average net assets:(c)(d)
  Expenses.....................................                                 1.00%
  Net investment income........................                                 0.40%
Portfolio turnover rate(e).....................                                   25%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                                                SP MFS Mid-Cap Growth Portfolio
                                                 -----------------------------
                                                     September 22, 2000(a)
                                                            through
                                                       December 31, 2000
                                                 -----------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                        $10.00
                                                -----------------------------
Income from Investment Operations:
Net investment income..........................                          0.02
Net realized and unrealized loss on investments                         (0.25)
                                                -----------------------------
   Total from investment operations............                         (0.23)
                                                -----------------------------
Less Distributions:
Dividends from net investment income...........                         (0.02)
Distributions from net realized gains..........                         (0.06)
                                                -----------------------------
   Total distributions.........................                         (0.08)
                                                -----------------------------
Net Asset Value, end of period.................                        $ 9.69
                                                =============================
Total Investment Return(b).....................                         (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                        $  5.6
Ratios to average net assets:(c)(d)
  Expenses.....................................                          1.00%
  Net investment income........................                          1.16%
Portfolio turnover rate (e)....................                            27%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights


                                                         SP PIMCO High Yield Portfolio
                                                         ----------------------------
                                                             September 22, 2000(a)
                                                                    through
                                                               December 31, 2000
                                                         ----------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period....................                       $10.00
                                                         ----------------------------
Income from Investment Operations:
Net investment income...................................                         0.17
Net realized and unrealized gain on investments.........                         0.02
                                                         ----------------------------
   Total from investment operations.....................                         0.19
                                                         ----------------------------
Less Distributions:
Dividends from net investment income....................                        (0.16)
Distributions from net realized gains...................                        (0.01)
Distributions in excess of net realized capital gains(d)                           --
                                                         ----------------------------
   Total distributions..................................                        (0.17)
                                                         ----------------------------
Net Asset Value, end of period..........................                       $10.02
                                                         ============================
Total Investment Return(b)..............................                         1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................                       $  8.0
Ratios to average net assets:(c)(e)
  Expenses..............................................                         0.82%
  Net investment income.................................                         7.78%
Portfolio turnover rate (f).............................                           88%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Less than $0.005 per share.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f) Not annualized.

                                                SP Pimco Total Return Portfolio
                                                ------------------------------
                                                    September 22, 2000 (a)
                                                            through
                                                       December 31, 2000
                                                ------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                         $10.00
                                                ------------------------------
Income From Investment Operations:
Net investment income..........................                           0.13
Net realized and unrealized gain on investments                           0.39
                                                ------------------------------
   Total from investment operations............                           0.52
                                                ------------------------------
Less Distributions:
Dividends from net investment income...........                          (0.11)
Distributions from net realized gains..........                          (0.01)
                                                ------------------------------
   Total distributions.........................                          (0.12)
                                                ------------------------------
Net Asset Value, end of period.................                         $10.40
                                                ==============================
Total Investment Return(b).....................                           5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                         $ 10.7
Ratios to average net assets(c)(e):
  Expenses.....................................                           0.76%
  Net investment income........................                           5.94%
Portfolio turnover rate(d).....................                            239%

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Not annualized.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights


                                                SP Prudential U.S. Emerging Growth Portfolio
                                                 ------------------------------------------
                                                           September 22, 2000 (a)
                                                                  through
                                                             December 31, 2000
                                                 ------------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                                    $ 10.00
                                                ------------------------------------------
Income from Investment Operations:
Net investment income..........................                                       0.01
Net realized and unrealized loss on investments                                      (1.62)
                                                ------------------------------------------
   Total from investment operations............                                      (1.61)
                                                ------------------------------------------
Less Distributions:
Dividends from net investment income...........                                      (0.01)
                                                ------------------------------------------
   Total distributions.........................                                      (0.01)
                                                ------------------------------------------
Net Asset Value, end of period.................                                    $  8.38
                                                ==========================================
Total Investment Return(b).....................                                     (16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                                    $   6.4
Ratios to average net assets:(c)(e)
  Expenses.....................................                                       0.90%
  Net investment income........................                                       0.49%
Portfolio turnover rate(d).....................                                         82%

(a)     Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)     Annualized.

(d) Not annualized.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

                                                SP Small/Mid Cap Value Portfolio
                                                -------------------------------
                                                     September 22, 2000 (a)
                                                            through
                                                       December 31, 2000
                                                -------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                          $10.00
                                                -------------------------------
Income From Investment Operations:
Net investment income..........................                            0.03
Net realized and unrealized gain on investments                            1.10
                                                -------------------------------
   Total from investment operations............                            1.13
                                                -------------------------------
Less Distributions:
Dividends from net investment income(b)........                              --
                                                -------------------------------
   Total distributions.........................                              --
                                                -------------------------------
Net Asset Value, end of period.................                          $11.13
                                                ===============================
Total Investment Return(c).....................                           11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                          $  6.1
Ratios to average net assets:(d)(e)
  Expenses.....................................                            1.05%
  Net investment income........................                            1.79%
Portfolio turnover rate(f).....................                              18%

(a)     Commencement of operations.

(b)     Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(d)     Annualized.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)     Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                                 --------------------------------------------
                                                            September 22, 2000 (a)
                                                                   through
                                                              December 31, 2000
                                                 --------------------------------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........                                      $ 10.00
                                                --------------------------------------------
Income from Investment Operations:
Net investment income (b)......................                                           --
Net realized and unrealized loss on investments                                        (2.06)
                                                --------------------------------------------
   Total from investment operations............                                        (2.06)
                                                --------------------------------------------
Less Distributions:
Dividends from net investment income (b).......                                           --
                                                --------------------------------------------
Net Asset Value, end of period.................                                      $  7.94
                                                ============================================
Total Investment Return(c).....................                                       (20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........                                      $   5.9
Ratios to average net assets: (d)(e)
  Expenses.....................................                                         1.01%
  Net investment income........................                                         0.18%
Portfolio turnover rate (f)....................                                           37%

(a) Commencement of operations.

(b) Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 3.88% and (2.69%), respectively, for the period ended December 31, 2000.

(f) Not annualized.

                                                                        Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments    (4.37)      7.23      8.11      7.34      4.06
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (4.01)      7.67      8.53      7.77      4.46
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................    (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (9.03)%    20.54%    28.42%    32.83%    22.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................     0.39%      0.39%     0.37%     0.37%     0.40%
  Net investment income..................................     0.83%      1.09%     1.25%     1.55%     1.95%
Portfolio turnover rate..................................        7%         2%        3%        5%        1%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and Stock Index Portfolio (twenty-four of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 15, 2001

                                      E1

                                Tax Information
                                  (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2000, the Series Fund paid dividends as follows:

                                        Ordinary    Long-Term       Total
                                        Dividends Capital Gains Distributions
  -                                     --------- ------------- -------------
  Global...............................    $0.422        $1.722        $2.144
  Money Market.........................     0.602            --         0.602
  Prudential Jennison (Class I)........     0.020         3.801         3.821
  Prudential Jennison (Class II).......     0.000         3.801         3.801
  SP Aggressive Growth Asset Allocation     0.005            --         0.005
  SP AIM Aggressive Growth.............        --            --            --
  SP AIM Growth and Income.............     0.006            --         0.006
  SP Alliance Large Cap Growth.........     0.006            --         0.006
  SP Alliance Technology...............     0.009            --         0.009
  SP Balanced Asset Allocation.........     0.057            --         0.057
  SP Conservative Asset Allocation.....     0.084            --         0.084
  SP Davis Value.......................     0.018            --         0.018
  SP Deutsche International Equity.....        --            --            --
  SP Growth Asset Allocation...........     0.024            --         0.024
  SP INVESCO Small Company Growth......        --            --            --
  SP Jennison International (Class I)..        --            --            --
  SP Jennison International (Class II).        --            --            --
  SP Large Cap Value...................     0.041            --         0.041
  SP MFS Capital Opportunities.........     0.010            --         0.010
  SP MFS Mid-Cap Growth................     0.083            --         0.083
  SP PIMCO High Yield..................     0.174            --         0.174
  SP PIMCO Total Return................     0.118            --         0.118
  SP Prudential U.S. Emerging Growth...     0.008            --         0.008
  SP Small/Mid-Cap Value...............        --            --            --
  SP Strategic Partners Focused Growth.     0.003            --         0.003
  Stock Index..........................     0.387         1.389         1.776

                                      E2

Board of Directors (as of 12/31/2000)



David R. Odenath, Jr.                        W. Scott McDonald, Jr., Ph.D.
Chairman,                                    Vice President,
The Prudential Series Fund, Inc.             Kaludis Consulting Group


Saul K. Fenster, Ph.D.                       Joseph Weber, Ph.D.
President,                                   Vice President,
New Jersey Institute of Technology           Interclass (international corporate
                                             learning)

--------------------------------------------------------------------------------
Annuities have limitations and withdrawal charges. For costs and complete details of coverage, call your licensed financial professional. Strategic Partners Annuity One is a variable annuity issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and is distributed through Prudential Investment Management Services LLC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential companies.

Contract #VBON-2000-OR, VDCA-2000-OR. Not available in all states.

Prudential Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations. Like most annuity contracts, the Strategic Partners Annuity One contract contains terms for keeping it in force. For complete details, see your licensed financial professional.

Tax deferral is not exclusive to annuities. Tax deferral is provided by an Individual Retirement Account and other qualified retirement plans. An annuity contract should be used to fund a qualified retirement plan to benefit from the annuity's features other than tax deferral, including the lifetime income payout option, the death benefit protection, and for variable annuities, the ability to transfer among investment options without sales or withdrawal charges.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.



[LOGO OF PRUDENTIAL]                                                 -----------
                                                                      Presorted
Prudential Annuity Service Center                                     Standard
P.O.Box 13467                                                        U.S.Postage
Philadelphia, PA 19101                                                   PAID
                                                                      Prudential
Address Service Requested                                            -----------



IFS-200101-A061596
ORD000057
Ed. 12/31/2000